UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

PACE® Select Advisors Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to: Jack W. Murphy, Esq. Dechert LLP 1900 K Street, N.W. Washington, DC 20006

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2018

Item 1.  Reports to Stockholders.

PACE® Select Advisors Trust

Semiannual Report | January 31, 2018

PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (PACE Government Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a portfolio or class of shares. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Asset Management (Americas) Inc. at 888-793 8637, or visit us on the Web at www.ubs.com/am-us.

Derivatives vary in complexity, involve risks which are different from, and may be greater than, the risks associated with investing in securities or other instruments. Please see the funds' prospectuses for more complete discussion of the risks associated with investing in derivatives.

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Introduction

March 16, 2018

Dear PACE Shareholder,

We are pleased to provide you with the semiannual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and subadvisors regarding the events that affected Portfolio performance during the six months ended January 31, 2018 (the "reporting period"). Please note that the opinions of the subadvisors do not necessarily represent those of UBS Asset Management (Americas) Inc.

The global economic expansion accelerates

The US economy continued to expand during the reporting period. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at a 3.1% and 3.2% seasonally adjusted annualized rate during the second and third quarters of 2017, respectively. The latter reading represented the strongest pace of growth since the first quarter of 2015. Finally, fourth quarter 2017 GDP grew at a 2.5% rate based on the US Commerce Department's second estimate.1

The US Federal Reserve Board (the "Fed") continued to raise interest rates during the reporting period as it sought to gradually normalize monetary policy. After raising rates in both March and June 2017, the Fed again raised rates in December 2017, bringing the federal funds rate to a range between 1.25% and 1.50%.2 In addition, starting in October 2017, the Fed began reducing its sizable balance sheet. For 2018, the Fed currently anticipates making three additional 0.25% rate hikes and taking further actions to pare its balance sheet.

From a global perspective, in its January 2018 World Economic Outlook Update, the International Monetary Fund ("IMF") said, "Global economic activity continues to firm up. Global output is estimated to have grown by 3.7 percent in 2017, which is 0.1 percentage point higher than projected in the fall and 0.5 percentage points higher than in 2016. The pickup in growth has been broad-based, with notable upside surprises in Europe and Asia. Global growth forecasts for 2018 and 2019 have been revised upward by 0.2 percentage points to 3.9 percent. The revision reflects increased global growth momentum and the expected impact of the recently approved U.S. tax policy changes." From a regional perspective, the IMF estimates that 2017 growth in the eurozone was 2.4%, versus 1.8% in 2016. Japan's economy was expected to have expanded 1.8% in 2017, compared to 0.9% in 2016. Elsewhere, the IMF projects that overall growth in emerging markets countries accelerated to 4.7% in 2017, versus 4.4% in 2016.

Global equities move sharply higher

The global equity market generated strong results during the reporting period. US equities posted positive results during all six months of the period. Supporting the market were improving global growth, corporate profits that often exceeded expectations and the December 2017 signing of a tax reform bill. All told, the US stock market, as measured by the S&P 500 Index, gained 15.43% for the six months ended January 31, 2018.3 International equities also rallied. International developed equities, as measured by the MSCI EAFE Index (net),4 rose 12.14% during the

1  Based on the Commerce Department's second estimate announced on February 28, 2018, after the reporting period had ended.

2  The federal funds rate or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis.

3  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),5 gained 18.51%.

The US fixed income market posts mixed results

The overall US fixed income market modestly declined during the reporting period. In the US, both short- and long-term Treasury yields moved higher. Short-term rates rose in conjunction with Fed monetary policy tightening. Longer-term rates rose less dramatically, as inflation was generally well-contained. For the reporting period as a whole, the yield on the US 10-year Treasury moved from 2.30% to 2.72% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index,6 returned -0.35% for the six months ended January 31, 2018. Riskier fixed income securities generated positive results during the period. High yield bonds, as measured by the ICE BofAML US High yield Cash Pay Constrained Index,7 gained 1.92%. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),8 rose 2.06% during the reporting period.

Sincerely,

Mark E. Carver
President, PACE Select Advisors Trust
Managing Director, UBS Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the six-month period ended January 31, 2018. The views expressed in the Advisor's and Subadvisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor and subadvisors. The views and opinions in this report were current as of March 16, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and subadvisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

5  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Bloomberg Barclays US Aggregate Bond Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index that is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Management Process

The funds employ a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the funds' manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the funds' board, to oversee the funds' subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the funds' subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the funds, subject to the board's approval.

In managing the funds and overseeing the funds' subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

PACE Government Money Market Investments

Performance

The seven-day current yield for the Fund as of January 31, 2018 was 0.79% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 7. Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For a detailed commentary on the market environment in general during the period, please refer to page 3.

Advisor's comments

After raising rates in both March and June 2017, the Fed again raised rates in December 2017, bringing the federal funds rate to a range between 1.25% and 1.50%. In addition, starting in October 2017, the Fed began reducing its sizable balance sheet. For 2018, the Fed currently anticipates making three additional 0.25% rate hikes and taking further actions to pare its balance sheet. (For more details on the Fed's actions, see page 3.) While the yields on a wide range of short-term investments moved higher over the period, yields still remain low by historical comparison. As a result, the Portfolio's yield remained low during the reporting period.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the six-month review period. When the reporting period began, the Portfolio had a WAM of 40 days. This was decreased to 28 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the six-month period. We increased the Portfolio's exposure to US government and agency obligations and reduced its allocation to repurchase agreements. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

PACE Select Advisors Trust – PACE Government Money Market Investments

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Government Money Market Investments

Yields and characteristics at a glance—January 31, 2018 (unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	0.79%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	0.79
Seven-day current yield before fee waivers and/or expense reimbursements[1]	0.48
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	0.48
Weighted average maturity[2]	28 days
Portfolio composition[3]
US government and agency obligations	87.7%
Repurchase agreements	14.9
Other assets less liabilities	(2.6)
Total	100.0%

You could lose money by investing in PACE Government Money Market Investments. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in PACE Government Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. PACE Government Money Market Investments' sponsor has no legal obligation to provide financial support to PACE Government Money Market Investments, and you should not expect that the portfolio's sponsor will provide financial support to PACE Government Money Market Investments at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The Portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The Portfolio is actively managed and its composition will vary over time.

PACE Government Money Market Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
US government and agency obligations—87.73%
Federal Farm Credit Bank 3 mo. USD LIBOR - 0.030%, 1.457%, due 03/02/18[1]	$1,000,000	$1,000,128
1 mo. USD LIBOR - 0.085%, 1.483%, due 02/28/18[1]	1,000,000	999,933
1 mo. USD LIBOR + 0.055%, 1.610%, due 02/08/18[1]	2,000,000	1,999,933
Federal Home Loan Bank 3 mo. USD LIBOR - 0.380%, 1.023%, due 02/09/18[1]	2,000,000	2,000,004
1.125%, due 02/28/18[2]	3,000,000	2,997,469
1.135%, due 02/28/18[2]	2,000,000	1,998,297
1.200%, due 02/01/18[2]	1,000,000	1,000,000
1.200%, due 02/02/18[2]	2,000,000	1,999,933
1.200%, due 02/09/18[2]	2,000,000	1,999,467
1.240%, due 02/09/18[2]	2,000,000	1,999,449
1.285%, due 02/09/18[2]	3,000,000	2,999,143
1.287%, due 02/02/18[2]	2,000,000	1,999,928
1.290%, due 02/16/18[2]	4,000,000	3,997,850
1.295%, due 02/16/18[2]	5,000,000	4,997,302
1.299%, due 02/09/18[2]	5,000,000	4,998,557
1.299%, due 02/23/18[2]	4,000,000	3,996,825
1.300%, due 02/07/18[2]	4,500,000	4,499,025
1.300%, due 02/08/18[2]	5,000,000	4,998,736
1.300%, due 02/16/18[2]	2,000,000	1,998,917
1.301%, due 02/14/18[2]	2,000,000	1,999,060
1.310%, due 02/14/18[2]	2,000,000	1,999,054
1.314%, due 03/07/18[2]	2,000,000	1,997,518
1.315%, due 02/07/18[2]	1,300,000	1,299,715
1.315%, due 02/23/18[2]	2,700,000	2,697,830
1.325%, due 03/02/18[2]	3,000,000	2,996,798
1.330%, due 03/20/18[2]	2,000,000	1,996,527
1.330%, due 03/23/18[2]	1,000,000	998,153
1.335%, due 03/19/18[2]	5,000,000	4,991,471
1.335%, due 03/21/18[2]	2,000,000	1,996,440
1.338%, due 03/28/18[2]	2,000,000	1,995,912
1.340%, due 03/21/18[2]	5,000,000	4,991,067
1.340%, due 03/28/18[2]	1,000,000	997,953
1.340%, due 03/29/18[2]	1,000,000	997,916
1.348%, due 03/16/18[2]	2,000,000	1,996,780
1.350%, due 03/14/18[2]	2,000,000	1,996,925
1.350%, due 03/20/18[2]	1,300,000	1,297,709
1.350%, due 03/26/18[2]	5,000,000	4,990,062
1.360%, due 03/23/18[2]	3,000,000	2,994,333
1.360%, due 04/03/18[2]	2,000,000	1,995,391
1.370%, due 04/04/18[2]	2,000,000	1,995,281
1.375%, due 03/28/18[2]	2,000,000	1,995,799
1.380%, due 03/28/18[2]	1,000,000	997,892
1.390%, due 04/06/18[2]	2,000,000	1,995,058
1.400%, due 04/10/18[2]	2,050,000	2,044,579
1 mo. USD LIBOR - 0.155%, 1.402%, due 02/05/18[1]	2,000,000	2,000,000
1.403%, due 04/06/18[2]	2,000,000	1,995,012
1.410%, due 04/04/18[2]	3,000,000	2,992,715
1 mo. USD LIBOR - 0.145%, 1.414%, due 02/15/18[1]	1,000,000	1,000,000
	Face amount	Value
US government and agency obligations—(continued)
1 mo. USD LIBOR - 0.145%, 1.414%, due 02/25/18[1]	$1,000,000	$1,000,000
1.414%, due 04/11/18[2]	2,000,000	1,994,580
1 mo. USD LIBOR - 0.140%, 1.417%, due 02/05/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.135%, 1.419%, due 02/12/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.140%, 1.419%, due 02/16/18[1]	1,000,000	1,000,000
1.419%, due 04/13/18[2]	5,000,000	4,986,007
1 mo. USD LIBOR - 0.135%, 1.424%, due 02/16/18[1]	3,000,000	2,999,997
1 mo. USD LIBOR - 0.130%, 1.431%, due 02/25/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.135%, 1.432%, due 02/28/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.135%, 1.432%, due 02/28/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.125%, 1.436%, due 02/20/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.115%, 1.441%, due 02/18/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.130%, 1.444%, due 03/01/18[1]	4,000,000	4,000,000
1 mo. USD LIBOR - 0.115%, 1.446%, due 02/25/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.115%, 1.447%, due 02/04/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.120%, 1.447%, due 02/28/18[1]	1,000,000	999,998
1.447%, due 04/18/18[2]	2,000,000	1,993,890
1 mo. USD LIBOR - 0.115%, 1.449%, due 02/03/18[1]	1,000,000	1,000,169
3 mo. USD LIBOR - 0.220%, 1.455%, due 03/26/18[1]	800,000	799,986
1 mo. USD LIBOR - 0.100%, 1.456%, due 02/18/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.105%, 1.456%, due 02/22/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.100%, 1.461%, due 02/21/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.095%, 1.466%, due 02/21/18[1]	1,200,000	1,200,000
1 mo. USD LIBOR - 0.080%, 1.478%, due 02/19/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.085%, 1.479%, due 02/03/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.080%, 1.482%, due 02/04/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.070%, 1.491%, due 02/25/18[1]	1,000,000	1,000,434
3 mo. USD LIBOR - 0.210%, 1.542%, due 04/26/18[1]	2,000,000	1,999,527
Federal Home Loan Mortgage Corp. 1.110%, due 03/02/18[2]	2,000,000	1,998,212

PACE Government Money Market Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
US government and agency obligations—(concluded)
US Treasury Bills 1.306%, due 05/10/18[2]	$2,000,000	$1,992,892
1.412%, due 05/24/18[2]	4,000,000	3,982,422
US Treasury Notes 3 mo. Treasury money market yield + 0.170%, 1.605%, due 02/01/18[1]	1,000,000	1,000,060
3 mo. Treasury money market yield + 0.174%, 1.609%, due 02/01/18[1]	2,300,000	2,300,110
3 mo. Treasury money market yield + 0.190%, 1.625%, due 02/01/18[1]	6,000,000	6,000,243
Total US government and agency obligations (cost—$176,972,373)		176,972,373
Repurchase agreements—14.93%
Repurchase agreement dated 01/31/18 with Goldman Sachs & Co., 1.300% due 02/01/18, collateralized by $26,237,600 US Treasury Bond, 8.750% due 05/15/20; (value—$30,600,077); proceeds: $30,001,083	30,000,000	30,000,000
	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 01/31/18 with State Street Bank and Trust Co., 0.050% due 02/01/18, collateralized by $124,142 US Treasury Note, 1.500% due 01/31/22; (value—$119,807); proceeds: $117,000	$117,000	$117,000
Total repurchase agreements (cost—$30,117,000)		30,117,000
Total investments (cost—$207,089,373 which approximates cost for federal income tax purposes)—102.66%		207,089,373
Liabilities in excess of other assets—(2.66)%		(5,363,720)
Net assets—100.00%		$201,725,653

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 243.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$176,972,373	$—	$176,972,373
Repurchase agreements	—	30,117,000	—	30,117,000
Total	$—	$207,089,373	$—	$207,089,373

At January 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

2  Rate shown is the discount rate at the date of purchase unless otherwise noted.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance

For the six months ended January 31, 2018, the Portfolio's Class P shares returned -0.76% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Mortgage-Backed Securities Index (the "benchmark") returned -0.52%, and the Lipper US Mortgage Funds category posted a median return of -0.64%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 12. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

The Portfolio outperformed its benchmark during the reporting period on a gross-of-fees basis but underperformed the benchmark on a net-of-fees basis. Overall, US interest rate strategies were negative for results. A modest overweight to US duration was a headwind for performance, as US Treasury yields generally rose during the reporting period. (Duration measures a portfolio's sensitivity to interest rate changes.) Additionally, yield curve positioning, including an overweight to front-end yields, detracted from results as front-end yields rose the most during the period.

Relative value positioning within agency mortgage-backed securities ("MBS") added to returns. An overweight to Freddie Mac and Fannie Mae securities contributed to performance, as these segments outperformed the broader mortgage market. Positive security selection within 30-year Freddie Mac mortgages was also beneficial for results. Additionally, exposure to mortgage credit, especially non-agency and commercial mortgages, contributed to returns.

Overall, derivative usage was positive during the period, as the portfolio was short long-end US swap rates, which underperformed Treasury rates. The Portfolio used interest rate swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. The Portfolio benefited from the income generated from selling mortgage pool options as a way to manage interest rate and volatility risk within the sector. Additionally, swaptions (options on swaps) were primarily used to manage interest rate exposure and volatility. They contributed to performance through income generation. Total return swaps used to replicate broad exposure to interest only agency mortgages, while limiting the idiosyncratic risk of owning individual bonds, were neutral for performance.

PACE Select Advisors Trust – PACE Mortgage-Backed Securities Fixed
Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA and Fred Lee, CFA, assisted by Anthony Karaminas, CFA

PIMCO: Daniel Hyman and Michael Cudzil

Objective:

Current income

Investment process:

The subadvisor utilizes a strategy that involves buying or

selling specific bonds based on an analysis of their values

relative to other similar bonds.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  The Advisor and/or Subadvisor discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Mortgage-Backed Securities Fixed Income Investments

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.81)%	1.14%	1.50%	3.29%
Class C2	(1.06)	0.63	1.00	2.77
Class Y3	(0.76)	1.39	1.75	3.54
Class P4	(0.76)	1.31	1.75	3.54
After deducting maximum sales charge
Class A1	(4.53)	(2.67)	0.72	2.89
Class C2	(1.80)	(0.11)	1.00	2.77
Bloomberg Barclays US Mortgage-Backed Securities Index[5]	(0.52)	1.31	1.90	3.52
Lipper US Mortgage Funds median	(0.64)	1.29	1.77	3.33

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.17%	2.65%	1.73%	3.63%
Class C2	0.83	2.06	1.21	3.11
Class Y3	1.22	2.91	1.98	3.89
Class P4	1.22	2.83	1.98	3.88
After deducting maximum sales charge
Class A1	(2.63)	(1.21)	0.95	3.23
Class C2	0.08	1.31	1.21	3.11

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, were as follows: Class A—1.08% and 0.97%; Class C—1.58% and 1.47%; Class Y—0.99% and 0.72%; and Class P—0.92% and 0.72%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.97%; Class C—1.47%; Class Y—0.72%; and Class P—0.72%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed passthrough securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio statistics—January 31, 2018 (unaudited)

Characteristics
Weighted average duration	4.18 yrs.
Weighted average maturity	5.67 yrs.
Average coupon	2.93%
Top ten holdings (long holdings)[1]	Percentage of net assets
FNMA TBA, 3.500%	29.0%
FHLMC TBA, 3.500%	8.3
GNMA II TBA, 3.500%	5.9
FHLMC TBA, 3.000%	5.9
FNMA TBA, 3.000%	5.2
FHLMC TBA, 4.500%	3.8
FNMA TBA, 4.000%	3.5
GNMA II, 3.000% due 08/20/47	3.3
FHLMC TBA, 4.000%	3.1
GNMA II TBA, 4.500%	3.0
Total	71.0%
Asset allocation[1]	Percentage of net assets
US government agency mortgage pass-through certificates	135.8%
Asset-backed securities	18.2
Collateralized mortgage obligations	17.2
US government obligations	5.4
Stripped mortgage-backed securities	0.6
Commercial mortgage-backed security	0.6
Options, swaptions, and swaps	0.1
Investments sold short	(3.2)
Cash equivalents and other assets less liabilities	(74.7)
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
US government obligations—5.39%
US Treasury Notes 1.750%, due 06/30/22	$3,375,000	$3,271,641
2.250%, due 12/31/24[1]	4,900,000	4,773,289
2.250%, due 11/15/25[1]	2,700,000	2,615,309
2.250%, due 02/15/27	9,675,000	9,312,187
2.375%, due 05/15/27	2,500,000	2,429,687
Total US government obligations (cost—$23,119,828)		22,402,113
Government national mortgage association certificates—33.73%
GNMA 3.000%, due 11/15/42[1]	113,440	112,851
3.000%, due 02/15/43[1]	625,536	624,415
3.000%, due 05/15/43[1]	1,607,126	1,600,184
3.000%, due 06/15/43[1]	511,256	509,032
3.000%, due 07/15/43[1]	159,306	158,765
3.000%, due 01/15/45[1]	439,132	438,348
3.000%, due 02/15/45[1]	51,241	50,975
3.000%, due 07/15/45[1]	678,124	674,616
3.000%, due 08/15/45[1]	51,045	50,631
3.000%, due 10/15/45[1]	1,121,567	1,115,476
3.000%, due 12/15/45	715,982	710,179
3.500%, due 11/15/42[1]	823,093	840,452
3.500%, due 03/15/45	383,076	391,600
3.500%, due 04/15/45	879,760	897,040
4.000%, due 12/15/41	1,523,916	1,587,994
4.000%, due 01/15/47	201,707	210,942
4.000%, due 02/15/47	1,041,116	1,088,934
4.000%, due 04/15/47	1,068,143	1,117,165
4.500%, due 09/15/39	802,385	854,003
4.500%, due 06/15/40	371,636	395,515
4.500%, due 12/15/45	20,666	21,633
4.500%, due 07/15/46	9,835	10,297
4.500%, due 08/15/46	15,215	15,928
4.500%, due 09/15/46	500,001	523,554
4.500%, due 10/15/46	974,951	1,020,105
4.500%, due 01/15/47	958,473	1,003,639
5.000%, due 12/15/34	194,812	207,804
5.000%, due 04/15/38	163,667	176,304
5.000%, due 08/15/39	233,059	246,533
5.000%, due 12/15/39	11,951	12,695
5.000%, due 05/15/40	347,804	370,229
5.000%, due 09/15/40	7,515	7,982
5.000%, due 05/15/41	99,216	104,909
5.500%, due 08/15/35	26,170	28,617
5.500%, due 02/15/38	2,813	3,076
5.500%, due 04/15/38	261,606	287,506
5.500%, due 05/15/38	253,181	276,031
5.500%, due 06/15/38	144,792	157,861
5.500%, due 10/15/38	730,676	802,465
5.500%, due 11/15/38	42,629	46,521
5.500%, due 12/15/38	8,520	9,368
5.500%, due 03/15/39	33,126	36,040
5.500%, due 05/15/39	66,493	72,342
5.500%, due 09/15/39	346,780	378,093
5.500%, due 01/15/40	6,461	7,049
	Face amount	Value
Government national mortgage association certificates—(continued)
5.500%, due 03/15/40	$394,847	$432,442
5.500%, due 05/15/40	177	177
6.500%, due 02/15/29	680	752
6.500%, due 01/15/36	11,240	12,436
6.500%, due 09/15/36	195,510	219,793
6.500%, due 02/15/37	11,119	12,303
6.500%, due 04/15/37	7,275	8,050
6.500%, due 01/15/38	9,217	10,199
6.500%, due 06/15/38	27,974	30,953
6.500%, due 07/15/38	21,690	24,477
6.500%, due 11/15/38	6,608	7,607
7.500%, due 08/15/21	906	914
8.000%, due 02/15/23	341	359
8.250%, due 04/15/19	2,121	2,126
10.500%, due 02/15/19	5,024	5,041
10.500%, due 07/15/19	3,431	3,443
10.500%, due 07/15/20	1,124	1,129
10.500%, due 08/15/20	7,116	7,142
GNMA I 3.000%, due 12/15/45	72,208	71,722
4.500%, due 12/15/45	20,861	21,845
GNMA II 2.500%, due 04/20/47	984,464	942,146
3.000%, due 09/20/46	479,003	474,848
3.000%, due 08/20/47	13,747,735	13,628,498
3.000%, due 09/20/47	8,895,023	8,817,875
3.500%, due 04/20/45	14,175	14,476
3.500%, due 11/20/45	884,848	904,400
3.500%, due 04/20/46	1,013,800	1,034,699
3.500%, due 05/20/46	2,081,375	2,150,427
3.500%, due 11/20/47	8,456,931	8,616,009
3.750%, due 05/20/30	759,599	782,772
4.000%, due 12/20/40	813,306	834,585
4.000%, due 07/20/41	51,294	53,126
4.000%, due 08/20/47	2,421,890	2,517,021
4.000%, due 09/20/47	9,302,839	9,660,754
4.500%, due 09/20/41	360,832	372,777
4.500%, due 07/20/44	144,417	149,188
4.500%, due 10/20/44	573,370	592,191
4.500%, due 02/20/45	600,007	619,702
4.500%, due 08/20/45	352,573	372,426
4.500%, due 02/20/46	350,932	362,516
5.000%, due 12/20/33	270,244	290,886
5.000%, due 01/20/34	137,725	148,015
5.000%, due 02/20/38	174,516	187,414
5.000%, due 04/20/38	205,286	220,755
5.000%, due 08/20/41	25,881	27,829
5.000%, due 12/20/42	37,865	40,507
5.000%, due 08/20/43	3,140,987	3,353,489
6.000%, due 10/20/38	6,514	6,919
6.500%, due 09/20/32	3,283	3,457
6.500%, due 11/20/38	11,269	11,688
6.500%, due 12/20/38	16,483	17,144
7.000%, due 03/20/28	45,929	46,556
9.000%, due 04/20/25	6,573	7,220
9.000%, due 12/20/26	2,977	3,097

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Government national mortgage association certificates—(continued)
9.000%, due 01/20/27	$9,349	$9,505
9.000%, due 09/20/30	1,076	1,080
9.000%, due 10/20/30	3,507	3,625
9.000%, due 11/20/30	4,633	4,688
GNMA II ARM 1 year CMT + 1.500%, 2.375%, due 01/20/23[2]	26,965	27,516
1 year CMT + 1.500%, 2.375%, due 03/20/23[2]	12,044	12,309
1 year CMT + 1.500%, 2.375%, due 01/20/24[2]	40,018	40,843
1 year CMT + 1.500%, 2.375%, due 01/20/25[2]	4,481	4,601
1 year CMT + 1.500%, 2.375%, due 02/20/25[2]	8,329	8,559
1 year CMT + 1.500%, 2.375%, due 03/20/26[2]	10,559	10,899
1 year CMT + 1.500%, 2.375%, due 01/20/27[2]	71,153	71,398
1 year CMT + 1.500%, 2.375%, due 02/20/27[2]	7,108	7,305
1 year CMT + 1.500%, 2.375%, due 01/20/28[2]	10,521	10,877
1 year CMT + 1.500%, 2.375%, due 02/20/28[2]	6,640	6,770
1 year CMT + 1.500%, 2.500%, due 11/20/21[2]	8,084	8,120
1 year CMT + 1.500%, 2.500%, due 03/20/25[2]	14,355	14,763
1 year CMT + 1.500%, 2.500%, due 10/20/30[2]	12,576	12,904
1 year CMT + 1.500%, 2.625%, due 04/20/18[2]	129	128
1 year CMT + 1.500%, 2.625%, due 06/20/22[2]	31,870	32,390
1 year CMT + 1.500%, 2.625%, due 04/20/24[2]	53,045	53,181
1 year CMT + 1.500%, 2.625%, due 05/20/25[2]	5,091	5,230
1 year CMT + 1.500%, 2.625%, due 04/20/26[2]	89,827	91,931
1 year CMT + 1.500%, 2.625%, due 06/20/26[2]	39,020	40,088
1 year CMT + 1.500%, 2.625%, due 04/20/27[2]	24,222	24,976
1 year CMT + 1.500%, 2.625%, due 04/20/30[2]	15,450	16,003
1 year CMT + 1.500%, 2.625%, due 05/20/30[2]	356,567	369,311
1 year CMT + 1.500%, 2.750%, due 09/20/21[2]	42,227	43,223
1 year CMT + 1.500%, 2.750%, due 08/20/25[2]	13,144	13,503
1 year CMT + 1.500%, 2.750%, due 09/20/25[2]	17,402	17,880
	Face amount	Value
Government national mortgage association certificates—(concluded)
1 year CMT + 1.500%, 2.750%, due 08/20/26[2]	$20,550	$21,157
1 year CMT + 1.500%, 2.750%, due 09/20/26[2]	3,277	3,374
1 year CMT + 1.500%, 2.750%, due 07/20/27[2]	7,654	7,894
1 year CMT + 1.500%, 2.750%, due 08/20/27[2]	24,337	24,750
1 year CMT + 1.500%, 2.750%, due 07/20/30[2]	81,773	84,487
1 year CMT + 1.500%, 2.750%, due 08/20/30[2]	78,322	81,076
1 year CMT + 1.500%, 3.000%, due 04/20/18[2]	110	110
1 year CMT + 1.500%, 3.000%, due 05/20/25[2]	30,959	31,817
1 year CMT + 1.500%, 3.000%, due 06/20/25[2]	14,018	14,246
1 year CMT + 1.500%, 3.500%, due 03/20/25[2]	7,059	6,914
1 year CMT + 1.500%, 4.000%, due 05/20/18[2]	48	48
1 year CMT + 1.500%, 4.000%, due 06/20/19[2]	3,277	3,267
GNMA TBA 4.000%	4,000,000	4,141,907
4.500%	2,000,000	2,091,875
GNMA II TBA 3.000%	6,300,000	6,239,953
3.500%	24,000,000	24,431,251
4.000%	11,700,000	12,103,930
4.500%	12,000,000	12,528,281
Total government national mortgage association certificates (cost—$142,020,604)		140,173,963
Federal home loan mortgage corporation certificates—31.53%
FHLMC 2.500%, due 01/01/31	374,730	369,425
2.500%, due 11/01/31	79,532	78,384
2.500%, due 07/01/32	222,302	219,095
2.500%, due 08/01/32	1,000,001	985,575
2.500%, due 09/01/32	1,253,908	1,235,819
2.500%, due 11/01/32	1,060,538	1,045,239
2.500%, due 12/01/32	108,815	107,245
2.500%, due 01/01/33	274,907	270,941
3.000%, due 04/01/43	336,433	331,306
3.000%, due 05/01/43	251,137	247,102
3.000%, due 12/01/44	284,943	280,013
3.000%, due 04/01/45	1,713,553	1,681,106
3.000%, due 08/01/46	496,619	486,413
3.000%, due 12/01/46	8,744,611	8,582,851
3.000%, due 01/01/47	782,579	767,333
3.500%, due 09/01/32	597,429	612,518
4.000%, due 01/01/37	365,539	380,115
4.000%, due 07/01/43	264,424	275,672

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Federal home loan mortgage corporation certificates—(continued)
4.000%, due 08/01/44	$3,688,057	$3,858,101
4.500%, due 10/01/33	50,954	52,441
4.500%, due 09/01/34	1,204,719	1,228,395
4.500%, due 01/01/36	25,082	26,137
4.500%, due 05/01/37	9,240	9,623
4.500%, due 05/01/38	35,975	36,394
5.000%, due 10/01/25	58,261	62,347
5.000%, due 11/01/27	8,322	8,906
5.000%, due 07/01/33	10,591	10,733
5.000%, due 09/01/33	238,593	260,454
5.000%, due 06/01/34	11,348	12,224
5.000%, due 04/01/35	47,569	50,905
5.000%, due 05/01/35	116,018	125,378
5.000%, due 07/01/35	1,000,938	1,081,779
5.000%, due 08/01/35	34,005	36,744
5.000%, due 10/01/35	28,270	30,549
5.000%, due 12/01/35	971	1,051
5.000%, due 07/01/38	318,160	344,696
5.000%, due 11/01/38	257,987	279,625
5.000%, due 06/01/39	64,412	69,818
5.000%, due 03/01/40	7,853	8,485
5.000%, due 07/01/40	351,335	378,879
5.000%, due 09/01/40	176,448	190,525
5.000%, due 11/01/40	285,106	308,353
5.000%, due 02/01/41	546,727	593,110
5.000%, due 03/01/41	38,545	41,767
5.000%, due 04/01/41	94,404	102,083
5.000%, due 05/01/41	210,118	227,810
5.000%, due 07/01/41	54,026	58,610
5.000%, due 08/01/44	92,867	100,501
5.500%, due 06/01/28[1]	1,592	1,726
5.500%, due 02/01/32[1]	2,082	2,290
5.500%, due 12/01/32[1]	3,908	4,297
5.500%, due 02/01/33[1]	47,523	51,548
5.500%, due 05/01/33[1]	928	1,019
5.500%, due 06/01/33[1]	241,883	266,073
5.500%, due 12/01/33[1]	55,317	60,372
5.500%, due 12/01/34[1]	49,947	55,044
5.500%, due 06/01/35[1]	832,035	917,630
5.500%, due 07/01/35[1]	6,009	6,543
5.500%, due 10/01/35[1]	212,746	232,588
5.500%, due 12/01/35[1]	133,079	146,995
5.500%, due 06/01/36[1]	467,271	515,314
5.500%, due 07/01/36	22,881	23,609
5.500%, due 12/01/36	728,735	799,328
5.500%, due 03/01/37	88,298	96,913
5.500%, due 07/01/37	64,178	67,056
5.500%, due 10/01/37	4,321	4,738
5.500%, due 04/01/38	148,627	163,248
5.500%, due 05/01/38	14,675	16,027
5.500%, due 12/01/38	3,040	3,327
5.500%, due 01/01/39	65,702	72,032
5.500%, due 09/01/39	199,674	220,299
5.500%, due 02/01/40	9,596	10,497
5.500%, due 03/01/40	7,996	8,701
5.500%, due 05/01/40	125,125	137,193
5.500%, due 02/01/41	49,180	53,309
	Face amount	Value
Federal home loan mortgage corporation certificates—(concluded)
5.500%, due 03/01/41	$133,476	$146,397
6.000%, due 11/01/37	1,155,505	1,293,467
7.000%, due 08/01/25	215	234
11.000%, due 06/01/19	82	82
11.000%, due 09/01/20	64	64
11.500%, due 06/01/19	5,261	5,269
FHLMC ARM 1 year CMT + 2.131%, 3.093%, due 11/01/27[2]	61,503	62,323
1 year CMT + 2.282%, 3.232%, due 07/01/28[2]	79,709	82,740
1 year CMT + 2.257%, 3.273%, due 11/01/29[2]	193,588	202,003
1 year CMT + 2.179%, 3.284%, due 04/01/29[2]	55,012	56,105
1 year CMT + 2.218%, 3.297%, due 07/01/24[2]	72,852	73,879
1 year CMT + 2.282%, 3.348%, due 06/01/28[2]	165,780	172,668
1 year CMT + 2.415%, 3.352%, due 11/01/25[2]	108,849	114,499
1 year CMT + 2.250%, 3.399%, due 09/01/34[2]	1,157,507	1,218,557
1 year CMT + 2.295%, 3.405%, due 10/01/23[2]	19,685	20,120
1 year CMT + 2.362%, 3.409%, due 12/01/29[2]	23,317	24,137
12 mo. LIBOR US + 1.870%, 3.411%, due 11/01/41[2]	2,895,694	3,025,631
1 year CMT + 2.137%, 3.426%, due 01/01/28[2]	13,051	13,360
1 year CMT + 2.459%, 3.468%, due 10/01/27[2]	115,728	120,972
1 year CMT + 2.415%, 3.478%, due 01/01/29[2]	129,672	136,251
12 mo. LIBOR US + 1.766%, 3.515%, due 11/01/36[2]	355,708	372,830
12 mo. LIBOR US + 1.781%, 3.533%, due 10/01/39[2]	2,304,651	2,427,693
1 year CMT + 2.437%, 3.560%, due 10/01/27[2]	135,060	141,776
1 year CMT + 2.625%, 3.875%, due 01/01/30[2]	25,857	25,912
FHLMC TBA 2.500%	1,000,000	984,473
3.000%	24,700,000	24,272,337
3.500%	34,000,000	34,276,250
4.000%	12,500,000	12,894,531
4.500%	15,000,000	15,779,445
5.000%	1,500,000	1,604,084
Total federal home loan mortgage corporation certificates (cost—$131,970,728)		131,038,380
Federal housing administration certificates—0.02%
FHA GMAC 7.400%, due 02/01/21[3]	8,346	8,376

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Federal housing administration certificates—(concluded)
FHA Reilly 6.896%, due 07/01/20[3]	$75,892	$76,132
Total federal housing administration certificates (cost—$84,319)		84,508
Federal national mortgage association certificates—70.55%
FNMA 2.000%, due 05/01/28	224,571	217,817
2.000%, due 09/01/31	250,576	240,537
2.000%, due 11/01/31	597,537	573,658
2.000%, due 01/01/32	136,007	130,558
2.348%, due 09/01/19	424,171	420,989
2.500%, due 06/01/28	274,643	272,231
2.500%, due 07/01/28	2,109,232	2,090,683
2.500%, due 08/01/28	99,228	98,356
2.500%, due 08/01/28[1]	585,874	580,717
2.500%, due 09/01/30	45,861	45,330
2.500%, due 11/01/30	65,174	64,414
2.500%, due 11/01/46	1,962,475	1,852,732
2.500%, due 01/01/47	1,267,947	1,197,038
12 mo. LIBOR US + 1.790%, 2.703%, due 02/01/42[2]	662,681	692,882
1 year CMT + 2.055%, 2.992%, due 09/01/41[2]	758,778	795,105
3.000%, due 02/01/21	2,196,978	2,209,012
3.000%, due 10/01/22	123,701	124,380
3.000%, due 08/01/23	115,508	116,549
3.000%, due 04/01/24	93,735	94,579
3.000%, due 07/01/24	958,634	967,275
3.000%, due 05/01/28	270,888	273,018
3.000%, due 02/01/30	464,832	468,196
3.000%, due 04/01/30	131,941	132,898
3.000%, due 05/01/30	134,483	135,460
3.000%, due 08/01/30	236,366	238,079
3.000%, due 10/01/30	42,671	42,905
3.000%, due 11/01/30	329,944	331,927
3.000%, due 12/01/30	372,093	374,327
3.000%, due 04/01/31	2,928,763	2,950,443
3.000%, due 10/01/42	638,471	629,333
3.000%, due 01/01/43	2,499,666	2,463,922
3.000%, due 04/01/43	960,636	946,823
3.000%, due 05/01/43	1,020,547	1,005,886
3.000%, due 06/01/43	140,942	138,917
3.000%, due 09/01/43	1,261,743	1,243,706
3.000%, due 12/01/46	7,823,096	7,680,880
1 year CMT + 2.279%, 3.199%, due 05/01/35[2]	234,503	248,109
1 year CMT + 2.239%, 3.249%, due 01/01/36[2]	654,443	693,004
1 year CMT + 2.222%, 3.322%, due 10/01/37[2]	3,196,924	3,372,656
3.440%, due 02/01/32	2,500,000	2,538,158
12 mo. LIBOR US + 1.732%, 3.494%, due 05/01/38[2]	2,021,025	2,123,247
3.500%, due 11/01/25	514,743	528,108
3.500%, due 08/01/29	98,560	101,289
	Face amount	Value
Federal national mortgage association certificates—(continued)
3.500%, due 12/01/41	$1,272,339	$1,294,365
3.500%, due 03/01/42	552,463	561,042
3.500%, due 04/01/42	66,317	67,070
3.500%, due 12/01/42	2,082,893	2,115,184
3.500%, due 03/01/43	1,134,023	1,151,224
3.500%, due 05/01/43	4,630,695	4,709,051
3.500%, due 07/01/43	404,873	411,235
3.500%, due 06/01/45	5,363,545	5,420,259
3.500%, due 08/01/45	112,603	113,775
3.500%, due 09/01/46	1,986,752	2,018,841
3.500%, due 08/01/47	636,562	644,442
3.500%, due 09/01/47	832,242	843,674
3.500%, due 11/01/47	928,670	939,780
3.500%, due 12/01/47	1,066,593	1,079,889
3.600%, due 08/01/23	799,841	826,993
4.000%, due 07/01/25[1]	16,879	17,490
4.000%, due 08/01/25[1]	45,700	47,356
4.000%, due 09/01/25[1]	40,969	42,458
4.000%, due 10/01/25[1]	22,759	23,479
4.000%, due 11/01/25[1]	146,729	152,088
4.000%, due 01/01/26[1]	369,509	382,574
4.000%, due 02/01/26[1]	907,958	940,353
4.000%, due 03/01/26	869,333	900,854
4.000%, due 04/01/26	1,993,612	2,075,805
4.000%, due 08/01/32	10,595	11,053
4.000%, due 06/01/33	177,020	184,580
4.000%, due 07/01/33	659,198	687,678
4.000%, due 07/01/34	1,066,723	1,112,197
4.000%, due 05/01/39	169,399	176,535
4.000%, due 09/01/39	378,000	394,721
4.000%, due 09/01/40	3,690,796	3,830,880
4.000%, due 12/01/40	4,896,270	5,117,558
4.000%, due 04/01/41	1,107,235	1,156,135
4.000%, due 11/01/41	818,192	855,585
4.000%, due 12/01/41	1,110,200	1,160,829
4.000%, due 07/01/42	4,942,959	5,166,563
4.000%, due 09/01/42	6,662,499	6,964,626
4.000%, due 10/01/42	4,982,588	5,203,559
4.000%, due 12/01/44	62,896	65,032
4.000%, due 06/01/45	40,960	42,341
4.000%, due 08/01/45	3,017,277	3,118,323
4.000%, due 02/01/46	350,650	362,388
4.500%, due 05/01/19	998	1,007
4.500%, due 09/01/19	27,360	27,599
4.500%, due 08/01/20	9,274	9,355
4.500%, due 01/01/21	62,763	63,310
4.500%, due 05/01/21	47,487	47,901
4.500%, due 03/01/23	6,881	7,172
4.500%, due 06/01/29	47,876	50,558
4.500%, due 06/01/35	16,945	17,325
4.500%, due 04/01/38	160,982	164,526
4.500%, due 01/01/39	1,963	2,074
4.500%, due 03/01/39	12,779	13,668
4.500%, due 06/01/39	83,854	89,701
4.500%, due 07/01/39	2,965	3,127
4.500%, due 08/01/39	143,722	151,574
4.500%, due 10/01/39	6,061	6,483

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Federal national mortgage association certificates—(continued)
4.500%, due 12/01/39	$481,316	$515,917
4.500%, due 01/01/40	4,526	4,862
4.500%, due 02/01/40	4,985	5,344
4.500%, due 03/01/40	89,888	96,164
4.500%, due 08/01/40	82,270	88,038
4.500%, due 11/01/40	417,556	444,017
4.500%, due 07/01/41	560,175	598,323
4.500%, due 08/01/41	979,622	1,050,376
4.500%, due 09/01/41	35,838	38,114
4.500%, due 01/01/42	2,630,805	2,814,291
4.500%, due 08/01/42	4,735	5,057
4.500%, due 09/01/43	401,986	431,002
4.500%, due 11/01/43	86,450	92,503
4.500%, due 07/01/44	388,242	415,283
4.500%, due 12/01/44	2,531	2,693
5.000%, due 03/01/23	2,854	2,973
5.000%, due 05/01/23	77,324	81,014
5.000%, due 09/01/23	318,013	339,495
5.000%, due 07/01/24	453,905	484,566
5.000%, due 03/01/25	21,105	22,531
5.000%, due 07/01/27	472,993	504,943
5.000%, due 03/01/33	43,787	44,663
5.000%, due 05/01/37	10,064	10,387
5.000%, due 09/01/37	29,339	30,947
5.000%, due 06/01/38	90,310	95,410
5.500%, due 06/01/23	507,796	551,504
5.500%, due 10/01/24	7,831	8,505
5.500%, due 11/01/25	10,383	11,280
5.500%, due 07/01/27	121,441	131,895
5.500%, due 11/01/32	86,553	94,701
5.500%, due 12/01/33	1,339	1,471
5.500%, due 04/01/34	31,407	34,369
5.500%, due 01/01/35	126,116	136,972
5.500%, due 04/01/36	86,864	94,401
5.500%, due 05/01/37	232,409	255,797
5.500%, due 07/01/37	123,413	135,702
5.500%, due 06/01/38	188,155	205,238
5.500%, due 06/01/39	1,137,940	1,253,515
5.500%, due 11/01/39	439,702	484,244
5.500%, due 07/01/40	580,671	635,468
5.500%, due 02/01/42	329,241	361,490
6.000%, due 12/01/18	655	728
6.000%, due 07/01/19	728	809
6.000%, due 11/01/21	42,162	43,407
6.000%, due 01/01/23	131,061	135,168
6.000%, due 03/01/23	159,617	167,119
6.000%, due 09/01/25	880,416	978,723
6.000%, due 11/01/26	26,006	28,910
6.000%, due 02/01/32	75,981	84,502
6.000%, due 12/01/32	15,294	17,271
6.000%, due 02/01/33	29,482	33,030
6.000%, due 09/01/34	151,659	171,279
6.000%, due 05/01/35	70,854	79,010
6.000%, due 06/01/35	20,623	23,287
6.000%, due 07/01/35	48,260	53,866
6.000%, due 09/01/35	1,768	1,992
6.000%, due 01/01/36	36,046	40,423
	Face amount	Value
Federal national mortgage association certificates—(concluded)
6.000%, due 06/01/36	$345	$384
6.000%, due 09/01/36	45,013	50,666
6.000%, due 10/01/36	17,036	19,141
6.000%, due 12/01/36	166,814	186,638
6.000%, due 03/01/37	17,703	19,757
6.000%, due 10/01/37	73,157	78,515
6.000%, due 11/01/38	433,092	487,594
6.000%, due 05/01/39	54,665	61,558
6.000%, due 11/01/40	628,674	710,633
6.500%, due 07/01/19	3,789	4,197
6.500%, due 10/01/36	437,745	484,907
6.500%, due 02/01/37	3,764	4,178
6.500%, due 07/01/37	32,785	36,317
6.500%, due 08/01/37	58,791	65,125
6.500%, due 09/01/37	64,990	72,088
6.500%, due 12/01/37	172,148	190,695
6.500%, due 08/01/38	1,186	1,314
6.500%, due 05/01/40	1,352,390	1,551,702
7.500%, due 11/01/26	15,602	15,706
8.000%, due 11/01/26	8,194	8,327
9.000%, due 02/01/26	10,119	10,242
FNMA ARM 12 mo. MTA + 1.200%, 2.263%, due 03/01/44[2]	220,846	224,559
6 mo. LIBOR US + 1.105%, 2.605%, due 10/01/26[2]	78,900	79,598
1 year CMT + 1.520%, 2.770%, due 07/01/30[2]	18,398	18,588
1 year CMT + 2.100%, 2.935%, due 05/01/30[2]	33,243	34,321
1 year CMT + 2.325%, 3.124%, due 03/01/25[2]	45,799	47,208
1 year CMT + 2.081%, 3.186%, due 02/01/26[2]	28,677	28,638
1 year CMT + 2.095%, 3.337%, due 09/01/26[2]	17,117	17,122
1 year CMT + 2.250%, 3.500%, due 02/01/30[2]	3,702	3,707
1 year CMT + 2.506%, 3.857%, due 12/01/27[2]	18,182	18,759
FNMA TBA 2.500%	2,250,000	2,119,834
3.000%	21,700,000	21,319,151
3.500%	119,450,000	120,655,829
4.000%	13,900,000	14,332,161
4.500%	6,000,000	6,315,469
5.000%	4,700,000	4,975,562
Total federal national mortgage association certificates (cost—$296,508,961)		293,216,556
Collateralized mortgage obligations—17.20%
Alternative Loan Trust, Series 2004-J7, Class 2A1 1 mo. USD LIBOR + 0.780%, 2.341%, due 09/25/34[2]	15,888	15,950
ARM Trust, Series 2005-8, Class 3A21 3.490%, due 11/25/35[5]	823,487	708,040

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(continued)
BAMLL Commercial Mortgage Securities Trust, Series 2015-ASHF, Class A 1 mo. LIBOR + 1.220%, 2.780%, due 01/15/28[2,6]	$500,000	$501,344
BCAP LLC 2010-RR1 Trust, Series 2010-RR1, Class 1A4 3.340%, due 03/26/37[5,6]	164,486	142,113
BCAP LLC 2011-RR10 Trust, Series 2011-RR10, Class 3A5 3.593%, due 06/26/35[5,6]	138,786	136,585
BCAP LLC 2011-RR11 Trust, Series 2011-R11, Class 22A1 2.911%, due 10/26/35[5,6]	29,485	29,546
Series 2011-R11, Class 8A5 1.701%, due 07/26/36[5,6]	202,365	192,752
BCAP LLC 2013-RR1 Trust, Series 2013-RR1, Class 3A4 6.000%, due 10/26/37[5,6]	409,686	379,220
BCAP LLC 2013-RR5 Trust, Series 2013-RR5, Class 5A1 12 mo. MTA + 0.840%, 1.903%, due 11/26/46[2,6]	245,026	240,618
Bear Stearns ARM Trust, Series 2002-011, Class 1A2 3.729%, due 02/25/33[5]	7,043	6,680
Series 2004-002, Class 12A2 3.243%, due 05/25/34[5]	52,192	52,366
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1 5.750%, due 10/25/33[7]	674,304	694,214
Series 2004-AC3, Class A2 6.000%, due 06/25/34[7]	917,190	925,717
Chevy Chase Mortgage Funding Corp., Series 2004-1, Class A1 1 mo. USD LIBOR + 0.280%, 2.205%, due 01/25/35[2,6]	105,082	102,839
CHL Mortgage Pass-Through Trust, Series 2003-HYB1, Class 1A1 3.874%, due 05/19/33[5]	4,323	4,358
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A 6.441%, due 11/12/43[5,6]	99,344	99,262
CSMC Trust, Series 2013-5R, Class 1A1 1 mo. USD LIBOR + 0.250%, 1.862%, due 02/27/36[2,6]	65,793	65,559
Series 2013-MH1, Class A 4.791%, due 05/27/53[3,5,6]	1,045,755	1,041,079
FHLMC REMIC, Series 0023, Class KZ 6.500%, due 11/25/23	16,262	17,369
Series 0159, Class H 4.500%, due 09/15/21	2,605	2,641
Series 1003, Class H 1 mo. LIBOR + 0.750%, 2.310%, due 10/15/20[2]	5,054	5,095
	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 1349, Class PS 7.500%, due 08/15/22	$645	$689
Series 1502, Class PX 7.000%, due 04/15/23	111,177	119,168
Series 1534, Class Z 5.000%, due 06/15/23	47,475	48,841
Series 1573, Class PZ 7.000%, due 09/15/23	14,694	15,815
Series 1658, Class GZ 7.000%, due 01/15/24	7,162	7,688
Series 1694, Class Z 6.500%, due 03/15/24	77,803	83,715
Series 1775, Class Z 8.500%, due 03/15/25	2,467	2,788
Series 2400, Class FQ 1 mo. LIBOR + 0.500%, 2.060%, due 01/15/32[2]	159,931	160,529
Series 2411, Class FJ 1 mo. LIBOR + 0.350%, 1.910%, due 12/15/29[2]	18,829	18,855
Series 2614, Class WO, PO 0.000%, due 05/15/33	1,141,262	1,015,649
Series 3096, Class FL 1 mo. LIBOR + 0.400%, 1.960%, due 01/15/36[2]	167,088	167,566
Series 3114, Class PF 1 mo. LIBOR + 0.400%, 1.960%, due 02/15/36[2]	867,064	870,928
Series 3153, Class UF 1 mo. LIBOR + 0.430%, 1.990%, due 05/15/36[2]	224,697	225,680
Series 3339, Class LI, IO 1 mo. LIBOR + 6.480%, 4.921%, due 07/15/37[2]	888,467	120,715
Series 3442, Class MT 1 mo. LIBOR, 1.560%, due 07/15/34[2]	94,589	92,507
Series 3598, Class JI, IO 1.497%, due 10/15/37[5]	63,846	2,663
Series 3621, Class WI, IO 1.685%, due 05/15/37[5]	117,270	4,725
Series 3635, Class IB, IO 1.398%, due 10/15/37[5]	227,600	9,172
Series 3667, Class FW 1 mo. LIBOR + 0.550%, 2.110%, due 02/15/38[2]	105,946	106,580
Series 3671, Class FQ 1 mo. LIBOR + 0.850%, 2.410%, due 12/15/36[2]	1,467,589	1,483,961
Series 3684, Class JI, IO 1.633%, due 11/15/36[5]	573,657	35,352
Series 3864, Class NT 1 mo. LIBOR + 60.050%, 5.500%, due 03/15/39[2]	711,123	751,436
Series 4037, Class PI, IO 3.000%, due 04/15/27	3,496,843	271,199

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 4131, Class AI, IO 2.500%, due 10/15/22	$1,711,005	$70,468
Series 4136, Class EZ 3.000%, due 11/15/42	1,305,261	1,261,111
Series 4156, Class SA, IO 1 mo. LIBOR + 6.020%, 4.641%, due 01/15/33[2]	2,335,591	305,811
Series 4165, Class TI, IO 3.000%, due 12/15/42	2,227,485	215,412
Series 4182, Class YI, IO 2.500%, due 03/15/28	5,435,168	425,109
Series 4255, Class SN 1 mo. LIBOR + 12.267%, 8.086%, due 05/15/35[2]	342,985	356,446
Series 4263, Class SD 1 mo. LIBOR + 12.267%, 8.108%, due 11/15/43[2]	387,679	394,172
Series 4265, Class ES 1 mo. LIBOR + 13.760%, 8.743%, due 11/15/43[2]	828,981	938,276
Series 4324, Class IO, IO 2.027%, due 08/15/36[5]	318,550	17,460
Series 4338, Class SB, IO 1.826%, due 10/15/41[5]	356,326	16,179
Series 4367, Class GS, IO 1.543%, due 03/15/37[5]	195,550	10,300
Series 4394, Class WI, IO 1.748%, due 08/15/41[5]	177,248	8,148
Series 4438, Class WI, IO 1.706%, due 11/15/38[5]	582,964	30,379
Series 4457, Class DI, IO 4.000%, due 08/15/24	1,326,689	109,921
Series 4463, Class IO, IO 1.937%, due 02/15/38[5]	401,429	21,258
Series 4544, Class IP, IO 4.000%, due 01/15/46	4,214,041	905,572
Trust 2513, Class AS, IO 1 mo. LIBOR + 8.000%, 6.441%, due 02/15/32[2]	386,947	67,993
Trust 3609, Class LI, IO 4.500%, due 12/15/24	460,380	11,530
Trust 3838, Class LI, IO 4.500%, due 04/15/22	257,235	12,633
Trust 3962, Class KS, IO 1.723%, due 06/15/38[5]	355,387	20,401
Trust 4076, Class SW, IO 1 mo. LIBOR + 6.050%, 4.491%, due 07/15/42[2]	2,714,516	512,870
Trust 4100, Class HI, IO 3.000%, due 08/15/27	630,347	56,330
Trust 4182, Class QI, IO 3.000%, due 02/15/33	233,370	22,924
Trust 4479, Class NI, IO 4.500%, due 11/15/19	260,186	5,424
FHLMC STRIPs, Series 303, Class C19, IO 3.500%, due 01/15/43	1,352,740	275,280
	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 320, Class S4, IO 1.566%, due 10/15/37[5]	$870,422	$57,136
Series 328, Class S4, IO 1.900%, due 02/15/38[5]	309,380	20,270
Series 330, Class F4 1 mo. LIBOR + 0.350%, 1.711%, due 10/15/37[2]	812,901	811,910
Series 345, Class C13, IO 3.500%, due 08/15/45	2,507,457	486,621
FNMA REMIC, Series 386, Class 14, IO 6.500%, due 04/25/38	94,652	19,283
Series 413, Class 111, IO 4.000%, due 07/25/42[5]	1,524,681	307,376
Series 419, Class C3, IO 3.000%, due 11/25/43	266,271	53,125
Trust 1988-007, Class Z 9.250%, due 04/25/18	349	350
Trust 1992-129, Class L 6.000%, due 07/25/22	1,841	1,919
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	2,400	2,610
Trust 1993-037, Class PX 7.000%, due 03/25/23	81,638	87,004
Trust 1997-022, Class F 1.620%, due 03/25/27[5]	69,053	68,157
Trust 2002-060, Class F1 1 mo. LIBOR + 0.400%, 1.961%, due 06/25/32[2]	61,130	61,130
Trust 2003-070, Class SH 1 mo. LIBOR + 14.000%, 10.877%, due 07/25/23[2]	68,428	75,511
Trust 2007-067, Class FB 1 mo. LIBOR + 0.320%, 1.881%, due 07/25/37[2]	420,157	420,268
Trust 2009-033, Class FB 1 mo. LIBOR + 0.820%, 2.381%, due 03/25/37[2]	922,274	942,388
Trust 2010-141, Class FA 1 mo. LIBOR + 0.500%, 2.061%, due 12/25/40[2]	503,628	507,707
Trust 2010-76, Class SA, IO 1 mo. LIBOR + 6.500%, 4.939%, due 07/25/40[2]	1,957,228	286,926
Trust 2011-86, Class DI, IO 3.500%, due 09/25/21	161,074	7,486
Trust 2012-090, Class FB 1 mo. LIBOR + 0.440%, 2.001%, due 08/25/42[2]	228,499	227,771
Trust 2012-111, Class HS 1 mo. LIBOR + 3.667%, 2.366%, due 10/25/42[2]	252,618	175,184
Trust 2012-122, Class LI, IO 4.500%, due 07/25/41	1,229,129	201,087
Trust 2012-128, Class FK 1 mo. LIBOR + 0.350%, 1.911%, due 11/25/42[2]	440,847	441,620

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2012-32, Class AI, IO 3.000%, due 04/25/22	$270,922	$12,306
Trust 2012-77, Class IO, IO 1.556%, due 07/25/52[5]	478,222	20,829
Trust 2013-028, Class YS, IO 1 mo. LIBOR + 6.150%, 4.589%, due 07/25/42[2]	1,662,965	223,357
Trust 2013-030, Class GI, IO 3.000%, due 01/25/43	3,025,965	454,165
Trust 2013-030, Class JI, IO 3.000%, due 04/25/43	1,074,516	162,815
Trust 2013-034, Class PS, IO 1 mo. LIBOR + 6.150%, 4.589%, due 08/25/42[2]	933,380	134,523
Trust 2013-044, Class ZG 3.500%, due 03/25/42	671,059	657,591
Trust 2013-045, Class IK, IO 3.000%, due 02/25/43	2,044,625	303,289
Trust 2013-116, Class IY, IO 3.000%, due 09/25/43	565,251	70,859
Trust 2014-42, Class SA, IO 1.452%, due 07/25/44[5]	521,613	23,491
Trust 2014-43, Class BS, IO 1.626%, due 07/25/44[5]	859,510	42,877
Trust 2014-45, Class SA, IO 1.824%, due 08/25/44[5]	610,364	32,822
Trust 2014-47, Class BI, IO 1.749%, due 08/25/54[5]	838,605	45,758
Trust 2014-92, Class SB, IO 1.750%, due 01/25/45[5]	645,171	27,541
Trust 2015-073, Class ES 1 mo. LIBOR + 9.333%, 5.675%, due 10/25/45[2]	488,006	436,336
Trust 2015-10, Class SA, IO 1.717%, due 03/25/45[5]	511,079	23,019
Trust 2015-19, Class AI, IO 1.603%, due 04/25/55[5]	817,836	42,470
Trust 2015-30, Class IO, IO 5.500%, due 05/25/45	449,352	99,585
Trust 2015-47, Class GI, IO 4.000%, due 06/25/44	339,775	57,777
Trust 2015-50, Class SB, IO 1.583%, due 07/25/45[5]	2,884,087	177,345
Trust 2015-58, Class AI, IO 1.850%, due 08/25/55[5]	510,126	28,820
Trust 2015-64, Class KS, IO 1.557%, due 09/25/45[5]	618,364	34,270
Trust 2015-74, Class BI, IO 1.583%, due 10/25/45[5]	686,819	37,923
Trust 2016-14, Class IO, IO 3.000%, due 03/25/46	1,630,998	252,031
Trust 2016-17, Class CS, IO 1.534%, due 04/25/46	421,746	19,028
Trust 2016-20, Class EI, IO 3.000%, due 04/25/46	586,820	77,358
Trust 2016-52, Class PI, IO 3.000%, due 04/25/46	1,772,868	257,670
	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2016-57, Class SN, IO 1 mo. LIBOR + 6.050%, 4.489%, due 06/25/46[2]	$3,952,182	$652,673
Trust 2016-63, Class YI, IO 3.500%, due 04/25/46	1,259,462	155,225
Trust 2016-64, Class IA, IO 3.000%, due 05/25/46	1,257,520	179,136
Trust 2016-76, Class CS, IO 1.384%, due 10/25/46[5]	172,142	7,463
Trust 2016-M11, Class AL 2.944%, due 07/25/39	4,375,113	4,233,453
Trust G92-040, Class ZC 7.000%, due 07/25/22	7,217	7,623
Trust G94-006, Class PJ 8.000%, due 05/17/24	11,461	12,457
GMAC Mortgage Loan Trust, Series 2004-AR1, Class 12A 3.989%, due 06/25/34[5]	17,304	17,521
GNMA REMIC, Trust 2000-009, Class FH 1 mo. LIBOR + 0.500%, 2.060%, due 02/16/30[2]	6,796	6,822
Trust 2000-035, Class F 1 mo. LIBOR + 0.550%, 2.110%, due 12/16/25[2]	89,975	90,670
Trust 2007-018, Class CO, PO 0.010%, due 03/20/35	29,901	24,637
Trust 2010-H01, Class FA 1 mo. USD LIBOR + 0.820%, 2.384%, due 01/20/60[2]	3,304,808	3,327,602
Trust 2012-140, Class JI, IO 3.500%, due 01/20/41	1,515,691	190,933
Trust 2013-23, Class IP, IO 3.500%, due 08/20/42	1,682,492	298,154
Trust 2013-77, Class GI, IO 3.000%, due 02/20/43	3,889,717	543,598
Trust 2013-H19, Class DF 1 mo. USD LIBOR + 0.650%, 2.029%, due 05/20/63[2]	1,446,826	1,451,109
Trust 2013-H20, Class FB 1 mo. USD LIBOR + 1.000%, 2.379%, due 08/20/63[2]	2,346,645	2,377,173
Trust 2013-H23, Class TA 1 mo. USD LIBOR + 0.720%, 2.099%, due 09/20/63[2]	975,806	981,766
Trust 2014-158, Class IA, IO 3.500%, due 10/20/29	1,393,290	153,077
Trust 2014-188, Class CI, IO 4.000%, due 05/20/44	342,667	53,931
Trust 2015-126, Class GS 1 mo. LIBOR + 9.333%, 5.675%, due 09/20/45[2]	323,052	288,697
Trust 2015-127, Class AS, IO 0.777%, due 06/20/43[5]	798,573	18,888
Trust 2015-165, Class IB, IO 3.500%, due 11/20/42	681,864	99,650

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2015-166, Class SA, IO 0.964%, due 06/20/42[5]	$929,458	$25,946
Trust 2015-180, Class SA, IO 0.914%, due 06/20/42[5]	1,012,380	23,933
Trust 2015-42, Class AI, IO 3.000%, due 05/20/39	692,314	59,432
Trust 2015-H27, Class FA 1 mo. USD LIBOR + 0.750%, 2.129%, due 09/20/65[2]	2,671,328	2,688,250
Trust 2015-H29, Class FA 1 mo. USD LIBOR + 0.700%, 2.079%, due 10/20/65[2]	1,223,035	1,225,976
Trust 2015-H29, Class FJ 1 mo. USD LIBOR + 0.680%, 2.059%, due 11/20/65[2]	2,273,039	2,280,527
Trust 2015-H30, Class FA 1 mo. USD LIBOR + 0.680%, 2.059%, due 08/20/61[2]	1,022,510	1,024,715
Trust 2015-H30, Class FB 1 mo. USD LIBOR + 0.680%, 2.059%, due 03/20/62[2]	190,537	190,944
Trust 2016-118, Class IE, IO 3.500%, due 09/20/46	92,795	16,950
Trust 2016-138, Class WI, IO 0.741%, due 08/20/45[5]	704,684	20,102
Trust 2016-180, Class WI, IO 0.644%, due 09/20/45[5]	1,417,476	40,275
Trust 2016-84, Class KS, IO 1 mo. LIBOR + 6.080%, 4.519%, due 11/20/45[2]	3,146,909	540,664
Trust 2016-H04, Class FG 1 mo. USD LIBOR + 0.700%, 2.079%, due 12/20/61[2]	1,696,429	1,701,087
Trust 2016-H14, Class FA 1 mo. USD LIBOR + 0.800%, 2.179%, due 06/20/66[2]	656,165	662,172
Trust 2017-15, Class WI, IO 0.696%, due 11/20/45[5]	714,146	21,551
Trust 2017-57, Class WI, IO 0.553%, due 12/20/45[5]	403,013	8,894
GS Mortgage Securities Corp. II, Series 2015-GC30, Class A3 3.119%, due 05/10/50	5,000,000	4,973,591
GSR Mortgage Loan Trust, Series 2004-14, Class 2A1 1 mo. USD LIBOR + 0.330%, 1.891%, due 12/25/34[2]	7,101	6,687
HLA Trust, Series 2015-1A, Class AR 3 mo. USD LIBOR + 0.920%, 2.665%, due 04/20/27	5,200,000	5,202,652
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 1 mo. USD LIBOR + 0.640%, 2.201%, due 02/25/35[2]	602,724	586,237
	Face amount	Value
Collateralized mortgage obligations—(concluded)
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2016-FLRR, Class AFL 1 mo. LIBOR + 1.450%, 3.010%, due 01/15/33[2,6]	$1,350,727	$1,351,657
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1
1 mo. USD LIBOR + 0.500%, 2.052%, due 06/27/37[2,6]	1,366,361	1,143,059
Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2 3.242%, due 12/25/34[5]	278,329	279,978
Series 2004-A, Class A1 1 mo. USD LIBOR + 0.460%, 2.021%, due 04/25/29[2]	64,748	63,843
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1 1 mo. USD LIBOR + 0.320%, 1.881%, due 01/25/35[2]	51,447	47,645
Series 2005-6AR, Class 1A1 1 mo. USD LIBOR + 0.280%, 1.841%, due 11/25/35[2]	53,659	53,909
Morgan Stanley Re-REMIC Trust, Series 2010-R4, Class 4B 1 mo. USD LIBOR + 0.230%, 2.164%, due 02/26/37[2,6]	269,555	232,940
Series 2013-R10, Class 3A 1 mo. USD LIBOR + 0.310%, 1.862%, due 01/26/51[2,6]	407,306	402,084
Mortgage Equity Conversion Asset Trust, Series 2007-FF3, Class A 1 year Treasury + 0.500%, 2.280%, due 05/25/42[2,6]	3,895,091	3,505,582
RBSSP Resecuritization Trust Certificate, Series 2009-6, Class 18A1 1 mo. USD LIBOR + 0.500%, 2.061%, due 12/26/36[2,6]	341,617	339,354
Sequoia Mortgage Trust, Series 5, Class A 1 mo. USD LIBOR + 0.700%, 2.258%, due 10/19/26[2]	91,371	89,782
Structured ARM Loan, Series 2007-4, Class 1A2 1 mo. USD LIBOR + 0.220%, 1.781%, due 05/25/37[2]	247,737	228,167
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1 1 mo. USD LIBOR + 0.210%, 1.771%, due 04/25/36[2]	886,442	809,065
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3 3.243%, due 04/25/45[5]	107,488	107,911
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A 3.352%, due 09/25/33[5]	262,052	264,815
Total collateralized mortgage obligations (cost—$71,955,391)		71,462,303

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Asset-backed securities—18.26%
Allegro CLO I Ltd., Series 2013-1A, Class A1R 3 mo. USD LIBOR + 1.220%, 2.598%, due 01/30/26[2,6]	$1,500,000	$1,502,994
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R9, Class M2 1 mo. USD LIBOR + 0.975%, 2.536%, due 10/25/34[2]	621,229	625,308
Series 2005-R1, Class M4 1 mo. USD LIBOR + 1.110%, 2.671%, due 03/25/35[2]	200,000	195,527
Series 2005-R11, Class M1 1 mo. USD LIBOR + 0.450%, 2.011%, due 01/25/36[2]	400,000	399,033
Amortizing Residential Collateral Trust, Series 2004-1, Class A5 1 mo. USD LIBOR + 1.000%, 2.561%, due 10/25/34[2]	214,155	214,753
Atrium X, Series 10A, Class AR 3 mo. USD LIBOR + 0.950%, 2.672%, due 07/16/25[2,6]	3,004,589	3,007,690
Babson CLO Ltd., Series 2014-3A, Class AR 3 mo. USD LIBOR + 1.320%, 3.042%, due 01/15/26[2,6]	1,500,000	1,501,761
Bear Stearns Asset-Backed Securities Trust, Series 2004-2, Class M1 1 mo. USD LIBOR + 1.200%, 2.761%, due 08/25/34[2]	7,485,131	7,255,095
Series 2006-2, Class M1 1 mo. USD LIBOR + 0.420%, 1.981%, due 07/25/36[2]	51,422	51,429
BlueMountain CLO Ltd., Series 2014-1A, Class A1R 3 mo. USD LIBOR + 1.260%, 2.638%, due 04/30/26[2,6]	1,500,000	1,502,801
Brookside Mill CLO Ltd., Series 2013-1A, Class A1 3 mo. USD LIBOR + 1.150%, 2.881%, due 04/17/25[2,6]	1,623,770	1,625,764
Carlyle Global Market Strategies CLO 2014-2 Ltd., Series 2014-2A, Class AR 3 mo. USD LIBOR + 1.250%, 2.666%, due 05/15/25[2,6]	500,000	501,595
Cavalry CLO IV Ltd., Series 2014-1A, Class AR 3 mo. USD LIBOR + 0.850%, 2.572%, due 10/15/26[2,6]	500,000	500,526
Cent CLO 19 Ltd., Series 2013-19A, Class A1A 3 mo. USD LIBOR + 1.330%, 3.090%, due 10/29/25[2,6]	491,076	491,400
Series 2014-21A, Class A1BR 3 mo. USD LIBOR + 1.210%, 2.970%, due 07/27/26[2,6]	1,300,000	1,302,594
	Face amount	Value
Asset-backed securities—(continued)
Chase Funding Trust, Series 2002-3, Class 2A1 1 mo. USD LIBOR + 0.640%, 2.201%, due 08/25/32[2]	$160,300	$157,151
Series 2002-4, Class 2A1 1 mo. USD LIBOR + 0.740%, 2.301%, due 10/25/32[2]	10,904	10,809
CIFC Funding Ltd., Series 2014-2A, Class AL1R 3 mo. USD LIBOR + 1.200%, 2.654%, due 05/24/26[2,6]	900,000	903,152
CIT Mortgage Loan Trust, Series 2007-1, Class 1A 1 mo. LIBOR + 1.350%, 2.911%, due 10/25/37[2,6]	1,529,458	1,537,131
Countrywide Asset-Backed Certificates, Series 2004-2, Class 3A4 1 mo. USD LIBOR + 0.500%, 2.061%, due 07/25/34[2]	80,086	74,797
Series 2004-4, Class M1 1 mo. USD LIBOR + 0.720%, 2.281%, due 07/25/34[2]	178,766	179,681
Series 2004-6, Class M1 1 mo. USD LIBOR + 0.900%, 2.461%, due 10/25/34[2]	182,700	179,934
CSMC, Series 2017-1 4.500%, due 03/25/21	345,622	347,676
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR 3 mo. USD LIBOR + 0.900%, 2.622%, due 10/15/27[2,6]	3,200,000	3,203,030
EMC Mortgage Loan Trust, Series 2003-A, Class A2 1 mo. LIBOR + 1.500%, 3.061%, due 08/25/40[2,6]	106,538	105,265
Equifirst Loan Securitization Trust, Series 2007-1, Class A1 1 mo. USD LIBOR + 0.170%, 1.731%, due 04/25/37[2,6]	2,544,527	2,413,781
FBR Securitization Trust, Series 2005-5, Class AV24 1 mo. USD LIBOR + 0.740%, 2.301%, due 11/25/35[2]	70,988	70,956
First Franklin Mortgage Loan Trust, Series 2005-FFH1, Class M1 1 mo. USD LIBOR + 0.675%, 2.236%, due 06/25/36[2]	114,951	115,247
Flagship VII Ltd., Series 2013-7A, Class A1R 3 mo. USD LIBOR + 1.120%, 2.865%, due 01/20/26[2,6]	500,000	500,672
Flatiron CLO Ltd., Series 2013-1A, Class A1R 3 mo. USD LIBOR + 1.160%, 2.891%, due 01/17/26[2,6]	4,000,000	4,005,972
Fremont Home Loan Trust, Series 2004-A, Class M1 1 mo. USD LIBOR + 0.825%, 2.386%, due 01/25/34[2]	594,987	588,928

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Asset-backed securities—(continued)
Galaxy CLO Ltd., Series 2013-16A, Class A2R 3 mo. USD LIBOR + 1.130%, 2.549%, due 11/16/25[2,6]	$1,100,000	$1,100,886
Gallatin CLO VIII Ltd., Series 2017-1A, Class A 3 mo. USD LIBOR + 1.050%, 2.772%, due 07/15/27[2,6]	2,075,000	2,083,935
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 12/01/28	8,702	8,938
GSAA Home Equity Trust, Series 2005-4, Class A5 1 mo. USD LIBOR + 0.220%, 1.781%, due 03/25/35[2]	2,224	2,225
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3 3.424%, due 10/25/35[7]	127,113	126,003
Series 2006-FRE1, Class A1 1 mo. USD LIBOR + 0.230%, 1.791%, due 05/25/35[2]	70,138	70,121
Series 2006-FRE2, Class A1 1 mo. USD LIBOR + 0.180%, 1.741%, due 02/25/36[2]	84,100	84,021
JP Morgan Mortgage Acquisition Trust, Series 2006-ACC1, Class A1 1 mo. USD LIBOR + 0.160%, 1.721%, due 05/25/36[2]	116,235	115,990
Series 2006-ACC1, Class M1 1 mo. USD LIBOR + 0.270%, 1.831%, due 05/25/36[2]	300,000	292,875
Series 2006-CH1, Class A5 1 mo. USD LIBOR + 0.230%, 1.791%, due 07/25/36[2]	92,373	92,159
Series 2007-CH2, Class AV1 1 mo. USD LIBOR + 0.160%, 1.721%, due 01/25/37[2]	202,760	202,417
KVK CLO Ltd., Series 2013-1A, Class AR 3 mo. USD LIBOR + 0.900%, 2.259%, due 01/15/28[2,6]	2,900,000	2,899,983
Series 2013-2A, Class AR 3 mo. USD LIBOR + 1.150%, 2.872%, due 01/15/26[2,6]	600,000	600,793
Madison Park Funding XII Ltd., Series 2014-12A, Class AR 3 mo. USD LIBOR + 1.260%, 3.005%, due 07/20/26[2,6]	4,000,000	4,008,776
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class M3 1 mo. USD LIBOR + 0.310%, 1.871%, due 08/25/36[2]	300,000	297,401
Morgan Stanley ABS Capital I, Inc., Series 2005-WMC6, Class M3 1 mo. USD LIBOR + 0.765%, 2.326%, due 07/25/35[2]	289,092	290,352
	Face amount	Value
Asset-backed securities—(continued)
Morgan Stanley Home Equity Loan Trust, Series 2005-1, Class M4 1 mo. USD LIBOR + 1.050%, 2.611%, due 12/25/34[2]	$400,000	$397,270
NYMT Residential, Series 2016-RP1, Class A 4.000%, due 03/25/21[6,7]	307,641	307,850
Oak Hill Credit Partners X Ltd., Series 2014-10A, Class AR 3 mo. USD LIBOR + 1.130%, 2.875%, due 07/20/26[2,6]	1,500,000	1,502,379
OFSI Fund V Ltd., Series 2013-5A, Class A1BR 3 mo. USD LIBOR + 1.150%, 2.881%, due 04/17/25[2,6]	31,574	31,641
Option One Mortgage Loan Trust, Series 2007-4, Class 2A2 1 mo. USD LIBOR + 0.180%, 1.741%, due 04/25/37[2]	70,571	45,518
OZLM Funding V Ltd., Series 2013-5A, Class A1R 3 mo. USD LIBOR + 1.130%, 2.861%, due 01/17/26[2,6]	300,000	300,332
OZLM VI Ltd., Series 2014-6A, Class A1R 3 mo. USD LIBOR + 1.300%, 3.031%, due 04/17/26[2,6]	1,000,000	1,001,148
Palmer Square CLO Ltd., Series 2013-1R, Class A1R 3 mo. USD LIBOR + 0.970%, 2.386%, due 05/15/25[2,6]	894,709	895,052
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WHQ3, Class M4 1 mo. USD LIBOR + 0.945%, 2.506%, due 06/25/35[2]	200,000	200,099
Pinnacle Park CLO Ltd., Series 2014-1A, Class AR 3 mo. USD LIBOR + 1.260%, 2.980%, due 04/15/26[2,6]	1,700,000	1,701,608
RAAC, Series 2005-SP3 Trust, Series 2005-SP3, Class M1 1 mo. USD LIBOR + 0.530%, 2.091%, due 12/25/35[2]	1,207,598	1,203,668
RASC, Series 2005-KS11 Trust, Series 2005-KS11, Class M2 1 mo. USD LIBOR + 0.420%, 1.981%, due 12/25/35[2]	400,000	397,186
Regatta V Funding Ltd., Series 2014-1A, Class A1AR 3 mo. USD LIBOR + 1.160%, 2.905%, due 10/25/26[2,6]	2,730,000	2,736,784
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 1 mo. USD LIBOR + 0.880%, 2.441%, due 08/25/33[2]	178,221	173,891

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Asset-backed securities—(continued)
Saxon Asset Securities Trust, Series 2005-3, Class M3 1 mo. USD LIBOR + 0.500%, 2.061%, due 11/25/35[2]	$2,100,000	$1,950,251
SLM Student Loan Trust, Series 2010-A, Class 2A 1 mo. USD LIBOR + 3.250%, 4.810%, due 05/16/44[2,6]	489,591	503,463
SNDPT Trust, Series 2015-1A, Class AR 3 mo. USD LIBOR + 0.860%, 2.213%, due 04/15/27	1,900,000	1,901,351
Sound Point CLO IX Ltd., Series 2015-2A, Class AR 3 mo. USD LIBOR + 0.880%, 2.625%, due 07/20/27[2,6]	400,000	400,464
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 1 mo. USD LIBOR + 0.680%, 2.241%, due 01/25/34[2]	63,563	60,649
Staniford Street CLO Ltd., Series 2014-1A, Class AR 3 mo. USD LIBOR + 1.180%, 2.769%, due 06/15/25[2,6]	500,000	500,185
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-EQ1A, Class A1 1 mo. USD LIBOR + 0.135%, 1.696%, due 07/25/36[2,6]	322,756	313,407
Symphony CLO XIV Ltd., Series 2014-14A, Class A1R 3 mo. USD LIBOR + 1.280%, 3.002%, due 07/14/26[2,6]	1,000,000	1,002,186
THL Credit Wind River CLO Ltd., Series 2014-1A, Class AR 3 mo. USD LIBOR + 1.180%, 2.914%, due 04/18/26[2,6]	250,000	250,201
TICP CLO Ltd., Series 2014-3A, Class AR 3 mo. USD LIBOR + 1.180%, 2.925%, due 01/20/27[2,6]	450,000	451,573
Tralee CLO III Ltd., Series 2013-1A, Class AR 3 mo. USD LIBOR + 1.030%, 2.775%, due 10/20/27[2,6]	6,800,000	6,811,784
Venture XX CLO Ltd., Series 2015-21A, Class AR 3 mo. USD LIBOR + 0.880%, 2.602%, due 07/15/27[2,6]	1,100,000	1,101,245
VOLT LIX LLC, Series 2017-NPL6, Class A1 3.250%, due 05/25/47[6,7]	268,323	268,197
Series 2017-NPL7, Class A1 3.250%, due 06/25/47[6,7]	2,021,194	2,019,421
	Face amount	Value
Asset-backed securities—(concluded)
WhiteHorse VI Ltd., Series 2012-1A, Class A1R 3 mo. USD LIBOR + 1.200%, 2.581%, due 02/03/25[2,6]	$98,221	$98,291
Total asset-backed securities (cost—$74,408,594)		75,876,421
Commercial mortgage-backed securities—0.59%
FHLMC Multifamily Structured Pass-Through Certificates, Series KF05, Class A 1 mo. LIBOR + 0.350%, 1.914%, due 09/25/21[2]	537,011	537,770
Series KF06, Class A 1 mo. LIBOR + 0.330%, 1.894%, due 11/25/21[2]	594,064	594,624
Series KP03, Class A2 1.780%, due 07/25/19	1,325,261	1,316,113
Total commercial mortgage-backed securities (cost—$2,463,895)		2,448,507
Stripped mortgage-backed securities—0.58%
FHLMC Multifamily Structured Pass-Through Certificates, Series K005, Class AX, IO 1.351%, due 11/25/19[5]	21,827,557	467,963
Series K006, Class AX1, IO 0.956%, due 01/25/20[5]	12,458,931	196,771
Series K014, Class X1, IO 1.182%, due 04/25/21[5]	7,417,866	237,826
Series K027, Class X1, IO 0.797%, due 01/25/23[5]	6,662,689	212,691
Series K712, Class X1, IO 1.333%, due 11/25/19[5]	4,083,408	74,364
Series KAIV, Class X1, IO 1.295%, due 06/25/21[5]	4,468,606	146,490
FHLMC REMIC, Series 0013, Class B, IO 7.000%, due 06/25/23	35,538	4,800
Series 2136, Class GD, IO 7.000%, due 03/15/29	3,393	664
Series 2178, Class PI, IO 7.500%, due 08/15/29	18,229	3,871
FNMA Aces, Trust 2013-M5, Class X2, IO 2.182%, due 01/25/22[5]	1,778,874	84,841
GNMA REMIC, Trust 2011-92, Class IX, IO 0.739%, due 11/16/44[5]	693,190	148,979
KGS Alpha SBA, Series 2012, IO 0.959%, due 04/25/38[4,5,6,8]	29,566,921	826,950
Total stripped mortgage-backed securities (cost—$2,462,394)		2,406,210

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Repurchase agreement—0.10%
Repurchase agreement dated 01/31/18 with State Street Bank and Trust Co., 0.050% due 02/01/18, collateralized by $407,523 US Treasury Notes, 2.000% to 3.125% due 01/31/21 to 08/31/21; (value—$409,023); proceeds: $401,001 (cost—$401,000)	$401,000	$401,000

	Number of contracts	Notional amount
Option purchased—0.00%†
Put option—0.00%†
FNMA TBA, 4.000%, strike @ 103.63, expiring 02/06/18 (Counterparty: CITI) (cost—$3,965)	3,500,000	USD	3,627,050	13,061
Swaptions purchased—0.09%
Put swaptions—0.09%
3 Month USD LIBOR Interest Rate Swap, strike @ 3.000%, expires 05/11/18 (Counterparty CITI; receive fixed rate); underlying swap terminates 05/15/28	45,000,000	USD	45,000,000	232,326
3 Month USD LIBOR Interest Rate Swap, strike @ 2.980%, expires 05/14/18 (Counterparty CITI; receive fixed rate); underlying swap terminates 05/16/28	8,000,000	USD	8,000,000	52,104
3 Month USD LIBOR Interest Rate Swap, strike @ 2.720%, expires 06/14/18 (Counterparty GS; receive fixed rate); underlying swap terminates 06/18/28	2,500,000	USD	2,500,000	43,018
3 Month USD LIBOR Interest Rate Swap, strike @ 2.900%, expires 01/28/19 (Counterparty CITI; receive fixed rate); underlying swap terminates 01/30/20	78,000,000	USD	78,000,000	48,048
	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 3.550%, expires 01/31/19 (Counterparty MSCI; receive fixed rate); underlying swap terminates 12/17/18	2,900,000	USD	2,900,000	$18,850
3 Month USD LIBOR Interest Rate Swap, strike @ 2.250%, expires 02/05/18 (Counterparty MSCI; receive fixed rate); underlying swap terminates 02/07/19	145,000,000	USD	145,000,000	0
Total swaptions purchased (cost—$751,486)				394,346
Total investments before investments sold short (cost—$746,151,165)—178.04%				739,917,368
		Face amount
Investments sold short—(3.21)%
FHLMC TBA 5.500%			$(2,000,000)	(2,168,984)
FNMA TBA 2.500%			(500,000)	(492,430)
4.000%			(1,000,000)	(1,023,164)
GNMA TBA 3.000%			(5,000,000)	(4,954,524)
3.500%			(500,000)	(508,932)
US Treasury Notes 2.250%, due 12/31/24			(2,500,000)	(2,435,352)
2.500%, due 01/31/25			(1,800,000)	(1,782,141)
Total investments sold short (proceeds—$13,470,781)				(13,365,527)
Liabilities in excess of other assets—(74.83)%				(310,968,786)
Net assets—100.00%				$415,583,055

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 243.

Options written

Notional amount	Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
$4,102,000	4,000,000	FNMA TBA, 3.500%, strike @ 102.55	CITI	02/06/18	$6,875	$—	$6,875
1,504,950	1,500,000	FNMA TBA, 3.000%, strike @ 100.33	JPMCB	02/06/18	2,109	—	2,109
6,154,200	6,000,000	FNMA TBA, 3.500%, strike @ 102.57	CITI	02/06/18	9,375	—	9,375
2,044,800	2,000,000	FNMA TBA, 3.500%, strike @ 102.24	CSI	04/05/18	5,703	(1,813)	3,890
1,990,800	2,000,000	FNMA TBA, 3.000%, strike @ 99.54	CITI	04/05/18	5,781	(2,448)	3,333
5,469,750	5,500,000	FNMA TBA, 3.000%, strike @ 99.45	CITI	04/05/18	16,758	(7,525)	9,233
2,089,600	2,000,000	FNMA TBA, 4.500%, strike @ 104.48	CITI	02/06/18	6,015	—	6,015
4,073,200	4,000,000	FNMA TBA, 3.500%, strike @ 101.83	CITI	02/06/18	2,813	(212)	2,601
2,013,000	2,000,000	FNMA TBA, 3.000%, strike @ 100.65	CSI	03/06/18	3,673	(138)	3,535
2,041,800	2,000,000	FNMA TBA, 3.500%, strike @ 102.09	CITI	04/05/18	6,328	(2,297)	4,031
2,013,600	2,000,000	FNMA TBA, 3.000%, strike @ 100.68	CSI	03/06/18	3,516	(127)	3,389
1,566,000	1,500,000	FNMA TBA, 4.000%, strike @ 104.40	CITI	03/06/18	1,582	(274)	1,308
7,190,400	7,000,000	FNMA TBA, 3.500%, strike @ 102.72	CITI	03/06/18	11,485	(656)	10,829
2,550,250	2,500,000	FNMA TBA, 3.500%, strike @ 102.01	CITI	03/06/18	5,859	(1,497)	4,362
2,012,600	2,000,000	FNMA TBA, 3.000%, strike @ 100.63	JPMCB	03/06/18	3,437	(144)	3,293
					$91,309	$(17,131)	$74,178
		Put options
$2,418,750	2,500,000	FNMA TBA, 3.000%, strike @ 96.75	CSI	04/05/18	$11,719	$(8,870)	$2,849
2,437,750	2,500,000	FNMA TBA, 3.000%, strike @ 97.51	CITI	04/05/18	8,594	(15,190)	(6,596)
1,474,950	1,500,000	FNMA TBA, 3.000%, strike @ 98.33	JPMCB	02/06/18	2,343	(6,204)	(3,861)
3,563,000	3,500,000	FNMA TBA, 3.500%, strike @ 101.80	CSI	02/06/18	6,289	(30,163)	(23,874)
2,551,250	2,500,000	FNMA TBA, 3.500%, strike @ 102.05	JPMCB	02/06/18	3,125	(27,669)	(24,544)
					$32,070	$(88,096)	$(56,026)
					$123,379	$(105,227)	$18,152

Interest rate swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CITI	USD	2,500	03/08/18	Annual	10 Year USD Constant Maturity Swap Rate plus 0.758%	CMM30_FNMA	$—	$67	$67
CITI	USD	31,500	03/08/18	Annual	10 Year USD Constant Maturity Swap Rate plus 0.740%	CMM30_FNMA	6,141	902	7,043
CITI	USD	1,500	04/03/18	Annual	10 Year USD Constant Maturity Swap Rate plus 0.698%	CMM30_FNMA	—	7	7
CITI	USD	2,000	06/28/18	Annual	10 Year USD Constant Maturity Swap Rate plus 0.649%	CMM30_FNMA	—	(6)	(6)
CITI	USD	1,000	07/12/18	Annual	10 Year USD Constant Maturity Swap Rate plus 0.640%	CMM30_FNMA	—	(239)	(239)

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

Interest rate swap agreements—(concluded)

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CITI	USD	1,500	07/23/18	Annual	10 Year USD Constant Maturity Swap Rate plus 0.605%	CMM30_FNMA	$—	$2	$2
JPMCB	USD	1,500	02/12/18	Annual	CMM30_FNMA	10 Year USD Constant Maturity Swap Rate plus 7.600%	—	(13)	(13)
JPMCB	USD	1,500	03/27/18	Annual	10 Year USD Constant Maturity Swap Rate plus 0.716%	CMM30_FNMA	—	9	9
JPMCB	USD	1,000	03/28/18	Annual	10 Year USD Constant Maturity Swap Rate plus 0.703%	CMM30_FNMA	—	5	5
JPMCB	USD	2,000	05/31/18	Annual	10 Year USD Constant Maturity Swap Rate plus 0.653%	CMM30_FNMA	—	(7)	(7)
JPMCB	USD	2,000	07/05/18	Annual	10 Year USD Constant Maturity Swap Rate plus 0.611%	CMM30_FNMA	—	4	4
							$6,141	$731	$6,872

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Value	Unrealized appreciation
USD	11,100	06/30/25	Quarterly	2.400%	3 Month USD LIBOR	$219,730	$219,730
USD	3,400	12/20/47	Quarterly	2.750	3 Month USD LIBOR	69,843	203,298
USD	2,200	06/21/27	Quarterly	1.500	3 Month USD LIBOR	232,682	112,020
USD	5,000	09/07/27	Quarterly	2.050	3 Month USD LIBOR	275,842	275,842
USD	1,200	09/12/27	Quarterly	2.038	3 Month USD LIBOR	67,834	67,834
USD	2,900	12/20/27	Quarterly	2.500	3 Month USD LIBOR	66,115	102,454
USD	5,800	06/20/48	Quarterly	2.500	3 Month USD LIBOR	449,754	71,684
USD	1,600	06/20/28	Quarterly	2.250	3 Month USD LIBOR	80,611	26,332
USD	20,400	12/21/23	Quarterly	1.750	3 Month USD LIBOR	1,003,908	656,296
						$2,466,319	$1,735,490

Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Upfront payments received (made)	Value	Unrealized depreciation
DB	USD	1,535	01/12/38	Monthly	1 Month USD LIBOR	6.500%	$4,907	$(4,999)	$(92)
DB	USD	591	01/12/39	Monthly	1 Month USD LIBOR	5.500	158	(1,471)	(1,313)
JPMCB	USD	665	01/12/39	Monthly	1 Month USD LIBOR	6.000	(3,125)	(1,169)	(4,294)
							$1,940	$(7,639)	$(5,699)

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$22,402,113	$—	$22,402,113
Government national mortgage association certificates	—	140,173,963	—	140,173,963
Federal home loan mortgage corporation certificates	—	131,038,380	—	131,038,380
Federal housing administration certificates	—	84,508	—	84,508
Federal national mortgage association certificates	—	293,216,556	—	293,216,556
Collateralized mortgage obligations	—	71,462,303	—	71,462,303
Asset-backed securities	—	75,876,421	—	75,876,421
Commercial mortgage-backed securities	—	2,448,507	—	2,448,507
Stripped mortgage-backed securities	—	1,579,260	826,950	2,406,210
Repurchase agreement	—	401,000	—	401,000
Option purchased	—	13,061	—	13,061
Swaptions purchased	—	394,346	—	394,346
Swap agreements	—	2,467,315	—	2,467,315
Total	$—	$741,557,733	$826,950	$742,384,683
Liabilities
Investments sold short	$—	$(13,365,527)	$—	$(13,365,527)
Options written	—	(105,227)	—	(105,227)
Swap agreements	—	(7,904)	—	(7,904)
Total	$—	$(13,478,658)	$—	$(13,478,658)

At January 31, 2018, there were no transfers between Level 1 and Level 2.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs for the period ended January 31, 2018:

	Federal housing administration certificates	Stripped mortgage- backed securities	Total
Beginning balance	$111,973	$933,062	$1,045,035
Purchases	—	—	—
Sales/paydown	(27,803)	(165,985)	(193,788)
Accrued discounts/(premiums)	(19)	(12,008)	(12,027)
Total realized gain/(loss)	(38)	(76,741)	(76,779)
Net change in unrealized appreciation/depreciation	395	148,622	149,017
Transfers into Level 3	—	—	—
Transfers out of Level 3	(84,508)	—	(84,508)
Ending balance	$—	$826,950	$826,950

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2018 was $38,226. Transfers out of Level 3 represent the value at the end of the period. At January 31, 2018, securities were transferred from Level 3 to Level 2 as the valuation is based primarily on observable inputs from an established pricing source.

Portfolio footnotes

†  Amount represents less than 0.005%.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

3  Illiquid investment at the period end.

4  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

5  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

6  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

7  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

8  Security is being fair valued by a valuation committee under the direction of the board of trustees.

9  Payments made or received are based on the notional amount.

See accompanying notes to financial statements

PACE Intermediate Fixed Income Investments

Performance

For the six months ended January 31, 2018, the Portfolio's Class P shares returned -0.60% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Aggregate Bond Index (the "benchmark") returned -0.35% and the Portfolio's previous benchmark, the Bloomberg Barclays US Intermediate Government/Credit Index returned -0.94%. Over the same period, the Lipper Core Bond Funds category posted a median return of -0.31%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 33. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

The Portfolio outperformed its benchmark during the reporting period on a gross-of-fees basis but underperformed the benchmark on a net-of-fees basis. Performance was partially driven by its allocation to high yield corporate bonds. This sector continued to outperform the benchmark as the "risk-on" environment bode well for lower-quality assets. Overweights and security selection in asset-backed securities ("ABS") and commercial mortgage-backed securities ("CMBS") also aided returns. Within ABS, spreads in most subsectors remained at post-economic crisis tight levels, while the collateral performance in private student loans was strong. Similarly, in CMBS, spreads tightened, helped by higher rates and a risk-on environment, as well as a positive outcome for commercial real estate in the December 2017 tax reform law. Security selection within investment grade credit was beneficial, particularly in industrials. In corporate credit, the beginning of the fourth quarter 2017 earnings season was robust, with companies generally anticipating greater benefits from tax reform. Security selection of emerging markets sovereign debt and the Portfolio's duration positioning proved to be prudent. The Portfolio tactically traded duration throughout the reporting period and ended with a long duration bias. Elsewhere, the Portfolio was underweight investment grade credit due to concerns around high valuations. This positioning hurt performance as their spreads narrowed. Yield curve positioning was also a headwind for results.

Derivatives were primarily used to adjust the Portfolio's duration and yield curve exposure, as well as to hedge risk. Interest rate swaps are the most common type of swaps and were useful in adding duration or subtracting it at particular points on the yield curve. Credit default swaps were used to provide protection against a particular issuer or basket of issuers from defaulting, or as a way to express a negative or positive view on an issuer's or group of issuers' credit strength. Options on swaps were used to hedge convexity, as well as take a view on volatility and interest rates. Options on futures were most often used to take a view on volatility and/or interest rates. Foreign exchange options were used to give us the right, but not the obligation, to buy or sell a currency at a specified price

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA and Fred Lee, CFA, assisted by Anthony Karaminas, CFA

BlackRock: Akiva Dickstein and Harrison Segall

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The subadvisor utilizes a strategy that involves buying specific bonds based on its credit analysis and review.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  The Advisor and/or Subadvisor discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Intermediate Fixed Income Investments

Subadvisor's comments – concluded

for a specified period of time. Foreign exchange forwards were typically used to hedge non-US dollar currency risk back to the US dollar, as well as to implement active currency positions. In aggregate, the use of derivatives contributed to performance during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.73)%	1.55%	1.13%	2.37%
Class C2	(0.98)	1.02	0.62	1.85
Class Y3	(0.60)	1.80	1.39	2.62
Class P4	(0.60)	1.71	1.37	2.62
After deducting maximum sales charge
Class A1	(4.45)	(2.23)	0.37	1.98
Class C2	(1.72)	0.28	0.62	1.85
Bloomberg Barclays US Aggregate Bond Index[5,7]	(0.35)	2.15	2.01	3.71
Bloomberg Barclays US Intermediate Government/Credit Index[6,7]	(0.94)	0.97	1.40	3.01
Lipper Core Bond Funds median	(0.31)	2.26	1.85	3.69

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.93%	3.01%	1.32%	2.71%
Class C2	0.67	2.56	0.81	2.19
Class Y3	1.06	3.35	1.58	2.96
Class P4	1.05	3.27	1.56	2.96
After deducting maximum sales charge
Class A1	(2.86)	(0.83)	0.55	2.32
Class C2	(0.08)	1.81	0.81	2.19

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, were as follows: Class A—1.01% and 0.93%; Class C—1.52% and 1.43%; Class Y—0.93% and 0.68%; and Class P—0.82% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixedrate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Bloomberg Barclays US Intermediate Government/Credit Index is an unmanaged subset of the Barclays US Government/Credit Index covering all investment grade issues with maturities from one up to (but not including) 10 years. The average-weighted maturity is typically between four and five years. Investors should note that indices do not reflect the deduction of fees and expenses.

7  Effective April 1, 2017, the Portfolio's primary benchmark index was changed from the Bloomberg Barclays US Intermediate Government/Credit Index to the Bloomberg Barclays US Aggregate Bond Index.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Intermediate Fixed Income Investments

Portfolio statistics—January 31, 2018 (unaudited)

Characteristics
Weighted average duration	5.97 yrs.
Weighted average maturity	7.99 yrs.
Average coupon	3.37%
Top ten holdings[1]	Percentage of net assets
FNMA, 3.500% due 12/01/43	4.4%
FHLMC, 3.000% due 02/01/47	3.8
FNMA, 3.000%, due 03/01/47	3.2
US Treasury Note, 2.250% due 12/31/24	2.2
GNMA TBA, 3.000%	2.2
US Treasury Bond, 3.000% due 02/15/47	2.2
FNMA TBA, 4.000%	2.0
US Treasury Bond, 3.750% due 11/15/43	1.9
FNMA, 2.500% due 04/01/32	1.6
US Treasury Note, 2.250% due 11/15/27	1.6
Total	25.1%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	105.7%
United Kingdom	1.3
Netherlands	0.9
Japan	0.7
France	0.7
Total	109.3%
Asset allocation[1]	Percentage of net assets
US government agency mortgage pass-through certificates	36.8%
Corporate notes	32.5
US government obligations	20.2
Collateralized mortgage obligations	7.4
Asset-backed securities	6.3
Non-US government obligations	1.2
Federal home loan bank certificate	0.2
Options, swaptions, futures, swaps and forward foreign currency contracts	0.2
Investments sold short	(13.3)
Cash equivalents and other assets less liabilities	8.5
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
US government obligations—20.20%
US Treasury Bonds 2.750%, due 08/15/47	$385,000	$370,126
2.750%, due 11/15/47	4,170,000	4,009,879
2.875%, due 11/15/46	456,000	450,051
3.000%, due 02/15/47	8,494,000	8,591,880
3.000%, due 05/15/47	960,000	970,387
3.750%, due 11/15/43	6,495,000	7,464,429
4.750%, due 02/15/37	4,280,000	5,503,980
US Treasury Notes 1.375%, due 05/31/21	5,150,000	4,987,252
1.500%, due 05/31/20	700,000	688,652
1.625%, due 10/15/20	580,000	570,258
1.750%, due 10/31/18	160,000	159,913
1.875%, due 12/31/19	1,640,000	1,631,608
1.875%, due 12/15/20	3,500,000	3,460,352
2.000%, due 01/31/20	1,960,000	1,954,181
2.000%, due 09/30/20	815,000	809,397
2.000%, due 12/31/21	860,000	846,092
2.000%, due 06/30/24	3,625,000	3,487,930
2.125%, due 08/31/20	735,000	732,617
2.125%, due 12/31/21	1,755,000	1,735,051
2.125%, due 07/31/24	4,839,000	4,689,293
2.125%, due 09/30/24	1,350,000	1,306,600
2.250%, due 12/31/24	8,890,000	8,660,110
2.250%, due 08/15/27	4,320,000	4,149,900
2.250%, due 11/15/27	6,220,000	5,969,985
2.375%, due 01/31/23	1,825,000	1,812,456
2.500%, due 01/31/25	2,935,000	2,904,847
Total US government obligations (cost—$78,690,664)		77,917,226
Federal home loan bank certificate—0.19%
FHLB 4.000%, due 09/01/28 (cost—$679,115)	680,000	732,490
Federal home loan mortgage corporation certificates—7.99%
FHLMC 3.000%, due 02/01/47[1]	14,930,557	14,645,994
3.500%, due 04/01/42	21,632	21,955
3.500%, due 08/01/42	34,044	34,553
3.500%, due 11/01/42	13,248	13,445
3.500%, due 04/01/44	82,337	83,681
3.500%, due 06/01/44	10,960	11,124
3.500%, due 07/01/46	389,121	395,480
3.500%, due 07/01/47	18,812	19,120
3.500%, due 10/01/47	99,997	101,740
3.500%, due 12/01/47	1,333,841	1,353,698
3.500%, due 01/01/48	30,000	30,491
4.000%, due 09/01/40	52,043	54,302
4.000%, due 07/01/46	53,395	55,621
4.000%, due 08/01/46	31,316	32,622
4.000%, due 09/01/46	4,272	4,451
4.000%, due 10/01/46	8,695	9,058
4.000%, due 01/01/47	1,187,152	1,238,266
4.000%, due 02/01/47	130,715	136,180
4.000%, due 08/01/47	349,995	365,959
4.500%, due 11/01/47	857,853	904,361
	Face amount	Value
Federal home loan mortgage corporation certificates—(concluded)
5.000%, due 02/01/42[1]	$864,310	$937,255
5.000%, due 09/01/43	286,175	307,488
6.250%, due 07/15/32	302,000	411,151
6.750%, due 03/15/31	82,000	113,949
FHLMC TBA 2.500%	2,700,000	2,658,076
3.000%	1,908,000	1,914,260
3.500%	1,521,000	1,543,235
4.000%	2,372,000	2,451,221
4.500%	933,000	982,939
5.000%	1	1
Total federal home loan mortgage corporation certificates (cost—$31,272,630)		30,831,676
Federal national mortgage association certificates—21.27%
FNMA 2.000%, due 11/01/31	169,686	162,888
2.500%, due 04/01/32[1]	6,071,335	5,983,654
3.000%, due 10/01/29	62,191	62,682
3.000%, due 09/01/30	196,760	198,183
3.000%, due 09/01/31	56,898	57,282
3.000%, due 01/01/32	925,544	931,836
3.000%, due 02/01/32	183,717	185,335
3.000%, due 04/01/32	2,021,149	2,034,911
3.000%, due 06/01/32	1,915,392	1,929,303
3.000%, due 09/01/32	110,399	111,338
3.000%, due 11/01/32	125,121	126,044
3.000%, due 12/01/32	261,556	263,679
3.000%, due 03/01/47[1]	12,385,832	12,177,397
3.000%, due 04/01/47	3,144,599	3,089,949
3.500%, due 12/01/29	1,179,666	1,213,946
3.500%, due 08/01/30	287,863	296,006
3.500%, due 09/01/31	234,229	240,954
3.500%, due 03/01/32	1,131,182	1,162,320
3.500%, due 04/01/32	48,215	49,592
3.500%, due 05/01/32	413,458	424,721
3.500%, due 07/01/32	31,938	32,856
3.500%, due 09/01/32	77,795	80,076
3.500%, due 10/01/32	117,214	120,821
3.500%, due 11/01/32	237,948	245,396
3.500%, due 12/01/32	83,031	85,730
3.500%, due 04/01/42	4,223	4,289
3.500%, due 12/01/42	7,709	7,828
3.500%, due 05/01/43	10,894	11,058
3.500%, due 07/01/43	71,207	72,294
3.500%, due 11/01/43	15,697	15,940
3.500%, due 12/01/43[1]	16,603,080	16,852,966
3.500%, due 01/01/44	13,220	13,444
3.500%, due 05/01/44	16,123	16,396
3.500%, due 02/01/45	8,580	8,709
3.500%, due 07/01/45	41,066	41,758
3.500%, due 11/01/45	98,798	100,350
3.500%, due 12/01/45	42,108	42,818
3.500%, due 04/01/46	21,468	21,804
3.500%, due 06/01/46	56,476	57,226
3.500%, due 11/01/46	554,543	561,498
3.500%, due 12/01/46	23,316	23,655

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Federal national mortgage association certificates—(concluded)
3.500%, due 01/01/47	$40,365	$41,038
3.500%, due 05/01/47	24,165	24,576
3.500%, due 06/01/47	62,720	63,619
3.500%, due 07/01/47	44,936	45,620
3.500%, due 11/01/47	58,500	59,517
3.500%, due 12/01/47	509,172	517,071
3.500%, due 01/01/48	330,660	336,104
4.000%, due 09/01/29	9,989	10,352
4.000%, due 03/01/31	437,020	455,006
4.000%, due 01/01/42	834,034	868,636
4.000%, due 02/01/42[1]	4,013,217	4,163,763
4.000%, due 03/01/43	56,763	59,118
4.000%, due 10/01/43	194,831	202,062
4.000%, due 08/01/44	118,202	123,691
4.000%, due 05/01/45	93,312	97,728
4.000%, due 06/01/46	569,977	595,791
4.000%, due 07/01/46[1]	3,784,517	3,941,700
4.000%, due 11/01/46	41,593	43,571
4.000%, due 12/01/46	332,644	347,781
4.000%, due 01/01/47	366,177	382,744
4.000%, due 03/01/47	376,275	392,387
4.000%, due 08/01/47	150,214	156,453
4.500%, due 04/01/41[1]	4,425,287	4,700,986
4.500%, due 11/01/45	17,433	18,684
4.500%, due 12/01/45	96,826	103,033
4.500%, due 07/01/46	195,813	210,301
4.500%, due 10/01/47	62,041	66,770
4.500%, due 12/01/47	129,510	138,272
5.000%, due 09/01/31	499,875	540,114
5.000%, due 01/01/44	115,749	123,664
5.000%, due 03/01/44	258,074	277,752
FNMA TBA 2.000%	5,000	4,797
2.500%	848,000	835,161
3.000%	2,034,000	2,000,109
3.500%	918,000	939,516
4.000%	7,468,000	7,709,479
4.500%	1,813,000	1,911,157
5.000%	418,000	446,174
Total federal national mortgage association certificates (cost—$83,559,845)		82,073,229
Government national mortgage association certificates—7.53%
GNMA 3.000%, due 04/20/46	884,643	876,971
3.500%, due 01/20/43	4,930,834	5,047,399
4.000%, due 04/20/39	5,794	6,096
4.000%, due 04/20/42	120,930	127,219
4.000%, due 08/20/44	1,019,231	1,063,213
4.000%, due 02/20/47	166,358	172,250
4.500%, due 07/20/40	12,404	13,106
4.500%, due 08/20/40	12,206	12,896
4.500%, due 09/20/40	18,093	19,387
4.500%, due 10/20/40	21,029	22,220
4.500%, due 06/20/44	621,715	659,790
	Face amount	Value
Government national mortgage association certificates—(concluded)
GNMA TBA 3.000%	$8,716,000	$8,632,926
3.500%	5,448,700	5,546,607
4.000%	3,364,000	3,477,469
4.500%	1,999,000	2,088,877
5.000%	1,200,000	1,267,898
Total government national mortgage association certificates (cost—$29,383,226)		29,034,324
Collateralized mortgage obligations—7.41%
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class AL 1 mo. LIBOR + 0.900%, 2.460%, due 11/15/32[2,3,4]	1,150,000	1,150,224
Bank, Series 2017-BNK4, Class A4 3.625%, due 05/15/50	670,000	682,651
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL 1 mo. LIBOR + 1.500%, 3.068%, due 07/05/33[2,3]	965,000	968,574
CD Mortgage Trust, Series 2017-CD3, Class A4 3.631%, due 02/10/50	545,000	556,648
Commercial Mortgage Pass-Through Certificates, Series 2006-GG7, Class AM 5.789%, due 07/10/38[5]	75,235	75,235
Series 2013-GAM, Class A2 3.367%, due 02/10/28[2]	1,090,000	1,089,705
Series 2014-CR16, Class A4 4.051%, due 04/10/47	145,000	151,748
Series 2014-PAT, Class A 1 mo. LIBOR + 0.800%, 2.353%, due 08/13/27[2,3]	915,000	915,144
Series 2015-CR25, Class B 4.545%, due 08/10/48[5]	320,000	335,229
Core Industrial Trust, Series 2015-TEXW, Class A 3.077%, due 02/10/34[2]	1,735,000	1,742,107
CSMC Trust, Series 2017-CALI, Class A 3.431%, due 11/10/32[2]	260,000	262,577
FHLMC Multifamily Structured Pass-Through Certificates, Series K038, Class X1, IO 1.175%, due 03/25/24[5]	2,615,847	152,987
Series K068, Class A2 3.244%, due 08/25/27	43,000	43,423
Series KIR3, Class A2 3.281%, due 08/25/27	240,000	242,683
FHLMC REMIC, Trust 2626, Class A 4.000%, due 06/15/33	135,261	140,000
Trust 3990, Class VA 3.500%, due 01/15/25	249,611	253,255

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 4213, Class VE 3.500%, due 06/15/26	$240,682	$245,996
Trust 4248, Class FL 1 mo. LIBOR + 0.450%, 2.010%, due 05/15/41[3]	293,721	295,247
Trust 4316, Class XZ 4.500%, due 03/15/44	362,306	392,832
Trust 4323, Class CA 4.000%, due 03/15/40	250,854	258,161
Trust 4325, Class MA 4.000%, due 09/15/39	727,875	750,173
Trust 4328, Class DA 4.000%, due 01/15/36	767,117	785,418
Trust 4336, Class MA 4.000%, due 01/15/40	697,025	717,993
Trust 4443, Class BA 3.500%, due 04/15/41	113,037	114,632
Trust 4447, Class PA 3.000%, due 12/15/44	101,894	101,572
Trust 4606, Class FB 1 mo. LIBOR + 0.500%, 2.060%, due 08/15/46[3]	404,097	407,013
FHLMC Structured Agency Credit Risk, Series 2016-DNA1, Class M1 1 mo. USD LIBOR + 1.450%, 3.011%, due 07/25/28[3]	22,533	22,562
FNMA Aces, Trust 2017-M10, Class AV2 2.561%, due 07/25/24[5]	1,190,000	1,169,448
FNMA Connecticut Avenue Securities, Series 2016-C04, Class 1M1 1 mo. USD LIBOR + 1.450%, 3.011%, due 01/25/29[3]	272,222	274,759
Series 2016-C05, Class 2M1 1 mo. USD LIBOR + 1.350%, 2.911%, due 01/25/29[3]	222,092	223,348
Series 2016-C06, Class 1M1 1 mo. USD LIBOR + 1.300%, 2.861%, due 04/25/29[3]	185,413	187,274
FNMA REMIC, Trust 2005-109, Class PV 6.000%, due 10/25/32	5,173	5,167
Trust 2011-8, Class ZA 4.000%, due 02/25/41	2,195,373	2,272,085
Trust 2013-112, Class HQ 4.000%, due 11/25/43	81,903	84,509
Trust 2014-12, Class GV 3.500%, due 03/25/27	148,744	150,183
Trust 2014-48, Class AB 4.000%, due 10/25/40	194,898	200,511
Trust 2015-20, Class EV 3.500%, due 07/25/26	273,924	279,169
Trust 2015-58, Class JP 2.500%, due 03/25/37	156,621	153,595
Trust 2015-62, Class VA 4.000%, due 10/25/26	81,207	85,054
	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2016-48, Class UF 1 mo. LIBOR + 0.400%, 1.961%, due 08/25/46[3]	$716,120	$719,361
Trust 2016-62, Class FC 1 mo. LIBOR + 0.500%, 2.061%, due 09/25/46[3]	314,265	317,374
Trust 2016-74, Class GF 1 mo. LIBOR + 0.500%, 2.061%, due 10/25/46[3]	402,025	406,646
FREMF Mortgage Trust, Series 2013-K712, Class B 3.362%, due 05/25/45[2,5]	110,000	111,137
GAHR Commericial Mortgage Trust, Series 2015-NRF, Class DFX 3.382%, due 12/15/34[2,5]	1,025,000	1,024,399
GNMA, Trust 2014-131, Class BW 2.827%, due 05/20/41[5]	83,540	85,332
Trust 2015-3, Class ZD 4.000%, due 01/20/45	648,181	684,519
GS Mortgage Securities Trust, Series 2015-GS1, Class XA, IO 0.822%, due 11/10/48[5]	7,505,859	380,269
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A 1 mo. LIBOR + 0.700%, 2.260%, due 01/15/33[2,3,4,6]	320,000	320,249
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class A5 3.914%, due 01/15/49	800,000	833,520
JP Morgan Mortgage Trust, Series 2017-1, Class A4 3.500%, due 01/25/47[2,5]	883,483	892,043
Series 2017-2, Class A6 3.000%, due 05/25/47[2,5]	638,536	633,417
Madison Avenue Trust, Series 2017 330M, Class A 3.294%, due 08/15/34[2,5]	350,000	345,844
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class D 5.446%, due 09/12/42[5]	620,261	640,981
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class C 4.889%, due 11/15/46[5]	205,000	212,606
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A4 3.779%, due 05/15/48[5]	520,000	537,382
Natixis Commercial Mortgage Securities Trust, Series 2017-75B, Class A 3.858%, due 04/09/37[2]	300,000	304,293
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1 3.750%, due 11/25/56[2,5]	159,826	161,928

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(concluded)
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2B 4.144%, due 01/05/43[2,5]	$540,000	$536,920
Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3 3.000%, due 10/25/31[2,5]	343,826	338,561
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A 1 mo. LIBOR + 0.750%, 2.300%, due 11/11/34[2,3,6]	100,000	100,132
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX 2.997%, due 10/25/46[5]	135,538	135,025
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM 6.012%, due 02/15/51[5]	127,929	131,191
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A3FL 1 mo. LIBOR + 0.950%, 2.506%, due 03/15/44[2,3]	788,115	790,076
Total collateralized mortgage obligations (cost—$29,072,968)		28,582,096
Asset-backed securities—6.28%
ALM VIII Ltd., Series 2013-8A, Class A1R 3 mo. USD LIBOR + 1.490%, 3.212%, due 10/15/28[2,3]	510,000	512,997
American Homes 4 Rent, Series 2014-SFR3, Class A 3.678%, due 12/17/36[2]	476,991	487,095
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class D 2.540%, due 06/08/20	130,000	130,226
Series 2016-2, Class A3 1.600%, due 11/09/20	250,000	249,481
B2R Mortgage Trust, Series 2015-2, Class A 3.336%, due 11/15/48[2]	579,941	581,786
BlueMountain CLO Ltd., Series 2015-2A, Class A1 3 mo. USD LIBOR + 1.430%, 3.164%, due 07/18/27[2,3]	280,000	281,103
Carlyle Global Market Strategies CLO Ltd., Series 2013-4A, Class A1 3 mo. USD LIBOR + 1.470%, 3.192%, due 10/15/25[2,3]	247,386	247,386
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5 1 mo. LIBOR + 0.620%, 2.181%, due 04/22/26[3]	650,000	659,599
Series 2017-A6, Class A6 1 mo. LIBOR + 0.770%, 2.330%, due 05/14/29[3]	540,000	548,795
Credit Acceptance Auto Loan Trust, Series 2015-2A, Class B 3.040%, due 08/15/23[2]	840,000	843,693
	Face amount	Value
Asset-backed securities—(continued)
Series 2016-2A, Class A 2.420%, due 11/15/23[2]	$650,000	$650,385
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B 2.500%, due 01/25/30[2]	56,901	52,684
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A 1 mo. USD LIBOR + 0.240%, 1.801%, due 10/25/34[2,3]	95,401	94,983
DCP Rights LLC, Series 2014-1A, Class A 5.463%, due 10/25/44[2]	1,712,250	1,733,817
Diamond Resorts Owner Trust, Series 2014-1, Class B 2.980%, due 05/20/27[2,4]	49,147	48,760
Drive Auto Receivables Trust, Series 2016-BA, Class B 2.560%, due 06/15/20[2]	33,397	33,418
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A 2.730%, due 04/25/28[2,4]	149,555	147,403
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 1.830%, due 09/20/21[2]	112,341	112,245
First Franklin Mortgage Loan Trust, Series 2004-FFH4, Class M5 1 mo. USD LIBOR + 1.575%, 3.136%, due 01/25/35[3]	159,472	160,695
Ford Credit Floorplan Master Owner Trust, Series 2014-2, Class A 1 mo. LIBOR + 0.500%, 2.060%, due 02/15/21[3]	2,160,000	2,168,604
Fremont Home Loan Trust, Series 2005-2, Class M2 1 mo. USD LIBOR + 0.720%, 2.281%, due 06/25/35[3]	50,341	50,470
Galaxy XX CLO Ltd., Series 2015-20A, Class A 3 mo. USD LIBOR + 1.450%, 3.195%, due 07/20/27[2,3]	280,000	280,509
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A 3 mo. USD LIBOR + 1.150%, 2.895%, due 04/25/25[2,3]	151,869	151,918
Greystone Commercial Real Estate Notes, Series 2017-FL1A, Class A 1 mo. USD LIBOR + 1.550%, 3.110%, due 03/15/27[2,3,4]	330,000	329,999
LCM XXIII Ltd., Series 23A, Class A1 3 mo. USD LIBOR + 1.400%, 3.145%, due 10/20/29[2,3]	250,000	253,563
Lehman XS Trust, Series 2005-6, Class 1A1 1 mo. USD LIBOR + 0.520%, 2.081%, due 11/25/35[3]	218,154	186,160

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Asset-backed securities—(continued)
Mercedes-Benz Master Owner Trust, Series 2016-AA, Class A 1 mo. LIBOR + 0.580%, 2.140%, due 05/15/20[2,3]	$896,000	$897,202
OneMain Financial Issuance Trust, Series 2015-1A, Class A 3.190%, due 03/18/26[2]	1,592,997	1,599,546
Series 2015-2A, Class A 2.570%, due 07/18/25[2]	171,562	171,556
Option One Mortgage Loan Trust Asset-Backed Certificates, Series 2005-5, Class A3 1 mo. USD LIBOR + 0.210%, 1.771%, due 12/25/35[3]	31,381	31,369
Ownit Mortgage Loan Trust, Series 2005-2, Class M4 1 mo. USD LIBOR + 0.930%, 2.491%, due 03/25/36[3]	4,403	4,406
PFS Financing Corp., Series 2016-1A, Class A 1 mo. LIBOR + 1.200%, 2.760%, due 02/18/20[2,3]	1,095,000	1,094,987
Series 2016-BA, Class A 1.870%, due 10/15/21[2]	160,000	158,710
Series 2017-AA, Class A 1 mo. LIBOR + 0.580%, 2.140%, due 03/15/21[2,3]	2,390,000	2,395,433
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class A3 1 mo. USD LIBOR + 0.280%, 1.841%, due 05/25/36[3]	88,934	88,732
Prestige Auto Receivables Trust, Series 2015-1, Class B 2.040%, due 04/15/21[2]	180,000	179,930
Progress Residential Trust, Series 2015-SFR2, Class A 2.740%, due 06/12/32[2]	1,038,723	1,032,293
RAAC Trust, Series 2006-RP2, Class A 1 mo. USD LIBOR + 0.250%, 1.811%, due 02/25/37[2,3]	51,810	51,672
Santander Drive Auto Receivables Trust, Series 2014-4, Class C 2.600%, due 11/16/20	347,342	347,905
Series 2016-1, Class A3 1.620%, due 03/16/20	108,138	108,118
Series 2016-2, Class A3 1.560%, due 05/15/20	87,783	87,735
SMB Private Education Loan Trust, Series 2014-A, Class A2B 1 mo. USD LIBOR + 1.150%, 2.710%, due 05/15/26[2,3]	397,148	402,317
Series 2016-A, Class A1 1 mo. USD LIBOR + 0.700%, 2.260%, due 05/15/23[2,3]	53,267	53,279
Series 2016-A, Class A2A 2.700%, due 05/15/31[2]	110,000	108,074
	Face amount	Value
Asset-backed securities—(concluded)
Series 2016-C, Class A2A 2.340%, due 09/15/34[2]	$570,000	$555,655
Series 2017-B, Class A2A 2.820%, due 10/15/35[2]	380,000	375,487
Series 2017-B, Class A2B 1 mo. USD LIBOR + 0.750%, 2.310%, due 10/15/35[2,3]	220,000	221,871
SoFi Professional Loan Program LLC, Series 2014-A, Class A2 3.020%, due 10/25/27[2]	22,024	22,047
Series 2015-C, Class A2 2.510%, due 08/25/33[2]	461,605	456,275
Series 2016-A, Class A1 1 mo. USD LIBOR + 1.750%, 3.311%, due 08/25/36[2,3]	136,208	140,451
Series 2016-B, Class A1 1 mo. USD LIBOR + 1.200%, 2.761%, due 06/25/33[2,3]	140,526	142,943
Series 2016-B, Class A2A 1.680%, due 03/25/31[2]	45,710	45,661
Series 2016-C, Class A2A 1.480%, due 05/26/31[2]	219,785	218,955
Series 2018-A, Class A2A 2.390%, due 02/25/42[2]	580,000	580,332
Series 2018-A, Class A2B 2.950%, due 02/25/42[2]	270,000	267,741
SpringCastle America Funding LLC, Series 2016-AA, Class A 3.050%, due 04/25/29[2]	262,729	263,509
Synchrony Credit Card Master Note Trust, Series 2016-1, Class A 2.040%, due 03/15/22	1,050,000	1,048,235
Westgate Resorts LLC, Series 2014-1A, Class A 2.150%, due 12/20/26[2,4]	68,419	68,032
Total asset-backed securities (cost—$24,140,491)		24,218,232
Corporate notes—32.50%
Aerospace & defense—0.69%
BAE Systems Holdings, Inc. 2.850%, due 12/15/20[2]	50,000	49,900
3.850%, due 12/15/25[2]	20,000	20,307
Lockheed Martin Corp. 3.350%, due 09/15/21	170,000	173,353
3.550%, due 01/15/26	5,000	5,102
4.090%, due 09/15/52	146,000	148,338
4.700%, due 05/15/46	150,000	170,331
Northrop Grumman Corp. 2.080%, due 10/15/20	130,000	128,097
2.930%, due 01/15/25	220,000	214,121
3.250%, due 08/01/23	160,000	161,172
3.250%, due 01/15/28	125,000	122,585
4.030%, due 10/15/47	190,000	193,140
Rockwell Collins, Inc. 2.800%, due 03/15/22	245,000	242,440

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Corporate notes—(continued)
Aerospace & defense—(concluded)
United Technologies Corp. 1.778%, due 05/04/18[7]	$599,000	$598,653
1.900%, due 05/04/20	345,000	340,206
3.125%, due 05/04/27	50,000	48,820
3.750%, due 11/01/46	50,000	48,730
		2,665,295
Airlines—0.06%
American Airlines Pass-Through Trust 2014-1, Class B 4.375%, due 10/01/22	14,757	14,982
American Airlines Pass-Through Trust 2015-1, Class A 3.375%, due 05/01/27[4]	70,292	70,205
Southwest Airlines Co. 2.750%, due 11/16/22	150,000	148,318
		233,505
Auto & truck—0.09%
Aptiv PLC 4.400%, due 10/01/46	126,000	126,488
Delphi Corp. 4.150%, due 03/15/24	43,000	44,465
ZF North America Capital, Inc. 4.500%, due 04/29/22[2]	153,000	157,590
		328,543
Banking-non-US—3.13%
ABN AMRO Bank NV 2.650%, due 01/19/21[2]	440,000	437,648
Bancolombia SA 5.950%, due 06/03/21[8]	220,000	238,238
BNP Paribas SA 3.375%, due 01/09/25[2]	380,000	375,678
4.625%, due 03/13/27[2]	280,000	294,136
BPCE SA 5.700%, due 10/22/23[2]	200,000	219,101
Citizens Financial Group, Inc. 2.375%, due 07/28/21	15,000	14,700
Commerzbank AG 8.125%, due 09/19/23[2]	735,000	876,449
Credit Agricole SA 3.250%, due 10/04/24[2]	500,000	491,569
3.375%, due 01/10/22[2]	570,000	574,043
Credit Suisse AG 1.700%, due 04/27/18	395,000	394,917
Credit Suisse Group AG (fixed, converts to FRN on 01/12/28), 3.869%, due 01/12/29[2]	295,000	293,288
Credit Suisse Group Funding Guernsey Ltd. 2.750%, due 03/26/20	345,000	344,943
3.450%, due 04/16/21	250,000	253,120
Deutsche Bank AG (fixed, converts to FRN on 12/01/27), 4.875%, due 12/01/32	200,000	197,330
	Face amount	Value
Corporate notes—(continued)
Banking-non-US—(concluded)
HSBC Holdings PLC (fixed, converts to FRN on 03/13/22), 3.262%, due 03/13/23	$565,000	$566,409
3.400%, due 03/08/21	320,000	324,521
4.375%, due 11/23/26	400,000	412,252
ING Bank N.V. (fixed, converts to FRN on 11/21/18), 4.125%, due 11/21/23[9]	210,000	211,934
ING Groep N.V. 3.150%, due 03/29/22	630,000	629,176
Intesa Sanpaolo SpA 3.125%, due 07/14/22[2]	255,000	251,361
Kreditanstalt fuer Wiederaufbau 1.500%, due 02/06/19	509,000	506,063
Lloyds Banking Group PLC 3.000%, due 01/11/22	200,000	198,869
3.750%, due 01/11/27	200,000	199,286
4.582%, due 12/10/25	335,000	345,417
Mitsubishi UFJ Financial Group, Inc. 2.998%, due 02/22/22	75,000	74,551
Mitsubishi UFJ Trust & Banking Corp. 2.650%, due 10/19/20[2]	540,000	537,597
Mizuho Financial Group, Inc. 2.601%, due 09/11/22	330,000	321,111
2.953%, due 02/28/22	300,000	296,909
National Australia Bank Ltd. MTN 2.125%, due 05/22/20	250,000	247,581
Royal Bank of Canada GMTN 2.500%, due 01/19/21	240,000	238,656
Santander UK Group Holdings PLC 2.875%, due 10/16/20	245,000	244,405
2.875%, due 08/05/21	201,000	198,619
(fixed, converts to FRN on 01/05/23), 3.373%, due 01/05/24	580,000	576,355
Sumitomo Mitsui Banking Corp. 3 mo. USD LIBOR + 0.310%, 2.044%, due 10/18/19[3]	335,000	335,352
Sumitomo Mitsui Trust Bank Ltd. 1.950%, due 09/19/19[2]	355,000	350,763
		12,072,347
Banking-US—4.51%
Bank of America Corp. 2.250%, due 04/21/20	677,000	672,356
(fixed, converts to FRN on 04/24/22), 2.881%, due 04/24/23	450,000	446,036
(fixed, converts to FRN on 01/23/25), 3.366%, due 01/23/26	220,000	219,714
3.875%, due 08/01/25	570,000	590,089
4.000%, due 01/22/25	110,000	112,541
Bank of America Corp. GMTN 3.300%, due 01/11/23	320,000	322,988
Bank of America Corp. MTN 1.950%, due 05/12/18	137,000	136,975
2.151%, due 11/09/20	850,000	838,214

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Corporate notes—(continued)
Banking-US—(continued)
3 mo. USD LIBOR + 1.070%, 2.728%, due 03/22/18[3]	$770,000	$770,954
(fixed, converts to FRN on 01/20/47), 4.443%, due 01/20/48	70,000	76,455
6.875%, due 04/25/18	63,000	63,707
Branch Banking & Trust Co. 3.625%, due 09/16/25	250,000	254,080
Capital One Bank USA N.A. 2.250%, due 02/13/19	515,000	514,350
Capital One Financial Corp. 2.500%, due 05/12/20	270,000	268,115
3.750%, due 07/28/26	110,000	107,148
Capital One N.A. 2.350%, due 01/31/20	330,000	327,248
CIT Group, Inc. 3.875%, due 02/19/19	295,000	297,596
Citibank N.A. 1.850%, due 09/18/19	380,000	376,175
Citizens Bank N.A./Providence RI 2.200%, due 05/26/20	250,000	246,889
Discover Bank 2.600%, due 11/13/18	330,000	330,896
3.100%, due 06/04/20	250,000	251,402
Fifth Third Bank MTN 2.150%, due 08/20/18	206,000	206,176
Goldman Sachs Group, Inc. 2.550%, due 10/23/19	231,000	230,610
3 mo. USD LIBOR + 0.780%, 2.552%, due 10/31/22[3]	830,000	833,919
2.600%, due 04/23/20	349,000	348,054
3 mo. USD LIBOR + 1.200%, 2.967%, due 04/30/18[3]	530,000	531,284
3.750%, due 05/22/25	75,000	75,952
4.250%, due 10/21/25	15,000	15,444
HSBC USA, Inc. 1.700%, due 03/05/18	100,000	99,993
5.000%, due 09/27/20	100,000	105,369
JPMorgan Chase & Co. 2.700%, due 05/18/23	150,000	147,095
2.972%, due 01/15/23	313,000	311,390
3.200%, due 06/15/26	150,000	146,862
3.250%, due 09/23/22	105,000	106,021
3.375%, due 05/01/23	85,000	85,509
(fixed, converts to FRN on 02/01/27), 3.782%, due 02/01/28	1,000,000	1,019,467
(fixed, converts to FRN on 04/30/18), 7.900%, due 04/30/18[10]	350,000	354,812
KeyCorp MTN 2.900%, due 09/15/20	100,000	100,329
Northern Trust Corp. (fixed, converts to FRN on 10/01/26), 4.600%, due 10/01/26[10]	119,000	121,380
State Street Corp. 2.550%, due 08/18/20	195,000	195,120
(fixed, converts to FRN on 09/15/20), 5.250%, due 09/15/20[10]	147,000	153,248
	Face amount	Value
Corporate notes—(continued)
Banking-US—(concluded)
Synovus Financial Corp. 3.125%, due 11/01/22	$80,000	$78,424
The Bank of New York Mellon Corp. 2.050%, due 05/03/21	175,000	171,134
2.450%, due 08/17/26[8]	140,000	130,316
2.800%, due 05/04/26	90,000	86,173
2.950%, due 01/29/23	585,000	582,454
3.300%, due 08/23/29	240,000	233,632
(fixed, converts to FRN on 09/20/26), 4.625%, due 09/20/26[10]	195,000	195,487
Wells Fargo & Co. 2.100%, due 07/26/21	80,000	78,036
3 mo. USD LIBOR + 0.630%, 2.375%, due 04/23/18[3]	685,000	685,965
3.000%, due 10/23/26	261,000	252,481
Wells Fargo & Co. GMTN 4.300%, due 07/22/27	160,000	167,475
Wells Fargo & Co. MTN 2.625%, due 07/22/22	650,000	638,964
(fixed, converts to FRN on 05/22/27), 3.584%, due 05/22/28	105,000	105,467
Wells Fargo Bank NA 2.600%, due 01/15/21	1,580,000	1,574,712
		17,392,682
Beverages—0.50%
Anheuser-Busch InBev Finance, Inc. 2.650%, due 02/01/21	500,000	498,210
4.700%, due 02/01/36	360,000	397,451
4.900%, due 02/01/46	100,000	112,531
Molson Coors Brewing Co. 1.900%, due 03/15/19	170,000	168,964
2.250%, due 03/15/20	100,000	99,017
PepsiCo, Inc. 3.000%, due 10/15/27	240,000	234,275
3.450%, due 10/06/46	80,000	75,730
The Coca-Cola Co. 1.875%, due 10/27/20	350,000	344,723
		1,930,901
Biotechnology—0.23%
Amgen, Inc. 2.200%, due 05/11/20	100,000	99,179
3.125%, due 05/01/25	40,000	39,513
4.400%, due 05/01/45	120,000	126,310
4.563%, due 06/15/48	26,000	28,012
4.663%, due 06/15/51	73,000	79,441
Gilead Sciences, Inc. 2.500%, due 09/01/23	30,000	29,260
3.250%, due 09/01/22	80,000	81,034
3.700%, due 04/01/24	185,000	190,613
4.150%, due 03/01/47	200,000	207,077
		880,439

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Corporate notes—(continued)
Building products—0.15%
Holcim US Finance Sarl & Cie SCS 6.000%, due 12/30/19[2]	$415,000	$437,605
Johnson Controls International PLC 3.625%, due 07/02/24[7]	90,000	91,721
Owens Corning 4.400%, due 01/30/48	40,000	39,498
		568,824
Cable—0.31%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.000%, due 03/01/23[2]	505,000	496,006
5.000%, due 02/01/28[2]	340,000	328,950
5.750%, due 02/15/26[2]	350,000	362,250
		1,187,206
Chemicals—0.34%
E.I. du Pont de Nemours & Co. 2.200%, due 05/01/20	75,000	74,521
Eastman Chemical Co. 3.800%, due 03/15/25	42,000	43,198
Ecolab, Inc. 2.000%, due 01/14/19	270,000	269,579
LyondellBasell Industries N.V. 5.000%, due 04/15/19	243,000	248,835
Monsanto Co. 3.950%, due 04/15/45	80,000	78,899
RPM International, Inc. 6.125%, due 10/15/19	259,000	273,419
The Dow Chemical Co. 8.550%, due 05/15/19	55,000	59,187
The Sherwin-Williams Co. 4.500%, due 06/01/47	240,000	253,308
		1,300,946
Commercial services—0.25%
Duke University 4.077%, due 10/01/48	91,000	96,395
Equifax, Inc. 2.300%, due 06/01/21	20,000	19,604
Huntington Ingalls Industries, Inc. 3.483%, due 12/01/27[2]	260,000	256,558
Iron Mountain, Inc. 4.375%, due 06/01/21[2]	450,000	456,750
Republic Services, Inc. 2.900%, due 07/01/26	35,000	33,435
3.375%, due 11/15/27	100,000	98,593
		961,335
Communications equipment—0.24%
Apple, Inc. 3.850%, due 08/04/46	125,000	126,302
4.500%, due 02/23/36	150,000	167,857
QUALCOMM, Inc. 2.100%, due 05/20/20	355,000	351,611
3.450%, due 05/20/25	268,000	262,067
		907,837
	Face amount	Value
Corporate notes—(continued)
Computers—0.31%
DXC Technology Co. 2.875%, due 03/27/20	$30,000	$30,007
4.250%, due 04/15/24	165,000	170,132
Hewlett Packard Enterprise Co. 2.850%, due 10/05/18[7]	250,000	251,140
4.900%, due 10/15/25[7]	445,000	466,040
International Business Machines Corp. 3.450%, due 02/19/26	212,000	215,088
Seagate HDD Cayman 4.750%, due 01/01/25[8]	65,000	64,576
		1,196,983
Containers & packaging—0.08%
WestRock RKT Co. 4.900%, due 03/01/22	293,000	312,669
Diversified financial services—0.67%
Air Lease Corp. 3.625%, due 04/01/27	30,000	29,351
Aviation Capital Group LLC 2.875%, due 09/17/18[2]	630,000	631,211
Fidelity National Information Services, Inc. 3.500%, due 04/15/23	69,000	69,736
5.000%, due 10/15/25	15,000	16,273
GE Capital International Funding Co. 3.373%, due 11/15/25	200,000	196,538
4.418%, due 11/15/35	753,000	777,256
Intercontinental Exchange, Inc. 3.750%, due 12/01/25	100,000	103,110
Nomura Holdings, Inc. GMTN 2.750%, due 03/19/19	80,000	80,131
ORIX Corp. 2.900%, due 07/18/22	470,000	463,561
Visa, Inc. 4.150%, due 12/14/35	100,000	108,252
4.300%, due 12/14/45	100,000	111,082
		2,586,501
Electric utilities—0.79%
AEP Texas, Inc. 2.400%, due 10/01/22	90,000	87,520
Alabama Power Co. 3.850%, due 12/01/42	60,000	60,774
5.200%, due 06/01/41	35,000	40,949
Baltimore Gas & Electric Co. 3.750%, due 08/15/47	250,000	248,780
Berkshire Hathaway Energy Co. 3.250%, due 04/15/28[2]	275,000	270,677
Black Hills Corp. 3.150%, due 01/15/27	30,000	28,669
Dominion Energy, Inc. 2.579%, due 07/01/20[7]	60,000	59,547
DTE Electric Co. 3.700%, due 03/15/45	100,000	100,356
3.750%, due 08/15/47	120,000	121,267

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Corporate notes—(continued)
Electric utilities—(concluded)
DTE Energy Co. 3.300%, due 06/15/22	$150,000	$150,665
Duke Energy Carolinas LLC 2.950%, due 12/01/26	185,000	180,431
3.700%, due 12/01/47	90,000	89,909
Duke Energy Corp. 1.800%, due 09/01/21	660,000	636,167
2.650%, due 09/01/26	410,000	381,974
3.550%, due 09/15/21	230,000	235,445
3.750%, due 04/15/24	110,000	112,863
4.800%, due 12/15/45	190,000	213,544
Duke Energy Florida LLC 2.100%, due 12/15/19	45,000	44,880
		3,064,417
Electric-generation—0.01%
Emera US Finance LP 2.150%, due 06/15/19	50,000	49,690
Electric-integrated—1.59%
CMS Energy Corp. 3.000%, due 05/15/26	30,000	28,945
Dominion Energy, Inc. 1.500%, due 09/30/18[2]	355,000	353,765
Eaton Corp. 2.750%, due 11/02/22	290,000	287,033
Entergy Corp. 2.950%, due 09/01/26	45,000	42,751
4.000%, due 07/15/22	195,000	201,704
Entergy Texas, Inc. 2.550%, due 06/01/21	45,000	44,258
7.125%, due 02/01/19	340,000	355,020
Eversource Energy 2.900%, due 10/01/24	95,000	92,328
Exelon Corp. 2.450%, due 04/15/21	5,000	4,926
2.850%, due 06/15/20	70,000	70,231
3.400%, due 04/15/26	270,000	266,743
4.450%, due 04/15/46	120,000	126,362
Florida Power & Light Co. 3.125%, due 12/01/25	85,000	84,930
3.700%, due 12/01/47	70,000	70,479
3.800%, due 12/15/42	30,000	30,650
4.050%, due 06/01/42	91,000	96,881
5.690%, due 03/01/40	20,000	25,956
Georgia Power Co. 3.250%, due 03/30/27	30,000	29,588
IPALCO Enterprises, Inc. 3.700%, due 09/01/24	90,000	89,341
Israel Electric Corp. Ltd. 7.250%, due 01/15/19[2]	220,000	229,075
ITC Holdings Corp. 2.700%, due 11/15/22[2]	80,000	78,942
Jabil, Inc. 8.250%, due 03/15/18	620,000	625,766
	Face amount	Value
Corporate notes—(continued)
Electric-integrated—(concluded)
Majapahit Holding BV 7.750%, due 01/20/20[2]	$210,000	$228,396
NextEra Energy Capital Holdings, Inc. 3.550%, due 05/01/27	395,000	395,524
Northern States Power Co. 3.400%, due 08/15/42	260,000	250,050
3.600%, due 09/15/47	20,000	19,795
NSTAR Electric Co. 3.200%, due 05/15/27	120,000	118,579
Oncor Electric Delivery Co. LLC 3.800%, due 09/30/47[2]	45,000	45,464
Pacificorp 5.500%, due 01/15/19	486,000	501,029
5.750%, due 04/01/37	35,000	44,246
Tyco Electronics Group SA 3.450%, due 08/01/24	30,000	30,479
Virginia Electric & Power Co. 3.100%, due 05/15/25	185,000	182,728
3.150%, due 01/15/26	30,000	29,603
3.500%, due 03/15/27	460,000	464,147
3.800%, due 09/15/47	320,000	322,584
WEC Energy Group, Inc. 2.450%, due 06/15/20	170,000	169,639
Wisconsin Power & Light Co. 3.050%, due 10/15/27	85,000	83,017
		6,120,954
Electric/gas—0.03%
MPLX LP 4.125%, due 03/01/27	100,000	101,581
5.200%, due 03/01/47	20,000	22,040
		123,621
Electronic equipment & instruments—0.16%
Avnet, Inc. 4.625%, due 04/15/26	30,000	30,531
Corning, Inc. 4.375%, due 11/15/57	245,000	243,954
Honeywell International, Inc. 2.500%, due 11/01/26	10,000	9,483
Thermo Fisher Scientific, Inc. 2.950%, due 09/19/26	25,000	23,871
3.000%, due 04/15/23	30,000	29,777
3.200%, due 08/15/27	140,000	136,404
3.600%, due 08/15/21	150,000	153,520
		627,540
Finance-captive automotive—1.58%
Ally Financial, Inc. 3.250%, due 02/13/18	690,000	690,000
5.125%, due 09/30/24	310,000	328,212
Ares Capital Corp. 4.250%, due 03/01/25	330,000	325,963
CDP Financial, Inc. 4.400%, due 11/25/19[2]	860,000	889,043

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Corporate notes—(continued)
Finance-captive automotive—(concluded)
Ford Motor Co. 5.291%, due 12/08/46[8]	$140,000	$146,658
Ford Motor Credit Co. LLC 3.096%, due 05/04/23	200,000	195,049
5.000%, due 05/15/18	730,000	735,974
General Motors Co. 5.400%, due 04/01/48[8]	370,000	397,164
General Motors Financial Co., Inc. 2.400%, due 05/09/19	105,000	104,808
3.200%, due 07/13/20	240,000	241,804
3.450%, due 01/14/22	180,000	180,670
Hyundai Capital America 2.400%, due 10/30/18[2]	105,000	104,816
2.500%, due 03/18/19[2]	30,000	29,887
2.550%, due 02/06/19[2]	550,000	548,735
3.000%, due 10/30/20[2]	285,000	283,755
Hyundai Capital Services, Inc. 3.000%, due 08/29/22[2]	200,000	195,510
Nissan Motor Acceptance Corp. 1.900%, due 09/14/21[2]	290,000	279,798
Synchrony Financial 2.600%, due 01/15/19	120,000	120,256
The Charles Schwab Corp. (fixed, converts to FRN on 03/01/22), 4.625%, due 03/01/22[10]	295,000	301,637
		6,099,739
Finance-other—0.14%
International Lease Finance Corp. 3.875%, due 04/15/18	550,000	552,090
Financial services—2.71%
Barclays Bank PLC 5.140%, due 10/14/20	140,000	147,244
Barclays PLC 2.750%, due 11/08/19	200,000	199,963
4.375%, due 01/12/26	205,000	210,223
5.200%, due 05/12/26	285,000	300,933
Citigroup, Inc. 1.800%, due 02/05/18	700,000	699,989
2.400%, due 02/18/20	170,000	169,183
2.650%, due 10/26/20	210,000	209,421
(fixed, converts to FRN on 07/24/22), 2.876%, due 07/24/23	200,000	196,859
Corp. Financiera de Desarrollo SA 4.750%, due 07/15/25[2]	325,000	345,345
Doric Nimrod Air Alpha Ltd. 2013-1 Pass-Through Trust 5.250%, due 05/30/23[2]	248,198	259,441
Export Development Canada 0.875%, due 08/27/18[2]	275,000	273,369
JPMorgan Chase & Co. 1.700%, due 03/01/18	835,000	835,000
2.200%, due 10/22/19	410,000	408,092
2.250%, due 01/23/20	215,000	214,008
2.750%, due 06/23/20	720,000	722,491
	Face amount	Value
Corporate notes—(continued)
Financial services—(concluded)
3 mo. USD LIBOR + 1.230%, 2.971%, due 10/24/23[3]	$135,000	$139,248
(fixed, converts to FRN on 05/01/27), 3.540%, due 05/01/28	260,000	259,962
(fixed, converts to FRN on 11/01/22), 4.625%, due 11/01/22[8,10]	440,000	427,680
Morgan Stanley 2.125%, due 04/25/18	645,000	645,316
2.500%, due 01/24/19	200,000	200,530
2.800%, due 06/16/20	1,130,000	1,131,996
3.750%, due 02/25/23	200,000	204,654
3.950%, due 04/23/27	15,000	15,104
6.625%, due 04/01/18	760,000	765,867
Morgan Stanley MTN 2.200%, due 12/07/18	125,000	124,982
2.625%, due 11/17/21	190,000	187,403
Sumitomo Mitsui Financial Group, Inc. 2.058%, due 07/14/21	277,000	268,641
The Bank of New York Mellon Corp. MTN (fixed, converts to FRN on 02/07/27), 3.442%, due 02/07/28	394,000	394,963
The Hartford Financial Services Group, Inc. (fixed, converts to FRN on 06/15/18), 8.125%, due 06/15/38	347,000	353,506
US Bancorp 3.150%, due 04/27/27	135,000	132,114
		10,443,527
Food & drug retailing—0.07%
Bed Bath & Beyond, Inc. 5.165%, due 08/01/44	235,000	204,762
CVS Health Corp. 3.875%, due 07/20/25	52,000	52,472
		257,234
Food products—0.33%
Danone SA 2.077%, due 11/02/21[2]	575,000	557,346
Kraft Heinz Foods Co. 4.375%, due 06/01/46	155,000	150,335
Post Holdings, Inc. 5.000%, due 08/15/26[2]	310,000	302,637
Sysco Corp. 2.600%, due 10/01/20	250,000	250,378
		1,260,696
Gaming—0.18%
Hasbro, Inc. 3.500%, due 09/15/27	40,000	38,192
Scientific Games International, Inc. 7.000%, due 01/01/22[2]	620,000	654,100
		692,292
Gas pipelines—0.19%
Kinder Morgan, Inc. 3.050%, due 12/01/19	70,000	70,364

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Corporate notes—(continued)
Gas pipelines—(concluded)
4.300%, due 06/01/25	$90,000	$93,209
5.050%, due 02/15/46	450,000	474,232
5.550%, due 06/01/45	80,000	88,261
		726,066
Health care equipment & supplies—0.02%
Becton Dickinson and Co. 2.675%, due 12/15/19	48,000	47,962
3.734%, due 12/15/24	40,000	40,078
		88,040
Health care providers & services—0.24%
Aetna, Inc. 2.750%, due 11/15/22	215,000	210,714
2.800%, due 06/15/23	30,000	29,245
3.500%, due 11/15/24	44,000	44,142
3.875%, due 08/15/47	30,000	28,569
Anthem, Inc. 2.500%, due 11/21/20	100,000	99,436
2.950%, due 12/01/22	195,000	192,902
3.650%, due 12/01/27	50,000	49,795
4.375%, due 12/01/47	45,000	46,559
Cigna Corp. 3.050%, due 10/15/27	50,000	47,656
3.250%, due 04/15/25	140,000	137,974
Humana, Inc. 3.950%, due 03/15/27	55,000	55,656
		942,648
Hotels, restaurants & leisure—0.12%
Host Hotels & Resorts LP 4.500%, due 02/01/26	70,000	71,995
McDonald's Corp. 2.750%, due 12/09/20	25,000	25,105
McDonald's Corp. MTN 4.875%, due 12/09/45	320,000	368,038
		465,138
Household durables—0.02%
Newell Brands, Inc. 2.600%, due 03/29/19	63,000	62,994
Industrial conglomerates—0.29%
General Electric Co. 4.125%, due 10/09/42	200,000	198,075
(fixed, converts to FRN on 01/21/21), 5.000%, due 01/21/21[10]	915,000	924,150
		1,122,225
Insurance—0.71%
American International Group, Inc. 3.300%, due 03/01/21	265,000	268,042
3.750%, due 07/10/25	10,000	10,110
3.900%, due 04/01/26	102,000	103,654
Aon PLC 3.875%, due 12/15/25	95,000	97,183
4.450%, due 05/24/43	64,000	65,210
	Face amount	Value
Corporate notes—(continued)
Insurance—(concluded)
4.600%, due 06/14/44	$46,000	$48,776
4.750%, due 05/15/45	160,000	172,780
Berkshire Hathaway, Inc. 2.750%, due 03/15/23	50,000	49,727
3.125%, due 03/15/26	35,000	34,582
Lincoln National Corp. 6.250%, due 02/15/20	235,000	251,178
Marsh & McLennan Cos., Inc. 3.750%, due 03/14/26	405,000	414,637
4.350%, due 01/30/47	90,000	97,505
Nuveen Finance LLC 2.950%, due 11/01/19[2]	550,000	553,384
Principal Financial Group, Inc. 3.125%, due 05/15/23	57,000	56,461
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[2]	120,000	123,847
Trinity Acquisition PLC 3.500%, due 09/15/21	220,000	221,894
4.625%, due 08/15/23	30,000	31,450
Willis Towers Watson PLC 5.750%, due 03/15/21	145,000	156,156
		2,756,576
Machinery—0.01%
John Deere Capital Corp. MTN 2.650%, due 01/06/22	30,000	29,869
Media—1.55%
CBS Corp. 3.700%, due 06/01/28[2]	170,000	165,458
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.464%, due 07/23/22	40,000	41,434
4.908%, due 07/23/25	45,000	47,052
5.375%, due 05/01/47	705,000	727,935
6.484%, due 10/23/45	5,000	5,876
Comcast Corp. 1.625%, due 01/15/22	80,000	76,754
2.350%, due 01/15/27	65,000	59,495
3.400%, due 07/15/46	705,000	644,707
5.150%, due 03/01/20	550,000	580,396
Cox Communications, Inc. 3.150%, due 08/15/24[2]	465,000	454,461
Discovery Communications LLC 2.200%, due 09/20/19	55,000	54,517
2.950%, due 03/20/23	330,000	322,874
3.950%, due 03/20/28	290,000	283,607
4.900%, due 03/11/26	90,000	95,008
iHeartCommunications, Inc. 9.000%, due 09/15/22	220,000	159,500
NBCUniversal Enterprise, Inc. 3 mo. USD LIBOR + 0.400%, 2.095%, due 04/01/21[2,3]	340,000	342,846
5.250%, due 03/19/21[2,10]	930,000	983,940

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Corporate notes—(continued)
Media—(concluded)
NBCUniversal Media LLC 5.150%, due 04/30/20	$25,000	$26,446
Time Warner, Inc. 3.800%, due 02/15/27	790,000	780,303
3.875%, due 01/15/26	38,000	37,831
Viacom, Inc. 4.375%, due 03/15/43	115,000	105,267
		5,995,707
Medical providers—0.68%
HCA, Inc. 3.750%, due 03/15/19	515,000	520,809
6.500%, due 02/15/20	350,000	373,188
Stryker Corp. 2.625%, due 03/15/21	45,000	44,787
3.500%, due 03/15/26	190,000	192,657
Tenet Healthcare Corp. 6.000%, due 10/01/20	210,000	220,107
UnitedHealth Group, Inc. 1.700%, due 02/15/19	525,000	522,426
2.700%, due 07/15/20	41,000	41,197
2.875%, due 12/15/21	134,000	134,492
2.875%, due 03/15/22	144,000	144,271
3.100%, due 03/15/26	110,000	108,362
3.750%, due 07/15/25	240,000	247,860
4.750%, due 07/15/45	80,000	92,759
		2,642,915
Oil & gas—1.09%
Apache Corp. 4.750%, due 04/15/43	25,000	26,065
5.100%, due 09/01/40	100,000	108,051
Chevron Corp. 2.954%, due 05/16/26	100,000	97,911
Cimarex Energy Co. 3.900%, due 05/15/27	265,000	267,660
4.375%, due 06/01/24	215,000	225,657
Concho Resources, Inc. 3.750%, due 10/01/27	170,000	168,813
4.875%, due 10/01/47	180,000	196,810
Diamondback Energy, Inc. 5.375%, due 05/31/25[2]	225,000	233,719
Ecopetrol SA 4.125%, due 01/16/25	195,000	194,953
EOG Resources, Inc. 3.900%, due 04/01/35	90,000	91,457
4.150%, due 01/15/26	220,000	231,250
Parsley Energy LLC/Parsley Finance Corp. 5.625%, due 10/15/27[2]	80,000	82,200
6.250%, due 06/01/24[2]	420,000	443,100
Patterson-UTI Energy, Inc. 3.950%, due 02/01/28[2]	385,000	379,656
Petroleos Mexicanos 5.625%, due 01/23/46	275,000	253,000
Pioneer Natural Resources Co. 3.950%, due 07/15/22	83,000	85,575
	Face amount	Value
Corporate notes—(continued)
Oil & gas—(concluded)
4.450%, due 01/15/26	$250,000	$265,665
6.875%, due 05/01/18	650,000	657,610
Shell International Finance BV 2.125%, due 05/11/20	50,000	49,612
3.250%, due 05/11/25	30,000	30,221
3.750%, due 09/12/46	30,000	29,851
Suncor Energy, Inc. 4.000%, due 11/15/47	10,000	10,095
6.500%, due 06/15/38	50,000	66,822
		4,195,753
Oil Services—0.04%
BP Capital Markets PLC 2.241%, due 09/26/18	150,000	150,225
Paper & forest products—0.04%
Georgia-Pacific LLC 5.400%, due 11/01/20[2]	32,000	34,246
International Paper Co. 4.350%, due 08/15/48	135,000	138,179
		172,425
Pharmaceuticals—0.97%
Abbott Laboratories 2.000%, due 09/15/18	105,000	104,865
2.350%, due 11/22/19	270,000	269,227
2.800%, due 09/15/20	140,000	140,335
2.900%, due 11/30/21	130,000	129,585
3.875%, due 09/15/25	15,000	15,334
AbbVie, Inc. 2.300%, due 05/14/21	70,000	68,789
3.600%, due 05/14/25	280,000	282,433
4.450%, due 05/14/46	40,000	42,552
Allergan Funding SCS 3.450%, due 03/15/22	225,000	226,304
3.800%, due 03/15/25	450,000	451,832
3.850%, due 06/15/24	70,000	70,894
Allergan Sales LLC 5.000%, due 12/15/21[2]	510,000	540,866
AstraZeneca PLC 2.375%, due 06/12/22	70,000	68,417
Johnson & Johnson 2.450%, due 03/01/26	25,000	23,888
2.900%, due 01/15/28	130,000	127,175
2.950%, due 03/03/27	115,000	113,566
Medtronic, Inc. 3.150%, due 03/15/22	150,000	151,891
4.625%, due 03/15/45	150,000	169,781
Mylan N.V. 2.500%, due 06/07/19	220,000	219,298
Mylan, Inc. 3.125%, due 01/15/23[2]	130,000	127,282
Novartis Capital Corp. 3.100%, due 05/17/27	10,000	9,955
Pfizer, Inc. 4.125%, due 12/15/46	40,000	42,733

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Corporate notes—(continued)
Pharmaceuticals—(concluded)
Teva Pharmaceutical Finance Netherlands III BV 1.400%, due 07/20/18	$160,000	$159,104
1.700%, due 07/19/19	200,000	195,510
		3,751,616
Pipelines—1.88%
Andeavor Logistics LP (fixed, converts to FRN on 02/15/23), 6.875%, due 02/15/23[10]	650,000	672,061
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 3.500%, due 12/01/22	40,000	39,987
6.250%, due 10/15/22	80,000	84,141
Buckeye Partners LP 5.600%, due 10/15/44	71,000	74,882
5.850%, due 11/15/43	74,000	80,407
(fixed, converts to FRN on 01/22/23), 6.375%, due 01/22/78	780,000	796,641
Cheniere Corpus Christi Holdings LLC 5.125%, due 06/30/27	170,000	175,525
Cheniere Energy Partners LP 5.250%, due 10/01/25[2]	290,000	295,437
Enbridge, Inc. (fixed, converts to FRN on 07/15/27), 5.500%, due 07/15/77	160,000	160,011
Energy Transfer LP 4.750%, due 01/15/26	100,000	103,926
5.150%, due 03/15/45	20,000	19,721
5.300%, due 04/15/47	200,000	200,963
Energy Transfer Partners LP (fixed, converts to FRN on 02/15/23), 6.250%, due 02/15/23[10]	810,000	811,519
(fixed, converts to FRN on 02/15/28), 6.625%, due 02/15/28[10]	540,000	539,959
EnLink Midstream Partners LP 4.850%, due 07/15/26	100,000	103,837
Enterprise Products Operating LLC 4.900%, due 05/15/46	240,000	267,780
(fixed, converts to FRN on 08/16/27), 5.250%, due 08/16/77	305,000	304,237
3 mo. USD LIBOR + 3.708%, 5.481%, due 08/01/66[3]	290,000	290,435
Magellan Midstream Partners LP 4.200%, due 10/03/47	60,000	60,525
Plains All American Pipeline LP (fixed, converts to FRN on 11/15/22), 6.125%, due 11/15/22[10]	210,000	211,312
Sabine Pass Liquefaction LLC 5.625%, due 02/01/21[7]	100,000	106,581
5.625%, due 03/01/25	485,000	530,189
5.750%, due 05/15/24	170,000	186,360
6.250%, due 03/15/22	200,000	220,613
Spectra Energy Partners LP 3.375%, due 10/15/26	160,000	155,917
4.500%, due 03/15/45	100,000	103,736
	Face amount	Value
Corporate notes—(continued)
Pipelines—(concluded)
Sunoco Logistics Partners Operations LP 5.950%, due 12/01/25	$93,000	$102,920
Texas Eastern Transmission LP 2.800%, due 10/15/22[2]	45,000	44,122
3.500%, due 01/15/28[2]	70,000	68,845
4.150%, due 01/15/48[2]	430,000	424,603
		7,237,192
Real estate investment trusts—0.19%
Boston Properties LP 2.750%, due 10/01/26	10,000	9,358
Northwest Florida Timber Finance LLC 4.750%, due 03/04/29[2]	200,000	189,023
Realty Income Corp. 3.000%, due 01/15/27	310,000	293,691
Weyerhaeuser Co. 7.375%, due 10/01/19	230,000	247,798
		739,870
Retail—0.50%
Alibaba Group Holding Ltd. 4.400%, due 12/06/57	210,000	209,372
Amazon.com, Inc. 4.250%, due 08/22/57[2]	90,000	94,979
4.800%, due 12/05/34	125,000	141,961
Dollar Tree, Inc. 5.750%, due 03/01/23	500,000	521,562
Lowe's Cos., Inc. 2.500%, due 04/15/26	60,000	56,335
Tapestry, Inc. 4.125%, due 07/15/27	50,000	49,657
Tencent Holdings Ltd. 2.985%, due 01/19/23[2]	200,000	197,878
3.595%, due 01/19/28[2]	390,000	383,472
The Home Depot, Inc. 3.000%, due 04/01/26	100,000	98,206
Wal-Mart Stores, Inc. 4.300%, due 04/22/44	53,000	60,382
Walgreens Boots Alliance, Inc. 4.650%, due 06/01/46	110,000	113,910
		1,927,714
Semiconductor equipment & products—0.46%
Analog Devices, Inc. 2.500%, due 12/05/21	110,000	108,278
3.500%, due 12/05/26	65,000	64,416
4.500%, due 12/05/36	58,000	60,687
5.300%, due 12/15/45	40,000	46,491
Applied Materials, Inc. 5.850%, due 06/15/41	30,000	39,028
Intel Corp. 2.700%, due 12/15/22	200,000	198,860
KLA-Tencor Corp. 4.650%, due 11/01/24	4,000	4,265
Lam Research Corp. 2.800%, due 06/15/21	67,000	66,900

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Corporate notes—(continued)
Semiconductor equipment & products—(concluded)
Micron Technology, Inc. 5.500%, due 02/01/25	$126,000	$132,930
NXP BV/NXP Funding LLC 4.125%, due 06/01/21[2]	864,000	881,820
Xilinx, Inc. 2.950%, due 06/01/24	175,000	171,259
		1,774,934
Software & services—0.44%
Autodesk, Inc. 3.500%, due 06/15/27	75,000	72,820
First Data Corp. 5.750%, due 01/15/24[2]	470,000	485,717
Microsoft Corp. 4.100%, due 02/06/37	200,000	217,346
4.250%, due 02/06/47	120,000	132,513
4.500%, due 02/06/57	250,000	286,882
Oracle Corp. 4.000%, due 07/15/46	470,000	485,756
		1,681,034
Special purpose entity—0.20%
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.849%, due 04/15/23	228,000	231,242
Penske Truck Leasing Co. LP/PTL Finance Corp. 2.500%, due 06/15/19[2]	220,000	219,875
3.050%, due 01/09/20[2]	315,000	317,221
		768,338
Technology, hardware & equipment—0.51%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.000%, due 01/15/22[2]	380,000	373,172
3.125%, due 01/15/25[2]	210,000	197,896
3.625%, due 01/15/24[2]	180,000	177,589
Dell International LLC/EMC Corp. 3.480%, due 06/01/19[2]	225,000	226,977
4.420%, due 06/15/21[2]	125,000	129,477
6.020%, due 06/15/26[2]	145,000	158,732
8.350%, due 07/15/46[2]	40,000	52,503
Pitney Bowes, Inc. 3.625%, due 09/15/20	360,000	358,200
4.700%, due 04/01/23[8]	210,000	200,025
Xerox Corp. 3.625%, due 03/15/23	80,000	79,318
		1,953,889
Telecommunications—0.57%
Cisco Systems, Inc. 2.200%, due 09/20/23	15,000	14,462
Harris Corp. 2.700%, due 04/27/20	45,000	44,875
3.832%, due 04/27/25	30,000	30,676
Verizon Communications, Inc. 1.750%, due 08/15/21	160,000	154,195
3 mo. USD LIBOR + 0.550%, 1.996%, due 05/22/20[3]	410,000	412,318
	Face amount	Value
Corporate notes—(continued)
Telecommunications—(concluded)
3.000%, due 11/01/21	$91,000	$91,251
3.450%, due 03/15/21	64,000	65,353
4.125%, due 03/16/27	230,000	236,423
4.272%, due 01/15/36	660,000	655,256
4.500%, due 08/10/33	380,000	390,257
4.862%, due 08/21/46	106,000	109,994
		2,205,060
Tobacco—0.31%
Altria Group, Inc. 2.850%, due 08/09/22	150,000	149,206
BAT Capital Corp. 3.557%, due 08/15/27[2]	230,000	225,002
4.540%, due 08/15/47[2]	160,000	164,906
Reynolds American, Inc. 2.300%, due 06/12/18	165,000	165,142
3.250%, due 06/12/20	46,000	46,518
4.000%, due 06/12/22	90,000	92,965
4.450%, due 06/12/25	340,000	355,993
		1,199,732
Transportation—0.50%
Burlington Northern Santa Fe LLC 3.000%, due 04/01/25	25,000	24,812
4.125%, due 06/15/47	115,000	123,744
4.550%, due 09/01/44	5,000	5,648
CSX Corp. 2.600%, due 11/01/26	50,000	46,698
3.250%, due 06/01/27	165,000	162,235
3.800%, due 11/01/46	180,000	176,730
FedEx Corp. 4.400%, due 01/15/47	70,000	74,181
4.550%, due 04/01/46	230,000	248,578
Norfolk Southern Corp. 2.900%, due 06/15/26	124,000	119,690
3.150%, due 06/01/27	80,000	78,011
Ryder System, Inc. MTN 2.250%, due 09/01/21	30,000	29,316
2.450%, due 09/03/19	180,000	179,765
2.550%, due 06/01/19	10,000	10,001
Union Pacific Corp. 3.350%, due 08/15/46	100,000	94,245
4.100%, due 09/15/67	275,000	283,350
Union Pacific Railroad Co. 2014-1 Pass-Through Trust 3.227%, due 05/14/26	179,361	181,154
Virgin Australia 2013-1B Pass-Through Trust 6.000%, due 10/23/20[2]	92,937	94,912
		1,933,070
Utilities—0.22%
CenterPoint Energy Resources Corp. 4.100%, due 09/01/47	160,000	163,119
NiSource, Inc. 3.490%, due 05/15/27	540,000	537,558

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Corporate notes—(concluded)
Utilities—(concluded)
Sempra Energy 3 mo. USD LIBOR + 0.500%, 2.209%, due 01/15/21[3]	$145,000	$145,265
		845,942
Wireless telecommunications—1.60%
AT&T, Inc. 4.300%, due 02/15/30[2]	2,006,000	1,991,479
4.600%, due 02/15/21	118,000	123,432
5.150%, due 02/14/50	80,000	80,911
5.250%, due 03/01/37	220,000	232,790
5.450%, due 03/01/47	450,000	480,888
Crown Castle International Corp. 2.250%, due 09/01/21	50,000	48,690
3.400%, due 02/15/21	355,000	359,770
3.700%, due 06/15/26	20,000	19,547
4.750%, due 05/15/47	125,000	127,557
Deutsche Telekom International Finance BV 1.950%, due 09/19/21[2]	330,000	319,499
Juniper Networks, Inc. 4.350%, due 06/15/25	25,000	25,404
Motorola Solutions, Inc. 3.500%, due 09/01/21	70,000	70,575
4.000%, due 09/01/24	46,000	46,568
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.360%, due 09/20/21[2,7]	1,907,813	1,914,967
Telecom Italia SpA 5.303%, due 05/30/24[2,8]	320,000	338,000
		6,180,077
Total corporate notes (cost—$125,222,216)		125,366,862
Non-US government obligations—1.21%
Argentine Republic Government International Bond 5.875%, due 01/11/28	1,290,000	1,255,170
Colombia Government International Bond 3.875%, due 04/25/27	1,020,000	1,029,180
Mexico Government International Bond 3.750%, due 01/11/28	380,000	372,780
4.125%, due 01/21/26[8]	523,000	538,690
4.150%, due 03/28/27[8]	401,000	410,624
Panama Government International Bond 3.750%, due 03/16/25	250,000	258,250
Saudi Government International Bond 3.625%, due 03/04/28[2]	255,000	249,262
South Africa Government International Bond 5.375%, due 07/24/44	200,000	199,250
Uruguay Government International Bond 4.375%, due 10/27/27	250,000	265,625
4.500%, due 08/14/24	85,000	91,163
Total non-US government obligations (cost—$4,670,768)		4,669,994
	Face amount	Value
Repurchase agreement—8.18%
Repurchase agreement dated 01/31/18 with State Street Bank and Trust Co., 0.050% due 02/01/18, collateralized by $32,081,473 US Treasury Notes, 2.000% to 3.125% due 01/31/21 to 05/15/21; (value—$32,199,579); proceeds: $31,568,044 (cost—$31,568,000)	$31,568,000	$31,568,000

	Number of contracts	Notional amount
Foreign exchange options purchased—0.08%
Call options—0.01%
USD Call/SEK Put, Strike @ 8.40, expiring 07/23/18 (Counterparty: GS)	3,900,000	USD	3,900,000	14,894
EUR Call/CHF Put, Strike @ 1.19, expiring 04/23/18 (Counterparty: CSI)	3,185,000	EUR	3,185,000	8,035
				22,929
Put options—0.07%
GBP Put/SEK Call, Strike @ 10.90, expiring 04/23/18 (Counterparty: GS)	4,105,000	GBP	4,105,000	38,590
AUD Put/JPY Call, Strike @ 85.50, expiring 04/19/18 (Counterparty: GS)	9,775,000	AUD	9,775,000	63,085
USD Put/SEK Call, Strike @ 7.90, expiring 03/20/18 (Counterparty: GS)	7,820,000	USD	7,820,000	120,021
CHF Put/NOK Call, Strike @ 8.08, expiring 03/20/18 (Counterparty: GS)	7,505,000	CHF	7,505,000	19,876
CHF Put/JPY Call, Strike @ 113.00, expiring 04/23/18 (Counterparty: CSI)	7,495,000	CHF	7,495,000	25,922
EUR Put/USD Call, Strike @ 1.21, expiring 02/02/18 (Counterparty: BOA)	4,790,000	EUR	4,790,000	12
AUD Put/NZD Call, Strike @ 1.09, expiring 04/23/18 (Counterparty: GS)	4,490,000	AUD	4,490,000	29,599

297,105
Total foreign exchange options purchased (cost—$349,855)	320,034

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—0.15%
Call swaptions—0.02%
3 Month USD LIBOR Interest Rate Swap, strike @ 2.730% expires 12/17/11 (Counterparty: BOA; pay floating rate); underlying swap terminates 12/09/37	1,050,000	USD	1,050,000	$51,875
Put swaptions—0.13%
3 Month USD LIBOR Interest Rate Swap, strike @ 2.950% expires 08/17/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 08/19/32	6,350,000	USD	6,350,000	291,758
3 Month USD LIBOR Interest Rate Swap, strike @ 2.900%, expires 11/19/21 (Counterparty: GS; pay floating rate); underlying swap terminates 12/01/26	6,570,000	USD	6,570,000	153,178
3 Month USD LIBOR Interest Rate Swap, strike @ 2.730% expires 12/17/11 (Counterparty: BOA; pay floating rate); underlying swap terminates 12/09/37	1,050,000	USD	1,050,000	68,203

		513,139
Total swaptions purchased (cost—$614,711)		565,014
	Number of shares
Investment of cash collateral from securities loaned—0.69%
Money market fund—0.69%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$2,683,770)	2,683,770	2,683,770
Total investments before investments sold short (cost—$441,908,259)—113.68%		438,562,947
	Face amount	Value
Investments sold short—(13.33)%
Federal housing administration certificates—(2.08)%
FHLMC TBA 3.000%	$(7,832,000)	$(7,674,137)
5.000%	(314,001)	(335,789)
Total federal housing administration certificates (proceeds—$8,154,410)		(8,009,926)
Federal national mortgage association certificates—(11.25)%
FNMA TBA 2.000%	(170,000)	(163,103)
2.500%	(3,893,000)	(3,834,060)
3.000%	(13,604,410)	(13,436,551)
3.500%	(12,092,452)	(12,262,609)
4.000%	(8,969,000)	(9,263,669)
4.500%	(4,227,000)	(4,453,020)
Total federal national mortgage association certificates (proceeds—$43,941,437)		(43,413,012)
Total investments sold short (proceeds—$52,095,847)		(51,422,938)
Liabilities in excess of other assets—(0.35)%		(1,347,669)
Net assets—100.00%		$385,792,340

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 243.

Foreign exchange options written

Notional amount (000)		Number of contracts	Put options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
GBP	6,160	6,160,000	GBP Put/SEK Call, strike @ SEK 10.70	GS	04/23/18	$25,938	$(25,938)	$—
AUD	9,775	9,775,000	AUD Put/JPY Call, strike @ JPY 84.00	GS	04/19/18	36,193	(37,950)	(1,757)
USD	11,725	11,725,000	USD Put/SEK Call, strike @ SEK 7.75	GS	03/20/18	45,539	(79,003)	(33,464)
CHF	11,255	11,255,000	CHF Put/NOK Call, strike @ NOK 7.98	GS	03/20/18	42,561	(12,879)	29,682
USD	3,900	3,900,000	USD Put/SEK Call, strike @ SEK 7.50	GS	07/23/18	21,731	(36,672)	(14,941)
CHF	11,245	11,245,000	CHF Put/JPY Call, strike @ JPY 112.00	CSI	04/23/18	49,153	(27,412)	21,741
AUD	4,490	4,490,000	AUD Put/NZD Call, strike @ NZD 1.07	GS	04/23/18	10,699	(14,598)	(3,899)
						$231,814	$(234,452)	$(2,638)

Swaptions written

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	10,690	10,690,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.00%, terminating 06/06/20	GS	Receive	06/04/18	$49,475	$(2)	$49,473
USD	7,000	7,000,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.32%, terminating 02/27/20	GS	Receive	02/23/18	63,876	(2)	63,874
EUR	2,080	2,080,000	6 Month EURIBOR Interest Rate Swap strike @ 0.10%, terminating 03/15/23	GS	Receive	03/15/18	4,633	(6)	4,627
USD	2,800	2,800,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.47%, terminating 12/07/18	CSI	Receive	12/07/18	52,469	(26,973)	25,496
							$170,453	$(26,983)	$143,470
			Put swaptions
USD	10,690	10,690,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.00%, terminating 06/06/20	GS	Pay	06/04/18	$50,769	$(101,660)	$(50,891)
USD	7,000	7,000,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.30%, terminating 02/27/20	GS	Pay	02/23/18	29,197	(10,661)	18,536
USD	8,860	8,860,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.65%, terminating 08/21/28	BOA	Pay	08/17/18	107,056	(222,659)	(115,603)
EUR	2,645	2,645,000	6 Month EURIBOR Interest Rate Swap strike @ 0.40%, terminating 07/10/21	JPMCB	Pay	07/08/19	10,241	(13,231)	(2,990)
USD	2,800	2,800,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.47%, terminating 12/07/18	CSI	Pay	12/07/18	61,290	(113,491)	(52,201)
							$258,553	$(461,702)	$(203,149)
							$429,006	$(488,685)	$(59,679)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
80	USD	90-Day Eurodollar Futures	March 2019	$19,540,726	$19,507,000	$(33,726)
6	USD	Ultra Long US Treasury Bond Futures	March 2018	969,099	971,625	2,526
12	USD	US Treasury Long Bond Futures	March 2018	1,839,276	1,773,750	(65,526)
219	USD	US Treasury Note 2 Year Futures	March 2018	46,968,015	46,698,329	(269,686)
140	USD	US Treasury Note 5 Year Futures	March 2018	16,236,135	16,059,531	(176,604)
226	USD	US Treasury Note 10 Year Futures	March 2018	28,133,253	27,476,656	(656,597)
				$113,686,504	$112,486,891	$(1,199,613)
US Treasury futures sell contracts:
80	USD	90-Day Eurodollar Futures	March 2020	$(19,509,934)	$(19,456,000)	$53,934
42	USD	US Ultra Long Bond Futures	March 2018	(5,616,222)	(5,468,531)	147,691
Interest rate futures sell contracts:
39	EUR	German Euro BOBL Futures	March 2018	(6,424,381)	(6,316,446)	107,935
7	EUR	Mid-Term Euro-OAT Futures	March 2018	(1,369,324)	(1,329,092)	40,232
				$(32,919,861)	$(32,570,069)	$349,792
						$(849,821)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
ANZ	USD	495,772	NZD	690,000	03/21/18	$12,462
BB	EUR	1,620,000	USD	1,940,814	02/28/18	(73,791)
BNP	NZD	1,370,000	CAD	1,221,285	03/21/18	(15,633)
BNP	CHF	1,441,291	EUR	1,230,000	03/21/18	(22,385)
BNP	JPY	55,753,593	NZD	690,000	03/22/18	(3,885)
BOA	NOK	3,940,000	SEK	3,987,115	03/21/18	(4,237)
BOA	USD	980,000	NOK	7,640,133	03/21/18	12,541
BOA	NOK	3,779,816	USD	490,000	03/21/18	(1,041)
BOA	CAD	1,845,323	USD	1,470,000	03/21/18	(31,102)
CITI	USD	990,000	SEK	8,051,456	03/21/18	35,062
CITI	AUD	1,850,000	NZD	2,027,183	03/21/18	2,675
CITI	NZD	1,349,632	AUD	1,240,000	03/21/18	4,930
CITI	EUR	410,000	CHF	483,188	03/21/18	10,436
CITI	CHF	446,455	EUR	380,000	03/21/18	(8,186)
CITI	JPY	53,436,915	AUD	610,000	04/23/18	(367)
CITI	USD	500,000	CAD	616,295	03/21/18	1,333
CITI	GBP	365,000	USD	495,379	03/21/18	(23,815)
CITI	SEK	4,033,371	USD	500,000	03/21/18	(13,504)
CITI	EUR	800,000	USD	994,542	02/28/18	(325)
CITI	NZD	690,000	USD	504,419	03/21/18	(3,815)
CSI	SEK	8,074,552	NOK	8,000,000	03/21/18	11,290
GSI	USD	585,000	SEK	4,639,577	07/25/18	11,035

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
HSBC	EUR	390,000	NZD	654,809	03/21/18	$(3,397)
JPMCB	AUD	630,000	CAD	613,213	03/21/18	(8,746)
RBC	EUR	410,000	SEK	4,015,983	03/21/18	671
						$(111,794)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[11]	Payments received by the Portfolio[11]	Value	Unrealized appreciation (depreciation)
USD	600	11/30/27	Quarterly	2.344%	3 Month USD LIBOR	$21,448	$21,436
USD	100	12/01/27	Quarterly	2.397	3 Month USD LIBOR	3,109	3,107
USD	550	12/06/27	Quarterly	2.420	3 Month USD LIBOR	16,066	16,055
USD	500	12/12/27	Quarterly	2.421	3 Month USD LIBOR	14,706	14,696
USD	1,450	12/14/20	Quarterly	2.274	3 Month USD LIBOR	10,219	10,196
USD	300	11/15/43	Quarterly	2.602	3 Month USD LIBOR	15,409	15,401
USD	300	12/29/27	Quarterly	2.453	3 Month USD LIBOR	8,197	8,191
USD	150	01/08/28	Quarterly	2.490	3 Month USD LIBOR	3,670	3,667
USD	1,450	01/08/21	Quarterly	2.395	3 Month USD LIBOR	7,297	7,273
USD	900	01/12/28	Quarterly	2.601	3 Month USD LIBOR	13,212	13,193
USD	1,025	01/15/21	Quarterly	2.478	3 Month USD LIBOR	3,587	3,570
USD	1,025	01/15/21	Quarterly	2.469	3 Month USD LIBOR	3,764	3,747
USD	300	01/19/28	Quarterly	2.593	3 Month USD LIBOR	4,698	4,691
USD	250	01/22/28	Quarterly	2.659	3 Month USD LIBOR	2,356	2,351
USD	740	11/15/43	Quarterly	2.769	3 Month USD LIBOR	14,671	14,652
USD	450	01/22/28	Quarterly	2.650	3 Month USD LIBOR	4,600	4,591
USD	250	01/23/28	Quarterly	2.751	3 Month USD LIBOR	344	339
USD	1,880	01/11/20	Quarterly	1.919	3 Month USD LIBOR	14,068	14,048
USD	2,660	12/06/26	Quarterly	3 Month USD LIBOR	2.720%	(22,747)	(22,788)
USD	1,970	11/16/20	Quarterly	1.946	3 Month USD LIBOR	25,631	25,608
USD	150	01/23/28	Quarterly	2.686	3 Month USD LIBOR	1,072	1,069
USD	150	01/23/28	Quarterly	2.682	3 Month USD LIBOR	1,125	1,122
USD	70	01/24/28	Quarterly	2.730	3 Month USD LIBOR	231	230
USD	21,150	01/26/22	Quarterly	2.716	3 Month USD LIBOR	20,621	20,290
USD	440	11/15/43	Quarterly	2.807	3 Month USD LIBOR	5,576	5,565
USD	590	11/15/43	Quarterly	2.874	3 Month USD LIBOR	100	85
USD	1,570	05/31/22	Semi-Annual	3 Month USD LIBOR	2.610	29	—
USD	440	11/15/43	Quarterly	2.887	3 Month USD LIBOR	11	—
USD	1,505	05/31/22	Annual	12 Month Federal Funds Rate	2.284	27	—
USD	1,525	05/31/22	Annual	12 Month Federal Funds Rate	2.137	(9,956)	(9,983)
USD	1,525	05/31/22	Annual	12 Month Federal Funds Rate	2.136	(9,974)	(10,001)
USD	440	11/15/43	Semi-Annual	3 Month USD LIBOR	2.814	(5,010)	(5,021)
USD	20,750	01/26/21	Semi-Annual	3 Month USD LIBOR	2.660	(20,037)	(20,361)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[11]	Payments received by the Portfolio[11]	Value	Unrealized appreciation (depreciation)
USD	2,420	05/31/22	Semi-Annual	3 Month USD LIBOR	2.547%	$(5,900)	$(5,944)
USD	3,010	05/31/22	Annual	12 Month Federal Funds Rate	2.287	(1,641)	(1,696)
USD	400	01/31/28	Quarterly	2.778%	3 Month USD LIBOR	(154)	(163)
						$140,425	$139,216

Credit default swap agreements on credit indices—sell protection12

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[11]	Upfront payments received (made)	Value	Unrealized appreciation
MSCI	CDX North America High Yield 29 Index	USD	2,220	12/20/22	Quarterly	5.000%	$(186,089)	$199,017	$12,928

Credit default swap agreements on corporate issues—sell protection12

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[11]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	Berkshire Hathaway, Inc., bond, 2.75%, due 03/15/23	USD	130,000	12/20/22	Quarterly	1.000%	$(2,935)	$3,482	$547
JPMCB	Bristol-Myers Squibb Co., bond, 6.80%, due 11/15/26	USD	25,000	12/20/22	Quarterly	1.000	(922)	915	(7)
BOA	General Electric Co., bond, 2.70%, due 10/09/22	USD	50,000	12/20/22	Quarterly	1.000	(1,318)	1,018	(300)
BOA	Honeywell International, Inc., bond, 5.70%, due 03/15/36	USD	40,000	12/20/22	Quarterly	1.000	(1,340)	1,426	86
JPMCB	Johnson & Johnson, bond, 1.65%, due 03/01/21	USD	65,000	12/20/22	Quarterly	1.000	(2,586)	2,643	57
JPMCB	Pfizer, Inc., bond, 2.20%, due 12/15/21	USD	90,000	12/20/22	Quarterly	1.000	(3,362)	3,379	17
JPMCB	The Procter & Gamble Co., bond, 1.60%, due 11/15/18	USD	90,000	12/20/22	Quarterly	1.000	(3,362)	3,567	205
JPMCB	The Sherwin-Williams Co., bond, 7.38%, due 02/01/27	USD	40,000	12/20/22	Quarterly	1.000	(772)	841	69
							$(16,597)	$17,271	$674

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$77,917,226	$—	$77,917,226
Federal home loan bank certificate	—	732,490	—	732,490
Federal home loan mortgage corporation certificates	—	30,831,676	—	30,831,676
Federal national mortgage association certificates	—	82,073,229	—	82,073,229
Government national mortgage association certificates	—	29,034,324	—	29,034,324
Collateralized mortgage obligations	—	28,582,096	—	28,582,096
Asset-backed securities	—	24,218,232	—	24,218,232
Corporate notes	—	125,366,862	—	125,366,862
Non-US government obligations	—	4,669,994	—	4,669,994
Repurchase agreement	—	31,568,000	—	31,568,000
Foreign exchange options purchased	—	320,034	—	320,034
Swaptions purchased	—	565,014	—	565,014
Investment of cash collateral from securities loaned	—	2,683,770	—	2,683,770
Futures contracts	352,318	—	—	352,318
Forward foreign currency contracts	—	102,435	—	102,435
Swap agreements	—	432,132	—	432,132
Total	$352,318	$439,097,514	$—	$439,449,832
Liabilities
Investments sold short	$—	$(51,422,938)	$—	$(51,422,938)
Foreign exchange options written	—	(234,452)	—	(234,452)
Swaptions written	—	(488,685)	—	(488,685)
Futures contracts	(1,202,139)	—	—	(1,202,139)
Forward foreign currency contracts	—	(214,229)	—	(214,229)
Swap agreements	—	(75,419)	—	(75,419)
Total	$(1,202,139)	$(52,435,723)	$—	$(53,637,862)

At January 31, 2018, there were no transfers between Level 1 and Level 2.

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the period ended January 31, 2018:

	Collateralized mortgage obligations	Total
Beginning balance	$355,249	$355,249
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	(120)	(120)
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	(9,285)	(9,285)
Transfers into Level 3	—	—
Transfers out of Level 3	(345,844)	(345,844)
Ending balance	$—	$—

Transfers out of Level 3 represent the value at the end of the period. At January 31, 2018, securities were transferred from Level 3 to Level 2 as the valuation is based primarily on observable inputs from an established pricing source.

Portfolio footnotes

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

4  Illiquid investment at the period end.

5  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

6  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

7  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

8  Security, or portion thereof, was on loan at the period end.

9  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

10  Perpetual investment. Date shown reflects the next call date.

11  Payments made or received are based on the notional amount.

12  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements

PACE Strategic Fixed Income Investments

Performance

For the six months ended January 31, 2018, the Portfolio's Class P shares returned -0.06% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Government/Credit Index (the "benchmark") returned -0.28% and the Lipper Core Plus Bond Funds category posted a median return of -0.02%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 59. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments2

The Portfolio outperformed its benchmark during the reporting period. An overall underweight to US duration added to results as yields rose across the curve. (Duration measures a portfolio's sensitivity to interest rate changes.) Yield curve positioning also contributed because the portfolio was underweight front-end yields that rose the most during the reporting period, as prices declined. (Bond yields and prices move in the opposite direction.) Non-US developed market interest rate strategies were also additive to performance, including overall short positions to core European and UK interest rates, as yields in these regions also rose during the period.

Overall, spread sector strategies were positive for performance. An underweight to investment grade credit was negative for results, as the sector outperformed like-duration Treasuries. This was more than offset by allocations to out-of-benchmark exposures to non-agency mortgage-backed securities, credit risk transfer securities, US high yield bonds, emerging markets debt and bank loans. These exposures were key contributors over the period, as higher-yielding sectors outperformed. Additionally, an allocation to agency mortgage-backed securities modestly added to returns, as the sector outperformed like-duration Treasuries. Lastly, currency strategies detracted from results, including a long US dollar bias versus a basket of Asian emerging markets currencies, as the latter appreciated relative to the US dollar during the reporting period.

Overall, derivative usage was positive during the period. Our short exposure to US swap rates added to performance, as they underperformed Treasury rates. Our portion of the Portfolio used interest rate swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. The use of credit default swaps to manage credit exposure in lieu of the direct buying or selling of physical securities modestly added to performance, as these credit default swaps benefited from lower transaction costs versus cash bond equivalents. Options and options on swaps ("Swaptions") were

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  The Advisor and/or Subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO");

Neuberger Berman Investment Advisers LLC ("Neuberger Berman")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA and Fred Lee, CFA, assisted by Anthony Karaminas, CFA

PIMCO: Scott Mather;
Neuberger Berman: Thanos Bardas, David M. Brown, Andrew A. Johnson, Thomas J. Marthaler, Bradley C. Tank

Objective:

Total return consisting of income and capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that focuses on those areas of the bond market that the subadvisor considers undervalued.

• An "opportunistic fixed income" strategy that employs a consistently applied, risk managed approach to portfolio management that leverages the

(continued on next page)

PACE Strategic Fixed Income Investments

Advisor's comments – concluded

modestly used during the reporting period to manage interest rate exposure and volatility. The use of options and Swaptions added to results. Overall, the use of currency options and forwards was positive for performance. These securities were used to gain exposure to foreign currency markets and to generate income in expected currency scenarios. The use of government futures to adjust interest rate exposures and replicate government bond positions detracted from results.

Investment process
(concluded)

subadvisor's proprietary fundamental research capabilities, decision making frameworks and quantitative risk management tools.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.12)%	3.41%	1.89%	4.95%
Class C2	(0.37)	2.97	1.40	4.45
Class Y3	0.01	3.68	2.12	5.21
Class P4	(0.06)	3.67	2.13	5.20
After deducting maximum sales charge
Class A1	(3.87)	(0.49)	1.11	4.55
Class C2	(1.11)	2.22	1.40	4.45
Bloomberg Barclays US Government/Credit Index[5]	(0.28)	2.51	2.06	3.76
Lipper Core Plus Bond Funds median	(0.02)	3.08	2.27	4.34

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.47%	5.27%	1.93%	5.37%
Class C2	1.14	4.66	1.42	4.85
Class Y3	1.52	5.46	2.15	5.63
Class P4	1.52	5.45	2.17	5.63
After deducting maximum sales charge
Class A1	(2.37)	1.34	1.16	4.97
Class C2	0.39	3.91	1.42	4.85

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, supplemented from time to time, were as follows: Class A—1.12% and 1.06%; Class C—1.62% and 1.56%; Class Y—1.03% and 0.81%; and Class P—0.90% and 0.81%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.96%; Class C—1.46%; Class Y—0.71%; and Class P—0.71%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays US Government/Credit Index is an unmanaged index which is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Strategic Fixed Income Investments

Portfolio statistics—January 31, 2018 (unaudited)

Characteristics
Weighted average duration	4.75 yrs.
Weighted average maturity	8.81 yrs.
Average coupon	3.56%
Top ten holdings[1]	Percentage of net assets
US Treasury Bond, 2.500% due 02/15/45	6.0%
FNMA TBA, 4.000%	3.8
US Treasury Note, 2.125% due 09/30/21	3.3
US Treasury Note, 1.490% due 02/01/18	3.1
FNMA TBA, 3.500%	2.1
US Treasury Note, 2.000% due 02/28/21	2.1
FNMA TBA, 3.000%	1.9
US Treasury Note, 2.125% due 09/30/24	1.9
US Treasury Note, 2.250% due 08/15/27	1.4
US Treasury Note, 2.250% due 04/30/21	1.4
Total	27.0%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	86.4%
Cayman Islands	8.0
United Kingdom	4.8
Japan	1.1
Netherlands	1.1
Total	101.4%
Asset allocation[1]	Percentage of net assets
Corporate notes	36.4%
US government obligations	26.1
Collateralized mortgage obligations	13.1
US government agency mortgage pass-through certificates	12.0
Asset-backed securities	11.3
Non-US government obligations	2.8
Loan assignments	2.3
Municipal bonds and notes	1.4
Options, swaptions, futures, swaps and forward foreign currency contracts	0.2
Short-term US government obligation	0.2
Cash equivalents and other assets less liabilities	(5.8)
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]	Value
US government obligations—26.13%
US Treasury Bonds 2.500%, due 02/15/45	53,400,000	$49,054,992
2.750%, due 11/15/42	3,200,000	3,106,875
2.875%, due 05/15/43	3,500,000	3,471,973
2.875%, due 08/15/45	8,500,000	8,400,059
3.000%, due 11/15/44	7,200,000	7,291,125
3.000%, due 05/15/45	200,000	202,500
3.125%, due 08/15/44	2,100,000	2,175,715
3.625%, due 02/15/44	1,400,000	1,578,281
3.875%, due 08/15/40	830,000	965,588
US Treasury Inflation Index Bonds (TIPS) 0.625%, due 02/15/43	1,056,797	1,017,991
0.875%, due 02/15/47	919,674	938,696
2.375%, due 01/15/27	1,424,981	1,644,962
2.500%, due 01/15/29	7,599,974	9,083,791
3.875%, due 04/15/29	3,698,683	4,970,787
US Treasury Inflation Index Note (TIPS) 0.250%, due 01/15/25	1,687,133	1,653,127
US Treasury Notes 0.875%, due 05/15/19	1,000,000	985,508
1.375%, due 11/30/18	2,760,000	2,748,464
1.375%, due 04/30/20	2,435,000	2,390,866
1.500%, due 08/31/18	1,300,000	1,298,223
1.500%, due 02/28/23	2,165,000	2,058,103
1.875%, due 08/31/22	9,600,000	9,340,875
2.000%, due 02/28/21	16,900,000	16,736,941
2.000%, due 10/31/22	1,000,000	976,914
2.125%, due 09/30/21	27,500,000	27,228,223
2.125%, due 12/31/21	6,720,000	6,643,612
2.125%, due 09/30/24	15,700,000	15,195,269
2.250%, due 04/30/21[2]	11,200,000	11,165,437
2.250%, due 02/15/27	845,000	813,312
2.250%, due 08/15/27	12,000,000	11,527,500
2.375%, due 05/15/27	8,000,000	7,775,000
2.750%, due 02/15/24	700,000	705,195
Total US government obligations (cost—$220,272,926)		213,145,904
Government national mortgage association certificates—0.00%†
GNMA II ARM 1 year CMT + 1.500%, 2.250%, due 11/20/23[3]	2,173	2,207
1 year CMT + 1.500%, 2.375%, due 01/20/26[3]	5,243	5,400
1 year CMT + 1.500%, 2.625%, due 05/20/26[3]	9,945	10,240
1 year CMT + 1.500%, 2.750%, due 07/20/25[3]	2,948	3,028
Total government national mortgage association certificates (cost—$20,517)		20,875
Federal home loan mortgage corporation certificates—0.52%
FHLMC 7.645%, due 05/01/25	874,339	990,674
	Face amount[1]	Value
Federal home loan mortgage corporation certificates—(concluded)
FHLMC ARM 12 mo. LIBOR US + 1.815%, 3.457%, due 03/01/36[3]	15,339	$15,593
FHLMC TBA 3.500%	1,210,000	1,221,722
4.000%	1,975,000	2,040,962
Total federal home loan mortgage corporation certificates (cost—$4,191,995)		4,268,951
Federal housing administration certificates—0.00%†
FHA GMAC 7.430%, due 06/01/21[4]	4,927	4,944
FHA Reilly 7.430%, due 10/01/20[4]	1,581	1,587
Total federal housing administration certificates (cost—$6,678)		6,531
Federal national mortgage association certificates—11.52%
FNMA 3.500%, due 11/01/21	1,067,210	1,095,620
4.500%, due 04/01/29	189,393	200,055
5.407%, due 11/01/34	7,197,261	7,323,454
5.625%, due 07/15/37	180,000	244,367
FNMA ARM 12 mo. MTA + 1.400%, 2.463%, due 08/01/40[3]	41,216	40,825
1 year CMT + 2.099%, 2.935%, due 05/01/30[3]	33,243	34,321
1 year CMT + 2.221%, 3.072%, due 04/01/27[3]	10,001	10,466
1 year CMT + 2.249%, 3.120%, due 05/01/27[3]	6,570	6,689
6 mo. LIBOR US + 1.538%, 3.142%, due 01/01/36[3]	26,050	27,250
1 year CMT + 2.268%, 3.455%, due 10/01/35[3]	9,206	9,674
12 mo. LIBOR US + 1.814%, 3.458%, due 03/01/36[3]	24,041	25,478
12 mo. LIBOR US + 1.650%, 3.499%, due 12/01/35[3]	65,881	69,027
12 mo. LIBOR US + 1.780%, 3.530%, due 11/01/35[3]	43,119	45,152
12 mo. LIBOR US + 1.912%, 3.537%, due 02/01/36[3]	49,961	52,419
12 mo. LIBOR US + 1.902%, 3.549%, due 03/01/36[3]	53,158	55,449
12 mo. LIBOR US + 1.831%, 3.554%, due 03/01/36[3]	59,818	62,208
12 mo. LIBOR US + 1.912%, 3.662%, due 03/01/36[3]	24,042	25,223
12 mo. LIBOR US + 1.942%, 3.692%, due 09/01/35[3]	35,915	37,588
12 mo. LIBOR US + 2.015%, 3.765%, due 06/01/36[3]	8,515	8,510

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]		Value
Federal national mortgage association certificates—(concluded)
1 year CMT + 2.553%, 3.795%, due 01/01/36[3]		31,782	$33,529
FNMA ARM COFI 3.250%, due 11/01/26[4,5,6,7]		15,555	14,149
FNMA TBA 3.000%		16,000,000	15,659,055
3.500%		27,980,000	28,211,692
4.000%		38,405,000	39,607,952
4.500%		1,000,000	1,052,578
Total federal national mortgage association certificates (cost—$94,623,491)			93,952,730
Collateralized mortgage obligations—13.15%
Alba PLC, Series 2007-1, Class A3
3 mo. LIBOR GBP + 0.170%, 0.683%, due 03/17/39[3,8]	GBP	525,560	719,283
ARM Trust, Series 2005-5, Class 2A1
3.644%, due 09/25/35[7]		153,407	145,346
Banc of America Funding Corp., Series 2005-D, Class A1
3.509%, due 05/25/35[7]		742,532	774,902
Banc of America Merrill Lynch Large Loan, Series 2012-PARK, Class A 2.959%, due 12/10/30[9]		1,000,000	996,168
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 4.161%, due 07/20/32[7]		642	651
Series 2004-H, Class 2A2 3.596%, due 09/25/34[7]		770,067	761,174
BBCCRE Trust, Series 2015-GTP, Class A 3.966%, due 08/10/33[9]		3,600,000	3,624,074
BBCMS Trust, Series 2015-RRI, Class A
1 mo. LIBOR + 1.250%, 2.727%, due 05/15/32[3,9]		3,519,631	3,519,626
BCAP LLC 2011-RR10 Trust, Class 3A5
3.593%, due 06/26/35[7,9]		391,124	384,921
BCAP LLC Trust, Series 2014-RR5, Class 1A3
1 mo. USD LIBOR + 0.225%, 1.764%, due 01/26/36[3,9]		1,380,473	1,348,265
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A 3.405%, due 10/25/33[7]		14,962	15,035
Series 2004-9, Class 2A1 3.494%, due 09/25/34[7]		452,060	425,569
Series 2005-7, Class 22A1 3.620%, due 09/25/35[7]		645,390	571,595
Series 2006-1, Class 21A2 3.417%, due 02/25/36[7]		752,824	666,328
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Bear Stearns ARM Trust, Series 2003-1, Class 6A1 3.396%, due 04/25/33[7]	30,178	$30,384
Series 2003-5, Class 2A1 3.408%, due 08/25/33[7]	146,580	146,444
Series 2004-3, Class 1A2 3.732%, due 07/25/34[7]	130,193	126,301
Series 2004-6, Class 2A1 3.619%, due 09/25/34[7]	672,989	674,450
Series 2004-7, Class 1A1 3.750%, due 10/25/34[7]	199,548	190,831
Series 2005-2, Class A1
1 year CMT + 2.450%, 3.260%, due 03/25/35[3]	428,268	432,763
Series 2005-5, Class A2
1 year CMT + 2.150%, 3.580%, due 08/25/35[3]	1,480,399	1,474,753
Chase Mortgage Finance Corp., Series 2005-S3, Class A10 5.500%, due 11/25/35	2,228,734	2,123,815
Series 2007-S6, Class 2A1 5.500%, due 12/25/22	787,040	662,320
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class XA, IO 1.413%, due 02/10/48[7]	3,593,490	267,480
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A 1 year CMT + 2.400%, 3.430%, due 05/25/35[3]	259,216	260,309
Series 2005-4, Class A 3.551%, due 08/25/35[7]	639,660	634,715
Series 2005-6, Class A2
1 year CMT + 2.150%, 3.180%, due 09/25/35[3]	50,769	51,280
Series 2005-6, Class A3 1 year CMT + 1.800%, 2.830%, due 09/25/35[3]	9,904	9,650
COMM Mortgage Trust, Series 2014-LC15, Class XA, IO 1.320%, due 04/10/47[7]	12,343,623	601,337
Series 2014-UBS3, Class XA, IO 1.300%, due 06/10/47[7]	3,542,823	182,197
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	43,507	44,498
Series 2005-62, Class 2A1
12 mo. MTA + 1.000%, 2.132%, due 12/25/35[3]	216,268	199,167
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	574,925	492,731
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A 5.097%, due 01/25/34[7,9]	698,977	685,858
Series 2004-12, Class 11A1 3.456%, due 08/25/34[7]	201,758	190,204

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2004-12, Class 11A2 3.456%, due 08/25/34[7]	129,094	$122,720
Series 2004-12, Class 12A1 3.491%, due 08/25/34[7]	34,800	33,941
Series 2005-HYB9, Class 5A1 12 mo. LIBOR US + 1.750%, 3.537%, due 02/20/36[3]	200,880	183,230
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A 1 mo. USD LIBOR + 0.260%, 1.818%, due 08/19/45[3]	288,446	271,207
FHLMC REMIC, Series 0023, Class KZ 6.500%, due 11/25/23	36,958	39,476
Series 1278, Class K 7.000%, due 05/15/22	9,743	10,175
Series 1367, Class KA 6.500%, due 09/15/22	384	408
Series 1502, Class PX 7.000%, due 04/15/23	123,678	132,567
Series 1503, Class PZ 7.000%, due 05/15/23	37,828	40,548
Series 1534, Class Z 5.000%, due 06/15/23	37,980	39,073
Series 1548, Class Z 7.000%, due 07/15/23	27,125	28,990
Series 1562, Class Z 7.000%, due 07/15/23	42,330	45,347
Series 1694, Class Z 6.500%, due 03/15/24	23,705	25,506
Series 2017-DNA2, Class M2 1 mo. USD LIBOR + 3.450%, 5.011%, due 10/25/29[3]	670,000	731,483
Series 2017-HQA2, Class M2 1 mo. USD LIBOR + 2.650%, 4.211%, due 12/25/29[3]	530,000	550,289
Series 2061, Class Z 6.500%, due 06/15/28	78,076	85,595
Series 2400, Class FQ 1 mo. LIBOR + 0.500%, 2.060%, due 01/15/32[3]	53,251	53,450
Series 2764, Class LZ 4.500%, due 03/15/34	714,298	752,211
Series 2764, Class ZG 5.500%, due 03/15/34	1,726,828	1,895,917
Series 2835, Class JZ 5.000%, due 08/15/34	407,602	439,089
Series 2921, Class PG 5.000%, due 01/15/35	2,724,275	2,905,399
Series 2983, Class TZ 6.000%, due 05/15/35	1,425,562	1,604,408
Series 3149, Class CZ 6.000%, due 05/15/36	1,946,327	2,186,736
Series T-054, Class 2A 6.500%, due 02/25/43	511,046	583,896
Series T-058, Class 2A 6.500%, due 09/25/43	1,792,404	2,017,486
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series T-075, Class A1 1 mo. LIBOR + 0.040%, 1.592%, due 12/25/36[3]	331,927	$330,851
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 3.275%, due 08/25/35[7]	28,249	24,085
FNMA Connecticut Avenue Securities, Series 2017-C03, Class 1M2 1 mo. USD LIBOR + 3.000%, 4.561%, due 10/25/29[3]	680,000	722,784
Series 2017-C03, Class 2M2 1 mo. USD LIBOR + 2.800%, 4.361%, due 02/25/30[3]	410,000	429,087
Series 2017-C04, Class 2M2 1 mo. USD LIBOR + 2.850%, 4.411%, due 11/25/29[3]	1,300,000	1,361,981
Series 2017-C05, Class 1M2 1 mo. USD LIBOR + 2.200%, 3.761%, due 01/25/30[3]	515,000	522,369
Series 2017-C06, Class 1M2 1 mo. USD LIBOR + 2.650%, 4.211%, due 02/25/30[3]	320,000	332,000
Series 2017-C07, Class 2M2 1 mo. USD LIBOR + 2.500%, 4.061%, due 05/25/30[3]	1,040,000	1,076,449
FNMA REMIC, Series 1991-065, Class Z 6.500%, due 06/25/21	693	721
Series 1992-129, Class L 6.000%, due 07/25/22	1,785	1,861
Series 1993-060, Class Z 7.000%, due 05/25/23	33,431	35,893
Series 1993-070, Class Z 6.900%, due 05/25/23	5,172	5,541
Series 1993-096, Class PZ 7.000%, due 06/25/23	25,974	27,794
Series 1993-160, Class ZB 6.500%, due 09/25/23	11,365	11,905
Series 1993-163, Class ZB 7.000%, due 09/25/23	2,746	2,938
Series 1998-066, Class FG 1 mo. LIBOR + 0.300%, 1.861%, due 12/25/28[3]	17,130	17,216
Series 1999-W4, Class A9 6.250%, due 02/25/29	219,134	232,546
Series 2000-034, Class F 1 mo. LIBOR + 0.450%, 2.011%, due 10/25/30[3]	3,993	4,008
Series 2002-080, Class A1 6.500%, due 11/25/42	721,975	799,147
Series 2003-064, Class AH 6.000%, due 07/25/33	1,864,633	2,040,612
Series 2003-W8, Class 2A 7.000%, due 10/25/42	38,736	44,096
Series 2004-T1, Class 1A1 6.000%, due 01/25/44	557,153	613,492

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2004-W8, Class 2A 6.500%, due 06/25/44	598,796	$668,441
Series 2005-024, Class ZE 5.000%, due 04/25/35	835,914	902,536
Series 2005-120, Class ZU 5.500%, due 01/25/36	2,070,104	2,277,500
Series 2006-065, Class GD 6.000%, due 07/25/26	779,763	860,412
Series 2017-C02, Class 2M2 1 mo. USD LIBOR + 3.650%, 5.211%, due 09/25/29[3]	1,508,000	1,645,235
Trust 1993-037, Class PX 7.000%, due 03/25/23	5,660	6,032
Trust G92-040, Class ZC 7.000%, due 07/25/22	3,619	3,823
GNMA REMIC, Trust Series 2000-009, Class FG 1 mo. LIBOR + 0.600%, 2.160%, due 02/16/30[3]	37,370	37,718
Trust Series 2002-031, Class FW 1 mo. LIBOR + 0.400%, 1.960%, due 06/16/31[3]	41,953	42,181
Trust Series 2003-98, Class Z 6.000%, due 11/20/33	5,203,353	5,805,297
Trust Series 2005-26, Class ZA 5.500%, due 01/20/35	9,706,897	10,669,163
Trust Series 2015-H20, Class FB 1 mo. USD LIBOR + 0.600%, 1.979%, due 08/20/65[3]	1,471,189	1,470,853
Trust Series 2016-154, Class WF 1 mo. LIBOR + 0.400%, 1.968%, due 11/20/45[3]	1,048,533	1,046,779
Trust Series 2016-H11, Class F 1 mo. USD LIBOR + 0.800%, 2.179%, due 05/20/66[3]	1,102,037	1,111,929
Trust Series 2016-H15, Class FA 1 mo. USD LIBOR + 0.800%, 2.179%, due 07/20/66[3]	2,077,060	2,095,390
Trust Series 2016-H19, Class FE 1 mo. USD LIBOR + 0.370%, 1.749%, due 06/20/61[3]	791,378	791,428
GreenPoint MTA Trust, Series 2005-AR3, Class 1A1 1 mo. USD LIBOR + 0.240%, 1.801%, due 08/25/45[3]	1,437,760	1,343,507
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1 3.619%, due 09/25/35[7]	446,236	454,952
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A 1 mo. USD LIBOR + 0.700%, 2.258%, due 01/19/35[3]	55,820	50,262
Series 2005-4, Class 3A1 3.602%, due 07/19/35[7]	284,310	250,667
Housing Security, Inc., Series 1992-8, Class B 1.073%, due 06/25/24[7]	3,549	3,543
	Face amount[1]		Value
Collateralized mortgage obligations—(continued)
JPMorgan Alternative Loan Trust, Series 2007-A2, Class 12A3 1 mo. USD LIBOR + 0.190%, 1.751%, due 06/25/37[3]		188,471	$188,566
JPMorgan Mortgage Trust, 2005-A8, Series Class 1A1 3.479%, due 11/25/35[7]		979,750	942,068
JPMorgan Mortgage Trust, 2006-A4, Series 2006-A4, Class 2A2 3.430%, due 06/25/36[7]		440,764	418,064
Ludgate Funding PLC, Series 2007-1, Class A2A 3 mo. LIBOR GBP + 0.160%, 0.679%, due 01/01/61[3,8]	GBP	1,876,969	2,566,490
Series 2008-W1X, Class A1 3 mo. LIBOR GBP + 0.600%, 1.119%, due 01/01/61[3,8]	GBP	820,267	1,142,426
Mansard Mortgages, Series 2007-1X, Class A2 3 mo. LIBOR GBP + 0.180%, 0.702%, due 04/15/47[3,8]	GBP	1,189,913	1,631,005
Morgan Stanley Capital I Trust, Series 2014-CPT, Class B 3.446%, due 07/13/29[7,9]		1,800,000	1,807,617
NAAC Reperforming Loan REMIC Trust, Series 2004-R3, Class A1 6.500%, due 02/25/35[9]		822,635	835,780
Nomura Resecuritization Trust, Series 2014-7R, Class 2A3 1 mo. USD LIBOR + 0.200%, 1.752%, due 12/26/35[3,9]		2,114,252	2,086,482
Reperforming Loan REMIC Trust, Series 2006-R1, Class AF1 1 mo. USD LIBOR + 0.340%, 1.901%, due 01/25/36[3,9]		1,054,208	996,996
Residential Accredit Loans, Inc., Series 2006-Q03, Class A1 1 mo. USD LIBOR + 0.210%, 1.771%, due 04/25/46[3]		1,156,681	578,160
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A6 1 mo. USD LIBOR + 0.450%, 2.011%, due 12/25/36[3]		1,050,234	355,255
Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23 5.500%, due 12/25/34		578,389	584,133
Sequoia Mortgage Trust, Series 2007-3, Class 1A1 1 mo. USD LIBOR + 0.200%, 1.761%, due 07/20/36[3]		215,279	204,962
Structured ARM Loan Trust, Series 2004-8, Class 3A 3.553%, due 07/25/34[7]		433,565	432,344
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 1 mo. USD LIBOR + 0.660%, 2.218%, due 09/19/32[3]		106,347	103,788

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]		Value
Collateralized mortgage obligations—(concluded)
Series 2006-AR3, Class 11A1 1 mo. USD LIBOR + 0.210%, 1.771%, due 04/25/36[3]		1,950,172	$1,779,942
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1 3.372%, due 09/25/37[7]		1,192,422	1,187,949
United States Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19		23,535	24,007
Series 2002-20K, Class 1 5.080%, due 11/01/22		238,148	246,776
Series 2005-20H, Class 1 5.110%, due 08/01/25		285,768	298,068
Series 2007-20D, Class 1 5.320%, due 04/01/27		1,104,559	1,159,472
Uropa Securities PLC, Series 2007-1, Class A3A 3 mo. LIBOR GBP + 0.200%, 0.563%, due 10/10/40[3,8]	GBP	3,100,000	4,129,034
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A 12 mo. MTA + 1.400%, 2.532%, due 06/25/42[3]		24,254	23,360
Series 2005-AR13, Class A1A1 1 mo. USD LIBOR + 0.290%, 1.851%, due 10/25/45[3]		775,974	748,496
Series 2005-AR15, Class A1A1 1 mo. USD LIBOR + 0.260%, 1.821%, due 11/25/45[3]		96,828	95,637
Series 2006-AR2, Class 2A1 3.090%, due 03/25/36[7]		790,916	725,947
Series 2006-AR9, Class 1A 12 mo. MTA + 1.000%, 2.132%, due 08/25/46[3]		882,632	824,591
Series 2006-AR9, Class 2A 11th District Cost of Funds + 1.500%, 2.246%, due 08/25/46[3]		724,262	703,767
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 3.720%, due 12/25/33[7]		130,161	131,347
Series 2004-CC, Class A1 3.747%, due 01/25/35[7]		69,408	70,697
Series 2004-DD, Class 2A6 3.767%, due 01/25/35[7]		680,311	698,933
Series 2006-AR2, Class 2A1 3.651%, due 03/25/36[7]		589,777	597,275
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class XA, IO 0.908%, due 09/15/57[7]		7,230,158	304,833
Series 2014-LC14, Class XA, IO 1.303%, due 03/15/47[7]		4,365,011	214,710
Total collateralized mortgage obligations (cost—$102,266,167)			107,227,572
	Face amount[1]	Value
Asset-backed securities—11.33%
Accredited Mortgage Loan Trust, Series 2005-3, Class M3 1 mo. USD LIBOR + 0.480%, 2.030%, due 09/25/35[3]	1,825,000	$1,742,845
Series 2005-4, Class M1 1 mo. USD LIBOR + 0.400%, 1.961%, due 12/25/35[3]	1,017,500	993,447
Aegis Asset Backed Securities Trust, Series 2005-3, Class M2 1 mo. USD LIBOR + 0.480%, 2.041%, due 08/25/35[3]	1,640,000	1,617,424
Ally Auto Receivables Trust, Series 2017-3, Class A2 1.530%, due 03/16/20	354,499	353,776
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R8, Class M1 1 mo. USD LIBOR + 0.470%, 2.031%, due 10/25/35[3]	305,729	305,847
Series 2005-R8, Class M3 1 mo. USD LIBOR + 0.510%, 2.071%, due 10/25/35[3]	1,700,000	1,663,892
Arbor Realty Commercial Real Estate Notes Ltd., Series 2017-FL1, Class A 1 mo. USD LIBOR + 1.300%, 2.860%, due 04/15/27[3,9]	2,000,000	2,000,547
Ares XXXI CLO Ltd., Series 2014-31A, Class A1R 3 mo. USD LIBOR + 1.180%, 2.648%, due 08/28/25[3,9]	1,700,000	1,703,794
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-W2, Class M1 1 mo. USD LIBOR + 0.490%, 2.051%, due 10/25/35[3]	770,000	767,611
Atlas Senior Loan Fund II Ltd., Series 2012-2A, Class AR 3 mo. USD LIBOR + 1.230%, 2.997%, due 01/30/24[3,9]	1,037,187	1,037,213
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class AR 3 mo. USD LIBOR + 1.250%, 2.972%, due 10/15/26[3,9]	1,000,000	1,003,165
Atrium X, Series 10A, Class AR 3 mo. USD LIBOR + 0.950%, 2.672%, due 07/16/25[3,9]	910,482	911,421
Avery Point III CLO Ltd., Series 2013-3A, Class AR 3 mo. USD LIBOR + 1.120%, 2.854%, due 01/18/25[3,9]	700,000	702,576
Avery Point IV CLO Ltd., Series 2014-1A, Class AR 3 mo. USD LIBOR + 1.100%, 2.845%, due 04/25/26[3,9]	1,300,000	1,301,110

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]		Value
Asset-backed securities—(continued)
Bayview Opportunity Master Fund IIIb Trust, Series 2017-RN2, Class A1 3.475%, due 04/28/32[7,9]		453,226	$453,582
BMW Vehicle Lease Trust, Series 2017-1, Class A2 1.640%, due 07/22/19		1,582,500	1,580,228
Capital One Multi-Asset Execution Trust 1.390%, due 01/15/21		390,000	389,838
1 mo. LIBOR + 0.360%, 1.920%, due 06/15/22[3]		1,490,000	1,495,665
Capital One Multi-Asset Execution Trust, Series 2016-A1, Class A1 1 mo. LIBOR + 0.450%, 2.010%, due 02/15/22[3]		2,060,000	2,068,202
Cent CLO 20 Ltd., Series 2013-20A, Class AR 3 mo. USD LIBOR + 1.100%, 2.845%, due 01/25/26[3,9]		1,300,000	1,303,835
Chase Issuance Trust, Series 2016-A2, Class A 1.370%, due 06/15/21		1,440,000	1,423,024
CHEC Loan Trust, Series 2004-2, Class M1 1 mo. USD LIBOR + 0.640%, 2.201%, due 06/25/34[3]		978,712	947,865
CIFC Funding Ltd., Series 2014-2A, Class A1LR 3 mo. USD LIBOR + 1.200%, 2.654%, due 05/24/26[3,9]		2,000,000	2,007,004
Series 2014-5A, Class A2R 3 mo. USD LIBOR + 1.400%, 3.131%, due 01/17/27[3,9]		2,100,000	2,111,460
Cork Street CLO Designated Activity Co. Series 1A, Class A1BE 3 mo. Euribor + 1.350%, 0.760%, due 11/27/28[3,9]	EUR	2,400,000	2,987,037
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36[10]		383,553	181,624
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 1 mo. USD LIBOR + 0.820%, 2.380%, due 09/15/29[3]		46,663	45,733
DT Auto Owner Trust, Series 2017-2, Class A 1.720%, due 05/15/20[9]		766,789	765,984
FBR Securitization Trust, Series 2005-2, Class M2 1 mo. USD LIBOR + 0.750%, 2.311%, due 09/25/35[3]		1,625,000	1,625,849
First Frankin Mortgage Loan Trust, Series 2005-FFH3, Class M2 1 mo. USD LIBOR + 0.795%, 2.356%, due 09/25/35[3]		817,133	819,017
	Face amount[1]	Value
Asset-backed securities—(continued)
Flagship VII Ltd., Series 2013-7A, Class A1R 3 mo. USD LIBOR + 1.120%, 2.865%, due 01/20/26[3,9]	1,500,000	$1,502,016
Flatiron CLO Ltd., Series 2014-1A, Class A1R 3 mo. USD LIBOR + 1.180%, 2.911%, due 07/17/26[3,9]	2,000,000	2,003,112
Fremont Home Loan Trust, Series 2005-2, Class M3 1 mo. USD LIBOR + 0.750%, 2.311%, due 06/25/35[3]	620,000	620,695
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR 3 mo. USD LIBOR + 1.370%, 3.130%, due 10/29/26[3,9]	3,000,000	3,008,463
GSAA Trust, Series 2005-10, Class M4 1 mo. USD LIBOR + 0.650%, 2.211%, due 06/25/35[3]	570,000	549,501
GSAMP Trust, Series 2006-HE4, Class A1 1 mo. USD LIBOR + 0.140%, 1.701%, due 06/25/36[3]	2,151,876	2,104,757
Hildene CLO II Ltd., Series 2014-2A, Class AR 3 mo. USD LIBOR + 1.180%, 2.919%, due 07/19/26[3,9]	1,300,000	1,302,229
Home Equity Asset Trust, Series 2005-2, Class M5 1 mo. USD LIBOR + 1.095%, 2.656%, due 07/25/35[3]	1,000,000	1,009,554
Jamestown CLO V Ltd., Series 2014-5A, Class AR 3 mo. USD LIBOR + 1.220%, 2.951%, due 01/17/27[3,9]	1,000,000	1,001,740
JPMorgan Mortgage Acquisition Corp., Series 2006-FRE1, Class M1 1 mo. USD LIBOR + 0.390%, 1.951%, due 05/25/35[3]	2,400,000	2,381,255
Series 2006-WMC1, Class A1 1 mo. USD LIBOR + 0.180%, 1.414%, due 03/25/36[3]	492,748	492,553
JPMorgan Mortgage Acquisition Trust, Series 2006-NC1, Class A1 1 mo. USD LIBOR + 0.170%, 1.731%, due 04/25/36[3]	926,101	922,494
Series 2007-CH1, Class MV2 1 mo. USD LIBOR + 0.280%, 1.841%, due 11/25/36[3]	1,680,000	1,662,685
Series 2007-CH2, Class AV1 1 mo. USD LIBOR + 0.160%, 1.721%, due 01/25/37[3]	579,892	578,911
KVK CLO Ltd., Series 2013-2A, Class AR 3 mo. USD LIBOR + 1.150%, 2.872%, due 01/15/26[3,9]	2,000,000	2,002,644

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]	Value
Asset-backed securities—(continued)
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR 3 mo. USD LIBOR + 1.110%, 2.849%, due 01/19/25[3,9]	1,700,000	$1,701,163
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class M2 1 mo. USD LIBOR + 0.705%, 2.266%, due 12/25/34[3]	248,933	230,752
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2003-NC1, Class M1 1 mo. USD LIBOR + 1.575%, 3.136%, due 11/25/32[3]	797,096	796,011
MP CLO VI Ltd., Series 2014-2A, Class AR 3 mo. USD LIBOR + 1.200%, 2.922%, due 01/15/27[3,9]	2,000,000	2,006,850
Navient Student Loan Trust, Series 2016-6A, Class A1 1 mo. USD LIBOR + 0.480%, 2.041%, due 03/25/66[3,9]	267,267	267,912
Nelder Grove CLO Ltd., Series 2014-1A, Class A1R 3 mo. USD LIBOR + 1.300%, 2.768%, due 08/28/26[3,9]	2,000,000	2,005,266
New Century Home Equity Loan Trust, Series 2005-B, Class M1 1 mo. USD LIBOR + 0.480%, 2.041%, due 10/25/35[3]	1,900,000	1,833,603
Series 2005-D, Class A2D 1 mo. USD LIBOR + 0.330%, 1.891%, due 02/25/36[3]	1,327,121	1,322,566
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2006-FM1, Class 2A4 1 mo. USD LIBOR + 0.330%, 1.891%, due 11/25/35[3]	3,000,000	2,643,104
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-WHQ1, Class M4 1 mo. USD LIBOR + 1.725%, 3.286%, due 09/25/34[3]	220,733	221,015
RASC, Series 2005-KS11 Trust, Class M2 1 mo. USD LIBOR + 0.420%, 1.981%, due 12/25/35[3]	1,100,000	1,092,261
SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M2 1 mo. USD LIBOR + 1.350%, 2.911%, due 12/25/34[3]	753,022	744,682
Saxon Asset Securities Trust, Series 2004-1, Class M1 1 mo. USD LIBOR + 0.795%, 2.356%, due 03/25/35[3]	547,044	535,296
Series 2006-1, Class M1 1 mo. USD LIBOR + 0.465%, 2.026%, due 03/25/36[3]	2,000,000	1,759,222
	Face amount[1]	Value
Asset-backed securities—(concluded)
Shackleton CLO Ltd., Series 2013-4A, Class AR 3 mo. USD LIBOR + 1.120%, 2.842%, due 01/13/25[3,9]	1,000,000	$1,001,300
SLM Student Loan Trust, Series 2008-9, Class A 3 mo. USD LIBOR + 1.500%, 3.245%, due 04/25/23[3]	1,809,204	1,851,990
SoFi Professional Loan Program, Series 2017-A, Class A2A 1.550%, due 03/26/40[9]	1,193,747	1,186,349
Soundview Home Loan Trust, Series 2005-OPT3, Class M1 1 mo. USD LIBOR + 0.470%, 2.031%, due 11/25/35[3]	640,000	630,605
Series 2006-OPT2, Class A3 1 mo. USD LIBOR + 0.180%, 1.741%, due 05/25/36[3]	853,514	850,880
Series 2006-OPT3, Class 2A4 1 mo. USD LIBOR + 0.250%, 1.811%, due 06/25/36[3]	2,675,000	2,470,013
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31	400,361	396,308
Series 2005-WF1, Class M1 1 mo. USD LIBOR + 0.660%, 2.221%, due 02/25/35[3]	171,474	171,247
Symphony CLO XII Ltd., Series 2013-12A, Class AR 3 mo. USD LIBOR + 1.030%, 2.752%, due 10/15/25[3,9]	1,985,286	1,987,232
Telos CLO Ltd., Series 2014-6A, Class A1R 3 mo. USD LIBOR + 1.270%, 3.001%, due 01/17/27[3,9]	2,000,000	2,008,808
TICP CLO III Ltd., Series 2014-3A, Class AR 3 mo. USD LIBOR + 1.180%, 2.925%, due 01/20/27[3,9]	1,300,000	1,304,543
Toyota Auto Receivables Owner Trust, Series 2017-B, Class A2A 1.460%, due 01/15/20	628,780	627,030
Utah State Board of Regents, Series 2017-1, Class A 1 mo. USD LIBOR + 0.750%, 2.310%, due 01/25/57[3]	981,446	981,142
VOLT LVII LLC, Series 2017-NPL4, Class A1 3.375%, due 04/25/47[9,10]	717,565	719,060
World Omni Automobile Lease Securitization Trust, Series 2017-A, Class A2 1.680%, due 12/16/19	1,573,058	1,569,795
Total asset-backed securities (cost—$88,264,601)		92,369,229

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate notes—36.36%
Advertising—0.01%
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.875%, due 03/15/25		65,000	$67,643
Agriculture—0.27%
BAT Capital Corp. 2.764%, due 08/15/22[9]		1,300,000	1,276,963
4.540%, due 08/15/47[9]		900,000	927,597
			2,204,560
Airlines—0.79%
Air Canada 2013-1, Class B Pass-Through Trust 5.375%, due 05/15/21[9]		1,593,206	1,666,892
American Airlines 2013-2, Class A Pass-Through Trust 4.950%, due 01/15/23		1,814,506	1,907,590
Continental Airlines 2009-2, Series A Pass-Through Trust 7.250%, due 11/10/19		756,115	809,497
Continental Airlines 2012-2, Class A Pass-Through Trust 4.000%, due 10/29/24		1,275,896	1,321,828
Northwest Airlines, Series 2000-1, Class G 7.150%, due 10/01/19		728,846	761,644
			6,467,451
Auto & truck—0.34%
General Motors Co. 6.250%, due 10/02/43		500,000	590,198
General Motors Financial Co., Inc. 3 mo. USD LIBOR + 0.540%, 1.932%, due 11/06/20[3]		1,500,000	1,499,001
3.100%, due 01/15/19		657,000	661,286
			2,750,485
Banking-non-US—7.12%
Banco Bilbao Vizcaya Argentaria SA (fixed, converts to FRN on 02/19/19), 7.000%, due 02/19/19[8,11]	EUR	1,400,000	1,827,560
Bank of Scotland PLC MTN 6.375%, due 08/16/19	GBP	1,100,000	1,676,401
Barclays PLC 3 mo. USD LIBOR + 1.625%, 3.333%, due 01/10/23[3]		2,000,000	2,066,300
4.375%, due 01/12/26		1,315,000	1,348,504
4.836%, due 05/09/28		785,000	806,377
(fixed, converts to FRN on 09/15/19), 7.000%, due 09/15/19[8,11]	GBP	2,000,000	3,002,982
7.625%, due 11/21/22		1,600,000	1,812,016
(fixed, converts to FRN on 04/10/18), 7.750%, due 04/10/23		1,700,000	1,711,050
(fixed, converts to FRN on 12/15/18), 8.250%, due 12/15/18[11]		1,700,000	1,770,193
Barclays PLC MTN 3.250%, due 02/12/27[8]	GBP	1,100,000	1,614,421
	Face amount[1]		Value
Corporate notes—(continued)
Banking-non-US—(concluded)
Cooperatieve Rabobank UA 6.875%, due 03/19/20[8]	EUR	1,400,000	$1,984,204
Credit Suisse Group Funding Guernsey Ltd. 3.750%, due 03/26/25		2,000,000	1,997,787
3.800%, due 09/15/22		1,900,000	1,938,064
3.800%, due 06/09/23		3,200,000	3,263,804
Deutsche Bank AG 2.700%, due 07/13/20		700,000	695,060
3.300%, due 11/16/22		1,900,000	1,879,347
3 mo. USD LIBOR + 1.910%, 3.320%, due 05/10/19[3]		3,500,000	3,559,500
4.250%, due 10/14/21		1,100,000	1,136,521
HSBC Holdings PLC 3.400%, due 03/08/21		1,700,000	1,724,019
(fixed, converts to FRN on 05/22/27), 6.000%, due 05/22/27[11]		870,000	910,238
ING Bank NV 2.625%, due 12/05/22[9]		3,400,000	3,348,201
Lloyds Banking Group PLC 3.000%, due 01/11/22		1,300,000	1,292,651
(fixed, converts to FRN on 06/27/19), 7.000%, due 06/27/19[8,11]	GBP	900,000	1,349,108
Mitsubishi UFJ Financial Group, Inc. 2.950%, due 03/01/21		1,300,000	1,300,833
National Australia Bank Ltd. 2.400%, due 12/07/21[9]		3,300,000	3,257,773
Royal Bank of Scotland Group PLC MTN 2.500%, due 03/22/23[8]	EUR	1,800,000	2,403,525
Royal Bank of Scotland PLC MTN 6.934%, due 04/09/18[8]	EUR	1,000,000	1,257,144
Santander UK Group Holdings PLC 3.125%, due 01/08/21		1,700,000	1,701,870
Societe Generale SA MTN (fixed, converts to FRN on 11/29/18), 8.250%, due 11/29/18[8,11]		2,000,000	2,081,840
Westpac Banking Corp. 2.100%, due 02/25/21[9]		2,500,000	2,457,298
(fixed, converts to FRN on 09/21/27), 5.000%, due 09/21/27[11]		890,000	880,877
			58,055,468
Banking-US—3.97%
Aviation Capital Group Corp. 6.750%, due 04/06/21[9]		4,820,000	5,345,467
Banco Santander SA 3.800%, due 02/23/28		545,000	541,506
Bank of America Corp. (fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23[9]		3,131,000	3,100,201
3.950%, due 04/21/25		660,000	671,680
Bank of America Corp. MTN 4.000%, due 01/22/25		1,500,000	1,534,649
4.125%, due 01/22/24		3,700,000	3,870,996
6.875%, due 04/25/18		5,300,000	5,359,519
CIT Group, Inc. 5.000%, due 08/15/22		500,000	522,500

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Banking-US—(concluded)
Dexia Credit Local SA 2.375%, due 09/20/22[9]	3,000,000	$2,929,798
Synchrony Financial 2.700%, due 02/03/20	500,000	499,107
The Toronto-Dominion Bank 2.500%, due 01/18/22[9]	2,400,000	2,366,148
Wells Fargo & Co. 2.100%, due 07/26/21	1,200,000	1,170,546
2.500%, due 03/04/21	1,200,000	1,189,752
3 mo. USD LIBOR + 1.230%, 3.002%, due 10/31/23[3]	1,400,000	1,443,220
Wells Fargo & Co. GMTN 2.600%, due 07/22/20	1,800,000	1,797,984
		32,343,073
Building & construction—0.20%
Lennar Corp. 4.500%, due 04/30/24	115,000	116,300
4.750%, due 11/15/22	145,000	150,307
4.875%, due 12/15/23	30,000	30,981
Meritage Homes Corp. 6.000%, due 06/01/25	35,000	37,713
7.000%, due 04/01/22	50,000	56,125
Odebrecht Offshore Drilling Finance Ltd. 6.720%, due 12/01/22[9]	383,214	378,615
7.720%, due 12/01/26[9,12]	1,083,305	369,949
Taylor Morrison Communities, Inc./ Taylor Morrison Holdings II, Inc. 5.625%, due 03/01/24[9]	230,000	241,787
Toll Brothers Finance Corp. 4.350%, due 02/15/28	40,000	39,600
4.875%, due 11/15/25	65,000	67,681
5.625%, due 01/15/24	130,000	140,725
		1,629,783
Building materials—0.00%†
Jeld-Wen, Inc. 4.625%, due 12/15/25[9]	10,000	10,000
4.875%, due 12/15/27[9]	10,000	10,013
		20,013
Building products—0.05%
CalAtlantic Group, Inc. 5.375%, due 10/01/22	125,000	132,500
5.875%, due 11/15/24	105,000	114,450
USG Corp. 4.875%, due 06/01/27[9]	50,000	51,250
5.500%, due 03/01/25[9]	120,000	126,300
		424,500
Cable—0.09%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.000%, due 02/01/28[9]	160,000	154,800
5.125%, due 05/01/27[9]	65,000	63,311
5.375%, due 05/01/25[9]	75,000	76,125
5.750%, due 02/15/26[9]	240,000	248,400
CSC Holdings LLC 5.500%, due 04/15/27[9]	200,000	202,500
		745,136
	Face amount[1]	Value
Corporate notes—(continued)
Chemicals—0.04%
CF Industries, Inc. 5.375%, due 03/15/44	25,000	$24,438
NOVA Chemicals Corp. 4.875%, due 06/01/24[9]	35,000	35,219
5.000%, due 05/01/25[9]	140,000	141,400
5.250%, due 06/01/27[9]	55,000	54,862
WR Grace & Co-Conn 5.125%, due 10/01/21[9]	20,000	20,950
5.625%, due 10/01/24[9]	65,000	70,037
		346,906
Commercial services—0.83%
Aircastle Ltd. 4.125%, due 05/01/24	80,000	80,700
5.000%, due 04/01/23	40,000	41,900
Avis Budget Car Rental LLC/ Avis Budget Finance, Inc. 5.250%, due 03/15/25[9]	25,000	24,563
CDK Global, Inc. 4.875%, due 06/01/27[9]	80,000	80,128
ERAC USA Finance LLC 2.350%, due 10/15/19[9]	1,650,000	1,640,921
Harland Clarke Holdings Corp. 8.375%, due 08/15/22[9]	120,000	125,100
IHS Markit Ltd. 4.750%, due 02/15/25[9]	70,000	72,800
5.000%, due 11/01/22[9]	110,000	116,325
Iron Mountain US Holdings, Inc. 5.375%, due 06/01/26[9]	160,000	160,000
Iron Mountain, Inc. 5.250%, due 03/15/28[9]	35,000	34,038
5.750%, due 08/15/24	140,000	140,525
Moody's Corp. 2.625%, due 01/15/23[9]	1,700,000	1,657,441
R.R. Donnelley & Sons Co. 6.000%, due 04/01/24	60,000	57,300
6.500%, due 11/15/23	35,000	34,431
7.875%, due 03/15/21	125,000	130,312
13.250%, due 02/01/19	25,000	27,313
Republic Services, Inc. 3.550%, due 06/01/22	2,100,000	2,137,051
Service Corp. International 4.625%, due 12/15/27	25,000	24,781
The ADT Corp. 4.875%, due 07/15/32[9]	85,000	80,537
The Hertz Corp. 5.500%, due 10/15/24[9]	50,000	44,783
The ServiceMaster Co. LLC 5.125%, due 11/15/24[9]	70,000	70,175
		6,781,124
Commercial services & supplies—0.01%
KAR Auction Services, Inc. 5.125%, due 06/01/25[9]	55,000	55,825

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate notes—(continued)
Communications equipment—0.26%
QUALCOMM, Inc. 4.800%, due 05/20/45		2,000,000	$2,123,888
Computers—0.88%
Apple, Inc. 3.000%, due 06/20/27		1,200,000	1,167,468
3.350%, due 02/09/27		650,000	651,034
4.650%, due 02/23/46		455,000	517,538
Dell International LLC/EMC Corp. 4.420%, due 06/15/21[9]		1,800,000	1,864,469
5.450%, due 06/15/23[9]		1,125,000	1,208,858
6.020%, due 06/15/26[9]		545,000	596,613
HP, Inc. 4.650%, due 12/09/21		930,000	981,326
Western Digital Corp. 10.500%, due 04/01/24		120,000	140,310
Western Digital Corp. Co. 4.750%, due 02/15/26		55,000	55,722
			7,183,338
Construction & engineering—0.00%†
AECOM 5.875%, due 10/15/24		35,000	37,319
Consumer products—0.01%
Spectrum Brands, Inc. 5.750%, due 07/15/25		25,000	26,312
6.625%, due 11/15/22		35,000	36,269
			62,581
Containers & packaging—0.01%
Berry Global, Inc. 4.500%, due 02/15/26[9]		45,000	44,874
Diversified financials—2.33%
Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A Pass-Through Trust 5.125%, due 11/30/22[9]		376,771	391,400
Emerald Bay SA 0.000%, due 10/08/20[7,9]	EUR	1,553,000	1,783,517
First Data Corp. 5.000%, due 01/15/24[9]		215,000	220,644
7.000%, due 12/01/23[9]		195,000	205,360
LeasePlan Corp. NV 2.500%, due 05/16/18[9]		2,000,000	2,000,703
Lehman Brothers Holdings, Inc. MTN 0.000%, due 12/30/16[4,13]		1,900,000	78,850
1.000%, due 01/24/13[4,13]		4,500,000	186,750
1.000%, due 12/30/16[4,13]		900,000	37,350
LPL Holdings, Inc. 5.750%, due 09/15/25[9]		153,000	156,108
Navient Corp. 5.875%, due 10/25/24		60,000	60,242
Navient Corp. MTN 6.125%, due 03/25/24		360,000	367,200
8.000%, due 03/25/20		25,000	27,024
8.450%, due 06/15/18		5,000	5,100
	Face amount[1]	Value
Corporate notes—(continued)
Diversified financials—(concluded)
OneMain Financial Holdings, LLC 7.250%, due 12/15/21[9]	110,000	$113,850
Rio Oil Finance Trust, Series 2014-1 9.250%, due 07/06/24[9]	1,323,916	1,426,520
Springleaf Finance Corp. 5.250%, due 12/15/19	2,200,000	2,266,000
5.625%, due 03/15/23	40,000	40,150
6.125%, due 05/15/22	85,000	87,788
7.750%, due 10/01/21	95,000	104,856
The Goldman Sachs Group, Inc. (fixed, converts to FRN on 10/31/21), 2.876%, due 10/31/22	1,300,000	1,283,167
3 mo. USD LIBOR + 1.160%, 2.905%, due 04/23/20[3]	1,800,000	1,829,948
(fixed, converts to FRN on 06/05/27), 3.691%, due 06/05/28	555,000	552,510
(fixed, converts to FRN on 04/23/28), 3.814%, due 04/23/29	1,005,000	1,007,601
(fixed, converts to FRN on 10/31/37), 4.017%, due 10/31/38	455,000	459,819
5.150%, due 05/22/45	565,000	644,431
6.000%, due 06/15/20	3,400,000	3,648,270
		18,985,158
Diversified manufacturing—0.25%
General Electric Co. (fixed, converts to FRN on 01/21/21), 5.000%, due 01/21/21[11]	2,059,000	2,079,590
Electric utilities—0.83%
Duke Energy Corp. 3.750%, due 04/15/24	1,700,000	1,744,252
Dynegy, Inc. 5.875%, due 06/01/23	75,000	76,688
7.625%, due 11/01/24	105,000	113,442
8.000%, due 01/15/25[9]	65,000	70,688
8.125%, due 01/30/26[9]	70,000	77,196
FirstEnergy Corp. Series B 4.250%, due 03/15/23	1,700,000	1,774,461
NextEra Energy Capital Holdings, Inc. 3.550%, due 05/01/27	1,700,000	1,702,254
NextEra Energy Operating Partners LP 4.250%, due 09/15/24[9]	68,000	68,340
NRG Energy, Inc. 6.250%, due 05/01/24	175,000	182,941
6.625%, due 01/15/27	190,000	200,450
7.250%, due 05/15/26	75,000	81,682
Ohio Power Co., Series M 5.375%, due 10/01/21	480,000	523,330
Talen Energy Supply LLC 4.600%, due 12/15/21	30,000	28,365
6.500%, due 06/01/25	45,000	37,463
9.500%, due 07/15/22[9]	75,000	78,412
		6,759,964

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Electric-generation—0.02%
Calpine Corp. 5.375%, due 01/15/23	150,000	$148,125
Electric-integrated—1.11%
Entergy Gulf States Louisiana LLC 5.590%, due 10/01/24	2,207,000	2,503,276
Puget Energy, Inc. 6.500%, due 12/15/20	6,000,000	6,591,599
		9,094,875
Electronics—0.57%
Amkor Technology, Inc. 6.375%, due 10/01/22	50,000	51,438
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, due 01/15/24[9]	1,800,000	1,775,887
3.875%, due 01/15/27[9]	965,000	939,174
Micron Technology, Inc. 5.500%, due 02/01/25	15,000	15,731
5.625%, due 01/15/26[9]	50,000	52,625
Monongahela Power Co. 3.550%, due 05/15/27[9]	1,800,000	1,806,758
		4,641,613
Energy-exploration & production—0.03%
Antero Resources Corp. 5.125%, due 12/01/22	30,000	30,645
5.375%, due 11/01/21	85,000	87,019
5.625%, due 06/01/23	95,000	98,325
		215,989
Finance-captive automotive—0.57%
International Lease Finance Corp. 5.875%, due 04/01/19	2,100,000	2,175,957
Park Aerospace Holdings Ltd. 5.250%, due 08/15/22[9]	215,000	212,044
5.500%, due 02/15/24[9]	195,000	192,928
The Depository Trust & Clearing Corp. (fixed, converts to FRN on 06/15/20), 4.875%, due 06/15/20[9,11]	2,000,000	2,060,000
		4,640,929
Finance-non-captive diversified—0.54%
Ford Motor Co. 4.346%, due 12/08/26	600,000	605,383
Ford Motor Credit Co. LLC 2.459%, due 03/27/20	2,800,000	2,777,012
2.597%, due 11/04/19	1,000,000	996,575
		4,378,970
Financial services—3.41%
Ally Financial, Inc. 3.250%, due 11/05/18	30,000	30,075
3.600%, due 05/21/18	30,000	30,052
3.750%, due 11/18/19	330,000	332,887
4.750%, due 09/10/18	1,400,000	1,410,500
	Face amount[1]	Value
Corporate notes—(continued)
Financial services—(concluded)
Citicorp Lease Pass-Through Trust 1999-1 8.040%, due 12/15/19[9]	744,348	$813,044
Citigroup, Inc. 3 mo. USD LIBOR + 0.690%, 2.450%, due 04/27/18[3]	5,800,000	5,806,900
3 mo. USD LIBOR + 0.960%, 2.705%, due 04/25/22[3]	2,000,000	2,032,368
3 mo. USD LIBOR + 1.700%, 3.116%, due 05/15/18[3]	300,000	301,294
4.400%, due 06/10/25	980,000	1,019,479
JPMorgan Chase & Co. 2.250%, due 01/23/20	3,150,000	3,135,473
2.750%, due 06/23/20	1,400,000	1,404,844
(fixed, converts to FRN on 07/24/37), 3.882%, due 07/24/38	415,000	419,640
(fixed, converts to FRN on 01/23/48), 3.897%, due 01/23/49	400,000	401,062
4.400%, due 07/22/20	600,000	626,374
6.300%, due 04/23/19	400,000	418,966
Morgan Stanley 3 mo. USD LIBOR + 1.180%, 2.925%, due 01/20/22[3]	2,000,000	2,037,936
(fixed, converts to FRN on 07/15/19), 5.450%, due 07/15/19[11]	395,000	404,875
Morgan Stanley GMTN 2.450%, due 02/01/19	3,500,000	3,505,253
(fixed, converts to FRN on 01/24/28), 3.772%, due 01/24/29	805,000	809,306
7.300%, due 05/13/19	2,570,000	2,723,362
The Nielsen Co. Luxembourg SARL 5.000%, due 02/01/25[9]	105,000	106,050
5.500%, due 10/01/21[9]	75,000	76,875
		27,846,615
Food products—0.52%
Albertsons Cos. LLC/Safeway, Inc./ New Albertson's, Inc./Albertson's LLC 5.750%, due 03/15/25	80,000	71,400
6.625%, due 06/15/24	155,000	147,250
Aramark Services, Inc. 5.000%, due 02/01/28[9]	70,000	71,006
5.125%, due 01/15/24	220,000	226,875
Grupo Bimbo SAB de C.V. 4.700%, due 11/10/47[9]	705,000	697,612
Post Holdings, Inc. 5.500%, due 03/01/25[9]	140,000	144,200
5.625%, due 01/15/28[9]	80,000	79,728
5.750%, due 03/01/27[9]	25,000	25,156
Smithfield Foods, Inc. 2.700%, due 01/31/20[4,9]	2,400,000	2,381,447
The Kroger Co. 4.450%, due 02/01/47	410,000	409,691
		4,254,365

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Gaming—0.13%
Boyd Gaming Corp. 6.375%, due 04/01/26	135,000	$144,788
6.875%, due 05/15/23	30,000	31,725
Cedar Fair LP/Canada's Wonderland Co./ Magnum Management Corp. 5.375%, due 06/01/24	90,000	93,600
5.375%, due 04/15/27[9]	30,000	31,275
Eldorado Resorts, Inc. 6.000%, due 04/01/25	95,000	99,156
GLP Capital LP/GLP Financing II, Inc. 5.375%, due 04/15/26	185,000	197,950
International Game Technology PLC 5.625%, due 02/15/20[9]	200,000	207,500
MGM Resorts International 6.750%, due 10/01/20	35,000	37,625
Regal Entertainment Group 5.750%, due 02/01/25	25,000	25,656
Scientific Games International, Inc. 7.000%, due 01/01/22[2,9]	65,000	68,575
Six Flags Entertainment Corp. 4.875%, due 07/31/24[9]	65,000	65,894
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.500%, due 03/01/25[9]	75,000	75,703
		1,079,447
Gas pipelines—0.15%
Kinder Morgan, Inc. 3.050%, due 12/01/19	500,000	502,597
5.550%, due 06/01/45	625,000	689,536
		1,192,133
Health care providers & services—0.18%
Abbott Laboratories 4.900%, due 11/30/46	470,000	536,094
Acadia Healthcare Co., Inc. 5.625%, due 02/15/23	85,000	86,037
6.500%, due 03/01/24	100,000	104,500
Centene Corp. 4.750%, due 05/15/22	75,000	78,000
6.125%, due 02/15/24	15,000	15,938
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 5.875%, due 10/15/24[9]	200,000	203,000
Envision Healthcare Corp. 6.250%, due 12/01/24[9]	170,000	179,987
Hologic, Inc. 4.375%, due 10/15/25[9]	80,000	80,000
4.625%, due 02/01/28[9]	65,000	65,000
5.250%, due 07/15/22[9]	70,000	72,667
LifePoint Health, Inc. 5.875%, due 12/01/23	35,000	35,089
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 5.500%, due 04/15/25[9]	40,000	32,500
		1,488,812
	Face amount[1]		Value
Corporate notes—(continued)
Health facilities—0.02%
DaVita, Inc. 5.000%, due 05/01/25		45,000	$44,831
5.125%, due 07/15/24		40,000	40,301
5.750%, due 08/15/22		20,000	20,612
Universal Health Services, Inc. 4.750%, due 08/01/22[9]		40,000	40,952
5.000%, due 06/01/26[9]		15,000	15,563
			162,259
Hotels, restaurants & leisure—0.48%
Starbucks Corp. 2.700%, due 06/15/22		1,900,000	1,892,648
4.300%, due 06/15/45		1,900,000	2,043,942
			3,936,590
Insurance—0.19%
American International Group, Inc. 3.375%, due 08/15/20		1,500,000	1,521,987
IT consulting & services—0.09%
Hewlett Packard Enterprise Co. 4.900%, due 10/15/25		700,000	733,097
Lodging—0.02%
Hilton Worldwide Finance LLC/ Hilton Worldwide Finance Corp. 4.875%, due 04/01/27		130,000	132,925
NCL Corp. Ltd. 4.750%, due 12/15/21[9]		40,000	41,250
			174,175
Machinery—0.03%
CNH Industrial Capital LLC 4.375%, due 04/05/22		55,000	56,804
CNH Industrial NV 4.500%, due 08/15/23		45,000	46,856
Oshkosh Corp. 5.375%, due 03/01/22		15,000	15,429
5.375%, due 03/01/25		40,000	42,200
Sensata Technologies BV 4.875%, due 10/15/23[9]		75,000	78,000
			239,289
Machinery-diversified—0.00%†
RBS Global, Inc./Rexnord LLC 4.875%, due 12/15/25[9]		40,000	40,500
Media—1.65%
Altice Luxembourg SA 7.250%, due 05/15/22[8]	EUR	1,700,000	2,067,662
7.750%, due 05/15/22[9]		200,000	192,000
AMC Networks, Inc. 5.000%, due 04/01/24		65,000	65,975
CBS Radio, Inc. 7.250%, due 11/01/24[9,14]		1,500,000	1,575,000

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Media—(concluded)
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.464%, due 07/23/22	1,700,000	$1,760,935
4.908%, due 07/23/25	1,230,000	1,286,088
5.375%, due 05/01/47	720,000	743,423
6.484%, due 10/23/45	495,000	581,712
Discovery Communications LLC 5.000%, due 09/20/37	425,000	434,064
5.200%, due 09/20/47	340,000	348,079
DISH DBS Corp. 5.875%, due 11/15/24	110,000	104,294
6.750%, due 06/01/21	60,000	62,850
Gray Television, Inc. 5.125%, due 10/15/24[9]	115,000	115,575
5.875%, due 07/15/26[9]	20,000	20,600
Lamar Media Corp. 5.750%, due 02/01/26	45,000	47,475
Liberty Interactive LLC 8.500%, due 07/15/29	50,000	55,750
MDC Partners, Inc. 6.500%, due 05/01/24[9]	130,000	130,975
Netflix, Inc. 4.375%, due 11/15/26	25,000	24,430
4.875%, due 04/15/28[9]	25,000	24,813
5.500%, due 02/15/22	95,000	100,462
Nielsen Finance LLC/Nielsen Finance Co. 5.000%, due 04/15/22[9]	135,000	137,194
Numericable-SFR SA 6.250%, due 05/15/24[9]	105,000	100,275
Sinclair Television Group, Inc. 5.125%, due 02/15/27[9]	120,000	119,100
5.625%, due 08/01/24[9]	70,000	72,100
Sirius XM Radio, Inc. 5.000%, due 08/01/27[9]	130,000	129,025
5.375%, due 04/15/25[9]	150,000	153,750
5.375%, due 07/15/26[9]	100,000	102,125
Symantec Corp. 5.000%, due 04/15/25[9]	85,000	86,685
Telenet Finance Luxembourg Notes Sarl 5.500%, due 03/01/28[9]	200,000	199,000
Time Warner Cable LLC 6.750%, due 07/01/18	1,700,000	1,730,861
Univision Communications, Inc. 5.125%, due 05/15/23[9]	280,000	278,740
Viacom, Inc. 4.375%, due 03/15/43	280,000	256,302
Zayo Group LLC/Zayo Capital, Inc. 5.750%, due 01/15/27[9]	65,000	66,059
6.000%, due 04/01/23	35,000	36,619
6.375%, due 05/15/25	75,000	78,656
Ziggo Secured Finance BV 5.500%, due 01/15/27[9]	195,000	193,537
		13,482,190
	Face amount[1]	Value
Corporate notes—(continued)
Media-cable—0.19%
Cable One, Inc. 5.750%, due 06/15/22[9]	65,000	$66,950
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	1,200,000	1,445,314
		1,512,264
Medical providers—0.46%
HCA, Inc. 5.000%, due 03/15/24	165,000	172,013
5.250%, due 06/15/26	60,000	62,748
5.875%, due 03/15/22	85,000	91,481
6.500%, due 02/15/20	2,914,000	3,107,052
7.500%, due 02/15/22	50,000	56,125
Tenet Healthcare Corp. 4.625%, due 07/15/24[9]	107,000	105,128
7.500%, due 01/01/22[9]	120,000	126,984
		3,721,531
Metals & mining—0.21%
ArcelorMittal 7.250%, due 03/01/41	60,000	76,200
Ardagh Packaging Finance PLC/ Ardagh MP Holdings USA, Inc. 4.625%, due 05/15/23[9]	200,000	202,000
7.250%, due 05/15/24[9]	25,000	26,868
FMG Resources August 2006 Pty Ltd. 4.750%, due 05/15/22[9]	20,000	20,300
5.125%, due 05/15/24[9]	20,000	20,238
9.750%, due 03/01/22[9]	55,000	60,654
Freeport-McMoRan, Inc. 3.550%, due 03/01/22	60,000	59,550
3.875%, due 03/15/23	185,000	183,844
4.000%, due 11/14/21	85,000	85,892
4.550%, due 11/14/24	45,000	45,731
5.400%, due 11/14/34	100,000	104,300
5.450%, due 03/15/43	55,000	56,512
Glencore Funding LLC 4.000%, due 03/27/27[9]	450,000	445,735
Hudbay Minerals, Inc. 7.625%, due 01/15/25[9]	60,000	66,000
Novelis Corp. 5.875%, due 09/30/26[9]	65,000	66,950
Teck Resources Ltd. 4.750%, due 01/15/22	50,000	51,750
6.250%, due 07/15/41	140,000	162,225
		1,734,749
Oil & gas—0.79%
Ascent Resources Utica Holdings LLC/ ARU Finance Corp. 10.000%, due 04/01/22[9]	110,000	121,137
Canadian Natural Resources Ltd. 6.250%, due 03/15/38	445,000	560,442
Concho Resources, Inc. 3.750%, due 10/01/27	390,000	387,278

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Oil & gas—(concluded)
Continental Resources, Inc. 3.800%, due 06/01/24	140,000	$137,200
4.375%, due 01/15/28[9]	90,000	89,676
4.500%, due 04/15/23	45,000	45,563
4.900%, due 06/01/44	30,000	29,925
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp. 6.250%, due 04/01/23	90,000	93,825
Energy Transfer Equity LP 5.875%, due 01/15/24	20,000	21,650
7.500%, due 10/15/20	180,000	197,833
Extraction Oil & Gas, Inc. 5.625%, due 02/01/26[9]	30,000	30,030
Hess Corp. 4.300%, due 04/01/27	705,000	708,866
KazMunayGas National Co. JSC 5.750%, due 04/19/47[8]	200,000	213,078
7.000%, due 05/05/20[8]	200,000	214,841
Laredo Petroleum, Inc. 5.625%, due 01/15/22	70,000	70,875
6.250%, due 03/15/23	55,000	56,925
Newfield Exploration Co. 5.375%, due 01/01/26	60,000	63,375
5.625%, due 07/01/24	75,000	80,250
5.750%, due 01/30/22	40,000	42,600
Noble Energy, Inc. 5.250%, due 11/15/43	715,000	795,665
Oasis Petroleum, Inc. 6.875%, due 03/15/22	110,000	113,300
Odebrecht Oil & Gas Finance Ltd. 1.160%, due 03/05/18[9,11,15]	174,037	4,351
PDC Energy, Inc. 6.125%, due 09/15/24	70,000	72,800
Petroleos Mexicanos 6.500%, due 03/13/27[9]	555,000	605,710
6.750%, due 09/21/47[8]	83,000	86,942
6.875%, due 08/04/26	253,000	286,775
Precision Drilling Corp. 5.250%, due 11/15/24	70,000	68,250
7.750%, due 12/15/23	100,000	107,250
Range Resources Corp. 5.000%, due 08/15/22	20,000	20,150
5.000%, due 03/15/23	105,000	104,737
Sinopec Group Overseas Development 2014 Ltd. 4.375%, due 04/10/24[8]	200,000	208,806
SM Energy Co. 6.750%, due 09/15/26	120,000	125,100
State Oil Co. of the Azerbaijan Republic MTN 4.750%, due 03/13/23[8]	200,000	204,500
Targa Resources Partners LP/ Targa Resources Partners Finance Corp. 4.250%, due 11/15/23	55,000	54,313
5.000%, due 01/15/28[9]	65,000	64,350
5.125%, due 02/01/25	85,000	85,637
5.375%, due 02/01/27	70,000	71,225
	Face amount[1]	Value
Corporate notes—(continued)
Oil & gas—(concluded)
Whiting Petroleum Corp. 5.750%, due 03/15/21	30,000	$31,050
6.250%, due 04/01/23	30,000	30,872
6.625%, due 01/15/26[9]	25,000	25,594
WPX Energy, Inc. 5.250%, due 09/15/24	110,000	111,375
		6,444,121
Packaging & containers—0.07%
Ball Corp. 5.000%, due 03/15/22	35,000	36,925
BWAY Holding Co. 5.500%, due 04/15/24[9]	90,000	93,262
Crown Americas LLC/Crown Americas Capital Corp. VI 4.750%, due 02/01/26[9]	60,000	60,450
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 5.125%, due 07/15/23[9]	210,000	216,300
3 mo. USD LIBOR + 3.500%, 5.222%, due 07/15/21[3,9]	25,000	25,438
5.750%, due 10/15/20	67,838	68,940
Sealed Air Corp. 5.500%, due 09/15/25[9]	75,000	80,812
		582,127
Personal & household product—0.01%
Edgewell Personal Care Co. 4.700%, due 05/24/22	75,000	76,313
Pharmaceuticals—0.56%
AbbVie, Inc. 4.700%, due 05/14/45	450,000	492,842
Actavis Funding SCS 3.450%, due 03/15/22	1,400,000	1,408,116
Shire Acquisitions Investments Ireland DAC 1.900%, due 09/23/19	2,500,000	2,467,404
Valeant Pharmaceuticals International, Inc. 5.500%, due 11/01/25[9]	105,000	106,102
6.500%, due 03/15/22[9]	75,000	78,585
		4,553,049
Pipelines—1.28%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, due 09/15/24	155,000	159,653
Cheniere Corpus Christi Holdings LLC 5.125%, due 06/30/27	65,000	67,112
5.875%, due 03/31/25	120,000	129,300
Cheniere Energy Partners LP 5.250%, due 10/01/25[9]	125,000	127,344
DCP Midstream Operating LP 4.750%, due 09/30/21[9]	60,000	62,418
5.350%, due 03/15/20[9]	25,000	26,000
5.600%, due 04/01/44	60,000	62,325

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Pipelines—(concluded)
(fixed, converts to FRN on 05/21/23), 5.850%, due 05/21/43[9]	30,000	$28,913
6.450%, due 11/03/36[9]	40,000	44,100
6.750%, due 09/15/37[9]	55,000	62,288
8.125%, due 08/16/30	65,000	78,325
Energy Transfer LP 6.500%, due 02/01/42	1,000,000	1,148,656
Energy Transfer Partners LP, Series B (fixed, converts to FRN on 02/15/28), 6.625%, due 02/15/28[11]	750,000	749,944
MPLX LP 4.125%, due 03/01/27	485,000	492,670
NuStar Logistics LP 4.800%, due 09/01/20	25,000	25,500
5.625%, due 04/28/27	35,000	36,608
Rockies Express Pipeline LLC 6.875%, due 04/15/40[9]	30,000	35,138
7.500%, due 07/15/38[9]	30,000	35,850
Sabine Pass Liquefaction LLC 5.750%, due 05/15/24	5,800,000	6,358,172
SemGroup Corp. 7.250%, due 03/15/26[9]	25,000	25,875
SemGroup Corp./Rose Rock Finance Corp. 5.625%, due 11/15/23	125,000	123,281
Southern Gas Corridor CJSC 6.875%, due 03/24/26[8]	200,000	228,700
Summit Midstream Holdings LLC/ Summit Midstream Finance Corp. 5.750%, due 04/15/25	100,000	100,750
The Williams Cos., Inc. 5.750%, due 06/24/44	115,000	126,799
The Williams Cos., Inc., Series A 7.500%, due 01/15/31	85,000	106,250
		10,441,971
Real estate—0.50%
EPR Properties 5.750%, due 08/15/22	525,000	565,663
Equinix, Inc. 5.875%, due 01/15/26	70,000	74,375
MPT Operating Partnership LP/ MPT Finance Corp. 5.000%, due 10/15/27	115,000	113,873
5.250%, due 08/01/26	50,000	51,500
5.500%, due 05/01/24	90,000	92,700
6.375%, due 03/01/24	110,000	117,260
Ontario Teachers' Cadillac Fairview Properties Trust 3.125%, due 03/20/22[9]	300,000	299,976
Realogy Group LLC/Realogy Co-Issuer Corp. 4.875%, due 06/01/23[9]	130,000	128,576
Sabra Health Care LP/Sabra Capital Corp. 5.500%, due 02/01/21	100,000	102,625
	Face amount[1]		Value
Corporate notes—(continued)
Real estate—(concluded)
Starwood Property Trust, Inc. 4.750%, due 03/15/25[9]		65,000	$64,188
Tesco Property Finance 5 PLC 5.661%, due 10/13/41[8]	GBP	689,859	1,127,430
Vesteda Finance BV MTN 2.500%, due 10/27/22[8]	EUR	1,000,000	1,331,885
			4,070,051
Rental auto/equipment—0.01%
United Rentals North America, Inc. 5.750%, due 11/15/24		55,000	57,888
Retail—0.22%
1011778 BC ULC/New Red Finance, Inc. 4.250%, due 05/15/24[9]		40,000	39,300
4.625%, due 01/15/22[9]		40,000	40,850
5.000%, due 10/15/25[9]		35,000	35,044
Amazon.com, Inc. 3.150%, due 08/22/27[9]		1,300,000	1,274,189
Beacon Escrow Corp. 4.875%, due 11/01/25[9]		55,000	54,725
Dollar Tree, Inc. 5.750%, due 03/01/23		140,000	146,037
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC 5.250%, due 06/01/26[9]		140,000	142,800
Penske Automotive Group, Inc. 5.375%, due 12/01/24		65,000	65,650
			1,798,595
Software—0.17%
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc. 6.000%, due 07/15/25[9]		90,000	95,175
Microsoft Corp. 4.500%, due 02/06/57		555,000	636,878
MSCI, Inc. 5.250%, due 11/15/24[9]		130,000	135,330
5.750%, due 08/15/25[9]		50,000	53,000
Nuance Communications, Inc. 5.625%, due 12/15/26		110,000	113,674
Open Text Corp. 5.875%, due 06/01/26[9]		155,000	163,137
Rackspace Hosting, Inc. 8.625%, due 11/15/24[9]		150,000	159,563
			1,356,757
Special purpose entity—1.02%
CVS Pass-Through Trust 4.704%, due 01/10/36[9]		3,181,822	3,294,776
Daimler Finance North America LLC 2.000%, due 08/03/18[9]		2,900,000	2,899,294
2.250%, due 09/03/19[9]		2,150,000	2,140,312
			8,334,382

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate notes—(continued)
Steel producers/products—0.18%
Big River Steel LLC/BRS Finance Corp. 7.250%, due 09/01/25[9]		91,000	$97,598
Vale Overseas Ltd. 6.250%, due 08/10/26		1,170,000	1,356,954
			1,454,552
Telecom-integrated/services—0.03%
Frontier Communications Corp. 11.000%, due 09/15/25		308,000	241,010
Telecommunication services—0.04%
Altice US Finance I Corp. 5.500%, due 05/15/26[9]		175,000	178,937
CommScope Technologies LLC 5.000%, due 03/15/27[9]		25,000	24,906
6.000%, due 06/15/25[9]		135,000	142,046
			345,889
Telecommunications—0.86%
Embarq Corp. 7.995%, due 06/01/36		230,000	222,500
Qwest Corp. 6.875%, due 09/15/33		125,000	121,739
SFR Group SA 6.000%, due 05/15/22[9]		165,000	161,387
7.375%, due 05/01/26[9]		735,000	724,434
Sprint Corp. 7.875%, due 09/15/23		185,000	195,406
Telecom Italia Capital SA 6.000%, due 09/30/34		110,000	122,650
Verizon Communications, Inc. 3.376%, due 02/15/25		866,000	858,294
4.125%, due 08/15/46		405,000	378,554
4.672%, due 03/15/55		675,000	661,362
Virgin Media Finance PLC 6.000%, due 10/15/24[9]		240,000	245,400
Virgin Media Secured Finance PLC 5.000%, due 04/15/27[9]	GBP	2,200,000	3,181,638
Wind Tre SpA 5.000%, due 01/20/26[9]		200,000	181,524
			7,054,888
Telecommunications equipment—0.01%
CDW LLC/CDW Finance Corp. 5.000%, due 09/01/23		50,000	51,375
5.000%, due 09/01/25		25,000	25,406
			76,781
Telephone-integrated—0.05%
Level 3 Financing, Inc. 5.125%, due 05/01/23		210,000	210,525
5.375%, due 08/15/22		155,000	157,325
			367,850
Tobacco—0.46%
Imperial Brands Finance PLC 3.500%, due 02/11/23[9]		3,755,000	3,787,924
	Face amount[1]	Value
Corporate notes—(concluded)
Transportation services—0.23%
AP Moller - Maersk A/S 2.550%, due 09/22/19[9]	1,700,000	$1,696,231
Transnet SOC Ltd. 4.000%, due 07/26/22[8]	200,000	198,780
		1,895,011
Utilities—0.36%
HD Supply, Inc. 5.750%, due 04/15/24[9]	90,000	96,300
IPALCO Enterprises, Inc. 3.450%, due 07/15/20	2,800,000	2,814,000
		2,910,300
Wireless telecommunication services—0.23%
CenturyLink, Inc. 5.625%, due 04/01/20	70,000	70,962
5.800%, due 03/15/22	25,000	24,375
Sprint Capital Corp. 6.900%, due 05/01/19	1,700,000	1,772,250
		1,867,587
Wireless telecommunications—0.42%
AT&T, Inc. 3.800%, due 03/15/22	975,000	999,250
3.900%, due 08/14/27	445,000	444,795
4.750%, due 05/15/46	515,000	503,085
5.450%, due 03/01/47	905,000	967,119
Sprint Corp. 7.125%, due 06/15/24	240,000	243,300
T-Mobile USA, Inc. 4.500%, due 02/01/26	25,000	25,129
5.375%, due 04/15/27	60,000	63,000
6.000%, due 03/01/23	170,000	177,930
6.000%, due 04/15/24	15,000	15,919
		3,439,527
Total corporate notes (cost—$292,907,671)		296,565,756
Loan assignments—2.31%
Airlines—0.08%
American Airlines, Inc. 2017 Incremental Term Loan 1 mo. USD LIBOR + 2.000%, 3.559%, due 12/14/23[3]	336,600	337,674
United Airlines, Inc. 2017 Repriced Term Loan 3 mo. USD LIBOR + 2.000%, 3.772%, due 04/01/24[3]	327,525	328,855
		666,529
Broadcast—0.28%
AlixPartners LLP 2017 Term Loan B 3 mo. USD LIBOR + 2.750%, 4.443%, due 04/04/24[3]	327,525	329,798

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]	Value
Loan assignments—(continued)
Broadcast—(concluded)
Capital Automotive LP 2017 1st Lien Term Loan 1 mo. USD LIBOR + 2.500%, 4.080%, due 03/24/24[3]	321,257	$323,065
Clark Equipment Company 2017 Term Loan B 3 mo. USD LIBOR + 2.500%, 4.193%, due 05/18/24[3]	298,399	301,383
Emerald Expositions Holding, Inc. 2017 Term Loan B 3 mo. USD LIBOR + 2.750%, 4.425%, due 05/22/24[3]	328,350	330,675
Gates Global LLC 2017 USD Repriced Term Loan B 3 mo. USD LIBOR + 2.750%, 4.443%, due 04/01/24[3]	327,529	329,864
Infor (US), Inc. Term Loan B6 3 mo. USD LIBOR + 2.750%, 4.443%, due 02/01/22[3]	327,525	329,163
Numericable Group SA USD Term Loan B11 3 mo. USD LIBOR + 2.750%, 4.522%, due 07/31/25[3]	327,525	314,015
		2,257,963
Chemicals—0.04%
Axalta Coating Systems US Holdings, Inc. USD Term Loan 3 mo. USD LIBOR + 2.000%, 3.693%, due 06/01/24[3]	323,400	325,576
Commercial services—0.04%
Trans Union, LLC Term Loan B3 1 mo. USD LIBOR + 2.000%, 3.573%, due 04/10/23[3]	327,485	329,394
Computer software & services—0.08%
BMC Software Finance, Inc. USD 2017 1st Lien Term Loan 1 mo. USD LIBOR + 3.250%, 4.823%, due 09/10/22[3]	326,125	327,756
Change Healthcare Holdings, Inc. 2017 Term Loan B 1 mo. USD LIBOR + 2.750%, 4.323%, due 03/01/24[3]	327,525	329,490
		657,246
Electric utilities—0.04%
Talen Energy Supply, LLC 2017 Term Loan B2 1 mo. USD LIBOR + 4.000%, 5.573%, due 04/15/24[3]	327,030	329,319
Electric-generation—0.04%
Vistra Operations Co. LLC 2016 Term Loan B2 3 mo. USD LIBOR + 2.750%, 4.309%, due 12/14/23[3]	341,550	343,473
	Face amount[1]	Value
Loan assignments—(continued)
Finance-other—0.02%
Flying Fortress, Inc. 2017 Term Loan 3 mo. USD LIBOR + 2.000%, 3.693%, due 10/30/22[3]	150,000	$151,044
Food products—0.02%
Albertsons, LLC USD 2017 Term Loan B4 1 mo. USD LIBOR + 2.750%, 4.323%, due 08/25/21[3]	160,385	159,382
Food-wholesale—0.04%
Pinnacle Foods Finance LLC 2017 Term Loan B 1 mo. USD LIBOR + 2.000%, 3.564%, due 02/02/24[3]	326,700	329,372
Gaming—0.08%
Caesars Entertainment Operating Co. Exit Term Loan 1 mo. USD LIBOR + 2.500%, 4.073%, due 10/06/24[3]	330,000	332,062
CityCenter Holdings LLC 2017 Term Loan B 1 mo. USD LIBOR + 2.500%, 4.073%, due 04/18/24[3]	328,350	330,731
		662,793
Health care providers & services—0.04%
Envision Healthcare Corp. 2016 Term Loan B 1 mo. USD LIBOR + 3.000%, 4.580%, due 12/01/23[3]	331,855	332,960
Hotels, restaurants & leisure—0.11%
Eldorado Resorts LLC 2017 Term Loan B 1 mo. USD LIBOR + 2.250%, 3.813%, due 04/17/24[3]	217,743	219,104
Four Seasons Holdings, Inc. New 1st Lien Term Loan 1 mo. USD LIBOR + 2.500%, 4.073%, due 11/30/23[3]	341,550	344,610
Pizza Hut Holdings LLC 1st Lien Term Loan B 1 mo. USD LIBOR + 2.000%, 3.556%, due 06/16/23[3]	327,525	329,982
		893,696
IT consulting & services—0.04%
Gartner, Inc. 2016 Term Loan A 1 mo. USD LIBOR + 2.000%, 3.573%, due 03/20/22[3]	317,625	318,022
Lodging—0.55%
Hilton Worldwide Finance LLC Term Loan B2 1 mo. USD LIBOR + 2.000%, 1.561%, due 10/25/23[3]	4,438,995	4,469,979
Media—0.16%
CSC Holdings LLC 2017 1st Lien Term Loan 1 mo. USD LIBOR + 2.250%, 3.809%, due 07/17/25[3]	327,525	327,866

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]	Value
Loan assignments—(continued)
Media—(concluded)
Gray Television, Inc. 2017 Term Loan B 1 mo. USD LIBOR + 2.250%, 3.814%, due 02/07/24[3]	326,700	$328,859
Nielsen Finance LLC USD Term Loan B4 1 mo. USD LIBOR + 2.000%, 3.553%, due 10/04/23[3]	327,525	329,451
Sinclair Television Group, Inc. Term Loan B2 1 mo. USD LIBOR + 2.250%, 3.830%, due 01/03/24[3]	336,600	338,179
		1,324,355
Oil & gas—0.08%
Energy Transfer Equity LP USD 2017 Term Loan B 1 mo. USD LIBOR + 2.000%, 3.561%, due 02/02/24[3]	281,888	282,457
TPF II Power LLC Term Loan B 1 mo. USD LIBOR + 3.750%, 5.323%, due 10/02/23[3]	319,843	324,043
		606,500
Oil, gas & consumable fuel—0.01%
Kenan Advantage Group, Inc. 2015 Term Loan 1 mo. USD LIBOR + 3.000%, 4.573%, due 07/31/22[3]	101,661	102,000
Packaging & containers—0.06%
BWAY Holding Co. 2017 Term Loan B 3 mo. USD LIBOR + 3.250%, 4.958%, due 04/03/24[3]	328,350	330,813
Signode Industrial Group US, Inc. USD Term Loan B 1 mo. USD LIBOR + 2.750%, 4.323%, due 05/04/21[3]	177,667	177,741
		508,554
Pharmaceuticals—0.06%
RPI Finance Trust Term Loan B6 3 mo. USD LIBOR + 2.000%, 3.693%, due 03/27/23[3]	324,700	326,853
Valeant Pharmaceuticals International, Inc. Term Loan B Series F4 1 mo. USD LIBOR + 3.500%, 5.060%, due 04/01/22[3]	158,439	160,797
		487,650
Real estate—0.04%
ESH Hospitality, Inc. 2017 Term Loan B 1 mo. USD LIBOR + 2.250%, 3.823%, due 08/30/23[3]	326,706	329,388
Retail-specialty—0.04%
Bass Pro Group LLC Term Loan B 1 mo. USD LIBOR + 5.000%, 6.567%, due 09/25/24[3]	344,138	345,858
	Face amount[1]	Value
Loan assignments—(concluded)
Semiconductor equipment & products—0.02%
ON Semiconductor Corporation 2017 1st Lien Term Loan 1 mo. USD LIBOR + 2.000%, 3.573%, due 03/31/23[3]	167,049	$168,198
Software & services—0.04%
Greeneden U.S. Holdings II, LLC USD 2017 Term Loan B2 3 mo. USD LIBOR + 3.750%, 5.443%, due 12/01/23[3]	272,257	274,130
Support-services—0.04%
ServiceMaster Co. 2016 Term Loan B 1 mo. USD LIBOR + 2.500%, 4.073%, due 11/08/23[3]	341,550	343,579
Telecom-integrated/services—0.04%
Frontier Communications Corp. 2017 Term Loan B1 1 mo. USD LIBOR + 3.750%, 5.330%, due 06/15/24[3]	328,350	321,510
Telecommunication services—0.14%
Altice US Finance I Corp. 2017 Term Loan 1 mo. USD LIBOR + 2.250%, 3.823%, due 07/28/25[3]	328,350	328,760
Consolidated Communications, Inc. 2016 Term Loan B 1 mo. USD LIBOR + 3.000%, 4.570%, due 10/04/23[3]	343,710	338,661
Telesat Canada Term Loan B4 3 mo. USD LIBOR + 3.000%, 4.700%, due 11/17/23[3]	465,300	467,627
		1,135,048
Wireless telecommunication services—0.08%
CenturyLink, Inc. 2017 Term Loan B 1 mo. USD LIBOR + 2.750%, 4.317%, due 01/31/25[3]	330,000	324,846
Sprint Communications, Inc. 1st Lien Term Loan B 1 mo. USD LIBOR + 2.500%, 4.125%, due 02/02/24[3]	327,525	328,206
		653,052
Total loan assignments (cost—$18,675,973)		18,826,570
Non-US government obligations—2.83%
Argentina Treasury Bill 2.704%, due 03/16/18[15]	2,300,000	2,286,508
Argentine Republic Government International Bond 2.500%, due 12/31/38[10]	735,000	515,235
Bermuda Government International Bond 4.854%, due 02/06/24[8]	200,000	214,500
Brazil Minas SPE via State of Minas Gerais 5.333%, due 02/15/28[8]	200,000	203,000

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]	Value
Non-US government obligations—(continued)
Brazilian Government International Bond 5.625%, due 01/07/41	100,000	$100,650
7.125%, due 01/20/37	110,000	132,165
8.250%, due 01/20/34	100,000	129,875
Colombia Government International Bond 4.000%, due 02/26/24	200,000	206,000
6.125%, due 01/18/41	220,000	264,770
8.125%, due 05/21/24	100,000	125,500
Croatia Government International Bond 5.500%, due 04/04/23[8]	400,000	435,814
6.625%, due 07/14/20[8]	120,000	129,752
Dominican Republic International Bond 6.850%, due 01/27/45[8]	100,000	111,250
Egypt Government International Bond 5.750%, due 04/29/20[8]	100,000	104,691
6.875%, due 04/30/40[8]	100,000	102,062
Ghana Government International Bond 10.750%, due 10/14/30[8]	200,000	272,140
Hungary Government International Bond 7.625%, due 03/29/41	150,000	228,188
Indonesia Government International Bond 4.125%, due 01/15/25[8]	200,000	206,250
6.625%, due 02/17/37[8]	140,000	175,814
7.750%, due 01/17/38[8]	100,000	140,625
Israel Government International Bond 4.125%, due 01/17/48	1,600,000	1,600,800
Ivory Coast Government International Bond 5.750%, due 12/31/32[8,10]	349,650	347,902
Japan Bank for International Cooperation/Japan 2.875%, due 07/21/27	2,200,000	2,170,306
Japan Finance Organization for Municipalities 2.125%, due 04/13/21[9]	2,000,000	1,949,625
2.625%, due 04/20/22[9]	2,500,000	2,464,595
Japan International Cooperation Agency 2.750%, due 04/27/27	1,300,000	1,258,403
Kuwait International Government Bond 2.750%, due 03/20/22[9]	1,700,000	1,676,608
Mexico Government International Bond 3.750%, due 01/11/28	455,000	446,355
5.750%, due 10/12/10	366,000	383,385
Morocco Government International Bond 4.250%, due 12/11/22[8]	200,000	208,500
Nigeria Government International Bond 5.625%, due 06/27/22	60,000	62,250
6.750%, due 01/28/21[8]	400,000	426,080
Oman Government International Bond 5.625%, due 01/17/28[8]	200,000	201,386
Panama Government International Bond 6.700%, due 01/26/36	50,000	65,813
8.875%, due 09/30/27	80,000	114,800
Poland Government International Bond 3.250%, due 04/06/26	200,000	201,254
Republic of South Africa Government International Bond 4.850%, due 09/27/27	200,000	202,480
5.500%, due 03/09/20	100,000	104,688
5.875%, due 05/30/22	100,000	109,090
	Face amount[1]	Value
Non-US government obligations—(concluded)
Romanian Government International Bond 4.875%, due 01/22/24[8]	50,000	$54,125
6.750%, due 02/07/22[8]	160,000	181,440
Russian Foreign Bond - Eurobond 4.250%, due 06/23/27[8]	200,000	205,157
4.875%, due 09/16/23[8]	200,000	213,592
5.000%, due 04/29/20[8]	200,000	208,600
Serbia International Bond 4.875%, due 02/25/20[8]	400,000	412,800
Slovenia Government International Bond 5.250%, due 02/18/24[8]	200,000	224,223
South Africa Government International Bond 6.875%, due 05/27/19	100,000	104,885
Sri Lanka Government International Bond 6.200%, due 05/11/27[8]	200,000	210,309
6.250%, due 07/27/21[8]	200,000	211,250
Turkey Government International Bond 5.125%, due 03/25/22	450,000	466,312
5.625%, due 03/30/21	110,000	115,269
7.375%, due 02/05/25	180,000	206,325
Uruguay Government International Bond 5.100%, due 06/18/50	197,500	214,485
Total non-US government obligations (cost—$23,059,123)		23,107,881
Municipal bonds and notes—1.38%
Education—0.10%
New York City Transitional Finance Authority Building Aid Revenue Fiscal 2008, Series S-1 5.000%, due 01/15/25	100,000	100,324
Will County Community High School District No. 210 Lincoln-Way (Capital Appreciation) (AGM Insured) 4.016%, due 01/01/21[15]	780,000	735,205
		835,529
General Obligations—0.64%
Alabama Economic Settlement Authority, Series B 3.163%, due 09/15/25	2,000,000	1,994,220
City of Chicago, Series B 7.375%, due 01/01/33	1,600,000	1,820,976
State of Illinois 5.877%, due 03/01/19	1,335,000	1,371,659
		5,186,855
Transportation—0.41%
Harris County Metropolitan Transportation Authority (Build America Bonds), Series C 6.875%, due 11/01/38	3,100,000	3,332,965

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]	Value
Municipal bonds and notes—(concluded)
Utilities—0.23%
Cincinnati Water System Revenue (Build America Bonds), Series B 6.458%, due 12/01/34	100,000	$106,800
Metropolitan Water District Southern California (Build America Bonds) 5.906%, due 07/01/25	1,700,000	1,782,144
		1,888,944
Total municipal bonds and notes (cost—$10,651,968)		11,244,293
Commercial paper—0.48%
Enterprise Products Operating LLC 1.780%, due 02/09/18 (cost—$3,898,457)	3,900,000	3,898,457
Short-term US government obligation[16]—0.16%
US Treasury Bill 1.162%, due 05/24/18 (cost—$1,345,079)	1,350,000	1,343,847
Repurchase agreements—3.64%
Repurchase agreement dated 01/31/18 with State Street Bank and Trust Co., 0.050% due 02/01/18, collateralized by $4,539,659 US Treasury Notes, 2.000% to 3.125% due 01/31/21 to 08/31/21; (value—$4,556,371); proceeds: $4,467,006	4,467,000	4,467,000
Repurchase agreement dated 01/31/18 with Toronto Dominion Bank, 1.490% due 02/01/18, collateralized by $26,210,000 US Treasury Note, 2.250% due 01/31/24; (value—$25,739,039); proceeds: $25,201,043	25,200,000	25,200,000
Total repurchase agreements (cost—$29,667,000)		29,667,000

	Number of contracts	Notional amount
Options purchased—0.00%†
Put options—0.00%†
FNMA TBA, 3.500%, strike @ $73.00, expires 03/06/18 (Counterparty: JPMCB)	23,900,000	USD	17,447,000	0
US Treasury Note 10 Year Futures, strike @ $113.50, expires 02/23/18 (Counterparty: GS)	1,100	USD	124,850,000	1,100
	Number of contracts	Notional amount		Value
Options purchased—(concluded)
US Treasury Note 5 Year Futures, strike @ $108.50, expires 02/23/18 (Counterparty: GS)	300	USD	32,550,000	$300
Total options purchased (cost—$934)				1,400
Swaptions purchased—0.03%
Put swaptions—0.03%
3 Month USD LIBOR Interest Rate Swap, strike @ 2.940%, expires 08/20/18 (Counterparty: GS; pay floating rate); underlying swap terminates 08/22/48	1,200,000	USD	1,200,000	42,650
3 Month USD LIBOR Interest Rate Swap, strike @ 2.905%, expires 08/20/18 (Counterparty: MSCI; pay floating rate); underlying swap terminates 08/22/48	3,600,000	USD	3,600,000	139,655
3 Month USD LIBOR Interest Rate Swap, strike @ 2.943%, expires 08/20/18 (Counterparty: GS; pay floating rate); underlying swap terminates 12/16/49	500,000	USD	500,000	34,277
Total swaptions purchased (cost—$496,360)				216,582

	Number of shares
Investment of cash collateral from securities loaned—0.20%
Money market fund—0.20%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$1,618,650)	1,618,650	1,618,650
Total investments (cost—$891,967,590)—110.04%		897,482,228
Liabilities in excess of other assets—(10.04)%		(81,889,308)
Net assets—100.00%		$815,592,920

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

For a listing of defined portfolio acronyms, counterparty acronyms and currency type abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 243.

Swaptions written

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	24	2,400	3 Month USD LIBOR Interest Rate Swap strike @ 2.750%, terminating 12/16/24	GSB	Pay	12/12/19	$26,182	$(45,964)	$(19,782)
USD	51	5,100	3 Month USD LIBOR Interest Rate Swap strike @ 2.800%, terminating 08/22/23	GSB	Pay	08/20/18	113,591	(35,532)	78,059
USD	158	15,800	3 Month USD LIBOR Interest Rate Swap strike @ 2.800%, terminating 08/22/23	MSCI	Pay	08/20/18	352,560	(110,078)	242,482
							$492,333	$(191,574)	$300,759

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
661	EUR	3 Month EURIBOR Futures	March 2018	$205,822,620	$205,832,878	$10,258
319	EUR	3 Month EURIBOR Futures	June 2018	99,325,482	99,325,482	—
180	EUR	Euro Bund Futures	February 2018	2,235	2,235	—
150	EUR	German Euro Bund Futures	March 2018	29,597,821	29,577,438	(20,383)
2	USD	Australian Dollar Futures	March 2018	150,567	160,980	10,413
27	USD	Brazilian Real Futures	February 2018	858,037	844,695	(13,342)
4	USD	British Pound Futures	March 2018	334,790	355,000	20,210
2	USD	Canadian Dollar Futures	March 2018	155,808	162,650	6,842
61	USD	Mexican Peso Futures	March 2018	1,582,891	1,626,565	43,674
US Treasury futures buy contracts:
11	USD	US Long Bond Futures	March 2018	1,694,385	1,625,937	(68,448)
1,787	USD	US Treasury Note 10 Year Futures	March 2018	217,371,975	217,260,109	(111,866)
588	USD	US Treasury Note 5 Year Futures	March 2018	67,528,756	67,450,032	(78,724)
3	USD	US Ultra Treasury Note 10 Year Futures	March 2018	498,785	485,813	(12,972)
				$624,924,152	$624,709,814	$(214,338)
Interest rate futures sell contracts:
44	CAD	Canada Government Bond 10 Year Futures	March 2018	(4,731,610)	(4,730,179)	1,431
67	EUR	German Euro BOBL Futures	March 2018	(10,854,659)	(10,851,331)	3,328
54	EUR	German Euro Schatz Futures	March 2018	(7,496,489)	(7,496,154)	335
67	EUR	Italian Government Bond Futures	March 2018	(11,305,514)	(11,311,337)	(5,823)
361	EUR	Mid-Term Euro-OAT Futures	March 2018	(68,565,551)	(68,543,141)	22,410
35	GBP	United Kingdom Long Gilt Bond Futures	March 2018	(6,168,995)	(6,069,715)	99,280
88	USD	90-Day Eurodollar Futures	September 2019	(21,429,091)	(21,423,600)	5,491
53	USD	90-Day Eurodollar Futures	June 2020	(12,890,919)	(12,886,287)	4,632
2	USD	Euro Fx Futures with American Style Options	March 2018	(296,731)	(311,187)	(14,456)

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
US Treasury futures sell contracts:
144	USD	US Long Bond Futures	March 2018	$(21,221,986)	$(21,285,000)	$(63,014)
59	USD	US Treasury Note 10 Year Futures	March 2018	(7,289,191)	(7,173,110)	116,081
32	USD	US Treasury Note 5 Year Futures	March 2018	(3,726,137)	(3,670,750)	55,387
34	USD	US Ultra Treasury Note 10 Year Futures	March 2018	(4,520,178)	(4,426,906)	93,272
				$(180,497,051)	$(180,178,697)	$318,354
						$104,016

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BNP	EUR	13,399,000	USD	16,643,286	03/02/18	$(21,582)
BNP	USD	16,614,760	EUR	13,399,000	02/02/18	20,765
BNP	USD	9,483,354	JPY	1,062,800,000	02/15/18	258,708
BOA	GBP	16,417,000	USD	22,251,290	02/02/18	(1,058,379)
BOA	SGD	4,535,408	USD	3,334,344	03/14/18	(125,930)
BOA	USD	383,869	EUR	313,000	02/02/18	4,737
CITI	EUR	13,712,000	USD	16,484,248	02/02/18	(539,882)
CITI	JPY	649,600,000	USD	5,805,961	02/15/18	(148,539)
CITI	KRW	19,445,115,020	USD	17,471,217	03/14/18	(749,826)
CITI	MXN	2,838,000	USD	149,319	03/21/18	(1,989)
CITI	NZD	227,000	USD	162,989	02/02/18	(4,299)
CITI	TWD	630,138,586	USD	21,050,228	03/14/18	(610,466)
CITI	USD	461,330	EUR	371,000	02/02/18	(715)
CITI	USD	311,776	INR	20,439,741	03/13/18	7,976
CITI	USD	518,000	KRW	553,742,000	03/14/18	884
CITI	USD	6,148,117	TWD	184,689,440	03/14/18	200,489
CITI	USD	110,934	ZAR	1,514,000	02/06/18	16,792
CSI	USD	3,361,000	TWD	100,121,460	03/14/18	80,624
DB	GBP	15,794,000	USD	22,303,150	03/02/18	(145,013)
DB	USD	22,281,243	GBP	15,794,000	02/02/18	143,860
GSI	JPY	2,417,500,000	USD	21,480,032	02/15/18	(679,766)
GSI	MYR	2,596,159	USD	613,677	03/14/18	(51,350)
GSI	USD	8,527,073	JPY	949,400,000	02/15/18	175,518
HSBC	JPY	2,120,200,000	USD	18,813,063	02/15/18	(621,561)
HSBC	USD	3,326,235	SGD	4,525,000	03/14/18	126,098
JPMCB	JPY	941,300,000	USD	8,446,895	02/15/18	(181,447)
JPMCB	USD	888,892	GBP	623,000	02/02/18	(4,326)
JPMCB	USD	13,564,897	JPY	1,510,000,000	02/15/18	276,383
						$(3,632,236)

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

Centrally cleared credit default swap agreements on corporate issues—sell protection19

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation
Berkshire Hathaway, Inc. bond, 1.550%, due 02/09/18	USD	2,200	12/20/21	Quarterly	1.000%	$(14,162)	$57,430	$43,268
Exelon Generation Co. LLC, bond, 6.200%, due 10/01/17	USD	2,000	12/20/21	Quarterly	1.000	69,649	23,505	93,154
MetLife, Inc. bond, 4.75%, due 02/08/21	USD	1,900	12/20/21	Quarterly	1.000	17,682	48,428	66,110
Tesco PLC, bond, 6.000%, due 12/14/29	EUR	3,000	06/20/22	Quarterly	1.000	125,288	31,923	157,211
Verizon Communications, Inc., bond, 2.550%, due 06/17/19	USD	1,600	12/20/22	Quarterly	1.000	(30,702)	33,235	2,533
						$167,755	$194,521	$362,276

Centrally cleared credit default swap agreements on credit indices—buy protection18

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized depreciation
CDX North America High Yield 29 Index	USD	4,600	12/20/22	Quarterly	1.000%	$383,469	$(412,377)	$(28,908)
CMBX.NA.AAA.8 Index	USD	4,229	06/20/21	Quarterly	1.000	114,286	(370,764)	(256,478)
						$497,755	$(783,141)	$(285,386)

Centrally cleared credit default swap agreements on credit indices—sell protection19

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation
CDX North America High Yield 29 Index	USD	26,400	12/20/22	Quarterly	1.000%	$(563,087)	$669,173	$106,086
5Y Markit CDX North American Investment Grade 27 Index	USD	146,700	06/20/22	Quarterly	1.000	(2,430,877)	3,527,467	1,096,590
						$(2,993,964)	$4,196,640	$1,202,676

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

Interest rate swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[17]	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation
MSCI	BRL	42,100	01/02/20	Quarterly	1 month Brazilian Interbank Deposit Average	8.220%	$25,726	$83,173	$108,899
MSCI	BRL	10,200	01/02/25	Quarterly	1 month Brazilian Interbank Deposit Average	9.650	1,396	17,688	19,084
							$27,122	$100,861	$127,983

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[17]	Payments received by the Portfolio[17]	Value	Unrealized appreciation (depreciation)
CAD	500	12/16/46	Semi-Annual	1.750%	3 Month Canadian Dollar	$83,732	$90,087
GBP	10,500	03/21/23	Semi-Annual	1.000	6 Month EURIBOR	254,775	343,078
GBP	18,400	03/21/28	Semi-Annual	1.500	6 Month EURIBOR	243,467	743,036
GBP	4,300	06/20/48	Semi-Annual	1.500	6 Month EURIBOR	323,011	202,696
JPY	3,180,000	03/18/26	Semi-Annual	0.300	6 Month EURIBOR	(114,762)	75,233
JPY	3,620,000	03/18/26	Semi-Annual	0.300	6 Month EURIBOR	(111,782)	69,899
JPY	580,000	09/20/27	Semi-Annual	0.300	6 Month EURIBOR	13,324	41,304
JPY	120,000	01/25/28	Semi-Annual	0.285	6 Month EURIBOR	7,346	(1,243)
JPY	170,000	03/20/28	Semi-Annual	0.300	6 Month EURIBOR	10,255	(1,864)
JPY	210,000	06/18/28	Semi-Annual	0.399	6 Month EURIBOR	(2,596)	(2,418)
USD	41,900	12/05/19	Semi-Annual	3 Month USD LIBOR	1.958%	(224,534)	(224,534)
USD	4,400	12/16/20	Quarterly	2.000	3 Month USD LIBOR	53,008	97,879
USD	930	12/07/27	Quarterly	2.432	3 Month USD LIBOR	23,434	22,984
USD	20,200	12/20/27	Quarterly	2.500	3 Month USD LIBOR	460,521	990,523
						$1,019,199	$2,446,660

Credit default swap agreements on corporate issues—sell protection19

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation
BNP	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,300	03/20/20	Quarterly	1.000%	$81,794	$7,132	$88,926
GSI	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,500	03/20/20	Quarterly	1.000	98,139	8,230	106,369
							$179,933	$15,362	$195,295

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

Credit default swap agreements on credit indices—sell protection19

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation
BOA	CMBX.NA.AAA.9 Index	USD	3,200	09/17/58	Monthly	0.500%	$238,465	$21,431	$259,896

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$213,145,904	$—	$213,145,904
Government national mortgage association certificates	—	20,875	—	20,875
Federal home loan mortgage corporation certificates	—	4,268,951	—	4,268,951
Federal housing administration certificates	—	6,531	—	6,531
Federal national mortgage association certificates	—	93,938,581	14,149	93,952,730
Collateralized mortgage obligations	—	107,227,572	—	107,227,572
Asset-backed securities	—	92,369,229	—	92,369,229
Corporate notes	—	296,565,756	—	296,565,756
Loan assignments	—	18,826,570	—	18,826,570
Non-US government obligations	—	23,107,881	—	23,107,881
Municipal bonds and notes	—	11,244,293	—	11,244,293
Commercial paper	—	3,898,457	—	3,898,457
Short-term US government obligation	—	1,343,847	—	1,343,847
Repurchase agreements	—	29,667,000	—	29,667,000
Options purchased	1,400	—	—	1,400
Swaptions purchased	—	216,582	—	216,582
Investment of cash collateral from securities loaned	—	1,618,650	—	1,618,650
Futures contracts	493,044	—	—	493,044
Forward foreign currency contracts	—	1,312,834	—	1,312,834
Swap agreements	—	6,001,688	—	6,001,688
Total	$494,444	$904,781,201	$14,149	$905,289,794
Liabilities
Swaptions written	$—	$(191,574)	$—	$(191,574)
Futures contracts	(389,028)	—	—	(389,028)
Forward foreign currency contracts	—	(4,945,070)	—	(4,945,070)
Swap agreements	—	(1,236,815)	—	(1,236,815)
Total	$(389,028)	$(6,373,459)	$—	$(6,762,487)

At January 31, 2018, there were no transfers between Level 1 and Level 2.

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the period ended January 31, 2018:

	Federal housing administration certificates	Federal national mortgage association certificates	Total
Beginning balance	$7,700	$14,454	$22,154
Purchases	—	—	—
Sales	(1,196)	(471)	(1,667)
Accrued discounts/(premiums)	(24)	—	(24)
Total realized gain/(loss)	(33)	—	(33)
Net change in unrealized appreciation/depreciation	85	166	251
Transfers into Level 3	—	—	—
Transfers out of Level 3	(6,532)	—	(6,532)
Ending balance	$—	$14,149	$14,149

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2018, was $119. Transfers out of Level 3 represent the value at the end of the period. At January 31, 2018, securities were transferred from Level 3 to Level 2 as the valuation is based primarily on observable inputs from an established pricing source.

Portfolio footnotes

†  Amount represents less than 0.005%.

1  In US dollars unless otherwise indicated.

2  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

3  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

4  Illiquid investment at the period end.

5  Security is being fair valued by a valuation committee under the direction of the board of trustees.

6  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

7  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

8  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

9  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

10  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

11  Perpetual investment. Date shown reflects the next call date.

12  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

13  Bond interest in default.

14  Security, or portion thereof, was on loan at the period end.

15  Rate shown reflects annualized yield at the period end on zero coupon bond.

16  Rate shown is the discount rate at the date of purchase unless otherwise noted.

17  Payments made or received are based on the notional amount.

18  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

19  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Performance

For the six months ended January 31, 2018, the Portfolio's Class P shares returned -0.48% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Municipal 3-15 Year Blend Index (the "benchmark") returned -0.59%, and the Lipper Intermediate Municipal Debt Funds category posted a median return of -0.32%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 89. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

The Portfolio outperformed its benchmark during the reporting period. The primary drivers of performance versus the benchmark were contributions from both sector allocation and security selection, while interest rate positioning was a modest detractor from results.

From a sector standpoint, revenue bonds, which were in high investor demand due to attractive excess yield profiles, outperformed general obligation ("G.O.") bonds and prefunded bonds. Within the revenue bond sector, in which the Portfolio is overweight, the strongest performance was generated by higher-yielding airport, hospital, tobacco and broker-dealer pre-paid gas bonds. On the weaker side of performance were education, essential service and special-tax bonds. The Portfolio benefited from a small exposure to New Jersey state-backed bonds, which performed well due to positive pension funding news. Security selection was the largest contributor to returns. Top performers included revenue issues within the hospital, student loan and education sectors, mitigated by weaker performance among high-grade prerefunded and local G.O. bonds.

State and local government credit quality was stable overall during the reporting period, supported by strong property, income and sales tax trends. Exceptions included areas of the country that are heavily dependent on energy production, such as Alaska, Louisiana, New Mexico and Texas, although the recent uptick in oil prices could alleviate budgetary pressures. Several municipal credits continue to face significant long-term fiscal and pension challenges, including Illinois, New Jersey, Connecticut and Pennsylvania. The Portfolio had no exposure to Illinois, Connecticut, Pennsylvania and Puerto Rico tax-backed G.O. credits. From a credit quality standpoint, investment grade bonds rated BBB outperformed A-rated, AA-rated and AAA-rated bonds, and reflected investors' search for yield. The Portfolio was underweight the lowest investment grade BBB-rated segment, which detracted from results. However, this was mitigated by an overweight to A-rated bonds, as they performed well.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Standish Mellon Asset Management Company LLC ("Standish")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA and Fred Lee, CFA, assisted by Anthony Karaminas, CFA

Standish: Daniel Marques, CFA and Daniel Rabasco, CFA

Objective:

High current income exempt from federal income tax

Investment process:

The subadvisor utilizes a strategy that involves investing

in undervalued sectors, geographical regions or individual

securities.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  The Advisor and/or Subadvisor discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Municipal Fixed Income Investments

Subadvisor's comments – concluded

Municipal yields increased across all maturity ranges, as the Federal Reserve Board raised the federal funds rate 0.25% in December 2017. This rate hike, along with market expectations for subsequent hikes in 2018, caused short-term rates to rise more than longer-maturity bonds, resulting in a flattening of the yield curve. A negative contribution from yield curve positioning was driven by a modest overweight to the underperforming five-year maturity range, coupled with a modest long duration posture, as 10-year AAA municipal rates rose 0.40% during the reporting period.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.61)%	2.77%	1.92%	3.28%
Class C2	(0.86)	2.25	1.41	2.77
Class Y3	(0.48)	3.01	2.15	3.53
Class P4	(0.48)	3.02	2.18	3.54
After deducting maximum sales charge
Class A1	(2.83)	0.49	1.46	3.05
Class C2	(1.60)	1.50	1.41	2.77
Bloomberg Barclays US Municipal 3-15 Year Blend Index[5]	(0.59)	2.93	2.39	3.95
Lipper Intermediate Municipal Debt Funds median	(0.32)	2.86	1.87	3.34

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.09%	4.37%	2.17%	3.58%
Class C2	0.83	3.85	1.66	3.06
Class Y3	1.21	4.61	2.40	3.83
Class P4	1.29	4.71	2.44	3.85
After deducting maximum sales charge
Class A1	(1.19)	2.06	1.71	3.35
Class C2	0.08	3.10	1.66	3.06

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, were as follows: Class A—0.92% and 0.82%; Class C—1.42% and 1.32%; Class Y—0.71% and 0.57%; and Class P—0.67% and 0.57%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.82%; Class C—1.32%; Class Y—0.57%; and Class P—0.57%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays US Municipal 3-15 Year Blend Index is an unmanaged total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Municipal Fixed Income Investments

Portfolio statistics—January 31, 2018 (unaudited)

Characteristics
Weighted average duration	4.93 yrs.
Weighted average maturity	9.44 yrs.
Average coupon	5.77%
Top five states[1]	Percentage of net assets
Texas	12.5%
Illinois	11.6
New York	11.6
California	7.0
Florida	4.2
Total	46.9%
Credit rating[2]	Percentage of total investments
AAA	8.4%
AA	38.8
A	29.7
BBB	4.4
Non-rated	18.4
Cash equivalents and other assets less liabilities	0.3
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Municipal bonds and notes—99.73%
Alabama—1.16%
Alabama Federal Aid Highway Finance Authority, Series A 5.000%, due 09/01/29	$2,000,000	$2,408,480
Lower Alabama Gas District Gas Project Revenue, Series A 5.000%, due 09/01/31	1,500,000	1,764,645
		4,173,125
Alaska—0.46%
City of Anchorage AK Wastewater Revenue Refunding, Series B 5.000%, due 05/01/31	1,395,000	1,639,725
Arizona—1.30%
Maricopa County Industrial Development Authority (Banner Health Obligation Group), Series A 5.000%, due 01/01/31	3,000,000	3,501,930
Salt Verde Financial Corp., Revenue Bonds 5.000%, due 12/01/32	1,000,000	1,177,430
		4,679,360
Arkansas—0.45%
University of Arkansas, (Fayetteville Campus), Series A 5.000%, due 11/01/29	1,385,000	1,609,910
California—6.96%
California Infrastructure & Economic Development Bank Revenue Refunding (Academy of Motion Picture Arts) 5.000%, due 11/01/28	1,205,000	1,392,522
California State 5.000%, due 09/01/23	1,000,000	1,140,080
5.000%, due 12/01/24	2,000,000	2,335,800
5.000%, due 08/01/30	1,000,000	1,181,920
California State Public Works Board Lease Revenue (Judicial Council Project), Series A 5.000%, due 03/01/24	1,750,000	2,006,043
California State Public Works Board Lease Revenue Refunding, Series H 5.000%, due 12/01/23	2,705,000	3,159,169
Los Angeles Department of Airports (Los Angeles International Airport), Series A, AMT 5.000%, due 05/15/32	2,000,000	2,231,380
Los Angeles Department of Water & Power Revenue Power Systems, Series B 5.000%, due 07/01/25	5,000,000	5,399,650
North Natomas Community Facilities District No. 4 Special Tax, Series E 5.000%, due 09/01/19	1,385,000	1,453,294
Northern California Power Agency Refunding (Hydroelectric Project 1), Series A 5.000%, due 07/01/28	1,845,000	2,074,370
	Face amount	Value
Municipal bonds and notes—(continued)
California—(concluded)
Orange County Transportation Authority Toll Road Revenue Refunding (Senior Lien 91 Express Lanes) 5.000%, due 08/15/29	$1,000,000	$1,150,810
Stockton Unified School District (AGM Insured) 5.000%, due 07/01/23	1,270,000	1,438,212
University of California Revenue Unrefunded General, Series Q 5.250%, due 05/15/23	110,000	111,221
		25,074,471
Colorado—2.83%
Denver City & County Airport Revenue Subseries A, AMT 5.500%, due 11/15/26	7,000,000	8,079,610
University of Colorado Revenue Refunding, Series A-2 5.000%, due 06/01/30	1,750,000	2,117,710
		10,197,320
Connecticut—1.49%
Connecticut State (Gaap Conversion Bonds—2013), Series A 5.000%, due 10/15/25	2,900,000	3,217,869
Hartford County Metropolitan District Revenue (Green Bonds), Series A 5.000%, due 11/01/29	1,870,000	2,133,595
		5,351,464
District of Columbia—1.45%
Metropolitan Washington, Airport Authority Airport System Revenue, AMT 5.000%, due 10/01/28	2,500,000	2,958,125
Metropolitan Washington, Airport Authority Airport System Revenue, Series A, AMT 5.000%, due 10/01/22	2,000,000	2,261,100
		5,219,225
Florida—4.19%
Broward Port Facilities Revenue Refunding, Series B, AMT 5.000%, due 09/01/21	2,000,000	2,198,300
Citizens Property Insurance Corp. Revenue, Series A-1 5.000%, due 06/01/25	7,000,000	8,173,690
JEA Electric System Revenue, Series A 5.000%, due 10/01/24	1,200,000	1,380,048
Miami Beach Redevelopment Agency Tax Increment Revenue Refunding 5.000%, due 02/01/28	1,000,000	1,147,430
Orange County Florida Tourist Development Tax Revenue Refunding, Series B 5.000%, due 10/01/30	1,885,000	2,192,557
		15,092,025

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Georgia—2.22%
Atlanta Development Authority Revenue Senior Lien, Series A-1 5.000%, due 07/01/32	$2,000,000	$2,297,020
Fulton County Development Authority of Georgia Revenue (Anticipation CTFS-Wellstar Health System, Inc. Project), Series A 5.000%, due 04/01/36	1,000,000	1,128,580
Fulton County Development Authority of Georgia Revenue (Piedmont Healthcare, Inc. Project), Series A 5.000%, due 07/01/27	1,500,000	1,756,860
Main Street Natural Gas, Inc. Revenue, Series A 5.500%, due 09/15/28	1,500,000	1,814,505
Series B 1 mo. USD LIBOR + 0.750%, 2.320%, due 04/01/48[1]	1,000,000	997,410
		7,994,375
Illinois—11.60%
Chicago O'Hare International Airport Revenue Refunding, Series A, AMT 5.000%, due 01/01/29	2,500,000	2,810,050
Chicago O'Hare International Airport Revenue Senior Lien, Series B 5.000%, due 01/01/35	1,750,000	1,981,717
Chicago O'Hare International Airport Revenue, Series A, AMT 5.000%, due 01/01/23	1,150,000	1,271,463
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	5,180,000	5,469,925
Illinois County of Cook Sale Tax Revenue Refunding 5.000%, due 11/15/35	2,500,000	2,875,425
Illinois Finance Authority Revenue Advocate Health Care Network 5.000%, due 06/01/27	3,000,000	3,328,350
Illinois Finance Authority Revenue University of Chicago, Series A 5.000%, due 10/01/29	2,440,000	2,728,481
Illinois Municipal Electric Agency Power Supply System Revenue Refunding, Series A 5.000%, due 02/01/32	2,500,000	2,851,475
Illinois Toll Highway Authority Toll Highway Revenue Refunding Senior, Series A-1 5.000%, due 01/01/25	1,250,000	1,331,237
Railsplitter Tobacco Settlement Authority 5.500%, due 06/01/23	6,115,000	6,862,070
6.000%, due 06/01/28	2,500,000	2,845,725
Southwestern Illinois Development Authority Health Facility Revenue (Memorial Group, Inc.) 7.125%, due 11/01/30	1,500,000	1,909,740
University of Illinois, (Auxiliary Facilities System), Series A 5.000%, due 04/01/27	4,000,000	4,428,320
	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
University of Illinois, Series A 5.000%, due 04/01/30	$1,000,000	$1,114,130
		41,808,108
Indiana—1.56%
Indiana Finance Authority Revenue Refunding (Stadium Project), Series A 5.250%, due 02/01/35	1,000,000	1,172,770
Richmond Hospital Authority Revenue Refunding Reid Hospital & Health Care, Series A 5.000%, due 01/01/30	2,055,000	2,296,709
Whiting City Revenue (BP Products North America, Inc. Project), AMT 5.000%, due 11/01/47	1,840,000	2,145,054
		5,614,533
Kentucky—1.61%
Kentucky Public Energy Authority Revenue, Series A 4.000%, due 04/01/48	3,250,000	3,526,802
Pikeville Hospital Revenue Refunding & Improvement (Pikeville Medical Center) 6.000%, due 03/01/22	2,055,000	2,285,304
		5,812,106
Louisiana—3.03%
East Baton Rouge Sewerage Commission Revenue Refunding, Series B 5.000%, due 02/01/28	1,000,000	1,150,570
New Orleans Aviation Board Revenue, Series B (AGM Insured), AMT 5.000%, due 01/01/28	1,500,000	1,707,105
State of Louisiana State Highway Improvement Revenue, Series A 5.000%, due 06/15/29	3,500,000	4,029,970
Tobacco Settlement Funding Corp., (Asset-Backed Refunding Bonds), Series A 5.000%, due 05/15/27	4,000,000	4,022,400
		10,910,045
Maryland—0.77%
Maryland Economic Development Corp. (Purple Line Light Rail Project) Revenue Bonds, Series A, AMT 5.000%, due 03/31/24	1,000,000	1,098,360
Maryland Health & Higher Educational Facilities Authority Revenue Peninsula Regional Medical Center 5.000%, due 07/01/32	1,500,000	1,669,185
		2,767,545

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Massachusetts—4.05%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Notes (Accelerated Bridge Program), Series A 5.000%, due 06/15/23	$2,500,000	$2,824,550
Massachusetts Educational Financing Authority, Series K, AMT 5.000%, due 07/01/22	2,500,000	2,760,700
Massachusetts State College Building Authority Revenue Refunding, Series B 5.000%, due 05/01/29	2,500,000	2,785,500
Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series B 5.000%, due 08/15/28	3,000,000	3,387,000
Massachusetts State, Series B 5.000%, due 08/01/22	2,500,000	2,839,475
		14,597,225
Michigan—2.75%
Detroit Sewer Disposal Revenue Senior Lien, Series A (AGM Insured) 5.250%, due 07/01/19	2,500,000	2,617,675
Great Lakes Water Authority Water Supply System Revenue Refunding Senior Lien, Series D 5.000%, due 07/01/26	1,100,000	1,271,347
Michigan State Finance Authority Revenue Refunding (Beaumont Health Credit Group) 5.000%, due 08/01/33	2,415,000	2,687,654
Michigan State Finance Authority Revenue Refunding (Detroit School District), Series A 5.000%, due 05/01/22	1,485,000	1,648,216
Michigan State Finance Authority Revenue Refunding Senior Lien (Detroit Water And Sewerage), Series C-3 (AGM Insured) 5.000%, due 07/01/30	1,500,000	1,694,355
		9,919,247
Minnesota—0.29%
Minneapolis-St Paul Metropolitan Airports Commission Senior Revenue, Series C 5.000%, due 01/01/34	900,000	1,052,892
Missouri—3.69%
City of Kansas City, Missouri Airport Revenue, Series A, AMT 5.000%, due 09/01/23	5,000,000	5,534,000
Missouri Joint Municipal Electric Utility Commission Revenue Refunding Prairie State Project, Series A 5.000%, due 12/01/25	2,300,000	2,671,174
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Coxhealth, Series A 5.000%, due 11/15/34	2,000,000	2,236,420
	Face amount	Value
Municipal bonds and notes—(continued)
Missouri—(concluded)
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Saint Luke's Health System 5.000%, due 11/15/28	$1,000,000	$1,152,990
Missouri State Health & Educational Facilities Authority Health Facilities Revenue SSM Health Care, Series A 5.000%, due 06/01/27	1,500,000	1,702,575
		13,297,159
Nebraska—1.98%
City of Lincoln, Nebraska Electric System Revenue 5.000%, due 09/01/22	3,790,000	4,315,522
Public Power Generation Agency Revenue Refunding Whelan Energy Center Unit 2, Series A 5.000%, due 01/01/30	2,500,000	2,828,375
		7,143,897
Nevada—0.84%
Las Vegas Valley Water District, Series B 5.000%, due 06/01/25	2,700,000	3,036,717
New Jersey—3.40%
New Jersey Economic Development Authority Revenue Refunding, Series WW 5.250%, due 06/15/31	2,100,000	2,302,503
Series XX 5.000%, due 06/15/26	1,600,000	1,762,288
New Jersey Economic Development Authority Water Facilities Revenue Refunding American Water Co., Series C, AMT 5.100%, due 06/01/23	1,000,000	1,074,010
New Jersey Health Care Facilities Financing Authority Revenue Refunding (Virtua Health) 5.000%, due 07/01/25	1,500,000	1,710,780
New Jersey State Higher Education Assistance Authority Revenue, Series 1A, AMT 5.000%, due 12/01/18	1,000,000	1,025,900
5.000%, due 12/01/21	2,550,000	2,785,314
New Jersey Turnpike Authority Revenue, Series E 5.000%, due 01/01/30	1,350,000	1,597,820
		12,258,615
New York—11.63%
Metropolitan Transportation Authority New York Dedicated Tax Fund, Subseries B-1 5.000%, due 11/15/29	2,500,000	2,873,875

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
New York—(continued)
Metropolitan Transportation Authority Revenue Refunding, Series D 5.000%, due 11/15/30	$1,500,000	$1,749,030
Nassau County New York Industrial Development, Series B 5.000%, due 10/01/21	4,045,000	4,476,076
New York City Municipal Finance Authority Water & Sewer Systems Revenue Refunding, Series DD 5.000%, due 06/15/29	1,500,000	1,740,570
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue (Second General Resolution), Series HH 5.000%, due 06/15/29	2,500,000	2,756,050
New York City Transitional Finance Authority Future Tax Secured Revenue, Series B 5.000%, due 02/01/23	2,500,000	2,733,175
Subseries I 5.000%, due 05/01/23	2,435,000	2,802,344
New York City, Series E 5.000%, due 08/01/24	3,065,000	3,500,199
Series H 5.000%, due 08/01/25	2,990,000	3,463,437
New York State Dorm Authority State Personal Income Tax Revenue General Purpose, Series C 5.000%, due 03/15/25	2,320,000	2,547,151
New York State Dorm Authority State University Dormitory Facilities, Series A 5.000%, due 07/01/34	2,500,000	2,909,600
New York State Urban Development Corp. Empire State Development State Personal Income Tax Revenue Bonds, Series E 5.000%, due 03/15/31	2,000,000	2,260,380
New York Transportation Development Corp. Special Facility Revenue Refunding (Laguardia Airport Terminal B Redevelopment), Series A, AMT 5.000%, due 07/01/34	1,000,000	1,102,380
New York Transportation Development Corp. Special Facility Revenue Refunding (Terminal One Group Association), AMT 5.000%, due 01/01/22	1,500,000	1,650,735
Port Authority of New York & New Jersey Revenue Consolidated (One Hundred Eighty-Fifth), AMT 5.000%, due 09/01/22	2,400,000	2,707,992
Triborough Bridge & Tunnel Authority Revenue, Subseries 2003B-2 1 mo. USD LIBOR - 0.350%, 1.398%, due 01/01/33[1]	1,500,000	1,500,795
	Face amount	Value
Municipal bonds and notes—(continued)
New York—(concluded)
TSASC, Inc. Tobacco Settlement Bonds, Series A 5.000%, due 06/01/34	$1,000,000	$1,138,110
		41,911,899
North Carolina—1.18%
North Carolina Capital Improvement Obligations, Series C 5.000%, due 05/01/30	1,000,000	1,105,140
North Carolina Medical Care Commission Health Care Facilities Revenue Refunding (Vidant Health) 5.000%, due 06/01/32	1,500,000	1,692,885
North Carolina Turnpike Authority Senior Lien (AGM Insured) 5.000%, due 01/01/26	1,250,000	1,457,475
		4,255,500
Oregon—0.73%
Oregon State Facilities Authority Revenue Refunding (Legacy Health Project), Series A 5.000%, due 06/01/32	2,300,000	2,633,109
Pennsylvania—3.30%
Allegheny County Port Authority Special Revenue Refunding Transportation 5.000%, due 03/01/25	1,000,000	1,087,930
Pennsylvania Turnpike Commission Motor License Fund-Enhanced Turnpike Subordinate Special Revenue 5.000%, due 12/01/33	1,500,000	1,713,885
Pennsylvania Turnpike Commission Turnpike Refunding Subordinated Revenue, Series B 5.000%, due 06/01/28	2,000,000	2,286,500
Pennsylvania Turnpike Commission Turnpike Revenue, Series B 5.000%, due 12/01/32	1,250,000	1,424,200
Philadelphia Airport Revenue, Series B, AMT 5.000%, due 07/01/32	1,250,000	1,434,888
Philadelphia School District Prerefunded, Series F 5.000%, due 09/01/30	10,000	12,091
Philadelphia School District Refunding, Series E 5.000%, due 09/01/18	1,000,000	1,018,150
Philadelphia School District Unrefunded, Series F 5.000%, due 09/01/30	2,640,000	2,898,403
		11,876,047
Rhode Island—1.10%
Rhode Island Health & Educational Building Corp. Higher Educational Facilities Revenue (Brown University) 5.000%, due 09/01/22	3,500,000	3,978,730
South Carolina—0.77%
Columbia Waterworks & Sewer Systems Refunding 5.000%, due 02/01/28	2,500,000	2,785,725

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Tennessee—1.98%
Metropolitan Government of Nashville & Davidson County, Series D 5.000%, due 07/01/23	$5,000,000	$5,386,050
Tennessee Energy Acquisition Corp. Gas Revenue, Series A 5.250%, due 09/01/26	1,500,000	1,757,340
		7,143,390
Texas—12.54%
Arlington City, Texas Special Tax Revenue Senior Lien (AGM Insured) 5.000%, due 02/15/31	1,500,000	1,714,560
Arlington Independent School District School Building Bond, Series A (PSF-GTD) 5.000%, due 02/15/25	1,400,000	1,601,698
5.000%, due 02/15/26	1,295,000	1,476,235
Central Texas Regional Mobility Authority Senior Lien Revenue, Series A 5.000%, due 01/01/35	1,100,000	1,223,596
Central Texas Turnpike System, Series C 5.000%, due 08/15/31	2,000,000	2,244,620
City of Brownsville, Texas Utilities System Revenue, Series A 5.000%, due 09/01/28	2,225,000	2,500,678
City of Rockwall, Texas Combination Tax and Surplus Revenue 5.000%, due 08/01/21	1,000,000	1,107,990
Clifton Higher Education Finance Corp. Revenue Refunding Idea Public Schools (PSF-GTD) 5.000%, due 08/15/28	1,100,000	1,261,293
Cypress-Fairbanks Independent School District (PSF-GTD) 5.000%, due 02/15/25	2,500,000	2,860,175
Dickinson Independent School District (PSF-GTD) 5.000%, due 02/15/30	2,500,000	2,873,800
EL Paso County Hospital District 5.000%, due 08/15/29	2,000,000	2,197,260
Harris County Metropolitan Transportation Authority Sales & Use Tax Revenue Contractual Obligations 5.000%, due 11/01/23	2,000,000	2,317,100
Harris County-Houston Sports Authority Revenue Refunding Senior Lien, Series A 5.000%, due 11/15/29	1,000,000	1,131,110
Houston Utility System Revenue First Lien, Series D 5.000%, due 11/15/29	2,000,000	2,226,960
Love Field Airport Modernization Corp. General Airport Revenue, AMT 5.000%, due 11/01/35	1,700,000	1,907,179
	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
North Texas Tollway Authority Revenue Refunding, Series A 5.000%, due 01/01/31	$2,750,000	$3,100,185
5.000%, due 01/01/34	2,775,000	3,091,655
Socorro Independent School District Refunding, Series A (PSF-GTD) 5.000%, due 08/15/28	3,885,000	4,556,755
Tarrant County Cultural Education Facilities Finance Corp. Hospital Revenue Refunding (Baylor Scott and White Memorial Hospital), Series B 5.000%, due 11/15/32	1,000,000	1,145,720
University of Houston Revenue Refunding, Series C 5.000%, due 02/15/29	2,000,000	2,331,860
West Travis County Public Utility Agency Revenue 5.500%, due 08/15/24	1,000,000	1,129,140
West Travis County Public Utility Agency Revenue (BAM Insured) 5.000%, due 08/15/30	1,000,000	1,171,120
		45,170,689
Virginia—2.11%
City of Richmond, Virginia Public Utility Revenue 5.000%, due 01/15/26	2,030,000	2,421,364
Virginia College Building Authority Virginia Educational Facilities Revenue Bonds, (21st Century College), Series C 5.000%, due 02/01/31	2,825,000	3,348,359
Virginia Small Business Financing Authority Senior Lien Revenue Bonds, (95 Express Lanes LLLC Project), AMT 5.000%, due 07/01/34	1,700,000	1,827,891
		7,597,614
Washington—3.38%
Central Puget Sound Regional Transit Authority Revenue (Green Bonds), Series S-1 5.000%, due 11/01/26	1,000,000	1,211,030
City of Seattle Washington Municipal Light and Power Improvement Unrefunded Revenue, Series, A 5.000%, due 02/01/22	1,145,000	1,252,149
Energy Northwest Project 1 Electric Revenue Refunding, Series A 5.000%, due 07/01/26	1,000,000	1,129,730
Port of Seattle Revenue Refunding, AMT 5.500%, due 12/01/22	500,000	558,155
Port of Seattle Revenue, Series C, AMT 5.000%, due 04/01/32	1,955,000	2,217,283
Washington State, Series A-1 5.000%, due 08/01/31	5,000,000	5,812,650
		12,180,997

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Municipal bonds and notes—(concluded)
Wisconsin—2.93%
Public Finance Authority lease Development Revenue (Central District Development Project) 5.000%, due 03/01/34	$1,500,000	$1,690,875
Wisconsin Health & Educational Facilities Authority Revenue (Aspirus, Inc. Obligated Group) 5.000%, due 08/15/27	1,000,000	1,124,290
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care, Inc.), Series A 5.125%, due 04/15/31	3,000,000	3,276,870
Wisconsin Health & Educational Facilities Authority Revenue (Unitypoint Health), Series A 5.000%, due 12/01/26	1,175,000	1,352,590
WPPI Energy Power Supply Revenue, Series A 5.000%, due 07/01/32	2,760,000	3,099,866
		10,544,491
Total municipal bonds and notes (cost—$353,565,453)		359,327,280
	Face amount	Value
Repurchase agreement—0.91%
Repurchase agreement dated 01/31/18 with State Street Bank and Trust Co., 0.050% due 02/01/18, collateralized by $3,360,000 US Treasury Note, 2.125% due 01/31/21; (value—$3,344,117); proceeds: $3,275,005 (cost—$3,275,000)	$3,275,000	$3,275,000
Total investments (cost—$356,840,453)—100.64%		362,602,280
Liabilities in excess of other assets—(0.64)%		(2,302,050)
Net assets—100.00%		$360,300,230

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 243.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$359,327,280	$—	$359,327,280
Repurchase agreement	—	3,275,000	—	3,275,000
Total	$—	$362,602,280	$—	$362,602,280

At January 31, 2018 there were no transfers between Level 1 and Level 2.

Portfolio footnote

1  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Performance

For the six months ended January 31, 2018, the Portfolio's Class P shares returned 2.06% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays Global Aggregate Index (the "benchmark") returned 2.36%, the Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index returned 2.85% and the Lipper Global Income Funds median returned 1.85%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 99. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

The Portfolio outperformed its benchmark during the reporting period on a gross-of-fees basis but underperformed the benchmark on a net-of-fees basis. The key contributors to performance were an overweight to investment grade credit and a short position in US rates, while the main detractors were a short France versus Germany position and a Germany 10-year/30-year yield curve steepener position. The Portfolio ended the period with a duration that was shorter than that of the benchmark.

Investment grade credit contributed to performance as the sector benefited from strong fundamentals, as well as investor demand, which remained healthy. After two strong earnings seasons, operating trends continued to be supportive of credit fundamentals in the third quarter of 2017, with median revenue and EBITDA (earnings before interest, taxes, depreciation and amortization) growth of 3 - 4%. Given the supportive economic backdrop, estimates for the fourth quarter of 2017 were revised upward. Demand also remained strong, with investment grade credit experiencing the largest influx of retail inflows after equities. Toward the end of the reporting period, the sector was propelled by "risk-on" sentiment, driven by the implementation of US tax reform. Our decision to short front-end US and 10-year US Treasuries contributed to performance as our long-term view of higher US yields came to fruition in September 2017. The subsequent re-pricing of Federal Reserve Board rate hikes resulted in outperformance of our short positions.

An allocation to a short France versus Germany position detracted from performance, as the yield spread between the government bond yields of the eurozone's two largest economies tightened over the period on the back of strong macroeconomic data. This led to increased confidence in the bloc's prospects as political uncertainty in France faded. Our Germany 10-year/30-year yield curve steepener position detracted from performance, as European bonds sold off due to fears that the asset purchase program from the European Central (ECB) might not be extended beyond mid-2018. This position was closed in January 2018, following the hawkish tones from ECB.

PACE Select Advisors Trust – PACE Global Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

J.P. Morgan Investment Management, Inc. (d/b/a J.P. Morgan Asset Management) ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA and Fred Lee, CFA, assisted by Anthony Karaminas, CFA

J.P. Morgan: Iain Stealey, CFA and Linda Raggi, CFA since January 2017

Objective:

High total return

Investment process:

The subadvisor utilizes a strategy that involves investing

primarily in global fixed income securities either directly

or through the use of financial derivative instruments

where appropriate.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  The Advisor and/or Subadvisor discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Global Fixed Income Investments

Subadvisor's comments – concluded

We utilized derivatives over the period for efficient portfolio management purposes. The main types of financial derivative contracts we use are interest rate futures and foreign exchange currency forwards contracts. This allows us to implement our strategy as well as to hedge or take currency risk. We used interest rate futures to take a short position in US duration through eurodollar futures contracts. Overall, the use of derivatives was beneficial to our portfolio management process.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.85%	6.78%	0.36%	2.03%
Class C2	1.71	6.27	(0.11)	1.55
Class Y3	1.95	6.89	0.54	2.25
Class P4	2.06	6.98	0.56	2.25
After deducting maximum sales charge
Class A1	(1.95)	2.73	(0.40)	1.65
Class C2	0.96	5.52	(0.11)	1.55
Bloomberg Barclays Global Aggregate Index[5]	2.36	7.46	1.22	2.93
Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index[6]	2.85	7.31	2.21	3.27
Lipper Global Income Funds median	1.85	6.86	1.60	3.45

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.56%	6.61%	(0.07)%	2.27%
Class C2	2.31	6.10	(0.54)	1.78
Class Y3	2.65	6.81	0.13	2.51
Class P4	2.66	6.80	0.13	2.49
After deducting maximum sales charge
Class A1	(1.24)	2.64	(0.83)	1.88
Class C2	1.56	5.35	(0.54)	1.78

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, were as follows: Class A—1.29% and 1.06%; Class C—1.77% and 1.54%; Class Y—1.13% and 0.90%; and Class P—1.11% and 0.87%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.06%; Class C—1.54%; Class Y—0.90%; and Class P—0.87%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index, is an index which provides a broad-based measure of the global investment grade fixed income markets excluding US dollar-denominated debt and provides 50% of its currency exposure in the US dollar. The other major currency exposures in this index are the Euro, the Japanese yen and, to a lesser extent, the British pound and the Canadian dollar. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate indices. The index also includes Canadian, Euro-yen, and other non-USD-denominated investment grade aggregate index eligible securities not already in the indices already noted. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Global Fixed Income Investments

Portfolio statistics—January 31, 2018 (unaudited)

Characteristics
Weighted average duration	6.72 yrs.
Weighted average maturity	10.52 yrs.
Average coupon	3.23%
Top ten holdings[1]	Percentage of net assets
Japan Government Twenty Year Bond, 2.200% due 09/20/26	4.2%
Japan Government Five Year Bond, 0.100% due 09/20/21	3.9
US Treasury Note, 1.375% due 12/15/19	3.5
FNMA TBA, 3.000%	2.8
FHLMC TBA, 4.000%	2.0
GNMA II TBA, 3.500%	1.9
Japan Government Two Year Bond, 0.100% due 09/15/19	1.8
FNMA TBA, 3.500%	1.8
United Kingdom Gilt, 3.250% due 01/22/44	1.5
Korea Treasury Bond, 3.000% due 09/10/24	1.3
Total	24.7%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	45.8%
Japan	16.2
United Kingdom	6.6
Spain	4.3
Italy	4.2
Total	77.1%
Investments by type of issuer[1]	Percentage of total investments
Government and other public issuers	55.5%
Banks and other financial institutions	14.9
Industrial	18.7
Investment of cash collateral from securities loaned	0.5
Repurchase agreement	10.4
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount		Value
Long-term global debt securities—87.67%
Argentina—0.27%
Argentine Republic Government International Bond 6.875%, due 04/22/21	USD	450,000	$479,925
6.875%, due 01/11/48	USD	730,000	707,005
			1,186,930
Australia—1.63%
Australia Government Bond 3.000%, due 03/21/47[1]	AUD	600,000	445,769
4.250%, due 04/21/26[1]	AUD	4,050,000	3,625,981
BHP Billiton Finance Ltd. (fixed, converts to FRN on 10/22/22), 6.500%, due 10/22/77[1]	GBP	280,000	467,751
Westpac Banking Corp. 2.100%, due 02/25/21[1]	USD	2,600,000	2,555,590
			7,095,091
Austria—0.66%
Republic of Austria Government Bond 1.200%, due 10/20/25[1,2]	EUR	2,200,000	2,861,905
Belgium—0.90%
Kingdom of Belgium Government Bond 4.250%, due 09/28/22[1]	EUR	1,250,000	1,854,410
5.000%, due 03/28/35[1,2]	EUR	1,050,000	2,057,410
			3,911,820
Brazil—1.69%
Brazil Notas do Tesouro Nacional Serie F 10.000%, due 01/01/19	BRL	11,350,000	3,658,538
10.000%, due 01/01/21	BRL	11,300,000	3,663,260
			7,321,798
Canada—3.71%
Bank of Montreal MTN 2.350%, due 09/11/22	USD	900,000	874,374
Canadian Government Bond 1.500%, due 06/01/26	CAD	2,300,000	1,758,415
5.000%, due 06/01/37	CAD	650,000	741,455
5.750%, due 06/01/33	CAD	910,000	1,060,956
Canadian Natural Resources Ltd. 3.900%, due 02/01/25	USD	80,000	81,331
Cenovus Energy, Inc. 5.200%, due 09/15/43	USD	137,000	138,789
6.750%, due 11/15/39	USD	221,000	266,559
Fortis, Inc. 3.055%, due 10/04/26	USD	135,000	127,688
Hydro-Quebec 6.500%, due 02/15/35	CAD	750,000	889,817
MEG Energy Corp. 6.500%, due 01/15/25[2,3]	USD	250,000	245,000
National Bank of Canada 0.500%, due 01/26/22[1]	EUR	2,000,000	2,511,049
Province of Ontario Canada 2.400%, due 06/02/26	CAD	4,050,000	3,190,478
	Face amount		Value
Long-term global debt securities—(continued)
Canada—(concluded)
Province of Quebec Canada 5.000%, due 12/01/41	CAD	1,100,000	$1,186,310
The Toronto-Dominion Bank 0.250%, due 04/27/22[1]	EUR	1,600,000	1,986,082
Valeant Pharmaceuticals International, Inc. 5.875%, due 05/15/23[2]	USD	250,000	225,750
7.000%, due 03/15/24[2]	USD	400,000	425,376
Videotron Ltd. 5.375%, due 06/15/24[2]	USD	395,000	419,688
			16,129,117
Chile—0.95%
Chile Government International Bond 1.440%, due 02/01/29[4]	EUR	876,000	1,086,238
5.500%, due 08/05/20	CLP	1,752,500,000	3,038,856
			4,125,094
Colombia—0.05%
Colombia Government International Bond 5.000%, due 06/15/45	USD	216,000	227,232
Cyprus—0.25%
Cyprus Government International Bond 3.750%, due 07/26/23[1]	EUR	770,000	1,075,516
Denmark—0.42%
Denmark Government Bond 1.500%, due 11/15/23	DKK	10,250,000	1,837,281
Ecuador—0.08%
Ecuador Government International Bond 7.875%, due 01/23/28[2]	USD	360,000	365,580
France—2.33%
Air Liquide Finance SA 2.250%, due 09/27/23[2]	USD	410,000	392,229
AXA SA (fixed, converts to FRN on 07/04/23), 5.125%, due 07/04/43[1]	EUR	1,400,000	2,094,008
Cie de Saint-Gobain 5.625%, due 11/15/24[1]	GBP	100,000	172,312
Dexia Credit Local SA 1.250%, due 11/26/24[1]	EUR	1,700,000	2,183,939
Engie SA 2.875%, due 10/10/22[1]	USD	2,369,000	2,352,779
Europcar Groupe SA 4.125%, due 11/15/24[1]	EUR	100,000	125,744
5.750%, due 06/15/22[1]	EUR	100,000	129,432
French Republic Government Bond OAT 4.000%, due 04/25/55[1]	EUR	450,000	884,809
La Financiere Atalian SAS 4.000%, due 05/15/24[1]	EUR	150,000	194,147
NEW Areva Holding SA 4.875%, due 09/23/24	EUR	100,000	140,386
SFR Group SA 5.625%, due 05/15/24[1]	EUR	100,000	126,328

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount		Value
Long-term global debt securities—(continued)
France—(concluded)
Societe Generale SA 5.200%, due 04/15/21[1]	USD	800,000	$852,378
Total Capital International SA 0.750%, due 07/12/28[1]	EUR	400,000	474,892
			10,123,383
Germany—1.86%
Bundesrepublik Deutschland Bundesanleihe 0.250%, due 02/15/27[1]	EUR	1,379,840	1,665,045
0.500%, due 02/15/26[1]	EUR	4,524,000	5,640,339
IHO Verwaltungs GmbH 3.250%, due 09/15/23[1,5]	EUR	150,000	194,364
Nidda BondCo GmbH 5.000%, due 09/30/25[1]	EUR	100,000	123,604
Nidda Healthcare Holding GmbH 3.500%, due 09/30/24[1]	EUR	150,000	187,676
Unitymedia GmbH 3.750%, due 01/15/27[1]	EUR	200,000	252,837
			8,063,865
Guernsey—0.20%
Credit Suisse Group Funding Guernsey Ltd. 2.750%, due 08/08/25[1]	GBP	600,000	872,230
Hungary—0.65%
Hungary Government Bond 7.500%, due 11/12/20	HUF	455,000,000	2,166,216
Hungary Government International Bond 5.375%, due 03/25/24	USD	600,000	668,292
			2,834,508
Indonesia—1.88%
Indonesia Government International Bond 3.375%, due 04/15/23[1]	USD	1,950,000	1,954,875
Indonesia Treasury Bond 7.000%, due 05/15/27	IDR	58,017,000,000	4,512,096
Pertamina Persero PT 4.300%, due 05/20/23[1]	USD	1,650,000	1,709,651
			8,176,622
Ireland—0.91%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.650%, due 07/21/27	USD	375,000	361,377
3.950%, due 02/01/22	USD	380,000	387,807
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.750%, due 03/15/24[1]	EUR	125,000	159,531
7.250%, due 05/15/24[2]	USD	225,000	241,808
GE Capital International Funding Co., Unlimited Co. 3.373%, due 11/15/25	USD	410,000	402,903
4.418%, due 11/15/35	USD	430,000	443,851
Ireland Government Bond 1.000%, due 05/15/26[1]	EUR	1,030,000	1,294,014
	Face amount		Value
Long-term global debt securities—(continued)
Ireland—(concluded)
Shire Acquisitions Investments Ireland DAC 2.875%, due 09/23/23	USD	670,000	$650,393
			3,941,684
Italy—4.21%
Autostrade per l'Italia SpA 1.750%, due 06/26/26[1]	EUR	500,000	636,971
6.250%, due 06/09/22	GBP	1,000,000	1,686,291
Enel SpA (fixed, converts to FRN on 01/10/19), 6.500%, due 01/10/74[1]	EUR	150,000	196,894
Eni SpA 1.125%, due 09/19/28[1]	EUR	900,000	1,060,126
EVOCA SpA 7.000%, due 10/15/23[1]	EUR	125,000	166,740
Intesa Sanpaolo SpA 3.875%, due 07/14/27[2]	USD	440,000	430,300
Italy Buoni Poliennali Del Tesoro 2.050%, due 08/01/27	EUR	3,550,000	4,421,658
4.750%, due 09/01/21	EUR	3,700,000	5,303,007
5.000%, due 09/01/40[1]	EUR	2,100,000	3,480,972
Leonardo SpA 4.875%, due 03/24/25	EUR	200,000	299,828
Telecom Italia SpA 3.000%, due 09/30/25[1]	EUR	300,000	397,104
Wind Tre SpA 5.000%, due 01/20/26[2]	USD	250,000	226,905
			18,306,796
Japan—16.17%
Japan Government Five Year Bond 0.100%, due 09/20/21	JPY	1,852,950,000	17,086,959
Japan Government Forty Year Bond 2.200%, due 03/20/51	JPY	392,600,000	4,978,400
Japan Government Thirty Year Bond 1.700%, due 06/20/44	JPY	200,000,000	2,248,401
2.300%, due 12/20/36	JPY	429,850,000	5,174,304
2.300%, due 03/20/39	JPY	201,500,000	2,452,405
Japan Government Twenty Year Bond 0.700%, due 03/20/37	JPY	463,100,000	4,348,313
2.100%, due 09/20/29	JPY	399,900,000	4,478,902
2.200%, due 09/20/26	JPY	1,693,200,000	18,376,113
Japan Government Two Year Bond 0.100%, due 09/15/19	JPY	869,850,000	7,998,684
Mizuho Bank Ltd. 1.800%, due 03/26/18[2]	USD	2,500,000	2,499,910
Sumitomo Mitsui Banking Corp. 3.200%, due 07/18/22	USD	580,000	581,071
			70,223,462
Jersey—0.22%
Heathrow Funding Ltd. 6.750%, due 12/03/26[1]	GBP	500,000	948,227
Liberia—0.09%
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22	USD	350,000	379,543

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount		Value
Long-term global debt securities—(continued)
Luxembourg—1.81%
Allergan Funding SCS 4.850%, due 06/15/44	USD	365,000	$389,335
Altice Finco SA 4.750%, due 01/15/28[1]	EUR	100,000	113,602
Altice Luxembourg SA 6.250%, due 02/15/25[1]	EUR	150,000	181,746
7.750%, due 05/15/22[2]	USD	350,000	336,000
ArcelorMittal 3.125%, due 01/14/22[1]	EUR	200,000	270,656
Dana Financing Luxembourg Sarl 6.500%, due 06/01/26[2,3]	USD	485,000	524,406
eDreams ODIGEO SA 8.500%, due 08/01/21[1]	EUR	195,264	259,158
European Financial Stability Facility 0.400%, due 05/31/26[1]	EUR	3,290,000	3,970,266
Fiat Chrysler Finance Europe SA 4.750%, due 07/15/22[1]	EUR	100,000	141,354
INEOS Group Holdings SA 5.375%, due 08/01/24[1]	EUR	200,000	263,208
5.625%, due 08/01/24[2,3]	USD	250,000	256,562
Intelsat Jackson Holdings SA 8.000%, due 02/15/24[2]	USD	300,000	315,000
Matterhorn Telecom Holding SA 4.875%, due 05/01/23[1]	EUR	200,000	249,862
SES SA (fixed, converts to FRN on 01/02/22), 4.625%, due 01/02/22[1,6]	EUR	100,000	133,437
SIG Combibloc Holdings SCA 7.750%, due 02/15/23[1]	EUR	200,000	257,793
Telenet Finance VI Luxembourg SCA 4.875%, due 07/15/27[1]	EUR	150,000	201,598
			7,863,983
Malaysia—0.25%
Malaysia Government Bond 4.160%, due 07/15/21	MYR	4,100,000	1,073,716
Mexico—1.24%
Mexican Bonos 5.750%, due 03/05/26	MXN	28,950,000	1,384,153
Mexico Government International Bond 4.125%, due 01/21/26[3]	USD	1,180,000	1,215,400
Petroleos Mexicanos 4.250%, due 01/15/25	USD	2,800,000	2,772,560
			5,372,113
Netherlands—3.63%
ABN AMRO Bank N.V. (fixed, converts to FRN on 06/30/20), 2.875%, due 06/30/25[1]	EUR	1,400,000	1,840,078
6.375%, due 04/27/21[1]	EUR	1,950,000	2,873,315
Airbus Finance BV 2.125%, due 10/29/29[1]	EUR	400,000	534,675
EDP Finance BV 1.125%, due 02/12/24[1]	EUR	800,000	998,935
2.000%, due 04/22/25[1]	EUR	910,000	1,182,337
	Face amount		Value
Long-term global debt securities—(continued)
Netherlands—(concluded)
Enel Finance International N.V. 1.966%, due 01/27/25	EUR	264,000	$346,911
5.750%, due 09/14/40[1]	GBP	250,000	488,619
Iberdrola International BV 0.375%, due 09/15/25[1]	EUR	500,000	588,511
ING Groep N.V. (fixed, converts to FRN on 04/11/23), 3.000%, due 04/11/28	EUR	1,600,000	2,169,716
Mylan N.V. 5.250%, due 06/15/46	USD	40,000	43,068
Netherlands Government Bond 1.750%, due 07/15/23[1,2]	EUR	850,000	1,145,517
4.000%, due 01/15/37[1,2]	EUR	800,000	1,489,731
NXP BV/NXP Funding LLC 5.750%, due 03/15/23[2]	USD	210,000	216,930
Petrobras Global Finance BV 7.250%, due 03/17/44	USD	376,000	399,970
7.375%, due 01/17/27	USD	341,000	378,220
Teva Pharmaceutical Finance Netherlands II BV 1.125%, due 10/15/24[1]	EUR	750,000	803,239
Ziggo Bond Finance BV 4.625%, due 01/15/25[1]	EUR	200,000	256,365
			15,756,137
New Zealand—0.87%
ANZ New Zealand Int'l Ltd. 0.625%, due 01/27/22[1]	EUR	2,900,000	3,649,915
New Zealand Government Bond 2.750%, due 04/15/37[1]	NZD	181,000	120,705
			3,770,620
Oman—0.27%
Oman Government International Bond 4.750%, due 06/15/26[1]	USD	1,200,000	1,171,582
Poland—1.08%
Republic of Poland Government Bond 5.750%, due 09/23/22	PLN	3,850,000	1,307,474
Republic of Poland Government International Bond 1.500%, due 09/09/25[1]	EUR	500,000	644,830
3.000%, due 03/17/23	USD	2,750,000	2,751,375
			4,703,679
Portugal—1.30%
Portugal Obrigacoes do Tesouro OT 4.125%, due 04/14/27[1,2]	EUR	3,800,000	5,660,599
Qatar—0.20%
Qatar Government International Bond 2.375%, due 06/02/21[1]	USD	900,000	875,250
Russia—0.63%
Russian Federal Bond—OFZ 7.500%, due 02/27/19	RUB	25,850,000	463,973
8.150%, due 02/03/27	RUB	120,050,000	2,292,263
			2,756,236

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount		Value
Long-term global debt securities—(continued)
Saudi Arabia—0.07%
Saudi Government International Bond 4.500%, due 10/26/46[1]	USD	300,000	$292,326
Slovenia—0.53%
Slovenia Government International Bond 5.250%, due 02/18/24[1]	USD	1,350,000	1,513,507
5.250%, due 02/18/24[1]	USD	700,000	785,165
			2,298,672
South Korea—1.62%
Korea Treasury Bond 3.000%, due 09/10/24	KRW	5,964,350,000	5,683,482
5.750%, due 09/10/18	KRW	1,426,460,000	1,368,018
			7,051,500
Spain—4.27%
Banco Bilbao Vizcaya Argentaria SA 0.750%, due 09/11/22[1]	EUR	1,200,000	1,487,935
Bankinter S.A. 3 mo. Euribor + 0.160%, 0.000%, due 06/21/43[1,7]	EUR	1,529,880	1,894,071
Cellnex Telecom S.A. 2.375%, due 01/16/24[1]	EUR	100,000	126,587
Fondo de Titulizacion de Activos Santander Hipotecario, Series 2 3 mo. Euribor + 0.150%, 0.000%, due 01/18/49[1,7]	EUR	1,196,748	1,453,085
Spain Government Bond 1.400%, due 04/30/28[1,2]	EUR	2,457,000	3,017,424
1.500%, due 04/30/27[1,2]	EUR	3,000,000	3,777,748
2.900%, due 10/31/46[1,2]	EUR	2,250,000	3,010,725
4.900%, due 07/30/40[1,2]	EUR	1,100,000	1,993,120
5.850%, due 01/31/22[1,2]	EUR	950,000	1,444,332
Telefonica Emisiones SAU 5.213%, due 03/08/47	USD	300,000	338,388
			18,543,415
Supranationals—0.98%
European Investment Bank 0.875%, due 09/13/24[1]	EUR	2,600,000	3,312,384
European Stability Mechanism 1.125%, due 05/03/32[1]	EUR	500,000	614,754
European Union 3.375%, due 04/04/32[1]	EUR	200,000	320,458
			4,247,596
Sweden—0.45%
Sweden Government Bond 3.500%, due 06/01/22	SEK	11,625,000	1,696,271
Verisure Holding AB 6.000%, due 11/01/22[1]	EUR	180,000	237,301
			1,933,572
United Arab Emirates—0.46%
Abu Dhabi Government International Bond 3.125%, due 10/11/27[2]	USD	2,100,000	2,015,118
	Face amount		Value
Long-term global debt securities—(continued)
United Kingdom—6.57%
Anglo American Capital PLC 3.250%, due 04/03/23[1]	EUR	500,000	$687,383
Barclays PLC (fixed, converts to FRN on 11/11/20), 2.625%, due 11/11/25[1]	EUR	1,500,000	1,950,420
3.250%, due 02/12/27[1]	GBP	1,300,000	1,907,953
BP Capital Markets PLC 3.119%, due 05/04/26	USD	1,320,000	1,303,779
Centrica PLC 4.375%, due 03/13/29[1]	GBP	200,000	322,875
HSBC Holdings PLC (fixed, converts to FRN on 11/22/22), 3.033%, due 11/22/23	USD	1,200,000	1,187,558
(fixed, converts to FRN on 03/13/27), 4.041%, due 03/13/28	USD	385,000	393,923
Imperial Brands Finance PLC 3.750%, due 07/21/22[2]	USD	1,010,000	1,032,631
International Game Technology PLC 4.750%, due 02/15/23[1]	EUR	150,000	209,037
Lanark Master Issuer PLC 3 mo. USD LIBOR + 0.420%, 2.400%, due 12/22/69[2,4,7,8]	USD	595,000	595,000
Nationwide Building Society 0.750%, due 10/26/22[1]	EUR	1,700,000	2,149,221
3.900%, due 07/21/25[2]	USD	1,380,000	1,419,656
Santander UK Group Holdings PLC 3.125%, due 01/08/21	USD	1,300,000	1,301,430
Sensata Technologies UK Financing Co. PLC 6.250%, due 02/15/26[2,3]	USD	300,000	322,500
Silverstone Master Issuer PLC 3 mo. LIBOR GBP + 0.370%, 0.893%, due 01/21/70[2,7]	GBP	700,000	994,308
Sky PLC GMTN 2.250%, due 11/17/25[1]	EUR	510,000	681,077
Synlab Unsecured Bondco PLC 8.250%, due 07/01/23[1]	EUR	200,000	268,118
United Kingdom Gilt 3.250%, due 01/22/44[1]	GBP	3,530,000	6,325,561
3.750%, due 09/07/21[1]	GBP	1,300,000	2,034,108
4.250%, due 12/07/55[1]	GBP	1,250,000	2,970,110
Western Power Distribution West Midlands PLC 3.875%, due 10/17/24[1]	GBP	300,000	470,447
			28,527,095
United States—22.31%
AbbVie, Inc. 4.450%, due 05/14/46	USD	135,000	143,612
Ally Financial, Inc. 4.250%, due 04/15/21	USD	250,000	255,000
Altria Group, Inc. 4.250%, due 08/09/42	USD	400,000	411,142
Amazon.com, Inc. 2.800%, due 08/22/24[2]	USD	225,000	220,815
4.050%, due 08/22/47[2]	USD	295,000	304,134

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount		Value
Long-term global debt securities—(continued)
United States—(continued)
AMC Networks, Inc. 5.000%, due 04/01/24	USD	225,000	$228,375
American Airlines Pass-Through Trust, Series 2016-2, Class AA 3.200%, due 06/15/28	USD	711,000	697,135
American Axle & Manufacturing, Inc. 6.250%, due 04/01/25[2,3]	USD	310,000	323,950
American International Group, Inc. 4.800%, due 07/10/45	USD	320,000	347,400
4.875%, due 06/01/22	USD	1,150,000	1,229,701
American Tower Corp. 3.375%, due 10/15/26	USD	650,000	626,432
Amkor Technology, Inc. 6.375%, due 10/01/22	USD	225,000	231,469
Anheuser-Busch InBev Finance, Inc. 3.650%, due 02/01/26	USD	1,285,000	1,299,768
4.900%, due 02/01/46	USD	410,000	461,376
Apple, Inc. 3.350%, due 02/09/27	USD	1,090,000	1,091,734
AT&T, Inc. 3.400%, due 05/15/25	USD	300,000	292,108
3.900%, due 08/14/27	USD	490,000	489,774
4.300%, due 12/15/42	USD	355,000	331,873
4.375%, due 09/14/29	GBP	400,000	638,187
4.500%, due 03/09/48	USD	220,000	207,213
4.900%, due 08/14/37	USD	250,000	253,362
Avantor, Inc. 6.000%, due 10/01/24[2]	USD	200,000	201,750
Aviation Capital Group LLC 3.500%, due 11/01/27[2]	USD	350,000	333,996
Avis Budget Car Rental LLC/ Avis Budget Finance, Inc. 5.500%, due 04/01/23	USD	250,000	251,875
Baker Hughes LLC 3.337%, due 12/15/27	USD	360,000	360,000
Bank of America Corp. (fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23[2]	USD	915,000	905,999
4.183%, due 11/25/27	USD	590,000	605,261
Bank of America Corp. MTN (fixed, converts to FRN on 01/20/27), 3.824%, due 01/20/28	USD	730,000	744,058
Bank of America NA 2.050%, due 12/07/18	USD	500,000	499,669
BAT Capital Corp. 3.557%, due 08/15/27[2]	USD	1,230,000	1,203,272
4.390%, due 08/15/37[2]	USD	345,000	354,890
Berkshire Hathaway Energy Co. 3.250%, due 04/15/28[2]	USD	325,000	319,891
Boardwalk Pipelines LP 5.950%, due 06/01/26	USD	479,000	527,422
Buckeye Partners LP 5.850%, due 11/15/43	USD	370,000	402,034
Burlington Northern Santa Fe LLC 3.900%, due 08/01/46	USD	240,000	249,396
	Face amount		Value
Long-term global debt securities—(continued)
United States—(continued)
Capital One Financial Corp. 3.750%, due 07/28/26	USD	670,000	$652,628
Cardinal Health, Inc. 3.410%, due 06/15/27	USD	121,000	116,660
CCO Holdings LLC/CCO Holdings Capital Corp. 5.500%, due 05/01/26[2]	USD	425,000	433,500
5.750%, due 02/15/26[2]	USD	600,000	621,000
Charter Communications Operating LLC/ Charter Communications Operating Capital 6.484%, due 10/23/45	USD	320,000	376,056
Citigroup Commercial Mortgage Trust, Series 2017-P7, Class A4 3.712%, due 04/14/50	USD	807,500	828,893
Citigroup, Inc. (fixed, converts to FRN on 07/24/22), 2.876%, due 07/24/23	USD	1,625,000	1,599,479
(fixed, converts to FRN on 01/24/22), 3.142%, due 01/24/23	USD	345,000	345,133
4.400%, due 06/10/25	USD	770,000	801,019
4.450%, due 09/29/27	USD	415,000	432,803
Clear Channel Worldwide Holdings, Inc., Series B 6.500%, due 11/15/22	USD	600,000	617,682
Comcast Corp. 3.150%, due 03/01/26	USD	870,000	856,187
CommScope Technologies LLC 6.000%, due 06/15/25[2]	USD	450,000	473,485
Consolidated Edison Co. of New York, Inc. 3.125%, due 11/15/27[3]	USD	1,135,000	1,119,870
Constellation Brands, Inc. 4.500%, due 05/09/47	USD	80,000	84,989
Cox Communications, Inc. 3.500%, due 08/15/27[2]	USD	510,000	498,415
Crown Castle International Corp. 3.700%, due 06/15/26	USD	60,000	58,643
CSC Holdings LLC 6.625%, due 10/15/25[2]	USD	200,000	214,000
Darden Restaurants, Inc. 3.850%, due 05/01/27	USD	290,000	291,077
Dell International LLC/EMC Corp. 6.020%, due 06/15/26[2]	USD	640,000	700,610
Discovery Communications LLC 3.950%, due 03/20/28	USD	350,000	342,284
DISH DBS Corp. 5.000%, due 03/15/23	USD	265,000	248,530
5.875%, due 11/15/24	USD	600,000	568,875
Duke Energy Corp. 3.050%, due 08/15/22	USD	600,000	599,369
Encompass Health Corp. 5.750%, due 09/15/25	USD	250,000	258,437
Energizer Holdings, Inc. 5.500%, due 06/15/25[2]	USD	205,000	210,125
Enterprise Products Operating LLC 4.900%, due 05/15/46	USD	320,000	357,041

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount		Value
Long-term global debt securities—(continued)
United States—(continued)
Exelon Corp. 5.150%, due 12/01/20	USD	1,300,000	$1,376,083
Exelon Generation Co. LLC 3.400%, due 03/15/22	USD	725,000	729,436
First Data Corp. 5.750%, due 01/15/24[2]	USD	550,000	568,392
FirstEnergy Corp. 3.900%, due 07/15/27	USD	255,000	257,591
Frontier Communications Corp. 6.875%, due 01/15/25[3]	USD	250,000	156,250
General Electric Co. 2.125%, due 05/17/37	EUR	240,000	285,964
General Motors Co. 5.150%, due 04/01/38	USD	460,000	481,801
Gilead Sciences, Inc. 4.500%, due 02/01/45	USD	135,000	146,726
GRACE 2014-GRCE Mortgage Trust, Class A 3.369%, due 06/10/28[2]	USD	2,550,000	2,588,628
Harris Corp. 5.054%, due 04/27/45	USD	310,000	356,261
HCA, Inc. 5.375%, due 02/01/25	USD	1,045,000	1,068,512
Herc Rentals, Inc. 7.750%, due 06/01/24[2,3]	USD	195,000	213,769
Hess Corp. 6.000%, due 01/15/40	USD	360,000	407,504
Hologic, Inc. 4.375%, due 10/15/25[2]	USD	125,000	125,000
Infor US, Inc. 6.500%, due 05/15/22	USD	350,000	360,937
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp. 6.750%, due 11/15/21[2,3]	USD	200,000	210,500
John Deere Capital Corp. 3.050%, due 01/06/28	USD	645,000	631,420
Kraft Heinz Foods Co. 3.500%, due 07/15/22	USD	1,560,000	1,575,928
Kronos International, Inc. 3.750%, due 09/15/25[1]	EUR	200,000	256,256
Level 3 Financing, Inc. 5.375%, due 05/01/25	USD	250,000	250,492
Magellan Midstream Partners LP 4.200%, due 03/15/45	USD	360,000	352,743
Martin Marietta Materials, Inc. 3.500%, due 12/15/27	USD	220,000	214,174
MetLife, Inc. 3.600%, due 11/13/25	USD	670,000	680,148
MGM Resorts International 4.625%, due 09/01/26	USD	425,000	429,250
Micron Technology, Inc. 5.250%, due 01/15/24[2]	USD	250,000	260,000
Microsoft Corp. 4.100%, due 02/06/37	USD	540,000	586,834
	Face amount		Value
Long-term global debt securities—(continued)
United States—(continued)
Morgan Stanley 1.875%, due 04/27/27	EUR	1,020,000	$1,295,507
3 mo. USD LIBOR + 1.400%, 3.141%, due 10/24/23[7]	USD	1,400,000	1,449,000
New England Power Co. 3.800%, due 12/05/47[2]	USD	170,000	170,199
NiSource Finance Corp. 3.490%, due 05/15/27	USD	765,000	761,541
Oasis Petroleum, Inc. 6.875%, due 01/15/23	USD	210,000	216,300
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.646%, due 07/15/45[2]	USD	1,348,000	1,401,678
Oracle Corp. 2.650%, due 07/15/26	USD	115,000	109,358
3.250%, due 11/15/27	USD	605,000	597,920
4.125%, due 05/15/45	USD	420,000	442,395
Owens Corning 4.300%, due 07/15/47	USD	240,000	232,272
PetSmart, Inc. 7.125%, due 03/15/23[2,3]	USD	250,000	157,188
Philip Morris International, Inc. 4.125%, due 03/04/43	USD	690,000	693,500
PNC Bank NA 3.800%, due 07/25/23	USD	640,000	657,889
Post Holdings, Inc. 5.500%, due 03/01/25[2]	USD	250,000	257,500
Quintiles IMS, Inc. 3.250%, due 03/15/25[1]	EUR	200,000	252,904
Republic Services, Inc. 3.375%, due 11/15/27	USD	280,000	276,061
Reynolds American, Inc. 2.300%, due 06/12/18	USD	350,000	350,301
4.450%, due 06/12/25	USD	70,000	73,293
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC 5.750%, due 10/15/20	USD	218,049	221,593
Sempra Energy 3.400%, due 02/01/28	USD	270,000	264,591
3.550%, due 06/15/24	USD	550,000	555,541
4.000%, due 02/01/48	USD	165,000	162,469
Service Corp. International 5.375%, due 01/15/22	USD	210,000	214,746
Silgan Holdings, Inc. 3.250%, due 03/15/25	EUR	200,000	257,356
Simon Property Group LP 3.500%, due 09/01/25	USD	680,000	684,805
Sinclair Television Group, Inc. 6.125%, due 10/01/22	USD	250,000	257,187
Sirius XM Radio, Inc. 6.000%, due 07/15/24[2]	USD	500,000	522,500
Southwestern Electric Power Co., Series J 3.900%, due 04/01/45	USD	340,000	338,332
Sprint Corp. 7.625%, due 02/15/25	USD	200,000	207,500
7.875%, due 09/15/23	USD	750,000	792,187

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount		Value
Long-term global debt securities—(continued)
United States—(continued)
Sunoco Logistics Partners Operations LP 5.350%, due 05/15/45	USD	360,000	$366,216
Synchrony Financial 3.950%, due 12/01/27	USD	407,000	399,874
T-Mobile USA, Inc. 6.375%, due 03/01/25	USD	200,000	212,750
6.500%, due 01/15/24	USD	250,000	265,637
6.500%, due 01/15/26	USD	195,000	211,331
Tempur Sealy International, Inc. 5.625%, due 10/15/23	USD	210,000	216,300
Tenet Healthcare Corp. 7.500%, due 01/01/22[2,3]	USD	80,000	84,656
8.125%, due 04/01/22	USD	350,000	361,158
The Geo Group, Inc. 5.875%, due 10/15/24	USD	210,000	215,775
The Goldman Sachs Group, Inc. 1.625%, due 07/27/26[1]	EUR	600,000	749,063
2.750%, due 09/15/20	USD	300,000	300,018
3.850%, due 01/26/27	USD	850,000	859,636
4.750%, due 10/21/45	USD	105,000	117,888
5.150%, due 05/22/45	USD	310,000	353,581
The Hertz Corp. 6.250%, due 10/15/22	USD	500,000	480,000
The Kroger Co. 2.650%, due 10/15/26	USD	625,000	572,411
The Sherwin-Williams Co. 4.500%, due 06/01/47	USD	95,000	100,268
Union Pacific Corp. 3.600%, due 09/15/37	USD	440,000	444,548
United Rentals North America, Inc. 5.750%, due 11/15/24	USD	230,000	242,075
United Technologies Corp. 4.500%, due 06/01/42	USD	160,000	174,136
Uniti Group LP/Uniti Group Finance, Inc./ CSL Capital LLC 8.250%, due 10/15/23	USD	250,000	236,875
UPCB Finance IV Ltd. 5.375%, due 01/15/25[2]	USD	200,000	203,500
US Treasury Bond 3.000%, due 02/15/47	USD	2,300,000	2,326,504
US Treasury Notes
1.375%, due 12/15/19	USD	15,520,000	15,305,994
1.750%, due 11/30/21	USD	4,870,000	4,750,343
Verizon Communications, Inc. 4.522%, due 09/15/48	USD	55,000	54,835
Verizon Owner Trust, Series 2016-2, Class A 1.680%, due 05/20/21[2]	USD	3,940,000	3,904,115
VICI Properties 1 LLC/VICI FC, Inc. 8.000%, due 10/15/23	USD	195,000	218,888
Virginia Electric & Power Co., Series B 2.950%, due 11/15/26	USD	190,000	183,963
Welbilt, Inc. 9.500%, due 02/15/24	USD	200,000	226,000
	Face amount		Value
Long-term global debt securities—(concluded)
United States—(concluded)
Wells Fargo & Co. 1.375%, due 10/26/26[1]	EUR	600,000	$750,109
(fixed, converts to FRN on 05/22/27), 3.584%, due 05/22/28	USD	375,000	376,666
4.100%, due 06/03/26	USD	760,000	782,689
Western Digital Corp. 10.500%, due 04/01/24	USD	350,000	409,237
Whiting Petroleum Corp. 5.750%, due 03/15/21[3]	USD	200,000	207,000
Windstream Services LLC/ Windstream Finance Corp. 8.750%, due 12/15/24[2]	USD	376,000	265,193
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 5.500%, due 03/01/25[2]	USD	205,000	206,922
Xylem, Inc. 4.375%, due 11/01/46	USD	320,000	334,066
Zayo Group LLC/Zayo Capital, Inc. 6.375%, due 05/15/25	USD	250,000	262,187
			96,927,482
Total long-term global debt securities (cost—$366,647,367)			380,848,375
Government national mortgage association certificate—1.90%
GNMA II TBA 3.500% (cost—$8,351,859)	USD	8,100,000	8,245,547
Federal home loan mortgage corporation certificates—1.95%
FHLMC TBA 4.000% (cost—$8,561,312)	USD	8,200,000	8,473,867
Federal national mortgage association certificates—7.48%
FNMA TBA 2.500%	USD	2,200,000	2,166,692
3.000%	USD	12,300,000	12,055,921
3.500%	USD	7,800,000	7,874,039
4.500%	USD	4,600,000	4,849,047
5.000%	USD	5,200,000	5,550,492
Total federal national mortgage association certificates (cost—$32,901,266)			32,496,191
Repurchase agreement—11.51%
Repurchase agreement dated 01/31/18 with State Street Bank and Trust Co., 0.050% due 02/01/18, collateralized by $50,811,248 US Treasury Notes, 2.000% to 3.125% due 01/31/21 to 08/31/21; (value—$50,998,308); proceeds: $49,998,069 (cost—$49,998,000)	USD	49,998,000	49,998,000

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of Shares	Value
Investment of cash collateral from securities loaned—0.61%
Money market fund—0.61%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$2,661,275)	2,661,275	$2,661,275
Total investments (cost—$469,121,079)—111.12%		482,723,255
Liabilities in excess of other assets—(11.12)%		(48,295,165)
Net assets—100.00%		$434,428,090

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 243.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
62	CAD	Canada Government Bond 10 Year Futures	March 2018	$6,789,824	$6,665,252	$(124,572)
28	EUR	German Euro BOBL Futures	March 2018	4,560,300	4,534,885	(25,415)
11	EUR	Mid-Term Euro-OAT Futures	March 2018	2,144,524	2,088,572	(55,952)
420	USD	90-Day Eurodollar Futures	March 2018	103,121,795	103,026,000	(95,795)
US Treasury futures buy contracts:
50	USD	Ultra Long US Treasury Bond Futures	March 2018	8,304,223	8,096,875	(207,348)
38	USD	US Treasury Note 2 Year Futures	March 2018	8,147,515	8,102,906	(44,609)
				$133,068,181	$132,514,490	$(553,691)
Interest rate futures sell contracts:
67	AUD	Australian Bond 10 Year Futures	March 2018	$(6,954,842)	$(6,888,511)	$66,331
35	EUR	German Euro Bund Futures	March 2018	(6,964,177)	(6,901,402)	62,775
10	EUR	German Euro Buxl 30 Year Futures	March 2018	(2,040,847)	(2,008,083)	32,764
6	GBP	United Kingdom Long Gilt Bond Futures	March 2018	(1,063,984)	(1,040,523)	23,461
420	USD	90-Day Eurodollar Futures	December 2019	(102,481,492)	(102,170,250)	311,242
US Treasury futures sell contracts:
82	USD	Ultra Long US Treasury 10 Year Bond Futures	March 2018	(10,946,655)	(10,676,656)	269,999
1	USD	US Long Bond Futures	March 2018	(150,685)	(147,812)	2,873
50	USD	US Treasury Note 10 Year Futures	March 2018	(6,128,267)	(6,078,906)	49,361
103	USD	US Treasury Note 5 Year Futures	March 2018	(11,998,020)	(11,815,227)	182,793
				$(148,728,969)	$(147,727,370)	$1,001,599
						$447,908

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
ANZ	AUD	2,174,378	USD	1,738,969	02/26/18	$(12,951)
ANZ	EUR	4,473,448	USD	5,352,055	02/26/18	(210,350)
ANZ	GBP	628,233	USD	850,994	02/26/18	(41,791)
ANZ	JPY	341,897,970	USD	3,045,691	02/26/18	(90,112)
ANZ	NZD	1,901,383	USD	1,383,577	02/26/18	(17,221)
ANZ	NZD	15,548,206	USD	11,167,685	02/26/18	(287,086)
ANZ	USD	3,073,686	CNY	19,955,131	02/26/18	92,681
ANZ	USD	2,846,745	EUR	2,302,601	02/26/18	16,371
ANZ	USD	8,929,289	EUR	7,275,110	02/26/18	116,780
ANZ	USD	5,230,871	JPY	577,151,809	02/26/18	62,621
ANZ	USD	3,039,158	JPY	338,945,422	02/26/18	69,565
ANZ	USD	31,631,057	JPY	3,547,305,966	02/26/18	903,947
BB	EUR	639,981	USD	783,781	02/26/18	(11,989)
BB	JPY	2,586,976,252	USD	23,384,251	02/26/18	(342,849)
BB	MXN	2,946,298	USD	152,157	02/26/18	(5,525)
BB	PLN	10,345,119	USD	3,101,866	02/26/18	9,021
BB	TRY	2,834,445	USD	744,474	02/26/18	(4,467)
BB	USD	6,494,981	CZK	138,720,975	02/26/18	327,249
BB	USD	1,519,579	NOK	12,208,188	02/26/18	65,196
BB	USD	763,000	SEK	6,193,542	02/26/18	24,221
BOA	CZK	5,306,401	USD	260,380	02/26/18	(586)
BOA	EUR	8,281,904	USD	9,909,000	02/26/18	(388,943)
BOA	EUR	456,567	USD	566,951	02/26/18	(757)
BOA	HUF	690,363,723	USD	2,670,112	02/26/18	(95,425)
BOA	NOK	121,860,658	USD	15,061,242	02/26/18	(757,789)
BOA	THB	97,747,234	USD	3,107,911	02/26/18	(14,668)
BOA	USD	609,743	EUR	497,114	02/26/18	8,383
BOA	USD	615,412	ILS	2,117,477	02/26/18	4,478
CITI	AUD	2,923,312	USD	2,301,508	02/26/18	(53,838)
CITI	CNY	19,955,131	USD	3,045,691	02/26/18	(120,676)
CITI	EUR	2,480,000	GBP	2,171,066	02/26/18	1,611
CITI	JPY	115,561,192	USD	1,042,266	02/26/18	(17,633)
CITI	NOK	11,336,611	EUR	1,176,795	02/26/18	(8,375)
CITI	SGD	4,034,828	USD	3,038,478	02/26/18	(38,803)
CITI	USD	529,106	GBP	390,585	02/26/18	25,955
CITI	USD	867,662	NZD	1,178,073	02/26/18	255
CITI	USD	3,018,305	SGD	4,002,725	02/26/18	34,492
CITI	USD	3,038,478	THB	97,094,561	02/26/18	63,252
CITI	USD	3,027,898	ZAR	36,701,763	02/26/18	59,064
DB	AUD	1,921,009	NZD	2,101,870	02/26/18	724
DB	CHF	1,455,036	USD	1,521,518	02/26/18	(44,592)
DB	EUR	2,479,448	GBP	2,163,405	02/26/18	(8,590)
DB	USD	20,394,172	AUD	26,058,177	02/26/18	601,195
DB	USD	3,039,941	CHF	2,947,953	02/26/18	133,052
DB	USD	767,923	EUR	617,889	02/26/18	377

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
GSI	AUD	975,801	EUR	635,000	02/26/18	$3,362
GSI	AUD	3,791,463	JPY	332,617,459	02/26/18	(4,140)
GSI	AUD	950,000	NZD	1,046,587	02/26/18	5,622
GSI	AUD	3,871,412	NZD	4,208,322	02/26/18	(18,859)
GSI	AUD	1,931,855	SEK	12,320,911	02/26/18	9,513
GSI	AUD	3,863,711	SEK	24,553,296	02/26/18	7,775
GSI	AUD	1,058,066	USD	828,844	02/26/18	(23,652)
GSI	AUD	2,156,930	USD	1,697,834	02/26/18	(40,029)
GSI	CAD	1,026,390	USD	824,921	02/26/18	(9,785)
GSI	CAD	3,807,496	USD	3,039,941	02/26/18	(56,483)
GSI	CHF	2,887,755	EUR	2,471,555	02/26/18	(35,002)
GSI	CHF	1,567,828	USD	1,614,049	02/26/18	(73,463)
GSI	EUR	2,528,805	AUD	3,873,889	02/26/18	(23,148)
GSI	EUR	2,460,221	CHF	2,862,147	02/26/18	21,533
GSI	EUR	1,342,412	GBP	1,196,009	02/26/18	30,461
GSI	EUR	2,485,634	NOK	23,945,401	02/26/18	17,707
GSI	EUR	289,006	NOK	2,801,285	02/26/18	4,284
GSI	GBP	2,174,471	EUR	2,465,501	02/26/18	(24,478)
GSI	GBP	2,356,602	NOK	25,830,876	02/26/18	4,194
GSI	GBP	1,113,666	USD	1,539,387	02/26/18	(43,248)
GSI	GBP	2,161,377	USD	3,043,448	02/26/18	(28,093)
GSI	HUF	548,740,010	USD	2,205,956	02/26/18	7,751
GSI	JPY	345,490,756	EUR	2,530,452	02/26/18	(22,322)
GSI	JPY	85,866,891	USD	763,402	02/26/18	(24,148)
GSI	JPY	85,346,150	USD	761,000	02/26/18	(21,774)
GSI	NOK	12,046,915	USD	1,531,812	02/26/18	(32,027)
GSI	NZD	2,126,636	EUR	1,273,492	02/26/18	16,746
GSI	NZD	2,129,364	EUR	1,274,000	02/26/18	15,368
GSI	NZD	659,859	USD	478,868	02/26/18	(7,267)
GSI	PLN	10,922,801	USD	3,194,922	02/26/18	(70,630)
GSI	RON	12,190,530	USD	3,121,375	02/26/18	(135,065)
GSI	SEK	23,975,451	USD	3,060,279	02/26/18	12,915
GSI	TRY	11,566,944	USD	3,048,325	02/26/18	(7,993)
GSI	TRY	11,715,498	USD	3,039,158	02/26/18	(56,412)
GSI	USD	765,000	CHF	710,790	02/26/18	50
GSI	USD	1,524,000	CHF	1,450,147	02/26/18	36,848
GSI	USD	1,520,000	CHF	1,470,798	02/26/18	63,075
GSI	USD	1,606,826	CHF	1,555,483	02/26/18	67,399
GSI	USD	3,062,811	EUR	2,547,492	02/26/18	104,809
GSI	USD	1,529,306	GBP	1,109,808	02/26/18	47,846
GSI	USD	3,986,054	GBP	2,919,889	02/26/18	163,411
GSI	USD	3,160,236	HUF	786,803,998	02/26/18	(8,367)
GSI	USD	3,076,014	NOK	23,630,702	02/26/18	(8,455)
GSI	USD	1,661,294	NOK	12,820,400	02/26/18	2,953
GSI	USD	1,524,162	NOK	11,885,006	02/26/18	18,659

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
GSI	USD	1,524,331	NOK	12,016,093	02/26/18	$35,508
GSI	USD	759,985	NOK	6,052,664	02/26/18	25,726
GSI	USD	1,519,239	NOK	12,109,307	02/26/18	52,700
GSI	USD	763,000	NOK	6,127,897	02/26/18	32,477
GSI	USD	1,576,325	NZD	2,213,427	02/26/18	54,365
GSI	USD	2,952,325	PLN	10,280,969	02/26/18	121,341
GSI	USD	1,519,579	SEK	12,406,374	02/26/18	57,315
GSI	USD	3,072,220	SGD	4,020,630	02/26/18	(5,768)
GSI	USD	3,027,896	TRY	11,715,498	02/26/18	67,674
MSCI	EUR	434,870	USD	540,936	02/26/18	207
RBC	CAD	1,865,992	USD	1,521,952	02/26/18	4,444
RBC	CHF	540,091	USD	564,419	02/26/18	(16,901)
RBC	CHF	11,525,615	USD	11,774,228	02/26/18	(631,230)
RBC	CHF	1,267,753	USD	1,357,570	02/26/18	(6,961)
RBC	EUR	633,994	USD	759,225	02/26/18	(29,100)
RBC	JPY	161,731,409	USD	1,486,421	02/26/18	3,061
RBC	NZD	4,349,029	USD	3,201,059	02/26/18	(2,985)
RBC	TRY	8,648,155	USD	2,285,039	02/26/18	(51)
RBC	USD	479,853	CAD	600,456	02/26/18	8,465
RBC	USD	760,830	EUR	634,925	02/26/18	28,653
RBC	USD	350,596	GBP	258,258	02/26/18	16,415
RBC	USD	391,971	JPY	43,235,420	02/26/18	4,573
RBC	USD	765,070	SEK	6,021,623	02/26/18	300
SCB	AUD	3,908,992	EUR	2,535,975	02/26/18	3,780
SCB	GBP	595,930	EUR	673,982	02/26/18	(8,831)
SCB	JPY	52,915,172	USD	478,334	02/26/18	(6,991)
SCB	USD	164,264	PLN	575,245	02/26/18	7,715
SCB	USD	1,202,978	THB	38,744,080	02/26/18	34,719
SSC	AUD	1,895,731	USD	1,530,415	02/26/18	3,002
SSC	EUR	817,367	USD	1,019,445	02/26/18	3,108
SSC	GBP	1,094,412	JPY	167,923,278	02/26/18	(15,122)
SSC	GBP	219,968	JPY	33,902,966	02/26/18	(1,648)
SSC	JPY	37,674,071	USD	347,173	02/26/18	1,636
SSC	SGD	2,928,189	USD	2,193,481	02/26/18	(39,788)
SSC	USD	8,050,069	CAD	10,000,995	02/26/18	83,183
SSC	USD	1,202,054	EUR	978,335	02/26/18	14,435
SSC	USD	2,710,496	PLN	9,440,442	02/26/18	111,880
SSC	USD	1,563,008	SEK	12,523,766	02/26/18	28,807
SSC	ZAR	36,701,763	USD	2,976,092	02/26/18	(110,871)
TD	DKK	1,522,187	USD	244,652	02/26/18	(9,683)
TD	NZD	4,235,109	AUD	3,886,049	02/26/18	10,917
TD	SEK	104,321,045	USD	12,700,237	02/26/18	(559,335)
TD	USD	3,039,182	CNY	19,485,127	02/26/18	52,607
TD	USD	1,315,348	EUR	1,081,547	02/26/18	29,478

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2018 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
TD	USD	3,032,901	NZD	4,123,254	02/26/18	$4,809
TD	USD	3,908,496	SEK	31,639,536	02/26/18	113,001
						$(496,049)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term global debt securities	$—	$380,848,375	$—	$380,848,375
Government national mortgage association certificate	—	8,245,547	—	8,245,547
Federal home loan mortgage corporation certificates	—	8,473,867	—	8,473,867
Federal national mortgage association certificates	—	32,496,191	—	32,496,191
Repurchase agreement	—	49,998,000	—	49,998,000
Investment of cash collateral from securities loaned	—	2,661,275	—	2,661,275
Futures contracts	1,001,599	—	—	1,001,599
Forward foreign currency contracts	—	4,299,072	—	4,299,072
Total	$1,001,599	$487,022,327	$—	$488,023,926
Liabilities
Futures contracts	(553,691)	—	—	(553,691)
Forward foreign currency contracts	—	(4,795,121)	—	(4,795,121)
Total	$(553,691)	$(4,795,121)	$—	$(5,348,812)

At January 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security, or portion thereof, was on loan at the period end.

4  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

5  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

6  Perpetual investment. Date shown reflects the next call date.

7  Variable or floating rate security. The interest rate shown is the current rate as of period end and changes periodically.

8  Security is being fair valued by a valuation committee under the direction of the board of trustees.

See accompanying notes to financial statements.

PACE High Yield Investments

Performance

For the six months ended January 31, 2018, the Portfolio's Class P shares gained 2.72% before the deduction of the maximum PACE Select program fee.1 In comparison, the ICE BofAML Global High Yield Index (hedged in USD) (the "benchmark") returned 2.41%, and the Lipper High Yield Funds category posted a median return of 1.78%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 115. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

The Portfolio outperformed its benchmark during the reporting period. Synchronized global growth, low default rates and a slow normalization of monetary policy were the main themes supporting the high yield market. After a strong start to the fourth quarter of 2017, a combination of relatively tight valuations and a few negative events caused a period of profit-taking in early November. In addition, the failure by Sprint and T-Mobile to reach a merger agreement and some negative trends in the wireline subsector weighed on the US high yield market. Volatility in Venezuela was a drag for the emerging markets segment during November. However, by the second half of November and into December, the passage of tax reform in the US, a rally in oil prices and a general sense of positive economic growth around the world supported risk markets through the remainder of the reporting period. Furthermore, a slowing of new issue supply helped improve the technical conditions in the market. There was some divergence regionally with respect to ratings performance. In the US, improving growth and generally rising 2- to 5-year Treasuries led to B-rated and CCC-rated outperformance. However, in Europe and emerging markets, credit-specific issues, as well as generally better liquidity among higher rated issues, led to BB-rated outperformance.

A slight overweight in the energy sector and an underweight in the health care sector contributed to relative performance. Positive security selection in both sectors was also beneficial. Additionally, the Portfolio's outperformance was driven by an underweight to the retail sector. From an issuer perspective, Telenet Finance, Valeant, California Resources and Petrobras were among the securities that contributed the most to performance. Conversely, an overweight to the basic industry sector and an underweight in the telecommunications sector detracted from performance during the period. From an issuer perspective, Telfin and Intelsat were among the largest detractors from results. Telfin was sold prior to the end of the reporting period.

PACE Select Advisors Trust – PACE High Yield Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Nomura Corporate Research and Asset Management Inc. ("NCRAM") (NCRAM has retained Nomura Asset Management Singapore Limited "NAM Singapore" and together with NCRAM "Nomura" to serve as a sub-manager to provide certain investment advisory services pursuant to a sub-management contract between NCRAM and NAM Singapore.

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA and Fred Lee, CFA, assisted by Anthony Karaminas, CFA

Nomura: David Crall, CFA, Stephen Kotsen, CFA, Steven Rosenthal, CFA, Eric Torres, Simon Tan, CFA

Objective:

Total return

Investment process:

The subadvisor utilizes a "total return" strategy driven

by credit research and a team effort to generate alpha in

high yield.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  The Advisor and/or Subadvisor discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE High Yield Investments

Subadvisor's comments – concluded

From a ratings perspective, an overweight and positive issuer selection in B-rated issuers, coupled with an underweight in BB-rated securities, contributed to relative performance. In contrast, an underweight to D-rated issuers slightly detracted from returns.

The use of currency forwards to hedge the currency exposure of the portfolio into US dollars was a modest detractor from performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/18	6 months	1 year	5 years	10 years	Since inception[1]
Before deducting maximum sales charge
Class A2	2.53%	6.78%	4.87%	7.97%	7.25%
Class C3	2.28	6.25	4.37	N/A	10.19
Class Y4	2.64	6.98	5.12	N/A	12.04
Class P5	2.72	6.93	5.08	8.21	7.49
After deducting maximum sales charge
Class A2	(1.29)	2.74	4.08	7.55	6.90
Class C3	1.53	5.50	4.37	N/A	10.19
ICE BofAML Global High Yield Index (Hedged in USD)[6]	2.41	7.18	6.08	8.67	8.04
Lipper High Yield Funds median	1.78	5.88	4.57	6.68	6.30

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/17	6 months	1 year	5 years	10 years	Since inception[1]
Before deducting maximum sales charge
Class A2	3.27%	7.48%	5.04%	7.79%	7.25%
Class C3	3.02	6.95	4.54	N/A	10.22
Class Y4	3.38	7.78	5.29	N/A	12.08
Class P5	3.24	7.62	5.23	8.02	7.48
After deducting maximum sales charge
Class A2	(0.61)	3.49	4.24	7.38	6.90
Class C3	2.27	6.20	4.54	N/A	10.22

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, were as follows: Class A—1.25% and 1.06%; Class C—1.74% and 1.56%; Class Y—1.05% and 0.88%; and Class P—1.10% and 0.91%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.06%; Class C—1.56%; Class Y—0.88%; and Class P—0.91%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares, May 1, 2006 for Class A shares and January 21, 2009 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had fully redeemed by July 24, 2006 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The ICE BofAML Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; and must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$100 million, 50 million pounds sterling or 100 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE High Yield Investments

Portfolio statistics—January 31, 2018 (unaudited)

Characteristics
Weighted average duration	3.47 yrs.
Weighted average maturity	5.88 yrs.
Average coupon	6.44%
Top ten holdings[1]	Percentage of net assets
Sprint Capital Corp., 8.750% due 03/15/32	0.7%
Shea Homes LP/Shea Homes Funding Corp., 6.125% due 04/01/25	0.6
Navient Corp., 8.000% due 03/25/20	0.6
CITGO Petroleum Corp., 6.250% due 08/15/22	0.5
SFR Group SA, 6.000% due 05/15/22	0.5
Valeant Pharmaceuticals International, Inc., 7.500% due 07/15/21	0.5
UniCredit SpA, 6.950% due 10/31/22	0.5
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.500% due 06/01/24	0.5
American Airlines Group, Inc., 4.625% due 03/01/20	0.5
Micron Technology, Inc., 5.250% due 01/15/24	0.5
Total	5.4%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	59.9%
Luxembourg	5.5
United Kingdom	5.3
Netherlands	4.2
Canada	3.7
Total	78.6%
Credit rating[2]	Percentage of total investments
BBB & higher	3.7%
BB	29.1
B	35.4
CCC & below	9.2
Not rated	13.0
Repurchase agreement	2.0
Investment of cash collateral from securities loaned	7.6
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds—93.31%
Aerospace & defense—1.25%
Arconic, Inc. 5.950%, due 02/01/37		375,000	$410,509
DAE Funding LLC 4.000%, due 08/01/20[2]		250,000	250,000
4.500%, due 08/01/22[2]		350,000	348,250
5.000%, due 08/01/24[2]		175,000	173,688
Leonardo SpA 4.500%, due 01/19/21	EUR	925,000	1,280,375
Pioneer Holdings LLC/Pioneer Finance Corp. 9.000%, due 11/01/22[2]		175,000	184,625
TA MFG. Ltd. 3.625%, due 04/15/23[3]	EUR	625,000	791,574
TransDigm, Inc. 6.000%, due 07/15/22		1,010,000	1,036,512
Triumph Group, Inc. 7.750%, due 08/15/25		175,000	185,500
			4,661,033
Agriculture—0.08%
Vector Group Ltd. 6.125%, due 02/01/25[2]		300,000	311,250
Airlines—0.99%
Air Canada 7.750%, due 04/15/21[2,4]		225,000	252,844
Allegiant Travel Co. 5.500%, due 07/15/19		325,000	333,125
American Airlines Group, Inc. 4.625%, due 03/01/20[2]		1,750,000	1,771,875
Gol Finance, Inc. 7.000%, due 01/31/25[2]		750,000	750,000
United Continental Holdings, Inc. 4.250%, due 10/01/22		75,000	75,375
6.000%, due 12/01/20		75,000	80,063
US Airways Pass-Through Trust 2012-1, Class B 8.000%, due 10/01/19		407,609	437,160
			3,700,442
Apparel—0.11%
PB International BV 7.625%, due 01/26/22[3]		400,000	422,522
Auto & truck—1.38%
American Axle & Manufacturing, Inc. 6.250%, due 04/01/25[2,4]		175,000	182,875
BCD Acquisition, Inc. 9.625%, due 09/15/23[2]		175,000	191,188
Delphi Technologies PLC 5.000%, due 10/01/25[2]		175,000	174,563
Faurecia 3.625%, due 06/15/23[3]	EUR	325,000	423,848
Federal-Mogul LLC/Federal-Mogul Financing Corp. 5.000%, due 07/15/24[2]	EUR	725,000	891,482
General Motors Financial Co., Inc. (fixed, converts to FRN on 09/30/27), 5.750%, due 09/30/27[5]		50,000	51,625
	Face amount[1]		Value
Corporate bonds—(continued)
Auto & truck—(concluded)
IHO Verwaltungs GmbH 4.125% Cash, 4.875 PIK, due 09/15/21[2,6]		200,000	$202,500
4.500% Cash, 5.250 PIK, due 09/15/23[2,6]		200,000	203,500
Kronos International, Inc. 3.750%, due 09/15/25[3]	EUR	476,000	609,889
Mclaren Finance PLC 5.000%, due 08/01/22[2]	GBP	100,000	141,275
5.000%, due 08/01/22[3]	GBP	200,000	282,550
5.750%, due 08/01/22[2,4]		200,000	205,100
Navistar International Corp. 6.625%, due 11/01/25[2]		475,000	496,517
Samvardhana Motherson Automotive Systems Group BV 4.875%, due 12/16/21[3]		500,000	514,258
Superior Industries International, Inc. 6.000%, due 06/15/25[2]	EUR	400,000	493,442
Tenneco, Inc. 5.000%, due 07/15/26		100,000	100,875
			5,165,487
Automotive parts—0.16%
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26[2]		275,000	281,875
Titan International, Inc. 6.500%, due 11/30/23[2]		325,000	337,187
			619,062
Banking-non-US—3.98%
Australia & New Zealand Banking Group Ltd. 5 year USD ICE Swap + 5.168%, 6.750%, due 06/15/26[3,5,7]		250,000	281,563
Banco Bilbao Vizcaya Argentaria SA (fixed, converts to FRN on 02/18/20), 6.750%, due 02/18/20[3,5]	EUR	1,000,000	1,349,574
Banco do Brasil SA 5.875%, due 01/26/22[2]		450,000	468,288
Banco Mercantil del Norte SA (fixed, converts to FRN on 01/06/28), 7.625%, due 01/10/28[2,5]		500,000	554,125
Banco Nacional de Costa Rica 5.875%, due 04/25/21[2]		300,000	309,000
6.250%, due 11/01/23[3]		450,000	470,533
Bankia SA (fixed, converts to FRN on 03/15/22), 3.375%, due 03/15/27[3]	EUR	800,000	1,064,167
Barclays Bank PLC (fixed, converts to FRN on 06/15/19), 14.000%, due 06/15/19[3,5]	GBP	400,000	655,261
Credit Suisse Group AG (fixed, converts to FRN on 12/18/24), 6.250%, due 12/18/24[2,5]		200,000	215,750
Export Credit Bank of Turkey 5.375%, due 10/24/23[2]		200,000	202,220
5.375%, due 10/24/23[3]		500,000	505,550

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Banking-non-US—(concluded)
Royal Bank of Scotland Group PLC 3 mo. Euribor + 2.330%, 2.001%, due 03/31/18[3,5,7]	EUR	1,050,000	$1,300,055
(fixed, converts to FRN on 03/25/19), 3.625%, due 03/25/24[3]	EUR	400,000	513,639
(fixed, converts to FRN on 08/10/20), 7.500%, due 08/10/20[5]		400,000	423,500
(fixed, converts to FRN on 08/10/25), 8.000%, due 08/10/25[5]		200,000	228,876
(fixed, converts to FRN on 08/15/21), 8.625%, due 08/15/21[5]		200,000	223,250
Sberbank of Russia Via SB Capital SA 5.125%, due 10/29/22[3]		1,100,000	1,139,875
5.250%, due 05/23/23[3]		300,000	311,415
Standard Chartered PLC (fixed, converts to FRN on 04/02/23), 7.750%, due 04/02/23[2,4,5]		200,000	220,000
Turkiye Vakiflar Bankasi TAO 6.000%, due 11/01/22[3]		1,200,000	1,188,298
Ukreximbank Via Biz Finance PLC 9.625%, due 04/27/22[3]		500,000	545,725
9.750%, due 01/22/25[3]		800,000	892,160
UniCredit SpA 6.950%, due 10/31/22[3]	EUR	1,175,000	1,813,300
			14,876,124
Banking-US—0.91%
JPMorgan Chase & Co. (fixed, converts to FRN on 04/30/24), 6.125%, due 04/30/24[5]		900,000	955,125
(fixed, converts to FRN on 02/01/24), 6.750%, due 02/01/24[4,5]		500,000	558,750
The Goldman Sachs Group, Inc. (fixed, converts to FRN on 05/10/20), 5.375%, due 05/10/20[5]		375,000	387,187
Washington Mutual, Inc. 0.000%, due 09/21/17[8,9,12]		500,000	3,875
Wells Fargo & Co. (fixed, converts to FRN on 06/15/24), 5.900%, due 06/15/24[4,5]		1,430,000	1,514,370
			3,419,307
Building & construction—2.33%
Aeropuertos Argentina 2000 SA 6.875%, due 02/01/27[2]		775,000	828,986
6.875%, due 02/01/27[3]		250,000	267,415
Aeropuertos Dominicanos Siglo XXI SA 6.750%, due 03/30/29[2]		500,000	547,500
6.750%, due 03/30/29[3]		210,000	229,950
American Woodmark Corp. 4.875%, due 03/15/26[2]		75,000	75,000
Ashton Woods USA LLC/Ashton Woods Finance Co. 6.750%, due 08/01/25[2]		175,000	175,438
AV Homes, Inc. 6.625%, due 05/15/22		250,000	261,250
	Face amount[1]		Value
Corporate bonds—(continued)
Building & construction—(concluded)
Beazer Homes USA, Inc. 5.750%, due 06/15/19[4]		267,000	$276,011
6.750%, due 03/15/25		150,000	157,500
Brookfield Residential Properties, Inc. 6.375%, due 05/15/25[2]		150,000	158,250
Century Communities, Inc. 5.875%, due 07/15/25		250,000	253,438
6.875%, due 05/15/22		325,000	336,778
Engility Corp. 8.875%, due 09/01/24		100,000	107,810
Indika Energy Capital III Pte Ltd. 5.875%, due 11/09/24[2]		300,000	299,301
K Hovnanian Enterprises, Inc. 10.000%, due 07/15/22[2]		25,000	27,313
Lennar Corp. 4.125%, due 01/15/22		525,000	530,250
Mattamy Group Corp. 6.500%, due 10/01/25[2]		75,000	79,031
Meritage Homes Corp. 6.000%, due 06/01/25		1,165,000	1,255,287
Shea Homes LP/Shea Homes Funding Corp. 6.125%, due 04/01/25[2]		2,225,000	2,319,562
TRI Pointe Group, Inc. 5.250%, due 06/01/27		200,000	202,000
William Lyon Homes, Inc. 5.875%, due 01/31/25		225,000	230,063
Williams Scotsman International, Inc. 7.875%, due 12/15/22[2]		100,000	103,000
			8,721,133
Building products—1.20%
Airxcel, Inc. 8.500%, due 02/15/22[2]		250,000	265,938
AYC Finance Ltd. 5.125%, due 09/13/22[3,5]		500,000	504,014
BMC East LLC 5.500%, due 10/01/24[2]		225,000	232,875
Builders FirstSource, Inc. 5.625%, due 09/01/24[2]		125,000	130,781
CEMEX Finance LLC 4.625%, due 06/15/24[3]	EUR	350,000	471,287
Cemex SAB de CV 2.750%, due 12/05/24[2]	EUR	275,000	347,230
7.750%, due 04/16/26[2,4]		400,000	453,000
CPG Merger Sub LLC 8.000%, due 10/01/21[2]		125,000	129,650
Gibraltar Industries, Inc. 6.250%, due 02/01/21[10]		125,000	126,875
Griffon Corp. 5.250%, due 03/01/22		100,000	101,750
5.250%, due 03/01/22[2]		325,000	330,687
Jeld-Wen, Inc. 4.625%, due 12/15/25[2]		125,000	125,000

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Building products—(concluded)
Standard Industries, Inc. 4.750%, due 01/15/28[2]		125,000	$124,063
5.375%, due 11/15/24[2]		175,000	181,125
5.500%, due 02/15/23[2,4]		175,000	182,000
Summit Materials LLC/Summit Materials Finance Corp. 5.125%, due 06/01/25[2]		50,000	50,938
8.500%, due 04/15/22		75,000	82,500
US Concrete, Inc. 6.375%, due 06/01/24		600,000	645,480
			4,485,193
Building products-cement—0.76%
Alam Synergy Pte Ltd. 6.625%, due 04/24/22[3]		400,000	393,642
Cia Latinoamericana de Infraestructura & Servicios SA 9.500%, due 07/20/23[2]		223,000	236,380
9.500%, due 07/20/23[3]		325,000	344,500
Indo Energy Finance II BV 6.375%, due 01/24/23[3]		400,000	408,057
New Enterprise Stone & Lime Co., Inc. 10.125%, due 04/01/22[2]		225,000	244,406
Tutor Perini Corp. 6.875%, due 05/01/25[2,4]		50,000	53,250
Union Andina de Cementos SAA 5.875%, due 10/30/21[3]		750,000	778,350
Weekley Homes LLC/Weekley Finance Corp. 6.000%, due 02/01/23[4]		175,000	176,591
6.625%, due 08/15/25[2]		225,000	225,563
			2,860,739
Cable—2.57%
Cablevision SA 6.500%, due 06/15/21[2]		900,000	949,842
Cablevision Systems Corp. 5.875%, due 09/15/22[4]		125,000	126,250
7.750%, due 04/15/18		300,000	303,240
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, due 02/15/23		225,000	229,359
5.125%, due 05/01/23[2]		225,000	229,359
5.250%, due 09/30/22		75,000	76,781
5.500%, due 05/01/26[2]		225,000	229,500
5.750%, due 09/01/23		675,000	691,875
5.750%, due 02/15/26[2]		600,000	621,000
Cequel Communications Holdings I LLC/ Cequel Capital Corp. 5.125%, due 12/15/21[2]		50,000	50,188
6.375%, due 09/15/20[2,4]		250,000	253,125
7.750%, due 07/15/25[2]		200,000	217,500
Digi Communications NV 5.000%, due 10/15/23[2]	EUR	100,000	132,190
Midcontinent Communications/Midcontinent Finance Corp. 6.875%, due 08/15/23[2]		475,000	503,500
	Face amount[1]		Value
Corporate bonds—(continued)
Cable—(concluded)
SFR Group SA 6.000%, due 05/15/22[2]		2,000,000	$1,956,200
Unitymedia GmbH 3.750%, due 01/15/27[3]	EUR	600,000	758,510
6.125%, due 01/15/25[2]		400,000	421,000
Unitymedia Hessen GmbH & Co. KG/ Unitymedia NRW GmbH 6.250%, due 01/15/29[3]	EUR	400,000	557,754
UPC Holding BV 3.875%, due 06/15/29[3]	EUR	125,000	147,046
3.875%, due 06/15/29[2]	EUR	1,000,000	1,173,265
			9,627,484
Car rental—0.53%
Ahern Rentals, Inc. 7.375%, due 05/15/23[2]		550,000	530,750
Flexi-Van Leasing, Inc. 7.875%, due 08/15/18[2]		100,000	99,000
Herc Rentals, Inc. 7.500%, due 06/01/22[2]		140,000	150,325
7.750%, due 06/01/24[2,4]		482,000	528,393
Loxam SAS 3.500%, due 04/15/22[2]	EUR	125,000	161,771
4.250%, due 04/15/24[2]	EUR	100,000	132,760
United Rentals North America, Inc. 4.875%, due 01/15/28		150,000	150,000
5.500%, due 05/15/27		100,000	105,000
5.875%, due 09/15/26		125,000	133,906
			1,991,905
Chemicals—2.23%
A Schulman, Inc. 6.875%, due 06/01/23[10]		250,000	263,750
Alpha 3 BV/Alpha US Bidco, Inc. 6.250%, due 02/01/25[2]		200,000	204,750
Axalta Coating Systems Dutch Holding B BV 3.750%, due 01/15/25[3]	EUR	600,000	786,315
Blue Cube Spinco, Inc. 10.000%, due 10/15/25		325,000	389,187
Braskem Finance Ltd. 5.375%, due 05/02/22[3]		500,000	532,500
5.750%, due 04/15/21[3]		300,000	320,250
CF Industries, Inc. 5.375%, due 03/15/44		200,000	195,500
7.125%, due 05/01/20[4]		83,000	90,263
Cornerstone Chemical Co. 6.750%, due 08/15/24[2]		125,000	125,313
CVR Partners LP/CVR Nitrogen Finance Corp. 9.250%, due 06/15/23[2]		50,000	53,438
Hexion, Inc./Hexion Nova Scotia Finance ULC 9.000%, due 11/15/20		675,000	519,750
Huntsman International LLC 5.125%, due 04/15/21	EUR	500,000	695,361
Kissner Holdings LP/Kissner Milling Co. Ltd./ BSC Holding, Inc./Kissner USA 8.375%, due 12/01/22[2]		375,000	386,250

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Chemicals—(concluded)
Kronos International, Inc. 3.750%, due 09/15/25[2]	EUR	175,000	$224,224
NOVA Chemicals Corp. 5.250%, due 06/01/27[2]		225,000	224,438
Olin Corp. 5.000%, due 02/01/30		125,000	125,156
Perstorp Holding AB 3 mo. Euribor + 4.250%, 4.250%, due 09/15/22[2,7]	EUR	250,000	309,642
PQ Corp. 5.750%, due 12/15/25[2]		100,000	103,000
PSPC Escrow Corp. 6.000%, due 02/01/23[3]	EUR	625,000	810,111
SPCM SA 2.875%, due 06/15/23[3]	EUR	400,000	504,183
TPC Group, Inc. 8.750%, due 12/15/20[2]		650,000	658,125
Trinseo Materials Operating SCA/ Trinseo Materials Finance, Inc. 5.375%, due 09/01/25[2]		225,000	230,557
Tronox Finance PLC 5.750%, due 10/01/25[2,4]		125,000	127,813
Valvoline, Inc. 5.500%, due 07/15/24		200,000	210,500
Venator Finance Sarl/Venator Materials LLC 5.750%, due 07/15/25[2]		100,000	103,000
Versum Materials, Inc. 5.500%, due 09/30/24[2]		125,000	132,500
			8,325,876
Coal—0.70%
Alliance Resource Operating Partners LP/ Alliance Resource Finance Corp. 7.500%, due 05/01/25[2]		300,000	324,750
Cloud Peak Energy Resources LLC/ Cloud Peak Energy Finance Corp. 6.375%, due 03/15/24		550,000	462,000
12.000%, due 11/01/21		250,000	275,025
CONSOL Energy, Inc. 11.000%, due 11/15/25[2]		225,000	239,625
Murray Energy Corp. 11.250%, due 04/15/21[2,4]		1,700,000	918,000
Peabody Energy Corp. 6.000%, due 03/31/22[2]		100,000	103,871
6.250%, due 11/15/21[9,11,12]		75,000	0
10.000%, due 03/15/22[11,12,13]		1,025,000	0
Warrior Met Coal, Inc. 8.000%, due 11/01/24[2]		275,000	289,437
			2,612,708
Commercial services—2.15%
Acosta, Inc. 7.750%, due 10/01/22[2]		175,000	120,750
Aircastle Ltd. 5.125%, due 03/15/21		500,000	524,530
	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—(concluded)
Ashtead Capital, Inc. 5.625%, due 10/01/24[2]		400,000	$422,880
Booz Allen Hamilton, Inc. 5.125%, due 05/01/25[2]		150,000	150,375
Brand Industrial Services, Inc. 8.500%, due 07/15/25[2]		350,000	364,000
Clear Channel International BV 8.750%, due 12/15/20[2]		50,000	52,438
Garda World Security Corp. 7.250%, due 11/15/21[2]		25,000	25,563
Gartner, Inc. 5.125%, due 04/01/25[2]		225,000	233,932
Great Lakes Dredge & Dock Corp. 8.000%, due 05/15/22		200,000	208,000
Harland Clarke Holdings Corp. 6.875%, due 03/01/20[2]		125,000	127,187
8.375%, due 08/15/22[2]		400,000	417,000
9.250%, due 03/01/21[2]		1,025,000	1,058,312
Inter Media and Communication SpA 4.875%, due 12/31/22[2]	EUR	100,000	126,483
iPayment, Inc. 10.750%, due 04/15/24[2]		75,000	85,500
Iron Mountain UK PLC 3.875%, due 11/15/25[2]	GBP	125,000	171,666
Iron Mountain, Inc. 5.750%, due 08/15/24		1,465,000	1,470,494
La Financiere Atalian SAS 4.000%, due 05/15/24[3]	EUR	234,000	302,870
4.000%, due 05/15/24[2]	EUR	100,000	129,432
Live Nation Entertainment, Inc. 5.375%, due 06/15/22[2]		425,000	437,750
Matthews International Corp. 5.250%, due 12/01/25[2]		150,000	152,250
Michael Baker International LLC 8.750%, due 03/01/23[2]		350,000	342,125
Ritchie Bros Auctioneers, Inc. 5.375%, due 01/15/25[2]		175,000	179,812
Sotheby's 4.875%, due 12/15/25[2]		250,000	245,675
The ADT Corp. 5.250%, due 03/15/20		275,000	287,031
TMS International Corp. 7.250%, due 08/15/25[2]		125,000	131,250
Wabash National Corp. 5.500%, due 10/01/25[2]		50,000	50,500
Waste Italia SpA 10.500%, due 11/15/19[3,8,9]	EUR	1,425,000	35,384
Weight Watchers International, Inc. 8.625%, due 12/01/25[2]		100,000	107,000
Wrangler Buyer Corp. 6.000%, due 10/01/25[2]		75,000	77,438
			8,037,627

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Communications equipment—0.22%
NXP BV/NXP Funding LLC 3.750%, due 06/01/18[2]	400,000	$401,600
3.875%, due 09/01/22[2]	200,000	201,750
4.125%, due 06/01/21[2]	200,000	204,125
		807,475
Computer software & services—2.65%
BMC Software Finance, Inc. 8.125%, due 07/15/21[2]	775,000	775,969
Boxer Parent Co., Inc. 9.000% Cash, 9.750% PIK, due 10/15/19[2,4,6]	63,000	63,158
Camelot Finance SA 7.875%, due 10/15/24[2]	650,000	692,250
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.750%, due 03/01/25[2]	325,000	330,687
Dell International LLC/EMC Corp. 5.450%, due 06/15/23[2]	75,000	80,591
5.875%, due 06/15/21[2]	425,000	440,143
Diebold Nixdorf, Inc. 8.500%, due 04/15/24	100,000	105,650
Donnelley Financial Solutions, Inc. 8.250%, due 10/15/24	450,000	475,875
Everi Payments, Inc. 7.500%, due 12/15/25[2]	200,000	206,000
Exela Intermediate LLC/Exela Finance, Inc. 10.000%, due 07/15/23[2]	425,000	419,687
First Data Corp. 7.000%, due 12/01/23[2]	175,000	184,298
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% Cash, 7.875% PIK, due 05/01/21[2,6]	700,000	714,000
Infor US, Inc. 6.500%, due 05/15/22	850,000	876,562
Informatica LLC 7.125%, due 07/15/23[2]	100,000	102,980
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc. 6.000%, due 07/15/25[2]	175,000	185,062
NCR Corp. 6.375%, due 12/15/23	780,000	819,000
Open Text Corp. 5.875%, due 06/01/26[2]	400,000	421,000
Rackspace Hosting, Inc. 8.625%, due 11/15/24[2,4]	150,000	159,563
RP Crown Parent LLC 7.375%, due 10/15/24[2]	450,000	473,062
Solera LLC/Solera Finance, Inc. 10.500%, due 03/01/24[2]	400,000	448,500
SS&C Technologies Holdings, Inc. 5.875%, due 07/15/23	150,000	157,313
Veritas US, Inc./Veritas Bermuda Ltd. 10.500%, due 02/01/24[2]	400,000	407,000
Western Digital Corp. 4.750%, due 02/15/26	800,000	810,500
7.375%, due 04/01/23[2]	500,000	544,375
		9,893,225
	Face amount[1]		Value
Corporate bonds—(continued)
Consumer products—1.00%
Central Garden & Pet Co. 6.125%, due 11/15/23		275,000	$290,469
First Quality Finance Co., Inc. 5.000%, due 07/01/25[2]		75,000	75,563
High Ridge Brands Co. 8.875%, due 03/15/25[2]		125,000	112,656
Prestige Brands, Inc. 5.375%, due 12/15/21[2]		200,000	202,500
6.375%, due 03/01/24[2]		225,000	231,750
Revlon Consumer Products Corp. 6.250%, due 08/01/24[4]		275,000	176,687
Spectrum Brands, Inc. 4.000%, due 10/01/26[3]	EUR	250,000	331,516
4.000%, due 10/01/26[2]	EUR	325,000	430,971
Tempur Sealy International, Inc. 5.625%, due 10/15/23		200,000	206,000
TRI Pointe Holdings, Inc. 5.875%, due 06/15/24		1,575,000	1,668,397
			3,726,509
Consumer services—0.17%
GW Honos Security Corp. 8.750%, due 05/15/25[2]		575,000	623,875
Containers & packaging—2.24%
ARD Finance SA 6.625% Cash, 7.375% PIK, due 09/15/23[6]	EUR	800,000	1,060,077
7.125% Cash, 7.875% PIK, due 09/15/23[6]		400,000	416,000
Ardagh Packaging Finance PLC/ Ardagh Holdings USA, Inc. 4.250%, due 09/15/22[2]		200,000	201,154
6.000%, due 02/15/25[2]		600,000	619,500
Ball Corp. 4.375%, due 12/15/20		350,000	358,750
Berry Global, Inc. 4.500%, due 02/15/26[2]		100,000	99,720
6.000%, due 10/15/22		300,000	312,750
BWAY Holding Co. 7.250%, due 04/15/25[2]		750,000	782,812
Crown European Holdings SA 2.250%, due 02/01/23[2]	EUR	225,000	285,478
2.875%, due 02/01/26[2]	EUR	350,000	433,491
Flex Acquisition Co., Inc. 6.875%, due 01/15/25[2]		150,000	153,937
Horizon Holdings I SAS 7.250%, due 08/01/23[3]	EUR	800,000	1,051,722
Multi-Color Corp. 6.125%, due 12/01/22[2]		100,000	104,000
OI European Group BV 3.125%, due 11/15/24[2]	EUR	225,000	291,528
3.125%, due 11/15/24[3]	EUR	175,000	226,744
Owens-Brockway Glass Container, Inc. 6.375%, due 08/15/25[2]		575,000	635,375

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Containers & packaging—(concluded)
Plastipak Holdings, Inc. 6.250%, due 10/15/25[2]		125,000	$129,688
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, due 07/15/23[2]		450,000	463,500
Silgan Holdings, Inc. 3.250%, due 03/15/25	EUR	525,000	675,560
4.750%, due 03/15/25		75,000	76,688
			8,378,474
Diversified financial services—5.32%
Alliance Data Systems Corp. 4.500%, due 03/15/22[2]	EUR	550,000	705,955
Ally Financial, Inc. 3.750%, due 11/18/19		300,000	302,625
8.000%, due 12/31/18		475,000	494,594
8.000%, due 11/01/31		285,000	361,238
Amigo Luxembourg SA 7.625%, due 01/15/24[3]	GBP	150,000	221,525
ASP AMC Merger Sub, Inc. 8.000%, due 05/15/25[2]		700,000	669,375
Bank of America Corp. 3 mo. LIBOR + 3.630%, 5.397%, due 04/30/18[5,7]		345,000	349,633
(fixed, converts to FRN on 09/05/24), 6.250%, due 09/05/24[4,5]		700,000	755,230
(fixed, converts to FRN on 03/10/26), 6.300%, due 03/10/26[4,5]		175,000	196,000
Barclays PLC (fixed, converts to FRN on 12/15/20), 8.000%, due 12/15/20[5]	EUR	600,000	861,325
(fixed, converts to FRN on 12/15/18), 8.250%, due 12/15/18[5]		1,300,000	1,353,677
CIT Group, Inc. 3.875%, due 02/19/19		350,000	353,080
Citigroup, Inc. (fixed, converts to FRN on 02/15/23), 5.900%, due 02/15/23[5]		925,000	975,875
(fixed, converts to FRN on 08/15/20), 5.950%, due 08/15/20[5]		175,000	182,656
(fixed, converts to FRN on 01/30/23), 5.950%, due 01/30/23[5]		175,000	183,969
(fixed, converts to FRN on 08/15/26), 6.250%, due 08/15/26[5]		150,000	163,125
CNG Holdings, Inc. 9.375%, due 05/15/20[2]		225,000	221,063
Cooke Omega Investments, Inc./ Alpha VesselCo Holdings, Inc. 8.500%, due 12/15/22[2]		325,000	329,063
Credito Real SAB de CV SOFOM ER (fixed, converts to FRN on 11/29/22), 9.125%, due 11/29/22[2,5]		500,000	519,750
Credivalores-Crediservicios SAS 9.750%, due 07/27/22[3]		200,000	208,000
FBM Finance, Inc. 8.250%, due 08/15/21[2]		700,000	743,750
	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Fly Leasing Ltd. 5.250%, due 10/15/24		200,000	$201,000
Garfunkelux Holdco 3 SA 3 mo. Euribor + 3.500%, 3.500%, due 09/01/23[2,7]	EUR	475,000	557,772
8.500%, due 11/01/22[3]	GBP	300,000	443,376
goeasy Ltd. 7.875%, due 11/01/22[2]		50,000	53,375
Hexion, Inc. 10.375%, due 02/01/22[2,4]		350,000	338,406
13.750%, due 02/01/22[2]		425,000	363,375
Intelsat Connect Finance SA 12.500%, due 04/01/22[2,4]		150,000	115,500
Jefferies Finance LLC/JFIN Co-Issuer Corp. 7.250%, due 08/15/24[2]		200,000	207,750
7.375%, due 04/01/20[2]		400,000	408,000
KOC Holding AS 5.250%, due 03/15/23[3]		750,000	783,000
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp. 5.250%, due 03/15/22[2]		325,000	331,500
LHC3 PLC 4.125% Cash, 4.875% PIK, due 08/15/24[3,6]	EUR	300,000	382,801
4.125% Cash, 9.000% PIK, due 08/15/24[2,6]	EUR	200,000	255,201
Nationstar Mortgage LLC/Nationstar Capital Corp. 6.500%, due 06/01/22		275,000	277,750
9.625%, due 05/01/19		375,000	381,563
Newday Bondco PLC 7.375%, due 02/01/24[2]	GBP	725,000	944,466
NFP Corp. 6.875%, due 07/15/25[2]		325,000	334,750
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22[2]		100,000	103,235
SASU Newco SAB 20 SAS 4.250%, due 09/30/24[2]	EUR	125,000	154,076
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.750%, due 06/01/25[2]		375,000	382,500
The Charles Schwab Corp. (fixed, converts to FRN on 12/01/27), 5.000%, due 12/01/27[4,5]		225,000	222,329
Unifin Financiera SAB de CV SOFOM ENR 7.000%, due 01/15/25[2]		250,000	255,625
(fixed, converts to FRN on 01/29/25), 8.875%, due 01/29/25[2,5]		300,000	304,800
Vantiv LLC/Vanity Issuer Corp. 3.875%, due 11/15/25[2]	GBP	400,000	572,199
Vertiv Intermediate Holding Corp. 12.000% Cash, 13.000% PIK, due 02/15/22[2,6]		900,000	970,875
Werner FinCo LP/Werner FinCo, Inc. 8.750%, due 07/15/25[2]		375,000	390,938
			19,887,670

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Electric utilities—0.50%
Dynegy, Inc. 7.375%, due 11/01/22[4]		1,025,000	$1,082,810
NRG Energy, Inc. 6.250%, due 07/15/22		25,000	25,906
6.250%, due 05/01/24[4]		25,000	26,135
6.625%, due 01/15/27		175,000	184,625
7.250%, due 05/15/26		75,000	81,682
NRG Yield Operating LLC 5.000%, due 09/15/26		225,000	226,125
Viridian Group FinanceCo PLC/Viridian Power and Energy 4.000%, due 09/15/25[2]	EUR	200,000	225,962
			1,853,245
Electric-generation—0.97%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.500%, due 05/20/25		275,000	281,188
5.625%, due 05/20/24		75,000	78,656
5.750%, due 05/20/27		275,000	281,531
Calpine Corp. 5.375%, due 01/15/23[4]		375,000	370,313
5.500%, due 02/01/24		475,000	453,373
ContourGlobal Power Holdings SA 5.125%, due 06/15/21[2]	EUR	725,000	931,487
GenOn Energy, Inc. 7.875%, due 06/15/17[8,9]		225,000	184,500
Greenko Investment Co. 4.875%, due 08/16/23[3]		300,000	291,775
MetroGAS SA 8.875%, due 12/31/18		450,000	469,800
TerraForm Power Operating LLC 9.750%, due 08/15/22[2,10]		250,000	276,875
			3,619,498
Electric-integrated—0.85%
Capex SA 6.875%, due 05/15/24[2]		400,000	414,748
Centrais Eletricas Brasileiras SA 5.750%, due 10/27/21[3]		300,000	309,750
Eskom Holdings SOC Ltd. 5.750%, due 01/26/21[3]		500,000	504,386
6.750%, due 08/06/23[3]		250,000	260,000
Hrvatska Elektroprivreda 5.875%, due 10/23/22[2]		800,000	878,000
Pampa Energia SA 7.500%, due 01/24/27[2]		400,000	436,500
7.500%, due 01/24/27[3]		200,000	218,250
Talen Energy Supply LLC 10.500%, due 01/15/26[2]		150,000	151,125
			3,172,759
Electronics—1.31%
Advanced Micro Devices, Inc. 7.000%, due 07/01/24[4]		353,000	370,650
7.500%, due 08/15/22		270,000	299,700
	Face amount[1]		Value
Corporate bonds—(continued)
Electronics—(concluded)
Entegris, Inc. 4.625%, due 02/10/26[2]		200,000	$200,750
GCL New Energy Holdings Ltd. 7.100%, due 01/30/21[3]		400,000	399,811
Itron, Inc. 5.000%, due 01/15/26[2]		75,000	75,375
Micron Technology, Inc. 5.250%, due 01/15/24[2]		1,675,000	1,742,000
Microsemi Corp. 9.125%, due 04/15/23[2]		66,000	73,755
Qorvo, Inc. 6.750%, due 12/01/23		100,000	106,500
7.000%, due 12/01/25		500,000	540,000
Senvion Holding GmbH 3.875%, due 10/25/22[3]	EUR	775,000	902,063
TTM Technologies, Inc. 5.625%, due 10/01/25[2]		175,000	179,813
			4,890,417
Energy—0.45%
Neerg Energy Ltd. 6.000%, due 02/13/22[3]		500,000	507,553
Nordex SE 6.500%, due 02/01/23[2,14]	EUR	375,000	460,972
Pattern Energy Group, Inc. 5.875%, due 02/01/24[2]		75,000	78,937
Rio Energy SA/UGEN SA/UENSA SA 6.875%, due 02/01/25[2,14]		500,000	504,000
TerraForm Power Operating LLC 4.250%, due 01/31/23[2]		125,000	123,750
			1,675,212
Energy-exploration & production—0.25%
Antero Resources Corp. 5.125%, due 12/01/22		150,000	153,226
5.375%, due 11/01/21		200,000	204,750
Covey Park Energy LLC/Covey Park Finance Corp. 7.500%, due 05/15/25[2]		350,000	369,250
Delek Logistics Partners LP 6.750%, due 05/15/25[2]		200,000	204,000
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 10.750%, due 10/01/20[8,9,11,12]		850,000	0
			931,226
Finance-captive automotive—2.12%
Ausdrill Finance Pty Ltd. 6.875%, due 11/01/19[2]		880,000	888,800
Barminco Finance Pty Ltd. 6.625%, due 05/15/22[2,4]		50,000	49,250
Cabot Financial Luxembourg II SA 3 mo. Euribor + 5.875%, 5.875%, due 11/15/21[3,7]	EUR	550,000	698,162
CyrusOne LP/CyrusOne Finance Corp. 5.000%, due 03/15/24		75,000	76,500
5.375%, due 03/15/27		75,000	78,000

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Finance-captive automotive—(concluded)
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, due 11/15/25[2]		125,000	$127,500
HRG Group, Inc. 7.750%, due 01/15/22		395,000	411,590
HT1 Funding GmbH 12 mo. Euribor + 2.000%, 1.842%, due 06/30/18[5,7]	EUR	800,000	982,423
Hunt Cos., Inc. 6.250%, due 02/15/26[2,14]		200,000	199,980
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.000%, due 08/01/20		1,380,000	1,412,361
6.250%, due 02/01/22		250,000	257,500
6.375%, due 12/15/25[2,4]		125,000	127,188
Mercury Bondco PLC 8.250% Cash, 9.000% PIK, due 05/30/21[3,6]	EUR	650,000	846,623
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc. 7.875%, due 10/01/22[2]		275,000	281,105
NWH Escrow Corp. 7.500%, due 08/01/21[2]		250,000	231,875
Park Aerospace Holdings Ltd. 5.250%, due 08/15/22[2]		150,000	147,937
5.500%, due 02/15/24[2]		100,000	98,938
Prime Security Services Borrower LLC/ Prime Finance, Inc. 9.250%, due 05/15/23[2]		475,000	525,469
Radian Group, Inc. 4.500%, due 10/01/24		225,000	225,000
7.000%, due 03/15/21		144,000	158,400
Trident Merger Sub, Inc. 6.625%, due 11/01/25[2]		100,000	100,500
			7,925,101
Finance-other—1.37%
Credivalores-Crediservicios SAS 9.750%, due 07/27/22[2]		600,000	624,000
Navient Corp. 6.500%, due 06/15/22[4]		300,000	316,875
6.625%, due 07/26/21[4]		75,000	79,688
6.750%, due 06/25/25[4]		150,000	157,125
7.250%, due 09/25/23		125,000	134,687
8.000%, due 03/25/20		2,000,000	2,161,900
Springleaf Finance Corp. 5.250%, due 12/15/19		545,000	561,350
6.000%, due 06/01/20		1,050,000	1,086,750
			5,122,375
Financial services—0.64%
Banco de Bogota SA 5.375%, due 02/19/23[2]		750,000	791,775
Intesa Sanpaolo SpA 3.928%, due 09/15/26[3]	EUR	400,000	550,618
	Face amount[1]		Value
Corporate bonds—(continued)
Financial services—(concluded)
(fixed, converts to FRN on 06/20/18), 8.047%, due 06/20/18[5]	EUR	350,000	$446,393
Monitchem HoldCo 2 SA 6.875%, due 06/15/22[3]	EUR	400,000	466,760
VFH Parent LLC/Orchestra Co-Issuer, Inc. 6.750%, due 06/15/22[2]		150,000	157,500
			2,413,046
Food products—1.59%
Central American Bottling Corp. 5.750%, due 01/31/27[2]		400,000	419,400
Clearwater Seafoods, Inc. 6.875%, due 05/01/25[2]		25,000	25,500
Cott Corp. 5.500%, due 07/01/24[3]	EUR	450,000	603,326
Cott Finance Corp. 5.500%, due 07/01/24[2]	EUR	500,000	670,362
JBS Investments GmbH 7.250%, due 04/03/24[3]		500,000	501,250
JBS USA LUX SA/JBS USA Finance, Inc. 8.250%, due 02/01/20[2]		710,000	713,557
Marfrig Holdings Europe BV 8.000%, due 06/08/23[3]		600,000	627,600
8.000%, due 06/08/23[2]		300,000	313,800
Minerva Luxembourg SA 6.500%, due 09/20/26[2]		1,150,000	1,158,280
6.500%, due 09/20/26[3]		250,000	251,800
Pilgrim's Pride Corp. 5.750%, due 03/15/25[2]		100,000	101,000
5.875%, due 09/30/27[2]		100,000	100,250
Post Holdings, Inc. 5.750%, due 03/01/27[2]		175,000	176,094
TreeHouse Foods, Inc. 6.000%, due 02/15/24[2]		275,000	285,313
			5,947,532
Food-wholesale—1.56%
Albertsons Cos. LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 5.750%, due 03/15/25		375,000	334,687
6.625%, due 06/15/24[4]		475,000	451,250
Aramark International Finance Sarl 3.125%, due 04/01/25[2]	EUR	375,000	487,696
Aramark Services, Inc. 5.000%, due 02/01/28[2]		275,000	278,953
5.125%, due 01/15/24		400,000	412,500
B&G Foods, Inc. 5.250%, due 04/01/25		25,000	25,031
Barry Callebaut Services NV 2.375%, due 05/24/24[3]	EUR	575,000	756,011
Casino Guichard Perrachon SA 4.048%, due 08/05/26[3,10]	EUR	300,000	400,219
(fixed, converts to FRN on 01/31/19), 4.870%, due 01/31/19[3,5]	EUR	300,000	377,212
Iceland Bondco PLC 4.625%, due 03/15/25[2]	GBP	375,000	503,266

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Food-wholesale—(concluded)
Nomad Foods Bondco PLC 3.250%, due 05/15/24[2]	EUR	650,000	$828,197
Ocado Group PLC 4.000%, due 06/15/24[2]	GBP	200,000	286,052
4.000%, due 06/15/24[3]	GBP	175,000	250,295
Picard Bondco SA 5.500%, due 11/30/24[2]	EUR	225,000	283,958
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 5.875%, due 01/15/24		150,000	158,822
			5,834,149
Gaming—2.22%
Boyd Gaming Corp. 6.875%, due 05/15/23		1,000,000	1,057,500
Cirsa Funding Luxembourg SA 5.875%, due 05/15/23[3]	EUR	750,000	966,764
Grupo Posadas SAB de CV 7.875%, due 06/30/22[3]		500,000	520,000
Jacobs Entertainment, Inc. 7.875%, due 02/01/24[2]		250,000	272,500
Lions Gate Entertainment Corp. 5.875%, due 11/01/24[2]		175,000	186,156
Mattel, Inc. 6.750%, due 12/31/25[2]		50,000	50,625
MGM Resorts International 6.750%, due 10/01/20		263,000	282,725
7.750%, due 03/15/22		740,000	842,675
8.625%, due 02/01/19		100,000	105,250
Mohegan Gaming & Entertainment 7.875%, due 10/15/24[2,4]		675,000	691,875
Safari Holding Verwaltungs GmbH 8.250%, due 02/15/21[3]	EUR	1,254,227	1,588,329
Scientific Games International, Inc. 3.375%, due 02/15/26[2]	EUR	275,000	341,426
5.500%, due 02/15/26[2]	EUR	425,000	527,659
6.250%, due 09/01/20		75,000	75,375
6.625%, due 05/15/21		75,000	77,625
7.000%, due 01/01/22[2]		250,000	263,750
10.000%, due 12/01/22		100,000	109,375
Studio City Co. Ltd. 5.875%, due 11/30/19[2]		200,000	205,520
WMG Acquisition Corp. 5.000%, due 08/01/23[2]		125,000	128,125
			8,293,254
Health care equipment & supplies—0.05%
Crimson Merger Sub, Inc. 6.625%, due 05/15/22[2,4]		175,000	175,000
Health care providers & services—4.60%
Avantor, Inc. 6.000%, due 10/01/24[2]		75,000	75,656
9.000%, due 10/01/25[2]		175,000	173,469
Catalent Pharma Solutions, Inc. 4.750%, due 12/15/24[3]	EUR	200,000	264,918
4.750%, due 12/15/24[2]	EUR	200,000	264,918
	Face amount[1]		Value
Corporate bonds—(continued)
Health care providers & services—(continued)
CHS/Community Health Systems, Inc. 6.875%, due 02/01/22[4]		100,000	$71,313
7.125%, due 07/15/20[4]		300,000	261,000
8.000%, due 11/15/19[4]		75,000	70,313
Concordia International Corp. 7.000%, due 04/15/232[2,13]		150,000	14,250
9.500%, due 10/21/22[2,13]		275,000	26,125
DJO Finco, Inc./DJO Finance LLC/ DJO Finance Corp. 8.125%, due 06/15/21[2]		500,000	482,500
Eagle Holding Co. II LLC 7.625% Cash, 8.375% PIK, due 05/15/22[2,6]		100,000	101,875
Encompass Health Corp. 5.750%, due 11/01/24		425,000	433,500
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.000%, due 07/15/23[2,4]		1,200,000	940,500
Endo Finance LLC 5.750%, due 01/15/22[2]		75,000	63,375
Endo Finance LLC/Endo Finco, Inc. 5.375%, due 01/15/23[2,4,10]		150,000	117,000
Envision Healthcare Corp. 5.625%, due 07/15/22		175,000	178,062
6.250%, due 12/01/24[2,4]		175,000	185,281
Grifols SA 3.200%, due 05/01/25[2]	EUR	850,000	1,073,131
HCA, Inc. 3.750%, due 03/15/19		275,000	278,102
5.375%, due 02/01/25		125,000	127,813
5.875%, due 05/01/23		150,000	160,875
7.500%, due 02/15/22		1,425,000	1,599,562
Hill-Rom Holdings, Inc. 5.750%, due 09/01/23[2]		150,000	156,188
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc. 7.500%, due 10/01/24[2]		255,000	276,675
Kindred Healthcare, Inc. 8.000%, due 01/15/20		820,000	874,837
LifePoint Health, Inc. 5.500%, due 12/01/21		125,000	127,188
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 5.625%, due 10/15/23[2,4]		150,000	128,250
MPH Acquisition Holdings LLC 7.125%, due 06/01/24[2]		50,000	53,688
Polaris Intermediate Corp. 8.500% Cash, 9.250% PIK, due 12/01/22[2,6]		300,000	312,375
Select Medical Corp. 6.375%, due 06/01/21		50,000	51,125
Tenet Healthcare Corp. 4.625%, due 07/15/24[2]		175,000	171,938
5.500%, due 03/01/19		1,075,000	1,095,156
7.500%, due 01/01/22[2,4]		125,000	132,275
8.125%, due 04/01/22		225,000	232,173

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Health care providers & services—(concluded)
Teva Pharmaceutical Finance IV BV 2.875%, due 04/15/19[3]	EUR	325,000	$411,564
Unilabs Subholding AB 5.750%, due 05/15/25[2]	EUR	775,000	971,772
Universal Hospital Services, Inc. 7.625%, due 08/15/20		350,000	351,750
Valeant Pharmaceuticals International, Inc. 4.500%, due 05/15/23[3]	EUR	700,000	778,095
5.875%, due 05/15/23[2]		375,000	338,625
6.125%, due 04/15/25[2]		225,000	201,420
6.750%, due 08/15/21[2]		25,000	24,750
7.250%, due 07/15/22[2]		375,000	371,250
7.500%, due 07/15/21[2]		1,920,000	1,927,200
9.000%, due 12/15/25[2]		875,000	898,791
West Street Merger Sub, Inc. 6.375%, due 09/01/25[2]		325,000	329,062
			17,179,685
Hotels, restaurants & leisure—2.34%
Carlson Travel, Inc. 9.500%, due 12/15/24[2]		200,000	185,500
CCM Merger, Inc. 6.000%, due 03/15/22[2]		200,000	205,000
Churchill Downs, Inc. 4.750%, due 01/15/28[2,4]		150,000	147,937
Constellation Merger Sub, Inc. 8.500%, due 09/15/25[2]		275,000	268,125
CPUK Finance Ltd. 4.250%, due 08/28/22[2]	GBP	350,000	506,884
4.875%, due 08/28/25[3]	GBP	200,000	289,417
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, due 02/15/23[2,14]		175,000	179,979
Eldorado Resorts, Inc. 6.000%, due 04/01/25		375,000	391,406
7.000%, due 08/01/23		375,000	399,844
FelCor Lodging LP 6.000%, due 06/01/25		1,575,000	1,638,000
Gateway Casinos & Entertainment Ltd. 8.250%, due 03/01/24[2]		225,000	242,437
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC 5.000%, due 06/01/24[2]		250,000	253,125
LTF Merger Sub, Inc. 8.500%, due 06/15/23[2]		1,217,000	1,285,456
Pinnacle Bidco PLC 6.375%, due 02/15/25[2]	GBP	275,000	398,756
Silversea Cruise Finance Ltd. 7.250%, due 02/01/25[2]		225,000	242,550
Thomas Cook Finance 2 PLC 3.875%, due 07/15/23[2]	EUR	125,000	158,856
3.875%, due 07/15/23[3]	EUR	400,000	509,259
Thomas Cook Group PLC 6.250%, due 06/15/22[2]	EUR	475,000	639,244
Viking Cruises Ltd. 5.875%, due 09/15/27[2]		50,000	50,250
	Face amount[1]		Value
Corporate bonds—(continued)
Hotels, restaurants & leisure—(concluded)
VOC Escrow Ltd. 5.000%, due 02/15/28[2,14]		50,000	$49,875
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.250%, due 05/15/27[2,4]		50,000	49,188
Wynn Macau Ltd. 4.875%, due 10/01/24[2,4]		200,000	198,000
5.500%, due 10/01/27[2]		400,000	401,000
Yum! Brands, Inc. 6.250%, due 03/15/18		75,000	75,000
			8,765,088
Insurance—1.19%
Acrisure LLC/Acrisure Finance, Inc. 7.000%, due 11/15/25[2,4]		400,000	398,000
Ardonagh Midco 3 PLC 8.375%, due 07/15/23[2]	GBP	525,000	762,706
8.625%, due 07/15/23[2]		400,000	414,000
AssuredPartners, Inc. 7.000%, due 08/15/25[2]		250,000	256,250
FWD Ltd. (fixed, converts to FRN on 01/24/22), 6.250%, due 01/24/22[3,5]		800,000	831,459
Genworth Holdings, Inc. 7.700%, due 06/15/20		50,000	50,188
Hub Holdings LLC/Hub Holdings Finance, Inc. 8.125% Cash, 8.875% PIK, due 07/15/19[2,4,6]		675,000	675,000
HUB International Ltd. 7.875%, due 10/01/21[2]		400,000	416,000
MGIC Investment Corp. 5.750%, due 08/15/23		275,000	295,625
USIS Merger Sub, Inc. 6.875%, due 05/01/25[2]		350,000	360,500
			4,459,728
Lodging—0.32%
Caesars Resort Collection LLC/CRC Finco, Inc. 5.250%, due 10/15/25[2]		375,000	372,229
Inn of the Mountain Gods Resort & Casino 9.250%, due 11/30/20[2,10]		100,000	91,000
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp. 10.250%, due 11/15/22[2]		250,000	278,125
NH Hotel Group SA 3.750%, due 10/01/23[3]	EUR	350,000	457,899
			1,199,253
Machinery—0.47%
NEW Areva Holding SA 4.875%, due 09/23/24	EUR	750,000	1,052,893
Tennant Co. 5.625%, due 05/01/25[2]		125,000	130,156
Vertiv Group Corp. 9.250%, due 10/15/24[2,4]		250,000	269,845
Welbilt, Inc. 9.500%, due 02/15/24		275,000	310,750
			1,763,644

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Machinery-construction & mining—0.14%
BlueLine Rental Finance Corp./BlueLine Rental LLC 9.250%, due 03/15/24[2]		425,000	$462,187
Terex Corp. 5.625%, due 02/01/25[2]		50,000	51,563
			513,750
Manufacturing-diversified—1.50%
Bombardier, Inc. 6.000%, due 10/15/22[2]		400,000	400,000
6.125%, due 01/15/23[2]		350,000	353,063
7.500%, due 12/01/24[2]		400,000	420,500
7.500%, due 03/15/25[2]		225,000	233,719
8.750%, due 12/01/21[2]		275,000	305,594
Cloud Crane LLC 10.125%, due 08/01/24[2]		350,000	395,500
Colfax Corp. 3.250%, due 05/15/25[3]	EUR	325,000	416,000
3.250%, due 05/15/25[2]	EUR	350,000	448,000
FXI Holdings, Inc. 7.875%, due 11/01/24[2]		150,000	149,625
Galapagos SA 5.375%, due 06/15/21[3]	EUR	275,000	338,865
JPW Industries Holding Corp. 9.000%, due 10/01/24[2]		150,000	157,500
Koppers, Inc. 6.000%, due 02/15/25[2]		75,000	79,125
Platin 1426 GmbH 5.375%, due 06/15/23[2]	EUR	325,000	404,230
RSI Home Products, Inc. 6.500%, due 03/15/23[2]		575,000	602,312
Selecta Group BV 3 mo. Euribor + 5.375%, 5.032%, due 02/01/24[2,7,14]	EUR	275,000	337,619
5.875%, due 02/01/24[2,14]	EUR	150,000	184,137
SPX FLOW, Inc. 5.625%, due 08/15/24[2]		175,000	181,563
5.875%, due 08/15/26[2]		175,000	183,313
			5,590,665
Media—3.48%
AMC Entertainment Holdings, Inc. 5.750%, due 06/15/25[4]		75,000	73,125
5.875%, due 02/15/22[4]		75,000	75,375
6.125%, due 05/15/27[4]		125,000	122,094
6.375%, due 11/15/24	GBP	800,000	1,140,877
Carmike Cinemas, Inc. 6.000%, due 06/15/23[2]		300,000	315,000
Cinemark USA, Inc. 5.125%, due 12/15/22		275,000	281,875
Clear Channel Worldwide Holdings, Inc. 6.500%, due 11/15/22		278,000	286,193
7.625%, due 03/15/20		1,423,000	1,412,327
7.625%, due 03/15/20[4]		127,000	125,095
CSC Holdings LLC 8.625%, due 02/15/19		150,000	158,250
10.125%, due 01/15/23[2]		200,000	225,625
	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
DISH DBS Corp. 5.000%, due 03/15/23[4]		450,000	$422,032
5.125%, due 05/01/20		200,000	203,250
Gray Television, Inc. 5.125%, due 10/15/24[2]		225,000	226,125
5.875%, due 07/15/26[2]		525,000	540,750
iHeartCommunications, Inc. 9.000%, due 12/15/19[4]		325,000	250,250
12.000% Cash, 2.000% PIK, 14.000%, due 02/01/21[6]		411,354	24,681
Mediacom Broadband LLC/ Mediacom Broadband Corp. 6.375%, due 04/01/23		525,000	540,750
Meredith Corp. 6.875%, due 02/01/26[2]		125,000	127,969
National CineMedia LLC 5.750%, due 08/15/26		75,000	70,125
Nexstar Broadcasting, Inc. 5.625%, due 08/01/24[2]		550,000	568,216
Quebecor Media, Inc. 5.750%, due 01/15/23		450,000	475,875
Regal Entertainment Group 5.750%, due 06/15/23		700,000	724,500
Salem Media Group, Inc. 6.750%, due 06/01/24[2]		75,000	73,313
Sinclair Television Group, Inc. 5.125%, due 02/15/27[2,4]		150,000	148,875
5.875%, due 03/15/26[2,4]		225,000	233,437
6.125%, due 10/01/22		142,000	146,083
Sirius XM Radio, Inc. 3.875%, due 08/01/22[2]		275,000	273,969
5.000%, due 08/01/27[2]		25,000	24,813
TEGNA, Inc. 6.375%, due 10/15/23		125,000	130,606
Telenet Finance Luxembourg Notes Sarl 3.500%, due 03/01/28[2]	EUR	700,000	856,101
The EW Scripps Co. 5.125%, due 05/15/25[2]		225,000	222,187
Townsquare Media, Inc. 6.500%, due 04/01/23[2,4]		325,000	312,000
TV Azteca SAB de CV 8.250%, due 08/09/24[3]		500,000	535,000
Univision Communications, Inc. 6.750%, due 09/15/22[2]		226,000	234,475
Urban One, Inc. 9.250%, due 02/15/20[2,4]		200,000	194,250
VTR Finance BV 6.875%, due 01/15/24[3]		700,000	736,750
Ziggo Bond Finance BV 6.000%, due 01/15/27[2]		500,000	492,500
			13,004,718
Metals—0.94%
Aleris International, Inc. 7.875%, due 11/01/20		641,000	640,423
9.500%, due 04/01/21[2]		175,000	185,246

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Metals—(concluded)
Cia Brasileira de Aluminio 4.750%, due 06/17/24[3]		1,100,000	$1,113,750
Coeur Mining, Inc. 5.875%, due 06/01/24		150,000	149,250
Constellium NV 4.250%, due 02/15/26[2]	EUR	125,000	157,882
6.625%, due 03/01/25[2,4]		500,000	527,500
Ferroglobe PLC/Globe Specialty Metals, Inc. 9.375%, due 03/01/22[2]		150,000	163,313
Vedanta Resources PLC 6.375%, due 07/30/22[2]		300,000	312,720
8.250%, due 06/07/21[2]		250,000	275,615
			3,525,699
Metals & mining—2.50%
AK Steel Corp. 7.625%, due 10/01/21[4]		175,000	181,563
Alcoa Nederland Holding BV 7.000%, due 09/30/26[2]		600,000	665,100
Anglo American Capital PLC 3.500%, due 03/28/22[3] EUR 300,000 412,844 4.125%, due 09/27/22[2]		400,000	409,805
ArcelorMittal 3.125%, due 01/14/22[3]	EUR	525,000	710,471
6.125%, due 06/01/25[4]		100,000	113,750
Big River Steel LLC/BRS Finance Corp. 7.250%, due 09/01/25[2]		175,000	187,687
Cleveland-Cliffs, Inc. 5.750%, due 03/01/25[2,4]		375,000	367,031
Fortune Star BVI Ltd. 5.250%, due 03/23/22[3]		300,000	297,120
Freeport-McMoRan, Inc. 5.450%, due 03/15/43		325,000	333,937
6.750%, due 02/01/22		1,050,000	1,088,062
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, due 12/15/23[2]		175,000	186,375
Hecla Mining Co. 6.875%, due 05/01/21		275,000	281,875
Hudbay Minerals, Inc. 7.250%, due 01/15/23[2]		125,000	133,438
7.625%, due 01/15/25[2]		100,000	110,000
IAMGOLD Corp. 7.000%, due 04/15/25[2]		225,000	234,562
JSW Steel Ltd. 5.250%, due 04/13/22[3]		500,000	509,438
Kinross Gold Corp. 5.125%, due 09/01/21		175,000	183,750
Mountain Province Diamonds, Inc. 8.000%, due 12/15/22[2]		100,000	99,500
Northwest Acquisitions ULC/Dominion Finco, Inc. 7.125%, due 11/01/22[2]		25,000	25,750
Novelis Corp. 5.875%, due 09/30/26[2]		100,000	103,000
6.250%, due 08/15/24[2]		150,000	157,125
Park-Ohio Industries, Inc. 6.625%, due 04/15/27		100,000	107,220
	Face amount[1]		Value
Corporate bonds—(continued)
Metals & mining—(concluded)
Petra Diamonds US Treasury PLC 7.250%, due 05/01/22[2,4]		200,000	$203,500
Teck Resources Ltd. 3.750%, due 02/01/23		125,000	125,313
4.500%, due 01/15/21		100,000	102,500
4.750%, due 01/15/22		350,000	362,250
5.200%, due 03/01/42		25,000	25,188
6.000%, due 08/15/40		475,000	527,844
United States Steel Corp. 6.875%, due 08/15/25		250,000	262,500
Vallourec SA 2.250%, due 09/30/24[3]	EUR	300,000	326,182
6.625%, due 10/15/22[2]	EUR	375,000	501,082
			9,335,762
Oil & gas—11.32%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 7.875%, due 12/15/24[4]		175,000	192,500
American Midstream Partners LP/American Midstream Finance Corp. 8.500%, due 12/15/21[2]		250,000	257,500
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, due 09/15/24		275,000	283,255
Ascent Resources Utica Holdings LLC/ ARU Finance Corp. 10.000%, due 04/01/22[2]		525,000	578,156
Bill Barrett Corp. 7.000%, due 10/15/22[4]		125,000	128,125
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.125%, due 11/15/22[2]		325,000	337,187
Calfrac Holdings LP 7.500%, due 12/01/20[2]		625,000	618,750
California Resources Corp. 8.000%, due 12/15/22[2]		1,450,000	1,213,469
Callon Petroleum Co. 6.125%, due 10/01/24		475,000	492,812
Carrizo Oil & Gas, Inc. 6.250%, due 04/15/23[4]		150,000	154,875
7.500%, due 09/15/20[4]		349,000	355,980
Cheniere Corpus Christi Holdings LLC 5.875%, due 03/31/25		225,000	242,438
7.000%, due 06/30/24[4]		300,000	341,250
Cheniere Energy Partners LP 5.250%, due 10/01/25[2]		150,000	152,813
Chesapeake Energy Corp. 5.500%, due 09/15/26		75,000	68,526
6.625%, due 08/15/20		675,000	708,750
6.875%, due 11/15/20		150,000	156,750
8.000%, due 01/15/25[2]		425,000	429,250
8.000%, due 06/15/27[2]		25,000	24,750
CNX Resources Corp. 5.875%, due 04/15/22		175,000	179,594

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
Continental Resources, Inc. 4.375%, due 01/15/28[2,4]		200,000	$199,280
4.900%, due 06/01/44		50,000	49,875
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp. 5.750%, due 04/01/25[4]		50,000	51,625
6.250%, due 04/01/23[10]		1,345,000	1,402,162
CrownRock LP/CrownRock Finance, Inc. 5.625%, due 10/15/25[2]		175,000	176,750
Denbury Resources, Inc. 5.000%, due 12/15/23[2]		111,000	93,808
6.375%, due 08/15/21		175,000	147,875
9.000%, due 05/15/21[2]		410,000	419,225
9.250%, due 03/31/22[2]		140,000	143,500
Diamond Offshore Drilling, Inc. 7.875%, due 08/15/25[4]		125,000	132,500
Diamondback Energy, Inc. 5.375%, due 05/31/25[2]		100,000	103,875
Eclipse Resources Corp. 8.875%, due 07/15/23		75,000	78,188
Energy Transfer Equity LP 4.250%, due 03/15/23		100,000	100,500
7.500%, due 10/15/20		725,000	796,826
Ensco PLC 5.750%, due 10/01/44		125,000	89,219
7.750%, due 02/01/26		50,000	49,719
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, due 06/15/23		487,000	325,072
8.000%, due 02/15/25[2,4]		25,000	19,750
9.375%, due 05/01/20		767,000	730,567
9.375%, due 05/01/24[2]		661,000	560,197
Exterran Energy Solutions LP/EES Finance Corp. 8.125%, due 05/01/25[2]		325,000	355,062
Extraction Oil & Gas, Inc. 5.625%, due 02/01/26[2]		100,000	100,100
7.375%, due 05/15/24[2]		100,000	108,250
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21[4]		430,000	417,100
6.750%, due 06/15/23[4,10]		225,000	212,625
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. 8.625%, due 06/15/20		100,000	89,000
FTS International, Inc. 6.250%, due 05/01/22[4]		325,000	328,250
Gazprom OAO Via Gaz Capital SA 3.600%, due 02/26/21[3]	EUR	650,000	869,550
4.950%, due 07/19/22[3]		400,000	416,400
Genesis Energy LP/Genesis Energy Finance Corp. 6.250%, due 05/15/26		75,000	74,813
6.500%, due 10/01/25		125,000	127,188
Global Marine, Inc. 7.000%, due 06/01/28		100,000	101,500
Gulfport Energy Corp. 6.000%, due 10/15/24		100,000	100,750
6.375%, due 05/15/25		150,000	151,313
6.375%, due 01/15/26[2]		150,000	150,750
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, due 02/15/26[2]		225,000	$228,375
Hilong Holding Ltd. 7.250%, due 06/22/20[3]		400,000	408,180
Holly Energy Partners LP/Holly Energy Finance Corp. 6.000%, due 08/01/24[2]		175,000	182,875
Jonah Energy LLC/Jonah Energy Finance Corp. 7.250%, due 10/15/25[2]		150,000	151,313
Jones Energy Holdings LLC/Jones Energy Finance Corp. 9.250%, due 03/15/23		200,000	157,000
KazMunayGas National Co. JSC 4.750%, due 04/19/27[3]		625,000	650,950
Laredo Petroleum, Inc. 5.625%, due 01/15/22		275,000	278,438
Lukoil International Finance BV 4.563%, due 04/24/23[3]		400,000	412,180
MEG Energy Corp. 6.375%, due 01/30/23[2]		725,000	623,500
6.500%, due 01/15/25[2,4]		50,000	49,000
7.000%, due 03/31/24[2]		75,000	64,969
Moss Creek Resources Holdings, Inc. 7.500%, due 01/15/26[2]		475,000	494,594
Murphy Oil Corp. 4.450%, due 12/01/22[4,10]		1,050,000	1,053,937
Nabors Industries, Inc. 4.625%, due 09/15/21		75,000	73,313
5.000%, due 09/15/20		225,000	228,380
Noble Holding International Ltd. 6.200%, due 08/01/40		50,000	36,000
7.750%, due 01/15/24[4]		625,000	579,687
7.875%, due 02/01/26[2]		200,000	203,750
8.700%, due 04/01/45[10]		25,000	21,688
Oasis Petroleum, Inc. 6.500%, due 11/01/21[4]		375,000	382,969
Paramount Resources Ltd. 6.875%, due 06/30/23[2,4]		275,000	292,875
Parker Drilling Co. 6.750%, due 07/15/22		125,000	107,500
7.500%, due 08/01/20[4]		75,000	70,313
Parsley Energy LLC/Parsley Finance Corp. 5.625%, due 10/15/27[2]		150,000	154,125
6.250%, due 06/01/24[2]		125,000	131,875
PDC Energy, Inc. 6.125%, due 09/15/24		275,000	286,000
Petrobras Global Finance BV 3.750%, due 01/14/21	EUR	725,000	964,601
4.250%, due 10/02/23	EUR	525,000	719,362
4.375%, due 05/20/23		1,225,000	1,218,262
5.375%, due 01/27/21		850,000	884,850
5.999%, due 01/27/28[3]		300,000	303,000
6.125%, due 01/17/22		720,000	767,520
6.250%, due 12/14/26	GBP	100,000	157,393
6.750%, due 01/27/41		400,000	406,000

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(continued)
7.250%, due 03/17/44	100,000	$106,375
7.375%, due 01/17/27	415,000	460,297
Precision Drilling Corp. 5.250%, due 11/15/24[4]	75,000	73,125
6.500%, due 12/15/21	85,000	86,700
7.125%, due 01/15/26[2,4]	200,000	208,000
7.750%, due 12/15/23[4]	75,000	80,438
QEP Resources, Inc. 5.625%, due 03/01/26	100,000	102,233
Range Resources Corp. 5.000%, due 08/15/22	75,000	75,563
5.000%, due 03/15/23[4]	225,000	224,438
5.750%, due 06/01/21	275,000	287,031
5.875%, due 07/01/22	500,000	520,000
Resolute Energy Corp. 8.500%, due 05/01/20	425,000	428,187
Rowan Cos., Inc. 7.375%, due 06/15/25[4]	325,000	333,024
RSP Permian, Inc. 6.625%, due 10/01/22	25,000	26,250
Sanchez Energy Corp. 6.125%, due 01/15/23[4]	700,000	612,500
7.750%, due 06/15/21[4]	525,000	517,114
Sandridge Energy, Inc. 7.500%, due 03/15/21[8,9,11,12]	1,425,000	0
SESI LLC 7.125%, due 12/15/21[4]	125,000	128,125
7.750%, due 09/15/24[2]	50,000	53,750
Seven Generations Energy Ltd. 5.375%, due 09/30/25[2]	200,000	202,000
SM Energy Co. 5.625%, due 06/01/25[4]	75,000	74,250
6.125%, due 11/15/22[4]	425,000	441,469
6.500%, due 01/01/23[4]	200,000	204,000
6.750%, due 09/15/26	325,000	338,812
Southwestern Energy Co. 4.100%, due 03/15/22[4]	475,000	467,875
6.700%, due 01/23/25[10]	200,000	203,500
State Oil Co. of the Azerbaijan Republic 4.750%, due 03/13/23[3]	800,000	818,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500%, due 08/15/22	675,000	681,750
5.750%, due 04/15/25	125,000	125,938
Summit Midstream Partners LP (fixed, converts to FRN on 12/15/22), 9.500%, due 12/15/22[5]	350,000	364,875
Sunoco LP/Sunoco Finance Corp. 4.875%, due 01/15/23[2]	275,000	280,093
5.500%, due 02/15/26[2]	50,000	51,048
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.500%, due 09/15/24[2]	75,000	76,875
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.125%, due 02/01/25	50,000	50,375
6.750%, due 03/15/24[4]	50,000	53,375
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Transocean, Inc. 5.800%, due 10/15/22[10]		175,000	$176,750
7.500%, due 01/15/26[2]		350,000	364,332
9.000%, due 07/15/23[2,4]		375,000	411,562
9.350%, due 12/15/41[10]		450,000	459,000
Trinidad Drilling Ltd. 6.625%, due 02/15/25[2,4]		200,000	196,000
Tullow Oil PLC 6.000%, due 11/01/20[2]		200,000	202,000
6.250%, due 04/15/22[2,4]		400,000	410,000
Vermilion Energy, Inc. 5.625%, due 03/15/25[2]		225,000	227,250
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.750%, due 04/15/23[2]		175,000	175,875
Weatherford International LLC 6.800%, due 06/15/37[4]		75,000	66,000
Weatherford International Ltd. 6.500%, due 08/01/36[4]		50,000	43,000
7.750%, due 06/15/21[4]		100,000	106,000
8.250%, due 06/15/23[4]		100,000	105,750
9.625%, due 03/01/19		75,000	80,250
9.875%, due 02/15/24		350,000	381,500
Whiting Petroleum Corp. 5.750%, due 03/15/21[4]		550,000	569,250
6.625%, due 01/15/26[2]		50,000	51,188
WildHorse Resource Development Corp. 6.875%, due 02/01/25		350,000	362,250
WPX Energy, Inc. 7.500%, due 08/01/20		202,000	218,160
			42,298,170
Oil services—0.62%
Citgo Holding, Inc. 10.750%, due 02/15/20[2]		275,000	294,250
CITGO Petroleum Corp. 6.250%, due 08/15/22[2]		2,005,000	2,013,772
			2,308,022
Packaging & containers—0.09%
Hercule Debtco Sarl 6.750% Cash, 7.500% PIK, due 06/30/24[2,6]	EUR	275,000	341,426
Paper & forest products—0.38%
Appvion, Inc. 9.000%, due 06/01/20[2,8]		650,000	32,500
Mercer International, Inc. 6.500%, due 02/01/24		150,000	159,375
Suzano Austria GmbH 7.000%, due 03/16/47[3]		450,000	523,125
7.000%, due 03/16/47[2]		600,000	697,500
			1,412,500
Pipelines—0.86%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 5.250%, due 01/15/25		50,000	52,448

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Pipelines—(concluded)
Martin Midstream Partners LP/Martin Midstream Finance Corp. 7.250%, due 02/15/21		450,000	$456,187
NGPL PipeCo LLC 4.375%, due 08/15/22[2]		250,000	252,575
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23		400,000	416,000
Plains All American Pipeline LP (fixed, converts to FRN on 11/15/22), 6.125%, due 11/15/22[5]		150,000	150,938
SemGroup Corp. 7.250%, due 03/15/26[2,4]		200,000	207,000
SemGroup Corp./Rose Rock Finance Corp. 5.625%, due 07/15/22		475,000	479,750
The Williams Cos., Inc. 3.700%, due 01/15/23		425,000	421,812
4.550%, due 06/24/24		100,000	102,625
7.875%, due 09/01/21		325,000	374,562
Transportadora de Gas del Sur SA 9.625%, due 05/14/20[3]		300,000	317,859
			3,231,756
Real estate investment trusts—3.97%
ADLER Real Estate AG 1.500%, due 12/06/21[3]	EUR	325,000	406,583
China Aoyuan Property Group Ltd. 5.375%, due 09/13/22[3]		300,000	287,436
6.525%, due 04/25/19[3]		250,000	254,477
China Evergrande Group 7.500%, due 06/28/23[3]		500,000	504,806
8.750%, due 06/28/25[3]		200,000	206,471
9.500%, due 03/29/24[3]		850,000	905,383
China SCE Property Holdings Ltd. 10.000%, due 07/02/20[3]		600,000	643,240
CIFI Holdings Group Co. Ltd. 5.500%, due 01/23/22[3,9]		900,000	891,078
Country Garden Holdings Co. Ltd. 4.750%, due 07/25/22[3]		300,000	299,927
Crescent Communities LLC/ Crescent Ventures, Inc. 8.875%, due 10/15/21[2]		356,000	377,360
Equinix, Inc. 2.875%, due 02/01/26	EUR	450,000	555,904
Fantasia Holdings Group Co. Ltd. 7.375%, due 10/04/21[3]		400,000	397,710
iStar, Inc. 4.625%, due 09/15/20		175,000	177,188
5.250%, due 09/15/22		50,000	49,875
Jababeka International BV 6.500%, due 10/05/23[3]		400,000	407,062
Kennedy-Wilson, Inc. 5.875%, due 04/01/24		525,000	538,125
MPT Operating Partnership LP/ MPT Finance Corp. 3.325%, due 03/24/25	EUR	700,000	917,869
6.375%, due 03/01/24		325,000	346,450
	Face amount[1]		Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
Realogy Group LLC/Realogy Co-Issuer Corp. 4.500%, due 04/15/19[2]		225,000	$227,250
4.875%, due 06/01/23[2]		500,000	494,525
RKP Overseas Finance 2016 A Ltd. 7.950%, due 02/17/22[3,5]		600,000	617,039
SBA Communications Corp. 4.000%, due 10/01/22[2]		325,000	320,125
Sino-Ocean Land Treasure III Ltd. (fixed, converts to FRN on 09/21/22), 4.900%, due 09/21/22[3,5]		300,000	290,996
Starwood Property Trust, Inc. 4.750%, due 03/15/25[2]		125,000	123,438
Summit Germany Ltd. 2.000%, due 01/31/25[2]	EUR	450,000	555,781
Tesco Property Finance 3 PLC 5.744%, due 04/13/40[3]	GBP	633,235	1,041,473
The GEO Group, Inc. 6.000%, due 04/15/26		200,000	204,000
Theta Capital Pte Ltd. 7.000%, due 04/11/22[3]		600,000	615,847
Times Property Holdings Ltd. 6.250%, due 01/23/20[3]		800,000	808,720
Uniti Group LP/Uniti Fiber Holdings, Inc./ CSL Capital LLC 7.125%, due 12/15/24[2,4]		250,000	221,875
Yanlord Land HK Co. Ltd. 5.875%, due 01/23/22[3]		500,000	510,294
Yuzhou Properties Co. Ltd. 6.000%, due 01/25/22[3]		650,000	651,635
			14,849,942
Retail—2.60%
1011778 BC ULC/New Red Finance, Inc. 5.000%, due 10/15/25[2]		75,000	75,094
Arcos Dorados Holdings, Inc. 5.875%, due 04/04/27[2]		475,000	499,315
Asbury Automotive Group, Inc. 6.000%, due 12/15/24		100,000	104,000
Beacon Escrow Corp. 4.875%, due 11/01/25[2]		125,000	124,375
Beacon Roofing Supply, Inc. 6.375%, due 10/01/23		250,000	265,625
Carrols Restaurant Group, Inc. 8.000%, due 05/01/22		25,000	26,219
Cumberland Farms, Inc. 6.750%, due 05/01/25[2]		75,000	80,063
EVOCA SpA 7.000%, due 10/15/23[3]	EUR	400,000	533,568
FirstCash, Inc. 5.375%, due 06/01/24[2,4]		125,000	130,937
Golden Nugget, Inc. 6.750%, due 10/15/24[2]		600,000	620,250
8.750%, due 10/01/25[2]		275,000	293,562
Group 1 Automotive, Inc. 5.250%, due 12/15/23[2,4]		175,000	180,250

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Retail—(concluded)
Grupo Unicomer Co. Ltd. 7.875%, due 04/01/24[2]		250,000	$271,550
7.875%, due 04/01/24[3]		850,000	923,270
H&E Equipment Services, Inc. 5.625%, due 09/01/25[2]		300,000	311,250
IRB Holding Corp. 6.750%, due 02/15/26[2,14]		225,000	227,812
JC Penney Corp., Inc. 6.375%, due 10/15/36		75,000	51,000
Lithia Motors, Inc. 5.250%, due 08/01/25[2]		125,000	128,750
Matalan Finance PLC 6.750%, due 01/31/23[2]	GBP	450,000	634,140
9.500%, due 01/31/24[2]	GBP	150,000	214,575
Nathan's Famous, Inc. 6.625%, due 11/01/25[2]		125,000	129,063
Newco GB SAS 8.000% Cash, 8.750% PIK, due 12/15/22[2,6]	EUR	300,000	382,075
Penske Automotive Group, Inc. 3.750%, due 08/15/20		100,000	100,500
PVH Corp. 3.125%, due 12/15/27[2]	EUR	125,000	156,319
Rite Aid Corp. 6.750%, due 06/15/21		100,000	102,125
7.700%, due 02/15/27[4]		125,000	110,313
rue21, Inc. 9.000%, due 10/15/21[2,8,9,12]		250,000	625
Shop Direct Funding PLC 7.750%, due 11/15/22[2]	GBP	425,000	561,196
Sonic Automotive, Inc. 6.125%, due 03/15/27		275,000	272,937
Suburban Propane Partners LP/ Suburban Energy Finance Corp. 5.500%, due 06/01/24		1,800,000	1,773,000
The Hillman Group, Inc. 6.375%, due 07/15/22[2]		200,000	197,500
The Scotts Miracle-Gro Co. 6.000%, due 10/15/23		225,000	237,375
			9,718,633
Software—0.05%
MSCI, Inc. 4.750%, due 08/01/26[2]		175,000	178,500
Software & services—0.03%
Ascend Learning LLC 6.875%, due 08/01/25[2]		100,000	103,500
Specialty retail—0.44%
CBR Fashion Finance BV 5.125%, due 10/01/22[2]	EUR	275,000	320,531
L Brands, Inc. 5.250%, due 02/01/28		50,000	49,438
6.750%, due 07/01/36		225,000	226,687
Masaria Investments SAU 5.000%, due 09/15/24[2]	EUR	100,000	124,637
	Face amount[1]		Value
Corporate bonds—(continued)
Specialty retail—(concluded)
Takko Luxembourg 2 SCA 5.375%, due 11/15/23[2]	EUR	150,000	$182,120
3 mo. Euribor + 5.375%, 5.375%, due 11/15/23[2,7]	EUR	600,000	730,106
			1,633,519
Steel—0.22%
Severstal OAO Via Steel Capital SA 5.900%, due 10/17/22[2]		750,000	816,562
Telecom-integrated/services—0.44%
Hughes Satellite Systems Corp. 6.625%, due 08/01/26		300,000	317,250
Intelsat Luxembourg SA 6.750%, due 06/01/18		175,000	171,500
7.750%, due 06/01/21[4]		275,000	124,355
8.125%, due 06/01/23		2,415,000	1,026,375
			1,639,480
Telecommunication services—2.19%
Altice Financing SA 7.500%, due 05/15/26[2]		200,000	207,626
Altice Finco SA 4.750%, due 01/15/28[2]	EUR	250,000	284,004
9.000%, due 06/15/23[3]	EUR	350,000	461,158
Altice Luxembourg SA 7.250%, due 05/15/22[3]	EUR	500,000	608,136
7.750%, due 05/15/22[2,4]		1,600,000	1,536,000
Block Communications, Inc. 6.875%, due 02/15/25[2]		250,000	260,000
CBS Radio, Inc. 7.250%, due 11/01/24[2,4]		250,000	262,500
CommScope Technologies LLC 6.000%, due 06/15/25[2]		725,000	762,838
Digicel Ltd. 6.000%, due 04/15/21[3]		900,000	891,000
6.000%, due 04/15/21[2]		125,000	123,750
6.750%, due 03/01/23[3]		500,000	497,500
eircom Finance DAC 4.500%, due 05/31/22[3]	EUR	325,000	415,189
Embarq Corp. 7.995%, due 06/01/36		375,000	362,771
Level 3 Parent LLC 5.750%, due 12/01/22		175,000	176,750
Qualitytech LP/QTS Finance Corp. 4.750%, due 11/15/25[2]		175,000	176,312
VEON Holdings BV 5.950%, due 02/13/23[3]		450,000	479,025
Wind Tre SpA 2.625%, due 01/20/23[3]	EUR	500,000	577,321
Xplornet Communications, Inc. 9.625% Cash, 10.625% PIK, due 06/01/22[2,6]		105,342	109,556
			8,191,436

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications equipment—0.07%
CDW LLC/CDW Finance Corp. 5.000%, due 09/01/25		250,000	$254,063
Telephone-integrated—2.01%
Frontier Communications Corp. 10.500%, due 09/15/22		675,000	556,875
11.000%, due 09/15/25		475,000	371,687
Level 3 Financing, Inc. 5.375%, due 08/15/22		125,000	126,875
5.625%, due 02/01/23		175,000	177,187
SoftBank Group Corp. 4.500%, due 04/15/20[2]		600,000	609,780
4.750%, due 07/30/25[3]	EUR	500,000	674,472
Sprint Capital Corp. 8.750%, due 03/15/32		2,170,000	2,566,025
Telecom Italia Finance SA 7.750%, due 01/24/33	EUR	400,000	773,873
Virgin Media Finance PLC 5.750%, due 01/15/25[2]		200,000	201,750
6.000%, due 10/15/24[2]		200,000	204,500
6.375%, due 04/15/23[2]		200,000	206,000
Virgin Media Receivables Financing Notes I DAC 5.500%, due 09/15/24[3]	GBP	725,000	1,053,658
			7,522,682
Trading companies & distributors—0.18%
Golden Legacy Pte Ltd. 6.875%, due 03/27/24[2]		250,000	256,267
8.250%, due 06/07/21[3]		400,000	425,657
			681,924
Transportation services—0.70%
Algeco Scotsman Global Finance PLC 8.500%, due 10/15/18[2]		200,000	200,000
9.000%, due 10/15/18[3]	EUR	300,000	373,582
Kazakhstan Temir Zholy National Co. JSC 4.850%, due 11/17/27[2]		300,000	312,746
WFS Global Holding SAS 9.500%, due 07/15/22[3]	EUR	500,000	662,491
12.500%, due 12/30/22[3]	EUR	450,000	619,674
XPO Logistics, Inc. 6.125%, due 09/01/23[2,4]		225,000	237,375
6.500%, due 06/15/22[2]		200,000	208,200
			2,614,068
Wireless telecommunication services—2.85%
Avaya, Inc. 9.000%, due 04/01/19[2,8,9,11,12]		225,000	0
Aveta, Inc. 7.000%, due 04/01/19[2,8,9,11,12]		500,000	0
CenturyLink, Inc. 5.625%, due 04/01/20[4]		100,000	101,375
6.750%, due 12/01/23[4]		200,000	194,560
7.600%, due 09/15/39[4]		975,000	856,781
Cogent Communications Group, Inc. 5.375%, due 03/01/22[2]		150,000	156,000
	Face amount[1]		Value
Corporate bonds—(concluded)
Wireless telecommunication services—(concluded)
Digicel Group Ltd. 8.250%, due 09/30/20[2]		1,550,000	$1,536,592
Intelsat Jackson Holdings SA 9.750%, due 07/15/25[2]		600,000	551,820
Match Group, Inc. 5.000%, due 12/15/27[2,4]		125,000	125,313
6.375%, due 06/01/24		425,000	459,531
Matterhorn Telecom SA 3 mo. Euribor + 3.250%, 3.250%, due 02/01/23[2,7]	EUR	53,571	66,598
3.875%, due 05/01/22[3]	EUR	625,000	788,702
Netflix, Inc. 3.625%, due 05/15/27[3]	EUR	350,000	437,862
4.875%, due 04/15/28[2]		500,000	496,250
Nokia OYJ 3.375%, due 06/12/22		75,000	73,343
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, due 02/15/25[2]		200,000	195,500
Sable Intrenational Finance Ltd. 6.875%, due 08/01/22[2]		400,000	421,500
Sprint Communications, Inc. 9.000%, due 11/15/18[2]		471,000	492,501
9.250%, due 04/15/22		225,000	270,000
Sprint Corp. 7.875%, due 09/15/23		325,000	343,281
T-Mobile USA, Inc. 4.000%, due 04/15/22		175,000	178,391
4.500%, due 02/01/26		200,000	201,028
4.750%, due 02/01/28		400,000	401,500
5.125%, due 04/15/25		25,000	25,813
6.000%, due 03/01/23		125,000	130,831
6.625%, due 04/01/23		650,000	675,545
Windstream Services LLC/Windstream Finance Corp. 6.375%, due 08/01/23[2,4]		54,000	30,375
7.750%, due 10/15/20[4]		375,000	321,563
7.750%, due 10/01/21[4]		46,000	33,580
8.625%, due 10/31/25[2]		102,000	95,370
WTT Investment Ltd. 5.500%, due 11/21/22[3]		300,000	302,981
Zayo Group LLC/Zayo Capital, Inc. 5.750%, due 01/15/27[2]		500,000	508,150
6.000%, due 04/01/23		175,000	183,094
			10,655,730
Total corporate bonds (cost—$336,575,616)			348,797,839
Non-US government obligations—0.41%
Argentine Republic Government International Bond 5.875%, due 01/11/28		395,000	384,335
Egypt Government International Bond 8.500%, due 01/31/47[3]		500,000	572,750
El Salvador Government International Bond 8.250%, due 04/10/32[3]		500,000	581,250
Total non-US government obligations (cost—$1,549,655)			1,538,335

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]	Value
Loan assignments—3.03%
Aerospace & defense—0.02%
Sequa Corp. 1st Lien Term Loan, 3 mo. LIBOR + 5.000%, 6.549%, due 11/28/21[7]	74,625	$75,651
Auto manufacturers—0.12%
Navistar International Corp. 2017 1st Lien Term Loan B, 1 mo. LIBOR + 3.500%, 5.060%, due 11/01/24[7]	425,000	428,366
Broadcast—0.03%
Hercules Offshore LLC Exit Term Loan, Defaulted, 0.000%, due 05/06/20[9,12,15]	142,167	106,625
Building & construction—0.01%
Convergint Technologies LLC 2018 Delayed Draw Term Loan, 0.000%, due 01/24/25[15]	4,839	4,839
2018 1st Lien Term Loan, 0.000%, due 01/25/25[15]	45,161	45,048
		49,887
Building materials—0.01%
Forterra Finance LLC 2017 Term Loan B, 1 mo. LIBOR + 3.000%, 4.574%, due 10/25/23[7]	24,812	23,535
Chemicals—0.08%
Unifrax Corp. 2017 USD Term Loan B, 3 mo. LIBOR + 3.500%, 5.193%, due 04/04/24[7]	199,064	201,677
Venator Materials Corp. Term Loan B, 3 mo. LIBOR + 3.000%, 4.574%, due 08/08/24	99,750	100,623
		302,300
Commercial services—0.08%
Parexel International Corp. Term Loan B, 1 mo. LIBOR + 2.750%, 4.324%, due 09/27/24[7]	149,625	150,710
USS Ultimate Holdings, Inc. 1st Lien Term Loan, 1 mo. LIBOR + 3.750%, 5.324%, due 08/25/24[7]	149,709	151,393
		302,103
Computer software & services—0.13%
Everi Payments, Inc. Term Loan B, 1 mo. LIBOR + 3.500%, 4.979%, due 05/09/24[7]	273,625	275,934
Tempo Acquisition LLC Term Loan, 1 mo. LIBOR + 3.000%, 4.574%, due 05/01/24[7]	199,000	199,872
		475,806
	Face amount[1]	Value
Loan assignments—(continued)
Consumer products—0.08%
Prestige Brands, Inc. Term Loan B5, 1 mo. LIBOR + 2.750%, 4.324%, due 01/26/24[7]	281,727	$284,252
Containers & packaging—0.13%
Consolidated Container Co. LLC 2017 1st Lien Term Loan, 1 mo. LIBOR + 3.500%, 5.074%, due 05/22/24[7]	149,625	150,310
Flex Acquisition Co., Inc. 1st Lien Term Loan, 3 mo. LIBOR + 3.000%, 4.695%, due 12/29/23[7]	347,375	349,710
		500,020
Electronics—0.03%
Micron Technology, Inc. Term Loan, 3 mo. LIBOR + 2.000%, 3.580%, due 04/26/22[7]	99,244	100,010
Entertainment—0.12%
Delta 2 (LUX) S.a.r.l. 2018 USD Term Loan, 1 mo. LIBOR + 2.500%, 4.074%, due 02/01/24[7]	21,972	21,972
Gateway Casinos & Entertainment Limited Term Loan B1, 3 mo. LIBOR + 3.750%, 5.443%, due 02/22/23[7]	273,625	277,472
Lions Gate Entertainment Corp. 2017 Term Loan B, 1 mo. LIBOR + 2.250%, 3.817%, due 12/08/23[7]	148,385	149,869
		449,313
Financial services—0.25%
Air Methods Corp. 2017 Term Loan B, 3 mo. LIBOR + 3.500%, 5.193%, due 04/21/24[7]	196,688	197,671
Camelot UK Holdco Ltd. 2017 Repriced Term Loan, 1 mo. LIBOR + 3.250%, 4.824%, due 10/03/23[7]	222,199	224,352
iPayment, Inc. 2017 1st Lien Term Loan B, 6 mo. LIBOR + 5.000%, 6.618%, due 04/11/23[7]	199,500	201,994
Seminole Tribe of Florida 2017 Term Loan B, 1 mo. LIBOR + 2.000%, 3.567%, due 07/08/24[7]	249,375	250,933
Werner Co. 2017 Term Loan, 1 mo. LIBOR + 4.000%, 5.568%, due 07/24/24[7]	74,813	75,935
		950,885
Food-wholesale—0.05%
Aramark Services, Inc. 2017 Term Loan B1, 0.000%, due 03/11/25[15]	125,000	126,041
Lyons Magnus LLC Term Loan B, 1 mo. LIBOR + 4.250%, 5.824%, due 11/11/24[7]	50,000	50,750
		176,791

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]	Value
Loan assignments—(continued)
Gaming—0.20%
Caesars Entertainment Operating Co. Exit Term Loan, 1 mo. LIBOR + 2.500%, 4.074%, due 10/06/24[7]	275,000	$276,719
Mohegan Tribal Gaming Authority 2016 Term Loan B, 1 mo. LIBOR + 4.000%, 5.574%, due 10/13/23[7]	313,110	315,850
Scientific Games International, Inc. 2017 Term Loan B4, 1 mo. LIBOR + 3.250%, 4.824%, due 08/14/24[7]	149,625	150,394
		742,963
Healthcare-services—0.16%
Davis Vision, Inc. 1st Lien Term Loan B, 3 mo. LIBOR + 3.000%, 4.490%, due 11/01/24[7]	150,000	151,687
Jaguar Holding Co. II 2017 Term Loan, 1 mo. LIBOR + 2.750%, 4.443%, due 08/18/22[7]	316,875	319,014
Surgery Center Holdings, Inc. 2017 Term Loan B, 1 mo. LIBOR + 3.250%, 4.830%, due 09/02/24[7]	124,688	124,791
		595,492
Hotels, restaurants & leisure—0.17%
LTF Merger Sub, Inc. 2017 Term Loan B, 3 mo. LIBOR + 2.750%, 4.229%, due 06/10/22[7]	640,215	645,016
Insurance—0.30%
Asurion LLC 2017 Term Loan B4, 1 mo. LIBOR + 2.750%, 4.324%, due 08/04/22[7]	906,366	912,883
USI, Inc. 2017 Repriced Term Loan, 3 mo. LIBOR + 3.000%, 4.693%, due 05/16/24[7]	199,500	200,348
		1,113,231
Lodging—0.03%
Golden Nugget, Inc. 2017 Incremental Term Loan, 2 mo. LIBOR + 3.250%, 4.857%, due 10/04/23[7]	99,496	100,605
Machinery-construction & mining—0.02%
Terex Corp. 2017 Repriced Term Loan, 3 mo. LIBOR + 2.250%, 3.943%, due 01/31/24[7]	74,438	74,903
Machinery-diversified—0.01%
Engineered Machinery Holdings, Inc. 1st Lien Term Loan, 3 mo. LIBOR + 3.250%, 4.943%, due 07/19/24[7]	50,000	50,250
	Face amount[1]	Value
Loan assignments—(continued)
Manufacturing-diversified—0.04%
Columbus McKinnon Corp. Term Loan B, 3 mo. LIBOR + 3.000%, 4.693%, due 01/31/24[7]	131,617	$132,933
Media-publishing—0.09%
Meredith Corp. Term Loan B, 0.000%, due 01/17/25[15]	325,000	324,187
Metals & mining—0.08%
Big River Steel LLC Term Loan B, 3 mo. LIBOR + 5.000%, 6.693%, due 08/23/23[7]	149,625	152,992
Neenah Foundry Co. 2017 Term Loan, 2 mo. LIBOR + 6.500%, 8.154%, due 12/13/22[7]	150,000	152,812
		305,804
Oil & gas—0.41%
California Resources Corp. 2017 1st Lien Term Loan, 1 mo. LIBOR + 4.750%, 6.306%, due 12/31/22[7]	650,000	661,388
Second Out Term Loan, 1 mo. LIBOR + 10.375%, 11.936%, due 12/31/21[7]	75,000	84,938
Chesapeake Energy Corp. Term Loan, 3 mo. LIBOR + 7.500%, 8.954%, due 08/23/21[7]	250,000	267,345
Citgo Holding Inc. 2015 Term Loan B, 3 mo. LIBOR + 8.500%, 10.195%, due 05/12/18[7]	366,829	368,777
Medallion Midland Acquisition LLC 1st Lien Term Loan, 1 mo. LIBOR + 3.250%, 4.824%, due 10/30/24[7]	75,000	75,375
Peabody Energy Corp. Exit Term Loan, 1 mo. LIBOR + 3.500%, 5.074%, due 03/31/22[7]	82,159	83,220
		1,541,043
Packaging & containers—0.03%
Berry Plastics Group, Inc. Term Loan N, 1 mo. LIBOR + 2.250%, 3.804%, due 01/19/24[7]	124,063	124,873
Pipelines—0.07%
BCP Renaissance Parent LLC 2017 Term Loan B, 3 mo. LIBOR + 4.000%, 5.772%, due 10/31/24[7]	275,000	278,267
REITS—0.07%
RHP Hotel Properties LP 2017 Term Loan B, 3 mo. LIBOR + 2.250%, 3.670%, due 05/11/24[7]	248,125	249,522
Retail-restaurants—0.06%
1011778 B.C. Unlimited Liability Co. Term Loan B3, 3 mo. LIBOR + 2.250%, 3.824%, due 02/16/24[7]	148,873	149,691

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount[1]	Value
Loan assignments—(concluded)
Retail-restaurants—(concluded)
Tacala LLC 1st Lien Term Loan, 0.000%, due 01/17/25[15]	75,000	$75,844
		225,535
Transportation—0.01%
PODS LLC Term Loan B3, 1 mo. LIBOR + 3.000%, 4.555%, due 12/06/24[7]	49,875	50,374
Wireless telecommunication services—0.14%
Radiate Holdco LLC 1st Lien Term Loan, 1 mo. LIBOR + 3.000%, 4.574%, due 02/01/24[7]	297,750	298,548
Zayo Group LLC 2017 Incremental Term Loan, 1 mo. LIBOR + 2.250%, 3.817%, due 01/19/24[7]	232,363	233,641
		532,189
Total loan assignments (cost—$11,196,994)		11,312,731
	Number of shares
Common stocks—0.57%
Energy-exploration & production—0.13%
Chaparral Energy, Inc.*	16,834	416,642
Chaparral Energy, Inc.*,9,11	3,605	89,224
		505,866
Metals & mining—0.01%
Aleris International*,9,12	795	19,875
Oil, gas & consumable fuels—0.34%
Bonanza Creek Energy, Inc.*	11,869	332,451
Denbury Resources, Inc.*,4	1,675	4,070
Halcon Resources Corp.*,4	57,318	457,971
Linn Energy, Inc.*,9	2,353	92,943
Midstates Petroleum Co., Inc.*	395	6,482
Peabody Energy Corp.*	8,242	333,059
Peabody Energy Corp.*,11,12	919	35,280
SandRidge Energy, Inc.*	1,102	19,715
		1,281,971
Software—0.09%
Avaya Holdings Corp.*	15,982	333,704
Total common stocks (cost—$1,911,170)		2,141,416
Preferred stocks—0.15%
Oil, gas & consumable fuels—0.07%
Peabody Energy Corp.[9,12]	3,424	254,232
	Number of shares	Value
Preferred stocks—(concluded)
Transportation infrastructure—0.08%
Seaspan Corp. 6.375%, due 04/30/19	11,327	$288,612
Total preferred stocks (cost—$365,933)		542,844
	Number of warrants
Warrants—0.20%
Automobiles—0.20%
General Motors Co., strike price $18.33, expires 07/10/19*	30,621	756,951
Oil & Gas—0.00%†
SandRidge Energy, Inc. strike price $42.03, expires 10/04/22*,9	1,172	1,055
SandRidge Energy, Inc. strike price $41.34, expires 10/04/22*	2,784	2,923
		3,978
Oil, gas & consumable fuels—0.00%†
Peabody Energy Corp., strike price $0.01, expires 07/03/17*,11,12	26	998
Midstates Petroleum Co., Inc. strike price $24.00, expires 04/21/20*,9	2,804	51
		1,049
Total warrants (cost—$276,822)		761,978
	Face amount[1]
Repurchase agreement—2.20%
Repurchase agreement dated 01/31/18 with State Street Bank and Trust Co., 0.050% due 02/01/18, collateralized by $8,365,899 US Treasury Notes, 2.000% to 3.125% due 01/31/21 to 08/31/21; (value—$8,396,697); proceeds: $8,232,011 (cost—$8,232,000)	8,232,000	8,232,000
	Number of shares
Investment of cash collateral from securities loaned—8.23%
Money market fund—8.23%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$30,749,140)	30,749,140	30,749,140
Total investments (cost—$390,857,330)—108.10%		404,076,283
Liabilities in excess of other assets—(8.10)%		(30,290,978)
Net assets—100.00%		$373,785,305

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 243.

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSC	USD	152,222	EUR	126,040	02/01/18	$4,264
SSC	USD	465,338	EUR	383,154	02/01/18	10,367
SSC	USD	283,547	EUR	228,261	02/01/18	(150)
SSC	USD	652,376	EUR	523,535	03/01/18	(1,275)
SSC	USD	28,995	GBP	21,403	02/01/18	1,394
SSC	USD	123,522	GBP	91,041	02/01/18	5,743
SSC	USD	119,667	GBP	84,529	03/01/18	471
SSC	EUR	54,981,100	USD	66,146,387	02/01/18	(2,115,381)
SSC	EUR	54,473,456	USD	67,443,803	03/01/18	(302,737)
SSC	GBP	8,776,227	USD	11,878,044	02/01/18	(582,877)
SSC	GBP	8,729,363	USD	12,304,831	03/01/18	(101,846)
						$(3,082,027)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$348,793,339	$4,500	$348,797,839
Non-US government obligations	—	1,538,335	—	1,538,335
Loan assignments	—	11,206,106	106,625	11,312,731
Common stocks	1,997,037	89,224	55,155	2,141,416
Preferred stocks	288,612	—	254,232	542,844
Warrants	760,929	51	998	761,978
Repurchase agreement	—	8,232,000	—	8,232,000
Investment of cash collateral from securities loaned	—	30,749,140	—	30,749,140
Forward foreign currency contracts	—	22,239	—	22,239
Total	$3,046,578	$400,630,434	$421,510	$404,098,522
Liabilities
Forward foreign currency contracts	$—	$(3,104,266)	$—	$(3,104,266)

At January 31, 2018, there was a transfer from Level 1 to Level 2 of $89,224.

PACE High Yield Investments

Portfolio of investments—January 31, 2018 (unaudited)

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the period ended January 31, 2018:

	Corporate bonds	Common stocks	Loan assignment	Warrants	Preferred stocks	Total
Beginning balance	$0	$20,670	$147,931	$—	$—	$168,601
Purchases	—	—	—	—	—	—
Sales	—	—	(55,074)	—	—	(55,074)
Accrued discounts/(premiums)	—	—	9	—	—	9
Total realized gain/(loss)	—	—	106	—	—	106
Net change in unrealized appreciation/depreciation	3,875	(795)	13,653	—	—	16,733
Transfers into Level 3	625	35,280	—	998	254,232	291,135
Transfers out of Level 3	—	—	—	—	—	—
Ending balance	$4,500	$55,155	$106,625	$998	$254,232	$421,510

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2018, was $(21,635). Transfers into Level 3 represent the value at the end of the period. At January 31, 2018, securities were transferred from Level 1 and Level 2 to Level 3 as the valuation is based primarily on unobservable inputs from an established pricing source.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.005%.

1  In US dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Security, or portion thereof, was on loan at the period end.

5  Perpetual investment. Date shown reflects the next call date.

6  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

7  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

8  Bond interest in default.

9  Illiquid investment at the period end.

10  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

11  Security is being fair valued by a valuation committee under the direction of the board of trustees.

12  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

13  These securities are considered illiquid and restricted. At the period end, the value of these securities amounted to 0.00% of net assets. The table below provides further information:

Illiquid & restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 1/31/18	Value as a percentage of net assets
Peabody Energy Corp., 10.000%, due 03/15/22	04/03/17	$0	0.00%	$0	0.00%
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 10.750%, due 10/01/20	11/10/16	0	0.00	0	0.00
Sandridge Energy, Inc., 7.500%, due 03/15/21	10/04/16	0	0.00	0	0.00

14  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

15  Position is unsettled. Contract rate was not determined at January 31, 2018 and does not take effect until settlement.

See accompanying notes to financial statements

PACE Large Co Value Equity Investments

Performance

For the six months ended January 31, 2018, the Portfolio's Class P shares returned 12.74% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Value Index (the "benchmark") gained 11.33%, the Lipper Multi-Cap Value Funds category posted a median return of 12.40% and the Lipper Large-Cap Value Funds category posted a median return of 13.37%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 141. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments2

The Portfolio outperformed its benchmark during the reporting period. Allocation across sectors was most additive to performance, overall. Generally, cyclical sectors performed better during the reporting period versus defensive sectors, which lagged the broader benchmark. An underweight to utilities was additive to relative results as was an overweight to information technology, a sector that posted very robust returns in the benchmark. Stock selection was also positive, largely driven by strong stock selection within the industrials and consumer staples sectors, offsetting weaker stock selection within financials.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  The Advisor and/or Subadvisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pzena Investment Management, LLC ("Pzena");

Boston Partners Global Investors, Inc. ("Boston Partners");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital");

River Road Asset Management, LLC ("River Road")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA and Fred Lee, CFA, assisted by Vincent Russo and Mayoor Joshi

Pzena: Richard S. Pzena, John J. Flynn and Benjamin Silver;

Boston Partners: Martin P. MacDonnell, CFA and Mark Donovan, CFA;

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA;

River Road: Henry W. Sanders III, Thomas S. Forsha, James C. Shircliff

Objective:

Capital appreciation and dividend income

Investment process:

The main strategies of the subadvisors include:

• A "deep value" strategy which follows a disciplined investment process.

(continued on next page)

PACE Large Co Value Equity Investments

Investment process
(concluded)

• A "long/short" or "130/30" equity strategy in which the subadvisor invests in companies with attractive valuations, business fundamentals and business momentum implemented using a blend of quantitative and fundamental analysis.

• A "long/short" or "130/30" equity strategy in which the subadvisor employs a dynamic, quantitative factor based approach to investing.

• A "dividend all cap value" strategy in which the subadvisor invests in a diversified, all-capitalization portfolio of income-producing equity securities.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	12.63%	18.00%	13.53%	7.62%
Class C2	12.18	17.07	12.64	6.77
Class Y3	12.74	18.26	13.81	7.91
Class P4	12.74	18.29	13.81	7.88
After deducting maximum sales charge
Class A1	6.43	11.50	12.25	7.01
Class C2	11.18	16.07	12.64	6.77
Russell 1000 Value Index[5]	11.33	17.22	13.47	7.95
Lipper Multi-Cap Value Funds median[6]	12.40	18.71	13.00	7.64
Lipper Large-Cap Value Funds median[6]	13.37	20.35	13.15	7.62

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	9.34%	13.82%	13.86%	6.56%
Class C2	8.93	12.93	12.97	5.72
Class Y3	9.45	14.07	14.13	6.84
Class P4	9.43	14.03	14.13	6.82
After deducting maximum sales charge
Class A1	3.33	7.54	12.58	5.96
Class C2	7.93	11.93	12.97	5.72

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, were as follows: Class A—1.46% and 1.46%; Class C—2.25% and 2.23%; Class Y—1.21% and 1.21%; and Class P—1.24% and 1.23%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.14%; Class C—1.89%; Class Y—0.89%; and Class P—0.89%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

6  On June 15, 2017, Lipper changed the peer group classification for PACE Large Co Value Equity Investments from the Large-Cap Value Funds category to the Multi-Cap Value Funds category.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Large Co Value Equity Investments

Portfolio statistics—January 31, 2018 (unaudited)

Top ten holdings (long holdings)[1]	Percentage of net assets
Wells Fargo & Co.	2.5%
Bank of America Corp.	2.5
JPMorgan Chase & Co.	2.4
Citigroup, Inc.	2.3
Berkshire Hathaway, Inc., Class B	2.0
Wal-Mart Stores, Inc.	1.9
Marathon Petroleum Corp.	1.7
Exxon Mobil Corp.	1.7
Oracle Corp.	1.7
Chevron Corp.	1.6
Total	20.3%
Top ten holdings (short holdings)[1]	Percentage of net assets
Molson Coors Brewing Co., Class B	(0.2)%
Ball Corp.	(0.2)
Willis Towers Watson PLC	(0.2)
Guidewire Software, Inc.	(0.2)
MetLife, Inc.	(0.2)
Hess Corp.	(0.2)
Casey's General Stores, Inc.	(0.2)
Macquarie Infrastructure Corp.	(0.2)
Cree, Inc.	(0.2)
Cypress Semiconductor Corp.	(0.2)
Total	(2.0)%
Top five Issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
United States	101.0%
United Kingdom	3.6
Bermuda	2.5
Switzerland	1.8
Ireland	1.5
Total	110.4%
Sectors (long holdings)[1]	Percentage of net assets
Financials	32.6%
Information Technology	14.2
Energy	13.2
Consumer Discretionary	12.5
Industrials	11.8
Health Care	10.1
Consumer Staples	7.1
Materials	6.2
Utilities	2.5
Telecommunication Services	1.6
Total	111.8%
Top five Issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
United States	(12.4)%
Ireland	(0.4)
Bermuda	(0.3)
Netherlands	(0.2)
Canada	(0.1)
Total	(13.4)%
Sectors (short holdings)[1]	Percentage of net assets
Financials	(3.5)%
Information Technology	(2.3)
Consumer Discretionary	(2.1)
Industrials	(1.5)
Consumer Staples	(1.1)
Materials	(1.1)
Energy	(0.9)
Health Care	(0.5)
Utilities	(0.4)
Total	(13.4)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—111.79%
Aerospace & defense—1.53%
Arconic, Inc.	88,652	$2,664,879
General Dynamics Corp.	25,858	5,752,888
Raytheon Co.	17,901	3,740,235
Spirit AeroSystems Holdings, Inc., Class A	18,503	1,893,967
United Technologies Corp.	57,096	7,879,819
		21,931,788
Air freight & logistics—0.71%
United Parcel Service, Inc., Class B	80,610	10,263,265
Airlines—0.85%
American Airlines Group, Inc.	9,260	503,003
Copa Holdings SA, Class A	11,000	1,521,630
Delta Air Lines, Inc.	113,486	6,442,600
Southwest Airlines Co.	41,922	2,548,858
Spirit Airlines, Inc.*,1	27,470	1,157,036
		12,173,127
Auto components—0.60%
BorgWarner, Inc.	123,930	6,972,302
Gentex Corp.	21,340	505,331
Lear Corp.	5,950	1,149,183
		8,626,816
Automobiles—0.81%
Fiat Chrysler Automobiles NV1	141,850	3,428,514
Ford Motor Co.	681,775	7,479,072
General Motors Co.	16,390	695,100
		11,602,686
Banks—7.42%
BB&T Corp.	292,062	16,118,902
Citizens Financial Group, Inc.	34,946	1,604,021
Commerce Bancshares, Inc.	46,175	2,701,699
East West Bancorp, Inc.	40,612	2,676,737
Fifth Third Bancorp	107,339	3,552,921
KeyCorp	161,139	3,448,375
Lloyds Banking Group PLC, ADR[1]	599,967	2,417,867
Popular, Inc.	53,554	2,176,435
Regions Financial Corp.	279,504	5,374,862
SunTrust Banks, Inc.	31,858	2,252,361
Synovus Financial Corp.[2]	65,580	3,304,576
TCF Financial Corp.	70,383	1,509,715
The PNC Financial Services Group, Inc.	42,091	6,651,220
US Bancorp	282,195	16,124,622
Wells Fargo & Co.[2]	538,787	35,441,409
Western Alliance Bancorp*	18,790	1,102,221
		106,457,943
Beverages—0.82%
Coca-Cola European Partners PLC	71,454	2,869,593
PepsiCo, Inc.	63,936	7,691,501
The Coca-Cola Co.	26,870	1,278,743
		11,839,837
	Number of shares	Value
Common stocks—(continued)
Biotechnology—1.30%
Amgen, Inc.	57,038	$10,611,920
Biogen, Inc.*	1,540	535,627
Gilead Sciences, Inc.	73,025	6,119,495
United Therapeutics Corp.*	10,940	1,411,260
		18,678,302
Building products—0.73%
Johnson Controls International PLC	217,252	8,501,071
Owens Corning	21,410	1,990,487
		10,491,558
Capital markets—4.79%
BlackRock, Inc.	5,110	2,870,798
CME Group, Inc.	10,458	1,605,094
Franklin Resources, Inc.[2]	303,556	12,873,810
Intercontinental Exchange, Inc.	19,700	1,454,648
Morgan Stanley	218,936	12,380,831
State Street Corp.	96,027	10,579,294
The Goldman Sachs Group, Inc.	75,073	20,111,306
Thomson Reuters Corp.	159,702	6,916,694
		68,792,475
Chemicals—2.94%
Air Products & Chemicals, Inc.	8,710	1,466,503
Cabot Corp.	24,380	1,649,063
Celanese Corp., Series A	32,759	3,543,214
DowDuPont, Inc.	85,576	6,467,834
Eastman Chemical Co.	12,330	1,222,889
FMC Corp.	17,289	1,579,004
LyondellBasell Industries N.V., Class A	44,882	5,378,659
Methanex Corp.	41,494	2,612,047
Nutrien Ltd.*	27,271	1,427,364
Praxair, Inc.	100,765	16,272,540
The Mosaic Co.	19,942	544,417
		42,163,534
Commercial services & supplies—0.70%
KAR Auction Services, Inc.	165,580	9,030,733
Waste Management, Inc.	11,000	972,730
		10,003,463
Communications equipment—2.35%
Cisco Systems, Inc.[2]	539,215	22,398,991
Juniper Networks, Inc.	87,829	2,296,728
Motorola Solutions, Inc.	91,191	9,069,857
		33,765,576
Construction & engineering—0.04%
Fluor Corp.	9,683	587,758
Construction materials—0.31%
Cemex SAB de C.V., ADR*	282,941	2,345,581
CRH PLC, ADR[1]	54,561	2,040,036
		4,385,617

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Consumer finance—2.19%
Capital One Financial Corp.[2]	160,843	$16,721,238
Discover Financial Services	112,150	8,949,570
Synchrony Financial	143,848	5,707,889
		31,378,697
Containers & packaging—0.96%
AptarGroup, Inc.	16,530	1,445,052
Bemis Co., Inc.	38,350	1,792,479
Berry Global Group, Inc.*	12,285	727,149
Crown Holdings, Inc.*	13,641	791,860
Graphic Packaging Holding Co.	77,145	1,245,892
Sonoco Products Co.	35,007	1,901,230
WestRock Co.	87,463	5,827,660
		13,731,322
Diversified consumer services—0.03%
H&R Block, Inc.	18,930	502,402
Diversified financial services—8.00%
Bank of America Corp.[2]	1,102,684	35,285,888
Citigroup, Inc.[2]	415,887	32,638,812
Granite Point Mortgage Trust, Inc.	10,088	173,917
JPMorgan Chase & Co.[2]	301,323	34,854,032
Leucadia National Corp.	48,291	1,307,237
Voya Financial, Inc.	202,621	10,518,056
		114,777,942
Diversified telecommunication services—1.53%
AT&T, Inc.[2]	100,093	3,748,483
Verizon Communications, Inc.	336,309	18,184,228
		21,932,711
Electric utilities—0.71%
AES Corp.	115,240	1,332,175
American Electric Power Co., Inc.	22,287	1,532,900
Duke Energy Corp.	10,658	836,653
Edison International	69,061	4,318,384
Hawaiian Electric Industries, Inc.	21,253	724,940
PG&E Corp.	13,970	592,747
Xcel Energy, Inc.	19,355	883,362
		10,221,161
Electrical equipment—1.57%
ABB Ltd., ADR	81,116	2,260,703
AMETEK, Inc.	39,250	2,994,775
Eaton Corp. PLC	91,081	7,648,072
Emerson Electric Co.	133,558	9,646,894
		22,550,444
Electronic equipment, instruments & components—2.52%
Arrow Electronics, Inc.*	9,739	792,170
Avnet, Inc.	9,452	401,710
Corning, Inc.	431,666	13,476,613
Dolby Laboratories, Inc., Class A	14,380	925,209
Flex Ltd.*	154,498	2,782,509
FLIR Systems, Inc.	15,680	802,973
Jabil, Inc.	55,015	1,399,032
	Number of shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—(concluded)
TE Connectivity Ltd.[2]	142,193	$14,579,048
Trimble, Inc.*	23,220	1,024,002
		36,183,266
Energy equipment & services—0.96%
Baker Hughes a GE Co.	30,186	970,480
Halliburton Co.	167,243	8,980,949
Nabors Industries Ltd.	71,120	557,581
Patterson-UTI Energy, Inc.	69,630	1,644,660
Schlumberger Ltd.	13,280	977,142
Transocean Ltd.*	58,540	631,647
		13,762,459
Equity real estate investment trusts—3.75%
American Homes 4 Rent, Class A	32,710	680,041
Camden Property Trust	7,790	674,302
DDR Corp.	101,960	827,915
EPR Properties	17,117	1,010,930
Equity Residential	14,561	897,103
Iron Mountain, Inc.	344,298	12,060,759
Ryman Hospitality Properties, Inc.	134,482	10,294,597
Sabra Health Care REIT, Inc.	214,686	3,885,817
The GEO Group, Inc.	279,359	6,299,546
Ventas, Inc.	146,034	8,173,523
Weingarten Realty Investors	27,786	821,076
Weyerhaeuser Co.	219,910	8,255,422
		53,881,031
Food & staples retailing—3.18%
CVS Health Corp.[2]	211,962	16,679,290
Wal-Mart Stores, Inc.[2]	260,549	27,774,523
Walgreens Boots Alliance, Inc.	16,280	1,225,233
		45,679,046
Food products—0.40%
Lamb Weston Holdings, Inc.	18,880	1,106,368
Mondelez International, Inc., Class A	39,566	1,756,731
Nomad Foods Ltd.*	169,084	2,881,191
		5,744,290
Gas utilities—1.17%
AmeriGas Partners LP	116,881	5,521,458
National Fuel Gas Co.[1]	201,246	11,219,465
		16,740,923
Health care equipment & supplies—0.43%
Baxter International, Inc.	15,120	1,089,094
Danaher Corp.	19,640	1,989,139
Medtronic PLC	21,470	1,844,058
The Cooper Cos., Inc.	5,010	1,225,797
		6,148,088
Health care providers & services—3.67%
Anthem, Inc.[2]	30,747	7,620,644
Brookdale Senior Living, Inc.*	46,180	438,710
Cardinal Health, Inc.	42,172	3,027,528

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Health care providers & services—(concluded)
Centene Corp.*	12,470	$1,337,283
Cigna Corp.	32,593	6,790,751
DaVita, Inc.*	24,810	1,936,172
Express Scripts Holding Co.*	124,881	9,888,078
HCA Healthcare, Inc.*	12,550	1,269,558
Laboratory Corp. of America Holdings*	17,074	2,979,413
McKesson Corp.	84,759	14,314,100
Premier, Inc., Class A*,1	17,500	567,875
UnitedHealth Group, Inc.	10,320	2,443,570
		52,613,682
Hotels, restaurants & leisure—1.85%
Carnival Corp.	9,060	648,787
Cedar Fair LP	56,882	3,856,600
Extended Stay America, Inc.	455,303	9,210,780
Hilton Worldwide Holdings, Inc.	37,558	3,216,843
Norwegian Cruise Line Holdings Ltd.*	33,260	2,020,212
Royal Caribbean Cruises Ltd.	8,980	1,199,279
Starbucks Corp.	93,860	5,332,186
Yum China Holdings, Inc.	22,260	1,032,641
		26,517,328
Household durables—0.16%
Mohawk Industries, Inc.*	8,300	2,332,798
Household products—1.27%
Kimberly-Clark Corp.	106,448	12,454,416
The Procter & Gamble Co.[2]	66,914	5,777,355
		18,231,771
Independent power and renewable electricity producers—0.22%
NRG Energy, Inc.	77,438	2,014,162
Vistra Energy Corp.*,1	60,050	1,170,975
		3,185,137
Industrial conglomerates—0.50%
General Electric Co.	335,807	5,429,999
Roper Technologies, Inc.	6,000	1,683,540
		7,113,539
Insurance—7.47%
Aflac, Inc.	22,890	2,018,898
American Financial Group, Inc.	12,044	1,365,067
American International Group, Inc.	194,029	12,402,334
American National Insurance Co.	3,640	460,060
Arch Capital Group Ltd.*	11,590	1,053,995
Aspen Insurance Holdings Ltd.	35,180	1,313,973
Assured Guaranty Ltd.	27,095	964,311
Athene Holding Ltd., Class A*	28,020	1,405,483
Axis Capital Holdings Ltd.	249,619	12,613,248
Berkshire Hathaway, Inc., Class B*,2	130,828	28,046,907
Brighthouse Financial, Inc.*	13,982	898,483
Chubb Ltd.	48,714	7,606,691
CNA Financial Corp.	50,382	2,728,689
Everest Re Group Ltd.	15,034	3,454,813
First American Financial Corp.	30,380	1,794,547
Lincoln National Corp.	6,410	530,748
	Number of shares	Value
Common stocks—(continued)
Insurance—(concluded)
Mercury General Corp.[1]	10,546	$516,227
MetLife, Inc.	288,536	13,869,926
Old Republic International Corp.	53,760	1,155,302
ProAssurance Corp.	25,109	1,373,462
The Allstate Corp.	44,601	4,405,241
The Hanover Insurance Group, Inc.	20,442	2,313,012
The Travelers Cos., Inc.	4,065	609,425
Validus Holdings Ltd.	23,769	1,609,161
XL Group Ltd.	75,510	2,781,788
		107,291,791
Internet & catalog retail—0.36%
Liberty Interactive Corp. QVC Group, Class A*	114,191	3,207,625
The Priceline Group, Inc.*	1,034	1,977,060
		5,184,685
Internet software & services—0.96%
Akamai Technologies, Inc.*	6,130	410,649
Alphabet, Inc., Class A*	3,193	3,774,828
eBay, Inc.*	187,489	7,608,304
LogMeIn, Inc.	6,570	826,506
Twitter, Inc.*	46,720	1,205,843
		13,826,130
IT services—1.37%
Alliance Data Systems Corp.	5,832	1,496,841
Cognizant Technology Solutions Corp., Class A	138,481	10,798,748
DXC Technology Co.	74,509	7,417,371
		19,712,960
Leisure products—0.38%
Polaris Industries, Inc.[1]	48,161	5,442,675
Life sciences tools & services—0.25%
Bio-Rad Laboratories, Inc., Class A*	5,410	1,398,647
QIAGEN NV*	18,706	626,464
Thermo Fisher Scientific, Inc.	7,184	1,610,006
		3,635,117
Machinery—2.03%
Caterpillar, Inc.	13,372	2,176,694
Crane Co.	23,180	2,316,609
Cummins, Inc.	41,836	7,865,168
Dover Corp.	97,266	10,330,622
Fortive Corp.	12,910	981,418
Ingersoll-Rand PLC	10,930	1,034,306
Parker-Hannifin Corp.	7,433	1,497,155
Stanley Black & Decker, Inc.	10,633	1,767,524
Trinity Industries, Inc.	35,630	1,228,166
		29,197,662
Media—4.98%
CBS Corp., Class B	32,593	1,877,683
Cinemark Holdings, Inc.	250,940	9,234,592
Comcast Corp., Class A2	180,101	7,659,695
DISH Network Corp., Class A*	18,893	886,082
Liberty Broadband Corp., Class A*	10,180	963,435

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Media—(concluded)
Liberty Latin America Ltd., Class C*	55,330	$1,254,331
Meredith Corp.	41,795	2,764,321
News Corp., Class A	159,317	2,725,914
Omnicom Group, Inc.	228,458	17,511,306
The Interpublic Group Cos., Inc.	599,631	13,125,923
The Madison Square Garden Co., Class A*	8,310	1,793,630
The Walt Disney Co.	11,590	1,259,485
Time Warner, Inc.	56,936	5,428,848
Twenty-First Century Fox, Inc., Class A	107,511	3,967,156
Viacom, Inc., Class B	30,600	1,022,652
		71,475,053
Metals & mining—1.44%
Alcoa Corp.*	19,860	1,033,117
Barrick Gold Corp.	181,112	2,604,390
Compass Minerals International, Inc.[1]	94,818	6,912,232
Freeport-McMoRan, Inc.*	104,130	2,030,535
Newmont Mining Corp.	41,586	1,684,649
Nucor Corp.	22,626	1,515,037
Steel Dynamics, Inc.	95,994	4,358,128
Tahoe Resources, Inc.	113,010	496,114
		20,634,202
Multi-utilities—0.24%
Ameren Corp.	19,514	1,105,078
CenterPoint Energy, Inc.	31,228	880,005
Dominion Energy, Inc.	12,365	945,180
Vectren Corp.	7,760	470,489
		3,400,752
Multiline retail—1.07%
Kohl's Corp.	19,110	1,237,755
Macy's, Inc.	48,950	1,270,252
Target Corp.	171,664	12,912,566
		15,420,573
Oil, gas & consumable fuels—12.33%
Andeavor	67,108	7,258,401
BP PLC, ADR	139,625	5,974,554
Cabot Oil & Gas Corp.	73,476	1,936,093
Cenovus Energy, Inc.	524,126	5,005,403
Cheniere Energy, Inc.*	10,440	590,486
Chevron Corp.[2]	179,568	22,508,849
Cimarex Energy Co.	5,654	634,379
CNX Resources Corp.*	30,510	427,445
ConocoPhillips	121,568	7,149,414
CONSOL Energy, Inc.*	5,946	192,829
Devon Energy Corp.	24,013	993,418
Diamondback Energy, Inc.*	42,000	5,271,000
Dominion Energy Midstream Partners LP	83,747	2,491,473
Energen Corp.*	38,656	2,019,003
EOG Resources, Inc.	12,070	1,388,050
EQT Corp.	30,837	1,674,141
Exxon Mobil Corp.[2]	274,188	23,936,612
Gulfport Energy Corp.*	63,600	646,812
HollyFrontier Corp.	28,260	1,355,350
Jagged Peak Energy, Inc.*,1	52,655	676,617
Kinder Morgan, Inc.	78,508	1,411,574
	Number of shares	Value
Common stocks—(continued)
Oil, gas & consumable fuels—(concluded)
Magellan Midstream Partners LP	104,097	$7,431,485
Marathon Petroleum Corp.	351,722	24,363,783
Murphy Oil Corp.	103,927	3,336,057
Occidental Petroleum Corp.	96,175	7,210,240
Parsley Energy, Inc., Class A*	38,024	897,366
Phillips 66	28,864	2,955,674
QEP Resources, Inc.*	73,790	690,674
Royal Dutch Shell PLC, Class A, ADR	298,523	20,968,255
Southwestern Energy Co.*	135,180	573,163
Spectra Energy Partners LP	182,765	7,811,376
Targa Resources Corp.	13,120	629,760
Valero Energy Corp.	59,135	5,675,186
World Fuel Services Corp.	33,560	935,988
		177,020,910
Personal products—1.11%
Coty, Inc., Class A	338,105	6,630,239
Nu Skin Enterprises, Inc., Class A	10,054	722,279
Unilever PLC, ADR	152,444	8,608,513
		15,961,031
Pharmaceuticals—4.58%
Abbott Laboratories	20,664	1,284,474
Johnson & Johnson[2]	124,897	17,259,517
Merck & Co., Inc.[2]	247,577	14,668,937
Mylan N.V.*	291,190	12,477,492
Perrigo Co. PLC	9,486	859,621
Pfizer, Inc.[2]	380,677	14,100,276
Sanofi, ADR[1]	82,538	3,625,894
Shire PLC, ADR	10,089	1,412,864
		65,689,075
Professional services—0.69%
Nielsen Holdings PLC	229,468	8,584,398
The Dun & Bradstreet Corp.	10,480	1,296,690
		9,881,088
Road & rail—0.85%
Kansas City Southern	6,710	759,102
Union Pacific Corp.	85,275	11,384,213
		12,143,315
Semiconductors & semiconductor equipment—2.02%
Applied Materials, Inc.	9,110	488,569
Intel Corp.[2]	245,233	11,805,517
Marvell Technology Group Ltd.	93,390	2,178,789
Micron Technology, Inc.*	44,565	1,948,382
QUALCOMM, Inc.	157,714	10,763,980
Teradyne, Inc.	38,150	1,748,796
		28,934,033
Software—2.61%
Autodesk, Inc.*	5,470	632,441
Micro Focus International PLC, ADR	80,215	2,425,702
Microsoft Corp.	95,349	9,059,108
Oracle Corp.[2]	458,662	23,662,373
Synopsys, Inc.*	17,490	1,619,749
		37,399,373

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Specialty retail—1.06%
Bed Bath & Beyond, Inc.	46,494	$1,073,082
Best Buy Co., Inc.	6,690	488,771
Burlington Stores, Inc.*	12,540	1,526,243
Foot Locker, Inc.	27,480	1,350,642
L Brands, Inc.	21,090	1,056,398
Lowe's Cos., Inc.	12,351	1,293,520
The Home Depot, Inc.	27,322	5,488,990
The TJX Cos., Inc.	36,175	2,905,576
		15,183,222
Technology hardware, storage & peripherals—2.34%
Apple, Inc.[2]	11,543	1,932,644
Hewlett Packard Enterprise Co.	852,802	13,985,953
HP, Inc.	431,627	10,065,542
NetApp, Inc.	78,296	4,815,204
Western Digital Corp.	30,544	2,717,805
		33,517,148
Textiles, apparel & luxury goods—0.59%
Carter's, Inc.	4,853	583,816
Hanesbrands, Inc.[1]	250,230	5,434,996
Michael Kors Holdings Ltd.*	17,490	1,154,340
Skechers U.S.A., Inc., Class A*	33,050	1,361,329
		8,534,481
Thrifts & mortgage finance—0.08%
BankUnited, Inc.	29,050	1,192,212
Tobacco—0.34%
Philip Morris International, Inc.[2]	45,550	4,884,327
Trading companies & distributors—1.62%
Air Lease Corp.	12,770	620,877
Aircastle Ltd.	184,016	4,346,458
Fastenal Co.	286,038	15,720,648
MSC Industrial Direct Co., Inc., Class A	14,080	1,321,830
United Rentals, Inc.*	3,380	612,152
WESCO International, Inc.*	9,770	665,826
		23,287,791
Wireless telecommunication services—0.05%
Telephone & Data Systems, Inc.	28,440	780,109
Total common stocks (cost—$1,291,403,957)		1,604,621,497
	Number of rights
Rights—0.00%†
Safeway Casa Ley CVR*,1,3,4,5	35,500	8,875
Safeway PDC LLC CVR*,1,3,4,5	35,500	1,065
Total rights (cost—$37,027)		9,940
	Face amount	Value
Repurchase agreement—2.06%
Repurchase agreement dated 01/31/18 with State Street Bank and Trust Co., 0.050% due 02/01/18, collateralized by $30,041,828 US Treasury Notes, 2.000% to 3.125% due 01/31/21 to 08/31/21; (value—$30,152,426); proceeds: $29,561,041 (cost—$29,561,000)	$29,561,000	$29,561,000
	Number of shares
Investment of cash collateral from securities loaned—0.82%
Money market fund—0.82%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$11,715,364)	11,715,364	11,715,364
Total investments before investments sold short (cost—$1,332,717,348)—114.67%		1,645,907,801
Investments sold short—(13.47)%
Common stocks—(13.47)%
Aerospace & defense—(0.13)%
Harris Corp.	(6,210)	(989,750)
Huntington Ingalls Industries, Inc.	(3,570)	(848,018)
		(1,837,768)
Airlines—(0.04)%
Alaska Air Group, Inc.	(9,420)	(619,177)
Auto components—(0.12)%
Autoliv, Inc.	(6,947)	(1,057,403)
The Goodyear Tire & Rubber Co.	(17,900)	(623,278)
		(1,680,681)
Banks—(1.26)%
CIT Group, Inc.	(20,770)	(1,052,831)
Community Bank System, Inc.	(24,297)	(1,295,030)
Cullen/Frost Bankers, Inc.	(7,394)	(786,796)
CVB Financial Corp.	(47,964)	(1,122,358)
First Financial Bankshares, Inc.	(34,798)	(1,616,367)
FNB Corp.	(84,670)	(1,215,014)
Glacier Bancorp, Inc.	(13,019)	(510,605)
KeyCorp	(86,750)	(1,856,450)
M&T Bank Corp.	(3,884)	(740,989)
People's United Financial, Inc.	(41,119)	(808,811)
Prosperity Bancshares, Inc.	(18,973)	(1,438,153)
SVB Financial Group	(5,100)	(1,257,405)
Trustmark Corp.	(17,761)	(564,622)
UMB Financial Corp.	(9,503)	(723,939)
United Bankshares, Inc.	(22,695)	(835,176)
Valley National Bancorp	(70,294)	(883,596)
Westamerica BanCorp.	(23,845)	(1,415,678)
		(18,123,820)

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Beverages—(0.22)%
Molson Coors Brewing Co., Class B	(37,668)	$(3,164,865)
Biotechnology—(0.04)%
BioMarin Pharmaceutical, Inc.	(6,222)	(561,411)
Building products—(0.12)%
Johnson Controls International PLC	(42,380)	(1,658,329)
Capital markets—(0.33)%
Ameriprise Financial, Inc.	(6,890)	(1,162,343)
BGC Partners, Inc., Class A	(75,250)	(1,076,828)
FactSet Research Systems, Inc.	(2,219)	(445,331)
Legg Mason, Inc.	(21,860)	(931,673)
TD Ameritrade Holding Corp.	(19,063)	(1,063,525)
		(4,679,700)
Chemicals—(0.56)%
Ashland Global Holdings, Inc.	(23,730)	(1,722,561)
Balchem Corp.	(16,617)	(1,312,743)
Celanese Corp., Series A	(14,410)	(1,558,586)
HB Fuller Co.	(11,865)	(615,200)
International Flavors & Fragrances, Inc.	(7,972)	(1,198,191)
NewMarket Corp.	(4,095)	(1,628,131)
		(8,035,412)
Commercial services & supplies—(0.25)%
Mobile Mini, Inc.	(29,586)	(1,119,830)
Rollins, Inc.	(21,387)	(1,055,235)
Stericycle, Inc.	(18,444)	(1,389,940)
		(3,565,005)
Communications equipment—(0.10)%
ViaSat, Inc.	(18,939)	(1,432,167)
Construction & engineering—(0.15)%
Jacobs Engineering Group, Inc.	(10,584)	(735,165)
KBR, Inc.	(67,830)	(1,379,662)
		(2,114,827)
Construction materials—(0.12)%
Vulcan Materials Co.	(13,121)	(1,776,583)
Consumer finance—(0.11)%
Ally Financial, Inc.	(26,920)	(801,408)
Navient Corp.	(58,550)	(834,338)
		(1,635,746)
Containers & packaging—(0.40)%
AptarGroup, Inc.	(11,756)	(1,027,710)
Ball Corp.	(78,145)	(2,991,391)
International Paper Co.	(16,640)	(1,045,990)
Sonoco Products Co.	(13,223)	(718,141)
		(5,783,232)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Electric utilities—(0.29)%
El Paso Electric Co.	(13,163)	$(687,108)
Entergy Corp.	(26,220)	(2,063,252)
IDACORP, Inc.	(8,274)	(713,881)
OGE Energy Corp.	(22,880)	(736,736)
		(4,200,977)
Electrical equipment—(0.06)%
Acuity Brands, Inc.	(5,530)	(854,053)
Electronic equipment, instruments & components—(0.39)%
Avnet, Inc.	(13,940)	(592,450)
Corning, Inc.	(32,900)	(1,027,138)
Keysight Technologies, Inc.	(20,180)	(942,810)
National Instruments Corp.	(39,573)	(1,976,276)
VeriFone Systems, Inc.	(28,886)	(510,704)
Zebra Technologies Corp., Class A	(4,620)	(568,999)
		(5,618,377)
Energy equipment & services—(0.27)%
Helmerich & Payne, Inc.	(15,440)	(1,112,143)
National Oilwell Varco, Inc.	(44,159)	(1,619,752)
RPC, Inc.	(21,591)	(436,139)
Weatherford International PLC	(190,015)	(748,659)
		(3,916,693)
Equity real estate investment trusts—(0.49)%
Extra Space Storage, Inc.	(10,568)	(882,217)
HCP, Inc.	(18,030)	(434,162)
Iron Mountain, Inc.	(37,479)	(1,312,889)
Lamar Advertising Co., Class A	(12,277)	(883,944)
Public Storage	(4,387)	(858,799)
Realty Income Corp.	(11,071)	(588,867)
SL Green Realty Corp.	(7,784)	(782,448)
Washington Prime Group, Inc.	(197,890)	(1,302,116)
		(7,045,442)
Food & staples retailing—(0.30)%
Casey's General Stores, Inc.	(20,425)	(2,473,672)
Costco Wholesale Corp.	(3,488)	(679,707)
PriceSmart, Inc.	(13,617)	(1,160,168)
		(4,313,547)
Food products—(0.51)%
Blue Buffalo Pet Products, Inc.	(30,515)	(1,036,900)
Bunge Ltd.	(12,080)	(959,514)
Flowers Foods, Inc.	(39,570)	(775,968)
Hormel Foods Corp.	(32,770)	(1,124,994)
McCormick & Co., Inc.	(11,971)	(1,302,086)
The Hain Celestial Group, Inc.	(16,379)	(624,695)
The J.M. Smucker Co.	(6,900)	(875,541)
TreeHouse Foods, Inc.	(12,260)	(578,181)
		(7,277,879)

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Gas utilities—(0.06)%
UGI Corp.	(19,330)	$(884,734)
Health care equipment & supplies—(0.13)%
DENTSPLY SIRONA, Inc.	(22,882)	(1,391,454)
West Pharmaceutical Services, Inc.	(5,275)	(528,555)
		(1,920,009)
Health care providers & services—(0.11)%
Acadia Healthcare Co., Inc.	(21,190)	(722,155)
Envision Healthcare Corp.	(24,470)	(880,675)
		(1,602,830)
Health care technology—(0.13)%
Medidata Solutions, Inc.	(13,958)	(950,679)
Veeva Systems, Inc., Class A	(13,690)	(860,554)
		(1,811,233)
Hotels, restaurants & leisure—(0.62)%
Aramark	(32,871)	(1,505,820)
Domino's Pizza, Inc.	(3,527)	(764,830)
International Game Technology PLC	(44,120)	(1,282,568)
MGM Resorts International	(44,722)	(1,630,117)
Norwegian Cruise Line Holdings Ltd.	(15,700)	(953,618)
Papa John's International, Inc.	(16,971)	(1,101,248)
Planet Fitness, Inc.	(28,380)	(958,109)
Texas Roadhouse, Inc.	(12,173)	(714,799)
		(8,911,109)
Household durables—(0.10)%
D.R. Horton, Inc.	(18,130)	(889,277)
PulteGroup, Inc.	(17,780)	(565,937)
		(1,455,214)
Insurance—(1.17)%
Arch Capital Group Ltd.	(6,827)	(620,847)
Arthur J Gallagher & Co.	(24,310)	(1,660,859)
Cincinnati Financial Corp.	(22,631)	(1,740,324)
FNF Group	(20,150)	(785,447)
Loews Corp.	(23,650)	(1,221,522)
Markel Corp.	(1,002)	(1,149,985)
Mercury General Corp.	(19,441)	(951,637)
MetLife, Inc.	(52,870)	(2,541,461)
RLI Corp.	(20,322)	(1,305,892)
The Hartford Financial Services Group, Inc.	(17,851)	(1,048,925)
White Mountains Insurance Group Ltd.	(890)	(747,511)
Willis Towers Watson PLC	(18,610)	(2,986,347)
		(16,760,757)
Internet & catalog retail—(0.13)%
Liberty Expedia Holdings, Inc., Class A	(15,450)	(724,451)
Wayfair, Inc., Class A	(12,125)	(1,115,621)
		(1,840,072)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Internet software & services—(0.22)%
Cimpress NV	(14,997)	$(1,910,768)
CoStar Group, Inc.	(3,533)	(1,222,806)
		(3,133,574)
IT services—(0.36)%
Acxiom Corp.	(49,194)	(1,331,682)
Conduent, Inc.	(74,120)	(1,215,568)
WEX, Inc.	(11,029)	(1,707,399)
Wipro Ltd., ADR	(178,610)	(980,569)
		(5,235,218)
Leisure products—(0.04)%
Mattel, Inc.	(35,923)	(569,020)
Machinery—(0.46)%
AGCO Corp.	(11,220)	(814,796)
CNH Industrial N.V.	(52,008)	(764,518)
Deere & Co.	(3,269)	(544,027)
Flowserve Corp.	(47,300)	(2,143,636)
John Bean Technologies Corp.	(7,982)	(907,953)
The Middleby Corp.	(5,525)	(752,836)
Wabtec Corp.	(8,591)	(696,215)
		(6,623,981)
Media—(0.48)%
Altice USA, Inc., Class A	(42,331)	(908,847)
Charter Communications, Inc., Class A	(4,930)	(1,859,842)
Liberty Broadband Corp., Class C	(11,360)	(1,085,448)
Liberty Media Corp-Liberty SiriusXM, Class A	(15,340)	(690,453)
Liberty Media Corp.-Liberty Formula One, Class C	(28,520)	(1,074,919)
The Interpublic Group Cos., Inc.	(26,820)	(587,090)
Viacom, Inc., Class B	(22,645)	(756,796)
		(6,963,395)
Multi-utilities—(0.06)%
Public Service Enterprise Group, Inc.	(16,360)	(848,593)
Multiline retail—(0.07)%
Dollar General Corp.	(9,973)	(1,028,416)
Oil, gas & consumable fuels—(0.59)%
Antero Resources Corp.	(36,470)	(708,612)
Apache Corp.	(36,652)	(1,644,575)
Carrizo Oil & Gas, Inc.	(25,299)	(508,763)
Centennial Resource Development, Inc., Class A	(42,280)	(862,935)
Hess Corp.	(50,119)	(2,531,511)
Kosmos Energy Ltd.	(74,676)	(516,011)
Murphy Oil Corp.	(21,311)	(684,083)
Whiting Petroleum Corp.	(34,296)	(957,544)
		(8,414,034)
Personal products—(0.06)%
Coty, Inc., Class A	(45,682)	(895,824)

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Pharmaceuticals—(0.13)%
Eli Lilly & Co.	(17,809)	$(1,450,543)
Mallinckrodt PLC	(24,050)	(434,343)
		(1,884,886)
Professional services—(0.06)%
Verisk Analytics, Inc.	(8,424)	(842,821)
Road & rail—(0.07)%
Heartland Express, Inc.	(45,775)	(1,038,635)
Semiconductors & semiconductor equipment—(0.46)%
Cavium, Inc.	(11,638)	(1,033,222)
Cree, Inc.	(66,289)	(2,287,633)
Cypress Semiconductor Corp.	(126,740)	(2,191,335)
First Solar, Inc.	(7,250)	(486,982)
Microsemi Corp.	(9,640)	(595,656)
		(6,594,828)
Software—(0.72)%
ACI Worldwide, Inc.	(73,487)	(1,722,535)
Blackbaud, Inc.	(12,305)	(1,179,065)
FireEye, Inc.	(71,095)	(1,072,113)
Guidewire Software, Inc.	(32,477)	(2,580,298)
HubSpot, Inc.	(15,826)	(1,535,913)
Proofpoint, Inc.	(13,605)	(1,387,982)
Workday, Inc., Class A	(6,830)	(818,849)
		(10,296,755)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Specialty retail—(0.21)%
CarMax, Inc.	(19,105)	$(1,363,524)
Monro, Inc.	(10,874)	(614,381)
Penske Automotive Group, Inc.	(18,580)	(969,690)
		(2,947,595)
Technology hardware, storage & peripherals—(0.07)%
Hewlett Packard Enterprise Co.	(60,699)	(995,464)
Textiles, apparel & luxury goods—(0.35)%
Gildan Activewear, Inc.	(39,058)	(1,326,800)
NIKE, Inc., Class B	(25,936)	(1,769,354)
Tapestry, Inc.	(27,595)	(1,298,069)
Under Armour, Inc., Class A	(41,392)	(573,693)
		(4,967,916)
Thrifts & mortgage finance—(0.15)%
New York Community Bancorp, Inc.	(148,588)	(2,104,006)
Trading companies & distributors—(0.04)%
Herc Holdings, Inc.	(8,790)	(577,679)
Transportation infrastructure—(0.16)%
Macquarie Infrastructure Corp.	(34,760)	(2,306,326)
Total investments sold short (proceeds—$168,077,783)		(193,350,615)
Liabilities in excess of other assets—(1.20)%		(17,202,734)
Net assets—100.00%		$1,435,354,452

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 243.

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,604,621,497	$—	$—	$1,604,621,497
Rights	—	—	9,940	9,940
Repurchase agreement	—	29,561,000	—	29,561,000
Investment of cash collateral from securities loaned	—	11,715,364	—	11,715,364
Total	$1,604,621,497	$41,276,364	$9,940	$1,645,907,801
Liabilities
Investments sold short	$(193,350,615)	$—	$—	$(193,350,615)

At January 31, 2018, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the period ended January 31, 2018:

Rights
Beginning balance	$9,940
Purchases	—
Issuances	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	—
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$9,940

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2018, was $0.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.005%.

1  Security, or portion thereof, was on loan at the period end.

2  Security, or portion thereof, pledged as collateral for investments sold short.

3  Illiquid investment at the period end.

4  Security is being fair valued by a valuation committee under the direction of the board of trustees.

5  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Performance

For the six months ended January 31, 2018, the Portfolio's Class P shares gained 17.12% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Growth Index (the "benchmark") gained 19.15%, and the Lipper Large-Cap Growth Funds category posted a median return of 18.00%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 154. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments2

The portfolio underperformed the benchmark during the reporting period. The primary detractor from performance was stock selection, particularly within health care. In terms of individual holdings, the largest detractors from performance were Celgene Corp. and Allergan plc. Celgene Corp. has been under significant pressure due to market concerns surrounding REVLIMID's 2027 patent expiration and skepticism as to whether the company's current pipeline can sufficiently backfill revenue losses. We closed our position in Celgene Corp. prior to the end of the reporting period. We continue to hold Allergan plc. as of the end of the reporting period. Positive stock selection in the information technology and consumer discretionary sectors partially offset difficulty in health care. Sector allocation was an additional headwind due to the portfolio's overweight to financials and real estate. An underweight to the consumer staples and health care sectors partially offset the aforementioned negatives.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  The Advisor and/or Subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Jackson Square Partners, LLC ("Jackson Square");

Mar Vista Investment Partners ("Mar Vista");

J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA and Fred Lee, CFA, assisted by Vincent Russo and Mayoor Joshi

Jackson Square: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen;

Mar Vista: Brian L. Massey and Silas A. Myers;

J.P. Morgan: Giri Devulapally and Joseph Wilson

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy in which the subadvisor seeks to identify companies with secular business models and opportunities to generate consistent, long-term growth of intrinsic business value.

• A strategy in which the subadvisor seeks to identify companies with sustainable competitive advantages and ample opportunities to grow

(continued on next page)

PACE Large Co Growth Equity Investments

Investment process
(concluded)

and reinvest capital at high rates of return.

• A strategy in which the subadvisor employs a concentrated, fundamentally driven sustainable growth strategy.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	16.96%	36.10%	15.96%	9.91%
Class C2	16.48	35.05	15.01	9.01
Class Y3	17.17	36.51	16.27	10.23
Class P4	17.12	36.49	16.26	10.20
After deducting maximum sales charge
Class A1	10.51	28.61	14.66	9.29
Class C2	15.48	34.05	15.01	9.01
Russell 1000 Growth Index[5]	19.15	34.89	17.95	11.65
Lipper Large-Cap Growth Funds median	18.00	34.23	16.43	10.33

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	12.19%	29.54%	15.44%	8.00%
Class C2	11.71	28.50	14.50	7.11
Class Y3	12.35	29.89	15.75	8.31
Class P4	12.30	29.84	15.73	8.28
After deducting maximum sales charge
Class A1	6.01	22.40	14.13	7.38
Class C2	10.72	27.50	14.50	7.11

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, were as follows: Class A—1.18% and 1.18%; Class C—1.99% and 1.93%; Class Y—0.92% and 0.92%; and Class P—0.93% and 0.93%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.18%; Class C—1.93%; Class Y—0.93%; and Class P—0.93%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Large Co Growth Equity Investments

Portfolio statistics—January 31, 2018 (unaudited)

Top ten holdings[1]	Percentage of net assets
Alphabet, Inc. Class C	3.9%
PayPal Holdings, Inc.	3.5
Berkshire Hathaway, Inc., Class B	3.5
Microsoft Corp.	3.0
Honeywell International, Inc.	3.0
American Tower Corp.	3.0
MasterCard, Inc., Class A	2.9
Markel Corp.	2.9
Visa, Inc., Class A	2.8
Oracle Corp.	2.7
Total	31.2%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	94.0%
Netherlands	2.3
Curacao	1.8
United Kingdom	1.6
Ireland	0.7
Total	100.4%
Sectors[1]	Percentage of net assets
Information Technology	37.6%
Financials	18.7
Consumer Discretionary	12.3
Industrials	11.8
Health Care	9.0
Consumer Staples	3.4
Materials	2.2
Energy	1.8
Total	96.8%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—96.79%
Aerospace & defense—2.51%
Northrop Grumman Corp.	7,529	$2,563,851
The Boeing Co.	18,606	6,593,408
TransDigm Group, Inc.	87,053	27,587,966
		36,745,225
Air freight & logistics—3.38%
FedEx Corp.	82,720	21,712,346
XPO Logistics, Inc.*	292,667	27,639,471
		49,351,817
Airlines—0.43%
Delta Air Lines, Inc.	52,798	2,997,343
Southwest Airlines Co.	52,838	3,212,550
		6,209,893
Automobiles—0.13%
Tesla, Inc.*,1	5,439	1,927,092
Banks—1.90%
US Bancorp	486,798	27,815,638
Beverages—0.47%
Constellation Brands, Inc., Class A	13,383	2,937,167
Monster Beverage Corp.*	58,334	3,980,129
		6,917,296
Biotechnology—2.05%
Biogen, Inc.*	65,775	22,877,203
Incyte Corp.*	12,838	1,159,143
Regeneron Pharmaceuticals, Inc.*	1,316	482,511
Vertex Pharmaceuticals, Inc.*	32,415	5,409,091
		29,927,948
Capital markets—4.08%
Intercontinental Exchange, Inc.	338,520	24,996,317
Morgan Stanley	47,853	2,706,087
S&P Global, Inc.	22,729	4,116,222
The Charles Schwab Corp.	520,503	27,763,630
		59,582,256
Chemicals—2.12%
Albemarle Corp.	9,112	1,016,808
Ecolab, Inc.	217,461	29,940,031
		30,956,839
Communications equipment—0.94%
Arista Networks, Inc.*	49,882	13,758,453
Construction materials—0.11%
Vulcan Materials Co.	11,699	1,584,045
Diversified financial services—4.31%
Berkshire Hathaway, Inc., Class B*	234,916	50,361,292
CME Group, Inc.	82,352	12,639,385
		63,000,677
	Number of shares	Value
Common stocks—(continued)
Electrical equipment—0.17%
Rockwell Automation, Inc.	12,403	$2,446,988
Electronic equipment, instruments & components—0.22%
Amphenol Corp., Class A	12,535	1,162,872
Universal Display Corp.	12,661	2,018,163
		3,181,035
Energy equipment & services—1.75%
Schlumberger Ltd.	348,209	25,621,218
Equity real estate investment trusts—5.54%
American Tower Corp.	295,431	43,635,159
Crown Castle International Corp.	214,487	24,187,699
Equinix, Inc.	28,744	13,083,981
		80,906,839
Food products—1.39%
Mondelez International, Inc., Class A	458,320	20,349,408
Health care equipment & supplies—2.60%
Becton Dickinson and Co.	29,393	7,140,736
Boston Scientific Corp.*	105,977	2,963,117
DENTSPLY SIRONA, Inc.	252,793	15,372,342
DexCom, Inc.*	17,352	1,009,886
Intuitive Surgical, Inc.*	26,691	11,521,704
		38,007,785
Health care providers & services—0.54%
Humana, Inc.	1,968	554,641
UnitedHealth Group, Inc.	30,998	7,339,707
		7,894,348
Hotels, restaurants & leisure—0.88%
Domino's Pizza, Inc.	54,410	11,798,808
Las Vegas Sands Corp.	14,346	1,112,102
		12,910,910
Industrial conglomerates—5.15%
Honeywell International, Inc.	274,776	43,873,484
Roper Industries, Inc.	112,078	31,447,966
		75,321,450
Insurance—2.90%
Markel Corp.*	36,938	42,393,373
Internet & catalog retail—4.83%
Amazon.com, Inc.*	22,131	32,109,647
Liberty Interactive Corp. QVC Group, Class A*	604,957	16,993,242
Netflix, Inc.*	23,111	6,246,903
The Priceline Group, Inc.*	1,882	3,598,478
TripAdvisor, Inc.*,1	310,244	10,756,160
Wayfair, Inc., Class A*	9,290	854,773
		70,559,203
Internet software & services—8.85%
Alphabet, Inc. Class A*	20,140	23,809,911
Alphabet, Inc. Class C*	48,574	56,828,666
eBay, Inc.*	503,683	20,439,456

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Internet software & services—(concluded)
Facebook, Inc., Class A*	121,612	$22,728,067
MercadoLibre, Inc.	10,903	4,220,551
Shopify, Inc., Class A*	9,657	1,235,323
		129,261,974
IT services—9.51%
MasterCard, Inc., Class A	253,581	42,855,189
PayPal Holdings, Inc.*	603,783	51,514,765
Visa, Inc., Class A	334,378	41,539,779
Worldpay, Inc., Class A*	37,373	3,001,426
		138,911,159
Life sciences tools & services—3.13%
Illumina, Inc.*	52,435	12,198,478
IQVIA Holdings, Inc.*	201,177	20,558,278
Mettler-Toledo International, Inc.*	17,992	12,149,278
Thermo Fisher Scientific, Inc.	4,019	900,698
		45,806,732
Media—1.86%
Comcast Corp., Class A	104,712	4,453,402
Liberty Global PLC, Class A*	118,105	4,414,765
Liberty Global PLC, Series C*	514,082	18,383,572
		27,251,739
Multiline retail—3.28%
Dollar General Corp.	138,185	14,249,637
Dollar Tree, Inc.*	293,307	33,730,305
		47,979,942
Oil, gas & consumable fuels—0.02%
Pioneer Natural Resources Co.	1,858	339,847
Personal products—1.54%
The Estee Lauder Cos., Inc., Class A	12,090	1,631,666
Unilever N.V.	361,798	20,799,767
		22,431,433
Pharmaceuticals—0.66%
Allergan PLC	53,213	9,592,175
Semiconductors & semiconductor equipment—3.06%
Applied Materials, Inc.	364,302	19,537,516
ASML Holding N.V.	63,810	12,950,878
Broadcom Ltd.	22,327	5,537,766
NVIDIA Corp.	27,285	6,706,653
		44,732,813
Software—14.02%
Activision Blizzard, Inc.	95,865	7,106,472
Adobe Systems, Inc.*	128,886	25,746,267
Electronic Arts, Inc.*	168,091	21,340,833
	Number of shares	Value
Common stocks—(concluded)
Software—(concluded)
Intuit, Inc.	162,774	$27,329,755
Microsoft Corp.	465,000	44,179,650
Oracle Corp.	769,096	39,677,663
Salesforce.com, Inc.*	22,290	2,539,054
ServiceNow, Inc.*	39,985	5,952,567
Snap, Inc., Class A*,1	41,794	565,055
Symantec Corp.	423,474	11,531,197
Take-Two Interactive Software, Inc.*	149,419	18,926,905
		204,895,418
Specialty retail—1.28%
Ross Stores, Inc.	37,902	3,122,746
The Home Depot, Inc.	59,259	11,905,133
The Sherwin-Williams Co.	5,931	2,473,879
Ulta Salon, Cosmetics & Fragrance, Inc.*	5,605	1,244,871
		18,746,629
Technology hardware, storage & peripherals—1.02%
Apple, Inc.	88,577	14,830,447
Trading companies & distributors—0.16%
United Rentals, Inc.*	13,095	2,371,635
Total common stocks (cost—$967,298,652)		1,414,521,679
	Face amount
Repurchase agreement—3.07%
Repurchase agreement dated 01/31/18 with State Street Bank and Trust Co., 0.050% due 02/01/18, collateralized by $45,558,171 US Treasury Notes, 2.000% to 3.125% due 01/31/21 to 08/31/21; (value—$45,725,892); proceeds: $44,829,062 (cost—$44,829,000)	$44,829,000	44,829,000
	Number of shares
Investment of cash collateral from securities loaned—0.92%
Money market fund—0.92%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$13,466,251)	13,466,251	13,466,251
Total investments (cost—$1,025,593,903)—100.78%		1,472,816,930
Liabilities in excess of other assets—(0.78)%		(11,376,660)
Net assets—100.00%		$1,461,440,270

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 243.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,414,521,679	$—	$—	$1,414,521,679
Repurchase agreement	—	44,829,000	—	44,829,000
Investment of cash collateral from securities loaned	—	13,466,251	—	13,466,251
Total	$1,414,521,679	$58,295,251	$—	$1,472,816,930

At January 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Performance

For the six months ended January 31, 2018, the Portfolio's Class P shares gained 10.42% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Value Index (the "benchmark") rose 8.77%, and the Lipper Small-Cap Core Funds category posted a median return of 10.77%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 161. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments2

The Portfolio outperformed its benchmark during the reporting period. Allocation across sectors was most additive to performance, overall. Generally, cyclical sectors, such as industrials and materials, performed best as each of these sectors posted returns in excess of 19% during the reporting period. An underweight to REITS and utilities, the worst-performing sectors in the benchmark, was additive to relative results as was an overweight to industrials. Stock selection was also positive, largely driven by strong stock selection within REITS, energy and information technology, offsetting weaker stock selection in the consumer discretionary and consumer staples sectors.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  The Advisor and/or Subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Systematic Financial Management, L.P. ("Systematic");

Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick"); Sapience Investments, LLC ("Sapience");
Huber Capital Management LLC ("Huber")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA and Fred Lee, CFA, assisted by Vincent Russo and Mayoor Joshi

Systematic: Ronald M. Mushock and D. Kevin McCreesh;

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone Sapience: Samir Sikka;

Huber Capital: Joseph Huber

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A "value equity" strategy in which the subadvisor targets smaller capitalization companies with sustainable business models selling below their value.

• A strategy that employs a two-pronged investment approach that utilizes quantitative screening and fundamental research to identify value companies with strong

(continued on next page)

PACE Small/Medium Co Value Equity Investments

Investment process
(concluded)

potential for positive earnings revisions.

• A strategy that employs a fundamental, bottom-up, research-driven investment style and follows a disciplined investment process to identify high-quality companies.

• A "deep value" strategy that seeks long-term total investment return through capital appreciation, generally investing in common stocks of US companies that are considered to be undervalued.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	10.30%	11.15%	12.14%	8.80%
Class C2	9.88	10.32	11.29	7.98
Class Y3	10.43	11.35	12.30	9.03
Class P4	10.42	11.35	12.29	8.97
After deducting maximum sales charge
Class A1	4.22	5.02	10.87	8.19
Class C2	8.92	9.35	11.29	7.98
Russell 2500 Value Index[5]	8.77	11.14	12.07	9.35
Lipper Small-Cap Core Funds median	10.77	15.10	12.57	9.37

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	8.14%	9.19%	13.12%	8.05%
Class C2	7.71	8.32	12.26	7.23
Class Y3	8.26	9.32	13.26	8.27
Class P4	8.21	9.34	13.27	8.22
After deducting maximum sales charge
Class A1	2.21	3.19	11.84	7.45
Class C2	6.77	7.38	12.26	7.23

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, were as follows: Class A—1.23% and 1.23%; Class C—1.99% and 1.99%; Class Y—1.13% and 1.04%; and Class P—1.09% and 1.04%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.29%; Class C—2.04%; Class Y—1.04%; and Class P—1.04%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Small/Medium Co Value Equity Investments

Portfolio statistics—January 31, 2018 (unaudited)

Top ten holdings[1]	Percentage of net assets
RBC Bearings, Inc.	1.7%
Envision Healthcare Corp.	1.7
TransUnion	1.7
HFF, Inc., Class A	1.6
The Cheesecake Factory, Inc.	1.6
Broadridge Financial Solutions, Inc.	1.5
CDW Corp.	1.5
Snap-on, Inc.	1.4
Anika Therapeutics, Inc.	1.4
Core Laboratories N.V.	1.4
Total	15.5%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	90.5%
Bermuda	6.1
Puerto Rico	1.5
Canada	1.5
Netherlands	1.4
Total	101.0%
Sectors[1]	Percentage of net assets
Financials	26.8%
Industrials	19.2
Information Technology	12.8
Consumer Discretionary	12.5
Health Care	8.2
Energy	7.9
Materials	5.3
Consumer Staples	2.7
Utilities	1.8
Total	97.2%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—97.21%
Aerospace & defense—0.11%
Arconic, Inc.	16,800	$505,008
Wesco Aircraft Holdings, Inc.*	16,400	117,260
		622,268
Air freight & logistics—1.28%
Expeditors International of Washington, Inc.	108,600	7,053,570
Airlines—0.16%
JetBlue Airways Corp.*	43,290	903,029
Automobiles—0.92%
Thor Industries, Inc.	37,150	5,076,919
Banks—9.79%
Atlantic Capital Bancshares, Inc.*	27,700	494,445
Bank of Hawaii Corp.[1]	64,200	5,371,614
Bank of the Ozarks, Inc.	41,285	2,062,186
Cathay General Bancorp	42,300	1,850,202
Citizens Financial Group, Inc.	93,830	4,306,797
Comerica, Inc.	21,140	2,012,951
First Citizens BancShares Inc., Class A	2,100	893,361
First Hawaiian, Inc.	143,400	4,144,260
First Horizon National Corp.	80,600	1,600,716
FNB Corp.	133,375	1,913,931
Hancock Holding Co.	56,600	3,039,420
KeyCorp	95,060	2,034,284
Pinnacle Financial Partners, Inc.	17,820	1,128,006
Popular, Inc.	81,400	3,308,096
Sterling Bancorp	274,600	6,796,350
SunTrust Banks, Inc.	10,500	742,350
Texas Capital Bancshares, Inc.*	33,150	3,142,620
The Bank of NT Butterfield & Son Ltd.	94,446	3,795,784
United Community Banks, Inc.	56,485	1,789,445
Wintrust Financial Corp.	43,040	3,697,136
		54,123,954
Building products—0.67%
Continental Building Products, Inc.*	90,038	2,561,581
JELD-WEN Holding, Inc.*	29,185	1,146,387
		3,707,968
Capital markets—2.78%
Artisan Partners Asset Management, Inc., Class A	70,550	2,762,033
E*TRADE Financial Corp.*	28,685	1,511,700
Lazard Ltd., Class A	26,220	1,535,705
MSCI, Inc.	44,750	6,230,542
OM Asset Management PLC	31,700	567,113
Stifel Financial Corp.	7,495	506,814
Uranium Participation Corp.*	145,900	462,610
Virtus Investment Partners, Inc.	14,000	1,792,000
		15,368,517
Chemicals—2.92%
Axalta Coating Systems Ltd.*	123,300	3,883,950
Huntsman Corp.	53,320	1,843,272
Innospec, Inc.	24,192	1,736,986
	Number of shares	Value
Common stocks—(continued)
Chemicals—(concluded)
The Scotts Miracle-Gro Co., Class A	78,540	$7,089,806
Venator Materials PLC*	69,220	1,565,756
		16,119,770
Commercial services & supplies—1.79%
ACCO Brands Corp.*	57,990	687,181
KAR Auction Services, Inc.	72,272	3,941,715
Ritchie Bros Auctioneers, Inc.	93,300	3,034,116
Steelcase, Inc., Class A	141,900	2,206,545
		9,869,557
Communications equipment—0.44%
ARRIS International PLC*	17,800	450,340
Comtech Telecommunications Corp.	92,477	2,000,278
		2,450,618
Construction & engineering—0.92%
KBR, Inc.	250,375	5,092,628
Construction materials—0.17%
US Concrete, Inc.*	11,810	919,409
Consumer finance—0.39%
Ally Financial, Inc.	12,500	372,125
Enova International, Inc.*	41,987	751,567
EZCORP, Inc., Class A*	61,310	723,458
Nelnet, Inc., Class A	5,600	291,816
		2,138,966
Containers & packaging—0.88%
Avery Dennison Corp.	5,395	661,859
Greif, Inc., Class A	6,835	404,085
Silgan Holdings, Inc.	80,140	2,395,385
WestRock Co.	21,080	1,404,560
		4,865,889
Diversified financial services—0.08%
Voya Financial, Inc.	8,400	436,044
Electric utilities—0.75%
Entergy Corp.	43,730	3,441,114
Great Plains Energy, Inc.	13,199	410,753
Portland General Electric Co.	7,000	296,450
		4,148,317
Electronic equipment, instruments & components—2.59%
Belden, Inc.	30,815	2,612,187
CDW Corp.	107,200	8,017,488
Orbotech Ltd.*	19,680	1,048,157
VeriFone Systems, Inc.*	113,073	1,999,131
Vishay Intertechnology, Inc.	30,020	658,939
		14,335,902
Energy equipment & services—4.09%
Core Laboratories N.V.[1]	67,800	7,749,540
Dril-Quip, Inc.*	80,000	4,132,000
Ensco PLC, Class A	59,400	350,460
Forum Energy Technologies, Inc.*	256,480	4,334,512

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Energy equipment & services—(concluded)
McDermott International, Inc.*	111,570	$979,585
Patterson-UTI Energy, Inc.[1]	16,275	384,415
Precision Drilling Corp.*	275,305	999,357
Superior Energy Services, Inc.*	31,700	331,265
Weatherford International PLC*,1	842,750	3,320,435
		22,581,569
Equity real estate investment trusts—6.84%
Brandywine Realty Trust	61,575	1,104,656
CatchMark Timber Trust, Inc., Class A	24,337	320,518
CoreCivic, Inc.	106,100	2,462,581
Education Realty Trust, Inc.	89,950	2,971,048
EPR Properties	15,140	894,168
Gaming and Leisure Properties, Inc.	34,720	1,265,197
Government Properties Income Trust	57,100	979,836
Granite Real Estate Investment Trust	25,900	1,066,044
Host Hotels & Resorts, Inc.	104,505	2,169,524
Lamar Advertising Co., Class A1	100,200	7,214,400
Liberty Property Trust	63,155	2,615,249
Medical Properties Trust, Inc.	168,155	2,199,467
Outfront Media, Inc.	194,780	4,363,072
Physicians Realty Trust	183,400	2,989,420
Piedmont Office Realty Trust, Inc., Class A	86,383	1,686,196
Redwood Trust, Inc.	186,650	2,779,219
SL Green Realty Corp.	6,975	701,127
		37,781,722
Food & staples retailing—0.26%
US Foods Holding Corp.*	44,485	1,429,303
Food products—2.47%
Conagra Brands, Inc.	9,000	342,000
Lamb Weston Holdings, Inc.	6,600	386,760
Nomad Foods Ltd.*	96,235	1,639,844
Pinnacle Foods, Inc.	47,325	2,931,311
Post Holdings, Inc.*	43,400	3,284,078
TreeHouse Foods, Inc.*	100,533	4,741,136
Tyson Foods, Inc., Class A	4,500	342,495
		13,667,624
Health care equipment & supplies—2.20%
Anika Therapeutics, Inc.*	116,600	7,779,552
CONMED Corp.	6,400	369,792
Integer Holdings Corp.*	27,750	1,391,662
Natus Medical, Inc.*	84,500	2,623,725
		12,164,731
Health care providers & services—3.94%
Acadia Healthcare Co., Inc.*,1	91,500	3,118,320
Amedisys, Inc.*	41,250	2,211,825
Encompass Health Corp.	25,680	1,358,986
Envision Healthcare Corp.*	263,250	9,474,367
Patterson Cos., Inc.	126,300	4,532,907
Tenet Healthcare Corp.*	16,100	303,968
WellCare Health Plans, Inc.*	3,660	769,991
		21,770,364
	Number of shares	Value
Common stocks—(continued)
Health care technology—0.28%
Allscripts Healthcare Solutions, Inc.*	105,045	$1,566,221
Hotels, restaurants & leisure—2.17%
Caesars Entertainment Corp.*	164,575	2,295,821
Darden Restaurants, Inc.	10,380	994,923
The Cheesecake Factory, Inc.[1]	177,300	8,721,387
		12,012,131
Household durables—1.42%
Lennar Corp., Class B	8,450	427,908
Toll Brothers, Inc.	13,155	612,760
Tupperware Brands Corp.	19,700	1,137,872
Whirlpool Corp.	31,220	5,663,932
		7,842,472
Household products—0.54%
WD-40 Co.[1]	24,100	2,982,375
Independent power and renewable electricity producers—0.36%
Vistra Energy Corp.*	103,210	2,012,595
Insurance—4.78%
Argo Group International Holdings Ltd.	67,150	4,116,295
Aspen Insurance Holdings Ltd.	135,127	5,046,993
Assured Guaranty Ltd.	59,900	2,131,841
Athene Holding Ltd., Class A*	23,965	1,202,084
Brighthouse Financial, Inc.*	7,900	507,654
CNA Financial Corp.	35,875	1,942,990
CNO Financial Group, Inc.	39,237	964,838
Crawford & Co., Class B	56,645	534,162
First American Financial Corp.	37,550	2,218,079
Old Republic International Corp.	50,710	1,089,758
Unum Group	17,710	941,995
W.R. Berkley Corp.[1]	78,100	5,699,738
		26,396,427
Internet software & services—0.82%
Cars.com, Inc.*	153,200	4,548,508
IT services—4.98%
Broadridge Financial Solutions, Inc.	86,000	8,291,260
Cass Information Systems, Inc.	107,195	6,211,950
EVERTEC, Inc.	323,650	5,065,123
Jack Henry & Associates, Inc.	50,200	6,257,932
Leidos Holdings, Inc.	19,125	1,273,725
Science Applications International Corp.	5,400	413,910
		27,513,900
Life sciences tools & services—1.41%
ICON PLC*	6,065	664,239
PerkinElmer, Inc.	16,725	1,340,676
Syneos Health, Inc.*	151,500	5,810,025
		7,814,940
Machinery—7.35%
Altra Industrial Motion Corp.	27,132	1,421,717
Donaldson Co., Inc.	93,800	4,751,908
EnPro Industries, Inc.	31,750	2,793,683

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Machinery—(concluded)
Graco, Inc.	142,800	$6,683,040
Harsco Corp.*	29,690	531,451
Meritor, Inc.*	36,575	997,766
RBC Bearings, Inc.*	75,600	9,525,600
Snap-on, Inc.	45,600	7,811,736
Terex Corp.	109,475	5,147,514
The Greenbrier Cos, Inc.	18,485	927,023
		40,591,438
Marine—0.27%
Kirby Corp.*	19,600	1,468,040
Media—1.98%
Cinemark Holdings, Inc., Class A1	160,000	5,888,000
Liberty Latin America Ltd.,Class A*	64,016	1,437,159
Lions Gate Entertainment Corp., Class B*	67,180	2,149,760
Meredith Corp.	11,895	786,736
Regal Entertainment Group, Class A	28,900	661,232
		10,922,887
Metals & mining—0.83%
Alcoa Corp.*	25,125	1,307,003
Carpenter Technology Corp.	7,100	364,940
Commercial Metals Co.	71,625	1,721,865
Hudbay Minerals, Inc.	64,989	558,905
Kaiser Aluminum Corp.	5,500	606,320
		4,559,033
Multi-utilities—0.65%
NorthWestern Corp.	66,298	3,602,633
Oil, gas & consumable fuels—3.86%
Arch Coal, Inc., Class A	10,850	976,609
Bill Barrett Corp.*	26,500	135,945
Energen Corp.*	56,775	2,965,358
Euronav N.V.*	9,800	82,320
Golar LNG Ltd.	22,070	602,290
Golar LNG Partners LP	52,100	1,143,595
Oasis Petroleum, Inc.*	381,900	3,307,254
RSP Permian, Inc.*	106,410	4,222,349
SM Energy Co.	67,775	1,582,546
Teekay Tankers Ltd., Class A	427,091	542,406
WPX Energy, Inc.*	391,340	5,764,438
		21,325,110
Paper & forest products—0.09%
KapStone Paper and Packaging Corp.	14,100	488,424
Pharmaceuticals—0.21%
Perrigo Co. PLC	12,645	1,145,890
Professional services—2.13%
Resources Connection, Inc.	162,870	2,662,925
TransUnion*	153,500	9,111,760
		11,774,685
	Number of shares	Value
Common stocks—(concluded)
Real estate management & development—1.90%
CBRE Group, Inc., Class A*	31,940	$1,459,339
HFF, Inc., Class A	183,650	9,037,416
		10,496,755
Road & rail—2.45%
Genesee & Wyoming, Inc., Class A*	42,550	3,397,617
Knight-Swift Transportation Holdings, Inc.	58,420	2,920,906
Landstar System, Inc.	64,800	7,196,040
		13,514,563
Semiconductors & semiconductor equipment—2.16%
Ichor Holdings Ltd.*	64,510	2,059,159
Microsemi Corp.*	49,245	3,042,848
Skyworks Solutions, Inc.	52,000	5,054,920
SMART Global Holdings, Inc.*	33,500	1,215,045
Teradyne, Inc.	12,015	550,768
		11,922,740
Software—1.32%
American Software, Inc., Class A	408,580	5,119,507
CA, Inc.	33,200	1,190,220
Verint Systems, Inc.*	23,230	969,853
		7,279,580
Specialty retail—4.89%
Ascena Retail Group, Inc.*,1	1,508,150	3,257,604
Burlington Stores, Inc.*	7,050	858,056
Foot Locker, Inc.	23,395	1,149,864
Party City Holdco, Inc.*,1	354,950	5,146,775
Sally Beauty Holdings, Inc.*	188,250	3,126,833
Signet Jewelers Ltd.[1]	132,690	7,019,301
The Children's Place, Inc.	7,685	1,151,213
The Michaels Cos. Inc.*	198,090	5,322,678
		27,032,324
Technology hardware, storage & peripherals—0.98%
Diebold Nixdorf, Inc.[1]	214,240	3,952,728
NetApp, Inc.	24,005	1,476,308
		5,429,036
Textiles, apparel & luxury goods—0.59%
PVH Corp.	7,667	1,188,998
Ralph Lauren Corp.	8,685	992,782
Wolverine World Wide, Inc.	33,490	1,099,477
		3,281,257
Thrifts & mortgage finance—0.83%
Washington Federal, Inc.	128,039	4,596,600
Trading companies & distributors—1.52%
Air Lease Corp.	54,400	2,644,928
GATX Corp.	14,665	1,043,268
H&E Equipment Services, Inc.	22,165	872,858
Titan Machinery, Inc.*	79,795	1,714,794
Triton International Ltd.	55,230	2,131,878
		8,407,726
Total common stocks (cost—$449,807,651)		537,156,928

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount	Value
Repurchase agreement—3.11%
Repurchase agreement dated 01/31/18 with State Street Bank and Trust Co., 0.050% due 02/01/18, collateralized by $17,455,378 US Treasury Notes, 2.000% to 3.125% due 01/31/21 to 08/31/21; (value—$17,519,639); proceeds: $17,176,024 (cost—$17,176,000)	$17,176,000	$17,176,000
	Number of shares	Value
Investment of cash collateral from securities loaned—3.55%
Money market fund—3.55%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$19,610,657)	19,610,657	$19,610,657
Total investments (cost—$486,594,308)—103.87%		573,943,585
Liabilities in excess of other assets—(3.87)%		(21,359,180)
Net assets—100.00%		$552,584,405

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 243.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$537,156,928	$—	$—	$537,156,928
Repurchase agreement	—	17,176,000	—	17,176,000
Investment of cash collateral from securities loaned	—	19,610,657	—	19,610,657
Total	$537,156,928	$36,786,657	$—	$573,943,585

At January 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Performance

For the six months ended January 31, 2018, the Portfolio's Class P shares gained 13.40% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Growth Index (the "benchmark") returned 16.56%, and the Lipper Small-Cap Growth Funds category posted a median return of 14.26%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 169. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments2

The portfolio underperformed the benchmark during the reporting period. The primary detractor was stock selection, primarily in the information technology and health care sectors. The portfolio was unable to maintain pace within information technology, which was one of the strongest performers in the benchmark. While not as significant, stock selection in financials also detracted relative to the benchmark. Stock selection in the industrials and consumer discretionary sectors was positive. Sector allocation was relatively positive due to an underweight to real estate and materials, which were among the worst-performing sectors.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  The Advisor and/or Subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Riverbridge Partners, LLC ("Riverbridge"); LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG"); Timpani Capital Management LLC ("Timpani")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA and Fred Lee, CFA, assisted by Vincent Russo and Mayoor Joshi

Riverbridge: Mark Thompson;

LMCG: Andrew Morey;

Timpani: Brandon Nelson

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A growth strategy that focuses on companies viewed as building their earnings power and intrinsic value.

• A growth strategy that involves seeking to achieve competitive returns in small/medium capitalization companies by identifying unrecognized growth potential.

• A strategy in which the subadvisor seeks to identify and exploit the perception gap that exits between a company's business strength and the market's expectation of that strength.

PACE Small/Medium Co Growth Equity Investments

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	13.33%	26.43%	11.64%	9.13%
Class C2	12.88	25.52	10.80	8.30
Class Y3	13.42	26.57	11.76	9.31
Class P4	13.40	26.53	11.76	9.30
After deducting maximum sales charge
Class A1	7.08	19.45	10.39	8.52
Class C2	11.88	24.52	10.80	8.30
Russell 2500 Growth Index[5]	16.56	27.65	15.06	11.09
Lipper Small-Cap Growth Funds median	14.26	24.98	13.52	10.08

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	7.72%	23.03%	11.71%	7.18%
Class C2	7.28	22.06	10.85	6.36
Class Y3	7.78	23.16	11.81	7.36
Class P4	7.78	23.19	11.83	7.35
After deducting maximum sales charge
Class A1	1.82	16.28	10.46	6.58
Class C2	6.29	21.06	10.85	6.36

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, were as follows: Class A—1.23% and 1.23%; Class C—2.00% and 2.00%; Class Y—1.24% and 1.08%; and Class P—1.11% and 1.08%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.33%; Class C—2.08%; Class Y—1.08%; and Class P—1.08%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics—January 31, 2018 (unaudited)

Top ten holdings[1]	Percentage of net assets
Knight-Swift Transportation Holdings, Inc.	2.3%
Grand Canyon Education, Inc.	2.1
WageWorks, Inc.	2.0
Proto Labs, Inc.	1.9
The Brink's Co.	1.5
National Instruments Corp.	1.5
Chemed Corp.	1.5
Ritchie Brothers Auctioneers, Inc.	1.5
Ultimate Software Group, Inc.	1.4
HEICO Corp.	1.4
Total	17.1%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	100.8%
Canada	1.6
Israel	1.1
Jersey	0.8
Luxembourg	0.6
Total	104.9%
Sectors[1]	Percentage of net assets
Information Technology	31.3%
Industrials	21.2
Health Care	20.1
Consumer Discretionary	11.8
Financials	6.2
Consumer Staples	3.6
Materials	1.9
Telecommunication Services	1.2
Energy	0.2
Total	97.5%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—97.54%
Aerospace & defense—1.38%
HEICO Corp.[1]	91,588	$7,356,368
Air freight & logistics—0.08%
Air Transport Services Group, Inc.*	17,257	429,009
Auto components—1.86%
Dorman Products, Inc.*	46,507	3,508,488
Fox Factory Holding Corp.*	4,938	189,372
Gentex Corp.	233,604	5,531,743
Visteon Corp.*	5,381	699,961
		9,929,564
Automobiles—0.13%
Thor Industries, Inc.	5,158	704,892
Banks—3.95%
Chemical Financial Corp.	16,769	979,477
Home Bancshares, Inc.	229,671	5,514,401
Pinnacle Financial Partners, Inc.	112,446	7,117,832
Preferred Bank	5,653	364,166
SVB Financial Group*	7,866	1,939,362
Triumph Bancorp, Inc.*	4,322	166,397
Western Alliance Bancorp*	85,221	4,999,064
		21,080,699
Beverages—0.02%
New Age Beverages Corp.*,1	29,848	106,856
Biotechnology—5.35%
Agios Pharmaceuticals, Inc.*,1	73,524	5,790,750
Alkermes PLC*,1	11,006	629,213
Bioverativ, Inc.*	61,895	6,378,899
Bluebird Bio, Inc.*,1	4,850	993,765
Clovis Oncology, Inc.*	17,964	1,086,822
Exelixis, Inc.*	44,481	1,348,219
Global Blood Therapeutics, Inc.*,1	33,073	1,914,927
Halozyme Therapeutics, Inc.*,1	19,332	361,122
Ligand Pharmaceuticals, Inc.*,1	21,059	3,319,320
Portola Pharmaceuticals, Inc.*	21,132	1,084,283
Sarepta Therapeutics, Inc.*,1	62,480	4,094,939
TESARO, Inc.*,1	9,229	622,588
Ultragenyx Pharmaceutical, Inc.*,1	17,418	929,250
		28,554,097
Building products—0.37%
Builders FirstSource, Inc.*	20,516	439,453
Patrick Industries, Inc.*	17,533	1,122,988
PGT Innovations, Inc.*	25,300	403,535
		1,965,976
Capital markets—0.57%
Financial Engines, Inc.	96,645	2,749,550
LPL Financial Holdings, Inc.	5,061	301,939
		3,051,489
	Number of shares	Value
Common stocks—(continued)
Chemicals—1.31%
Ingevity Corp.*	48,593	$3,525,422
Sensient Technologies Corp.	48,268	3,468,056
		6,993,478
Commercial services & supplies—5.74%
Healthcare Services Group, Inc.[1]	131,580	7,260,584
Innerworkings, Inc.*	147,947	1,480,950
Mobile Mini, Inc.	153,312	5,802,859
Ritchie Brothers Auctioneers, Inc.	242,024	7,870,621
The Brink's Co.	98,628	8,225,575
		30,640,589
Communications equipment—0.29%
Digi International, Inc.*	150,127	1,553,814
Construction & engineering—1.26%
MasTec, Inc.*	52,132	2,783,849
NV5 Global, Inc.*,1	8,639	421,151
Quanta Services, Inc.*	91,496	3,521,681
		6,726,681
Construction materials—0.58%
Eagle Materials, Inc.	21,615	2,421,961
Summit Materials, Inc., Class A*,1	15,360	490,752
US Concrete, Inc.*,1	2,510	195,403
		3,108,116
Consumer finance—1.16%
Green Dot Corp., Class A*	18,611	1,140,110
PRA Group, Inc.*,1	141,281	5,050,796
		6,190,906
Diversified consumer services—2.41%
Chegg, Inc.*,1	81,798	1,416,741
Grand Canyon Education, Inc.*	123,009	11,438,607
		12,855,348
Diversified telecommunication services—0.87%
Zayo Group Holdings, Inc.*	126,530	4,643,651
Electronic equipment, instruments & components—3.18%
Cognex Corp.	43,804	2,732,055
Coherent, Inc.*	4,623	1,199,761
Littelfuse, Inc.	12,878	2,798,905
National Instruments Corp.	163,597	8,170,034
Orbotech Ltd.*	8,442	449,621
Rogers Corp.*	4,381	721,901
Universal Display Corp.	5,769	919,579
		16,991,856
Energy equipment & services—0.16%
C&J Energy Services, Inc.*	9,197	281,612
Dril-Quip, Inc.*	3,013	155,622
Keane Group, Inc.*	9,598	158,655
Solaris Oilfield Infrastructure, Inc., Class A*	14,691	277,219
		873,108

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Equity real estate investment trusts—0.26%
Ryman Hospitality Properties, Inc.	18,154	$1,389,689
Food & staples retailing—1.01%
United Natural Foods, Inc.*	113,338	5,394,889
Food products—1.68%
Calavo Growers, Inc.[1]	55,235	4,805,445
Freshpet, Inc.*,1	225,018	4,140,331
		8,945,776
Health care equipment & supplies—3.24%
AxoGen, Inc.*,1	19,863	552,191
Heska Corp.*	25,015	1,949,919
Inogen, Inc.*	10,868	1,324,157
iRhythm Technologies, Inc.*	16,927	1,009,357
Merit Medical Systems, Inc.*	30,950	1,437,628
Neogen Corp.*	56,162	3,315,243
Nevro Corp.*,1	3,653	293,190
Penumbra, Inc.*,1	6,224	619,910
Tactile Systems Technology, Inc.*,1	26,685	841,378
The Cooper Cos., Inc.	12,101	2,960,752
West Pharmaceutical Services, Inc.[1]	13,903	1,393,081
Wright Medical Group NV*	71,079	1,617,047
		17,313,853
Health care providers & services—4.87%
Addus HomeCare Corp.*	8,236	295,261
AMN Healthcare Services, Inc.*	2,042	109,553
Chemed Corp.[1]	31,235	8,138,904
Diplomat Pharmacy, Inc.*	72,805	1,965,007
HealthEquity, Inc.*,1	117,185	5,931,905
LHC Group, Inc.*	104,239	6,546,209
US Physical Therapy, Inc.	39,813	3,023,797
		26,010,636
Health care technology—4.31%
athenahealth, Inc.*	42,563	5,333,570
Evolent Health, Inc., Class A*,1	211,494	2,982,065
HealthStream, Inc.*	140,664	3,308,417
Inovalon Holdings, Inc., Class A*,1	122,360	1,590,680
Medidata Solutions, Inc.*	21,244	1,446,929
Omnicell, Inc.*	7,587	372,142
Teladoc, Inc.*,1	110,524	4,133,598
Veeva Systems, Inc., Class A*	55,937	3,516,200
Vocera Communications, Inc.*	10,326	302,552
		22,986,153
Hotels, restaurants & leisure—1.93%
Planet Fitness, Inc., Class A*	52,869	1,784,858
Texas Roadhouse, Inc.	16,410	963,595
The Cheesecake Factory, Inc.[1]	50,380	2,478,192
Vail Resorts, Inc.	11,186	2,444,812
Wingstop, Inc.[1]	53,822	2,602,832
		10,274,289
	Number of shares	Value
Common stocks—(continued)
Household durables—0.30%
Century Communities, Inc.*	7,394	$233,650
Installed Building Products, Inc.*	13,713	986,650
ZAGG, Inc.*	21,672	361,923
		1,582,223
Household products—0.60%
Central Garden & Pet Co.*	5,700	223,383
Central Garden and Pet Co., Class A*	79,273	2,990,178
		3,213,561
Internet & catalog retail—0.06%
Groupon, Inc.*,1	59,209	313,216
Internet software & services—8.59%
2U, Inc.*,1	93,098	6,914,388
Alarm.com Holdings, Inc.*,1	98,743	3,789,756
Apptio, Inc., Class A*	24,692	630,881
Box, Inc., Class A*	96,107	2,137,420
Carbonite, Inc.*	24,488	617,098
CoStar Group, Inc.*	3,529	1,221,422
Coupa Software, Inc.*,1	5,925	226,513
Five9, Inc.*	33,909	881,973
GrubHub, Inc.*,1	10,146	733,048
GTT Communications, Inc.*,1	48,601	2,242,936
Instructure, Inc.*,1	10,638	381,904
j2 Global, Inc.	90,358	7,227,736
LogMeIn, Inc.	43,435	5,464,123
Mimecast Ltd.*	108,112	3,324,444
Nutanix, Inc., Class A*	13,815	443,462
Q2 Holdings, Inc.*	5,918	250,627
ShotSpotter, Inc.*,1	24,053	407,217
SPS Commerce, Inc.*	78,725	4,140,935
TechTarget, Inc.*	5,282	82,822
Zillow Group, Inc., Class A*	106,140	4,754,011
		45,872,716
IT services—3.30%
Cass Information Systems, Inc.	46,206	2,677,638
Euronet Worldwide, Inc.*	21,568	2,024,588
ExlService Holdings, Inc.*	58,905	3,578,479
Gartner, Inc.*,1	21,436	2,974,030
GDS Holdings Ltd., ADR*,1	87	2,483
MAXIMUS, Inc.	76,910	5,243,724
Square, Inc., Class A*,1	8,632	404,927
WNS Holdings Ltd., ADR*	16,033	712,827
		17,618,696
Life sciences tools & services—1.75%
Bio-Techne Corp.	34,665	4,863,153
PRA Health Sciences, Inc.*	49,378	4,496,361
		9,359,514
Machinery—3.63%
John Bean Technologies Corp.	38,491	4,378,351
Kennametal, Inc.	72,113	3,517,672
Meritor, Inc.*	17,883	487,848
Proto Labs, Inc.*,1	94,384	10,320,891

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Machinery—(concluded)
RBC Bearings, Inc.*	2,653	$334,278
Spartan Motors, Inc.	24,747	331,610
		19,370,650
Media—2.03%
Nexstar Media Group, Inc., Class A	63,480	4,767,348
Sinclair Broadcast Group, Inc., Class A1	163,188	6,054,275
		10,821,623
Multiline retail—0.13%
Ollie's Bargain Outlet Holdings, Inc.*	12,339	685,431
Personal products—0.25%
Prestige Brands Holdings, Inc.*	31,888	1,333,875
Pharmaceuticals—0.61%
Corcept Therapeutics, Inc.*,1	35,403	814,800
Nektar Therapeutics*	22,071	1,845,356
Neos Therapeutics, Inc.*,1	14,815	157,039
Supernus Pharmaceuticals, Inc.*	10,700	417,835
		3,235,030
Professional services—3.52%
Exponent, Inc.	45,776	3,394,290
TransUnion*	83,900	4,980,304
WageWorks, Inc.*	171,998	10,414,479
		18,789,073
Road & rail—2.73%
Knight-Swift Transportation Holdings, Inc.	241,405	12,019,555
Old Dominion Freight Line, Inc.	8,428	1,234,281
Saia, Inc.*	12,897	974,368
Schneider National, Inc., Class B1	11,639	340,790
		14,568,994
Semiconductors & semiconductor equipment—4.63%
Adesto Technologies Corp.*	29,753	196,370
Advanced Energy Industries, Inc.*	4,395	312,616
Advanced Micro Devices, Inc.*,1	282,620	3,883,199
Brooks Automation, Inc.	99,323	2,771,112
Cabot Microelectronics Corp.	29,923	3,048,854
Diodes, Inc.*	20,135	567,606
MagnaChip Semiconductor Corp.*,1	18,734	234,175
Mellanox Technologies Ltd.*,1	65,954	4,283,712
MKS Instruments, Inc.	25,630	2,621,949
Monolithic Power Systems, Inc.	23,779	2,832,555
Power Integrations, Inc.	53,270	3,979,269
		24,731,417
Software—11.47%
Altair Engineering, Inc., Class A*,1	105,787	2,813,934
Asure Software, Inc.*,1	24,332	369,846
Blackbaud, Inc.	30,169	2,890,794
Blackline, Inc.*,1	43,491	1,445,206
Ellie Mae, Inc.*,1	50,426	4,714,831
Everbridge, Inc.*	16,373	528,520
	Number of shares	Value
Common stocks—(concluded)
Software—(concluded)
Fair Isaac Corp.	17,155	$2,961,982
Globant SA*	74,552	3,387,643
HubSpot, Inc.*,1	17,914	1,738,554
Paylocity Holding Corp.*	84,515	4,419,289
Pegasystems, Inc.	125,119	6,362,301
Proofpoint, Inc.*,1	14,300	1,458,886
PROS Holdings, Inc.*,1	162,045	4,705,787
PTC, Inc.*	41,406	3,009,388
RealPage, Inc.*	115,838	5,762,940
RingCentral, Inc., Class A*	16,292	884,656
Tyler Technologies, Inc.*,1	8,805	1,774,296
Ultimate Software Group, Inc.*,1	32,088	7,472,974
Varonis Systems, Inc.*	25,393	1,378,840
Verint Systems, Inc.*	71,820	2,998,485
Workiva, Inc.*	6,049	134,893
		61,214,045
Specialty retail—2.78%
Boot Barn Holdings, Inc.*	10,217	179,104
Camping World Holdings, Inc., Class A	45,412	2,032,187
Five Below, Inc.*	107,325	6,968,612
Floor & Decor Holdings, Inc., Class A*,1	53,594	2,513,559
Guess?, Inc.[1]	25,422	467,002
RH*	19,117	1,796,807
The Children's Place, Inc.[1]	5,925	887,565
		14,844,836
Technology hardware, storage & peripherals—0.32%
Stratasys Ltd.*,1	48,812	1,044,088
USA Technologies, Inc.*,1	80,546	680,614
		1,724,702
Textiles, apparel & luxury goods—0.19%
Canada Goose Holdings, Inc.*	13,033	468,406
Michael Kors Holdings Ltd.*	2,925	193,050
Skechers USA, Inc., Class A*	8,387	345,461
		1,006,917
Thrifts & mortgage finance—0.26%
LendingTree, Inc.*	3,789	1,393,784
Trading companies & distributors—2.27%
Beacon Roofing Supply, Inc.*	116,862	7,070,151
BMC Stock Holdings, Inc.*	19,523	437,315
MSC Industrial Direct Co., Inc., Class A	4,170	391,480
SiteOne Landscape Supply, Inc.*,1	47,112	3,588,050
Titan Machinery, Inc.*	9,285	199,535
Triton International Ltd.*	10,504	405,454
		12,091,985
Wireless telecommunication services—0.15%
Boingo Wireless, Inc.*	33,753	818,510
Total common stocks (cost—$415,014,633)		520,662,580

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of rights	Value
Right—0.02%
Dyax Corp.*,2,3 (cost—$80,090)	72,153	$99,210
	Face amount
Repurchase agreement—2.60%
Repurchase agreement dated 01/31/18 with State Street Bank and Trust Co., 0.050% due 02/01/18, collateralized by $14,121,011 US Treasury Notes, 2.000% to 3.125% due 01/31/21 to 08/31/21; (value—$14,172,997); proceeds: $13,895,019 (cost—$13,895,000)	$13,895,000	13,895,000
	Number of shares	Value
Investment of cash collateral from securities loaned—5.23%
Money market fund—5.23%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$27,920,387)	27,920,387	$27,920,387
Total investments (cost—$456,910,110)—105.39%		562,577,177
Liabilities in excess of other assets—(5.39)%		(28,778,125)
Net assets—100.00%		$533,799,052

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 243.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$520,662,580	$—	$—	$520,662,580
Right	—	—	99,210	99,210
Repurchase agreement	—	13,895,000	—	13,895,000
Investment of cash collateral from securities loaned	—	27,920,387	—	27,920,387
Total	$520,662,580	$41,815,387	$99,210	$562,577,177

At January 31, 2018, there were no transfers between Level 1 and Level 2.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs for the period ended January 31, 2018:

Right
Beginning balance	$90,191
Purchases	—
Issuances	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	9,019
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$99,210

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at January 31, 2018 was $9,019.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Illiquid investment at the period end.

3  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

See accompanying notes to financial statements.

PACE International Equity Investments

Performance

For the six months ended January 31, 2018, the Portfolio's Class P shares gained 13.28% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI EAFE Index (net) (the "benchmark") returned 12.14% and the Lipper International Multi-Cap Growth Funds category had a median return of 13.01%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 178. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments2

The portfolio outperformed the benchmark during the reporting period. From a sector perspective, the key drivers of performance was stock selection in the consumer discretionary and information technology sectors. Stock selection contributed to performance in additional sectors including financials, consumer staples, and utilities. Positive performance was partially offset by negative stock selection in the health care and industrials sectors. Sector allocation provided a tailwind for performance, as the portfolio benefited from overweight positions in the information technology and energy sectors. From a country perspective, stock selection was additive in Germany, Switzerland, and the United Kingdom.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  The Advisor and/or Subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian");

Chautauqua Capital Management, a division of Robert W. Baird & Co. Incorporated ("Baird");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA and Fred Lee, CFA, assisted by Vincent Russo and Mayoor Joshi

Mondrian: Elizabeth A. Desmond, Nigel Bliss and Steve Dutaut;

Baird: Brian M. Beitner, CFA;
Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that invests in durable large-cap franchises that can grow excess returns on capital well into the future and trade at a significant discount to the subadvisor's estimate of the true worth of these operations.

(continued on next page)

PACE International Equity Investments

Investment process
(concluded)

• A "long/short" or "130/30" equity strategy in which the subadvisor will buy securities "long" that it believes will outperform the market or decrease portfolio risk, sells securities "short" that it believes will underperform the market and may invest the proceeds from those sales in additional securities.

• A strategy that involves achieving consistent risk adjusted excess returns by managing a concentrated portfolio of quality, growth companies generally headquartered outside of the United States.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets issuers than for issuers in more developed countries.

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	13.09%	28.44%	8.23%	2.70%
Class C2	12.67	27.43	7.36	1.86
Class Y3	13.31	28.85	8.54	3.01
Class P4	13.28	28.84	8.53	2.97
After deducting maximum sales charge
Class A1	6.90	21.39	7.01	2.12
Class C2	11.67	26.43	7.36	1.86
MSCI EAFE Index (net)[5]	12.14	27.60	7.85	3.44
Lipper International Multi-Cap Growth Funds median	13.01	30.59	8.22	3.58

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	10.81%	25.16%	7.92%	1.17%
Class C2	10.35	24.15	7.07	0.35
Class Y3	10.87	25.46	8.21	1.47
Class P4	10.91	25.46	8.22	1.44
After deducting maximum sales charge
Class A1	4.74	18.27	6.70	0.60
Class C2	9.35	23.15	7.07	0.35

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, were as follows: Class A—1.79% and 1.74%; Class C—2.58% and 2.49%; Class Y—1.51% and 1.49%; and Class P—1.51% and 1.49%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.35%; Class C—2.10%; Class Y—1.10%; and Class P—1.10%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE International Equity Investments

Portfolio statistics—January 31, 2018 (unaudited)

Top ten holdings (long holdings)[1]	Percentage of net assets
ENI SpA	1.8%
Sanofi SA	1.5
Tesco PLC	1.4
Royal Dutch Shell PLC, B Shares	1.3
Reckitt Benckiser Group PLC	1.3
DBS Group Holdings Ltd.	1.3
Allianz SE	1.2
Keyence Corp.	1.2
Novartis AG	1.1
Honda Motor Co. Ltd.	1.1
Total	13.2%
Top ten holdings (short holdings)[1]	Percentage of net assets
Accor SA	(0.6)%
SoftBank Group Corp.	(0.4)
Vifor Pharma AG	(0.4)
Daimler AG	(0.4)
Yahoo Japan Corp.	(0.4)
Japan Tobacco, Inc.	(0.3)
Dufry AG	(0.3)
EDP—Energias de Portugal SA	(0.3)
JGC Corp.	(0.3)
Nippon Prologis REIT, Inc.	(0.2)
Total	(3.6)%
Top five issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
Japan	24.4%
United Kingdom	14.6
Switzerland	9.7
Germany	9.5
France	6.6
Total	64.8%
Top five issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
Japan	(4.9)%
France	(1.6)
Australia	(1.5)
Germany	(1.1)
Switzerland	(0.8)
Total	(9.9)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2018

Common stocks
Aerospace & defense	0.38%
Air freight & logistics	0.25
Airlines	0.11
Auto components	1.44
Automobiles	3.99
Banks	11.80
Beverages	1.25
Biotechnology	1.24
Building products	1.08
Capital markets	2.83
Chemicals	3.63
Commercial services & supplies	1.80
Communications equipment	0.39
Construction & engineering	1.02
Construction materials	0.36
Containers & packaging	0.12
Distributors	0.04
Diversified consumer services	0.36
Diversified financial services	0.76
Diversified telecommunication services	2.94
Electric utilities	2.65
Electrical equipment	3.66
Electronic equipment, instruments & components	1.76
Energy equipment & services	1.26
Equity real estate investment trusts	1.23
Food & staples retailing	2.96
Food products	1.75
Gas utilities	0.19
Health care equipment & supplies	0.33
Health care providers & services	0.81
Hotels, restaurants & leisure	1.62
Household durables	1.42
Household products	1.53
Independent power and renewable electricity producers	0.03
Industrial conglomerates	0.40
Insurance	7.13
Internet & catalog retail	0.13
Internet software & services	0.43
IT services	1.95
Leisure products	0.20
Machinery	2.42
Marine	0.46
Media	1.39
Common stocks—(concluded)
Metals & mining	2.06%
Multi-utilities	0.64
Multiline retail	0.69
Oil, gas & consumable fuels	7.97
Paper & forest products	0.89
Personal products	1.13
Pharmaceuticals	8.94
Professional services	2.05
Real estate management & development	2.90
Road & rail	0.56
Semiconductors & semiconductor equipment	3.85
Software	3.29
Specialty retail	1.00
Technology hardware, storage & peripherals	0.44
Textiles, apparel & luxury goods	2.21
Tobacco	0.38
Trading companies & distributors	0.69
Transportation infrastructure	0.19
Wireless telecommunication services	0.83
Total common stocks	112.21
Preferred stocks
Automobiles	0.40
Chemicals	0.03
Household products	0.12
Total preferred stocks	0.55
Right
Construction & engineering	0.00 †
Repurchase agreement	0.35
Investment of cash collateral from securities loaned	0.92
Total investments before investments sold short	114.03
Investments sold short Common stocks
Aerospace & defense	(0.07)
Air freight & logistics	(0.11)
Automobiles	(0.48)
Banks	(0.36)
Beverages	(0.37)
Biotechnology	(0.21)
Chemicals	(0.66)
Commercial services & supplies	(0.27)

†  Weighting represents less than 0.005% of the Portfolio's net assets as of January 31, 2018.

PACE International Equity Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of January 31, 2018

Investments sold short—(continued) Common stocks—(continued)
Construction & engineering	(0.48)%
Consumer finance	(0.15)
Diversified financial services	(0.13)
Diversified telecommunication services	(0.37)
Electric utilities	(0.56)
Electronic equipment, instruments & components	(0.14)
Energy equipment & services	(0.14)
Equity real estate investment trusts	(1.41)
Food & staples retailing	(0.41)
Food products	(0.22)
Gas utilities	(0.17)
Health care equipment & supplies	(0.13)
Health care providers & services	(0.08)
Hotels, restaurants & leisure	(1.06)
Household durables	(0.09)
Household products	(0.07)
Independent power and renewable electricity producers	(0.04)
Industrial conglomerates	(0.35)
Insurance	(0.08)
Internet software & services	(0.51)
Investments sold short—(concluded) Common stocks—(concluded)
Leisure products	(0.05)%
Machinery	(0.32)
Media	(0.16)
Metals & mining	(0.12)
Multi-utilities	(0.25)
Multiline retail	(0.14)
Oil, gas & consumable fuels	(0.31)
Pharmaceuticals	(0.63)
Real estate management & development	(0.40)
Road & rail	(0.27)
Semiconductors & semiconductor equipment	(0.03)
Specialty retail	(0.69)
Technology hardware, storage & peripherals	(0.15)
Textiles, apparel & luxury goods	(0.04)
Tobacco	(0.33)
Trading companies & distributors	(0.04)
Wireless telecommunication services	(0.46)
Total investments sold short	(13.51)
Liabilities in excess of other assets	(0.52)
Net assets	100.00%

PACE International Equity Investments

Portfolio of Investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—112.21%
Australia—4.22%
AGL Energy Ltd.	100,562	$1,899,410
Amcor Ltd.	134,917	1,582,906
AMP Ltd.	955,006	4,040,104
Aristocrat Leisure Ltd.	80,203	1,544,599
Aurizon Holdings Ltd.	213,643	805,678
Australia & New Zealand Banking Group Ltd.	79,758	1,836,808
BHP Billiton Ltd.	146,205	3,557,921
BlueScope Steel Ltd.	70,015	818,062
Boral Ltd.	176,832	1,139,930
Brambles Ltd.	288,375	2,300,488
CIMIC Group Ltd.	52,302	1,986,713
Coca-Cola Amatil Ltd.	265,262	1,791,209
Computershare Ltd.	58,297	784,494
Crown Ltd.	120,074	1,282,012
CSL Ltd.	13,461	1,588,199
Insurance Australia Group Ltd.	59,931	349,637
Macquarie Group Ltd.	39,805	3,307,881
Medibank Pvt Ltd.[1]	679,440	1,834,100
Mirvac Group	194,177	344,229
Newcrest Mining Ltd.	132,306	2,416,897
Orica Ltd.	17,466	270,223
Origin Energy Ltd.*,2	731,381	5,504,498
QBE Insurance Group Ltd.	1,133,191	9,843,489
Santos Ltd.*	216,487	889,670
South32 Ltd.	175,214	539,336
Stockland	97,057	330,040
Woolworths Ltd.	70,780	1,537,080
Total Australia common stocks		54,125,613
Austria—1.11%
ams AG*	76,045	7,016,647
Erste Group Bank AG*	25,343	1,275,260
OMV AG2	91,674	5,902,593
Total Austria common stocks		14,194,500
Belgium—0.85%
Ageas	30,439	1,607,652
KBC Group N.V.[2]	77,194	7,418,031
UCB SA	22,165	1,931,830
Total Belgium common stocks		10,957,513
Bermuda—0.94%
Hongkong Land Holdings Ltd.[2]	701,400	5,050,080
Jardine Matheson Holdings Ltd.	72,100	4,576,908
Kerry Properties Ltd.	342,000	1,635,098
Shangri-La Asia Ltd.	288,000	732,642
Total Bermuda common stocks		11,994,728
Canada—2.07%
CI Financial Corp.[1]	340,313	8,192,413
Encana Corp.	467,181	5,777,092
The Toronto-Dominion Bank	206,275	12,547,557
Total Canada common stocks		26,517,062
	Number of shares	Value
Common stocks—(continued)
Cayman Islands—3.20%
Alibaba Group Holding Ltd., ADR*,1	21,920	$4,478,037
CK Asset Holdings Ltd.[2]	614,500	5,864,052
CK Hutchison Holdings Ltd.	893,000	12,054,841
Ctrip.com International Ltd., ADR*,1	74,242	3,473,041
Sands China Ltd.	466,800	2,780,756
TAL Education Group, ADR	142,207	4,631,682
WH Group Ltd.[3]	3,895,500	4,825,397
Wharf Real Estate Investment Co. Ltd.*	282,000	1,948,457
Wynn Macau Ltd.	276,800	976,610
Total Cayman Islands common stocks		41,032,873
China—0.47%
BYD Co. Ltd., Class H1	564,496	5,314,712
Sinopharm Group Co., Class H	158,265	699,003
Total China common stocks		6,013,715
Denmark—3.59%
Danske Bank A/S	90,090	3,659,507
Genmab A/S*	67,072	12,285,438
H. Lundbeck A/S	12,462	635,314
ISS A/S	143,557	5,601,465
Novo Nordisk A/S, ADR	231,777	12,863,623
Novo Nordisk A/S, Class B2	85,230	4,740,292
Novozymes A/S, B Shares	36,144	2,004,818
Tryg A/S	15,075	366,910
Vestas Wind Systems A/S	31,668	2,160,683
William Demant Holding A/S*	53,087	1,677,317
Total Denmark common stocks		45,995,367
Finland—1.14%
Nokian Renkaat Oyj	78,273	3,953,275
Orion Oyj, Class B	39,761	1,594,498
Sampo Oyj, A Shares	6,746	391,722
Stora Enso Oyj, R Shares	64,921	1,113,929
UPM-Kymmene Oyj[2]	224,353	7,559,722
Total Finland common stocks		14,613,146
France—6.57%
Aeroports de Paris	828	171,985
Arkema SA	6,453	824,406
Atos SE	11,656	1,837,881
AXA SA	141,314	4,648,504
Capgemini SE	2,795	371,131
Cie de Saint-Gobain	135,050	7,849,531
Cie Generale des Etablissements Michelin	5,522	883,032
CNP Assurances	43,936	1,125,886
Dassault Systemes SE	16,724	1,928,530
Essilor International SA	6,904	980,598
Hermes International	3,904	2,157,889
Kering	4,644	2,351,276
Klepierre SA	45,548	2,080,478
LVMH Moet Hennessy Louis Vuitton SE2	27,561	8,643,556
Orange SA	97,805	1,766,196
Peugeot SA	49,124	1,103,307
Publicis Groupe SA	13,199	912,440
Sanofi SA2	210,231	18,563,190

PACE International Equity Investments

Portfolio of Investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(continued)
France—(concluded)
SCOR SE	33,223	$1,486,991
Societe Generale SA	105,775	6,153,229
Sodexo SA1	5,624	721,639
Thales SA	7,542	846,110
Total SA2	181,198	10,491,304
Unibail-Rodamco SE	19,298	4,950,017
Vivendi SA	25,904	759,967
Wendel SA	3,488	650,012
Total France common stocks		84,259,085
Germany—8.98%
adidas AG2	27,436	6,380,030
Allianz SE	60,574	15,304,346
BASF SE	23,152	2,711,168
Bayerische Motoren Werke AG	39,635	4,525,735
Beiersdorf AG	21,043	2,495,026
Brenntag AG	22,640	1,467,836
Continental AG	5,315	1,594,939
Daimler AG	133,871	12,254,479
Deutsche Lufthansa AG	38,436	1,371,479
Deutsche Post AG	68,207	3,223,858
Deutsche Telekom AG	454,263	7,966,360
Evonik Industries AG	207,958	8,210,448
Fresenius Medical Care AG & Co. KGaA[2]	51,478	5,943,862
Fresenius SE & Co. KGaA	18,029	1,577,617
Hannover Rueck SE	4,580	626,061
Hochtief AG	10,743	1,940,674
Linde AG*	3,542	864,562
METRO AG*	2,238	48,625
Muenchener Rueckversicherungs-Gesellschaft AG2	31,248	7,353,771
Osram Licht AG	13,863	1,211,009
SAP SE2	105,499	11,897,118
United Internet AG	13,408	977,161
Volkswagen AG2	25,447	5,592,720
Wirecard AG	77,964	9,708,657
Total Germany common stocks		115,247,541
Hong Kong—2.12%
AIA Group Ltd.	85,600	733,153
China Mobile Ltd.	890,000	9,397,583
Galaxy Entertainment Group Ltd.	443,000	3,924,489
Hang Lung Group Ltd.	231,000	878,507
Hang Lung Properties Ltd.	131,000	346,647
Hang Seng Bank Ltd.	79,023	1,880,959
Hong Kong Exchanges & Clearing Ltd.	19,100	723,698
Hysan Development Co. Ltd.	92,000	513,943
Sino Land Co. Ltd.	512,000	943,803
Sun Hung Kai Properties Ltd.	182,000	3,161,819
Swire Pacific Ltd., Class A	69,500	695,209
Swire Properties Ltd.	577,600	2,019,438
Wheelock & Co. Ltd.	254,000	1,988,776
Total Hong Kong common stocks		27,208,024
India—1.08%
HDFC Bank Ltd., ADR	127,058	13,797,228
	Number of shares	Value
Common stocks—(continued)
Ireland—0.52%
Allergan PLC	37,327	$6,728,565
Isle of Man—0.21%
Genting Singapore PLC	2,591,800	2,667,274
Israel—0.35%
Bank Hapoalim B.M.	34,457	257,957
Bank Leumi Le-Israel B.M.	452,443	2,782,494
Check Point Software Technologies Ltd.*,1	14,244	1,472,972
Total Israel common stocks		4,513,423
Italy—3.95%
Assicurazioni Generali SpA	60,610	1,201,748
Atlantia SpA	9,708	321,573
Enel SpA	1,956,154	12,410,465
ENI SpA	1,280,647	23,032,550
Mediobanca Banca di Credito Finanziario SpA	170,527	2,073,140
Prysmian SpA	80,100	2,818,360
Recordati SpA	58,170	2,648,342
Snam SpA	495,793	2,412,347
Terna Rete Elettrica Nazionale SpA	629,947	3,791,672
Total Italy common stocks		50,710,197
Japan—24.40%
Aeon Co. Ltd.[1]	165,300	2,812,538
Aisin Seiki Co. Ltd.	13,500	787,716
Alfresa Holdings Corp.	22,100	538,279
Alps Electric Co. Ltd.	10,000	287,625
Amada Holdings Co. Ltd.	150,800	2,232,232
Astellas Pharma, Inc.[2]	303,300	4,000,660
Bridgestone Corp.	21,000	1,020,665
Brother Industries Ltd.	24,100	616,132
Canon, Inc.[2]	274,800	10,947,194
Central Japan Railway Co.	7,100	1,342,997
Concordia Financial Group Ltd.	33,100	200,413
Daifuku Co. Ltd.	12,300	822,479
Daiichi Sankyo Co. Ltd.	8,700	292,470
Daikin Industries Ltd.	29,500	3,538,541
Daito Trust Construction Co. Ltd.	2,700	471,517
Daiwa House Industry Co. Ltd.	12,200	481,094
Daiwa Securities Group, Inc.	49,000	351,084
Denso Corp.	23,700	1,481,223
Disco Corp.	2,000	467,894
East Japan Railway Co.	5,900	586,109
Eisai Co. Ltd.	8,500	485,147
Electric Power Development Co. Ltd.	7,500	212,627
FamilyMart Co. Ltd.	4,500	300,907
FANUC Corp.	8,600	2,321,929
Fast Retailing Co. Ltd.	3,100	1,382,605
Fuji Electric Holdings Co. Ltd.	313,000	2,574,645
FUJIFILM Holdings Corp.	130,300	5,000,980
Fujitsu Ltd.	247,000	1,818,845
Fukuoka Financial Group, Inc.	387,000	2,240,396
Hirose Electric Co. Ltd.	4,900	733,855
Hitachi Chemical Co. Ltd.	31,400	800,460
Hitachi High-Technologies Corp.	21,200	994,266
Hitachi Ltd.	230,000	1,825,337

PACE International Equity Investments

Portfolio of Investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
Honda Motor Co. Ltd.	414,200	$14,516,160
Hoshizaki Corp.	3,000	283,320
Idemitsu Kosan Co. Ltd.	14,500	541,907
Inpex Corp.	101,300	1,316,705
Isuzu Motors Ltd.	200,000	3,369,057
Japan Airlines Co. Ltd.	29,100	1,096,348
Japan Exchange Group, Inc.	188,700	3,389,582
Japan Post Bank Co. Ltd.	101,000	1,362,765
JFE Holdings, Inc.	33,200	787,196
JXTG Holdings, Inc.	180,200	1,194,731
Kajima Corp.	218,000	2,154,640
Kao Corp.	16,700	1,156,930
Kawasaki Heavy Industries Ltd.	18,500	762,572
Keyence Corp.	24,936	15,173,569
Kintetsu Group Holdings Co. Ltd.	19,300	761,958
Kirin Holdings Co. Ltd.	328,200	8,180,198
Koito Manufacturing Co. Ltd.	21,100	1,482,431
Konami Holdings Corp.	44,900	2,566,419
Kose Corp.	4,600	792,159
Kubota Corp.	102,600	2,083,578
Kuraray Co. Ltd.	141,300	2,640,396
Kurita Water Industries Ltd.	71,900	2,351,223
Kyocera Corp.	30,400	2,019,148
Kyushu Financial Group, Inc.	85,000	508,427
Kyushu Railway Co.	116,500	3,740,336
LINE Corp.*	183,238	8,677,663
Lion Corp.	86,800	1,626,755
Makita Corp.	17,000	800,403
Marubeni Corp.	116,500	873,136
Marui Group Co. Ltd.	15,700	285,611
Medipal Holdings Corp.	55,600	1,087,859
MEIJI Holdings Co. Ltd.	34,000	2,843,455
MINEBEA MITSUMI, Inc.	38,700	874,534
Mitsubishi Chemical Holdings Corp.	132,500	1,437,632
Mitsubishi Corp.	76,300	2,131,675
Mitsubishi Electric Corp.	510,500	9,317,315
Mitsubishi Gas Chemical Co., Inc.	46,700	1,317,541
Mitsubishi Tanabe Pharma Corp.	46,600	952,318
Mitsubishi UFJ Financial Group, Inc.	211,600	1,590,925
Mitsui Chemicals, Inc.	25,400	796,876
Mitsui OSK Lines Ltd.	82,900	2,969,122
Mizuho Financial Group, Inc.	1,153,000	2,168,278
MS&AD Insurance Group Holdings, Inc.	115,200	3,915,977
Namco Bandai Holdings, Inc.	44,900	1,464,175
Nexon Co. Ltd.*	26,500	879,935
NGK Insulators Ltd.	16,100	327,693
NH Foods Ltd.	27,000	648,475
Nikon Corp.[1]	32,800	636,050
Nintendo Co. Ltd.	3,700	1,625,804
Nippon Electric Glass Co. Ltd.	13,000	534,075
Nippon Yusen K.K.*	117,600	2,941,885
Nitto Denko Corp.	23,600	2,156,145
Nomura Holdings, Inc.	474,600	3,075,749
Nomura Research Institute Ltd.	31,300	1,439,278
Obayashi Corp.	82,300	989,078
OJI Paper Corp.	132,000	903,215
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Otsuka Corp.	10,600	$888,431
Otsuka Holdings Co. Ltd.	33,800	1,500,365
Rakuten, Inc.*	177,300	1,601,011
Recruit Holdings Co. Ltd.	473,944	11,543,621
Resona Holdings, Inc.	260,100	1,566,032
Rinnai Corp.	5,900	555,033
Secom Co. Ltd.	56,800	4,340,255
Sekisui Chemical Co. Ltd.	257,800	4,911,826
Seven & I Holdings Co. Ltd.[1]	22,800	936,895
Shin-Etsu Chemical Co. Ltd.[2]	87,300	9,923,908
Shionogi & Co. Ltd.	65,100	3,599,970
Shiseido Co. Ltd.	35,500	1,821,338
Showa Shell Sekiyu K.K.	135,700	1,922,945
SMC Corp.	1,200	588,293
Sohgo Security Services Co. Ltd.	5,400	292,333
Sompo Holdings, Inc.	72,700	2,907,467
Sony Corp.[2]	216,600	10,334,977
SUMCO Corp.	26,700	726,870
Sumitomo Chemical Co. Ltd.	85,000	622,882
Sumitomo Corp.	152,800	2,629,946
Sumitomo Electric Industries Ltd.	293,300	4,998,485
Sumitomo Mitsui Financial Group, Inc.[2]	104,900	4,687,205
Sumitomo Mitsui Trust Holdings, Inc.	45,600	1,890,915
Sumitomo Rubber Industries Ltd.	85,500	1,657,997
Sundrug Co. Ltd.	8,600	369,854
Suntory Beverage & Food Ltd.	37,200	1,775,323
Suruga Bank Ltd.	22,700	457,868
Suzuki Motor Corp.	8,700	496,323
T&D Holdings, Inc.	64,000	1,139,068
Taiheiyo Cement Corp.	13,200	560,429
Taisei Corp.[2]	37,600	1,911,514
Takashimaya Co. Ltd.[1]	60,000	621,599
Takeda Pharmaceutical Co. Ltd.	224,500	13,191,971
TDK Corp.	10,400	957,406
The Chiba Bank Ltd.	48,000	415,059
The Dai-ichi Life Holding, Inc.	74,300	1,555,488
The Hachijuni Bank Ltd.	131,900	780,502
THK Co. Ltd.	12,400	513,401
Tokio Marine Holdings, Inc.	221,100	10,409,948
Tokyo Electron Ltd.	14,600	2,736,246
Tosoh Corp.	90,800	2,079,326
Toyo Suisan Kaisha Ltd.	22,200	899,835
Toyoda Gosei Co. Ltd.	36,800	975,873
Trend Micro, Inc.*	23,600	1,271,118
UniCharm Corp.	70,200	1,874,444
Yamaha Corp.	11,400	469,387
Yamaha Motor Co. Ltd.	50,300	1,667,912
Total Japan common stocks		313,070,142
Jersey—1.04%
Ferguson PLC	13,346	1,030,085
Glencore PLC*,2	917,691	5,260,143
Shire PLC	7,198	340,073
WPP PLC	367,296	6,664,834
Total Jersey common stocks		13,295,135

PACE International Equity Investments

Portfolio of Investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Luxembourg—0.38%
ArcelorMittal*,2	133,193	$4,832,813
Netherlands—5.81%
Aegon N.V.	102,133	698,432
Airbus SE	9,599	1,102,381
Akzo Nobel N.V.	8,316	778,691
ASML Holding N.V.[2]	38,431	7,786,924
ASML Holding N.V., NY Registered Shares	70,869	14,383,572
CNH Industrial N.V.	309,145	4,573,202
Core Laboratories N.V.[1]	92,314	10,551,490
EXOR N.V.	11,059	854,299
Fiat Chrysler Automobiles N.V.*	98,193	2,372,641
Heineken N.V.	12,600	1,416,678
ING Groep N.V.	170,019	3,341,508
Koninklijke Ahold Delhaize N.V.	507,332	11,318,906
Koninklijke DSM N.V.	8,778	906,959
Koninklijke KPN N.V.	165,550	579,619
NN Group N.V.	48,906	2,307,331
Randstad Holding N.V.	43,351	3,061,419
STMicroelectronics N.V.	84,291	2,012,448
Unilever N.V.	66,085	3,827,530
Wolters Kluwer N.V.	51,168	2,708,182
Total Netherlands common stocks		74,582,212
New Zealand—0.22%
Auckland International Airport Ltd.	155,437	766,908
Fletcher Building Ltd.	229,092	1,318,557
Meridian Energy Ltd.	80,912	172,921
Ryman Healthcare Ltd.	64,306	518,924
Total New Zealand common stocks		2,777,310
Norway—0.56%
DNB ASA	102,647	2,082,527
Norsk Hydro ASA	359,539	2,621,138
Statoil ASA	88,587	2,068,474
Yara International ASA	8,385	402,994
Total Norway common stocks		7,175,133
Papua New Guinea—0.27%
Oil Search Ltd.	576,503	3,516,613
Portugal—0.20%
Jeronimo Martins, SGPS SA	122,452	2,608,079
Singapore—3.53%
Ascendas Real Estate Investment Trust	2,367,600	4,981,381
DBS Group Holdings Ltd.	794,643	15,992,206
Hutchison Port Holdings Trust	1,246,600	517,339
Jardine Cycle & Carriage Ltd.	16,300	496,157
Oversea-Chinese Banking Corp. Ltd.	138,500	1,365,151
SATS Ltd.	147,500	621,798
Singapore Telecommunications Ltd.	2,295,900	6,195,675
United Overseas Bank Ltd.	667,098	13,949,152
Yangzijiang Shipbuilding Holdings Ltd.	980,500	1,195,914
Total Singapore common stocks		45,314,773
	Number of shares	Value
Common stocks—(continued)
South Africa—0.59%
Naspers Ltd., N Shares	26,671	$7,615,416
South Korea—0.64%
Amorepacific Corp.*	29,213	8,193,373
Spain—4.92%
ACS Actividades de Contruccion y Servicios SA	100,905	4,041,487
Amadeus IT Holding SA2	105,875	8,212,938
Banco Bilbao Vizcaya Argentaria SA	406,135	3,816,064
Banco Santander SA2	1,675,449	12,445,557
CaixaBank SA	559,972	3,022,178
Endesa SA	153,293	3,444,808
Iberdrola SA	1,443,303	11,751,493
Iberdrola SA*	30,410	247,603
Red Electrica Corp. SA	52,554	1,113,790
Repsol SA2	379,124	7,133,478
Telefonica SA	765,868	7,847,474
Total Spain common stocks		63,076,870
Sweden—2.54%
Assa Abloy AB, B Shares	12,746	282,260
Atlas Copco AB, A Shares	51,150	2,398,498
Boliden AB	48,767	1,768,755
Investor AB, B Shares	15,740	769,232
Kinnevik AB, B Shares	67,131	2,448,438
SKF AB, B Shares	162,216	4,009,133
Svenska Handelsbanken AB, A Shares	39,324	572,152
Tele2 AB, B Shares	104,142	1,302,584
Telefonaktiebolaget LM Ericsson, B Shares	785,259	5,042,463
Telia Co. AB	2,667,872	13,390,314
Volvo AB, B Shares	29,203	596,112
Total Sweden common stocks		32,579,941
Switzerland—9.75%
ABB Ltd.	461,077	12,855,169
Adecco Group SA2	62,458	5,140,245
Cie Financiere Richemont SA2	64,509	6,190,646
Coca-Cola HBC AG*	76,350	2,564,874
EMS-Chemie Holding AG	2,009	1,476,397
Geberit AG	4,607	2,182,849
Julius Baer Group Ltd.*	165,049	11,331,326
LafargeHolcim Ltd.*	25,569	1,565,870
Nestle SA2	109,295	9,443,464
Novartis AG2	162,284	14,680,970
Pargesa Holding SA	3,932	358,664
Partners Group Holding AG	6,409	4,981,909
Roche Holding AG	51,461	12,686,249
Schindler Holding AG	9,786	2,453,991
SGS SA	1,031	2,772,595
Sika AG2	611	5,294,349
Straumann Holding AG	1,488	1,136,683
Swiss Life Holding AG*	3,997	1,500,888
Swiss Prime Site AG*	10,911	1,055,052
Swiss Re AG	44,219	4,361,326
Temenos Group AG*	82,626	11,416,281
Zurich Insurance Group AG	29,184	9,591,604
Total Switzerland common stocks		125,041,401

PACE International Equity Investments

Portfolio of Investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Taiwan—1.11%
Taiwan Semiconductor Manufacturing Co. Ltd.	921,000	$8,058,019
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	135,856	6,155,636
Total Taiwan common stocks		14,213,655
United Kingdom—14.60%
3i Group PLC[2]	382,703	5,061,048
Antofagasta PLC	85,391	1,128,766
Associated British Foods PLC	10,692	414,898
AstraZeneca PLC	17,060	1,183,639
Barclays PLC	1,291,717	3,666,987
Barratt Developments PLC	89,835	746,435
BP PLC	1,523,382	10,838,659
British American Tobacco PLC[2]	70,572	4,828,716
Bunzl PLC	23,300	681,499
Burberry Group PLC	60,347	1,352,945
Centrica PLC	512,410	970,909
Compass Group PLC	50,230	1,057,305
Croda International PLC	48,791	3,106,330
Diageo PLC	9,513	342,066
G4S PLC	2,629,996	10,616,326
GKN PLC[2]	779,945	4,682,106
GlaxoSmithKline PLC	645,221	12,096,405
Hammerson PLC	164,839	1,153,850
HSBC Holdings PLC	386,742	4,124,406
IMI PLC	96,092	1,813,237
InterContinental Hotels Group PLC	23,238	1,554,699
Intertek Group PLC	14,427	1,029,125
John Wood Group PLC	613,667	5,644,377
Kingfisher PLC	2,330,633	11,482,744
Legal & General Group PLC	273,758	1,051,809
Lloyds Banking Group PLC	12,944,461	12,775,373
Mondi PLC	69,694	1,857,385
National Grid PLC	469,003	5,358,607
Next PLC	76,833	5,554,929
Old Mutual PLC	97,413	323,373
Pearson PLC	71,990	709,167
Persimmon PLC	9,186	326,329
Prudential PLC	13,410	362,906
Reckitt Benckiser Group PLC	167,551	16,184,147
Rio Tinto PLC	40,143	2,235,423
Rolls-Royce Holdings PLC*,4	145,277	1,798,687
Royal Dutch Shell PLC, A Shares[2,5]	151,538	5,298,343
Royal Dutch Shell PLC, B Shares[4]	473,927	16,795,709
RSA Insurance Group PLC	53,309	468,980
Sky PLC	80,566	1,211,407
Smith & Nephew PLC	25,107	452,375
Smiths Group PLC	25,721	583,771
SSE PLC	63,489	1,175,939
Standard Chartered PLC*	232,576	2,706,507
Standard Life Aberdeen PLC	98,256	593,610
Taylor Wimpey PLC	509,721	1,379,424
Tesco PLC	6,091,725	18,077,105
The Sage Group PLC	39,851	423,916
Total United Kingdom common stocks		187,282,698
	Number of shares	Value
Common stocks—(concluded)
United States—0.28%
Lululemon Athletica, Inc.*	46,591	$3,643,882
Total common stocks (cost—$1,205,131,537)		1,439,395,300
Preferred stocks—0.55%
Germany—0.55%
Bayerische Motoren Werke AG	7,036	687,487
FUCHS PETROLUB SE	5,881	321,269
Henkel AG & Co. KGaA Vorzug	11,220	1,568,539
Porsche Automobil Holding SE	47,883	4,423,015
Total preferred stocks (cost—$5,310,954)		7,000,310
	Number of rights
Right—0.00%†
Spain—0.00%†
ACS Actividades de Construccion y Servicios SA*,1 (cost—$55,507)	100,905	52,868
	Face amount
Repurchase agreement—0.35%
Repurchase agreement dated 01/31/18 with State Street Bank and Trust Co., 0.050% due 02/01/18, collateralized by $4,627,057 US Treasury Notes, 2.000% to 3.125% due 01/31/21 to 08/31/21; (value—$4,644,092); proceeds: $4,553,006 (cost—$4,553,000)	$4,553,000	4,553,000
	Number of shares
Investment of cash collateral from securities loaned—0.92%
Money market fund—0.92%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$11,788,695)	11,788,695	11,788,695
Total investments before investments sold short (cost—$1,226,839,693)—114.03%		1,462,790,173
Investments sold short—(13.51)%
Common stocks—(13.51)%
Australia—(1.46)%
AusNet Services	(812,319)	(1,109,490)
Challenger Ltd.	(154,416)	(1,697,203)
Domino's Pizza Enterprises Ltd.	(26,200)	(1,013,163)
Fortescue Metals Group Ltd.	(214,388)	(856,859)
Goodman Group	(154,655)	(1,008,184)
National Australia Bank Ltd.	(77,815)	(1,826,548)
Scentre Group	(792,000)	(2,648,503)
Sonic Healthcare Ltd.	(44,329)	(851,929)
Telstra Corp. Ltd.	(599,979)	(1,774,309)
TPG Telecom Ltd.	(107,003)	(549,240)
Treasury Wine Estates Ltd.	(106,697)	(1,471,916)

PACE International Equity Investments

Portfolio of Investments—January 31, 2018 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Australia—(concluded)
Vicinity Centres	(322,466)	$(698,978)
Westfield Corp.	(300,315)	(2,211,823)
Woodside Petroleum Ltd.	(38,659)	(1,031,735)
		(18,749,880)
Belgium—(0.27)%
Anheuser-Busch InBev SA	(17,630)	(1,994,920)
Colruyt SA	(13,781)	(762,584)
Umicore SA	(12,420)	(653,193)
		(3,410,697)
Bermuda—(0.02)%
Li & Fung Ltd.	(456,000)	(232,586)
Cayman Islands—(0.35)%
ASM Pacific Technology Ltd.	(26,200)	(357,700)
CK Hutchison Holdings Ltd.	(159,000)	(2,146,382)
MGM China Holdings Ltd.	(659,200)	(2,030,862)
		(4,534,944)
Denmark—(0.28)%
Carlsberg A/S, Class B	(7,393)	(949,392)
Chr Hansen Holding A/S	(15,253)	(1,333,318)
Coloplast A/S	(11,360)	(1,009,315)
ISS A/S	(8,341)	(325,458)
		(3,617,483)
Finland—(0.09)%
Neste Oyj	(16,969)	(1,173,058)
France—(1.55)%
Accor SA	(133,363)	(7,591,696)
Air Liquide SA	(15,608)	(2,103,494)
Bollore SA	(243,896)	(1,417,146)
Carrefour SA	(96,767)	(2,315,719)
Casino Guichard Perrachon SA	(25,246)	(1,475,997)
Iliad SA	(4,373)	(1,131,465)
JCDecaux SA	(46,758)	(2,023,706)
Suez	(21,099)	(314,607)
Veolia Environnement SA	(61,055)	(1,538,039)
		(19,911,869)
Germany—(1.09)%
Daimler AG	(53,841)	(4,928,576)
Deutsche Wohnen AG	(40,627)	(1,836,032)
E.ON SE	(69,347)	(728,301)
GEA Group AG	(30,566)	(1,519,107)
KION Group AG	(13,583)	(1,246,585)
LANXESS AG	(13,085)	(1,140,771)
MAN SE	(4,198)	(499,312)
RWE AG	(29,237)	(585,143)
Symrise AG	(5,173)	(432,622)
Telefonica Deutschland Holding AG	(108,771)	(549,632)
Uniper SE	(18,093)	(539,794)
		(14,005,875)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Hong Kong—(0.41)%
MTR Corp. Ltd.	(535,159)	$(3,064,834)
New World Development Co. Ltd.	(1,011,977)	(1,637,761)
The Bank of East Asia Ltd.	(74,400)	(321,942)
Wharf Holdings Ltd.	(68,000)	(278,601)
		(5,303,138)
Ireland—(0.08)%
Kerry Group PLC, Class A	(6,304)	(671,142)
Paddy Power Betfair PLC	(2,613)	(303,005)
		(974,147)
Japan—(4.92)%
Acom Co. Ltd.	(277,400)	(1,209,512)
AEON Financial Service Co. Ltd.	(26,800)	(667,975)
Asics Corp.	(13,000)	(213,868)
Calbee, Inc.	(19,400)	(682,385)
Casio Computer Co. Ltd.	(27,100)	(410,832)
Chugai Pharmaceutical Co. Ltd.	(19,800)	(1,046,496)
Coca-Cola Bottlers Japan, Inc.	(9,400)	(331,932)
Daiwa House REIT Investment Corp.	(482)	(1,184,139)
DeNA Co. Ltd.	(54,100)	(1,171,002)
Hikari Tsushin, Inc.	(5,100)	(740,451)
Hisamitsu Pharmaceutical Co., Inc.	(3,200)	(219,841)
Iida Group Holdings Co. Ltd.	(35,000)	(692,819)
Isetan Mitsukoshi Holdings Ltd.	(144,700)	(1,729,720)
Japan Real Estate Investment Corp.	(163)	(837,620)
Japan Retail Fund Investment Corp.	(732)	(1,458,368)
Japan Tobacco, Inc.	(127,600)	(4,221,775)
JGC Corp.	(147,300)	(3,178,884)
Kakaku.com, Inc.	(33,500)	(586,411)
Kansai Paint Co. Ltd.	(47,100)	(1,162,723)
Kyushu Electric Power Co., Inc.	(31,400)	(343,424)
Maruichi Steel Tube Ltd.	(10,900)	(327,489)
McDonald's Holdings Co. Japan Ltd.	(15,700)	(706,119)
Mitsubishi Heavy Industries Ltd.	(21,900)	(822,880)
Murata Manufacturing Co. Ltd.	(5,200)	(767,354)
NEC Corp.	(13,100)	(394,788)
Nippon Prologis REIT, Inc.	(1,345)	(3,086,219)
Nissan Motor Co. Ltd.	(112,700)	(1,201,122)
Nomura Real Estate Holdings, Inc.	(58,900)	(1,409,241)
Nomura Real Estate Master Fund, Inc.	(319)	(444,151)
Olympus Corp.	(5,300)	(203,659)
Oriental Land Co. Ltd.	(13,700)	(1,337,749)
Osaka Gas Co. Ltd.	(76,000)	(1,505,798)
Park24 Co. Ltd.	(80,200)	(2,003,347)
Sankyo Co. Ltd.	(20,500)	(664,743)
Santen Pharmaceutical Co. Ltd.	(51,400)	(838,540)
Seiko Epson Corp.	(64,100)	(1,554,206)
Seven Bank Ltd.	(414,100)	(1,524,853)
Shimamura Co. Ltd.	(3,000)	(352,569)
SoftBank Group Corp.	(64,700)	(5,322,030)
Sumitomo Dainippon Pharma Co. Ltd.	(51,000)	(753,064)
Sumitomo Metal Mining Co. Ltd.	(3,500)	(163,763)
Suzuken Co. Ltd/Aichi Japan	(4,700)	(199,977)
Teijin Ltd.	(35,200)	(777,386)

PACE International Equity Investments

Portfolio of Investments—January 31, 2018 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Japan—(concluded)
The Bank of Kyoto Ltd.	(11,900)	$(666,016)
The Chugoku Electric Power Co Inc.	(195,800)	(2,164,794)
Tokyo Gas Co. Ltd.	(26,200)	(622,301)
Tokyu Corp.	(27,000)	(451,113)
United Urban Investment Corp.	(1,024)	(1,618,027)
Yahoo Japan Corp.	(996,200)	(4,790,739)
Yamada Denki Co. Ltd.	(452,600)	(2,682,350)
Yamazaki Baking Co. Ltd.	(32,800)	(645,364)
Yaskawa Electric Corp.	(19,800)	(1,019,291)
		(63,111,219)
Luxembourg—(0.19)%
Tenaris SA	(104,583)	(1,821,076)
Millicom International Cellular SA	(8,126)	(605,848)
		(2,426,924)
Mauritius—(0.06)%
Golden Agri-Resources Ltd.	(2,799,400)	(810,925)
Netherlands—(0.12)%
Koninklijke Ahold Delhaize N.V.	(31,784)	(709,122)
Koninklijke Vopak N.V.	(5,411)	(244,469)
AerCap Holdings N.V.	(9,600)	(519,360)
		(1,472,951)
New Zealand—(0.03)%
Mercury NZ Ltd.	(162,317)	(412,687)
Portugal—(0.25)%
EDP—Energias de Portugal SA	(909,525)	(3,194,565)
Singapore—(0.41)%
CapitaLand Mall Trust	(1,221,200)	(1,954,963)
Keppel Corp. Ltd.	(309,000)	(2,042,255)
Sembcorp Industries Ltd.	(110,800)	(287,178)
Suntec Real Estate Investment Trust	(591,900)	(934,009)
		(5,218,405)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Spain—(0.51)%
Ferrovial SA	(119,206)	$(2,734,303)
Grifols SA	(84,313)	(2,712,227)
Mapfre SA	(299,305)	(1,063,154)
		(6,509,684)
Sweden—(0.46)%
Essity AB, B Shares	(30,520)	(914,062)
Getinge AB	(34,992)	(479,148)
Hennes & Mauritz AB, B Shares	(67,023)	(1,185,165)
Lundin Petroleum AB	(62,283)	(1,551,167)
Nordea Bank AB	(24,412)	(301,250)
Securitas, AB Shares	(63,899)	(1,182,714)
Skanska AB	(13,208)	(268,438)
		(5,881,944)
Switzerland—(0.83)%
Clariant AG	(29,350)	(840,058)
Dufry AG	(25,008)	(3,887,894)
Swisscom AG	(1,308)	(714,464)
Vifor Pharma AG	(35,535)	(5,230,508)
		(10,672,924)
United Kingdom—(0.13)%
Cobham PLC	(462,548)	(858,699)
Fresnillo PLC	(11,611)	(221,570)
Whitbread PLC	(11,612)	(639,872)
		(1,720,141)
Total investments sold short (proceeds—$159,008,339)		(173,346,046)
Liabilities in excess of other assets—(0.52)%		(6,634,068)
Net assets—100.00%		$1,282,810,059

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 243.

PACE International Equity Investments

Portfolio of Investments—January 31, 2018 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,439,395,300	$—	$—	$1,439,395,300
Preferred stocks	7,000,310	—	—	7,000,310
Right	52,868	—	—	52,868
Repurchase agreement	—	4,553,000	—	4,553,000
Investment of cash collateral from securities loaned	—	11,788,695	—	11,788,695
Total	$1,446,448,478	$16,341,695	$—	$1,462,790,173
Liabilities
Investments sold short	$(173,346,046)	$—	$—	$(173,346,046)

At January 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.005%.

1  Security, or portion thereof, was on loan at the period end.

2  Security, or portion thereof, pledged as collateral for investments sold short.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security is traded on the London Exchange.

5  Security is traded on the Amsterdam Exchange.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Performance

For the six months ended January 31, 2018, the Portfolio's Class P shares gained 15.77% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI Emerging Markets Index (net) (the "benchmark") returned 18.51%, and the Lipper Emerging Markets Funds category posted a median return of 16.52%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 192). Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments2

The Portfolio underperformed its benchmark during the reporting period. Stock selection was the primary driver of underperformance. From a sector perspective, stock selection was weakest within materials, followed by information technology and financials. From a country perspective, the most significant detractors came from an overweight to and stock selection within India, as well as an underweight to China, which rallied more than 27% during the period and was a primary driver of emerging markets returns.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  The Advisor and/or Subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE International Emerging Markets Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian"); William Blair & Company L.L.C. ("William Blair");

LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA and Fred Lee, CFA, assisted by Vincent Russo and Mayoor Joshi

Mondrian: Ginny Chong, Gregory Halton and Andrew Miller;

William Blair: Todd M. McClone, Jeffrey A. Urbina and Jack Murphy;

LMCG: Gordon Johnson and Shannon Ericson

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy using fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis.

• A strategy that invests in mid and large cap companies with a quality growth orientation.

• A strategy that uses a bottom-up quantitative approach.

PACE International Emerging Markets Equity Investments

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets issuers than for issuers in more developed countries.

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	15.62%	36.67%	3.25%	2.00%
Class C2	15.16	35.66	2.48	1.25
Class Y3	15.83	37.07	3.50	2.28
Class P4	15.77	37.01	3.44	2.11
After deducting maximum sales charge
Class A1	9.26	29.13	2.09	1.43
Class C2	14.16	34.66	2.48	1.25
MSCI Emerging Markets Index (net)[5]	18.51	41.01	5.74	3.88
Lipper Emerging Markets Funds median	16.52	37.74	5.50	3.36

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	13.38%	33.78%	2.22%	0.23%
Class C2	12.95	32.78	1.47	(0.51)
Class Y3	13.54	34.03	2.46	0.51
Class P4	13.53	34.13	2.42	0.34
After deducting maximum sales charge
Class A1	7.17	26.40	1.07	(0.33)
Class C2	11.95	31.78	1.47	(0.51)

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, supplemented from time to time, were as follows: Class A—1.80% and 1.70%; Class C—2.55% and 2.45%; Class Y—1.54% and 1.45%; and Class P—1.59% and 1.45%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.70%; Class C—2.45%; Class Y—1.45%; and Class P—1.45%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1%imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE International Emerging Markets Equity Investments

Portfolio statistics—January 31, 2018 (unaudited)

Top ten holdings[1]	Percentage of net assets
Samsung Electronics Co. Ltd.	4.6%
Tencent Holdings Ltd.	4.0
Alibaba Group Holding Ltd., ADR	3.0
Taiwan Semiconductor Manufacturing Co. Ltd.	2.5
China Construction Bank Corp., Class H	2.1
Housing Development Finance Corp.	1.9
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.7
Naspers Ltd., N Shares	1.6
Shinhan Financial Group Co. Ltd.	1.3
Itau Unibanco Holding SA	1.3
Total	24.0%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
Cayman Islands	12.9%
South Korea	12.8
India	11.4
Taiwan	9.7
Brazil	9.7
Total	56.5%

1  The Portfolio is actively managed and its composition will vary over time.

PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2018

Common stocks
Aerospace & defense	0.93%
Airlines	0.23
Auto components	0.75
Automobiles	3.65
Banks	16.30
Beverages	0.77
Capital markets	0.64
Chemicals	1.48
Construction & engineering	0.81
Construction materials	0.33
Consumer finance	0.32
Diversified consumer services	0.63
Diversified financial services	0.51
Diversified telecommunication services	0.98
Electric utilities	1.50
Electrical equipment	0.16
Electronic equipment, instruments & components	2.03
Energy equipment & services	0.19
Equity real estate investment trusts	0.59
Food & staples retailing	2.18
Food products	1.89
Health care providers & services	0.22
Hotels, restaurants & leisure	2.76
Household durables	1.27
Household products	0.60
Independent power and renewable electricity producers	0.46
Industrial conglomerates	1.51
Insurance	3.39
Internet software & services	8.36
IT services	2.25
Machinery	0.23
Media	1.87
Metals & mining	3.32
Common stocks—(concluded)
Multi-utilities	0.27%
Multiline retail	1.29
Oil, gas & consumable fuels	5.59
Paper & forest products	0.73
Personal products	0.82
Pharmaceuticals	1.32
Real estate management & development	0.83
Semiconductors & semiconductor equipment	5.68
Specialty retail	0.37
Technology hardware, storage & peripherals	6.14
Textiles, apparel & luxury goods	0.37
Thrifts & mortgage finance	2.79
Transportation infrastructure	1.66
Wireless telecommunication services	3.74
Total common stocks	94.71
Preferred stocks
Banks	2.23
Metals & mining	0.07
Oil, gas & consumable fuels	0.87
Total preferred stocks	3.17
Right	0.00 †
Warrant	0.00 †
Investment company	0.78
Repurchase agreement	1.26
Investment of cash collateral from securities loaned	0.91
Total investments	100.83
Liabilities in excess of other assets	(0.83)
Net assets	100.00%

†  Weighting represents less than 0.005% of the Portfolio's net assets as of January 31, 2018.

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—94.71%
Argentina—0.49%
Grupo Financiero Galicia SA, ADR	16,081	$1,122,454
YPF SA, ADR	59,502	1,436,973
Total Argentina common stocks		2,559,427
Bermuda—1.51%
Brilliance China Automotive Holdings Ltd.	664,000	1,697,634
Credicorp Ltd.	18,644	4,318,510
Haier Electronics Group Co. Ltd.*	558,000	1,911,680
Total Bermuda common stocks		7,927,824
Brazil—6.58%
AMBEV SA	303,500	2,090,968
AMBEV SA, ADR	285,108	1,958,692
B3 SA—Brasil Bolsa Balcao	250,700	2,052,183
Banco Santander Brasil SA	126,900	1,427,526
Cielo SA	384,396	3,243,115
Companhia de Concessoes Rodoviarias (CCR)	397,245	1,953,807
Embraer SA, ADR	193,771	4,892,718
Hypermarcas SA	249,900	2,850,397
Itau Unibanco Holdings SA, ADR	154,942	2,541,049
Kroton Educacional SA	355,800	1,814,736
Lojas Renner SA	129,000	1,532,938
Magazine Luiza SA	45,100	1,197,004
Raia Drogasil SA	80,700	2,138,575
Suzano Papel e Celulose SA	439,500	2,849,991
Vale SA	156,056	2,030,297
Total Brazil common stocks		34,573,996
Cayman Islands—12.94%
Agile Group Holdings Ltd.	962,000	1,726,586
Alibaba Group Holding Ltd., ADR*,1	77,042	15,738,910
China Lodging Group Ltd., ADR	10,152	1,517,622
China State Construction International Holdings Ltd.	1,821,750	2,636,218
Ctrip.com International Ltd., ADR*	46,101	2,156,605
GCL-Poly Energy Holdings Ltd.*,1	8,632,000	1,489,674
Geely Automobile Holdings Ltd.	487,000	1,559,491
Golden Eagle Retail Group Ltd.[1]	252,000	320,531
Hengan International Group Co. Ltd.	150,500	1,442,925
NetEase, Inc., ADR	6,240	1,997,798
Sands China Ltd.	255,200	1,520,242
Shenzhou International Group Holdings Ltd.	187,000	1,930,324
TAL Education Group, ADR	46,678	1,520,302
Tencent Holdings Ltd.	351,600	20,837,154
Tingyi Cayman Islands Holding Corp.	1,046,000	2,179,543
Tongda Group Holdings Ltd.[1]	5,950,000	1,346,283
WH Group Ltd.[2]	3,711,500	4,597,475
YY, Inc., ADR*	18,429	2,450,320
Zhen Ding Technology Holding Ltd.	440,000	1,008,458
Total Cayman Islands common stocks		67,976,461
Chile—0.27%
Sociedad Quimica y Minera de Chile SA, ADR	25,623	1,444,625
China—9.13%
Agricultural Bank of China Ltd., Class H	3,274,000	2,008,936
Anhui Conch Cement Co. Ltd., Class H	317,500	1,749,311
	Number of shares	Value
Common stocks—(continued)
China—(concluded)
China Bluechemical Ltd., Class H	1,938,000	$698,633
China Construction Bank Corp., Class H	9,464,000	10,912,578
China Huarong Asset Management Co. Ltd., Class H2	2,613,000	1,319,419
China Merchants Bank Co. Ltd., Class H	640,000	3,137,556
China Pacific Insurance Group Co. Ltd., Class H	199,600	1,012,971
China Shenhua Energy Co. Ltd., Class H	592,500	1,844,308
China Telecom Corp. Ltd., Class H	2,642,000	1,307,043
China Vanke Co. Ltd., Class H	295,800	1,448,248
Dongfeng Motor Group Co. Ltd., Class H	2,542,000	3,321,028
Guangzhou Automobile Group Co. Ltd. Class H	500,000	1,132,609
Industrial & Commercial Bank of China Ltd., Class H	2,450,000	2,317,629
Jiangsu Expressway Co. Ltd., Class H	888,000	1,369,009
Midea Group Co. Ltd., Class A	320,400	3,046,530
PICC Property & Casualty Co. Ltd., Class H	992,000	2,059,415
Ping An Insurance (Group) Co. of China Ltd., Class H	500,500	5,927,828
SAIC Motor Corp. Ltd., Class A	159,897	874,055
Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,440,000	881,747
The People's Insurance Co. Group of China Ltd., Class H	2,795,000	1,597,112
Total China common stocks		47,965,965
Greece—0.21%
OPAP SA	81,862	1,097,666
Hong Kong—3.08%
China Mobile Ltd.	615,000	6,493,835
China Resources Power Holdings Co. Ltd.	1,320,911	2,438,298
CITIC Ltd.	792,000	1,249,357
CNOOC Ltd.	1,442,000	2,245,219
CSPC Pharmaceutical Group Ltd.	1,702,000	3,777,073
Total Hong Kong common stocks		16,203,782
Hungary—1.07%
OTP Bank PLC	101,630	4,711,680
Richter Gedeon Nyrt	35,429	910,547
Total Hungary common stocks		5,622,227
India—11.30%
Asian Paints Ltd.	65,241	1,157,344
Bajaj Auto Ltd.	57,824	3,033,899
Bajaj Finance Ltd.	64,648	1,705,397
Dewan Housing Finance Corp. Ltd.	137,724	1,260,663
HCL Technologies Ltd.	195,490	3,032,222
HDFC Bank Ltd.	96,076	3,029,690
Hindalco Industries Ltd.	383,727	1,545,375
Hindustan Petroleum Corp. Ltd.	200,893	1,256,139
Hindustan Unilever Ltd.	67,543	1,454,160
Housing Development Finance Corp.	319,046	9,813,096
Indiabulls Housing Finance Ltd.	162,964	3,563,859
IndusInd Bank Ltd.	58,427	1,610,414
Infosys Ltd.	188,185	3,403,255
Infosys Ltd., ADR[1]	118,991	2,143,028
Jubilant Foodworks Ltd.	38,848	1,247,949

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(continued)
India—(concluded)
Larsen & Toubro Ltd.	71,696	$1,596,720
Lupin Ltd.	162,820	2,262,322
Mahindra & Mahindra Ltd.	127,734	1,532,416
Maruti Suzuki India Ltd.	40,231	6,015,129
MRF Ltd.	2,255	2,414,883
Power Grid Corp. of India Ltd.	501,653	1,528,532
Reliance Industries Ltd.	49,052	741,366
Vedanta Ltd.	495,087	2,649,260
Zee Entertainment Enterprises Ltd.	145,487	1,358,027
Total India common stocks		59,355,145
Indonesia—2.07%
PT Bank Mandiri (Persero) Tbk	2,290,100	1,394,056
PT Bank Rakyat Indonesia (Persero) Tbk	17,916,600	4,951,370
Telekomunikasi Indonesia Persero Tbk PT	9,448,900	2,815,932
Unilever Indonesia Tbk PT	417,000	1,694,350
Total Indonesia common stocks		10,855,708
Kazakhstan—0.08%
KazMunaiGas Exploration Production, GDR[3]	1,856	25,520
KazMunaiGas Exploration Production, GDR[4]	28,996	398,695
Total Kazakhstan common stocks		424,215
Malaysia—2.66%
AirAsia Berhad	1,130,800	1,201,081
AMMB Holdings Berhad	1,263,700	1,562,705
Dialog Group Berhad	1,560,000	1,024,591
Genting Malaysia Berhad	1,532,500	2,166,397
Malayan Banking Berhad	1,106,458	2,867,097
Public Bank Berhad	258,700	1,458,848
Tenaga Nasional Berhad	907,400	3,673,599
Total Malaysia common stocks		13,954,318
Mexico—2.20%
Fibra Uno Administracion SA de C.V.	1,973,010	3,107,119
Grupo Aeroportuario del Pacifico SAB de C.V.	193,866	2,031,912
Grupo Financiero Banorte SAB de C.V., Series O	805,953	5,161,771
Wal-Mart de Mexico SAB de C.V.	491,339	1,229,156
Total Mexico common stocks		11,529,958
Netherlands—0.55%
Yandex N.V.*	74,405	2,881,706
Philippines—0.30%
PLDT, Inc., ADR[1]	52,264	1,596,665
Poland—0.67%
Polska Grupa Energetyczna SA*	217,481	772,957
Polski Koncern Naftowy Orlen SA	40,828	1,324,158
Powszechna Kasa Oszczednosci Bank Polski SA*	103,162	1,408,016
		3,505,131
Qatar—0.48%
Qatar Electricity & Water Co.	26,184	1,395,497
Qatar National Bank	30,144	1,119,327
Total Qatar common stocks		2,514,824
	Number of shares	Value
Common stocks—(continued)
Romania—0.11%
Societatea Nationala de Gaze Naturale ROMGAZ SA, GDR[5]	64,469	$596,338
Russia—2.70%
Gazprom PAO, ADR[3]	957,133	4,766,522
Gazprom PAO, ADR[4]	345,340	1,737,060
Lukoil PJSC, ADR[4]	30,526	2,010,137
Lukoil PJSC, ADR[3]	22,630	1,494,033
MMC Norilsk Nickel PJSC, ADR	73,921	1,521,595
Mobile TeleSystems, ADR	142,486	1,729,780
Severstal PJSC, GDR	57,325	941,277
Total Russia common stocks		14,200,404
South Africa—6.00%
Barclays Africa Group Ltd.	58,878	895,130
Bid Corp. Ltd.	92,012	2,059,857
Capitec Bank Holdings Ltd.[1]	25,708	1,737,413
FirstRand Ltd.	473,670	2,658,990
MTN Group Ltd.	165,291	1,833,427
Naspers Ltd., N Shares	29,595	8,450,311
Rand Merchant Investment Holdings Ltd.	447,744	1,675,508
Sappi Ltd.	135,575	976,792
Sasol Ltd.	105,881	3,817,392
The Bidvest Group Ltd.	174,407	3,680,490
Woolworths Holdings Ltd.	683,935	3,704,810
Total South Africa common stocks		31,490,120
South Korea—12.29%
DB Insurance Co. Ltd.	14,183	961,604
Doosan Infracore Co. Ltd.*,1	118,629	1,227,560
Hankook Tire Co. Ltd.	27,510	1,378,269
Hanwha Life Insurance Co. Ltd.	142,875	1,004,815
Hyundai Marine & Fire Insurance Co. Ltd.	24,362	1,057,432
Hyundai Mobis Co. Ltd.	630	146,018
Industrial Bank of Korea*	85,763	1,337,223
Kangwon Land, Inc.	42,828	1,301,464
KB Financial Group, Inc.*	29,033	1,829,771
Korea Electric Power Corp. (KEPCO)*	56,443	1,889,626
Korea Zinc Co. Ltd.	4,785	2,307,698
LG Chem Ltd.	5,873	2,375,929
LG Electronics, Inc.	17,942	1,722,203
LG Uplus Corp.	76,823	1,028,767
POSCO	6,331	2,255,884
Samsung Electronics Co. Ltd.	10,359	24,203,498
Samsung Fire & Marine Insurance Co. Ltd.	4,365	1,181,332
Samsung SDI Co. Ltd.	13,507	2,491,810
Shinhan Financial Group Co. Ltd.*	138,320	6,904,018
SK Hynix, Inc.	33,999	2,340,148
SK Innovation Co. Ltd.	7,468	1,430,169
SK Telecom Co. Ltd.	16,774	4,170,527
Total South Korea common stocks		64,545,765
South Korea—0.51%
Seoul Semiconductor Co. Ltd.	42,097	965,844
Shinsegae, Inc.	5,354	1,719,738
Total South Korea common stocks		2,685,582

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Taiwan—9.71%
Asustek Computer, Inc.	178,000	$1,716,148
Catcher Technology Co. Ltd.	174,000	1,993,996
Chinatrust Financial Holding Co. Ltd.	4,045,934	2,956,834
Compal Electronics, Inc.	1,265,000	941,843
E Ink Holdings, Inc.	821,000	1,495,775
Far EasTone Telecommunications Co. Ltd.	381,000	993,498
Gigabyte Technology Co. Ltd.	550,000	1,371,910
HON Hai Precision Industry Co. Ltd.	324,256	1,025,764
Innolux Corp.	3,437,000	1,621,477
Largan Precision Co. Ltd.	12,000	1,648,968
Mega Financial Holding Co. Ltd.	2,142,118	1,859,484
Nan Ya Plastics Corp.	443,000	1,217,488
Nanya Technology Corp.	612,000	1,667,249
Novatek Microelectronics Corp.	318,000	1,336,570
Quanta Computer, Inc.	458,000	997,855
Shin Kong Financial Holding Co. Ltd.	3,630,000	1,332,658
Taiwan Mobile Co. Ltd.	357,000	1,365,751
Taiwan Semiconductor Manufacturing Co. Ltd.	1,495,156	13,081,429
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	197,556	8,951,262
Teco Electric and Machinery Co. Ltd.	894,000	861,931
Uni-President Enterprises Corp.	638,000	1,532,312
Wistron Corp.	1,217,011	1,023,032
Total Taiwan common stocks		50,993,234
Thailand—3.95%
Advanced Info Service PCL	237,600	1,460,345
Airports of Thailand PCL	1,503,300	3,359,866
Beauty Community PCL, NVDR	2,755,900	1,953,416
Bumrungrad Hospital PCL	182,600	1,142,707
CP ALL PCL	1,307,400	3,329,028
IRPC PCL	5,623,300	1,319,644
Kasikornbank Public Co. Ltd., NVDR	361,900	2,657,631
PTT PCL, NVDR	104,900	1,647,854
Thai Oil PCL, NVDR	386,400	1,264,559
Thai Union Group PCL	2,431,500	1,607,026
Thanachart Capital PCL	528,700	995,955
Total Thailand common stocks		20,738,031
Turkey—2.08%
BIM Birlesik Magazalar A.S.	49,452	989,277
Eregli Demir ve Celik Fabrikalari TAS	670,225	1,775,206
Koc Holding A.S.	615,191	2,996,857
Turkiye Garanti Bankasi A.S.	866,493	2,834,797
Turkiye Halk Bankasi A.S.	863,946	2,332,006
Total Turkey common stocks		10,928,143
United Arab Emirates—0.65%
Emaar Properties PJSC	667,429	1,195,683
First Abu Dhabi Bank PJSC	730,778	2,228,376
Total United Arab Emirates common stocks		3,424,059
	Number of shares	Value
Common stocks—(concluded)
United States—1.12%
Southern Copper Corp.[1]	49,816	$2,418,566
Yum China Holdings, Inc.	74,838	3,471,735
Total United States common stocks		5,890,301
Total common stocks (cost—$383,676,363)		497,481,620
Preferred stocks—3.17%
Brazil—3.10%
Itau Unibanco Holding SA	405,083	6,644,582
Itausa—Investimentos Itau SA	1,221,800	5,081,246
Petroleo Brasileiro SA, ADR*	736,600	4,554,620
Total Brazil preferred stocks		16,280,448
India—0.07%
Vedanta Ltd. 7.500%, due 10/28/18	2,205,616	364,113
Total preferred stocks (cost—$11,936,371)		16,644,561
	Number of rights
Right—0.00%†
Hong Kong—0.00%†
Agile Group Holdings Ltd.*,6 (cost—$0)	26,320	0
	Number of warrants
Warrant—0.00%†
Thailand—0.00%†
Jasmine International PCL, strike price $4.30, expires 07/05/20* (cost—$0)	1	0
	Number of shares
Investment company—0.78%
iShares MSCI Emerging Markets Index Fund (cost—$4,138,430)	80,458	4,105,772
	Face amount
Repurchase agreement—1.26%
Repurchase agreement dated 01/31/18 with State Street Bank and Trust Co., 0.050% due 02/01/18, collateralized by $6,701,255 US Treasury Notes, 2.000% to 3.125% due 01/31/21 to 08/31/21; (value—$6,725,926); proceeds: $6,594,009 (cost—$6,594,000)	$6,594,000	6,594,000

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Investment of cash collateral from securities loaned—0.91%
Money market fund—0.91%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$4,805,261)	4,805,261	$4,805,261
Total investments (cost—$411,150,425)—100.83%		529,631,214
Liabilities in excess of other assets—(0.83)%		(4,376,442)
Net assets—100.00%		$525,254,772

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 243.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$497,481,620	$—	$—	$497,481,620
Preferred stocks	16,644,561	—	—	16,644,561
Right	—	—	0	0
Warrant	0	—	—	0
Investment company	4,105,772	—	—	4,105,772
Repurchase agreement	—	6,594,000	—	6,594,000
Investment of cash collateral from securities loaned	—	4,805,261	—	4,805,261
Total	$518,231,953	$11,399,261	$0	$529,631,214

At January 31, 2018, there was a transfer from Level 2 to Level 1 of $364,113.

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2018 (unaudited)

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs for the period ended January 31, 2018:

Right
Beginning balance	$—
Purchases	0
Issuances	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	—
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$0

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2018 was $0.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.005%.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security is traded on the Turquoise Exchange.

4  Security is traded on the over-the-counter ("OTC") market.

5  Illiquid investment at the period end.

6  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Performance

For the six months ended January 31, 2018, the Portfolio's Class P shares returned 3.26% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") returned 3.83%, while the Lipper Global Real Estate Funds category posted a median return of 4.00%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 202. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

The Portfolio underperformed its benchmark during the reporting period. By sector, office real estate was the leading contributor to results, driven by stock selection and an overweight to the sector, which outperformed. Stock selection within the specialty sector also contributed to relative results, as did an underweight exposure to the lagging health care sector. Conversely, retail was the leading detractor from performance due to stock selection. Underweight allocations to the diversified and hotel sectors were also headwinds for results. Leading contributors on a regional basis included continental Europe (stock selection) and Singapore (overweight exposure). China/Hong Kong (underweight allocation) and the UK (stock selection) were the leading detractors during the period.

By security, a non-benchmark position in Crown Castle International Corp. (specialty, US) was among the leading contributors to results. Crown Castle International Corp. benefited from positive performance among US tower operators given the news that T-Mobile and Sprint had abandoned merger talks. The sector also has tailwinds from positive fundamentals.

Conversely, an overweight position in CBL & Associates Properties, Inc. (retail, US) was the leading detractor from performance. The stock meaningfully declined after reporting disappointing quarterly results in November 2017. Rent spreads declined from prior-quarter levels due to the company using more aggressive rental rates to maintain occupancy. This decline in rent spreads was greater than that of any of the company's mall peers and we closed our position in the company prior to the end of the reporting period. Overweight positions in Hammerson plc (retail, UK) and American Homes 4 Rent (residential, US) also detracted from performance. We continue to hold Hammerson plc and American Homes 4 Rent as of the end of the reporting period.

Derivatives were not used during the reporting period.

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Brookfield Investment Management Inc. ("Brookfield")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA and Fred Lee, CFA

Brookfield: Jason Baine and Bernhard Krieg

Objective:

Total Return

Investment process:

The subadvisor utilizes a strategy that involves achieving total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  The Advisor and/or Subadvisor discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Global Real Estate Securities Investments

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.23%	8.90%	5.79%	2.42%
Class C2	2.84	8.14	5.00	1.64
Class Y5	N/A	N/A	N/A	N/A
Class P3	3.26	9.14	6.06	2.67
After deducting maximum sales charge
Class A1	(2.47)	2.97	4.60	1.84
Class C2	1.85	7.14	5.00	1.64
FTSE EPRA/NAREIT Developed Index[4]	3.83	10.81	6.54	4.55
Lipper Global Real Estate Funds median	4.00	10.90	5.84	4.02

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/17	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.73%	10.40%	6.41%	2.08%
Class C2	4.40	9.69	5.61	1.31
Class Y5	4.80	10.66	6.64	N/A
Class P3	4.81	10.70	6.65	2.34
After deducting maximum sales charge
Class A1	(1.01)	4.32	5.21	1.51
Class C2	3.40	8.69	5.61	1.31

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, were as follows: Class A—1.54% and 1.45%; Class C—2.22% and 2.20%; and Class P—1.58% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.45%; Class C—2.20%; and Class P—1.20%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The FTSE EPRA/NAREIT Developed Index is designed to measure the stock performance of companies engaged in special real estate activities of the North American, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Portfolio offered Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees. PACE® Global Real Estate Securities Investments ceased offering Class Y shares effective on January 25, 2018. New or additional investments into Class Y shares of PACE Global Real Estate Securities Investments will not be permitted after January 25, 2018.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Global Real Estate Securities Investments

Portfolio statistics—January 31, 2018 (unaudited)

Top ten equity holdings[1]	Percentage of net assets
Simon Property Group, Inc.	7.9%
Land Securities Group PLC	5.1
Mitsubishi Estate Co. Ltd.	4.4
Mitsui Fudosan Co. Ltd.	4.0
Great Portland Estates PLC	3.6
Merlin Properties Socimi SA	3.0
City Developments Ltd.	2.7
Mid-America Apartment Communities, Inc.	2.6
Hammerson PLC	2.5
HCP, Inc.	2.5
Total	38.3%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	52.1%
United Kingdom	13.0
Japan	11.5
Australia	4.0
Singapore	3.9
Total	84.5%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2018

Common stocks

Apartments	6.38%
Diversified	28.35
Health care	5.78
Hotels	4.81
Hotels & motels	3.72
Office property	10.70
Real estate management/service	8.15
Real estate operations/development	13.44
Regional malls	8.92
Shopping centers	4.10
Storage	1.98
Warehouse/industrial	2.96
Total common stocks	99.29
Repurchase agreement	0.12
Investment of cash collateral from securities loaned	1.02
Total investments	100.43
Liabilities in excess of other assets	(0.43)
Net assets	100.00%

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—99.29%
Australia—3.97%
Dexus	448,796	$3,446,427
The GPT Group	536,900	2,176,148
Total Australia common stocks		5,622,575
Bermuda—2.33%
Hongkong Land Holdings Ltd.	458,300	3,299,760
Cayman Islands—2.70%
Soho China Ltd.	2,369,200	1,408,318
Wharf Real Estate Investment Co. Ltd.*	348,756	2,409,703
Total Cayman Islands common stocks		3,818,021
France—1.49%
Gecina SA	10,800	2,107,853
Germany—2.89%
Alstria Office REIT-AG	126,692	1,997,639
Vonovia SE	42,615	2,101,002
Total Germany common stocks		4,098,641
Hong Kong—0.22%
Hysan Development Co. Ltd.	56,100	313,394
Japan—11.53%
Hulic Reit, Inc.	411	644,529
Leopalace21 Corp.	367,717	3,048,309
Mitsubishi Estate Co. Ltd.	322,289	6,165,618
Mitsui Fudosan Co. Ltd.	218,500	5,719,188
Nippon Accommodations Fund, Inc.	165	747,389
Total Japan common stocks		16,325,033
Luxembourg—1.03%
Grand City Properties SA	59,800	1,452,968
Netherlands—0.88%
Eurocommercial Properties N.V.	26,500	1,249,583
Singapore—3.87%
CapitaLand Commercial Trust	1,119,600	1,596,015
City Developments Ltd.	384,200	3,883,589
Total Singapore common stocks		5,479,604
Spain—3.29%
Inmobiliaria Colonial Socimi SA	32,300	360,718
Merlin Properties Socimi SA	298,300	4,292,406
Total Spain common stocks		4,653,124
United Kingdom—13.00%
Capital & Counties Properties PLC	329,500	1,380,129
Great Portland Estates PLC	534,319	5,045,040
Hammerson PLC	509,785	3,568,423
Land Securities Group PLC	505,500	7,190,258
Tritax Big Box REIT PLC	580,200	1,228,281
Total United Kingdom common stocks		18,412,131
United States—52.09%
American Campus Communities, Inc.	43,200	1,661,472
American Homes 4 Rent, Class A	157,000	3,264,030
American Tower Corp.	9,800	1,447,460
	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Brixmor Property Group, Inc.	92,800	$1,506,144
Crown Castle International Corp.	28,500	3,213,945
DDR Corp.	281,400	2,284,968
Duke Realty Corp.	108,300	2,860,203
Equinix, Inc.	6,900	3,140,811
Essex Property Trust, Inc.	12,500	2,912,250
Extended Stay America, Inc.	68,100	1,377,663
Federal Realty Investment Trust	16,700	2,017,360
Gramercy Property Trust	94,700	2,390,228
HCP, Inc.	147,800	3,559,024
Hudson Pacific Properties, Inc.	69,700	2,228,309
Kilroy Realty Corp.	27,800	1,982,696
LaSalle Hotel Properties	49,000	1,496,460
MGM Growth Properties LLC, Class A1	50,800	1,425,448
Mid-America Apartment Communities, Inc.	38,900	3,709,893
Park Hotels & Resorts, Inc.	85,822	2,481,114
Physicians Realty Trust	85,600	1,395,280
Piedmont Office Realty Trust, Inc., Class A	73,000	1,424,960
Prologis, Inc.	17,400	1,132,914
Public Storage	14,300	2,799,368
QTS Realty Trust, Inc., Class A	36,800	1,832,640
RLJ Lodging Trust	61,000	1,410,320
Simon Property Group, Inc.	68,791	11,238,386
SL Green Realty Corp.	14,600	1,467,592
Taubman Centers, Inc.[1]	22,600	1,393,290
Ventas, Inc.	57,700	3,229,469
Weyerhaeuser Co.	38,800	1,456,552
Total United States common stocks		73,740,249
Total common stocks (cost—$138,791,322)		140,572,936
	Face amount
Repurchase agreement—0.12%
Repurchase agreement dated 01/31/18 with State Street Bank and Trust Co., 0.050% due 02/01/18, collateralized by $163,619 US Treasury Notes, 2.000% to 3.125% due 01/31/21 to 08/31/21; (value—$164,221); proceeds: $161,000 (cost—$161,000)	$161,000	161,000
	Number of shares
Investment of cash collateral from securities loaned—1.02%
Money market fund—1.02%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$1,445,895)	1,445,895	1,445,895
Total investments (cost—$140,398,217)—100.43%		142,179,831
Liabilities in excess of other assets—(0.43)%		(606,020)
Net assets—100.00%		$141,573,811

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2018 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 243.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$140,572,936	$—	$—	$140,572,936
Repurchase agreement	—	161,000	—	161,000
Investment of cash collateral from securities loaned	—	1,445,895	—	1,445,895
Total	$140,572,936	$1,606,895	$—	$142,179,831

At January 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE Alternative Strategies Investments

Performance

For the six months ended January 31, 2018, the Portfolio's Class P shares returned 4.04% before the deduction of the maximum PACE Select program fee.1 In comparison, the Citigroup Three-Month US Treasury Bill Index (the "benchmark") returned 0.57%, the Bloomberg Barclays Global Aggregate Index returned 2.36%, the MSCI World Index (net) returned 13.73%, the HFRI Fund of Funds Composite Index (net) returned 5.84%, and the Lipper Alternative Multi-Strategy Funds category posted a median return of 3.10%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 211. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments2

The Portfolio outperformed its primary benchmark over the reporting period. The primary contributors to performance were exposures to equity markets in the allocations to the long-short equity and global macro strategies, as equity markets rallied.3

Managed futures also generated a positive absolute return during the reporting period, primarily driven by sustained bullish trends in global equity markets. Trend following in fixed income also contributed to performance, while currencies detracted from results. By signal horizon, all signals performed positively. Long-term signals outperformed short-term signals, as they maintained more consistently bullish views on equities, which rallied.

Stock selection also contributed across several strategies, including long-short equity and equity market neutral.

Exposures to risk premia strategies also contributed, primarily from exposure to the momentum and defensive style factors. Exposure to value style factors detracted from results. Stocks and industries were the largest contributors by asset group, followed by commodities. Currencies were a detractor, mostly due to positions in emerging markets.

Allocations to currencies were among the greatest detractors from results. This was mostly due to long US dollar exposure versus a variety of other

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  The Advisor and/or Subadvisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

3  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, and, therefore, we hope to make a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Manager and Subadvisor:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Analytic Investors, LLC ("Analytic Investors"); First Quadrant L.P. ("First Quadrant"); Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"); AQR Capital Management, LLC ("AQR"); Sirios Capital Management, L.P. ("Sirios");

Principal Global Investors, LLC d/b/a Macro Currency Group ("MCG");

Aviva Investors Americas, LLC ("Aviva");

PCJ Investment Counsel LTD ("PCJ")

Kettle Hill Capital Management, LLC ("Kettle Hill")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA and Fred Lee, CFA

Analytic Investors: Dennis Bein, David Krider and Harindra de Silva;

First Quadrant: Dori Levanoni and Jeppe Ladekarl;

Standard Life Investments: Guy Stern and Roger Sadewsky;

AQR: Clifford Asness, John Liew, Brian Hurst, Yao Hua Ooi and Ari Levine;

MCG: Mark Farrington and David Petitcolin;

(continued on next page)

PACE Alternative Strategies Investments

Advisor's comments – concluded

developed and emerging markets currencies, as the US dollar generally underperformed over the period. However, there were several other currency positions that also detracted from results. One was a poorly timed short implemented by the Portfolio's systematic currency strategy. The short was in the New Zealand dollar, which steeply appreciated in December 2017. This occurred as the Reserve Bank of New Zealand signaled that it may consider strength in output and employment in its policy decisions. The strategy also had unsuccessfully timed trades in the US, Canadian and New Zealand dollars.

In general, derivatives were used in the Portfolio to gain economic exposure and for hedging or risk reduction purposes, mostly across currencies, fixed income and equity markets. Derivatives are the primary instrument used to implement currency and managed futures strategies because of their high degree of liquidity, low cost and trading efficiency. The derivative instruments utilized in the Portfolio over the reporting period primarily included currency forwards—both deliverable and non-deliverable—exchange-traded futures in global developed and emerging markets, swaps, and options. As noted previously, currency strategies were among the greatest detractors from performance over the period.

Investment process
(continued)

Aviva: Peter Fitzgerald, Dan James, Ian Pizer and Brendan Walsh
PCJ: Nereo Piticco, Adam Posman, Aly Alladina, Heiki Altosaar, Bryan Rock and Jenny Yan

Kettle Hill: Andrew Y. Kurita

UBS AM sleeve: Mabel Lung, Gina Toth and Fred Lee;

Sirios: John F. Brennan, Jr.

Objective:

Long-term capital appreciation

Investment process:

The main strategies of the subadvisors include:

• An "opportunistic strategy" in which UBS AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively-managed pooled investment vehicles that UBS AM believes are suitable for return generation, risk management or both.

• A "long/short global equity" strategy in which the subadvisor buys securities "long" that the subadvisor believes will out-perform the market, and sells securities "short" that the subadvisor believes will underperform the market.

• A "currency strategy" that seeks to produce absolute return from investing in currency markets.

• A "global multi-asset strategy" that involves achieving a total return by delivering a diversified global portfolio that makes use of multiple

(continued on next page)

PACE Alternative Strategies Investments

Investment process
(continued)

strategies across various asset classes.

• A "managed futures strategy" in which the subadvisor takes both long and short positions in a portfolio of futures contracts, futures related instruments, forward contracts and swaps across different asset classes.

• A "liquid alternative long/short equity strategy" in which the subadvisor generally utilizes long positions that the subadvisor believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that the subadvisor believes have deteriorating fundamentals or appear overvalued.

• A "global unconstrained multi-strategy" strategy that identifies and pursues diverse strategies across asset classes, sectors, currencies, interest rates, inflation and volatility that are expected to work well together whether markets are rising or falling.

• An "absolute return equity market neutral" strategy that aims to earn a positive absolute and attractive risk-adjusted return while demonstrating low correlation with, and lower volatility than, traditional long only investment portfolios.

• A "diversified currency strategy" that seeks to produce absolute returns from a blend of a fundamental discretionary process and a fundamental systematic process by

(continued on next page)

PACE Alternative Strategies Investments

Investment process
(concluded)

investing in developed market currency instruments.

• A "long/short US, small cap equity" strategy in which the subadvisor primarily buys securities of US small capitalization companies "long" that the subadvisor believes will out-perform the market, and sells securities of US small capitalization companies "short" that the subadvisor believes will underperform the market.

Special considerations

The Portfolio may be appropriate for investors seeking long-term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/18	6 months	1 year	5 years	10 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	3.92%	5.59%	3.29%	1.10%	1.74%
Class C3	3.48	4.72	2.56	0.36	1.04
Class Y4	3.94	5.72	3.57	N/A	1.62
Class P5	4.04	5.84	3.58	1.37	2.01
After deducting maximum sales charge
Class A2	(1.76)	(0.18)	2.14	0.53	1.25
Class C3	2.48	3.72	2.56	0.36	1.04
Citigroup Three-Month US Treasury Bill Index[6]	0.57	0.91	0.27	0.33	0.98
Bloomberg Barclays Global Aggregate Index[7]	2.36	7.46	1.22	2.93	3.93
MSCI World Index (net)[8]	13.73	25.83	11.68	6.42	6.30
HFRI Fund of Funds Composite Index (net)[9]	5.84	9.25	4.06	1.62	2.25
Lipper Alternative Multi-Strategy Funds median	3.10	5.27	2.66	1.46	1.87

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/17	6 months	1 year	5 years	10 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	2.15%	3.71%	3.20%	0.59%	1.57%
Class C3	1.79	2.92	2.46	(0.14)	0.87
Class Y4	2.26	3.92	3.50	N/A	1.41
Class P5	2.36	4.03	3.48	0.86	1.84
After deducting maximum sales charge
Class A2	(3.45)	(1.98)	2.05	0.03	1.08
Class C3	0.79	1.92	2.46	(0.14)	0.87

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2017 prospectuses, were as follows: Class A—2.35% and 2.28%; Class C—3.12% and 3.05%; Class Y—2.18% and 2.11%; and Class P—2.13% and 2.06%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees through November 30, 2018 to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.88%; Class C—2.63%; Class Y—1.63%; and Class P—1.63%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and Class A shares, and April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 27, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share classes (Class P and Class A).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Bloomberg Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The HFRI Fund of Funds Composite Index is a Fund of Funds index with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Alternative Strategies Investments

Portfolio statistics—January 31, 2018 (unaudited)

Top ten equity holdings (long holdings)[1]	Percentage of net assets
Becton, Dickinson and Co.	0.9%
The Sherwin-Williams Co.	0.9
FedEx Corp.	0.6
Amgen, Inc.	0.5
Bank of America Corp.	0.5
Gilead Sciences, Inc.	0.5
AbbVie, Inc.	0.5
CSX Corp.	0.5
Roche Holding AG	0.5
Xerox Corp.	0.5
Total	5.9%
Top ten equity holdings (short holdings)[1]	Percentage of net assets
Zayo Group Holdings, Inc.	(0.3)%
Cheniere Energy, Inc.	(0.3)
Vulcan Materials Co.	(0.3)
SBA Communications Corp.	(0.3)
General Electric Co.	(0.3)
Palo Alto Networks, Inc.	(0.3)
Tesla, Inc.	(0.2)
Equinix, Inc.	(0.2)
WestJet Airlines Ltd.	(0.2)
Accenture PLC, Class A	(0.2)
Total	(2.6)%
Top ten long-term fixed income holdings[1]	Percentage of net assets
US Treasury Inflation Index Bond (TIPS), 2.125% due 02/15/40	2.0%
US Treasury Inflation Index Bond (TIPS), 0.875% due 02/15/47	0.9
Mexican Bonos, 7.500% due 06/03/27	0.5
Indonesia Treasury Bond, 8.250% due 07/15/21	0.4
Indonesia Treasury Bond, 7.000% due 05/15/27	0.3
US Treasury Inflation Index Bond (TIPS), 3.875% due 04/15/29	0.3
US Treasury Inflation Index Bond (TIPS), 0.750% due 02/15/45	0.2
US Treasury Inflation Index Bond (TIPS), 1.000% due 02/15/46	0.2
Indonesia Treasury Bond, 7.000% due 05/15/22	0.2
US Treasury Inflation Index Bond (TIPS), 0.750% due 02/15/42	0.2
Total	5.2%
Top five issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
United States	41.3%
Canada	5.4
Japan	2.3
Germany	1.3
Indonesia	1.0
Total	51.3%
Top five issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
United States	(10.0)%
Canada	(4.3)
Sweden	(0.4)
Ireland	(0.3)
Italy	(0.2)
Total	(15.2)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Alternative Strategies Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2018

Common stocks
Aerospace & defense	0.86%
Air freight & logistics	0.59
Airlines	0.75
Auto components	0.14
Automobiles	0.02
Banks	3.22
Beverages	1.06
Biotechnology	1.55
Building products	0.34
Capital markets	0.78
Chemicals	1.49
Commercial services & supplies	0.82
Communications equipment	0.39
Construction & engineering	0.30
Construction materials	0.07
Consumer finance	0.15
Containers & packaging	0.11
Diversified consumer services	0.19
Diversified financial services	0.48
Diversified telecommunication services	0.36
Electric utilities	0.49
Electrical equipment	0.14
Electronic equipment, instruments & components	0.23
Energy equipment & services	0.40
Energy-exploration & production	0.03
Equity real estate investment trusts	0.70
Food & staples retailing	0.22
Food products	0.19
Gas utilities	0.04
Health care equipment & supplies	2.10
Health care providers & services	1.83
Hotels, restaurants & leisure	1.36
Household durables	1.29
Household products	0.01
Independent power and renewable electricity producers	0.37
Insurance	0.57
Internet & catalog retail	0.11
Internet & Direct Marketing Retail	0.20
Internet software & services	1.13
IT services	0.56
Leisure products	0.16
Life sciences tools & services	0.03
Machinery	0.69
Marine	0.02
Common stocks—(concluded)
Media	0.78%
Metals & mining	0.56
Mortgage Real estate investment trust	0.42
Multi-utilities	0.33
Multiline retail	0.11
Oil, gas & consumable fuels	1.93
Paper & forest products	1.19
Personal products	0.20
Pharmaceuticals	1.70
Professional services	0.54
Real estate investment trusts	0.21
Real estate management & development	0.35
Road & rail	1.02
Semiconductors & semiconductor equipment	0.90
Software	1.34
Specialty retail	0.57
Technology hardware, storage & peripherals	1.97
Textiles, apparel & luxury goods	0.29
Thrifts & mortgage finance	0.06
Tobacco	0.08
Trading companies & distributors	0.69
Transportation infrastructure	0.02
Wireless telecommunication services	0.37
Total common stocks	42.17
Preferred stocks	0.17
Rights	0.00	†
Investment companies	10.80
US government obligations	4.81
Corporate notes
Banks	0.06
Healthcare-services	0.05
Oil & gas	0.07
Real estate	0.07
Total corporate notes	0.25
Non-US government obligations	1.60
Certificates of deposit	1.82
Time deposits	7.18
Short-term US government obligations	11.19
Repurchase agreement	24.88

PACE Alternative Strategies Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of January 31, 2018

Options purchased
Call options	0.57%
Put options	0.07
Total options purchased	0.64
Swaptions purchased
Call swaption	0.04
Put swaptions	0.86
Total swaptions purchased	0.90
Foreign exchange options purchased
Call options	0.18
Put options	0.12
Total foreign exchange options purchased	0.30
Investments sold short Common stocks
Aerospace & defense	(0.08)
Air freight & logistics	(0.07)
Airlines	(0.24)
Auto components	(0.13)
Automobiles	(0.38)
Banks	(0.26)
Beverages	(0.02)
Biotechnology	(0.07)
Building products	(0.14)
Capital markets	(0.85)
Chemicals	(0.10)
Commercial services & supplies	(0.24)
Communications equipment	(0.47)
Construction & engineering	(0.08)
Construction materials	(0.47)
Diversified consumer services	(0.02)
Diversified telecommunication services	(0.77)
Electric utilities	(0.18)
Electronic equipment, instruments & components	(0.05)
Energy equipment & services	(0.38)
Equity real estate investment trusts	(0.48)
Food & staples retailing	(0.44)
Food products	(0.04)
Investments sold short—(concluded) Common stocks—(concluded)
Health care equipment & supplies	(0.03)%
Health care providers & services	(0.12)
Hotels, restaurants & leisure	(0.25)
Household durables	(0.31)
Household products	(0.04)
Industrial conglomerates	(0.28)
Insurance	(0.09)
Internet & catalog retail	(0.02)
Internet software & services	(0.06)
IT services	(0.20)
Leisure products	(0.04)
Machinery	(0.07)
Marine	(0.10)
Media	(0.45)
Metals & mining	(0.28)
Multi-utilities	(0.14)
Multiline retail	(0.07)
Oil, gas & consumable fuels	(0.83)
Paper & forest products	(0.29)
Pharmaceuticals	(0.24)
Professional services	(0.02)
Road & rail	(0.23)
Semiconductors & semiconductor equipment	(0.27)
Software	(0.12)
Specialty retail	(0.61)
Textiles, apparel & luxury goods	(0.02)
Thrifts & mortgage finance	(0.07)
Trading companies & distributors	(0.01)
Wireless telecommunication services	(0.04)
Investment companies	(4.73)
Right	(0.00)†
Total investments sold short	(15.99)
Other assets in excess of liabilities	9.28
Net assets	100.00%

†  Weighting represents less than 0.005% of the Portfolio's net assets as of January 31, 2018.

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—42.17%
Australia—0.93%
AGL Energy Ltd.	87,179	$1,646,632
BlueScope Steel Ltd.	1	12
Caltex Australia Ltd.	8,672	242,969
Challenger Ltd.	15,737	172,967
Coca-Cola Amatil Ltd.	100,848	680,986
Flight Centre Travel Group Ltd.	8,575	352,604
Qantas Airways Ltd.	85,236	361,960
Rio Tinto Ltd.	14,095	872,843
South32 Ltd.	165,653	509,906
Treasury Wine Estates Ltd.	26,678	368,031
Woodside Petroleum Ltd.	44,310	1,182,549
Total Australia common stocks		6,391,459
Austria—0.06%
ANDRITZ AG	853	51,173
Erste Group Bank AG*	3,631	182,712
OMV AG	1,708	109,973
voestalpine AG	1,335	86,652
Total Austria common stocks		430,510
Belgium—0.13%
Ageas	2,376	125,490
Groupe Bruxelles Lambert SA	966	113,793
KBC Groupe N.V.	1,897	182,294
Proximus SADP	1,880	63,394
Solvay SA	878	127,049
UCB SA	1,489	129,776
Umicore SA	2,278	119,805
Total Belgium common stocks		861,601
Bermuda—0.49%
Athene Holding Ltd., Class A*,1	10,956	549,553
Kerry Properties Ltd.	164,500	786,473
Marvell Technology Group Ltd.	11,420	266,428
Validus Holdings Ltd.	861	58,290
VEON Ltd., ADR	438,878	1,667,736
Total Bermuda common stocks		3,328,480
Brazil—0.06%
Banco Bradesco SA	32,736	404,114
Canada—5.09%
Air Canada*,1	98,898	1,922,481
Alimentation Couche Tard, Inc., Class B	11,742	614,307
Altus Group Ltd.[1]	6,480	180,597
Badger Daylighting Ltd.[1]	21,660	445,175
Barrick Gold Corp.	49,300	709,038
Canada Goose Holdings, Inc.*	4,789	172,117
Canadian Pacific Railway Ltd.[1]	9,612	1,778,604
Canadian Tire Corp. Ltd., Class A	400	55,815
Canfor Corp.*,1	103,070	2,417,536
Canfor Pulp Products, Inc.[1]	23,100	272,880
CanWel Building Materials Group Ltd.[1]	67,880	369,753
Cascades, Inc.[1]	17,230	216,005
CCL Industries, Inc., Class B1	7,570	362,068
CGI Group, Inc., Class A*,1	7,193	411,008
CI Financial Corp.	18,100	435,724
	Number of shares	Value
Common stocks—(continued)
Canada—(concluded)
Cobalt 27 Capital Corp.*,1	26,690	$266,900
Cominar Real Estate Investment Trust[1]	45,720	538,604
Conifex Timber, Inc.*,1	75,610	381,124
Constellation Software, Inc.	200	129,286
Cott Corp.[1]	36,766	612,521
Crescent Point Energy Corp.[1]	17,760	140,058
Detour Gold Corp.*,1	17,730	189,408
Dorel Industries, Inc., Class B1	10,620	266,277
Element Fleet Management Corp.	40,892	275,938
Empire Co. Ltd.	22,600	437,301
Finning International, Inc.[1]	38,890	1,070,898
Freshii, Inc.*,1	7,354	43,048
Hardwoods Distribution, Inc.[1]	89,930	1,413,290
Intact Financial Corp.	3,900	326,998
Interfor Corp.*,1	153,837	2,915,399
K-Bro Linen, Inc.[1]	11,580	376,585
Kinaxis, Inc.*,1	1,776	119,598
Kinross Gold Corp.*,1	44,890	194,374
Knight Therapeutics, Inc.*,1	42,662	263,603
Linamar Corp.	7,900	466,485
Loblaw Cos. Ltd.	6,700	362,944
Major Drilling Group International, Inc.*,1	67,266	351,096
Maxar Technologies Ltd.[1]	7,320	461,453
Nanotech Security Corp.*,1	94,785	88,620
National Bank of Canada	30,000	1,557,073
Northland Power, Inc.[1]	77,471	1,441,087
Parkland Fuel Corp.[1]	29,647	695,379
Pinnacle Renewable Holdings*	24,440	223,537
Polaris Infrastructure, Inc.[1]	11,654	182,579
Power Corp. of Canada	28,900	737,537
Russel Metals, Inc.[1]	4,970	126,311
Saputo, Inc.[1]	11,910	409,878
SNC-Lavalin Group, Inc.[1]	24,578	1,087,227
Spartan Energy Corp.*,1	145,160	735,241
TFI International, Inc.[1]	9,920	256,468
The Bank of Nova Scotia[1]	6,870	456,786
Tidewater Midstream and Infrastructure Ltd.[1]	178,467	211,839
Tree Island Steel Ltd.[1]	92,870	172,904
Trevali Mining Corp.*,1	192,802	253,934
Trican Well Service Ltd.*,1	68,910	215,694
Tricon Capital Group, Inc.[1]	94,920	828,814
Troilus Gold Corp.*,1	132,810	215,951
Waste Connections, Inc.[1]	20,141	1,446,527
West Fraser Timber Co. Ltd.[1]	9,850	689,180
Western Forest Products, Inc.[1]	382,120	888,507
Total Canada common stocks		34,887,369
Cayman Islands—0.07%
Ctrip.com International Ltd., ADR*	10,269	480,384
Denmark—0.37%
AP Moeller - Maersk A/S, Class B	78	139,228
Danske Bank A/S	10,866	441,383
H Lundbeck A/S	12,350	629,604
Novo Nordisk A/S, Class B	12,781	710,849

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Denmark—(concluded)
Pandora A/S	6,662	$631,692
Total Denmark common stocks		2,552,756
Finland—0.26%
Elisa Oyj	1,801	76,607
Fortum Oyj	5,233	113,471
Huhtamaki Oyj	1,146	48,902
Neste Oyj	1,531	105,837
Nokian Renkaat Oyj	1,642	82,931
Orion Oyj, Class B	27,468	1,101,523
Stora Enso Oyj, R Shares	6,896	118,323
Wartsila Oyj Abd	1,813	123,936
Total Finland common stocks		1,771,530
France—0.72%
Accor SA	2,463	140,206
Aeroports de Paris	335	69,583
Alstom SA	1,907	83,696
Arkema SA	849	108,464
BNP Paribas SA	8,148	673,735
Bureau Veritas SA	3,169	92,893
Cie Generale des Etablissements Michelin	1,860	297,436
Credit Agricole SA	10,591	199,540
Edenred	2,817	90,969
Eiffage SA	1,173	142,226
Electricite de France SA	5,734	78,843
Faurecia	882	79,260
Gecina SA	576	112,419
Getlink SE	5,560	78,004
Iliad SA	335	86,678
Ingenico Group SA	707	80,492
Klepierre	2,489	113,689
Natixis SA	19,190	174,735
Orpea	4,764	595,023
Peugeot SA	6,717	150,861
Rexel SA	3,629	65,421
Rubis SCA	1,008	74,338
SCOR SE	2,104	94,171
Societe Generale SA	7,743	450,432
Suez	4,534	67,607
Teleperformance	655	99,294
Thales SA	4,121	462,320
Ubisoft Entertainment SA*	800	68,474
Wendel SA	350	65,225
Zodiac Aerospace	2,466	76,633
Total France common stocks		4,972,667
Germany—1.29%
Beiersdorf AG	6,261	742,354
Brenntag AG	1,737	112,616
Commerzbank AG*	20,099	330,839
Covestro AG2	8,152	937,013
Deutsche Bank AG	27,127	498,255
Deutsche Lufthansa AG	68,653	2,449,686
Deutsche Telekom AG	25,974	455,503
Evonik Industries AG	1,789	70,632
	Number of shares	Value
Common stocks—(continued)
Germany—(concluded)
GEA Group AG	1,983	$98,554
Hannover Rueck SE	719	98,283
HUGO BOSS AG	757	69,530
Infineon Technologies AG	19,341	562,140
Innogy SE2	1,543	58,812
K+S AG	2,290	64,312
KION Group AG	802	73,604
LANXESS AG	1,095	95,464
LEG Immobilien AG	756	85,245
MAN SE	410	48,766
MTU Aero Engines AG	623	111,614
OSRAM Licht AG	1,152	100,633
ProSiebenSat.1 Media SE	2,788	106,578
RWE AG*	6,145	122,985
Scout24 AG2	6,147	284,514
Siltronic AG*	1,010	167,404
Symrise AG	1,460	122,101
Uniper SE	20,872	622,704
United Internet AG	1,496	109,027
Wirecard AG	1,375	171,225
Zalando SE*,2	1,723	100,927
Total Germany common stocks		8,871,320
Hong Kong—0.02%
Wheelock & Co. Ltd.	14,000	109,618
Ireland—0.52%
Allegion PLC	2,901	249,805
Bank of Ireland Group PLC*	11,106	108,379
CRH PLC	13,087	486,145
Glanbia PLC	18,504	316,347
Kingspan Group PLC	1,816	83,873
Medtronic PLC[1]	6,721	577,267
Paddy Power Betfair PLC	3,428	397,781
Ryanair Holdings PLC, ADR*	3,564	437,339
Seagate Technology PLC[1]	15,392	849,638
Smurfit Kappa Group PLC	2,636	92,487
Total Ireland common stocks		3,599,061
Italy—0.31%
Banco BPM SpA*	51,171	194,628
Intesa Sanpaolo SpA	183,037	718,222
Leonardo SpA	4,828	58,264
Mediobanca Banca di Credito Finanziario SpA	7,307	88,833
Prysmian SpA	2,593	91,236
Telecom Italia SpA*	138,334	124,552
Terna Rete Elettrica Nazionale SpA	16,868	101,529
UniCredit SpA*	30,413	670,076
Unione di Banche Italiane SpA	20,212	104,693
Total Italy common stocks		2,152,033
Japan—2.31%
Asahi Group Holdings Ltd.	5,032	253,098
Benesse Holdings, Inc.	9,700	364,294
Brother Industries Ltd.	42,000	1,073,756

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Canon, Inc.	1,400	$55,772
DeNA Co. Ltd.	35,945	778,035
Idemitsu Kosan Co. Ltd.	33,300	1,244,518
JXTG Holdings, Inc.	336,906	2,233,696
Komatsu Ltd.	19,050	739,001
Mitsui Fudosan Co. Ltd.	14,783	386,942
Mixi, Inc.	41,200	1,817,148
Nintendo Co. Ltd., ADR	13,383	763,902
Nippon Electric Glass Co. Ltd.	8,300	340,986
Nippon Express Co. Ltd.	800	57,452
Ricoh Co. Ltd.	5,400	53,025
Seiko Epson Corp.	69,400	1,682,713
Shionogi & Co. Ltd.	7,282	402,688
Showa Shell Sekiyu K.K.	12,900	182,800
Start Today Co. Ltd.	30,200	886,608
Tokyo Electron Ltd.	11,200	2,099,038
Tosoh Corp.	18,200	416,781
Total Japan common stocks		15,832,253
Jersey—0.13%
Ferguson PLC	5,278	407,372
Shire PLC	10,227	483,180
Total Jersey common stocks		890,552
Luxembourg—0.04%
Eurofins Scientific SE	131	85,388
SES SA	4,588	71,602
Tenaris SA	5,586	97,267
Total Luxembourg common stocks		254,257
Netherlands—0.84%
ABN AMRO Group N.V.[2]	9,388	318,083
Aegon N.V.	21,460	146,753
Airbus SE	27,020	3,103,067
ASML Holding N.V.	1,971	399,366
ASR Nederland N.V.	13,728	599,949
CNH Industrial N.V.	11,932	176,511
EXOR N.V.	1,356	104,750
Heineken Holding N.V.	1,199	127,277
ING Groep N.V.	31,526	619,603
QIAGEN N.V.*	2,762	92,382
Randstad Holding N.V.	1,474	104,093
Total Netherlands common stocks		5,791,834
Norway—0.05%
Telenor ASA	15,410	360,817
Poland—0.08%
PLAY Communications SA*,2	52,739	535,998
Portugal—0.09%
EDP - Energias de Portugal SA	31,259	109,792
Galp Energia, SGPS SA	22,838	435,809
Jeronimo Martins, SGPS SA	2,926	62,320
Total Portugal common stocks		607,921
	Number of shares	Value
Common stocks—(continued)
Singapore—0.24%
Broadcom Ltd.	1,837	$455,631
Genting Singapore PLC	1,122,200	1,154,879
Yangzijiang Shipbuilding Holdings Ltd.	45,600	55,618
Total Singapore common stocks		1,666,128
South Korea—0.09%
KT Corp., ADR*	21,406	320,020
Samsung Electronics Co. Ltd.	136	317,760
Total South Korea common stocks		637,780
Spain—0.45%
ACS, Actividades de Contruccion y Servicios SA	3,256	130,410
Banco Bilbao Vizcaya Argentaria SA	63,679	598,331
Banco de Sabadell SA	110,555	262,715
Banco Santander SA	144,634	1,074,369
Bankia SA	30,900	156,525
Bankinter SA	7,723	88,808
CaixaBank SA	48,398	261,205
Cellnex Telecom SA2	2,006	54,169
Enagas SA	2,714	73,962
Endesa SA	3,788	85,124
Gas Natural SDG SA	4,248	98,125
Grifols SA	3,529	113,523
Red Electrica Corp. SA	5,179	109,760
Total Spain common stocks		3,107,026
Sweden—0.20%
Nordea Bank AB	37,419	461,760
Securitas AB, Class B	22,392	414,456
Swedbank AB, A Shares	6,898	176,304
Tele2 AB, B Shares	23,451	293,320
Total Sweden common stocks		1,345,840
Switzerland—0.83%
Adecco Group AG	24,138	1,986,539
Credit Suisse Group AG*	18,221	351,597
Roche Holding AG	12,839	3,165,091
Zurich Insurance Group AG	640	210,342
Total Switzerland common stocks		5,713,569
United Kingdom—0.76%
ARRIS International PLC*	17,619	445,761
Berkeley Group Holdings PLC	966	54,396
BP PLC, ADR	13,010	556,698
OM Asset Management PLC	28,084	502,423
Persimmon PLC	32,897	1,168,654
Prudential PLC	24,147	653,474
Royal Dutch Shell PLC, ADR	10,820	759,997
TechnipFMC PLC	25,069	813,740
Tullow Oil PLC*	84,874	240,715
Total United Kingdom common stocks		5,195,858
United States—25.74%
AbbVie, Inc.[1]	29,352	3,293,881
Acuity Brands, Inc.	4,620	713,513

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Advanced Disposal Services, Inc.*,1	23,260	$566,846
AES Corp.[1]	27,048	312,675
Affiliated Managers Group, Inc.[1]	5,380	1,074,009
AGNC Investment Corp.[1]	152,691	2,869,064
Align Technology, Inc.*,1	6,407	1,678,634
Alphabet, Inc., Class C*	746	872,775
Altria Group, Inc.	7,893	555,194
Amazon.com, Inc.*,1	430	623,883
American Electric Power Co., Inc.[1]	10,381	714,005
American International Group, Inc.	3,329	212,790
American Outdoor Brands Corp.*	67,579	806,217
American Tower Corp.	4,333	639,984
AmerisourceBergen Corp.[1]	558	55,616
Amgen, Inc.[1]	18,350	3,414,017
Analog Devices, Inc.	5,839	536,487
Annaly Capital Management, Inc.[1]	280,013	2,951,337
Anthem, Inc.[1]	6,085	1,508,167
Apple, Inc.	4,225	707,392
Applied Materials, Inc.[1]	1,017	54,542
Arrow Electronics, Inc.*,1	698	56,775
Bank of America Corp.[1]	104,478	3,343,296
BankUnited, Inc.[1]	6,257	256,787
BB&T Corp.[1]	10,870	599,915
Becton, Dickinson and Co.	24,714	6,004,019
Berkshire Hathaway, Inc., Class B*,1	9,401	2,015,386
Best Buy Co., Inc.[1]	771	56,329
Bloomin' Brands, Inc.	25,245	556,147
BMC Stock Holdings, Inc.*,1	28,761	644,246
Boston Scientific Corp.*,1	103,481	2,893,329
CA, Inc.[1]	53,273	1,909,837
Cadence Design Systems, Inc.*,1	30,712	1,377,740
Cardinal Health, Inc.[1]	28,761	2,064,752
CarMax, Inc.*,1	32,518	2,320,810
Carrols Restaurant Group, Inc.*,1	52,882	658,381
Casella Waste Systems, Inc., Class A*	12,715	325,250
Cavium, Inc.*	2,969	263,588
Celgene Corp.*,1	9,588	969,922
Citigroup, Inc.[1]	10,775	845,622
CME Group, Inc.	2,064	316,783
Cognizant Technology Solutions Corp., Class A1	10,820	843,744
Comcast Corp., Class A	15,282	649,943
Comerica, Inc.	3,901	371,704
Concho Resources, Inc.*	1,266	199,319
ConocoPhillips[1]	16,259	956,192
Consolidated Communications Holdings, Inc.	13,953	173,715
Constellation Brands, Inc., Class A1	7,568	1,660,949
Cray, Inc.*	3,391	82,232
CSX Corp.[1]	56,606	3,213,523
Cummins, Inc.[1]	10,978	2,063,864
D.R. Horton, Inc.[1]	41,482	2,034,692
Darden Restaurants, Inc.[1]	26,509	2,540,888
Dave & Buster's Entertainment, Inc.*	15,411	724,317
Dell Technologies, Inc., Class V*,1	1,065	76,361
Devon Energy Corp.[1]	27,990	1,157,946
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Diodes, Inc.*	368	$10,374
Discover Financial Services[1]	13,066	1,042,667
DISH Network Corp., Class A*,1	25,069	1,175,736
Dollar Tree, Inc.*	5,859	673,785
Domino's Pizza, Inc.[1]	7,782	1,687,527
DowDuPont, Inc.	8,546	645,907
Dr. Pepper Snapple Group, Inc.[1]	9,450	1,127,858
E*TRADE Financial Corp.*,1	37,805	1,992,323
Electronic Arts, Inc.*,1	9,783	1,242,050
Eli Lilly & Co.[1]	3,442	280,351
Equinix, Inc.	994	452,459
Etsy, Inc.*	76,832	1,441,368
Exelon Corp.[1]	40,639	1,565,008
Express Scripts Holding Co.*,1	23,458	1,857,404
Extended Stay America, Inc.	17,640	356,857
F5 Networks, Inc.*,1	7,450	1,076,823
Facebook, Inc., Class A*	3,797	709,621
FedEx Corp.[1]	15,433	4,050,854
First Republic Bank	4,776	427,691
FNF Group[1]	2,913	113,549
Fortune Brands Home & Security, Inc.[1]	8,990	637,661
Fossil Group, Inc.*	135,590	1,079,296
Gaming and Leisure Properties, Inc.	20,168	734,922
Gilead Sciences, Inc.[1]	39,751	3,331,134
Granite Construction, Inc.[1]	4,230	282,099
H&R Block, Inc.[1]	35,167	933,332
Halliburton Co.	14,424	774,569
Hanesbrands, Inc.[1]	2,505	54,409
Herc Holdings, Inc.*	8,366	549,814
Hess Corp.	6,481	327,355
HP, Inc.[1]	102,485	2,389,950
Humana, Inc.[1]	10,404	2,932,159
Instructure, Inc.*	19,905	714,590
Intel Corp.[1]	1,276	61,427
Internap Corp.*	16,700	279,391
International Business Machines Corp.[1]	8,514	1,393,742
JPMorgan Chase & Co.[1]	14,594	1,688,088
Juniper Networks, Inc.	13,480	352,502
KapStone Paper and Packaging Corp.	6,955	240,921
KAR Auction Services, Inc.[1]	23,531	1,283,381
Kennametal, Inc.	11,294	550,921
Kennedy-Wilson Holdings, Inc.	2,070	36,743
KeyCorp[1]	18,100	387,340
Keysight Technologies, Inc.*,1	23,220	1,084,838
KLA-Tencor Corp.[1]	510	55,998
Knight-Swift Transportation Holdings, Inc.	7,883	392,495
Lam Research Corp.[1]	283	54,200
Lennar Corp., Class A1	14,360	899,798
Liberty Media Corp-Liberty Formula One., Class C*	23,708	893,555
Louisiana-Pacific Corp.*,1	8,980	265,898
Lowe's Cos., Inc.[1]	14,473	1,515,757
ManpowerGroup, Inc.[1]	10,722	1,408,764
Marathon Petroleum Corp.[1]	780	54,031
MasterCard, Inc., Class A1	6,219	1,051,011
Match Group, Inc.*	22,100	772,174

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Maxwell Technologies, Inc.*	3,246	$18,794
McDonald's Corp.	4,385	750,449
Merck & Co., Inc.[1]	30,372	1,799,541
Micron Technology, Inc.*,1	27,078	1,183,850
MobileIron, Inc.*	71,156	320,202
Mohawk Industries, Inc.*,1	3,729	1,048,073
NeoPhotonics Corp.*	382	2,143
NetApp, Inc.[1]	26,355	1,620,832
Newell Brands, Inc.	12,951	342,424
NextEra Energy, Inc.	2,923	463,062
Norfolk Southern Corp.	2,105	317,602
Nuance Communications, Inc.*	33,580	598,060
NVR, Inc.*,1	504	1,601,798
OCI Partners LP1	39,300	349,770
Old Dominion Freight Line, Inc.	1,419	207,813
Orchids Paper Products Co.	3,971	59,803
Owens Corning[1]	13,850	1,287,634
Palo Alto Networks, Inc.*	2,897	457,349
PennyMac Financial Services, Inc., Class A*	8,003	177,667
PepsiCo, Inc.[1]	20,508	2,467,112
Pfizer, Inc.[1]	3,963	146,790
PG&E Corp.[1]	8,810	373,808
PGT Innovations, Inc.*,1	6,240	99,528
Pioneer Natural Resources Co.	828	151,449
Pitney Bowes, Inc.	77,174	1,088,925
PPG Industries, Inc.[1]	6,385	758,091
PulteGroup, Inc.[1]	1,625	51,724
Quantenna Communications, Inc.*	26,382	363,016
Rayonier Advanced Materials, Inc.[1]	28,050	530,706
Raytheon Co.[1]	7,402	1,546,574
Regeneron Pharmaceuticals, Inc.*,1	913	334,751
Regions Financial Corp.	36,066	693,549
Schlumberger Ltd.[1]	10,997	809,159
STORE Capital Corp.	28,834	706,721
Sturm Ruger & Co., Inc.	5,015	265,544
Synopsys, Inc.*,1	1,832	169,662
Take-Two Interactive Software, Inc.*,1	1,255	158,971
The Charles Schwab Corp.	8,109	432,534
The Cooper Cos., Inc.[1]	6,528	1,597,206
The Estee Lauder Cos., Inc., Class A	4,848	654,286
The Kraft Heinz Co.	6,922	542,616
The Madison Square Garden Co., Class A*	3,420	738,173
The Manitowoc Co., Inc.*	9,587	384,247
The Middleby Corp.*,1	2,820	384,253
The PNC Financial Services Group, Inc.[1]	5,422	856,784
The Sherwin-Williams Co.	14,131	5,894,181
Time Warner, Inc.[1]	12,120	1,155,642
Toll Brothers, Inc.[1]	10,713	499,012
TRI Pointe Group, Inc.*,1	54,400	887,264
Union Pacific Corp.[1]	5,642	753,207
United Therapeutics Corp.*,1	13,131	1,693,899
UnitedHealth Group, Inc.	3,151	746,094
Universal Health Services, Inc., Class B1	22,999	2,794,378
Valero Energy Corp.[1]	13,983	1,341,949
Varian Medical Systems, Inc.*,1	12,803	1,632,382
VMware, Inc., Class A*,1	18,268	2,261,396
	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Wells Fargo & Co.	10,177	$669,443
Western Alliance Bancorp*	3,784	221,969
Western Digital Corp.[1]	17,752	1,579,573
World Wrestling Entertainment, Inc., Class A	16,082	568,499
Xerox Corp.[1]	91,664	3,128,492
Zayo Group Holdings, Inc.*	20,253	743,285
Zions Bancorp.	24,933	1,347,130
Total United States common stocks		176,614,648
Total common stocks (cost—$253,736,223)		289,367,383
Preferred stocks—0.17%
Germany—0.03%
Porsche Automobil Holding SE	1,832	169,224
Italy—0.14%
Intesa Sanpaolo SpA	160,187	610,960
Telecom Italia SpA	476,779	364,401
Total Italy preferred stocks		975,361
Total preferred stocks (cost—$989,600)		1,144,585
	Number of rights
Rights—0.00%†
Italy—0.00%†
Unicredit Dir Opz Az Ord*	30,413	151
Spain—0.00%†
ACS Actividades de Construccion y Servicios SA*	2,838	1,487
Total rights (cost—$1,561)		1,638
	Number of shares
Investment companies—10.80%
AQR Style Premia Alternative Fund	2,724,676	28,772,574
ASG Managed Futures Strategy Fund	696,741	7,775,628
Boyd Group Income Fund[1]	3,650	316,838
Carillon Reams Unconstrained Bond Fund	2,439,316	28,735,146
iShares MSCI Emerging Markets Small-Cap ETF	73,831	4,155,209
SPDR S&P Emerging Markets SmallCap ETF	78,983	4,322,740
Total investment companies (cost—$69,554,228)		74,078,135

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face amount		Value
US government obligations—4.81%
US Treasury Inflation Index Bonds (TIPS) 0.625%, due 02/15/43	USD	1,104,218	$1,063,671
0.750%, due 02/15/42	USD	1,398,600	1,390,345
0.750%, due 02/15/45	USD	1,639,772	1,621,134
0.875%, due 02/15/47	USD	6,073,834	6,199,458
1.000%, due 02/15/46	USD	1,428,694	1,501,917
1.375%, due 02/15/44	USD	1,075,017	1,222,613
2.125%, due 02/15/40	USD	10,887,639	13,972,989
2.125%, due 02/15/41	USD	830,938	1,073,797
2.500%, due 01/15/29[1]	USD	785,848	939,276
3.375%, due 04/15/32[1]	USD	503,335	684,822
3.625%, due 04/15/28[1]	USD	1,038,891	1,344,045
3.875%, due 04/15/29[1]	USD	1,493,128	2,006,666
Total US government obligations (cost—$32,678,176)			33,020,733
Corporate notes—0.25%
Canada—0.25%
Delphi Energy Corp. 10.000%, due 07/15/21[1,2,3]	CAD	610,000	500,894
Extendicare, Inc. 6.000%, due 09/30/19[1]	CAD	396,000	328,390
Liquor Stores NA Ltd. 4.700%, due 01/31/22[1]	CAD	480,300	402,202
Tricon Capital Group, Inc. 5.750%, due 03/31/22[1,2]	USD	429,000	462,248
Total corporate notes (cost—$1,589,849)			1,693,734
Non-US government obligations—1.60%
Indonesia—0.98%
Indonesia Treasury Bond 8.250%, due 07/15/21	IDR	37,500,000,000	3,012,170
7.000%, due 05/15/27	IDR	28,600,000,000	2,224,278
7.000%, due 05/15/22	IDR	18,900,000,000	1,470,039
Total Indonesia			6,706,487
Mexico—0.62%
Mexican Bonos 5.750%, due 03/05/26	MXN	22,500,000	1,075,767
7.500%, due 06/03/27	MXN	60,000,000	3,193,503
Total Mexico			4,269,270
Total non-US government obligations (cost—$11,053,540)			10,975,757
Certificates of deposit—1.82%
Canada—0.44%
Bank of Montreal 1.560%, due 02/23/18	USD	3,000,000	3,000,000
Netherlands—0.29%
ABN Amro Bank N.V. 0.010%, due 02/02/18	USD	2,000,000	1,999,921
Switzerland—0.65%
Credit Suisse AG 0.010%, due 04/27/18	USD	2,000,000	1,992,691
1.830%, due 07/05/18	USD	2,500,000	2,500,000
Total Switzerland			4,492,691
	Face amount		Value
Certificates of deposit—1.82%
United Arab Emirates—0.44%
National Bank of Abu Dhabi 1.420%, due 02/12/18	USD	3,000,000	$3,000,000
Total certificates of deposit (cost—$12,492,612)			12,492,612
Time deposits—7.18%
Agence Centrale Organismes 1.460%, due 02/05/18	USD	3,000,000	2,999,515
Bank Nederlandse Gemeenten 1.510%, due 02/08/18	USD	2,000,000	1,999,413
BNP Paribas London 1.420%, due 02/01/18	USD	4,601,685	4,601,685
Credit Agricole CIB 1.350%, due 02/01/18	USD	5,016,349	5,016,349
Danske Bank A/S 1.420%, due 02/01/18	USD	3,500,000	3,500,000
Danske Bank A/S 1.790%, due 05/02/18	USD	3,500,000	3,500,000
DBS Bank Ltd. 1.650%, due 02/05/18	USD	1,003,165	1,003,165
DGZ Dekabank 1.550%, due 02/09/18	USD	3,500,000	3,498,799
DZ Bank AG 1.420%, due 02/01/18	USD	5,079,803	5,079,803
ING Bank N.V. 1.400%, due 02/20/18	USD	3,500,000	3,500,000
KBC Bank N.V. 1.400%, due 02/01/18	USD	1,583,401	1,583,401
Nationwide Building Society 1.435%, due 02/14/18	USD	4,000,000	3,997,935
Natixis 1.610%, due 03/15/18	USD	4,500,000	4,500,000
OP Corporate Bank PLC 1.790%, due 04/30/18	USD	2,500,000	2,489,109
SNCF Mobilites 1.720%, due 04/27/18	USD	2,000,000	1,991,912
Total time deposits (cost—$49,261,086)			49,261,086
Short-term US government obligations[4]—11.19%
US Treasury Bills 1.070%, due 02/01/18	USD	2,400,000	2,400,000
1.090%, due 03/01/18[1]	USD	4,102,000	4,097,569
1.115%, due 02/15/18	USD	3,158,000	3,156,516
1.175%, due 03/29/18	USD	7,163,000	7,148,459
1.192%, due 02/08/18	USD	3,166,000	3,165,257
1.208%, due 04/05/18[1]	USD	17,292,000	17,252,168
1.257%, due 04/26/18	USD	14,825,000	14,775,966
1.283%, due 04/19/18[1]	USD	17,500,000	17,448,346
1.397%, due 04/12/18[1]	USD	3,938,000	3,927,567
1.435%, due 05/31/18	USD	3,429,000	3,412,441
Total short-term US government obligations (cost—$76,799,739)			76,784,289

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

		Face amount		Value
Repurchase agreement—24.88%
Repurchase agreement dated 01/31/18 with State Street Bank and Trust Co., 0.050% due 02/01/18, collateralized by $173,467,395 US Treasury Notes, 2.000% to 3.125% due 01/31/21 to 08/31/21; (value—$174,106,007); proceeds: $170,691,237 (cost—$170,691,000)		USD	170,691,000	$170,691,000
	Number of contracts	Notional amount
Options purchased—0.64%
Call options—0.57%
ESTX Banks Index, strike @ 134, expires 03/16/18 (Counterparty: JPMCB)	44,691	EUR	5,988,594	477,773
Euro STOXX 50 Index, strike @ 4,050, expires 03/16/18	648	EUR	26,244,000	805
FTSE 100 Index Futures, strike @ 8,400, expires 06/15/18	420	GBP	35,280,000	17,890
Kospi 200 Index, strike @ 322, expires 03/08/18 (Counterparty: JPMCB)	26,019,000	KRW	8,378,118,000	346,650
S&P 500 Index, strike @ 2,475, expires 03/16/18	11	USD	2,722,500	108,790
S&P 500 Index, strike @ 2,600, expires 12/21/18	61	USD	15,860,000	1,958,039
S&P 500 Index, strike @ 2,850, expires 12/18/20	28	USD	7,980,000	953,288
S&P 500 Index, strike @ 3,150, expires 05/18/18	187	USD	58,905,000	25,245
				3,888,480
Put options—0.07%
Euro STOXX 50 Index, strike @ 3,200, expires 12/20/19	150	EUR	4,800,000	463,160
S&P 500 Index, strike @ 2,815, expires 03/16/18	5	USD	1,407,500	20,200
Swiss Market Index, strike @ 9,199, expires 03/16/18 (Counterparty: JPMCB)	70	CHF	643,930	10,503
Swiss Market Index, strike @ 9,234, expires 03/16/18 (Counterparty: JPMCB)	47	CHF	433,998	7,746
				501,609
Total options purchased (cost—$2,683,926)				4,390,089
	Number of contracts	Notional amount		Value
Swaptions purchased—0.90%
Call swaption—0.04%
3 Month USD LIBOR Interest Rate Swap, strike @ 1.000%, expires 05/09/31 (counterparty: CITI; receive fixed rate); underlying swap terminates 05/09/46	14,300,000	USD	14,300,000	$294,901
Put swaptions—0.86%
3 Month USD LIBOR Interest Rate Swap, strike @ 2.954%, expires 08/22/19 (counterparty: GS; receive fixed rate); underlying swap terminates 08/22/19	163,000,000	USD	163,000,000	630,256
3 Month USD LIBOR Interest Rate Swap, strike @ 3.090%, expires 12/23/19 (counterparty: GS; receive fixed rate); underlying swap terminates 10/23/19	168,600,000	USD	168,600,000	3,978,403
3 Month USD LIBOR Interest Rate Swap, strike @ 3.850%, expires 05/09/31 (counterparty: CITI; receive fixed rate); underlying swap terminates 05/09/46	32,700,000	USD	32,700,000	1,275,650
				5,884,309
Total swaptions purchased (cost—$6,000,805)				6,179,210
Foreign exchange options purchased—0.30%
Call options—0.18%
USD Call/CAD Put, strike @ 1.33, expires 03/20/18 (Counterparty: JPMCB)	64,000,000	USD	64,000,000	4,224
USD Call/JPY Put, strike @ 96.00, expires 04/21/22 (Counterparty: SG)	2,535,585	USD	2,535,585	166,963
USD Call/JPY Put, strike @ 96.50, expires 04/22/22 (Counterparty: SG)	2,535,585	USD	2,535,585	160,842
USD Call/JPY Put, strike @ 98.90, expires 05/06/22 (Counterparty: SG)	1,040,000	USD	1,040,000	54,753

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of contracts	Notional amount		Value
Foreign exchange options purchased—(continued)
Call options—(concluded)
USD Call/JPY Put, strike @ 99.70, expires 10/20/22 (Counterparty: BNP)	16,350,000	USD	16,350,000	$770,902
USD Call/SAR Put, strike @ 3.82, expires 02/12/19 (Counterparty: BNP)	16,350,000	USD	16,350,000	69,815
				1,227,499
Put options—0.12%
GBP Put/CHF Call, strike @ 1.23, expires 07/31/18 (Counterparty: CITI)	16,643,890	GBP	16,643,890	132,456
USD Put/JPY Call, strike @ 104.50, expires 04/09/18 (Counterparty: JPMCB)	62,959,900	USD	62,959,900	219,793
USD Put/TRY Call, strike @ 3.80, expires 06/19/19 (Counterparty: CITI)	1,004,465	USD	1,004,465	14,954
USD Put/TRY Call, strike @ 3.80, expires 06/27/19 (Counterparty: CITI)	500,000	USD	500,000	7,442
USD Put/TRY Call, strike @ 3.80, expires 07/10/19 (Counterparty: CITI)	1,006,696	USD	1,006,696	14,923
USD Put/TRY Call, strike @ 3.80, expires 07/17/19 (Counterparty: CITI)	502,232	USD	502,232	7,434
USD Put/TRY Call, strike @ 3.90, expires 03/21/19 (Counterparty: JPMCB)	5,645,000	USD	5,645,000	123,970
USD Put/TRY Call, strike @ 3.90, expires 04/05/19 (Counterparty: JPMCB)	3,878,000	USD	3,878,000	83,652
USD Put/TRY Call, strike @ 4.00, expires 03/08/19 (Counterparty: BNP)	5,685,000	USD	5,685,000	175,718
USD Put/TRY Call, strike @ 4.00, expires 05/04/20 (Counterparty: SG)	500,000	USD	500,000	11,381
	Number of contracts	Notional amount		Value
Foreign exchange options purchased—(concluded)
Put options—(concluded)
USD Put/TRY Call, strike @ 4.00, expires 06/04/20 (Counterparty: CITI)	1,005,000	USD	1,005,000	$22,508
				814,231
Total foreign exchange options purchased (cost—$3,966,075)				2,041,730
Total investments before investments sold short (cost—$691,498,420)—106.71%				732,121,981

	Number of shares
Investments sold short—(15.99)%
Common stocks—(11.26)%
Australia—(0.03)%
BHP Billiton Ltd., ADR	(4,348)	(213,139)
Bermuda—(0.02)%
Signet Jewelers Ltd.	(2,498)	(132,144)
Canada—(3.31)%
Aimia, Inc.	(72,520)	(218,739)
Alimentation Couche-Tard, Inc.	(14,930)	(781,094)
AltaGas Ltd.	(12,900)	(289,149)
BCE, Inc.	(17,060)	(797,798)
Boardwalk Real Estate Investment Trust	(8,290)	(299,923)
CAE, Inc.	(25,040)	(462,120)
Cameco Corp.	(5,700)	(52,458)
Canadian National Railway Co.	(9,351)	(749,448)
Canadian Tire Corp. Ltd., Class A	(2,050)	(286,050)
Canadian Utilities Ltd., Class A	(19,865)	(588,036)
Capstone Mining Corp.	(137,110)	(154,945)
CI Financial Corp.	(29,842)	(718,392)
Cineplex, Inc.	(39,780)	(1,016,169)
Crescent Point Energy Corp.	(20,600)	(162,455)
CT Real Estate Investment Trust	(6,801)	(76,580)
DHX Media Ltd.	(102,069)	(400,807)
Emera, Inc.	(17,322)	(640,773)
First Quantum Minerals Ltd.	(65,500)	(976,642)
Fortress Paper Ltd., Class A	(35,350)	(96,566)
Genworth MI Canada, Inc.	(13,643)	(468,521)
Gibson Energy, Inc.	(13,520)	(195,216)
Gluskin Sheff + Associates, Inc.	(14,490)	(186,485)
Granite Real Estate Investment Trust	(9,860)	(405,863)
Great-West Lifeco, Inc.	(9,873)	(279,173)
Hydro One Ltd.	(34,017)	(614,242)
IGM Financial, Inc.	(20,296)	(724,881)
Intact Financial Corp.	(3,900)	(326,998)
Inter Pipeline Ltd.	(22,770)	(436,518)
Just Energy Group, Inc.	(92,440)	(394,561)
Leon's Furniture Ltd.	(17,957)	(256,946)
Magna International, Inc.	(10,100)	(576,932)
Medical Facilities Corp.	(39,696)	(496,361)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Canada—(concluded)
Metro, Inc.	(19,664)	$(658,025)
MTY Food Group, Inc.	(20,580)	(886,948)
National Bank of Canada	(11,940)	(619,715)
Norbord, Inc.	(12,440)	(475,147)
Northview Apartment Real Estate Investment Trust	(6,814)	(137,610)
Novagold Resources, Inc.	(109,082)	(403,515)
Nutrien Ltd.	(6,536)	(341,944)
Points International Ltd.	(7,840)	(92,423)
Premium Brands Holdings Corp.	(3,238)	(281,680)
Ritchie Bros Auctioneers, Inc.	(25,580)	(832,078)
Rogers Communications, Inc., Class B	(4,970)	(242,560)
Sleep Country Canada Holdings, Inc.	(7,875)	(209,488)
Stantec, Inc.	(4,080)	(118,685)
Stella-Jones, Inc.	(14,916)	(628,048)
Student Transportation, Inc.	(35,757)	(213,088)
The Descartes Systems Group, Inc.	(2,780)	(78,654)
The Jean Coutu Group PJC, Inc., Class A	(6,582)	(129,713)
Thomson Reuters Corp.	(16,355)	(707,786)
Turquoise Hill Resources Ltd.	(16,200)	(49,390)
WestJet Airlines Ltd.	(72,583)	(1,452,250)
International Petroleum Corp.	(1)	(5)
Total Canada common stocks		(22,689,593)
Denmark—(0.10)%
AP Moller - Maersk A/S, Class B	(377)	(672,933)
France—(0.15)%
Edenred	(10,729)	(346,469)
Vivendi SA	(22,226)	(652,062)
Total France common stocks		(998,531)
Hong Kong—(0.14)%
Hong Kong Exchanges & Clearing Ltd.	(26,100)	(988,928)
Ireland—(0.34)%
James Hardie Industries PLC	(3,621)	(63,637)
Accenture PLC, Class A	(8,691)	(1,396,644)
Weatherford International PLC	(215,134)	(847,628)
Total Ireland common stocks		(2,307,909)
Italy—(0.20)%
Saipem SpA	(44,812)	(209,803)
UniCredit SpA	(53,931)	(1,188,237)
Total Italy common stocks		(1,398,040)
Japan—(0.01)%
SoftBank Group Corp.	(700)	(57,580)
Luxembourg—(0.11)%
Tenaris SA	(44,881)	(781,501)
Netherlands—(0.02)%
Mylan N.V.	(3,681)	(157,731)
Sweden—(0.37)%
Lundin Petroleum AB	(53,971)	(1,344,155)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Sweden—(concluded)
Telefonaktiebolaget LM Ericsson	(186,524)	$(1,197,746)
Total Sweden common stocks		(2,541,901)
Switzerland—(0.16)%
Vifor Pharma AG	(7,308)	(1,075,687)
United Kingdom—(0.04)%
Ashtead Group PLC	(1,913)	(57,175)
ConvaTec Group PLC	(75,120)	(215,665)
Total United Kingdom common stocks		(272,840)
United States—(6.26)%
Domtar Corp.	(14,790)	(759,698)
Advance Auto Parts, Inc.	(5,981)	(699,717)
Advanced Micro Devices, Inc.	(64,662)	(888,456)
AMC Networks, Inc., Class A	(3,313)	(170,918)
AMERCO	(475)	(173,413)
American Airlines Group, Inc.	(3,850)	(209,132)
AT&T, Inc.	(7,200)	(269,640)
Axcelis Technologies, Inc.	(5,550)	(143,745)
Blackbaud, Inc.	(1,893)	(181,387)
Brinker International, Inc.	(6,224)	(226,180)
Callaway Golf Co.	(15,683)	(231,638)
CarMax, Inc.	(6,660)	(475,324)
CF Industries Holdings, Inc.	(5,058)	(214,662)
CH Robinson Worldwide, Inc.	(2,016)	(182,671)
Cheniere Energy, Inc.	(38,092)	(2,154,484)
Chico's FAS, Inc.	(11,854)	(112,732)
Cognex Corp.	(2,955)	(184,289)
Colony NorthStar, Inc., Class A	(12,565)	(112,834)
Continental Resources, Inc.	(15,579)	(865,102)
Cracker Barrel Old Country Store, Inc.	(1,142)	(201,540)
Deere & Co.	(1,103)	(183,784)
Dunkin' Brands Group, Inc.	(2,850)	(184,253)
Dycom Industries, Inc.	(4,687)	(547,020)
Echo Global Logistics, Inc.	(1,181)	(34,676)
Ennis, Inc.	(12,520)	(249,148)
Equinix, Inc.	(3,453)	(1,571,771)
Evercore, Inc., Class A	(2,356)	(236,896)
FactSet Research Systems, Inc.	(1,826)	(366,460)
Franklin Resources, Inc.	(7,218)	(306,115)
General Electric Co.	(116,896)	(1,890,208)
Gentherm, Inc.	(5,679)	(181,728)
Genworth Financial, Inc., Class A	(8,890)	(27,157)
Globalstar, Inc.	(93,518)	(98,194)
Henry Schein, Inc.	(4,715)	(356,831)
Hess Corp.	(1,023)	(51,672)
Hortonworks, Inc.	(2,486)	(49,596)
Insteel Industries, Inc.	(18,429)	(577,381)
Invitation Homes, Inc.	(42,685)	(959,986)
IPG Photonics Corp.	(731)	(184,165)
Kansas City Southern	(3,640)	(411,793)
KB Home	(19,440)	(612,749)
Lam Research Corp.	(960)	(183,859)
Legg Mason, Inc.	(9,420)	(401,480)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
United States—(continued)
Live Nation Entertainment, Inc.	(6,175)	$(278,246)
LivePerson, Inc.	(9,620)	(114,959)
Lumber Liquidators Holdings, Inc.	(3,513)	(98,153)
Martin Marietta Materials, Inc.	(5,064)	(1,155,453)
Mattel, Inc.	(4,114)	(65,166)
Mercury Systems, Inc.	(2,322)	(111,503)
Meritage Homes Corp.	(10,810)	(512,935)
MSG Networks, Inc., Class A	(15,215)	(365,160)
Nasdaq, Inc.	(5,575)	(451,073)
National Oilwell Varco, Inc.	(21,660)	(794,489)
NETGEAR, Inc.	(2,812)	(195,996)
Nordstrom, Inc.	(3,230)	(159,271)
NVIDIA Corp.	(1,417)	(348,299)
Owens Corning	(1,977)	(183,804)
Palo Alto Networks, Inc.	(11,710)	(1,848,658)
Parsley Energy, Inc., Class A	(4,962)	(117,103)
Prestige Brands Holdings, Inc.	(2,786)	(116,538)
Proofpoint, Inc.	(2,770)	(282,595)
Proto Labs, Inc.	(2,584)	(282,560)
Ralph Lauren Corp.	(1,210)	(138,315)
Republic Services, Inc.	(2,900)	(199,520)
SBA Communications Corp.	(10,880)	(1,898,560)
Simpson Manufacturing Co., Inc.	(3,189)	(187,322)
Sotheby's	(2,224)	(117,338)
Stitch Fix, Inc., Class A	(5,279)	(109,117)
Tableau Software, Inc., Class A	(2,420)	(185,880)
TD Ameritrade Holding Corp.	(7,158)	(399,345)
Tempur Sealy International, Inc.	(3,067)	(183,528)
Tenneco, Inc.	(1,838)	(106,744)
Teradyne, Inc.	(5,930)	(271,831)
TESARO, Inc.	(6,649)	(448,542)
Tesla, Inc.	(4,688)	(1,661,005)
The Boston Beer Co., Inc., Class A	(780)	(148,083)
The Charles Schwab Corp.	(6,900)	(368,046)
The Cheesecake Factory, Inc.	(4,863)	(239,211)
The Mosaic Co.	(3,460)	(94,458)
The TJX Cos., Inc.	(3,440)	(277,833)
Tiffany & Co.	(10,325)	(1,101,161)
Toll Brothers, Inc.	(4,600)	(214,268)
Tractor Supply Co.	(2,401)	(183,321)
Ulta Salon Cosmetics & Fragrance, Inc.	(1,647)	(365,799)
United Natural Foods, Inc.	(5,694)	(271,034)
United Parcel Service, Inc., Class B	(1,951)	(248,401)
Universal Electronics, Inc.	(884)	(40,752)
Upland Software, Inc.	(5,446)	(125,966)
Urban Outfitters, Inc.	(8,604)	(293,482)
VEREIT, Inc.	(7,219)	(51,977)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
United States—(concluded)
Vulcan Materials Co.	(15,063)	$(2,039,530)
Wal-Mart Stores, Inc.	(11,115)	(1,184,859)
Warrior Met Coal, Inc.	(3,306)	(92,469)
WD-40 Co.	(2,005)	(248,119)
Weyerhaeuser Co.	(16,400)	(615,656)
Whirlpool Corp.	(3,130)	(567,845)
Yelp, Inc.	(4,100)	(179,662)
Zayo Group Holdings, Inc.	(60,106)	(2,205,890)
Zoetis, Inc.	(3,577)	(274,938)
Total United States common stocks		(42,946,252)
Total common stocks (proceeds—$71,073,404)		(77,234,709)
Investment companies—(4.73)%
Consumer Discretionary Select Sector SPDR Fund	(13,421)	(1,446,918)
Consumer Staples Select Sector SPDR Fund	(24,182)	(1,398,203)
CurrencyShares Japanese Yen Trust	(8,586)	(754,538)
Health Care Select Sector SPDR Fund	(9,637)	(849,020)
Industrial Select Sector SPDR Fund	(20,035)	(1,597,390)
iShares Core S&P/TSX Capped Composite Index ETF	(143,354)	(2,957,987)
iShares iBoxx $ Investment Grade Corporate Bond ETF	(7,971)	(957,078)
iShares Russell 2000 ETF	(22,063)	(3,449,771)
iShares S&P/TSX 60 Index ETF	(186,116)	(3,599,756)
Powershares QQQ Trust, Series[1]	(3,409)	(577,485)
SPDR Bloomberg Barclays High Yield Bond ETF	(42,156)	(1,547,125)
SPDR S&P Oil & Gas Exploration & Production ETF	(14,282)	(527,149)
SPDR S&P500 ETF Trust	(30,428)	(8,577,653)
Technology Select Sector SPDR Fund	(61,725)	(4,225,076)
Total investment companies (proceeds—$27,296,648)		(32,465,149)
	Number of rights
Right—(0.00)%†
Italy—(0.00)%†
Unicredit Dir Opz Az Ord (proceeds: $0)	(53,931)	(268)
Total investments sold short (proceeds—$98,370,052)		(109,700,126)
Other assets in excess of liabilities—9.28%		63,686,890
Net assets—100.00%		$686,108,745

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 243.

Options written

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
GBP	695,520	92	FTSE 100 Index Futures, strike @ 7,560	BNP	02/28/18	$8,425	$(8,553)	$(128)
JPY	106,258,500	4,590	Nikkei 225 Index, strike @ 23,150	DB	02/28/18	17,070	(16,180)	890
USD	1,407,500	500	S&P 500 Index, strike @ 2,815	MSCI	03/16/18	21,741	(23,975)	(2,234)
USD	2,592,432	918	S&P 500 Index, strike @ 2,824	BOA	02/28/18	35,068	(35,068)	—
CHF	643,930	70	Swiss Market Index, strike @ 9,199	JPMCB	03/16/18	15,182	(13,638)	1,544
CHF	433,998	47	Swiss Market Index, strike @ 9,234	JPMCB	03/16/18	10,282	(8,044)	2,238
						$107,768	$(105,458)	$2,310
Notional amount		Number of contracts	Put options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	5,988,594	44,691	ESTX Banks Index, strike @ 134	JPMCB	03/16/18	$262,448	$(87,251)	$175,197
GBP	2,827,500	39	FTSE 100 Index Futures, strike @ 7,250	JPMCB	06/15/18	57,727	(93,029)	(35,302)
GBP	695,520	92	FTSE 100 Index Futures, strike @ 7,560	BNP	02/28/18	14,464	(15,034)	(570)
KRW	1,256,717,700	3,902,850	Kospi 200 Index, strike @ 322	JPMCB	03/08/18	28,542	(6,388)	22,154
KRW	1,424,280,060	4,423,230	Kospi 200 Index, strike @ 322	JPMCB	03/08/18	32,347	(7,240)	25,107
KRW	2,415,000,000	7,500,000	Kospi 200 Index, strike @ 322	JPMCB	03/08/18	54,935	(12,277)	42,658
KRW	3,282,120,240	10,192,920	Kospi 200 Index, strike @ 322	JPMCB	03/08/18	74,653	(16,685)	57,968
JPY	106,258,500	4,590	Nikkei 225 Index, strike @ 23,150	DB	02/28/18	16,818	(18,846)	(2,028)
USD	2,722,500	11	S&P 500 Index, strike @ 2,475	JPMCB	03/16/18	45,079	(24,387)	20,692
USD	7,650,000	30	S&P 500 Index, strike @ 2,550	JPMCB	05/18/18	46,433	(60,150)	(13,717)
USD	2,592,432	918	S&P 500 Index, strike @ 2,824	BOA	02/28/18	30,110	(30,110)	—
						$663,556	$(371,397)	$292,159
						$771,324	$(476,855)	$294,469

Swaptions written

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
GBP	128,000	128,000,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.898%, terminating 08/22/19	GS	Receive	08/22/19	$262,616	$(423,801)	$(161,185)
USD	84,300	84,300,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.566%, terminating 10/25/19	GS	Receive	10/25/19	3,026,145	(3,907,305)	(881,160)
							$3,288,761	$(4,331,106)	$(1,042,345)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
13	AUD	ASX SPI 200 Index Futures	March 2018	$1,579,465	$1,566,334	$(13,131)
5	BRL	Bovespa Index Futures*	February 2018	115,517	133,666	18,149
12	CAD	S&P TSX 60 Index Futures	March 2018	1,860,088	1,840,000	(20,088)
11	CHF	Swiss Market Index Futures*	March 2018	1,103,250	1,094,150	(9,100)
3	EUR	Amsterdam Index Futures	February 2018	417,650	416,379	(1,271)
13	EUR	CAC 40 Index Futures	February 2018	891,082	884,561	(6,521)
2	EUR	DAX Index Futures	March 2018	814,944	818,274	3,330
88	EUR	EURO STOXX 50 Index Futures	March 2018	3,898,482	3,933,229	34,747
6	EUR	IBEX 35 Index Futures	February 2018	783,820	777,684	(6,136)
14	GBP	FTSE 100 Index Futures	March 2018	1,482,259	1,484,282	2,023
5	HKD	Hang Sang China Enterprises Index Futures*	February 2018	431,610	434,571	2,961
9	HKD	Hang Sang China Enterprises Index Futures**	February 2018	785,940	782,229	(3,711)
1	HKD	Hang Seng Index Futures*	February 2018	209,725	209,929	204
7	HKD	Hang Seng Index Futures**	February 2018	1,473,253	1,469,502	(3,751)
24	JPY	NIKKEI 225 Index Futures	March 2018	4,971,282	5,076,120	104,838
53	JPY	TOPIX Index Futures	March 2018	8,676,535	8,930,430	253,895
6	KRW	Kospi 200 Index Futures*	March 2018	452,701	470,502	17,801
9	KRW	Kospi 200 Index Futures**	March 2018	678,462	705,752	27,290
1	SEK	OMX 30 Index Futures	February 2018	20,582	20,178	(404)
2	SEK	OMX 30 Index Futures*	February 2018	41,240	40,356	(884)
12	USD	Dow Jones E-Mini Index Futures	March 2018	1,460,945	1,568,160	107,215
161	USD	Mini MSCI Emerging Markets (EM) Index Futures	March 2018	9,758,605	10,125,290	366,685
211	USD	MSCI Emerging Markets Index Futures	March 2018	10,483,328	11,942,600	1,459,272
1	USD	MSCI Taiwan Index Futures	February 2018	41,364	41,400	36
8	USD	MSCI Taiwan Index Futures*	February 2018	333,706	331,200	(2,506)
4	USD	MSCI Taiwan Index Futures**	February 2018	166,948	165,600	(1,348)
15	USD	NASDAQ 100 E-Mini Index Futures	March 2018	1,913,191	2,088,750	175,559
12	USD	Russell 2000 Mini Index Futures	March 2018	916,301	945,600	29,299
17	USD	S&P 400 E-Mini Index Futures	March 2018	3,213,369	3,322,140	108,771
90	USD	S&P 500 E-Mini Index Futures	March 2018	11,926,162	12,716,100	789,938
7	USD	SGX 50 NIFTY Index Futures	February 2018	154,421	154,826	405
8	USD	SGX 50 NIFTY Index Futures**	February 2018	176,786	176,944	158
15	USD	SGX FTSE China A50 Index Futures	February 2018	221,552	218,100	(3,452)
13	ZAR	FTSE/JSE Africa Top 40 Tradeable Index Futures	March 2018	571,744	579,994	8,250
Interest rate futures buy contracts:
2	AUD	Australian Bond 10 Year Futures	March 2018	208,384	205,627	(2,757)
84	AUD	Australian Bond 3 Year Futures	March 2018	7,556,265	7,512,536	(43,729)
1	CHF	3 month Euroswiss Interest Rate Futures	March 2018	270,535	270,588	53
2	CHF	3 month Euroswiss Interest Rate Futures	June 2018	540,874	541,069	195
1	CHF	3 month Euroswiss Interest Rate Futures	September 2018	270,321	270,454	133
5	EUR	German Euro Bund Futures*	March 2018	1,011,268	985,915	(25,353)
1	EUR	German Euro Schatz Futures*	March 2018	139,168	138,818	(350)
18	EUR	Italian Government Bond Futures	March 2018	3,040,961	3,038,867	(2,094)
17	EUR	Italian Government Bond Futures*	March 2018	2,934,041	2,870,041	(64,000)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

Futures contracts—(continued)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts—(concluded)
9	EUR	Mid-Term Euro-OAT Futures*	March 2018	$1,746,416	$1,708,832	$(37,584)
2	GBP	90-Day Sterling Pound Futures	June 2018	352,623	352,442	(181)
90	GBP	United Kingdom Long Gilt Bond Futures	March 2018	15,879,411	15,607,837	(271,574)
11	GBP	United Kingdom Long Gilt Bond Futures*	March 2018	1,950,067	1,907,625	(42,442)
3	JPY	Japan Government Bond 10 Year Futures	March 2018	4,146,750	4,130,805	(15,945)
US Treasury futures buy contracts:
1	USD	Ultra Long US Treasury Bond Futures	March 2018	168,013	161,937	(6,076)
6	USD	Ultra Long US Treasury Bond Futures*	March 2018	998,409	971,625	(26,784)
1	USD	US Long Bond Futures*	March 2018	151,947	147,813	(4,134)
				$113,391,762	$116,287,663	$2,895,901
US Treasury futures sell contracts:
105	USD	US Long Bond Futures	March 2018	(16,073,811)	(15,520,313)	553,498
8	USD	US Treasury Note 10 Year Futures	March 2018	(993,873)	(972,625)	21,248
41	USD	US Treasury Note 10 Year Futures*	March 2018	(5,068,896)	(4,984,703)	84,193
34	USD	US Treasury Note 2 Year Futures	March 2018	(7,268,466)	(7,249,968)	18,498
172	USD	US Treasury Note 2 Year Futures*	March 2018	(36,876,347)	(36,676,313)	200,034
26	USD	US Treasury Note 5 Year Futures	March 2018	(3,034,547)	(2,982,484)	52,063
81	USD	US Treasury Note 5 Year Futures*	March 2018	(9,407,136)	(9,291,586)	115,550
47	USD	US Ultra Long Bond Futures	March 2018	(7,831,280)	(7,611,063)	220,217
Index futures sell contracts:
9	AUD	ASX SPI 200 Index Futures	March 2018	(1,092,499)	(1,084,385)	8,114
345	EUR	EURO STOXX 50 Index Futures	March 2018	(15,313,263)	(15,420,047)	(106,784)
81	EUR	Euro Stoxx 600 Index Futures	March 2018	(3,057,210)	(3,333,747)	(276,537)
79	GBP	FTSE 100 Index Futures	March 2018	(8,492,658)	(8,375,593)	117,065
2	HKD	Hang Seng Index Futures	February 2018	(421,213)	(419,858)	1,355
30	SEK	OMX 30 Index Futures	February 2018	(617,728)	(605,338)	12,390
137	USD	MSCI World Index Futures	March 2018	(8,028,952)	(8,572,090)	(543,138)
267	USD	Russell 2000 Mini Index Futures	March 2018	(20,308,694)	(21,039,600)	(730,906)
53	USD	S&P 500 E-Mini Index Futures	March 2018	(7,079,111)	(7,488,370)	(409,259)
Interest rate futures sell contracts:
81	AUD	Australian Bond 3 Year Futures	March 2018	(7,236,775)	(7,244,232)	(7,457)
8	CAD	Canada Government Bond 10 Year Futures*	March 2018	(871,527)	(860,032)	11,495
1	CAD	Canadian Bankers Acceptance Futures	March 2018	(199,701)	(199,593)	108
4	CAD	Canadian Bankers Acceptance Futures	June 2018	(797,699)	(796,789)	910
1	EUR	3 Month EURIBOR Futures	March 2018	(311,356)	(311,396)	(40)
5	EUR	3 Month EURIBOR Futures	June 2018	(1,556,738)	(1,556,826)	(88)
2	EUR	3 Month EURIBOR Futures	September 2018	(622,527)	(622,637)	(110)
2	EUR	3 Month EURIBOR Futures	March 2019	(621,718)	(621,799)	(81)
10	EUR	3 Month EURIBOR Futures	June 2019	(3,106,224)	(3,105,737)	487
20	EUR	3 Month EURIBOR Futures	September 2019	(6,206,686)	(6,203,403)	3,283
13	EUR	3 Month EURIBOR Futures	December 2019	(4,031,628)	(4,027,370)	4,258
119	EUR	German Euro BOBL Futures	March 2018	(19,498,372)	(19,273,259)	225,113
28	EUR	German Euro BOBL Futures*	March 2018	(4,561,420)	(4,534,884)	26,536
57	EUR	German Euro Bund Futures	March 2018	(11,438,143)	(11,239,427)	198,716

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts—(concluded)
1	EUR	German Euro Buxl 30 Year Futures	March 2018	$(208,263)	$(200,808)	$7,455
14	EUR	German Euro Schatz Futures	March 2018	(1,943,436)	(1,943,447)	(11)
1	GBP	90-Day Sterling Pound Futures	March 2018	(176,292)	(176,461)	(169)
8	GBP	90-Day Sterling Pound Futures	September 2018	(1,408,158)	(1,408,065)	93
12	GBP	90-Day Sterling Pound Futures	December 2018	(2,110,838)	(2,109,967)	871
14	GBP	90-Day Sterling Pound Futures	March 2019	(2,461,057)	(2,459,641)	1,416
14	GBP	90-Day Sterling Pound Futures	June 2019	(2,459,339)	(2,457,404)	1,935
16	GBP	90-Day Sterling Pound Futures	September 2019	(2,809,139)	(2,805,907)	3,232
15	GBP	90-Day Sterling Pound Futures	December 2019	(2,631,945)	(2,628,408)	3,537
1	USD	90-Day Eurodollar Futures	March 2018	(245,932)	(245,300)	632
65	USD	90-Day Eurodollar Futures	June 2018	(15,970,203)	(15,908,750)	61,453
61	USD	90-Day Eurodollar Futures	September 2018	(14,973,956)	(14,907,637)	66,319
58	USD	90-Day Eurodollar Futures	December 2018	(14,224,326)	(14,154,175)	70,151
52	USD	90-Day Eurodollar Futures	March 2019	(12,738,122)	(12,679,550)	58,572
46	USD	90-Day Eurodollar Futures	June 2019	(11,265,145)	(11,206,175)	58,970
43	USD	90-Day Eurodollar Futures	September 2019	(10,530,535)	(10,468,350)	62,185
40	USD	90-Day Eurodollar Futures	December 2019	(9,770,501)	(9,730,500)	40,001
				$(317,953,385)	$(317,716,012)	$237,373
						$3,133,274

*  Exposure to Futures Contracts is achieved through the use of a swap contract with Bank of America N.A.

**  Exposure to Futures Contracts is achieved through the use of a swap contract with Goldman Sachs.

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
ANZ	AUD	11,462,555	USD	9,036,024	03/09/18	$(199,229)
ANZ	CHF	8,475,963	USD	8,897,289	03/09/18	(233,758)
ANZ	EUR	10,563,106	USD	12,722,166	03/09/18	(422,094)
ANZ	GBP	2,782,483	USD	3,770,000	03/09/18	(185,937)
ANZ	JPY	269,990,218	USD	2,416,184	03/09/18	(61,722)
ANZ	NZD	20,363,997	USD	14,512,865	03/09/18	(488,198)
ANZ	NZD	5,142,414	USD	3,790,067	03/09/18	1,927
ANZ	USD	15,934,264	AUD	20,988,250	03/09/18	975,737
ANZ	USD	3,789,513	AUD	4,693,000	03/09/18	(8,415)
ANZ	USD	3,795,937	CAD	4,705,330	03/09/18	31,137
ANZ	USD	7,565,900	CHF	7,407,187	03/09/18	413,768
ANZ	USD	10,895,671	GBP	8,091,171	03/09/18	607,782
ANZ	USD	3,797,643	JPY	424,760,293	03/09/18	100,706
ANZ	USD	13,880,415	NZD	19,663,785	03/09/18	604,840
BB	AUD	5,180,443	USD	3,982,396	03/21/18	(191,332)
BB	AUD	1,176,422	USD	948,952	03/21/18	1,144

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	CAD	34,571,926	USD	27,018,235	03/21/18	$(1,104,740)
BB	EUR	613,735	SEK	6,000,000	02/13/18	(530)
BB	EUR	699,671	USD	838,304	03/21/18	(33,075)
BB	EUR	68,242	USD	85,188	03/21/18	198
BB	GBP	17,664,260	USD	24,070,775	03/21/18	(1,055,731)
BB	GBP	2,340,654	USD	3,357,387	03/21/18	27,927
BB	JPY	1,431,279,710	USD	12,819,582	03/22/18	(327,196)
BB	KRW	432,900,000	USD	407,946	04/23/18	1,921
BB	MYR	420,000	USD	106,691	05/02/18	(710)
BB	NOK	229,995,060	USD	27,934,582	03/21/18	(1,944,419)
BB	NZD	20,936,831	USD	15,064,216	03/21/18	(357,253)
BB	SEK	48,581,908	USD	5,808,077	03/21/18	(377,070)
BB	SGD	20,391,091	USD	15,127,932	03/21/18	(431,821)
BB	USD	17,551,638	AUD	22,720,354	03/21/18	753,473
BB	USD	828,105	AUD	1,023,256	03/21/18	(3,698)
BB	USD	18,981,555	CAD	23,879,458	03/21/18	443,495
BB	USD	12,440,837	EUR	10,432,637	03/21/18	552,100
BB	USD	48,874,919	GBP	36,014,353	03/21/18	2,353,657
BB	USD	14,599,884	JPY	1,629,697,104	03/22/18	369,422
BB	USD	118,014	JPY	13,000,000	04/24/18	1,644
BB	USD	4,503,246	NOK	37,041,193	03/21/18	308,832
BB	USD	19,568,344	NZD	27,520,493	03/21/18	702,463
BB	USD	34,134,431	SEK	283,873,385	03/21/18	2,006,562
BB	USD	1,091,455	SGD	1,456,820	03/21/18	20,195
BNP	AUD	1,080,000	USD	860,783	05/02/18	(9,351)
BNP	BRL	987,000	USD	298,207	02/08/18	(11,315)
BNP	EUR	1,300,000	USD	1,535,335	03/20/18	(83,586)
BNP	INR	1,500,000	USD	23,395	03/23/18	(43)
BNP	INR	194,500,000	USD	3,024,380	04/20/18	(3,517)
BNP	INR	13,500,000	USD	209,267	05/02/18	(528)
BNP	JPY	221,521,074	USD	1,997,620	02/22/18	(33,686)
BNP	JPY	124,040,450	USD	1,142,314	02/22/18	4,887
BNP	KRW	190,000,000	USD	177,456	03/09/18	(565)
BNP	KRW	65,000,000	USD	59,233	03/21/18	(1,684)
BNP	KRW	3,415,000,000	USD	3,171,442	04/16/18	(30,991)
BNP	KRW	942,137,500	USD	885,151	04/26/18	1,436
BNP	KRW	1,412,500,000	USD	1,333,617	05/04/18	8,445
BNP	KRW	1,412,500,000	USD	1,323,507	05/04/18	(1,664)
BNP	USD	297,200	BRL	987,000	02/08/18	12,323
BNP	USD	140,080	CZK	3,025,000	03/20/18	8,890
BNP	USD	311,583	GBP	230,000	03/09/18	15,414
BNP	USD	227,274	HUF	60,800,000	03/07/18	16,425
BNP	USD	388,827	HUF	102,900,000	03/20/18	23,964
BNP	USD	1,440,348	INR	94,000,000	02/09/18	36,333
BNP	USD	3,563,100	INR	235,581,483	02/22/18	131,002

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BNP	USD	223,729	INR	14,720,000	03/07/18	$6,703
BNP	USD	4,625,662	INR	301,200,000	03/12/18	86,743
BNP	USD	22,747	INR	1,500,000	03/23/18	692
BNP	USD	2,975,945	INR	194,500,000	04/20/18	51,952
BNP	USD	3,563,100	INR	228,444,593	04/23/18	(8,327)
BNP	USD	7,881,000	JPY	884,267,902	02/22/18	227,567
BNP	USD	1,330,978	KRW	1,412,500,000	02/05/18	(8,205)
BNP	USD	1,321,205	KRW	1,412,500,000	02/05/18	1,568
BNP	USD	447,307	KRW	500,000,000	03/09/18	21,168
BNP	USD	60,915	KRW	65,000,000	03/21/18	2
BNP	USD	3,198,694	KRW	3,415,000,000	04/16/18	3,739
BNP	USD	443,815	MXN	8,655,000	03/07/18	18,703
BNP	USD	160,881	PEN	526,500	03/07/18	2,599
BNP	USD	193,159	RON	771,500	03/07/18	12,922
BNP	USD	317,248	RON	1,260,000	03/20/18	19,282
BNP	USD	351,319	RUB	21,200,000	03/07/18	24,230
BNP	USD	361,266	THB	11,940,000	03/07/18	20,247
BNP	USD	259,289	TRY	1,067,000	03/20/18	20,822
BOA	CAD	1,230,000	USD	971,665	03/09/18	(28,754)
BOA	CAD	480,000	USD	385,177	05/02/18	(5,484)
BOA	CHF	2,662,500	USD	2,735,930	04/19/18	(141,946)
BOA	DKK	1,360,000	USD	225,436	05/02/18	(2,869)
BOA	EUR	650,084	SEK	6,334,000	02/16/18	(3,270)
BOA	EUR	2,421,741	SEK	23,700,000	05/03/18	1,471
BOA	EUR	1,675,000	USD	1,963,227	03/09/18	(121,068)
BOA	GBP	1,328,400	USD	1,779,553	03/05/18	(108,754)
BOA	GBP	2,195,000	USD	2,898,052	03/09/18	(222,643)
BOA	GBP	1,328,400	USD	1,791,098	03/12/18	(97,766)
BOA	GBP	1,055,000	USD	1,397,566	03/22/18	(103,181)
BOA	IDR	1,300,000,000	USD	96,906	05/02/18	435
BOA	SEK	23,700,000	EUR	2,421,371	02/05/18	(1,429)
BOA	SEK	2,400,000	USD	300,401	05/02/18	(6,047)
BOA	TWD	8,775,000	USD	294,335	03/12/18	(7,268)
BOA	USD	441,492	BRL	1,459,000	03/07/18	14,827
BOA	USD	83,019	CZK	1,818,000	03/07/18	6,436
BOA	USD	25,949	EUR	20,927	02/05/18	38
BOA	USD	861,703	IDR	11,770,000,000	03/20/18	14,516
BOA	USD	314,721	INR	20,680,000	03/20/18	8,533
BOA	USD	2,898,581	JPY	329,000,000	02/13/18	116,848
BOA	USD	344,872	MXN	6,690,000	03/20/18	11,866
BOA	USD	532,986	THB	17,370,000	03/20/18	22,220
BOA	USD	209,057	TRY	837,000	03/07/18	11,516
CITI	AUD	10,083,974	USD	7,650,000	02/22/18	(474,886)
CITI	AUD	9,378,000	USD	7,123,188	03/21/18	(432,387)
CITI	AUD	251,000	USD	202,811	03/21/18	588

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
CITI	BRL	1,867,000	USD	559,559	03/21/18	$(23,564)
CITI	CAD	8,798,000	USD	6,874,449	03/21/18	(282,396)
CITI	CHF	18,000	USD	18,386	03/21/18	(1,024)
CITI	CHF	494,912	USD	517,850	04/25/18	(17,348)
CITI	CLP	157,432,000	USD	243,880	03/21/18	(17,092)
CITI	COP	209,063,000	USD	68,738	03/21/18	(4,707)
CITI	EUR	2,442,298	SEK	23,700,000	02/05/18	(24,558)
CITI	EUR	3,317,585	USD	3,950,000	02/22/18	(174,138)
CITI	EUR	1,928,886	USD	2,400,000	02/22/18	2,174
CITI	EUR	6,570,000	USD	7,946,948	03/21/18	(235,413)
CITI	EUR	422,000	USD	526,294	03/21/18	729
CITI	GBP	2,846,000	USD	3,738,232	03/07/18	(307,668)
CITI	GBP	3,605,000	USD	4,860,721	03/21/18	(267,209)
CITI	HKD	2,174,000	USD	278,514	03/21/18	294
CITI	HUF	191,704,000	USD	727,951	03/21/18	(41,135)
CITI	HUF	14,609,000	USD	58,718	03/21/18	109
CITI	IDR	2,059,897,968	USD	150,444	03/21/18	(2,895)
CITI	ILS	729,000	USD	207,948	03/21/18	(5,695)
CITI	ILS	42,000	USD	12,388	03/21/18	79
CITI	INR	38,238,000	USD	593,319	03/21/18	(4,320)
CITI	INR	8,808,000	USD	138,009	03/21/18	344
CITI	JPY	85,347,682	USD	779,438	02/22/18	(3,184)
CITI	JPY	84,785,317	USD	779,438	02/22/18	1,973
CITI	JPY	1,137,322,582	USD	10,332,336	03/09/18	(105,741)
CITI	JPY	1,969,233,992	USD	17,614,636	03/22/18	(473,426)
CITI	JPY	84,000,000	USD	764,711	05/02/18	(8,852)
CITI	KRW	91,730,000	USD	84,553	03/21/18	(1,415)
CITI	KRW	10,363,000	USD	9,732	03/21/18	20
CITI	MXN	82,090,695	AUD	5,413,455	03/22/18	(14,500)
CITI	MXN	10,468,000	USD	530,554	03/21/18	(27,549)
CITI	MXN	2,700,000	USD	140,891	05/02/18	(2,051)
CITI	NOK	26,419,000	USD	3,205,602	03/21/18	(226,533)
CITI	NZD	5,250,942	USD	3,777,601	03/09/18	(90,486)
CITI	NZD	15,523,000	USD	10,634,647	03/21/18	(799,150)
CITI	PHP	14,391,000	USD	282,919	03/21/18	2,984
CITI	PHP	2,285,000	USD	44,302	03/21/18	(145)
CITI	PLN	26,000	USD	7,813	03/21/18	38
CITI	SEK	1,800,000	USD	216,830	03/09/18	(12,133)
CITI	SEK	23,342,000	USD	2,794,618	03/21/18	(177,142)
CITI	SGD	360,000	USD	272,447	03/21/18	(2,258)
CITI	SGD	199,000	USD	152,323	03/21/18	473
CITI	TRY	14,120,000	USD	3,477,905	03/21/18	(227,822)
CITI	TWD	166,130,010	USD	5,620,000	02/22/18	(84,854)
CITI	TWD	10,517,000	USD	357,974	03/21/18	(3,683)
CITI	TWD	4,080,000	USD	140,864	03/21/18	562

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
CITI	TWD	82,883,058	USD	2,810,000	03/22/18	$(40,314)
CITI	TWD	82,791,030	USD	2,810,000	04/23/18	(42,410)
CITI	USD	180,828	ARS	3,405,000	03/07/18	(10,253)
CITI	USD	94,933	ARS	1,780,000	03/20/18	(6,305)
CITI	USD	74,233	ARS	1,475,000	04/17/18	(1,803)
CITI	USD	11,220,578	AUD	14,616,000	03/21/18	555,097
CITI	USD	167,384	AUD	207,000	03/21/18	(611)
CITI	USD	2,484,815	BRL	8,200,000	03/09/18	79,326
CITI	USD	1,367,451	BRL	4,467,000	03/21/18	27,734
CITI	USD	79,391	BRL	252,000	03/21/18	(683)
CITI	USD	4,829,542	CAD	5,990,226	03/09/18	42,600
CITI	USD	8,652,091	CAD	10,886,000	03/21/18	203,266
CITI	USD	122,928	CAD	151,000	03/21/18	(95)
CITI	USD	3,777,601	CHF	3,678,212	03/09/18	184,890
CITI	USD	21,453	CHF	21,000	03/21/18	1,191
CITI	USD	694,340	CLP	442,652,008	03/21/18	39,437
CITI	USD	1,768	CLP	1,059,000	03/21/18	(13)
CITI	USD	356,744	COP	1,087,000,000	03/07/18	25,525
CITI	USD	449,043	COP	1,346,049,000	03/21/18	23,842
CITI	USD	20,985	COP	59,162,000	03/21/18	(201)
CITI	USD	225,281	COP	658,000,000	04/17/18	5,435
CITI	USD	503,771	EUR	423,115	02/22/18	22,209
CITI	USD	19,115,553	EUR	16,027,000	03/21/18	844,673
CITI	USD	8,704,138	GBP	6,438,000	03/21/18	453,590
CITI	USD	395,499	GBP	277,000	03/21/18	(1,480)
CITI	USD	165,454	HKD	1,290,000	03/21/18	(365)
CITI	USD	881,246	HUF	227,482,000	03/21/18	31,375
CITI	USD	647,166	IDR	8,850,000,000	03/07/18	12,301
CITI	USD	671,511	IDR	9,164,275,832	03/21/18	10,675
CITI	USD	11,503	IDR	153,559,000	03/21/18	(73)
CITI	USD	844,062	ILS	2,943,000	03/21/18	18,425
CITI	USD	20,017	ILS	68,000	03/21/18	(88)
CITI	USD	1,287,982	INR	84,001,028	03/21/18	24,907
CITI	USD	2,892	INR	185,000	03/21/18	(1)
CITI	USD	728,406	JPY	82,250,000	02/15/18	25,532
CITI	USD	9,509,554	JPY	1,055,842,000	03/22/18	188,703
CITI	USD	2,556,417	JPY	277,470,000	03/22/18	(7,764)
CITI	USD	2,980,205	KRW	3,242,456,080	03/21/18	58,589
CITI	USD	41,206	KRW	43,828,000	03/21/18	(132)
CITI	USD	1,950,785	MXN	37,116,000	03/21/18	28,060
CITI	USD	301,011	MXN	5,635,000	03/21/18	(580)
CITI	USD	323,030	MXN	6,340,000	04/17/18	13,466
CITI	USD	192,436	MYR	809,000	03/07/18	14,849
CITI	USD	260,975	MYR	1,076,000	03/20/18	14,590
CITI	USD	3,795,900	NOK	30,658,346	03/09/18	185,344

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
CITI	USD	3,495,202	NOK	27,765,000	03/21/18	$111,791
CITI	USD	458,591	NOK	3,523,000	03/21/18	(912)
CITI	USD	9,936,893	NZD	13,985,000	03/21/18	364,060
CITI	USD	635,535	NZD	862,000	03/21/18	(611)
CITI	USD	110,008	PEN	360,000	03/20/18	1,721
CITI	USD	112,968	PEN	365,000	04/17/18	191
CITI	USD	815,243	PHP	41,433,000	03/21/18	(9,287)
CITI	USD	99,856	PHP	5,142,000	03/21/18	167
CITI	USD	1,032,209	PLN	3,669,000	03/21/18	65,041
CITI	USD	2,926,571	SEK	23,654,000	03/21/18	84,909
CITI	USD	118,948	SEK	929,000	03/21/18	(673)
CITI	USD	1,735,762	SGD	2,339,000	03/21/18	49,051
CITI	USD	3,745,925	TRY	14,658,000	03/21/18	100,998
CITI	USD	257,563	TRY	980,000	03/21/18	(367)
CITI	USD	1,383,055	TWD	41,076,000	03/21/18	29,452
CITI	USD	406,524	ZAR	5,865,000	03/07/18	86,118
CITI	USD	2,890,752	ZAR	38,830,000	03/22/18	363,635
CITI	ZAR	18,089,000	USD	1,283,837	03/22/18	(232,222)
CITI	ZAR	498,000	USD	41,768	03/22/18	30
DB	CHF	715,000	USD	746,196	04/23/18	(26,884)
DB	CHF	2,017,588	USD	2,109,761	04/25/18	(72,059)
DB	CHF	220,000	USD	231,509	05/02/18	(6,530)
DB	EUR	631,427	SEK	6,167,000	02/09/18	(1,307)
DB	EUR	320,000	USD	383,333	03/09/18	(14,861)
DB	EUR	3,438,000	USD	4,137,978	03/21/18	(143,750)
DB	EUR	1,798,000	USD	2,170,490	04/17/18	(72,923)
DB	EUR	7,675,000	USD	9,463,720	05/02/18	(122,199)
DB	JPY	30,900,000	USD	279,178	02/13/18	(4,034)
DB	KRW	2,825,000,000	USD	2,502,059	02/05/18	(143,486)
DB	KRW	1,287,000,000	USD	1,152,297	03/06/18	(53,483)
DB	KRW	1,306,500,000	USD	1,167,873	03/13/18	(56,356)
DB	KRW	433,550,000	USD	408,120	04/23/18	1,485
DB	KRW	940,725,000	USD	883,584	04/26/18	1,193
DB	PLN	1,931,000	USD	554,199	03/21/18	(23,285)
DB	RUB	7,900,000	USD	138,148	05/04/18	(827)
DB	USD	475,737	BRL	1,500,000	03/09/18	(6,687)
DB	USD	959,153	BRL	3,170,000	03/20/18	31,035
DB	USD	224,852	COP	684,000,000	03/20/18	15,462
DB	USD	354,527	EUR	287,000	03/21/18	2,906
DB	USD	151,705	EUR	121,000	03/21/18	(1,010)
DB	USD	2,183,068	JPY	246,750,000	02/15/18	78,744
DB	USD	1,289,691	JPY	145,530,000	03/06/18	45,695
DB	USD	1,309,905	JPY	147,735,000	03/13/18	46,316
DB	USD	412,352	KRW	440,000,000	04/26/18	364
DB	USD	35,566	PLN	121,000	03/21/18	620

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
DB	USD	486,888	ZAR	7,010,000	03/20/18	$100,801
GSI	AUD	5,588,243	MXN	82,090,695	03/22/18	(126,321)
GSI	CAD	10,665,235	USD	8,444,035	03/09/18	(230,520)
GSI	CHF	16,415,558	USD	17,011,647	03/09/18	(672,624)
GSI	EUR	3,314,926	USD	3,950,000	02/22/18	(170,833)
GSI	EUR	9,191,234	USD	10,890,785	03/09/18	(546,377)
GSI	EUR	3,065,674	USD	3,843,613	03/09/18	28,825
GSI	GBP	8,344,666	USD	11,397,060	03/09/18	(466,795)
GSI	GBP	2,650,584	USD	3,780,820	03/09/18	12,407
GSI	JPY	449,408,000	USD	4,000,000	02/22/18	(120,984)
GSI	JPY	568,930,658	USD	5,183,980	03/09/18	(37,531)
GSI	NOK	244,347,304	USD	30,003,591	03/09/18	(1,726,963)
GSI	NZD	802,248	USD	589,407	03/09/18	(1,565)
GSI	SEK	94,490,749	USD	11,424,864	03/09/18	(594,518)
GSI	USD	3,795,936	CAD	4,719,859	03/09/18	42,955
GSI	USD	3,800,000	CHF	3,701,694	03/09/18	187,788
GSI	USD	504,175	EUR	423,115	02/22/18	21,805
GSI	USD	32,282,380	EUR	26,441,107	03/09/18	619,757
GSI	USD	129,476	GBP	93,622	03/09/18	3,629
GSI	USD	3,573,800	INR	232,368,476	03/22/18	57,578
GSI	USD	8,000,000	JPY	890,808,800	02/22/18	168,545
GSI	USD	3,806,979	JPY	420,436,310	03/09/18	51,685
GSI	USD	18,746,757	NOK	152,273,937	03/09/18	1,027,294
GSI	USD	1,388,080	NZD	1,934,660	03/09/18	37,080
GSI	USD	3,795,936	SEK	30,894,364	03/09/18	133,879
JPMCB	AUD	4,760,407	USD	3,783,805	03/09/18	(51,602)
JPMCB	AUD	804,911	USD	651,659	03/09/18	3,151
JPMCB	CAD	4,751,126	USD	3,795,936	03/09/18	(68,386)
JPMCB	CHF	38,976,116	USD	39,855,326	03/09/18	(2,133,147)
JPMCB	EUR	17,624,377	USD	21,166,192	03/09/18	(764,798)
JPMCB	GBP	1,033,200	USD	1,399,968	03/08/18	(68,901)
JPMCB	GBP	988,854	USD	1,407,938	03/09/18	2,056
JPMCB	HKD	10,500,000	USD	1,348,592	03/09/18	5,233
JPMCB	JPY	947,713,201	USD	8,702,531	03/09/18	4,645
JPMCB	KRW	1,306,500,000	USD	1,172,085	03/09/18	(52,041)
JPMCB	KRW	433,550,000	USD	408,678	04/23/18	2,043
JPMCB	KRW	942,137,500	USD	884,852	04/26/18	1,137
JPMCB	NOK	1,000,000	USD	127,420	05/02/18	(2,670)
JPMCB	NZD	5,819,112	USD	4,280,365	03/09/18	(6,263)
JPMCB	SEK	67,337,000	USD	8,020,129	03/09/18	(545,250)
JPMCB	SGD	450,000	USD	341,678	05/02/18	(2,041)
JPMCB	USD	16,506,701	CHF	15,820,859	03/09/18	536,910
JPMCB	USD	2,177,745	CHF	2,019,081	03/09/18	(2,615)
JPMCB	USD	1,169,904	EUR	937,040	03/09/18	(3,893)
JPMCB	USD	3,810,837	EUR	3,079,862	03/09/18	21,607

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
JPMCB	USD	14,209,020	GBP	10,478,456	03/09/18	$688,505
JPMCB	USD	1,285,000	INR	82,320,441	04/23/18	(4,031)
JPMCB	USD	29,719,025	JPY	3,314,336,321	03/09/18	699,167
JPMCB	USD	1,002,669	NOK	7,688,495	03/09/18	(4,253)
JPMCB	USD	334,669	RUB	20,250,000	03/20/18	23,464
JPMCB	USD	11,789,852	SEK	97,718,854	03/09/18	640,149
JPMCB	USD	4,243,000	SEK	33,190,761	03/09/18	(21,080)
JPMCB	ZAR	2,100,000	USD	170,790	05/02/18	(4,163)
MSCI	AUD	25,544,815	USD	19,620,173	03/21/18	(960,522)
MSCI	CAD	32,340,927	USD	25,431,647	03/21/18	(876,493)
MSCI	CAD	964,800	USD	786,224	03/21/18	1,395
MSCI	EUR	2,997,429	USD	3,614,291	03/21/18	(118,745)
MSCI	EUR	371,138	USD	463,830	03/21/18	1,610
MSCI	GBP	25,158,803	USD	34,049,265	03/21/18	(1,737,846)
MSCI	JPY	3,206,784,266	USD	28,720,156	03/22/18	(735,216)
MSCI	JPY	361,621,215	USD	3,330,631	03/22/18	9,021
MSCI	NOK	256,674,153	USD	31,645,552	03/21/18	(1,699,368)
MSCI	NZD	70,840,060	USD	49,040,692	03/21/18	(3,138,064)
MSCI	NZD	4,716,533	USD	3,494,807	03/21/18	20,744
MSCI	SEK	409,539,403	USD	49,477,013	03/21/18	(2,662,996)
MSCI	SEK	10,663,837	USD	1,364,140	03/21/18	6,487
MSCI	SGD	37,277,916	USD	27,751,503	03/21/18	(694,016)
MSCI	SGD	2,173,500	USD	1,664,950	03/21/18	6,425
MSCI	USD	20,774,445	AUD	26,719,638	03/21/18	752,770
MSCI	USD	4,004,461	AUD	4,947,266	03/21/18	(18,598)
MSCI	USD	26,189,532	CAD	33,007,010	03/21/18	660,443
MSCI	USD	29,778,897	EUR	25,067,148	03/21/18	1,440,044
MSCI	USD	20,944,895	GBP	15,272,929	03/21/18	780,065
MSCI	USD	31,990,826	JPY	3,561,147,590	03/22/18	719,490
MSCI	USD	17,951,430	NOK	148,382,755	03/21/18	1,325,195
MSCI	USD	1,111,525	NOK	8,545,229	03/21/18	(1,402)
MSCI	USD	44,197,016	NZD	61,682,503	03/21/18	1,236,548
MSCI	USD	2,497,861	NZD	3,389,282	03/21/18	(1,413)
MSCI	USD	16,067,765	SEK	130,699,554	03/21/18	572,088
MSCI	USD	870,520	SEK	6,832,842	03/21/18	(605)
MSCI	USD	21,373,788	SGD	28,517,359	03/21/18	386,845
MSCI	USD	899,385	SGD	1,176,596	03/21/18	(1,565)
RBS	CHF	770,000	USD	781,675	03/09/18	(47,836)
RBS	EUR	680,643	SEK	6,700,000	04/24/18	5,382
RBS	EUR	330,000	USD	399,267	03/09/18	(11,371)
RBS	USD	87,115	GBP	62,700	03/05/18	2,012
SG	EUR	7,507,247	USD	8,914,056	03/22/18	(436,225)
SG	GBP	8,100,070	USD	10,887,953	03/09/18	(628,153)
SG	USD	7,900,000	EUR	6,671,774	02/22/18	393,779
SG	USD	9,545,087	GBP	7,101,048	03/09/18	550,680
						$(6,469,957)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

Variance swap agreements

Counterparty	Notional amount (000)		Maturity date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	GBP	10	12/21/18	Pay	FTSE 100 Index	20.15%	$—	$83,065	$83,065
BNP	HKD	95	12/28/18	Receive	Hang Seng China Enterprises Index	25.15	—	(33,056)	(33,056)
BNP	HKD	39	12/28/18	Receive	Hang Seng China Enterprises Index	25.45	—	(14,621)	(14,621)
BNP	HKD	97	12/28/18	Receive	Hang Seng China Enterprises Index	29.30	—	(84,496)	(84,496)
BNP	JPY	999	12/14/18	Receive	Nikkei 225 Index	19.85	—	(9,571)	(9,571)
BNP	USD	9	12/21/18	Pay	S&P 500 Index	17.15	—	21,748	21,748
BNP	USD	12	12/21/18	Pay	S&P 500 Index	17.75	—	43,337	43,337
BNP	USD	5	12/21/18	Pay	S&P 500 Index	18.05	—	18,711	18,711
GS	EUR	77	12/21/18	Pay	DJ Euro Stoxx 50	18.80	—	(26,682)	(26,682)
GS	USD	110	12/21/18	Pay	S&P 500 Index	17.80	—	198,829	198,829
JPMCB	EUR	4	12/21/18	Pay	DJ Euro Stoxx 50	18.80	—	(1,504)	(1,504)
JPMCB	GBP	4	12/21/18	Pay	FTSE 100 Index	19.68	—	32,044	32,044
JPMCB	GBP	1	12/21/18	Pay	FTSE 100 Index	19.87	—	9,603	9,603
JPMCB	GBP	20	12/21/18	Pay	FTSE 100 Index	22.55	—	218,469	218,469
JPMCB	HKD	190	12/28/18	Receive	Hang Seng China Enterprises Index	31.55	—	(215,034)	(215,034)
JPMCB	HKD	38	12/28/18	Receive	Hang Seng China Enterprises Index	25.07	—	(13,266)	(13,266)
JPMCB	HKD	37	12/28/18	Receive	Hang Seng China Enterprises Index	25.32	—	(5,687)	(5,687)
JPMCB	HKD	40	12/28/18	Receive	Hang Seng China Enterprises Index	25.40	—	(15,042)	(15,042)
JPMCB	HKD	73	12/28/18	Receive	Hang Seng China Enterprises Index	25.48	—	(12,990)	(12,990)
JPMCB	HKD	60	12/28/18	Receive	Hang Seng China Enterprises Index	25.49	—	(23,160)	(23,160)
JPMCB	HKD	40	12/28/18	Receive	Hang Seng China Enterprises Index	25.87	—	(18,556)	(18,556)
JPMCB	HKD	44	12/28/18	Receive	Hang Seng China Enterprises Index	26.41	—	(23,607)	(23,607)
JPMCB	HKD	83	12/28/18	Receive	Hang Seng China Enterprises Index	27.09	—	(51,193)	(51,193)
JPMCB	HKD	100	12/28/18	Receive	Hang Seng China Enterprises Index	27.10	—	(61,560)	(61,560)
JPMCB	HKD	89	12/28/18	Receive	Hang Seng China Enterprises Index	27.89	—	(62,489)	(62,489)
JPMCB	HKD	89	12/28/18	Receive	Hang Seng China Enterprises Index	28.18	—	(65,395)	(65,395)
JPMCB	HKD	12	12/28/18	Receive	Hang Seng China Enterprises Index	29.26	—	(10,371)	(10,371)
JPMCB	HKD	40	12/28/18	Receive	Hang Seng China Enterprises Index	29.29	—	(34,659)	(34,659)
JPMCB	JPY	520	12/14/18	Receive	Nikkei 225 Index	19.80	—	(4,993)	(4,993)
JPMCB	JPY	1,030	12/14/18	Receive	Nikkei 225 Index	20.28	—	(13,942)	(13,942)
JPMCB	JPY	1,545	12/14/18	Receive	Nikkei 225 Index	20.51	—	(24,243)	(24,243)
JPMCB	JPY	517	12/14/18	Receive	Nikkei 225 Index	20.58	—	(7,265)	(7,265)
JPMCB	USD	5	12/21/18	Pay	S&P 500 Index	16.70	—	9,527	9,527
JPMCB	USD	5	12/21/18	Pay	S&P 500 Index	17.40	—	11,603	11,603
JPMCB	USD	9	12/21/18	Pay	S&P 500 Index	17.48	—	24,991	24,991
JPMCB	USD	5	12/21/18	Pay	S&P 500 Index	17.49	—	11,638	11,638
JPMCB	USD	14	12/21/18	Pay	S&P 500 Index	17.51	—	38,146	38,146
JPMCB	USD	9	12/21/18	Pay	S&P 500 Index	17.65	—	24,366	24,366
JPMCB	USD	5	12/21/18	Pay	S&P 500 Index	17.67	—	17,439	17,439
JPMCB	USD	5	12/21/18	Pay	S&P 500 Index	18.00	—	19,331	19,331
JPMCB	USD	8	12/21/18	Pay	S&P 500 Index	18.09	—	29,404	29,404
JPMCB	USD	5	12/21/18	Pay	S&P 500 Index	18.37	—	21,784	21,784
JPMCB	USD	6	12/21/18	Pay	S&P 500 Index	18.41	—	24,765	24,765
JPMCB	USD	11	12/21/18	Pay	S&P 500 Index	19.09	—	52,574	52,574
JPMCB	USD	13	12/21/18	Receive	S&P 500 Index	19.15	—	63,304	63,304

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

Variance swap agreements—(concluded)

Counterparty	Notional amount (000)		Maturity date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	USD	11	12/21/18	Pay	S&P 500 Index	19.24%	$—	$58,103	$58,103
JPMCB	USD	11	12/21/18	Pay	S&P 500 Index	19.43	—	59,856	59,856
SG	HKD	38	12/28/18	Receive	Hang Seng China Enterprises Index	25.00	—	(13,513)	(13,513)
SG	HKD	39	12/28/18	Receive	Hang Seng China Enterprises Index	26.05	—	(19,275)	(19,275)
SG	HKD	44	12/28/18	Receive	Hang Seng China Enterprises Index	27.60	—	(29,583)	(29,583)
SG	HKD	43	12/28/18	Receive	Hang Seng China Enterprises Index	27.85	—	(30,224)	(30,224)
SG	HKD	132	12/28/18	Receive	Hang Seng China Enterprises Index	27.90	—	(94,381)	(94,381)
SG	HKD	43	12/28/18	Receive	Hang Seng China Enterprises Index	27.95	—	(30,802)	(30,802)
SG	HKD	176	12/28/18	Receive	Hang Seng China Enterprises Index	28.05	—	(127,220)	(127,220)
SG	HKD	44	12/28/18	Receive	Hang Seng China Enterprises Index	28.15	—	(32,450)	(32,450)
SG	USD	6	12/21/18	Pay	S&P 500 Index	17.07	—	7,147	7,147
SG	USD	5	12/21/18	Pay	S&P 500 Index	18.10	—	19,497	19,497
SG	USD	5	12/21/18	Pay	S&P 500 Index	18.30	—	21,434	21,434
SG	USD	23	12/21/18	Pay	S&P 500 Index	19.10	—	113,053	113,053
SG	USD	11	12/21/18	Pay	S&P 500 Index	19.20	—	56,307	56,307
SG	USD	6	12/21/18	Pay	S&P 500 Index	19.25	—	28,954	28,954
SG	USD	17	12/21/18	Pay	S&P 500 Index	19.30	—	87,234	87,234
SG	USD	6	12/21/18	Pay	S&P 500 Index	19.35	—	29,263	29,263
							$—	$244,696	$244,696

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[5]	Payments received by the Portfolio[5]	Value	Unrealized appreciation (depreciation)
AUD	50,250	04/16/20	Quarterly	3 Month AUD Bank Bill Rate	2.150%	$24,906	$24,906
AUD	4,400	07/30/20	Semi-Annual	3 Month AUD Bank Bill Rate	2.253	1,595	1,595
AUD	5,278	05/13/21	Semi-Annual	6 Month AUD Bank Bill Rate	2.565	(7,434)	(7,434)
AUD	5,278	05/15/21	Semi-Annual	6 Month AUD Bank Bill Rate	2.500	(12,935)	(12,935)
AUD	7,917	05/17/21	Semi-Annual	6 Month AUD Bank Bill Rate	2.486	(21,184)	(21,184)
AUD	7,917	05/20/21	Semi-Annual	6 Month AUD Bank Bill Rate	2.357	(37,140)	(37,140)
AUD	11,510	05/23/21	Semi-Annual	6 Month AUD Bank Bill Rate	2.385	(49,693)	(49,693)
AUD	37,000	11/27/21	Semi-Annual	6 Month AUD Bank Bill Rate	2.430	(217,378)	(217,378)
CAD	5,364	10/18/19	Semi-Annual	6 Month Canadian Dollar	1.879	(12,100)	(12,054)
CAD	3,576	10/19/19	Semi-Annual	6 Month Canadian Dollar	1.840	(10,370)	(10,343)
CAD	1,788	10/26/19	Semi-Annual	6 Month Canadian Dollar	1.830	(5,516)	(5,516)
CAD	5,364	11/02/19	Semi-Annual	6 Month Canadian Dollar	1.775	(21,703)	(21,703)
CAD	3,576	11/03/19	Semi-Annual	6 Month Canadian Dollar	1.800	(12,806)	(12,806)
CAD	3,576	11/06/19	Semi-Annual	6 Month Canadian Dollar	1.795	(16,348)	(16,348)
CAD	5,364	11/07/19	Semi-Annual	6 Month Canadian Dollar	1.775	(26,130)	(26,130)
CAD	1,788	11/09/19	Semi-Annual	6 Month Canadian Dollar	1.780	(8,726)	(8,726)
CAD	1,788	11/10/19	Semi-Annual	6 Month Canadian Dollar	1.800	(8,077)	(8,077)
CAD	5,364	11/14/19	Semi-Annual	6 Month Canadian Dollar	1.810	(23,797)	(23,797)
CAD	1,788	11/28/19	Semi-Annual	6 Month Canadian Dollar	1.760	(9,671)	(9,659)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[5]	Payments received by the Portfolio[5]	Value	Unrealized appreciation (depreciation)
CAD	1,788	11/29/19	Semi-Annual	6 Month Canadian Dollar	1.763%	$(9,639)	$(9,627)
CAD	1,788	12/01/19	Semi-Annual	6 Month Canadian Dollar	1.835	(6,649)	(6,604)
CAD	1,788	12/04/19	Semi-Annual	6 Month Canadian Dollar	1.871	(5,800)	(5,800)
CAD	1,037	10/18/27	Semi-Annual	2.357%	6 Month Canadian Dollar	17,433	17,413
CAD	691	10/19/27	Semi-Annual	2.325	6 Month Canadian Dollar	13,268	13,255
CAD	346	10/26/27	Semi-Annual	2.356	6 Month Canadian Dollar	5,864	5,864
CAD	1,037	11/02/27	Semi-Annual	2.288	6 Month Canadian Dollar	22,870	22,870
CAD	691	11/03/27	Semi-Annual	2.301	6 Month Canadian Dollar	14,593	14,593
CAD	691	11/06/27	Semi-Annual	2.280	6 Month Canadian Dollar	17,008	17,008
CAD	1,037	11/07/27	Semi-Annual	2.257	6 Month Canadian Dollar	27,168	27,168
CAD	346	11/09/27	Semi-Annual	2.266	6 Month Canadian Dollar	8,850	8,850
CAD	346	11/10/27	Semi-Annual	2.297	6 Month Canadian Dollar	8,064	8,064
CAD	1,037	11/14/27	Semi-Annual	2.312	6 Month Canadian Dollar	23,171	23,171
CAD	346	11/28/27	Semi-Annual	2.195	6 Month Canadian Dollar	10,784	10,778
CAD	346	11/29/27	Semi-Annual	2.209	6 Month Canadian Dollar	10,447	10,441
CAD	346	12/01/27	Semi-Annual	2.268	6 Month Canadian Dollar	8,448	8,429
CAD	346	12/04/27	Semi-Annual	2.285	6 Month Canadian Dollar	8,065	8,065
GBP	5,411	06/29/47	Semi-Annual	1.643	6 Month LIBOR	65,543	65,543
GBP	5,400	07/05/47	Semi-Annual	1.720	6 Month LIBOR	868	868
GBP	5,100	10/06/47	Semi-Annual	1.765	6 Month LIBOR	(41,237)	(41,237)
GBP	2,130	01/04/48	Semi-Annual	1.484	6 Month LIBOR	68,908	68,908
GBP	3,500	01/14/48	Semi-Annual	1.519	6 Month LIBOR	93,966	93,966
JPY	6,600,000	10/20/25	Semi-Annual	6 month JPY LIBOR	0.289	(174,325)	(174,325)
JPY	950,000	01/04/26	Semi-Annual	6 Month JPY LIBOR	0.337	(11,151)	(11,151)
JPY	860,000	08/27/29	Semi-Annual	6 month JPY LIBOR	0.400	(71,982)	(71,982)
JPY	860,000	09/02/29	Semi-Annual	6 month JPY LIBOR	0.381	(87,808)	(87,808)
JPY	73,900	10/15/29	Semi-Annual	6 month JPY LIBOR	0.442	(4,172)	(4,172)
JPY	73,800	10/15/29	Semi-Annual	6 month JPY LIBOR	0.440	(4,326)	(4,326)
JPY	73,900	10/16/29	Semi-Annual	6 month JPY LIBOR	0.429	(5,085)	(5,085)
JPY	49,300	10/17/29	Semi-Annual	6 month JPY LIBOR	0.434	(3,180)	(3,180)
JPY	49,200	10/18/29	Semi-Annual	6 month JPY LIBOR	0.433	(3,230)	(3,230)
JPY	21,900	10/21/29	Semi-Annual	6 month JPY LIBOR	0.434	(1,436)	(1,436)
JPY	3,320,000	10/20/30	Semi-Annual	0.516	6 month JPY LIBOR	251,261	251,261
JPY	520,000	01/04/31	Semi-Annual	0.598	6 Month JPY LIBOR	12,258	12,258
JPY	440,500	08/27/39	Semi-Annual	0.805	6 Month JPY LIBOR	83,860	83,860
JPY	440,500	09/02/39	Semi-Annual	0.800	6 Month JPY LIBOR	88,407	88,407
JPY	37,600	10/15/39	Semi-Annual	0.872	6 Month JPY LIBOR	3,373	3,373
JPY	37,600	10/15/39	Semi-Annual	0.869	6 Month JPY LIBOR	3,578	3,578
JPY	37,600	10/16/39	Semi-Annual	0.855	6 Month JPY LIBOR	4,480	4,480
JPY	25,000	10/17/39	Semi-Annual	0.861	6 Month JPY LIBOR	2,728	2,728
JPY	25,100	10/18/39	Semi-Annual	0.863	6 Month JPY LIBOR	2,654	2,654
JPY	11,100	10/21/39	Semi-Annual	0.863	6 Month JPY LIBOR	1,190	1,190
SEK	33,480	10/20/19	Quarterly	0.213	3 Month SEK STIBOR	(185)	(185)
SEK	22,320	10/23/19	Quarterly	0.220	3 Month SEK STIBOR	257	6,297
SEK	11,160	10/30/19	Quarterly	0.220	3 Month SEK STIBOR	361	3,203

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[5]	Payments received by the Portfolio[5]	Value	Unrealized appreciation (depreciation)
SEK	33,480	11/06/19	Quarterly	0.247%	3 Month SEK STIBOR	$3,523	$3,504
SEK	22,320	11/07/19	Quarterly	0.245	3 Month SEK STIBOR	2,283	2,280
SEK	22,320	11/08/19	Quarterly	0.257	3 Month SEK STIBOR	2,980	2,971
SEK	33,480	11/09/19	Quarterly	0.249	3 Month SEK STIBOR	3,941	3,936
SEK	11,160	11/13/19	Quarterly	0.234	3 Month SEK STIBOR	176	168
SEK	11,160	11/14/19	Quarterly	0.222	3 Month SEK STIBOR	541	528
SEK	33,480	11/16/19	Quarterly	0.255	3 Month SEK STIBOR	4,711	4,728
SEK	11,160	11/30/19	Quarterly	0.245	3 Month SEK STIBOR	1,550	3,011
SEK	11,160	12/01/19	Quarterly	0.236	3 Month SEK STIBOR	1,318	1,318
SEK	11,160	12/04/19	Quarterly	0.212	3 Month SEK STIBOR	727	715
SEK	11,160	12/05/19	Quarterly	0.223	3 Month SEK STIBOR	1,090	1,050
SEK	6,324	10/20/27	Annual	3 Month SEK STIBOR	1.190%	(10,177)	(10,177)
SEK	4,216	10/23/27	Annual	3 Month SEK STIBOR	1.158	(8,578)	(8,578)
SEK	2,108	10/30/27	Annual	3 Month SEK STIBOR	1.212	(2,959)	(2,959)
SEK	6,324	11/06/27	Annual	3 Month SEK STIBOR	1.166	(12,900)	(12,900)
SEK	4,216	11/07/27	Annual	3 Month SEK STIBOR	1.156	(9,132)	(9,132)
SEK	4,216	11/08/27	Annual	3 Month SEK STIBOR	1.130	(10,526)	(10,526)
SEK	6,324	11/09/27	Annual	3 Month SEK STIBOR	1.133	(15,542)	(15,542)
SEK	2,108	11/13/27	Annual	3 Month SEK STIBOR	1.154	(4,718)	(4,718)
SEK	2,108	11/14/27	Annual	3 Month SEK STIBOR	1.175	(4,176)	(4,176)
SEK	6,324	11/16/27	Annual	3 Month SEK STIBOR	1.152	(14,392)	(14,392)
SEK	2,108	11/30/27	Annual	3 Month SEK STIBOR	1.090	(6,607)	(6,607)
SEK	2,108	12/01/27	Annual	3 Month SEK STIBOR	1.110	(6,107)	(6,107)
SEK	2,108	12/04/27	Annual	3 Month SEK STIBOR	1.110	(6,169)	(6,166)
SEK	2,108	12/05/27	Annual	3 Month SEK STIBOR	1.110	(6,179)	(6,179)
USD	76,300	02/21/20	Semi-Annual	3 Month USD LIBOR	1.953	(601,229)	(601,229)
USD	11,750	12/29/20	Semi-Annual	3 Month USD LIBOR	2.331	(70,914)	(70,914)
USD	3,994	04/23/21	Semi-Annual	3 Month USD LIBOR	2.000	(53,243)	(53,243)
USD	15,975	04/23/21	Semi-Annual	3 Month USD LIBOR	2.020	(206,912)	(206,912)
USD	15,975	04/24/21	Semi-Annual	3 Month USD LIBOR	2.020	(207,625)	(207,625)
USD	17,120	06/05/21	Semi-Annual	3 Month USD LIBOR	1.985	(238,584)	(238,584)
USD	6,420	06/06/21	Semi-Annual	3 Month USD LIBOR	1.929	(96,238)	(96,238)
USD	4,280	06/07/21	Semi-Annual	3 Month USD LIBOR	1.955	(61,947)	(61,947)
USD	30,000	02/15/24	Quarterly	2.480	3 Month USD LIBOR	384,579	384,579
USD	51,000	02/21/24	Quarterly	2.443	3 Month USD LIBOR	743,570	743,570
USD	1,632	04/23/24	Quarterly	2.208	3 Month USD LIBOR	42,389	42,389
USD	6,527	04/23/24	Quarterly	2.225	3 Month USD LIBOR	164,406	164,406
USD	6,527	04/24/24	Quarterly	2.228	3 Month USD LIBOR	163,533	163,533
USD	6,960	06/05/24	Quarterly	2.189	3 Month USD LIBOR	188,971	188,971
USD	2,610	06/06/24	Quarterly	2.133	3 Month USD LIBOR	77,575	77,575
USD	1,740	06/07/24	Quarterly	2.158	3 Month USD LIBOR	49,704	49,704
USD	7,000	12/27/24	Quarterly	2.466	3 Month USD LIBOR	107,762	107,762
						$265,488	$275,820

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

Centrally cleared credit default swap agreements on credit indices—sell protection6

Referenced obligations	Notional amount (000)		Maturity date	Payment Frequency	Payments received by the Portfolio[5]	Upfront payments received (made)	Value	Unrealized appreciation
CDX Investment Grade 29 Index	USD	9,610	12/20/22	Quarterly	1.000%	$(227,232)	$243,739	$16,507
CDX North America High Yield 29 Index	USD	6,139	12/20/22	Quarterly	5.000	(430,233)	549,158	118,925
CDX North America High Yield 29 Index	USD	7,750	12/20/22	Quarterly	5.000	(546,247)	694,765	148,518
iTraxx Europe Main Series 28 Index	EUR	3,095	12/20/22	Quarterly	1.000	(78,126)	109,348	31,222
						$(1,281,838)	$1,597,010	$315,172

Interest rate swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[5]	Payments received by the Portfolio[5]	Upfront payments received (made)	Value	Unrealized appreciation
BNP	KRW	6,336,684	03/20/21	Quarterly	2.425%	3 Month South Korean Won	$—	$6,279	$6,279
BNP	KRW	1,624,919	03/20/29	Quarterly	3 Month South Korean Won	2.563%	—	4,993	4,993
GS	BRL	48,250	01/04/21	Monthly	8.790	1 Month Brazilian Interbank Deposit Average	—	27,830	27,830
GS	KRW	4,933,732	03/20/21	Quarterly	2.415	3 Month South Korean Won	—	4,004	4,004
GS	KRW	10,243,360	03/20/21	Quarterly	2.388	3 Month South Korean Won	—	3,262	3,262
GS	KRW	4,933,732	03/20/21	Quarterly	2.415	3 Month South Korean Won	—	4,004	4,004
GS	KRW	1,041,385	03/20/29	Quarterly	3 Month South Korean Won	2.560	—	2,989	2,989
GS	KRW	2,179,840	03/20/29	Quarterly	3 Month South Korean Won	2.533	—	1,397	1,397
GS	KRW	1,041,385	03/20/29	Quarterly	3 Month South Korean Won	2.560	—	2,989	2,989
JPMCB	BRL	49,340	01/04/21	Monthly	8.820	1 Month Brazilian Average	—	34,876	34,876 Interbank Deposit
							$—	$92,623	$92,623

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[5]	Payments received by the Portfolio[5]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	USD	6,560	07/25/18	Monthly	1 Month USD LIBOR plus 58 bps	FTSE EPRA NAREIT Developed Total	$—	$(43,914)	$(43,914 Return Index )
BNP	JPY	171,492	06/26/18	Quarterly	3 Month JPY LIBOR minus 1 bps	TOPIX Banks Index	—	69,088	69,088
BNP	USD	2,351	12/12/18	Quarterly	Ibovespa Brasil Sao Paulo Stock Exchange Index	3 Month USD LIBOR plus 35 bps	—	(485,049)	(485,049)
CITI	EUR	792	06/14/18	Quarterly	Euro STOXX Banks Index	3 Month EURIBOR plus 10 bps	—	66,150	66,150
CITI	EUR	6,220	06/14/18	Quarterly	3 Month EURIBOR plus 10 bps	Euro STOXX Banks Index	—	329,890	329,890
CITI	EUR	6,220	06/14/18	Quarterly	Euro STOXX Banks Index	3 Month EURIBOR plus 10 bps	—	2,424	2,424
CITI	EUR	792	06/14/18	Quarterly	Euro STOXX Banks Index	3 Month EURIBOR plus 10 bps	—	221	221
JPMCB	USD	470	04/19/18	Monthly	Samsung Electronics Co Ltd., common stock	1 Month USD LIBOR plus 25 bps	—	(4,443)	(4,443)
JPMCB	USD	161	09/28/18	Monthly	Samsung Electronics Co Ltd., common stock	1 Month USD LIBOR plus 30 bps	—	4,505	4,505
JPMCB	USD	322	10/01/18	Monthly	Samsung Electronics Co Ltd., common stock	1 Month USD LIBOR plus 30 bps	—	9,484	9,484
JPMCB	USD	153	10/10/18	Monthly	Samsung Electronics Co Ltd., common stock	1 Month USD LIBOR plus 30 bps	—	(3,733)	(3,733)
							$—	$(55,377)	$(55,377)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio's investments:

Assets Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical expedient	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$—	$289,367,383	$—	$—	$289,367,383
Preferred stocks	—	1,144,585	—	—	1,144,585
Rights	—	1,487	151	—	1,638
Investment companies	65,283,348	8,794,787	—	—	74,078,135
US government obligations	—	—	33,020,733	—	33,020,733
Corporate notes	—	—	1,693,734	—	1,693,734
Non-US government obligations	—	—	10,975,757	—	10,975,757
Certificates of deposit	—	—	12,492,612	—	12,492,612
Time deposits	—	—	49,261,086	—	49,261,086
Short-term US government obligations	—	—	76,784,289	—	76,784,289

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2018 (unaudited)

Fair valuation summary—(concluded)

Assets Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical expedient	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Repurchase agreement	$—	$—	$170,691,000	$—	$170,691,000
Options purchased	—	3,547,417	842,672	—	4,390,089
Swaptions purchased	—	—	6,179,210	—	6,179,210
Foreign exchange options purchased	—	—	2,041,730	—	2,041,730
Futures contracts	—	5,823,160	—	—	5,823,160
Forward foreign currency contracts	—	—	29,885,794	—	29,885,794
Swap agreements	—	—	6,478,476	—	6,478,476
Total	$65,283,348	$308,678,819	$400,347,244	$—	$774,309,411
Liabilities
Investments sold short	$—	$(109,699,858)	$(268)	$—	$(109,700,126)
Options written	—	(201,541)	(275,314)	—	(476,855)
Swaptions written	—	—	(4,331,106)	—	(4,331,106)
Futures contracts	—	(2,689,886)	—	—	(2,689,886)
Forward foreign currency contracts	—	—	(36,335,751)	—	(36,335,751)
Swap agreements	—	—	(4,334,036)	—	(4,334,036)
Total	$—	$(112,591,285)	$(45,276,475)	$—	$(157,867,760)

At January 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.005%.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Rates shown is the discount rates at date of purchase.

5  Payments made/received are based on the notional amount.

6  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal

AMBAC  American Municipal Bond Assurance Corporation

AMT  Alternative Minimum Tax

ARM  Adjustable Rate Mortgage

BOBL  Bundesobligationen

CJSC  Closed Joint Stock Company

CLO  Collateralized Loan Obligation

CMT  Constant Maturity Treasury Index

COFI  Cost of Funds Index

CVR  Contingent Value Right

DAC  Designated Activity Company

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GSAMP  Goldman Sachs Asset Mortgage Passthrough

GTD  Guaranteed

IO  Interest Only

JSC  Joint Stock Company

LIBOR  London Interbank Offered Rate

MGIC  Mortgage Guaranty Insurance Corporation

MTA  Monthly Treasury Average Index

MTN  Medium Term Note

NVDR  Non-Voting Depository Receipt

OAT  Obligation Assimilables du Trésor (French Government Bonds)

PJSC  Private Joint Stock Company

PO  Principal Only

PSF  Permanent School Fund

RASC  Retirement Administration Service Center

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

SBA  Small Business Administration

SPDR  Standard and Poor's Depository Receipts

STIBOR  Stockholm Interbank Offered Rate

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/ or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Currency type abbreviations:

ARS  Argentine Peso

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNH  Chinese Yuan Renminbi

CNY  Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Sol

PHP  Philippine Peso

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

PACE Select Advisors Trust

Counterparty acronyms:

ANZ  Australia and New Zealand Banking Group

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GS  Goldman Sachs

GSB  Goldman Sachs Bank USA

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SCB  Standard Chartered Bank

SG  Societe Generale

SSC  State Street Bank and Trust Co.

TD  Toronto-Dominion Bank

See accompanying notes to financial statements.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2017 to January 31, 2018.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value August 1, 2017	Ending account value January 31, 2018	Expenses paid during period[1] 08/01/17 to 01/31/18	Expense ratio during the period
PACE Government Money Market Investments
Class P	Actual	$1,000.00	$1,002.80	$3.03	0.60%
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.18	3.06	0.60
PACE Mortgage-Backed Securities Fixed Income Investments
Class A	Actual	1,000.00	991.90	4.87	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.32	4.94	0.97
Class C	Actual	1,000.00	989.40	7.37	1.47
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.80	7.48	1.47
Class Y	Actual	1,000.00	992.40	3.62	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.58	3.67	0.72
Class P	Actual	1,000.00	992.40	3.62	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.58	3.67	0.72
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	992.70	4.67	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.52	4.74	0.93
Class C	Actual	1,000.00	990.20	7.17	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.00	7.27	1.43
Class Y	Actual	1,000.00	994.00	3.42	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.78	3.47	0.68
Class P	Actual	1,000.00	994.00	3.42	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.78	3.47	0.68
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	998.80	4.94	0.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.26	4.99	0.98
Class C	Actual	1,000.00	996.30	7.45	1.48
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.74	7.53	1.48
Class Y	Actual	1,000.00	1,000.10	3.68	0.73
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.53	3.72	0.73
Class P	Actual	1,000.00	999.40	3.68	0.73
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.53	3.72	0.73
PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	993.90	4.12	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.07	4.18	0.82
Class C	Actual	1,000.00	991.40	6.63	1.32
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.55	6.72	1.32
Class Y	Actual	1,000.00	995.20	2.87	0.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.33	2.91	0.57
Class P	Actual	1,000.00	995.20	2.87	0.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.33	2.91	0.57

PACE Select Advisors Trust

		Beginning account value August 1, 2017	Ending account value January 31, 2018	Expenses paid during period[1] 08/01/17 to 01/31/18	Expense ratio during the period
PACE Global Fixed Income Investments
Class A	Actual	$1,000.00	$1,018.50	$5.70	1.12%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.56	5.70	1.12
Class C	Actual	1,000.00	1,017.10	8.08	1.59
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.19	8.08	1.59
Class Y	Actual	1,000.00	1,019.50	4.94	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.32	4.94	0.97
Class P	Actual	1,000.00	1,020.60	4.79	0.94
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.47	4.79	0.94
PACE High Yield Investments
Class A	Actual	1,000.00	1,025.30	5.41	1.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.86	5.40	1.06
Class C	Actual	1,000.00	1,022.80	7.95	1.56
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.34	7.93	1.56
Class Y	Actual	1,000.00	1,026.40	4.24	0.83
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.02	4.23	0.83
Class P	Actual	1,000.00	1,027.20	4.70	0.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.57	4.69	0.92
PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	1,126.30	7.72	1.44
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.95	7.32	1.44
Class C	Actual	1,000.00	1,121.80	11.87	2.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.01	11.27	2.22
Class Y	Actual	1,000.00	1,127.40	6.38	1.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.21	6.06	1.19
Class P	Actual	1,000.00	1,127.40	6.43	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,169.60	6.34	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.36	5.90	1.16
Class C	Actual	1,000.00	1,164.80	10.75	1.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.27	10.01	1.97
Class Y	Actual	1,000.00	1,171.70	4.93	0.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.67	4.58	0.90
Class P	Actual	1,000.00	1,171.20	4.98	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.62	4.63	0.91
PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	1,103.00	6.52	1.23
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.00	6.26	1.23
Class C	Actual	1,000.00	1,098.80	10.53	1.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.17	10.11	1.99
Class Y	Actual	1,000.00	1,104.30	5.36	1.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.11	5.14	1.01
Class P	Actual	1,000.00	1,104.20	5.67	1.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.81	5.45	1.07

PACE Select Advisors Trust

		Beginning account value August 1, 2017	Ending account value January 31, 2018	Expenses paid during period[1] 08/01/17 to 01/31/18	Expense ratio during the period
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	$1,000.00	$1,133.30	$6.45	1.20%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class C	Actual	1,000.00	1,128.80	10.57	1.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.27	10.01	1.97
Class Y	Actual	1,000.00	1,134.20	4.95	0.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.57	4.69	0.92
Class P	Actual	1,000.00	1,134.00	5.70	1.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.86	5.40	1.06
PACE International Equity Investments
Class A	Actual	1,000.00	1,130.90	9.24	1.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.53	8.74	1.72
Class C	Actual	1,000.00	1,126.70	13.40	2.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.60	12.68	2.50
Class Y	Actual	1,000.00	1,133.10	7.85	1.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.43	1.46
Class P	Actual	1,000.00	1,132.80	7.79	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.37	1.45
PACE International Emerging Markets Equity Investments
Class A	Actual	1,000.00	1,156.20	9.24	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.64	8.64	1.70
Class C	Actual	1,000.00	1,151.60	13.29	2.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.85	12.43	2.45
Class Y	Actual	1,000.00	1,158.30	7.89	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.38	1.45
Class P	Actual	1,000.00	1,157.70	7.89	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.38	1.45
PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	1,032.30	7.43	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.37	1.45
Class C	Actual	1,000.00	1,028.40	11.25	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.12	11.17	2.20
Class P	Actual	1,000.00	1,032.60	6.15	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20

PACE Select Advisors Trust

		Beginning account value August 1, 2017	Ending account value January 31, 2018	Expenses paid during period[1] 08/01/17 to 01/31/18	Expense ratio during the period
PACE Alternative Strategies Investments
Class A	Actual	$1,000.00	$1,039.20	$11.31	2.20%
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.11	11.17	2.20
Class C	Actual	1,000.00	1,034.80	15.18	2.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.28	15.00	2.96
Class Y	Actual	1,000.00	1,039.40	10.28	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00
Class P	Actual	1,000.00	1,040.40	10.13	1.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.27	10.01	1.97

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PACE Select Advisors Trust

Statement of assets and liabilities
January 31, 2018 (unaudited)

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments, at value (cost—$176,972,373; $745,750,165; $410,340,259; $862,300,590; $353,565,453; $419,123,079 and $382,625,330, respectively)[1]	$176,972,373	$739,516,368	$406,994,947	$867,815,228
Repurchase agreements, at value (cost—$30,117,000; $401,000; $31,568,000; $29,667,000; $3,275,000; $49,998,000 and $8,232,000, respectively)	30,117,000	401,000	31,568,000	29,667,000
Total investments in securities, at value (cost—$207,089,373; $746,151,165; $441,908,259; $891,967,590; $356,840,453; $469,121,079 and $390,857,330, respectively)	$207,089,373	$739,917,368	$438,562,947	$897,482,228
Cash	891	66,201	479,050	—
Cash collateral on futures	—	—	461,160	4,841,746
Cash collateral on swap agreements	—	1,483,000	215,120	4,134,459
Foreign currency, at value (cost—$0; $0; $505,990; $1,720,996; $0; $964,641 and $3,187,861, respectively)	—	—	520,120	1,701,093
Receivable for investments sold	—	—	1,458,952	2,112,709
Receivable for investments sold short	—	11,018,291	53,089,575	—
Receivable for shares of beneficial interest sold	569,048	876,204	672,580	1,588,990
Receivable for interest	31,947	1,551,445	2,134,455	5,775,910
Receivable for when issued TBA securities	—	335,331,813	6,074,732	85,096,289
Swap agreements, at value	—	996	216,288	137,654
Due from broker	—	55,795	770,159	753,068
Unrealized appreciation on forward foreign currency contracts	—	—	102,435	1,312,834
Receivable for variation margin on futures contracts	—	—	—	337,066
Receivable for foreign tax reclaims	—	—	648	11,118
Receivable for variation margin on centrally cleared swap agreements	—	203,459	—	570,340
Other assets	12,555	34,161	32,432	42,351
Total assets	207,703,814	1,090,538,733	504,790,653	1,005,897,855
Liabilities:
Payable for investments purchased	4,000,000	121,342	10,212,955	1,671,985
Payable for shares of beneficial interest repurchased	1,513,992	437,258	405,676	1,115,829
Dividends payable to shareholders	65,826	54	—	—
Payable to affiliate	27,532	161,845	132,518	355,657
Payable to custodian	886	46,610	43,703	270,230
Payable for when issued TBA securities	—	659,723,141	51,901,151	174,238,535
Investments sold short, at value (proceeds—$0; $13,470,781; $52,095,847; $0; $0; $0 and $0, respectively)	—	13,365,527	51,422,938	—
Due to broker	—	585,000	473	4,943,087
Options and swaptions written, at value (premiums received $0; $123,379; $660,820; $492,333; $0; $0 and $0, respectively)	—	105,227	723,137	191,574
Swap agreements, at value[2]	—	7,904	—	—
Payable for dividend and interest expense on investments sold short	—	5,097	62,012	—
Payable for cash collateral from securities loaned	—	—	2,683,770	1,618,650
Payable for variation margin on futures contracts	—	—	848,415	220,936
Unrealized depreciation on forward foreign currency contracts	—	—	214,229	4,945,070
Payable for variation margin on centrally cleared swap agreements	—	—	7,429	298,172
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	2,696	3,656
Accrued expenses and other liabilities	369,925	396,673	337,211	431,554
Total liabilities	5,978,161	674,955,678	118,998,313	190,304,935

1  Includes $0; $0; $2,639,080; $1,585,866; $0; $2,611,499 and $30,294,581, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments were $8,081 and $445,520, respectively. Net upfront payment made by PACE Intermediate Fixed Income Investments was $202,686.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Assets:
Investments, at value (cost—$176,972,373; $745,750,165; $410,340,259; $862,300,590; $353,565,453; $419,123,079 and $382,625,330, respectively)[1]	$359,327,280	$432,725,255	$395,844,283
Repurchase agreements, at value (cost—$30,117,000; $401,000; $31,568,000; $29,667,000; $3,275,000; $49,998,000 and $8,232,000, respectively)	3,275,000	49,998,000	8,232,000
Total investments in securities, at value (cost—$207,089,373; $746,151,165; $441,908,259; $891,967,590; $356,840,453; $469,121,079 and $390,857,330, respectively)	$362,602,280	$482,723,255	$404,076,283
Cash	564	—	418,133
Cash collateral on futures	—	568,148	—
Cash collateral on swap agreements	—	—	—
Foreign currency, at value (cost—$0; $0; $505,990; $1,720,996; $0; $964,641 and $3,187,861, respectively)	—	999,532	3,196,885
Receivable for investments sold	—	4,377,082	1,590,270
Receivable for investments sold short	—	—	—
Receivable for shares of beneficial interest sold	1,074,810	771,062	526,528
Receivable for interest	4,127,205	3,407,743	5,766,839
Receivable for when issued TBA securities	—	—	—
Swap agreements, at value	—	—	—
Due from broker	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	4,299,072	22,239
Receivable for variation margin on futures contracts	—	450,987	—
Receivable for foreign tax reclaims	—	51,712	1,726
Receivable for variation margin on centrally cleared swap agreements	—	—	—
Other assets	33,003	45,104	17,357
Total assets	367,837,862	497,693,697	415,616,260
Liabilities:
Payable for investments purchased	6,879,671	54,061,657	6,551,161
Payable for shares of beneficial interest repurchased	353,970	466,000	821,697
Dividends payable to shareholders	—	—	—
Payable to affiliate	147,138	192,536	199,358
Payable to custodian	31,655	462,999	40,085
Payable for when issued TBA securities	—	—	—
Investments sold short, at value (proceeds—$0; $13,470,781; $52,095,847; $0; $0; $0 and $0, respectively)	—	—	—
Due to broker	—	216,666	—
Options and swaptions written, at value (premiums received $0; $123,379; $660,820; $492,333; $0; $0 and $0, respectively)	—	—	—
Swap agreements, at value[2]	—	—	—
Payable for dividend and interest expense on investments sold short	—	—	—
Payable for cash collateral from securities loaned	—	2,661,275	30,749,140
Payable for variation margin on futures contracts	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	4,795,121	3,104,266
Payable for variation margin on centrally cleared swap agreements	—	—	—
Payable for foreign withholding taxes and foreign capital gains taxes	—	21,536	—
Accrued expenses and other liabilities	125,198	387,817	365,248
Total liabilities	7,537,632	63,265,607	41,830,955

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2018 (unaudited)

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$201,727,351	$437,472,306	$389,125,499	$832,683,223
Accumulated undistributed (distributions in excess of) net investment income	—	(1,755,833)	888,482	8,057,036
Accumulated net realized gain (loss)	(1,698)	(15,759,690)	(690,568)	(31,762,027)
Net unrealized appreciation (depreciation)	—	(4,373,728)	(3,531,073)	6,614,688
Net assets	$201,725,653	$415,583,055	$385,792,340	$815,592,920
Class A
Net assets	$—	$32,326,563	$15,406,002	$14,563,285
Shares outstanding	—	2,571,735	1,270,299	1,069,118
Net asset value per share	$—	$12.57	$12.13	$13.62
Maximum offering price per share	$—	$13.06	$12.60	$14.15
Class C
Net assets	$—	$10,198,557	$1,202,837	$7,432,837
Shares outstanding	—	810,233	99,016	545,460
Net asset value and offering price per share	$—	$12.59	$12.15	$13.63
Class Y
Net assets	$—	$38,235,601	$327,464	$1,515,653
Shares outstanding	—	3,041,405	27,004	111,469
Net asset value, offering price and redemption value per share[3]	$—	$12.57	$12.13	$13.60
Class P
Net assets	$201,725,653	$334,822,334	$368,856,037	$792,081,145
Shares outstanding	201,726,163	26,623,668	30,411,134	58,179,619
Net asset value, offering price and redemption value per share[3]	$1.00	$12.58	$12.13	$13.61

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$353,855,830	$467,909,243	$372,486,075
Accumulated undistributed (distributions in excess of) net investment income	(4,568)	(38,988,078)	538,320
Accumulated net realized gain (loss)	687,141	(8,173,933)	(9,831,549)
Net unrealized appreciation (depreciation)	5,761,827	13,680,858	10,592,459
Net assets	$360,300,230	$434,428,090	$373,785,305
Class A
Net assets	$40,911,242	$35,163,845	$3,660,543
Shares outstanding	3,191,586	3,460,672	364,150
Net asset value per share	$12.82	$10.16	$10.05
Maximum offering price per share	$13.12	$10.56	$10.44
Class C
Net assets	$7,984,438	$2,488,744	$2,669,825
Shares outstanding	622,696	244,745	265,835
Net asset value and offering price per share	$12.82	$10.17	$10.04
Class Y
Net assets	$68,491	$2,448,018	$532,451
Shares outstanding	5,343	241,801	52,759
Net asset value, offering price and redemption value per share[3]	$12.82	$10.12	$10.09
Class P
Net assets	$311,336,059	$394,327,483	$366,922,486
Shares outstanding	24,278,986	38,818,398	36,414,271
Net asset value, offering price and redemption value per share[3]	$12.82	$10.16	$10.08

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2018 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments, at value (cost—$1,303,156,348; $980,764,903; $469,418,308; $443,015,110; $1,222,286,693; $404,556,425; $140,237,217 and $520,807,420, respectively)[1]	$1,616,346,801	$1,427,987,930	$556,767,585	$548,682,177
Repurchase agreements, at value (cost—$29,561,000; $44,829,000; $17,176,000; $13,895,000; $4,553,000; $6,594,000; $161,000 and $170,691,000, respectively)	29,561,000	44,829,000	17,176,000	13,895,000
Total investments in securities, at value (cost—$1,332,717,348; $1,025,593,903; $486,594,308; $456,910,110; $1,226,839,693; $411,150,425; $140,398,217 and $691,498,420, respectively)	$1,645,907,801	$1,472,816,930	$573,943,585	$562,577,177
Cash	—	—	—	—
Cash collateral on futures	—	—	—	—
Cash collateral on options	—	—	—	—
Cash collateral for forward foreign currency contracts	—	—	—	—
Cash collateral on swap agreements	—	—	—	—
Cash collateral on investments sold short	1,678,525	—	—	—
Foreign currency, at value (cost—$0; $0; $0; $0; $2,721,610; $1,241,651; $0 and $4,899,077, respectively)	—	—	—	—
Receivable for investments sold	4,511,680	4,274,030	1,291,880	745,589
Receivable for investments sold short	919,603	—	—	—
Receivable for shares of beneficial interest sold	1,118,869	1,066,713	557,222	465,877
Receivable for dividends and interest	1,006,543	85,930	191,342	17,660
Swap agreements, at value	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for foreign tax reclaims	9,032	9,271	—	—
Other assets	50,628	50,325	34,699	34,142
Total assets	1,655,202,681	1,478,303,199	576,018,728	563,840,445
Liabilities:
Investments sold short, at value (proceeds—$168,077,783; $0; $0; $0; $159,008,339; $0; $0 and $98,370,052, respectively)	193,350,615	—	—	—
Payable for cash collateral from securities loaned	13,393,888	13,466,251	19,610,657	27,920,387
Payable for investments purchased	9,892,341	231,387	2,402,767	778,428
Payable for shares of beneficial interest repurchased	1,497,787	1,593,091	558,629	500,458
Payable to affiliate	935,919	991,639	382,738	366,217
Payable to custodian	137,381	142,068	54,446	50,312
Payable for dividend and interest expense on investments sold short	49,496	—	—	—
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	6,309	—
Payable for bank loan	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $4,060,085, respectively)	—	—	—	—
Due to broker	—	—	—	—
Swap agreements, at value[2]	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—
Accrued expenses and other liabilities	590,802	438,493	418,777	425,591
Total liabilities	219,848,229	16,862,929	23,434,323	30,041,393

1  Includes $32,584,363; $75,418,241; $58,710,671; $96,354,408; $32,373,286; $26,041,530; $2,186,011 and $0, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Alternative Strategies Investments were $0.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments, at value (cost—$1,303,156,348; $980,764,903; $469,418,308; $443,015,110; $1,222,286,693; $404,556,425; $140,237,217 and $520,807,420, respectively)[1]	$1,458,237,173	$523,037,214	$142,018,831	$561,430,981
Repurchase agreements, at value (cost—$29,561,000; $44,829,000; $17,176,000; $13,895,000; $4,553,000; $6,594,000; $161,000 and $170,691,000, respectively)	4,553,000	6,594,000	161,000	170,691,000
Total investments in securities, at value (cost—$1,332,717,348; $1,025,593,903; $486,594,308; $456,910,110; $1,226,839,693; $411,150,425; $140,398,217 and $691,498,420, respectively)	$1,462,790,173	$529,631,214	$142,179,831	$732,121,981
Cash	440	3	141,949	5,073,746
Cash collateral on futures	—	—	—	6,125,409
Cash collateral on options	—	—	—	7,017,336
Cash collateral for forward foreign currency contracts	—	—	—	4,000,140
Cash collateral on swap agreements	—	—	—	4,656,484
Cash collateral on investments sold short	3,325,406	—	—	51,477,502
Foreign currency, at value (cost—$0; $0; $0; $0; $2,721,610; $1,241,651; $0 and $4,899,077, respectively)	2,722,438	1,241,882	—	4,951,733
Receivable for investments sold	3,591,038	4,191,737	2,413,450	19,545,938
Receivable for investments sold short	—	—	—	4,271,105
Receivable for shares of beneficial interest sold	1,727,994	610,718	197,196	919,083
Receivable for dividends and interest	992,557	540,549	157,243	553,685
Swap agreements, at value	—	—	—	2,029,911
Receivable for variation margin on futures contracts	—	—	—	3,378,982
Receivable for variation margin on centrally cleared swap agreements	—	—	—	240,825
Due from broker	—	—	—	770,265
Unrealized appreciation on forward foreign currency contracts	—	—	—	29,885,794
Receivable for foreign tax reclaims	2,620,211	9,832	42,524	106,385
Other assets	153,564	164,209	35,300	22,983
Total assets	1,477,923,821	536,390,144	145,167,493	877,149,287
Liabilities:
Investments sold short, at value (proceeds—$168,077,783; $0; $0; $0; $159,008,339; $0; $0 and $98,370,052, respectively)	173,346,046	—	—	109,700,126
Payable for cash collateral from securities loaned	15,114,101	4,805,261	1,445,895	—
Payable for investments purchased	3,133,574	3,012,547	1,482,833	30,572,162
Payable for shares of beneficial interest repurchased	1,260,367	684,691	115,297	944,118
Payable to affiliate	956,575	444,507	55,173	767,462
Payable to custodian	290,650	229,025	29,687	121,848
Payable for dividend and interest expense on investments sold short	249,099	—	—	48,299
Payable for foreign withholding taxes and foreign capital gains taxes	112,193	603,459	95,550	22,184
Payable for bank loan	—	854,511	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	36,355,751
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $4,060,085, respectively)	—	—	—	4,807,961
Due to broker	—	—	—	5,294,159
Swap agreements, at value[2]	—	—	—	1,747,969
Payable for variation margin on futures contracts	—	—	—	245,706
Accrued expenses and other liabilities	651,157	501,371	369,247	412,797
Total liabilities	195,113,762	11,135,372	3,593,682	191,040,542

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)
January 31, 2018 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,123,651,191	$919,762,349	$460,703,065	$409,070,171
Accumulated undistributed (distributions in excess of) net investment income	975,602	(720,634)	58,918	(3,296,445)
Accumulated net realized gain (loss)	22,810,039	95,175,528	4,473,137	22,358,259
Net unrealized appreciation	287,917,620	447,223,027	87,349,285	105,667,067
Net assets	$1,435,354,452	$1,461,440,270	$552,584,405	$533,799,052
Class A
Net assets	$122,499,857	$49,009,788	$18,397,514	$24,156,415
Shares outstanding	4,981,773	1,838,085	894,728	1,344,573
Net asset value per share	$24.59	$26.66	$20.56	$17.97
Maximum offering price per share	$26.02	$28.21	$21.76	$19.02
Class C
Net assets	$12,468,767	$2,976,713	$4,195,197	$2,748,959
Shares outstanding	504,789	138,818	248,963	200,281
Net asset value and offering price per share	$24.70	$21.44	$16.85	$13.73
Class Y
Net assets	$18,502,846	$16,149,744	$318,131	$108,830
Shares outstanding	751,158	581,420	14,833	5,592
Net asset value, offering price and redemption value per share[3]	$24.63	$27.78	$21.45	$19.46
Class P
Net assets	$1,281,882,982	$1,393,304,025	$529,673,563	$506,784,848
Shares outstanding	52,309,174	50,550,389	25,012,518	26,460,523
Net asset value, offering price and redemption value per share[3]	$24.51	$27.56	$21.18	$19.15

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,167,516,734	$449,636,257	$143,217,681	$689,395,802
Accumulated undistributed (distributions in excess of) net investment income	(8,167,682)	64,559	(2,260,951)	(6,806,104)
Accumulated net realized gain (loss)	(98,267,839)	(42,393,427)	(1,169,274)	(22,642,794)
Net unrealized appreciation	221,728,846	117,947,383	1,786,355	26,161,841
Net assets	$1,282,810,059	$525,254,772	$141,573,811	$686,108,745
Class A
Net assets	$34,152,397	$4,365,768	$386,237	$8,307,919
Shares outstanding	1,894,956	280,547	50,651	745,731
Net asset value per share	$18.02	$15.56	$7.63	$11.14
Maximum offering price per share	$19.07	$16.47	$8.07	$11.79
Class C
Net assets	$2,200,631	$1,462,655	$173,034	$7,912,147
Shares outstanding	124,300	101,704	23,615	759,243
Net asset value and offering price per share	$17.70	$14.38	$7.33	$10.42
Class Y
Net assets	$15,696,733	$8,972,193	$—	$586,946
Shares outstanding	875,036	572,313	—	52,903
Net asset value, offering price and redemption value per share[3]	$17.94	$15.68	$—	$11.09
Class P
Net assets	$1,230,760,298	$510,454,156	$141,014,540	$669,301,733
Shares outstanding	68,776,447	32,730,738	19,220,296	60,540,342
Net asset value, offering price and redemption value per share[3]	$17.90	$15.60	$7.34	$11.06
See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the six months ended January 31, 2018 (unaudited)

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Dividends	$—	$—	$—	$—
Interest (net of foreign withholding taxes of $0; $7,664; ($311); $105; $0; $26,966 and $60, respectively)	1,240,923	5,924,946	5,325,372	14,063,785
Securities lending income	—	—	5,528	5,881
	1,240,923	5,924,946	5,330,900	14,069,666
Expenses:
Investment management and administration fees	379,204	1,387,082	1,049,846	2,517,332
Service fees–Class A	—	44,312	20,764	18,085
Service and distribution fees–Class C	—	40,229	4,573	29,952
Transfer agency and related services fees	447,589	407,260	311,879	425,107
Reports and notices to shareholders	51,923	28,167	27,487	30,491
Professional fees	51,362	89,532	87,149	91,633
State registration fees	15,386	29,861	29,250	31,575
Trustees' fees	12,360	13,726	13,527	16,448
Custody and accounting fees	9,209	93,791	87,830	238,035
Insurance expense	1,854	5,246	4,498	9,080
Interest expense	—	3,578	625	73,925
Other expenses	15,697	15,478	16,629	29,803
	984,584	2,158,262	1,654,057	3,511,466
Fee waivers and/or expense reimbursements by investment manager and administrator	(334,524)	(481,261)	(286,004)	(424,564)
Net expenses	650,060	1,677,001	1,368,053	3,086,902
Net investment income	590,863	4,247,945	3,962,847	10,982,764
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $9,617 and $0, respectively)	6	(975,753)	(692,142)	103,512
Futures	—	—	(409,318)	(5,459,098)
Options and swaptions written	—	381,152	563,840	603,875
Investments sold short	—	39,820	457	(25,698)
Swap agreements	—	(306,756)	80,597	1,439,886
Forward foreign currency contracts	—	—	(480,371)	(451,428)
Foreign currency transactions	—	—	671,124	255,727
Net realized gain (loss)	6	(861,537)	(265,813)	(3,533,224)
Net change in unrealized appreciation/depreciation of:
Investments	—	(8,598,902)	(5,885,314)	(5,968,430)
Futures	—	—	(842,995)	(861,791)
Options and swaptions written	—	(20,329)	(228,184)	(399,966)
Investments sold short	—	175,400	899,736	4,077
Swap agreements	—	2,073,999	119,630	3,161,259
Forward foreign currency contracts	—	—	(150,280)	(3,260,429)
Other assets and liabilities denominated in foreign currency	—	—	8,920	(48,363)
Net change in unrealized appreciation/depreciation	—	(6,369,832)	(6,078,487)	(7,373,643)
Net realized and unrealized gain (loss) from investment activities	6	(7,231,369)	(6,344,300)	(10,906,867)
Net increase in net assets resulting from operations	$590,869	$(2,983,424)	$(2,381,453)	$75,897

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Investment income:
Dividends	$—	$—	$9,026
Interest (net of foreign withholding taxes of $0; $7,664; ($311); $105; $0; $26,966 and $60, respectively)	6,293,979	4,207,409	11,927,095
Securities lending income	—	5,455	96,717
	6,293,979	4,212,864	12,032,838
Expenses:
Investment management and administration fees	1,008,852	1,660,046	1,529,614
Service fees–Class A	56,709	46,976	5,231
Service and distribution fees–Class C	32,302	9,711	10,288
Transfer agency and related services fees	68,918	395,591	317,555
Reports and notices to shareholders	8,334	38,397	22,696
Professional fees	77,405	108,550	80,694
State registration fees	28,350	28,721	28,620
Trustees' fees	13,211	13,741	13,672
Custody and accounting fees	64,319	200,904	81,262
Insurance expense	4,186	5,394	4,593
Interest expense	—	—	—
Other expenses	13,847	17,846	17,564
	1,376,433	2,525,877	2,111,789
Fee waivers and/or expense reimbursements by investment manager and administrator	(209,166)	(409,567)	(342,002)
Net expenses	1,167,267	2,116,310	1,769,787
Net investment income	5,126,712	2,096,554	10,263,051
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $9,617 and $0, respectively)	689,004	4,467,251	4,430,464
Futures	—	853,716	—
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	1,185,057	(2,077,795)
Foreign currency transactions	—	202,928	(1,000,267)
Net realized gain (loss)	689,004	6,708,952	1,352,402
Net change in unrealized appreciation/depreciation of:
Investments	(7,482,418)	224,326	(1,572,712)
Futures	—	141,588	—
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	(608,824)	341,957
Other assets and liabilities denominated in foreign currency	—	18,444	(340,326)
Net change in unrealized appreciation/depreciation	(7,482,418)	(224,466)	(1,571,081)
Net realized and unrealized gain (loss) from investment activities	(6,793,414)	6,484,486	(218,679)
Net increase in net assets resulting from operations	$(1,666,702)	$8,581,040	$10,044,372

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)
For the six months ended January 31, 2018 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Dividends (net of foreign withholding taxes of $55,267; $56,477; $23,780; $9,030; $981,144; $395,019; $92,189 and $97,925, respectively)	$18,977,764	$6,760,702	$4,118,528	$1,066,207
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $279; $0 and $30,355, respectively)	5,140	5,788	5,426	1,467
Securities lending income	46,263	54,017	59,143	103,608
	19,029,167	6,820,507	4,183,097	1,171,282
Expenses:
Investment management and administration fees	5,102,680	5,339,780	2,139,039	2,015,475
Service fees–Class A	148,993	58,465	22,382	28,659
Service and distribution fees–Class C	61,406	14,525	21,286	13,803
Transfer agency and related services fees	494,072	472,338	450,169	449,956
Dividend expense, interest expense and other borrowing costs for investments sold short	2,240,225	—	—	—
Custody and accounting fees	268,138	267,834	104,468	98,293
Professional fees	80,743	81,086	91,888	76,187
Reports and notices to shareholders	40,446	35,844	38,175	32,118
State registration fees	31,560	31,236	28,406	28,265
Trustees' fees	20,061	19,877	14,277	13,997
Insurance expense	14,711	13,107	5,941	5,094
Interest expense	436	843	—	93
Other expenses	25,687	27,334	23,130	15,167
	8,529,158	6,362,269	2,939,161	2,777,107
Fee waivers and/or expense reimbursements by investment manager and administrator	(56,070)	(33,944)	(35,283)	(72,268)
Net expenses	8,473,088	6,328,325	2,903,878	2,704,839
Net investment income	10,556,079	492,182	1,279,219	(1,533,557)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $51,383; $0 and $841, respectively)	48,243,036	129,239,717	9,006,212	31,916,436
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	(12,210,222)	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	31	—	(836)	—
Net realized gain (loss)	36,032,845	129,239,717	9,005,376	31,916,436
Net change in unrealized appreciation/depreciation of:
Investments	124,734,318	88,650,117	42,657,097	33,466,265
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	(6,180,596)	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Other assets and liabilities denominated in foreign currency	—	—	(6)	—
Net change in unrealized appreciation/depreciation	118,553,722	88,650,117	42,657,091	33,466,265
Net realized and unrealized gain from investment activities	154,586,567	217,889,834	51,662,467	65,382,701
Net increase in net assets resulting from operations	$165,142,646	$218,382,016	$52,941,686	$63,849,144

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends (net of foreign withholding taxes of $55,267; $56,477; $23,780; $9,030; $981,144; $395,019; $92,189 and $97,925, respectively)	$11,589,061	$3,729,037	$3,122,588	$4,526,300
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $279; $0 and $30,355, respectively)	79,661	3,030	234	2,186,119
Securities lending income	282,597	37,357	3,616	—
	11,951,319	3,769,424	3,126,438	6,712,419
Expenses:
Investment management and administration fees	5,315,544	2,680,571	566,261	4,696,315
Service fees–Class A	40,455	5,259	537	10,654
Service and distribution fees–Class C	10,689	6,829	993	43,572
Transfer agency and related services fees	458,365	415,160	321,754	248,357
Dividend expense, interest expense and other borrowing costs for investments sold short	2,283,091	—	—	1,456,174
Custody and accounting fees	568,418	450,847	49,898	242,624
Professional fees	96,851	113,731	80,882	138,268
Reports and notices to shareholders	29,635	30,461	21,929	25,300
State registration fees	32,900	28,975	26,558	31,242
Trustees' fees	18,570	13,775	11,481	15,284
Insurance expense	10,171	4,298	1,471	7,520
Interest expense	349	998	38	21,067
Other expenses	38,539	37,104	21,165	48,699
	8,903,577	3,788,008	1,102,967	6,985,076
Fee waivers and/or expense reimbursements by investment manager and administrator	(118,693)	(241,049)	(251,988)	(276,724)
Net expenses	8,784,884	3,546,959	850,979	6,708,352
Net investment income	3,166,435	222,465	2,275,459	4,067
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $51,383; $0 and $841, respectively)	48,954,817	25,332,230	269,212	24,788,198
Futures	—	—	—	60,211
Options and swaptions written	—	—	—	1,063,241
Investments sold short	(9,632,843)	—	—	(4,862,477)
Swap agreements	—	—	—	144,545
Forward foreign currency contracts	(35,476)	(454)	—	(4,293,193)
Foreign currency transactions	128,177	(119,304)	(13,836)	61,803
Net realized gain (loss)	39,414,675	25,212,472	255,376	16,962,328
Net change in unrealized appreciation/depreciation of:
Investments	112,182,010	46,929,262	2,076,189	14,542,602
Futures	—	—	—	3,794,273
Options and swaptions written	—	—	—	(1,217,549)
Investments sold short	(3,365,994)	—	—	(5,666,730)
Swap agreements	—	—	—	2,163,574
Forward foreign currency contracts	—	—	—	(3,048,990)
Other assets and liabilities denominated in foreign currency	58,076	3,305	1,810	41,556
Net change in unrealized appreciation/depreciation	108,874,092	46,932,567	2,077,999	10,608,736
Net realized and unrealized gain from investment activities	148,288,767	72,145,039	2,333,375	27,571,064
Net increase in net assets resulting from operations	$151,455,202	$72,367,504	$4,608,834	$27,575,131

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	PACE Government Money Market Investments		PACE Mortgaged-Backed Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	For the six months ended January 31, 2018 (unaudited)	For the year ended July 31, 2017	For the six months ended January 31, 2018 (unaudited)	For the year ended July 31, 2017	For the six months ended January 31, 2018 (unaudited)	For the year ended July 31, 2017
From operations:
Net investment income	$590,863	$227,818	$4,247,945	$7,437,310	$3,962,847	$6,415,882
Net realized gain (loss)	6	(1,112)	(861,537)	(603,111)	(265,813)	71,869
Net change in unrealized appreciation/depreciation	—	—	(6,369,832)	(4,894,805)	(6,078,487)	(2,560,430)
Net increase (decrease) in net assets resulting from operations	590,869	226,706	(2,983,424)	1,939,394	(2,381,453)	3,927,321
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(484,129)	(999,111)	(160,913)	(248,850)
Net investment income–Class C	—	—	(119,878)	(241,527)	(8,744)	(12,274)
Net investment income–Class Y	—	—	(623,547)	(1,357,824)	(3,713)	(6,037)
Net investment income–Class P	(590,863)	(227,818)	(5,298,106)	(10,920,203)	(4,136,998)	(6,505,074)
Net realized gains–Class A	—	—	—	—	—	(53,263)
Net realized gains–Class C	—	—	—	—	—	(4,338)
Net realized gains–Class Y	—	—	—	—	—	(1,117)
Net realized gains–Class P	—	—	—	—	—	(1,190,266)
	(590,863)	(227,818)	(6,525,660)	(13,518,665)	(4,310,368)	(8,021,219)
From beneficial interest transactions:
Net proceeds from shares sold	95,576,075	279,769,071	39,026,705	90,902,809	37,029,970	60,949,841
Cost of shares repurchased	(93,953,608)	(263,332,595)	(65,500,048)	(156,678,233)	(41,000,840)	(103,374,812)
Proceeds from dividends reinvested	517,821	173,450	5,953,710	12,331,064	3,873,309	7,226,182
Net increase (decrease) in net assets from beneficial interest transactions	2,140,288	16,609,926	(20,519,633)	(53,444,360)	(97,561)	(35,198,789)
Net increase (decrease) in net assets	2,140,294	16,608,814	(30,028,717)	(65,023,631)	(6,789,382)	(39,292,687)
Net assets:
Beginning of period	199,585,359	182,976,545	445,611,772	510,635,403	392,581,722	431,874,409
End of period	$201,725,653	$199,585,359	$415,583,055	$445,611,772	$385,792,340	$392,581,722
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$(1,755,833)	$521,882	$888,482	$1,236,003

PACE Select Advisors Trust

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	For the six months ended January 31, 2018 (unaudited)	For the year ended July 31, 2017	For the six months ended January 31, 2018 (unaudited)	For the year ended July 31, 2017
From operations:
Net investment income	$10,982,764	$23,923,226	$5,126,712	$10,389,220
Net realized gain (loss)	(3,533,224)	(6,935,149)	689,004	804,680
Net change in unrealized appreciation/depreciation	(7,373,643)	(2,379,364)	(7,482,418)	(12,678,000)
Net increase (decrease) in net assets resulting from operations	75,897	14,608,713	(1,666,702)	(1,484,100)
Dividends and distributions to shareholders from:
Net investment income–Class A	(182,590)	(373,634)	(567,087)	(1,196,328)
Net investment income–Class C	(79,498)	(213,828)	(85,564)	(186,374)
Net investment income–Class Y	(21,825)	(57,890)	(1,214)	(2,088)
Net investment income–Class P	(11,202,186)	(25,022,010)	(4,479,931)	(8,998,907)
Net realized gains–Class A	—	(212,312)	(58,589)	(361,045)
Net realized gains–Class C	—	(152,383)	(10,998)	(70,658)
Net realized gains–Class Y	—	(30,485)	(118)	(500)
Net realized gains–Class P	—	(13,137,303)	(421,544)	(2,468,971)
	(11,486,099)	(39,199,845)	(5,625,045)	(13,284,871)
From beneficial interest transactions:
Net proceeds from shares sold	62,579,299	111,384,315	24,183,350	52,483,400
Cost of shares repurchased	(77,497,268)	(174,065,722)	(40,878,970)	(81,616,612)
Proceeds from dividends reinvested	10,531,017	36,180,494	4,735,053	11,312,647
Net increase (decrease) in net assets from beneficial interest transactions	(4,386,952)	(26,500,913)	(11,960,567)	(17,820,565)
Net increase (decrease) in net assets	(15,797,154)	(51,092,045)	(19,252,314)	(32,589,536)
Net assets:
Beginning of period	831,390,074	882,482,119	379,552,544	412,142,080
End of period	$815,592,920	$831,390,074	$360,300,230	$379,552,544
Accumulated undistributed (distributions in excess of) net investment income	$8,057,036	$8,560,371	$(4,568)	$2,516

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Global Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the six months ended January 31, 2018 (unaudited)	For the year ended July 31, 2017	For the six months ended January 31, 2018 (unaudited)	For the year ended July 31, 2017	For the six months ended January 31, 2018 (unaudited)	For the year ended July 31, 2017
From operations:
Net investment income	$2,096,554	$6,320,428	$10,263,051	$23,237,420	$10,556,079	$22,375,751
Net realized gain (loss)	6,708,952	(24,334,285)	1,352,402	8,621,540	36,032,845	102,752,134
Net change in unrealized appreciation/depreciation	(224,466)	(10,024,777)	(1,571,081)	11,962,946	118,553,722	73,532,988
Net increase (decrease) in net assets resulting from operations	8,581,040	(28,038,634)	10,044,372	43,821,906	165,142,646	198,660,873
Dividends and distributions to shareholders from:
Net investment income–Class A	(240,422)	(698,459)	(111,089)	(234,072)	(1,490,821)	(1,794,574)
Net investment income–Class C	(10,337)	(41,628)	(66,390)	(149,979)	(59,827)	(87,986)
Net investment income–Class Y	(18,888)	(54,336)	(14,705)	(36,967)	(265,210)	(323,059)
Net investment income–Class P	(2,979,577)	(8,442,767)	(10,311,829)	(22,930,243)	(18,285,278)	(21,042,472)
Net realized gains–Class A	—	—	—	—	(8,009,385)	(3,142,416)
Net realized gains–Class C	—	—	—	—	(828,456)	(329,787)
Net realized gains–Class Y	—	—	—	—	(1,190,186)	(489,234)
Net realized gains–Class P	—	—	—	—	(82,958,088)	(32,190,594)
Return of capital–Class A	—	(295,590)	—	—	—	—
Return of capital–Class C	—	(12,799)	—	—	—	—
Return of capital–Class Y	—	(22,046)	—	—	—	—
Return of capital–Class P	—	(3,682,347)	—	—	—	—
	(3,249,224)	(13,249,972)	(10,504,013)	(23,351,261)	(113,087,251)	(59,400,122)
From beneficial interest transactions:
Net proceeds from shares sold	24,570,771	58,371,399	20,124,403	56,193,257	46,040,663	100,350,237
Cost of shares repurchased	(45,073,782)	(148,124,325)	(39,546,436)	(134,944,631)	(113,002,428)	(253,996,261)
Proceeds from dividends reinvested	2,985,582	12,200,509	9,652,089	21,521,712	106,234,784	55,848,030
Net increase (decrease) in net assets from beneficial interest transactions	(17,517,429)	(77,552,417)	(9,769,944)	(57,229,662)	39,273,019	(97,797,994)
Net increase (decrease) in net assets	(12,185,613)	(118,841,023)	(10,229,585)	(36,759,017)	91,328,414	41,462,757
Net assets:
Beginning of period	446,613,703	565,454,726	384,014,890	420,773,907	1,344,026,038	1,302,563,281
End of period	$434,428,090	$446,613,703	$373,785,305	$384,014,890	$1,435,354,452	$1,344,026,038
Accumulated undistributed (distributions in excess of) net investment income	$(38,988,078)	$(37,835,408)	$538,320	$779,282	$975,602	$10,520,659

PACE Select Advisors Trust

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the six months ended January 31, 2018 (unaudited)	For the year ended July 31, 2017	For the six months ended January 31, 2018 (unaudited)	For the year ended July 31, 2017
From operations:
Net investment income	$492,182	$3,879,364	$1,279,219	$4,313,901
Net realized gain (loss)	129,239,717	107,429,870	9,005,376	67,191,426
Net change in unrealized appreciation/depreciation	88,650,117	85,272,003	42,657,091	5,245,663
Net increase (decrease) in net assets resulting from operations	218,382,016	196,581,237	52,941,686	76,750,990
Dividends and distributions to shareholders from:
Net investment income–Class A	—	(53,501)	(19,006)	(240,797)
Net investment income–Class C	—	—	—	(35,921)
Net investment income–Class Y	(16,900)	(48,062)	(704)	(5,472)
Net investment income–Class P	(1,303,992)	(4,211,251)	(1,236,385)	(7,324,442)
Net realized gains–Class A	(4,492,312)	(1,344,842)	(1,942,491)	(483,160)
Net realized gains–Class C	(337,739)	(118,699)	(554,559)	(133,716)
Net realized gains–Class Y	(1,382,122)	(402,707)	(31,901)	(10,874)
Net realized gains–Class P	(121,930,288)	(36,392,528)	(54,355,492)	(13,555,466)
Return of capital–Class A	—	—	—	—
Return of capital–Class C	—	—	—	—
Return of capital–Class Y	—	—	—	—
Return of capital–Class P	—	—	—	—
	(129,463,353)	(42,571,590)	(58,140,538)	(21,789,848)
From beneficial interest transactions:
Net proceeds from shares sold	41,285,445	100,602,806	22,095,544	46,350,974
Cost of shares repurchased	(124,355,600)	(236,697,202)	(44,830,739)	(108,673,345)
Proceeds from dividends reinvested	122,702,401	40,489,153	54,891,263	20,535,489
Net increase (decrease) in net assets from beneficial interest transactions	39,632,246	(95,605,243)	32,156,068	(41,786,882)
Net increase (decrease) in net assets	128,550,909	58,404,404	26,957,216	13,174,260
Net assets:
Beginning of period	1,332,889,361	1,274,484,957	525,627,189	512,452,929
End of period	$1,461,440,270	$1,332,889,361	$552,584,405	$525,627,189
Accumulated undistributed (distributions in excess of) net investment income	$(720,634)	$108,076	$58,918	$35,794

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	For the six months ended January 31, 2018 (unaudited)	For the year ended July 31, 2017	For the six months ended January 31, 2018 (unaudited)	For the year ended July 31, 2017	For the six months ended January 31, 2018 (unaudited)	For the year ended July 31, 2017
From operations:
Net investment income (loss)	$(1,533,557)	$(2,388,905)	$3,166,435	$21,191,293	$222,465	$5,570,515
Net realized gains	31,916,436	36,174,906	39,414,675	35,383,737	25,212,472	12,937,450
Net change in unrealized appreciation/depreciation	33,466,265	42,237,611	108,874,092	108,403,807	46,932,567	62,374,624
Net increase (decrease) in net assets resulting from operations	63,849,144	76,023,612	151,455,202	164,978,837	72,367,504	80,882,589
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(590,355)	(572,185)	(39,712)	(30,175)
Net investment income–Class C	—	—	(24,291)	(22,364)	(4,341)	(1,193)
Net investment income–Class Y	—	—	(316,169)	(318,588)	(96,566)	(75,310)
Net investment income–Class P	—	—	(24,378,517)	(20,728,400)	(5,530,760)	(4,085,462)
Net realized gains–Class A	(1,297,698)	—	—	—	—	—
Net realized gains–Class C	(198,913)	—	—	—	—	—
Net realized gains–Class Y	(5,347)	—	—	—	—	—
Net realized gains–Class P	(25,626,125)	—	—	—	—	—
	(27,128,083)	—	(25,309,332)	(21,641,537)	(5,671,379)	(4,192,140)
From beneficial interest transactions:
Net proceeds from shares sold	18,891,378	44,322,542	67,264,306	183,012,794	26,458,997	67,086,338
Cost of shares repurchased	(43,009,246)	(94,477,371)	(86,666,056)	(166,846,663)	(41,378,630)	(87,148,727)
Proceeds from dividends reinvested	25,873,217	700	23,629,324	20,182,585	5,347,076	3,965,359
Net increase (decrease) in net assets from beneficial interest transactions	1,755,349	(50,154,129)	4,227,574	36,348,716	(9,572,557)	(16,097,030)
Net increase (decrease) in net assets	38,476,410	25,869,483	130,373,444	179,686,016	57,123,568	60,593,419
Net assets:
Beginning of period	495,322,642	469,453,159	1,152,436,615	972,750,599	468,131,204	407,537,785
End of period	$533,799,052	$495,322,642	$1,282,810,059	$1,152,436,615	$525,254,772	$468,131,204
Accumulated undistributed (distributions in excess of) net investment income	$(3,296,445)	$(1,762,888)	$(8,167,682)	$13,975,215	$64,559	$5,513,473

PACE Select Advisors Trust

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	For the six months ended January 31, 2018 (unaudited)	For the year ended July 31, 2017	For the six months ended January 31, 2018 (unaudited)	For the year ended July 31, 2017
From operations:
Net investment income (loss)	$2,275,459	$3,628,686	$4,067	$(3,464,048)
Net realized gains	255,376	5,865,431	16,962,328	12,715,954
Net change in unrealized appreciation/depreciation	2,077,999	(9,851,290)	10,608,736	5,516,030
Net increase (decrease) in net assets resulting from operations	4,608,834	(357,173)	27,575,131	14,767,936
Dividends and distributions to shareholders from:
Net investment income–Class A	(13,326)	(17,802)	—	—
Net investment income–Class C	(4,397)	(10,900)	—	—
Net investment income–Class Y	(1,142)	(938)	—	—
Net investment income–Class P	(5,497,154)	(6,046,507)	—	—
Net realized gains–Class A	(1,862)	—	—	—
Net realized gains–Class C	(870)	—	—	—
Net realized gains–Class Y	(147)	—	—	—
Net realized gains–Class P	(706,670)	—	—	—
	(6,225,568)	(6,076,147)	—	—
From beneficial interest transactions:
Net proceeds from shares sold	8,700,898	17,169,512	49,940,496	110,510,485
Cost of shares repurchased	(12,318,414)	(27,668,849)	(60,464,880)	(193,020,289)
Proceeds from dividends reinvested	5,806,662	5,652,218	—	—
Net increase (decrease) in net assets from beneficial interest transactions	2,189,146	(4,847,119)	(10,524,384)	(82,509,804)
Net increase (decrease) in net assets	572,412	(11,280,439)	17,050,747	(67,741,868)
Net assets:
Beginning of period	141,001,399	152,281,838	669,057,998	736,799,866
End of period	$141,573,811	$141,001,399	$686,108,745	$669,057,998
Accumulated undistributed (distributions in excess of) net investment income	$(2,260,951)	$979,609	$(6,806,104)	$(6,810,171)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows
For the six months ended January 31, 2018 (unaudited)

PACE Large Co Value Equity Investments
Cash flows from operating activities
Net increase in net assets resulting from operations	$165,142,646
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term investments	(343,730,559)
Purchases to cover investments sold short	(110,652,999)
Proceeds from disposition of long-term investments	417,617,174
Sales of investments sold short	109,770,923
Net purchases from short-term investments	(9,912,545)
Net realized (gains) from investments in securities	(48,243,036)
Net realized losses from investments sold short	12,210,222
Net change in unrealized appreciation/depreciation of investments in securities	(124,734,318)
Net change in unrealized appreciation/depreciation of investments sold short	6,180,596
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on deposit at custodian for securities loaned	2,166,606
Receivable for interest	136,308
Receivable for foreign tax reclaims	(3,181)
Other assets	(17,546)
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	(1,829,061)
Payable to affiliate	68,440
Payable for dividends and interest on investments sold short	(23,060)
Payable to custodian	49,308
Accrued expenses and other liabilities	(86,992)
Net cash provided from operating activities	74,108,926
Cash flows from financing activities
Proceeds from shares sold	45,558,010
Cost of shares repurchased	(112,854,728)
Dividends paid to shareholders	(6,852,467)
Net cash used in financing activities	(74,149,185)
Net decrease in cash and foreign currency	(40,259)
Cash and foreign currency, beginning of period	39,198
Cash and foreign currency, end of period	$(1,061)
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(106,234,784)
Cash paid during the period for interest	$436

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows (concluded)
For the six months ended January 31, 2018 (unaudited)

PACE International Equity Investments
Cash flows from operating activites
Net increase in net assets resulting from operations	$151,455,202
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided from operating activities:
Purchases of long-term investments	(387,810,936)
Purchases to cover investments sold short	(100,526,697)
Proceeds from disposition of long-term investments	393,306,669
Sales of investments sold short	109,706,112
Net purchases from short-term investments	7,372,727
Net realized (gains) from investments in securities	(48,954,817)
Net realized losses from investments sold short	9,632,843
Net change in unrealized appreciation/depreciation of investments in securities	(112,182,010)
Net change in unrealized appreciation/depreciation of investments sold short	3,365,994
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on investments sold short	7,945,571
Receivable for interest and dividends	530,899
Receivable for foreign tax reclaims	48,725
Other assets	(51,868)
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	(8,810,298)
Payable for foreign withholding taxes and foreign capital gains taxes	9,309
Payable for bank loan	(1,528,972)
Payable to affiliate	127,843
Payable for dividends and interest on investments sold short	43,990
Payable to custodian	111,158
Accrued expenses and other liabilities	(42,613)
Net cash provided from operating activities	23,748,831
Cash flows from financing activities
Proceeds from shares sold	66,551,056
Cost of shares repurchased	(86,930,927)
Dividends paid to shareholders	(1,680,008)
Net cash used in financing activities	(22,059,879)
Net increase in cash and foreign currency	1,688,952
Cash and foreign currency, beginning of period	1,033,926
Cash and foreign currency, end of period	$2,722,878
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(23,629,324)
Cash paid during the period for interest	$349

See accompanying notes to financial statements.

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PACE Government Money Market Investments

Financial highlights

Selected financial data throughout each period is presented below:

Class P

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.003	0.001	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Net realized gains (losses)	0.000[1]	(0.000)[1]	0.000[1]	—	0.000[1]	—
Net increase from operations	0.003	0.001	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Dividends from net investment income	(0.003)	(0.001)	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	—	—	(0.000)[1]	—	(0.000)[1]	—
Total dividends and distributions	(0.003)	(0.001)	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.28%	0.11%	0.01%	0.01%	0.01%[3]	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.91%[4]	0.95%	0.96%	0.93%	0.91%	0.88%
Expenses after fee waivers and/or expense reimbursements	0.60%[4]	0.52%	0.26%	0.14%	0.14%	0.19%
Net investment income	0.55%[4]	0.12%	0.01%	0.01%	0.01%	0.01%
Supplemental data:
Net assets, end of period (000's)	$201,726	$199,585	$182,977	$168,503	$212,025	$309,842

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. The investment return for period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  In August 2013, UBS AM made a voluntary cash payment of $2,340 to the Portfolio in order to address a differential between the number of shares outstanding and the Portfolio's net assets. The differential was attributable to historical embedded capital losses that were experienced by the Portfolio over several years prior to credit crisis of 2008. Payment from investment advisor had no impact on the Portfolio's total investment return and represents less than $0.0005 per share.

4  Annualized.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.85	$13.15	$12.96	$12.82	$12.62	$13.46
Net investment income[1]	0.11	0.17	0.19	0.11	0.15	0.11
Net realized and unrealized gains (losses)	(0.21)	(0.13)	0.29	0.26	0.32	(0.39)
Net increase (decrease) from operations	(0.10)	0.04	0.48	0.37	0.47	(0.28)
Dividends from net investment income	(0.18)	(0.34)	(0.29)	(0.23)	(0.27)	(0.31)
Distributions from net realized gains	—	—	—	—	—	(0.25)
Total dividends and distributions	(0.18)	(0.34)	(0.29)	(0.23)	(0.27)	(0.56)
Net asset value, end of period	$12.57	$12.85	$13.15	$12.96	$12.82	$12.62
Total investment return[2]	(0.81)%	0.30%	3.76%	2.86%	3.74%	(2.29)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.10%[3,4]	1.08%	1.07%[3]	1.07%	1.07%	1.05%
Expenses after fee waivers and/or expense reimbursements	0.97%[3,4]	0.97%	0.97%[3]	0.97%	0.97%	0.99%
Net investment income	1.71%[4]	1.33%	1.47%	0.87%	1.17%	0.83%
Supplemental data:
Net assets, end of period (000's)	$32,327	$36,239	$41,260	$47,860	$59,834	$66,554
Portfolio turnover	468%	1,255%	1,383%	1,360%	1,117%	1,336%

Class Y

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.86	$13.16	$12.96	$12.82	$12.62	$13.47
Net investment income[1]	0.13	0.19	0.23	0.15	0.18	0.14
Net realized and unrealized gains (losses)	(0.23)	(0.12)	0.29	0.25	0.32	(0.40)
Net increase (decrease) from operations	(0.10)	0.07	0.52	0.40	0.50	(0.26)
Dividends from net investment income	(0.19)	(0.37)	(0.32)	(0.26)	(0.30)	(0.34)
Distributions from net realized gains	—	—	—	—	—	(0.25)
Total dividends and distributions	(0.19)	(0.37)	(0.32)	(0.26)	(0.30)	(0.59)
Net asset value, end of period	$12.57	$12.86	$13.16	$12.96	$12.82	$12.62
Total investment return[2]	(0.76)%	0.63%	4.03%	3.12%	4.00%	(2.05)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.02%[3,4]	0.99%	0.89%[3]	0.86%	0.87%	0.85%
Expenses after fee waivers and/or expense reimbursements	0.72%[3,4]	0.72%	0.72%[3]	0.72%	0.72%	0.74%
Net investment income	1.96%[4]	1.49%	1.73%	1.13%	1.42%	1.08%
Supplemental data:
Net assets, end of period (000's)	$38,236	$45,658	$51,823	$46,071	$47,959	$57,567
Portfolio turnover	468%	1,255%	1,383%	1,360%	1,117%	1,336%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.87	$13.17	$12.97	$12.84	$12.63	$13.48
Net investment income[1]	0.08	0.11	0.13	0.05	0.09	0.04
Net realized and unrealized gains (losses)	(0.21)	(0.14)	0.30	0.24	0.32	(0.40)
Net increase (decrease) from operations	(0.13)	(0.03)	0.43	0.29	0.41	(0.36)
Dividends from net investment income	(0.15)	(0.27)	(0.23)	(0.16)	(0.20)	(0.24)
Distributions from net realized gains	—	—	—	—	—	(0.25)
Total dividends and distributions	(0.15)	(0.27)	(0.23)	(0.16)	(0.20)	(0.49)
Net asset value, end of period	$12.59	$12.87	$13.17	$12.97	$12.84	$12.63
Total investment return[2]	(1.06)%	(0.21)%	3.32%	2.27%	3.29%	(2.78)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.60%[3,4]	1.58%	1.60%[3]	1.59%	1.59%	1.56%
Expenses after fee waivers and/or expense reimbursements	1.47%[3,4]	1.47%	1.47%[3]	1.47%	1.47%	1.49%
Net investment income	1.21%[4]	0.83%	0.97%	0.37%	0.67%	0.33%
Supplemental data:
Net assets, end of period (000's)	$10,199	$10,926	$12,299	$12,887	$13,958	$16,907
Portfolio turnover	468%	1,255%	1,383%	1,360%	1,117%	1,336%

Class P

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.86	$13.16	$12.96	$12.83	$12.63	$13.47
Net investment income[1]	0.13	0.21	0.22	0.15	0.18	0.14
Net realized and unrealized gains (losses)	(0.22)	(0.14)	0.30	0.24	0.32	(0.39)
Net increase (decrease) from operations	(0.09)	0.07	0.52	0.39	0.50	(0.25)
Dividends from net investment income	(0.19)	(0.37)	(0.32)	(0.26)	(0.30)	(0.34)
Distributions from net realized gains	—	—	—	—	—	(0.25)
Total dividends and distributions	(0.19)	(0.37)	(0.32)	(0.26)	(0.30)	(0.59)
Net asset value, end of period	$12.58	$12.86	$13.16	$12.96	$12.83	$12.63
Total investment return[2]	(0.76)%	0.55%	4.10%	3.04%	4.00%	(1.97)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.94%[3,4]	0.92%	0.91%[3]	0.91%	0.90%	0.86%
Expenses after fee waivers and/or expense reimbursements	0.72%[3,4]	0.72%	0.72%[3]	0.72%	0.72%	0.74%
Net investment income	1.96%[4]	1.60%	1.72%	1.13%	1.41%	1.08%
Supplemental data:
Net assets, end of period (000's)	$334,822	$352,789	$405,253	$422,604	$435,063	$447,362
Portfolio turnover	468%	1,255%	1,383%	1,360%	1,117%	1,336%

3  Includes interest expense representing less than 0.005%.

4  Annualized.

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.34	$12.45	$12.36	$12.33	$12.20	$12.42
Net investment income[1]	0.11	0.16	0.16	0.16	0.14	0.12
Net realized and unrealized gains (losses)	(0.20)	(0.06)	0.18	0.04	0.14	(0.22)
Net increase (decrease) from operations	(0.09)	0.10	0.34	0.20	0.28	(0.10)
Dividends from net investment income	(0.12)	(0.17)	(0.17)	(0.16)	(0.15)	(0.12)
Distributions from net realized gains	—	(0.04)	(0.08)	(0.01)	—	—
Total dividends and distributions	(0.12)	(0.21)	(0.25)	(0.17)	(0.15)	(0.12)
Net asset value, end of period	$12.13	$12.34	$12.45	$12.36	$12.33	$12.20
Total investment return[2]	(0.73)%	0.84%	2.85%	1.64%	2.30%	(0.93)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.02%[3,4]	1.01%[3]	1.03%[3]	1.03%[3]	1.03%	0.99%[3]
Expenses after fee waivers and/or expense reimbursements	0.93%[3,4]	0.93%[3]	0.93%[3]	0.93%[3]	0.93%	0.93%[3]
Net investment income	1.77%[4]	1.32%	1.31%	1.26%	1.18%	0.98%
Supplemental data:
Net assets, end of period (000's)	$15,406	$16,884	$18,681	$19,932	$28,080	$31,355
Portfolio turnover	280%	437%	284%	476%	827%	818%

Class Y

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.34	$12.45	$12.36	$12.33	$12.20	$12.43
Net investment income[1]	0.13	0.19	0.19	0.19	0.18	0.15
Net realized and unrealized gains (losses)	(0.20)	(0.05)	0.18	0.04	0.13	(0.23)
Net increase (decrease) from operations	(0.07)	0.14	0.37	0.23	0.31	(0.08)
Dividends from net investment income	(0.14)	(0.21)	(0.20)	(0.19)	(0.18)	(0.15)
Distributions from net realized gains	—	(0.04)	(0.08)	(0.01)	—	—
Total dividends and distributions	(0.14)	(0.25)	(0.28)	(0.20)	(0.18)	(0.15)
Net asset value, end of period	$12.13	$12.34	$12.45	$12.36	$12.33	$12.20
Total investment return[2]	(0.60)%	1.09%	3.11%	1.90%	2.56%	(0.68)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.96%[3,4]	0.93%[3]	0.94%[3]	0.86%[3]	1.05%	0.89%[3]
Expenses after fee waivers and/or expense reimbursements	0.68%[3,4]	0.68%[3]	0.68%[3]	0.68%[3]	0.68%	0.68%[3]
Net investment income	2.02%[4]	1.57%	1.56%	1.51%	1.43%	1.24%
Supplemental data:
Net assets, end of period (000's)	$327	$337	$401	$444	$543	$674
Portfolio turnover	280%	437%	284%	476%	827%	818%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Intermediate Fixed Income Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.36	$12.47	$12.37	$12.35	$12.22	$12.44
Net investment income[1]	0.08	0.10	0.10	0.09	0.08	0.06
Net realized and unrealized gains (losses)	(0.20)	(0.06)	0.19	0.04	0.14	(0.23)
Net increase (decrease) from operations	(0.12)	0.04	0.29	0.13	0.22	(0.17)
Dividends from net investment income	(0.09)	(0.11)	(0.11)	(0.10)	(0.09)	(0.05)
Distributions from net realized gains	—	(0.04)	(0.08)	(0.01)	—	—
Total dividends and distributions	(0.09)	(0.15)	(0.19)	(0.11)	(0.09)	(0.05)
Net asset value, end of period	$12.15	$12.36	$12.47	$12.37	$12.35	$12.22
Total investment return[2]	(0.98)%	0.32%	2.41%	1.05%	1.78%	(1.34)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.53%[3,4]	1.52%[3]	1.53%[3]	1.53%[3]	1.52%	1.49%[3]
Expenses after fee waivers and/or expense reimbursements	1.43%[3,4]	1.43%[3]	1.43%[3]	1.43%[3]	1.43%	1.43%[3]
Net investment income	1.27%[4]	0.81%	0.81%	0.76%	0.68%	0.48%
Supplemental data:
Net assets, end of period (000's)	$1,203	$1,217	$1,644	$1,931	$2,260	$2,685
Portfolio turnover	280%	437%	284%	476%	827%	818%

Class P

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.34	$12.45	$12.36	$12.33	$12.20	$12.43
Net investment income[1]	0.13	0.19	0.19	0.19	0.18	0.15
Net realized and unrealized gains (losses)	(0.20)	(0.05)	0.18	0.04	0.13	(0.23)
Net increase (decrease) from operations	(0.07)	0.14	0.37	0.23	0.31	(0.08)
Dividends from net investment income	(0.14)	(0.21)	(0.20)	(0.19)	(0.18)	(0.15)
Distributions from net realized gains	—	(0.04)	(0.08)	(0.01)	—	—
Total dividends and distributions	(0.14)	(0.25)	(0.28)	(0.20)	(0.18)	(0.15)
Net asset value, end of period	$12.13	$12.34	$12.45	$12.36	$12.33	$12.20
Total investment return[2]	(0.60)%	1.09%	3.11%	1.90%	2.56%	(0.68)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.83%[3,4]	0.82%[3]	0.83%[3]	0.83%[3]	0.82%	0.74%[3]
Expenses after fee waivers and/or expense reimbursements	0.68%[3,4]	0.68%[3]	0.68%[3]	0.68%[3]	0.68%	0.68%[3]
Net investment income	2.02%[4]	1.57%	1.56%	1.51%	1.43%	1.22%
Supplemental data:
Net assets, end of period (000's)	$368,856	$374,144	$411,148	$403,358	$417,011	$415,894
Portfolio turnover	280%	437%	284%	476%	827%	818%

3  Includes interest expense representing less than 0.005%.

4  Annualized.

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.81	$14.21	$13.93	$13.90	$14.16	$15.29
Net investment income[1]	0.17	0.36	0.37	0.35	0.37	0.41
Net realized and unrealized gains (losses)	(0.18)	(0.15)	0.38	0.01	0.11	(0.78)
Net increase (decrease) from operations	(0.01)	0.21	0.75	0.36	0.48	(0.37)
Dividends from net investment income	(0.18)	(0.39)	(0.37)	(0.33)	(0.28)	(0.43)
Distributions from net realized gains	—	(0.22)	(0.10)	—	(0.37)	(0.33)
Return of capital	—	—	—	—	(0.09)	—
Total dividends, distributions, and return of capital	(0.18)	(0.61)	(0.47)	(0.33)	(0.74)	(0.76)
Net asset value, end of period	$13.62	$13.81	$14.21	$13.93	$13.90	$14.16
Total investment return[2]	(0.12)%	1.61%	5.43%	2.69%	3.51%	(2.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.04%[4]	1.12%	1.10%[3]	1.07%	1.06%[3]	1.03%[3]
Expenses after fee waivers and/or expense reimbursements	0.98%[4]	1.06%	1.01%[3]	1.05%	1.06%[3]	1.06%[3,5]
Expenses after fee waivers and/or reimbursements/recoupments, excluding interest expense	0.96%[4]	0.96%	0.95%	1.03%	1.05%	1.05%[5]
Net investment income	2.39%[4]	2.59%	2.69%	2.52%	2.63%	2.72%
Supplemental data:
Net assets, end of period (000's)	$14,563	$13,605	$13,480	$13,699	$44,465	$67,417
Portfolio turnover	105%	212%	133%	154%	154%	186%

Class Y

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.79	$14.19	$13.91	$13.89	$14.15	$15.28
Net investment income[1]	0.18	0.39	0.39	0.37	0.40	0.42
Net realized and unrealized gains (losses)	(0.18)	(0.15)	0.38	0.02	0.12	(0.76)
Net increase (decrease) from operations	—	0.24	0.77	0.39	0.52	(0.34)
Dividends from net investment income	(0.19)	(0.42)	(0.39)	(0.37)	(0.31)	(0.46)
Distributions from net realized gains	—	(0.22)	(0.10)	—	(0.37)	(0.33)
Return of capital	—	—	—	—	(0.10)	—
Total dividends, distributions, and return of capital	(0.19)	(0.64)	(0.49)	(0.37)	(0.78)	(0.79)
Net asset value, end of period	$13.60	$13.79	$14.19	$13.91	$13.89	$14.15
Total investment return[2]	0.01%	1.87%	5.68%	2.81%	3.82%	(2.38)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.95%[4]	1.03%	0.97%[3]	0.93%	0.93%[3]	0.90%[3]
Expenses after fee waivers and/or expense reimbursements	0.73%[4]	0.81%	0.87%[3]	0.83%	0.81%[3]	0.81%[3]
Expenses after fee waivers and/or reimbursements/recoupments, excluding interest expense	0.71%[4]	0.71%	0.81%	0.81%	0.81%	0.81%
Net investment income	2.64%[4]	2.84%	2.82%	2.66%	2.90%	2.80%
Supplemental data:
Net assets, end of period (000's)	$1,516	$1,599	$2,283	$2,543	$3,158	$3,638
Portfolio turnover	105%	212%	133%	154%	154%	186%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Strategic Fixed Income Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.82	$14.22	$13.93	$13.91	$14.17	$15.29
Net investment income[1]	0.13	0.29	0.30	0.28	0.30	0.34
Net realized and unrealized gains (losses)	(0.18)	(0.15)	0.39	0.01	0.11	(0.78)
Net increase (decrease) from operations	(0.05)	0.14	0.69	0.29	0.41	(0.44)
Dividends from net investment income	(0.14)	(0.32)	(0.30)	(0.27)	(0.23)	(0.35)
Distributions from net realized gains	—	(0.22)	(0.10)	—	(0.37)	(0.33)
Return of capital	—	—	—	—	(0.07)	—
Total dividends, distributions, and return of capital	(0.14)	(0.54)	(0.40)	(0.27)	(0.67)	(0.68)
Net asset value, end of period	$13.63	$13.82	$14.22	$13.93	$13.91	$14.17
Total investment return[2]	(0.37)%	1.10%	4.98%	2.16%	3.03%	(2.99)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.55%[4]	1.62%	1.60%[3]	1.54%	1.53%[3]	1.51%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.48%[4]	1.56%	1.51%[3]	1.52%	1.53%[3]	1.51%[3]
Expenses after fee waivers and/or reimbursements/recoupments, excluding interest expense	1.46%[4]	1.46%	1.45%	1.50%	1.52%	1.51%
Net investment income	1.89%[4]	2.09%	2.19%	1.98%	2.17%	2.26%
Supplemental data:
Net assets, end of period (000's)	$7,433	$8,177	$10,418	$11,752	$15,143	$20,992
Portfolio turnover	105%	212%	133%	154%	154%	186%

Class P

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.81	$14.20	$13.92	$13.90	$14.16	$15.29
Net investment income[1]	0.18	0.39	0.40	0.38	0.40	0.44
Net realized and unrealized gains (losses)	(0.19)	(0.14)	0.38	0.01	0.11	(0.78)
Net increase (decrease) from operations	(0.01)	0.25	0.78	0.39	0.51	(0.34)
Dividends from net investment income	(0.19)	(0.42)	(0.40)	(0.37)	(0.30)	(0.46)
Distributions from net realized gains	—	(0.22)	(0.10)	—	(0.37)	(0.33)
Return of capital	—	—	—	—	(0.10)	—
Total dividends, distributions, and return of capital	(0.19)	(0.64)	(0.50)	(0.37)	(0.77)	(0.79)
Net asset value, end of period	$13.61	$13.81	$14.20	$13.92	$13.90	$14.16
Total investment return[2]	(0.06)%	1.94%	5.68%	2.91%	3.77%	(2.37)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.83%[4]	0.90%	0.88%[3]	0.82%	0.81%[3]	0.81%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.73%[4]	0.81%	0.79%[3]	0.80%	0.81%[3,5]	0.81%[3]
Expenses after fee waivers and/or reimbursements/recoupments, excluding interest expense	0.71%[4]	0.71%	0.72%	0.78%	0.81%[5]	0.81%
Net investment income	2.64%[4]	2.84%	2.92%	2.69%	2.90%	2.96%
Supplemental data:
Net assets, end of period (000's)	$792,081	$808,009	$856,301	$893,373	$889,402	$833,352
Portfolio turnover	105%	212%	133%	154%	154%	186%

3  Includes interest expense representing less than 0.005%.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.08	$13.55	$13.14	$13.19	$12.91	$13.56
Net investment income[1]	0.17	0.32	0.33	0.32	0.34	0.33
Net realized and unrealized gains (losses)	(0.24)	(0.37)	0.48	(0.05)	0.38	(0.59)
Net increase (decrease) from operations	(0.07)	(0.05)	0.81	0.27	0.72	(0.26)
Dividends from net investment income	(0.17)	(0.32)	(0.33)	(0.32)	(0.34)	(0.33)
Distributions from net realized gains	(0.02)	(0.10)	(0.07)	—	(0.10)	(0.06)
Total dividends and distributions	(0.19)	(0.42)	(0.40)	(0.32)	(0.44)	(0.39)
Net asset value, end of period	$12.82	$13.08	$13.55	$13.14	$13.19	$12.91
Total investment return[2]	(0.61)%	(0.29)%	6.26%	2.07%	5.64%	(1.99)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.93%[3]	0.92%	0.92%	0.92%	0.92%	0.93%
Expenses after fee waivers and/or expense reimbursements	0.82%[3]	0.85%	0.85%	0.90%[4]	0.90%	0.91%
Net investment income	2.51%[3]	2.47%	2.49%	2.42%	2.59%	2.47%
Supplemental data:
Net assets, end of period (000's)	$40,911	$46,784	$51,397	$53,923	$63,225	$63,540
Portfolio turnover	7%	14%	15%	21%	30%	69%

Class Y

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.08	$13.56	$13.15	$13.20	$12.92	$13.57
Net investment income[1]	0.18	0.35	0.36	0.35	0.37	0.37
Net realized and unrealized gains (losses)	(0.24)	(0.38)	0.48	(0.05)	0.38	(0.60)
Net increase (decrease) from operations	(0.06)	(0.03)	0.84	0.30	0.75	(0.23)
Dividends from net investment income	(0.18)	(0.35)	(0.36)	(0.35)	(0.37)	(0.36)
Distributions from net realized gains	(0.02)	(0.10)	(0.07)	—	(0.10)	(0.06)
Total dividends and distributions	(0.20)	(0.45)	(0.43)	(0.35)	(0.47)	(0.42)
Net asset value, end of period	$12.82	$13.08	$13.56	$13.15	$13.20	$12.92
Total investment return[2]	(0.48)%	(0.16)%	6.49%	2.32%	5.89%	(1.74)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.71%[3]	0.71%	0.72%	0.70%	0.72%	0.72%
Expenses after fee waivers and/or expense reimbursements	0.57%[3]	0.64%	0.65%	0.65%	0.65%	0.66%
Net investment income	2.76%[3]	2.67%	2.69%	2.67%	2.84%	2.72%
Supplemental data:
Net assets, end of period (000's)	$68	$91	$70	$81	$83	$82
Portfolio turnover	7%	14%	15%	21%	30%	69%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Municipal Fixed Income Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.08	$13.55	$13.14	$13.19	$12.91	$13.57
Net investment income[1]	0.13	0.26	0.26	0.25	0.27	0.26
Net realized and unrealized gains (losses)	(0.24)	(0.37)	0.49	(0.05)	0.38	(0.60)
Net increase (decrease) from operations	(0.11)	(0.11)	0.75	0.20	0.65	(0.34)
Dividends from net investment income	(0.13)	(0.26)	(0.27)	(0.25)	(0.27)	(0.26)
Distributions from net realized gains	(0.02)	(0.10)	(0.07)	—	(0.10)	(0.06)
Total dividends and distributions	(0.15)	(0.36)	(0.34)	(0.25)	(0.37)	(0.32)
Net asset value, end of period	$12.82	$13.08	$13.55	$13.14	$13.19	$12.91
Total investment return[2]	(0.86)%	(0.80)%	5.72%	1.55%	5.10%	(2.56)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.43%[3]	1.42%	1.42%	1.42%	1.43%	1.44%
Expenses after fee waivers and/or expense reimbursements	1.32%[3]	1.35%	1.35%	1.40%	1.40%	1.41%
Net investment income	2.01%[3]	1.96%	1.98%	1.92%	2.09%	1.97%
Supplemental data:
Net assets, end of period (000's)	$7,984	$8,962	$10,537	$10,388	$11,033	$12,336
Portfolio turnover	7%	14%	15%	21%	30%	69%

Class P

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.08	$13.56	$13.15	$13.19	$12.91	$13.57
Net investment income[1]	0.18	0.35	0.36	0.35	0.37	0.36
Net realized and unrealized gains (losses)	(0.24)	(0.38)	0.49	(0.04)	0.38	(0.60)
Net increase (decrease) from operations	(0.06)	(0.03)	0.85	0.31	0.75	(0.24)
Dividends from net investment income	(0.18)	(0.35)	(0.37)	(0.35)	(0.37)	(0.36)
Distributions from net realized gains	(0.02)	(0.10)	(0.07)	—	(0.10)	(0.06)
Total dividends and distributions	(0.20)	(0.45)	(0.44)	(0.35)	(0.47)	(0.42)
Net asset value, end of period	$12.82	$13.08	$13.56	$13.15	$13.19	$12.91
Total investment return[2]	(0.48)%	(0.13)%	6.51%	2.39%	5.90%	(1.82)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.68%[3]	0.67%	0.67%	0.67%	0.68%	0.70%
Expenses after fee waivers and/or expense reimbursements	0.57%[3]	0.61%	0.60%	0.65%	0.65%	0.66%
Net investment income	2.76%[3]	2.71%	2.73%	2.67%	2.84%	2.70%
Supplemental data:
Net assets, end of period (000's)	$311,336	$323,715	$350,137	$345,157	$334,999	$300,838
Portfolio turnover	7%	14%	15%	21%	30%	69%

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.04	$10.79	$9.94	$10.82	$10.56	$11.40
Net investment income[1]	0.04	0.11	0.14	0.16	0.19	0.19
Net realized and unrealized gains (losses)	0.15	(0.61)	1.00	(0.71)	0.34	(0.72)
Net increase (decrease) from operations	0.19	(0.50)	1.14	(0.55)	0.53	(0.53)
Dividends from net investment income	(0.07)	(0.18)	(0.29)	(0.23)	(0.14)	(0.16)
Return of capital	—	(0.07)	—	(0.10)	(0.13)	(0.15)
Total dividends and return of capital	(0.07)	(0.25)	(0.29)	(0.33)	(0.27)	(0.31)
Net asset value, end of period	$10.16	$10.04	$10.79	$9.94	$10.82	$10.56
Total investment return[2]	1.85%	(4.59)%	11.77%	(5.17)%	5.08%	(4.80)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.30%[4]	1.29%[3]	1.28%[3]	1.27%[3]	1.28%[3]	1.27%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.12%[4]	1.10%[3]	1.04%[3]	1.17%[3]	1.22%[3]	1.22%[3]
Net investment income	0.79%[4]	1.11%	1.33%	1.56%	1.79%	1.65%
Supplemental data:
Net assets, end of period (000's)	$35,164	$38,368	$45,624	$44,725	$62,808	$70,052
Portfolio turnover	112%	199%	38%	40%	46%	63%

Class Y

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.00	$10.75	$9.91	$10.79	$10.54	$11.37
Net investment income[1]	0.05	0.13	0.16	0.18	0.21	0.21
Net realized and unrealized gains (losses)	0.14	(0.62)	0.99	(0.71)	0.33	(0.71)
Net increase (decrease) from operations	0.19	(0.49)	1.15	(0.53)	0.54	(0.50)
Dividends from net investment income	(0.07)	(0.18)	(0.31)	(0.24)	(0.14)	(0.17)
Return of capital	—	(0.08)	—	(0.11)	(0.15)	(0.16)
Total dividends and return of capital	(0.07)	(0.26)	(0.31)	(0.35)	(0.29)	(0.33)
Net asset value, end of period	$10.12	$10.00	$10.75	$9.91	$10.79	$10.54
Total investment return[2]	1.95%	(4.45)%	11.93%	(5.00)%	5.23%	(4.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.18%[4]	1.13%[3]	1.07%[3]	1.09%[3]	1.07%[3]	1.09%[3]
Expenses after fee waivers and/or expense reimbursements	0.97%[4]	0.94%[3]	0.84%[3]	1.00%[3,5]	1.00%[3]	1.00%[3]
Net investment income	0.94%[4]	1.28%	1.54%	1.72%	2.01%	1.88%
Supplemental data:
Net assets, end of period (000's)	$2,448	$2,592	$4,040	$4,510	$5,479	$5,171
Portfolio turnover	112%	199%	38%	40%	46%	63%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Global Fixed Income Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.04	$10.79	$9.95	$10.82	$10.57	$11.41
Net investment income[1]	0.02	0.06	0.09	0.11	0.14	0.13
Net realized and unrealized gains (losses)	0.15	(0.61)	0.99	(0.70)	0.33	(0.72)
Net increase (decrease) from operations	0.17	(0.55)	1.08	(0.59)	0.47	(0.59)
Dividends from net investment income	(0.04)	(0.15)	(0.24)	(0.22)	(0.12)	(0.13)
Return of capital	—	(0.05)	—	(0.06)	(0.10)	(0.12)
Total dividends and return of capital	(0.04)	(0.20)	(0.24)	(0.28)	(0.22)	(0.25)
Net asset value, end of period	$10.17	$10.04	$10.79	$9.95	$10.82	$10.57
Total investment return[2]	1.71%	(5.04)%	11.12%	(5.55)%	4.47%	(5.26)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.77%[4]	1.77%[3]	1.76%[3]	1.76%[3]	1.76%[3]	1.75%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.59%[4]	1.58%[3]	1.52%[3]	1.65%[3]	1.70%[3]	1.69%[3]
Net investment income	0.31%[4]	0.63%	0.85%	1.07%	1.31%	1.17%
Supplemental data:
Net assets, end of period (000's)	$2,489	$2,639	$3,160	$2,994	$4,559	$5,862
Portfolio turnover	112%	199%	38%	40%	46%	63%

Class P

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.03	$10.79	$9.94	$10.82	$10.56	$11.40
Net investment income[1]	0.05	0.13	0.15	0.18	0.21	0.21
Net realized and unrealized gains (losses)	0.16	(0.63)	1.01	(0.71)	0.34	(0.72)
Net increase (decrease) from operations	0.21	(0.50)	1.16	(0.53)	0.55	(0.51)
Dividends from net investment income	(0.08)	(0.18)	(0.31)	(0.23)	(0.14)	(0.17)
Return of capital	—	(0.08)	—	(0.12)	(0.15)	(0.16)
Total dividends and return of capital	(0.08)	(0.26)	(0.31)	(0.35)	(0.29)	(0.33)
Net asset value, end of period	$10.16	$10.03	$10.79	$9.94	$10.82	$10.56
Total investment return[2]	2.06%	(4.51)%	11.99%	(4.99)%	5.31%	(4.59)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.12%[4]	1.11%[3]	1.08%[3]	1.08%[3]	1.10%[3]	1.10%[3]
Expenses after fee waivers and/or expense reimbursements	0.94%[4]	0.92%[3]	0.85%[3]	1.00%[3,5]	1.00%[3]	1.00%[3]
Net investment income	0.97%[4]	1.29%	1.52%	1.71%	2.01%	1.88%
Supplemental data:
Net assets, end of period (000's)	$394,327	$403,015	$512,631	$502,122	$526,312	$467,121
Portfolio turnover	112%	199%	38%	40%	46%	63%
3  Includes interest expense representing less than 0.005%.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE High Yield Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.07	$9.59	$9.70	$10.62	$10.41	$10.15
Net investment income[1]	0.27	0.54	0.54	0.54	0.56	0.64
Net realized and unrealized gains (losses)	(0.02)	0.48	(0.11)	(0.78)	0.21	0.41
Net increase (decrease) from operations	0.25	1.02	0.43	(0.24)	0.77	1.05
Dividends from net investment income	(0.27)	(0.54)	(0.47)	(0.53)	(0.56)	(0.63)
Distributions from net realized gains	—	—	—	(0.15)	—	(0.15)
Return of capital	—	—	(0.07)	—	—	(0.01)
Total dividends, distributions and return of capital	(0.27)	(0.54)	(0.54)	(0.68)	(0.56)	(0.79)
Net asset value, end of period	$10.05	$10.07	$9.59	$9.70	$10.62	$10.41
Total investment return[2]	2.53%	10.93%	4.88%	(2.29)%	7.59%	10.48%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.24%[3]	1.25%	1.26%	1.26%	1.26%	1.27%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.06%[3]	1.07%	1.08%	1.25%	1.26%	1.27%
Net investment income	5.23%[3]	5.43%	5.84%	5.20%	5.28%	6.07%
Supplemental data:
Net assets, end of period (000's)	$3,661	$4,251	$3,764	$5,330	$23,516	$23,400
Portfolio turnover	32%	91%	103%	57%	20%	26%

Class Y

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.10	$9.62	$9.73	$10.66	$10.44	$10.18
Net investment income[1]	0.28	0.56	0.56	0.55	0.59	0.66
Net realized and unrealized gains (losses)	(0.01)	0.48	(0.10)	(0.78)	0.22	0.41
Net increase (decrease) from operations	0.27	1.04	0.46	(0.23)	0.81	1.07
Dividends from net investment income	(0.28)	(0.56)	(0.49)	(0.55)	(0.59)	(0.65)
Distributions from net realized gains	—	—	—	(0.15)	—	(0.15)
Return of capital	—	—	(0.08)	—	—	(0.01)
Total dividends, distributions and return of capital	(0.28)	(0.56)	(0.57)	(0.70)	(0.59)	(0.81)
Net asset value, end of period	$10.09	$10.10	$9.62	$9.73	$10.66	$10.44
Total investment return[2]	2.64%	11.21%	5.11%	(2.13)%	7.94%	10.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	0.95%[3]	1.05%	1.03%	1.03%	1.00%	1.02%
Expenses after fee waivers and/or expense reimbursements/ recoupments	0.83%[3]	0.88%	0.86%	1.02%	1.00%	1.02%
Net investment income	5.46%[3]	5.66%	6.09%	5.40%	5.54%	6.26%
Supplemental data:
Net assets, end of period (000's)	$532	$518	$874	$1,119	$1,692	$1,552
Portfolio turnover	32%	91%	103%	57%	20%	26%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE High Yield Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.06	$9.58	$9.69	$10.62	$10.40	$10.14
Net investment income[1]	0.24	0.49	0.49	0.48	0.51	0.59
Net realized and unrealized gains (losses)	(0.01)	0.48	(0.10)	(0.78)	0.22	0.41
Net increase (decrease) from operations	0.23	0.97	0.39	(0.30)	0.73	1.00
Dividends from net investment income	(0.25)	(0.49)	(0.43)	(0.48)	(0.51)	(0.58)
Distributions from net realized gains	—	—	—	(0.15)	—	(0.15)
Return of capital	—	—	(0.07)	—	—	(0.01)
Total dividends, distributions and return of capital	(0.25)	(0.49)	(0.50)	(0.63)	(0.51)	(0.74)
Net asset value, end of period	$10.04	$10.06	$9.58	$9.69	$10.62	$10.40
Total investment return[2]	2.28%	10.39%	4.38%	(2.83)%	7.20%	9.98%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.74%[3]	1.74%	1.75%	1.73%	1.72%	1.73%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.56%[3]	1.57%	1.57%	1.72%	1.72%	1.73%
Net investment income	4.73%[3]	4.95%	5.36%	4.71%	4.82%	5.61%
Supplemental data:
Net assets, end of period (000's)	$2,670	$2,822	$3,347	$3,913	$5,607	$5,607
Portfolio turnover	32%	91%	103%	57%	20%	26%

Class P

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.09	$9.61	$9.72	$10.65	$10.43	$10.17
Net investment income[1]	0.27	0.55	0.56	0.55	0.58	0.66
Net realized and unrealized gains (losses)	—	0.49	(0.11)	(0.78)	0.23	0.41
Net increase (decrease) from operations	0.27	1.04	0.45	(0.23)	0.81	1.07
Dividends from net investment income	(0.28)	(0.56)	(0.49)	(0.55)	(0.59)	(0.65)
Distributions from net realized gains	—	—	—	(0.15)	—	(0.15)
Return of capital	—	—	(0.07)	—	—	(0.01)
Total dividends, distributions and return of capital	(0.28)	(0.56)	(0.56)	(0.70)	(0.59)	(0.81)
Net asset value, end of period	$10.08	$10.09	$9.61	$9.72	$10.65	$10.43
Total investment return[2]	2.72%	11.07%	5.03%	(2.14)%	7.92%	10.70%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.10%[3]	1.10%	1.11%	1.09%	1.10%	1.11%
Expenses after fee waivers and/or expense reimbursements/ recoupments	0.92%[3]	0.92%	0.94%	1.03%	1.03%	1.05%
Net investment income	5.37%[3]	5.59%	6.00%	5.39%	5.50%	6.28%
Supplemental data:
Net assets, end of period (000's)	$366,922	$376,424	$412,789	$428,061	$431,812	$357,726
Portfolio turnover	32%	91%	103%	57%	20%	26%

3  Annualized.

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$23.70	$21.35	$23.72	$25.25	$22.53	$17.27
Net investment income[1]	0.16	0.33	0.34	0.23	0.30	0.23
Net realized and unrealized gains	2.75	2.99	0.11	1.34	2.92	5.27
Net increase from operations	2.91	3.32	0.45	1.57	3.22	5.50
Dividends from net investment income	(0.32)	(0.35)	(0.32)	(0.30)	(0.21)	(0.24)
Distributions from net realized gains	(1.70)	(0.62)	(2.50)	(2.80)	(0.29)	—
Total dividends and distributions	(2.02)	(0.97)	(2.82)	(3.10)	(0.50)	(0.24)
Net asset value, end of period	$24.59	$23.70	$21.35	$23.72	$25.25	$22.53
Total investment return[2]	12.63%	15.74%	2.87%	6.23%	14.39%	32.12%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.45%[3]	1.45%	1.48%	1.48%	1.32%	1.16%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.44%[3]	1.44%	1.47%	1.47%	1.31%	1.15%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.11%[3]	1.11%	1.13%	1.13%	1.13%	1.15%
Net investment income	1.33%[3]	1.47%	1.63%	0.94%	1.25%	1.16%
Supplemental data:
Net assets, end of period (000's)	$122,500	$117,223	$111,716	$124,198	$155,480	$151,583
Portfolio turnover	33%	71%	65%	97%	71%	71%

Class Y

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$23.77	$21.41	$23.78	$25.32	$22.60	$17.32
Net investment income[1]	0.19	0.39	0.40	0.29	0.36	0.27
Net realized and unrealized gains	2.75	3.00	0.11	1.35	2.91	5.29
Net increase from operations	2.94	3.39	0.51	1.64	3.27	5.56
Dividends from net investment income	(0.38)	(0.41)	(0.38)	(0.38)	(0.26)	(0.28)
Distributions from net realized gains	(1.70)	(0.62)	(2.50)	(2.80)	(0.29)	—
Total dividends and distributions	(2.08)	(1.03)	(2.88)	(3.18)	(0.55)	(0.28)
Net asset value, end of period	$24.63	$23.77	$21.41	$23.78	$25.32	$22.60
Total investment return[2]	12.74%	16.02%	3.16%	6.51%	14.62%	32.46%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.20%[3]	1.20%	1.23%	1.23%	1.07%	0.92%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.19%[3]	1.19%	1.21%	1.23%	1.06%	0.91%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.86%[3]	0.86%	0.88%	0.88%	0.89%	0.91%
Net investment income	1.58%[3]	1.73%	1.89%	1.19%	1.50%	1.40%
Supplemental data:
Net assets, end of period (000's)	$18,503	$17,451	$17,870	$19,593	$19,765	$18,536
Portfolio turnover	33%	71%	65%	97%	71%	71%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Large Co Value Equity Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$23.71	$21.36	$23.69	$25.23	$22.53	$17.26
Net investment income[1]	0.07	0.16	0.18	0.04	0.11	0.07
Net realized and unrealized gains	2.74	2.97	0.12	1.33	2.91	5.29
Net increase from operations	2.81	3.13	0.30	1.37	3.02	5.36
Dividends from net investment income	(0.12)	(0.16)	(0.13)	(0.11)	(0.03)	(0.09)
Distributions from net realized gains	(1.70)	(0.62)	(2.50)	(2.80)	(0.29)	—
Total dividends and distributions	(1.82)	(0.78)	(2.63)	(2.91)	(0.32)	(0.09)
Net asset value, end of period	$24.70	$23.71	$21.36	$23.69	$25.23	$22.53
Total investment return[2]	12.18%	14.80%	2.11%	5.44%	13.43%	31.13%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	2.22%[3]	2.23%	2.26%	2.25%	2.10%	1.95%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.22%[3]	2.21%	2.25%	2.25%	2.09%	1.95%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.89%[3]	1.89%	1.91%	1.90%	1.92%	1.95%
Net investment income	0.56%[3]	0.70%	0.85%	0.17%	0.47%	0.36%
Supplemental data:
Net assets, end of period (000's)	$12,469	$12,197	$12,690	$14,500	$15,380	$14,437
Portfolio turnover	33%	71%	65%	97%	71%	71%

Class P

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$23.66	$21.31	$23.68	$25.24	$22.52	$17.26
Net investment income[1]	0.19	0.38	0.39	0.29	0.36	0.27
Net realized and unrealized gains	2.73	2.99	0.12	1.33	2.91	5.27
Net increase from operations	2.92	3.37	0.51	1.62	3.27	5.54
Dividends from net investment income	(0.37)	(0.40)	(0.38)	(0.38)	(0.26)	(0.28)
Distributions from net realized gains	(1.70)	(0.62)	(2.50)	(2.80)	(0.29)	—
Total dividends and distributions	(2.07)	(1.02)	(2.88)	(3.18)	(0.55)	(0.28)
Net asset value, end of period	$24.51	$23.66	$21.31	$23.68	$25.24	$22.52
Total investment return[2]	12.74%	16.03%	3.17%	6.48%	14.62%	32.47%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.21%[3]	1.22%	1.24%	1.24%	1.08%	0.91%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.20%[3]	1.20%	1.23%	1.23%	1.07%	0.91%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.88%[3]	0.88%	0.89%	0.88%	0.90%	0.91%
Net investment income	1.56%[3]	1.70%	1.87%	1.19%	1.49%	1.40%
Supplemental data:
Net assets, end of period (000's)	$1,281,883	$1,197,155	$1,160,287	$1,248,338	$1,263,296	$1,135,014
Portfolio turnover	33%	71%	65%	97%	71%	71%

3  Annualized.

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$25.18	$22.37	$26.24	$25.75	$23.52	$19.40
Net investment income (loss)[1]	(0.02)	0.02	(0.05)	(0.15)	0.07	0.08
Net realized and unrealized gains	4.11	3.54	0.10	3.70	4.39	4.08
Net increase from operations	4.09	3.56	0.05	3.55	4.46	4.16
Dividends from net investment income	—	(0.03)	—	—	(0.04)	(0.04)
Distributions from net realized gains	(2.61)	(0.72)	(3.92)	(3.06)	(2.19)	—
Total dividends and distributions	(2.61)	(0.75)	(3.92)	(3.06)	(2.23)	(0.04)
Net asset value, end of period	$26.66	$25.18	$22.37	$26.24	$25.75	$23.52
Total investment return[2]	16.96%	16.50%	0.73%	14.60%	19.60%	21.45%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.16%[3,4]	1.18%[3]	1.19%[3]	1.18%[3]	1.18%	1.21%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.16%[3,4]	1.17%[3]	1.18%[3]	1.18%[3]	1.18%	1.21%
Net investment income (loss)	(0.17)%[4]	0.07%	(0.24)%	(0.57)%	0.28%	0.40%
Supplemental data:
Net assets, end of period (000's)	$49,010	$45,095	$42,862	$46,777	$68,207	$63,108
Portfolio turnover	25%	40%	33%	48%	40%	76%

Class Y

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$26.12	$23.19	$26.98	$26.39	$24.06	$19.86
Net investment income (loss)[1]	0.01	0.08	0.01	(0.09)	0.14	0.14
Net realized and unrealized gains	4.29	3.66	0.12	3.80	4.48	4.17
Net increase from operations	4.30	3.74	0.13	3.71	4.62	4.31
Dividends from net investment income	(0.03)	(0.09)	—	(0.06)	(0.10)	(0.11)
Distributions from net realized gains	(2.61)	(0.72)	(3.92)	(3.06)	(2.19)	—
Total dividends and distributions	(2.64)	(0.81)	(3.92)	(3.12)	(2.29)	(0.11)
Net asset value, end of period	$27.78	$26.12	$23.19	$26.98	$26.39	$24.06
Total investment return[2]	17.17%	16.73%	1.04%	14.89%	19.86%	21.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.90%[3,4]	0.92%[3]	0.92%[3]	0.92%[3]	0.93%	0.96%
Expenses after fee waivers and/or expense reimbursements	0.90%[3,4]	0.91%[3]	0.91%[3]	0.92%[3]	0.93%	0.96%
Net investment income (loss)	0.09%[4]	0.33%	0.02%	(0.32)%	0.53%	0.66%
Supplemental data:
Net assets, end of period (000's)	$16,150	$14,238	$13,989	$16,174	$15,858	$14,814
Portfolio turnover	25%	40%	33%	48%	40%	76%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Large Co Growth Equity Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$20.80	$18.73	$22.79	$22.91	$21.29	$17.67
Net investment loss[1]	(0.10)	(0.13)	(0.20)	(0.31)	(0.13)	(0.08)
Net realized and unrealized gains	3.35	2.92	0.06	3.25	3.94	3.70
Net increase from operations	3.25	2.79	(0.14)	2.94	3.81	3.62
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains	(2.61)	(0.72)	(3.92)	(3.06)	(2.19)	—
Total dividends and distributions	(2.61)	(0.72)	(3.92)	(3.06)	(2.19)	—
Net asset value, end of period	$21.44	$20.80	$18.73	$22.79	$22.91	$21.29
Total investment return[2]	16.48%	15.55%	(0.08)%	13.67%	18.54%	20.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.99%[3,4]	1.99%[3]	2.00%[3]	1.99%[3]	2.00%	2.04%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.97%[3,4]	1.99%[3]	1.99%[3]	1.99%[3]	2.03%[5]	2.05%[5]
Net investment loss	(0.97)%[4]	(0.69)%	(1.06)%	(1.39)%	(0.57)%	(0.43)%
Supplemental data:
Net assets, end of period (000's)	$2,977	$2,860	$3,565	$4,104	$4,204	$4,033
Portfolio turnover	25%	40%	33%	48%	40%	76%

Class P

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$25.94	$23.03	$26.83	$26.26	$23.95	$19.77
Net investment income (loss)[1]	0.01	0.07	0.00[6]	(0.08)	0.14	0.14
Net realized and unrealized gains	4.25	3.64	0.12	3.77	4.46	4.15
Net increase from operations	4.26	3.71	0.12	3.69	4.60	4.29
Dividends from net investment income	(0.03)	(0.08)	—	(0.06)	(0.10)	(0.11)
Distributions from net realized gains	(2.61)	(0.72)	(3.92)	(3.06)	(2.19)	—
Total dividends and distributions	(2.64)	(0.80)	(3.92)	(3.12)	(2.29)	(0.11)
Net asset value, end of period	$27.56	$25.94	$23.03	$26.83	$26.26	$23.95
Total investment return[2]	17.12%	16.75%	1.01%	14.88%	19.87%	21.79%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%[3,4]	0.93%[3]	0.93%[3]	0.92%[3]	0.93%	0.95%
Expenses after fee waivers and/or expense reimbursements	0.91%[3,4]	0.92%[3]	0.92%[3]	0.92%[3]	0.93%	0.95%
Net investment income (loss)	0.08%[4]	0.32%	0.01%	(0.32)%	0.53%	0.65%
Supplemental data:
Net assets, end of period (000's)	$1,393,304	$1,270,696	$1,214,069	$1,359,224	$1,289,577	$1,113,514
Portfolio turnover	25%	40%	33%	48%	40%	76%

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

6  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$20.90	$18.86	$20.81	$22.05	$22.19	$16.61
Net investment income[1]	0.04	0.13	0.07	0.11	0.05	0.13
Net realized and unrealized gains	2.03	2.75	0.08	1.41	2.67	5.55
Net increase from operations	2.07	2.88	0.15	1.52	2.72	5.68
Dividends from net investment income	(0.02)	(0.28)	(0.11)	(0.03)	(0.09)	(0.10)
Distributions from net realized gains	(2.39)	(0.56)	(1.99)	(2.73)	(2.77)	—
Total dividends and distributions	(2.41)	(0.84)	(2.10)	(2.76)	(2.86)	(0.10)
Net asset value, end of period	$20.56	$20.90	$18.86	$20.81	$22.05	$22.19
Total investment return[2]	10.30%	15.25%	1.60%	7.35%	12.74%	34.23%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.23%[3]	1.23%[4]	1.24%	1.24%	1.24%	1.28%
Expenses after fee waivers and/or expense reimbursements	1.23%[3]	1.21%[4]	1.24%	1.24%	1.24%	1.28%
Net investment income	0.33%[3]	0.66%	0.41%	0.53%	0.24%	0.68%
Supplemental data:
Net assets, end of period (000's)	$18,398	$17,627	$16,670	$18,334	$32,039	$31,930
Portfolio turnover	34%	102%	74%	66%	86%	97%

Class Y

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$21.71	$19.55	$21.48	$22.73	$22.79	$17.06
Net investment income[1]	0.06	0.30	0.12	0.14	0.08	0.16
Net realized and unrealized gains	2.12	2.70	0.09	1.45	2.75	5.70
Net increase from operations	2.18	3.00	0.21	1.59	2.83	5.86
Dividends from net investment income	(0.05)	(0.28)	(0.15)	(0.11)	(0.12)	(0.13)
Distributions from net realized gains	(2.39)	(0.56)	(1.99)	(2.73)	(2.77)	—
Total dividends and distributions	(2.44)	(0.84)	(2.14)	(2.84)	(2.89)	(0.13)
Net asset value, end of period	$21.45	$21.71	$19.55	$21.48	$22.73	$22.79
Total investment return[2]	10.43%	15.35%	1.81%	7.47%	12.84%	34.41%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.01%[3]	1.13%[4]	1.07%	1.10%	1.11%	1.19%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.01%[3]	1.10%[4]	1.07%	1.10%	1.13%[5]	1.16%
Net investment income	0.55%[3]	1.43%	0.63%	0.63%	0.35%	0.80%
Supplemental data:
Net assets, end of period (000's)	$318	$297	$697	$998	$912	$768
Portfolio turnover	34%	102%	74%	66%	86%	97%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

PACE Small/Medium Co Value Equity Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$17.58	$15.99	$17.99	$19.52	$20.00	$15.00
Net investment income[1]	(0.04)	(0.01)	(0.06)	(0.05)	(0.10)	(0.01)
Net realized and unrealized gains	1.70	2.31	0.05	1.25	2.39	5.01
Net increase from operations	1.66	2.30	(0.01)	1.20	2.29	5.00
Dividends from net investment income	—	(0.15)	—	—	—	—
Distributions from net realized gains	(2.39)	(0.56)	(1.99)	(2.73)	(2.77)	—
Total dividends and distributions	(2.39)	(0.71)	(1.99)	(2.73)	(2.77)	—
Net asset value, end of period	$16.85	$17.58	$15.99	$17.99	$19.52	$20.00
Total investment return[2]	9.88%	14.35%	0.83%	6.59%	11.84%	33.24%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.99%[3]	1.99%[4]	2.01%	1.98%	2.00%	2.03%
Expenses after fee waivers and/or expense reimbursements	1.99%[3]	1.97%[4]	2.01%	1.98%	2.00%	2.03%
Net investment income	(0.42)%[3]	(0.06)%	(0.36)%	(0.24)%	(0.51)%	(0.08)%
Supplemental data:
Net assets, end of period (000's)	$4,195	$4,239	$4,324	$4,843	$5,106	$4,983
Portfolio turnover	34%	102%	74%	66%	86%	97%

Class P

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$21.47	$19.35	$21.30	$22.54	$22.63	$16.94
Net investment income[1]	0.05	0.17	0.10	0.14	0.07	0.15
Net realized and unrealized gains	2.11	2.81	0.08	1.46	2.72	5.67
Net increase from operations	2.16	2.98	0.18	1.60	2.79	5.82
Dividends from net investment income	(0.06)	(0.30)	(0.14)	(0.11)	(0.11)	(0.13)
Distributions from net realized gains	(2.39)	(0.56)	(1.99)	(2.73)	(2.77)	—
Total dividends and distributions	(2.45)	(0.86)	(2.13)	(2.84)	(2.88)	(0.13)
Net asset value, end of period	$21.18	$21.47	$19.35	$21.30	$22.54	$22.63
Total investment return[2]	10.42%	15.41%	1.77%	7.49%	12.77%	34.51%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.09%[3]	1.09%[4]	1.11%	1.09%	1.11%	1.15%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.07%[3]	1.07%[4]	1.11%	1.09%	1.16%[5]	1.16%[5]
Net investment income	0.49%[3]	0.82%	0.53%	0.65%	0.32%	0.79%
Supplemental data:
Net assets, end of period (000's)	$529,674	$503,464	$490,762	$525,959	$510,377	$448,879
Portfolio turnover	34%	102%	74%	66%	86%	97%

4  Includes interest expense representing less than 0.005%.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.79	$14.34	$20.45	$19.72	$21.42	$16.45
Net investment loss[1]	(0.06)	(0.09)	(0.10)	(0.14)	(0.16)	(0.08)
Net realized and unrealized gains (losses)	2.25	2.54	(2.23)	3.90	1.34	5.35
Net increase (decrease) from operations	2.19	2.45	(2.33)	3.76	1.18	5.27
Distributions from net realized gains	(1.01)	—	(3.78)	(3.03)	(2.88)	(0.30)
Net asset value, end of period	$17.97	$16.79	$14.34	$20.45	$19.72	$21.42
Total investment return[2]	13.33%	17.09%	(11.20)%	20.82%	4.92%	32.44%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.23%[3,5]	1.23%	1.25%[4]	1.24%	1.25%	1.26%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.20%[3,5]	1.19%	1.21%[4]	1.21%	1.25%	1.26%
Net investment loss	(0.73)%[3]	(0.61)%	(0.64)%	(0.70)%	(0.77)%	(0.43)%
Supplemental data:
Net assets, end of period (000's)	$24,156	$22,681	$21,912	$28,386	$40,210	$41,721
Portfolio turnover	43%	93%	98%	88%	94%	60%

Class Y

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$18.08	$15.44	$21.67	$20.72	$22.34	$17.13
Net investment loss[1]	(0.04)	(0.08)	(0.09)	(0.13)	(0.15)	(0.07)
Net realized and unrealized gains (losses)	2.43	2.72	(2.36)	4.11	1.41	5.58
Net increase (decrease) from operations	2.39	2.64	(2.45)	3.98	1.26	5.51
Distributions from net realized gains	(1.01)	—	(3.78)	(3.03)	(2.88)	(0.30)
Net asset value, end of period	$19.46	$18.08	$15.44	$21.67	$20.72	$22.34
Total investment return[2]	13.42%	17.16%	(11.11)%	20.89%	5.09%	32.55%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.04%[3,5]	1.24%	1.09%[4,5]	1.13%	1.14%	1.25%
Expenses after fee waivers and/or expense reimbursements/ recoupments	0.92%[3,5]	1.13%	1.12%[4,5]	1.11%[4]	1.13%	1.13%
Net investment loss	(0.45)%[3]	(0.48)%	(0.55)%	(0.62)%	(0.65)%	(0.33)%
Supplemental data:
Net assets, end of period (000's)	$109	$100	$488	$844	$667	$588
Portfolio turnover	43%	93%	98%	88%	94%	60%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

PACE Small/Medium Co Growth Equity Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.10	$11.27	$17.11	$17.07	$19.02	$14.75
Net investment loss[1]	(0.10)	(0.17)	(0.17)	(0.24)	(0.28)	(0.20)
Net realized and unrealized gains (losses)	1.74	2.00	(1.89)	3.31	1.21	4.77
Net increase (decrease) from operations	1.64	1.83	(2.06)	3.07	0.93	4.57
Distributions from net realized gains	(1.01)	—	(3.78)	(3.03)	(2.88)	(0.30)
Net asset value, end of period	$13.73	$13.10	$11.27	$17.11	$17.07	$19.02
Total investment return[2]	12.88%	16.24%	(11.93)%	19.93%	4.16%	31.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	2.00%[3,5]	2.00%	2.02%[4]	1.99%	2.01%	2.02%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.97%[3,5]	1.96%	1.98%[4]	1.96%	2.00%	2.02%
Net investment loss	(1.50)%[3]	(1.39)%	(1.41)%	(1.46)%	(1.52)%	(1.19)%
Supplemental data:
Net assets, end of period (000's)	$2,749	$2,985	$2,753	$4,116	$3,977	$4,038
Portfolio turnover	43%	93%	98%	88%	94%	60%

Class P

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$17.82	$15.21	$21.40	$20.49	$22.13	$16.97
Net investment loss[1]	(0.05)	(0.08)	(0.08)	(0.13)	(0.14)	(0.06)
Net realized and unrealized gains (losses)	2.39	2.69	(2.33)	4.07	1.38	5.52
Net increase (decrease) from operations	2.34	2.61	(2.41)	3.94	1.24	5.46
Distributions from net realized gains	(1.01)	—	(3.78)	(3.03)	(2.88)	(0.30)
Net asset value, end of period	$19.15	$17.82	$15.21	$21.40	$20.49	$22.13
Total investment return[2]	13.40%	17.16%	(11.07)%	20.93%	5.04%	32.57%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.09%[3,5]	1.11%	1.13%[4]	1.10%	1.12%	1.14%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.06%[3,5]	1.07%	1.09%[4]	1.11%[4]	1.13%[4]	1.13%
Net investment loss	(0.60)%[3]	(0.49)%	(0.52)%	(0.61)%	(0.65)%	(0.30)%
Supplemental data:
Net assets, end of period (000's)	$506,785	$469,557	$444,300	$545,517	$474,468	$457,011
Portfolio turnover	43%	93%	98%	88%	94%	60%

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

5  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE International Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.23	$14.19	$15.04	$15.60	$13.96	$11.63
Net investment income[1]	0.02	0.26	0.22	0.20	0.35	0.24
Net realized and unrealized gains (losses)	2.08	2.06	(0.87)	(0.43)	1.56	2.36
Net increase (decrease) from operations	2.10	2.32	(0.65)	(0.23)	1.91	2.60
Dividends from net investment income	(0.31)	(0.28)	(0.20)	(0.33)	(0.27)	(0.27)
Net asset value, end of period	$18.02	$16.23	$14.19	$15.04	$15.60	$13.96
Total investment return[2]	13.09%	16.71%	(4.30)%	(1.38)%	13.78%	22.63%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.75%[3,4]	1.79%[3]	1.86%[3]	1.78%[3]	1.70%	1.42%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.72%[3,4]	1.76%[3]	1.82%[3]	1.75%[3]	1.68%	1.42%[5]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.35%[4]	1.37%	1.38%	1.37%	1.37%	1.42%[5]
Net investment income	0.26%[4]	1.77%	1.61%	1.31%	2.33%	1.84%
Supplemental data:
Net assets, end of period (000's)	$34,152	$31,113	$29,788	$33,882	$57,389	$55,533
Portfolio turnover	42%	81%	80%	79%	86%	36%

Class Y

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.17	$14.14	$15.00	$15.59	$13.95	$11.63
Net investment income[1]	0.04	0.30	0.26	0.25	0.40	0.28
Net realized and unrealized gains (losses)	2.09	2.05	(0.88)	(0.44)	1.55	2.35
Net increase (decrease) from operations	2.13	2.35	(0.62)	(0.19)	1.95	2.63
Dividends from net investment income	(0.36)	(0.32)	(0.24)	(0.40)	(0.31)	(0.31)
Net asset value, end of period	$17.94	$16.17	$14.14	$15.00	$15.59	$13.95
Total investment return[2]	13.31%	17.04%	(4.09)%	(1.09)%	14.10%	22.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.48%[3,4]	1.51%[3]	1.56%[3]	1.51%[3]	1.42%	1.16%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.46%[3,4]	1.48%[3]	1.53%[3]	1.48%[3]	1.40%	1.16%[5]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.08%[4]	1.09%	1.09%	1.10%	1.09%	1.16%[5]
Net investment income	0.53%[4]	2.04%	1.86%	1.64%	2.63%	2.13%
Supplemental data:
Net assets, end of period (000's)	$15,697	$14,726	$15,900	$19,150	$22,915	$20,865
Portfolio turnover	42%	81%	80%	79%	86%	36%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE International Equity Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.89	$13.88	$14.72	$15.29	$13.68	$11.41
Net investment income (loss)[1]	(0.04)	0.14	0.11	0.09	0.23	0.13
Net realized and unrealized gains (losses)	2.04	2.02	(0.86)	(0.43)	1.53	2.31
Net increase (decrease) from operations	2.00	2.16	(0.75)	(0.34)	1.76	2.44
Dividends from net investment income	(0.19)	(0.15)	(0.09)	(0.23)	(0.15)	(0.17)
Net asset value, end of period	$17.70	$15.89	$13.88	$14.72	$15.29	$13.68
Total investment return[2]	12.67%	15.78%	(5.10)%	(2.14)%	12.93%	21.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.54%[3,4]	2.58%[3]	2.65%[3]	2.58%[3]	2.51%	2.26%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.50%[3,4]	2.55%[3]	2.62%[3]	2.55%[3]	2.49%	2.25%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.12%[4]	2.16%	2.17%	2.16%	2.18%	2.25%
Net investment income (loss)	(0.52)%[4]	0.95%	0.83%	0.62%	1.52%	1.01%
Supplemental data:
Net assets, end of period (000's)	$2,201	$2,047	$2,230	$2,744	$2,919	$2,746
Portfolio turnover	42%	81%	80%	79%	86%	36%

Class P

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.13	$14.11	$14.97	$15.56	$13.92	$11.60
Net investment income[1]	0.05	0.31	0.26	0.25	0.40	0.28
Net realized and unrealized gains (losses)	2.08	2.03	(0.88)	(0.44)	1.54	2.35
Net increase (decrease) from operations	2.13	2.34	(0.62)	(0.19)	1.94	2.63
Dividends from net investment income	(0.36)	(0.32)	(0.24)	(0.40)	(0.30)	(0.31)
Net asset value, end of period	$17.90	$16.13	$14.11	$14.97	$15.56	$13.92
Total investment return[2]	13.28%	17.08%	(4.09)%	(1.11)%	14.12%	22.92%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.47%[3,4]	1.51%[3]	1.58%[3]	1.52%[3]	1.45%	1.17%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.45%[3,4]	1.48%[3]	1.54%[3]	1.49%[3]	1.43%	1.17%[5]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.07%[4]	1.09%	1.10%	1.10%	1.11%	1.17%[5]
Net investment income	0.53%[4]	2.10%	1.90%	1.69%	2.63%	2.12%
Supplemental data:
Net assets, end of period (000's)	$1,230,760	$1,104,550	$924,833	$1,016,420	$1,025,757	$863,063
Portfolio turnover	42%	81%	80%	79%	86%	36%

3  Includes interest expense representing less than 0.005%.

4  Annualized.

5  The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.59	$11.41	$11.81	$13.56	$12.29	$11.81
Net investment income (loss)[1]	(0.01)	0.13	0.09	0.09	0.14	0.09
Net realized and unrealized gains (losses)	2.12	2.14	(0.46)	(1.78)	1.17	0.49
Net increase (decrease) from operations	2.11	2.27	(0.37)	(1.69)	1.31	0.58
Dividends from net investment income	(0.14)	(0.09)	(0.03)	(0.06)	(0.04)	(0.10)
Net asset value, end of period	$15.56	$13.59	$11.41	$11.81	$13.56	$12.29
Total investment return[3]	15.62%	19.95%	(3.08)%	(12.50)%	10.71%	4.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.78%[4,5]	1.80%[4]	1.90%[4]	1.77%[4]	1.80%	1.82%
Expenses after fee waivers and/or expense reimbursements	1.70%[4,5]	1.75%[4]	1.80%[4]	1.67%[4]	1.69%	1.75%
Net investment income (loss)	(0.15)%[5]	1.06%	0.86%	0.67%	1.14%	0.72%
Supplemental data:
Net assets, end of period (000's)	$4,366	$4,076	$3,931	$4,707	$17,200	$16,810
Portfolio turnover	37%	65%	65%	63%	74%	158%

Class Y

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.70	$11.51	$11.97	$13.82	$12.53	$12.03
Net investment income[1]	0.01	0.16	0.12	0.15	0.18	0.12
Net realized and unrealized gains (losses)	2.14	2.15	(0.47)	(1.84)	1.18	0.51
Net increase (decrease) from operations	2.15	2.31	(0.35)	(1.69)	1.36	0.63
Dividends from net investment income	(0.17)	(0.12)	(0.11)	(0.16)	(0.07)	(0.13)
Net asset value, end of period	$15.68	$13.70	$11.51	$11.97	$13.82	$12.53
Total investment return[3]	15.83%	20.21%	(2.80)%	(12.30)%	10.94%	5.13%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.52%[4,5]	1.54%[4]	1.63%[4]	1.53%[4]	1.55%	1.58%
Expenses after fee waivers and/or expense reimbursements	1.45%[4,5]	1.50%[4]	1.54%[4]	1.44%[4]	1.44%	1.51%
Net investment income	0.09%[5]	1.30%	1.14%	1.15%	1.37%	0.94%
Supplemental data:
Net assets, end of period (000's)	$8,972	$7,795	$7,923	$8,767	$11,978	$12,835
Portfolio turnover	37%	65%	65%	63%	74%	158%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE International Emerging Markets Equity Investments

Financial highlights (continued)

Class C

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.53	$10.52	$10.93	$12.61	$11.48	$11.04
Net investment income (loss)[1]	(0.06)	0.03	0.01	0.03	0.04	(0.00)[2]
Net realized and unrealized gains (losses)	1.95	1.99	(0.42)	(1.68)	1.09	0.44
Net increase (decrease) from operations	1.89	2.02	(0.41)	(1.65)	1.13	0.44
Dividends from net investment income	(0.04)	(0.01)	—	(0.03)	—	—
Net asset value, end of period	$14.38	$12.53	$10.52	$10.93	$12.61	$11.48
Total investment return[3]	15.16%	19.04%	(3.75)%	(13.17)%	9.93%	3.99%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.53%[4,5]	2.55%[4]	2.65%[4]	2.50%[4]	2.55%	2.57%
Expenses after fee waivers and/or expense reimbursements	2.45%[4,5]	2.50%[4]	2.55%[4]	2.41%[4]	2.44%	2.49%
Net investment income (loss)	(0.90)%[5]	0.29%	0.12%	0.21%	0.37%	(0.04)%
Supplemental data:
Net assets, end of period (000's)	$1,463	$1,355	$1,337	$1,661	$2,079	$2,201
Portfolio turnover	37%	65%	65%	63%	74%	158%

Class P

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.63	$11.45	$11.91	$13.75	$12.47	$11.98
Net investment income[1]	0.01	0.16	0.12	0.16	0.18	0.12
Net realized and unrealized gains (losses)	2.13	2.14	(0.47)	(1.85)	1.17	0.47
Net increase (decrease) from operations	2.14	2.30	(0.35)	(1.69)	1.35	0.59
Dividends from net investment income	(0.17)	(0.12)	(0.11)	(0.15)	(0.07)	(0.10)
Net asset value, end of period	$15.60	$13.63	$11.45	$11.91	$13.75	$12.47
Total investment return[3]	15.77%	20.18%	(2.82)%	(12.33)%	10.86%	4.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.55%[4,5]	1.59%[4]	1.69%[4]	1.56%[4]	1.64%	1.75%
Expenses after fee waivers and/or expense reimbursements	1.45%[4,5]	1.50%[4]	1.60%[4]	1.47%[4]	1.53%	1.67%
Net investment income	0.10%[5]	1.33%	1.10%	1.18%	1.37%	0.92%
Supplemental data:
Net assets, end of period (000's)	$510,454	$454,178	$394,346	$417,751	$450,438	$334,525
Portfolio turnover	37%	65%	65%	63%	74%	158%

4  Includes interest expense representing less than 0.005%.

5  Annualized.

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$7.69	$8.03	$7.51	$7.33	$6.52	$6.05
Net investment income[1]	0.12	0.17	0.13	0.16	0.10	0.08
Net realized and unrealized gains (losses)	0.13	(0.21)	0.58	0.02	0.83	0.65
Net increase (decrease) from operations	0.25	(0.04)	0.71	0.18	0.93	0.73
Dividends from net investment income	(0.27)	(0.30)	(0.19)	—	(0.12)	(0.26)
Distributions from net realized gains	(0.04)	—	—	—	—	—
Total dividends and distributions	(0.31)	(0.30)	(0.19)	—	(0.12)	(0.26)
Net asset value, end of period	$7.63	$7.69	$8.03	$7.51	$7.33	$6.52
Total investment return[2]	3.23%	(0.15)%	9.86%	2.46%	14.56%	12.24%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.53%[3,4]	1.54%[4]	1.65%	1.59%	1.59%	1.56%
Expenses after fee waivers and/or expense reimbursements	1.45%[3,4]	1.46%[4]	1.45%	1.45%	1.45%	1.45%
Net investment income	2.99%[3]	2.28%	1.79%	2.21%	1.55%	1.19%
Supplemental data:
Net assets, end of period (000's)	$386	$458	$373	$363	$5,692	$5,233
Portfolio turnover	35%	98%	75%	102%	53%	92%

Class C

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$7.35	$7.69	$7.21	$7.29	$6.48	$6.00
Net investment income[1]	0.09	0.12	0.08	0.06	0.05	0.03
Net realized and unrealized gains (losses)	0.12	(0.21)	0.56	0.06	0.83	0.65
Net increase (decrease) from operations	0.21	(0.09)	0.64	0.12	0.88	0.68
Dividends from net investment income	(0.19)	(0.25)	(0.16)	(0.20)	(0.07)	(0.20)
Distributions from net realized gains	(0.04)	—	—	—	—	—
Total dividends and distributions	(0.23)	(0.25)	(0.16)	(0.20)	(0.07)	(0.20)
Net asset value, end of period	$7.33	$7.35	$7.69	$7.21	$7.29	$6.48
Total investment return[2]	2.84%	(0.96)%	9.11%	1.58%	13.77%	11.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.24%[3,4]	2.22%[4]	2.26%	2.24%	2.30%	2.27%
Expenses after fee waivers and/or expense reimbursements	2.20%[3,4]	2.21%[4]	2.20%	2.20%	2.20%	2.20%
Net investment income	2.50%[3]	1.63%	1.11%	0.79%	0.78%	0.40%
Supplemental data:
Net assets, end of period (000's)	$173	$252	$319	$340	$272	$222
Portfolio turnover	35%	98%	75%	102%	53%	92%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Global Real Estate Securities Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$7.42	$7.76	$7.28	$7.35	$6.53	$6.06
Net investment income[1]	0.12	0.19	0.14	0.14	0.12	0.10
Net realized and unrealized gains (losses)	0.14	(0.21)	0.56	0.05	0.84	0.65
Net increase (decrease) from operations	0.26	(0.02)	0.70	0.19	0.96	0.75
Dividends from net investment income	(0.30)	(0.32)	(0.22)	(0.26)	(0.14)	(0.28)
Distributions from net realized gains	(0.04)	—	—	—	—	—
Total dividends and distributions	(0.34)	(0.32)	(0.22)	(0.26)	(0.14)	(0.28)
Net asset value, end of period	$7.34	$7.42	$7.76	$7.28	$7.35	$6.53
Total investment return[2]	3.26%	0.19%	10.13%	2.59%	15.00%	12.57%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.56%[3,4]	1.58%[4]	1.59%	1.56%	1.63%	1.52%
Expenses after fee waivers and/or expense reimbursements	1.20%[3,4]	1.21%[4]	1.20%	1.20%	1.20%	1.20%
Net investment income	3.22%[3]	2.58%	2.07%	1.83%	1.79%	1.47%
Supplemental data:
Net assets, end of period (000's)	$141,015	$140,262	$151,565	$148,096	$145,067	$116,509
Portfolio turnover	35%	98%	75%	102%	53%	92%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE Alternative Strategies Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.71	$10.49	$11.10	$10.62	$10.21	$9.35
Net investment loss[1]	(0.01)	(0.07)	(0.06)	(0.08)	(0.09)	(0.05)
Net realized and unrealized gains (losses)	0.44	0.29	(0.32)	0.56	0.70	0.95
Net increase (decrease) from operations	0.43	0.22	(0.38)	0.48	0.61	0.90
Dividends from net investment income	—	—	(0.23)	—	(0.20)	(0.04)
Net asset value, end of period	$11.14	$10.71	$10.49	$11.10	$10.62	$10.21
Total investment return[2]	3.92%	2.19%	(3.47)%	4.52%	5.99%	9.54%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.28%[3]	2.26%	2.02%	1.93%	1.97%	2.01%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.20%[3]	2.17%	1.95%	1.88%	1.99%[4]	1.98%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.76%[3]	1.75%	1.79%	1.81%	1.88%[4]	1.90%[4]
Net investment loss	(0.23)%[3]	(0.71)%	(0.53)%	(0.74)%	(0.89)%	(0.49)%
Supplemental data:
Net assets, end of period (000's)	$8,308	$8,702	$9,800	$7,408	$77,331	$53,728
Portfolio turnover	144%	292%	221%	165%	114%	140%

Class Y

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.65	$10.42	$11.12	$10.71	$10.30	$9.43
Net investment loss[1]	(0.00)[6]	(0.06)	(0.02)	(0.05)	(0.07)	(0.03)
Net realized and unrealized gains (losses)	0.44	0.29	(0.31)	0.56	0.70	0.97
Net increase (decrease) from operations	0.44	0.23	(0.33)	0.51	0.63	0.94
Dividends from net investment income	—	—	(0.37)	(0.10)	(0.22)	(0.07)
Net asset value, end of period	$11.09	$10.65	$10.42	$11.12	$10.71	$10.30
Total investment return[2]	3.94%	2.40%	(2.99)%	4.82%	6.18%	9.89%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.08%[3]	2.06%	1.69%	1.72%	1.74%	1.77%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.00%[3]	1.96%	1.62%	1.68%[4]	1.75%[4]	1.73%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.56%[3]	1.57%	1.48%	1.60%	1.63%[4]	1.65%[4]
Net investment loss	(0.01)%[3]	(0.54)%	(0.17)%	(0.43)%	(0.65)%	(0.25)%
Supplemental data:
Net assets, end of period (000's)	$587	$646	$1,926	$2,449	$4,629	$2,732
Portfolio turnover	144%	292%	221%	165%	114%	140%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Alternative Strategies Investments

Financial highlights (concluded)

Class C

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.05	$9.93	$10.66	$10.29	$9.90	$9.09
Net investment loss[1]	(0.05)	(0.15)	(0.13)	(0.14)	(0.16)	(0.11)
Net realized and unrealized gains (losses)	0.42	0.27	(0.30)	0.53	0.67	0.92
Net increase (decrease) from operations	0.37	0.12	(0.43)	0.39	0.51	0.81
Dividends from net investment income	—	—	(0.30)	(0.02)	(0.12)	—
Net asset value, end of period	$10.42	$10.05	$9.93	$10.66	$10.29	$9.90
Total investment return[2]	3.48%	1.41%	(4.08)%	3.81%	5.18%	8.79%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	3.04%[3]	3.02%	2.75%	2.67%	2.71%	2.72%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.96%[3]	2.92%	2.68%	2.60%	2.70%	2.70%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.52%[3]	2.51%	2.52%	2.52%	2.58%	2.62%
Net investment loss	(1.01)%[3]	(1.47)%	(1.27)%	(1.37)%	(1.60)%	(1.20)%
Supplemental data:
Net assets, end of period (000's)	$7,912	$9,363	$12,398	$9,385	$6,346	$4,827
Portfolio turnover	144%	292%	221%	165%	114%	140%

Class P

	Six months ended January 31, 2018	Years ended July 31,
	(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.61	$10.38	$11.09	$10.69	$10.27	$9.41
Net investment income (loss)[1]	0.00[6]	(0.05)	(0.03)	(0.04)	(0.07)	(0.02)
Net realized and unrealized gains (losses)	0.45	0.28	(0.31)	0.55	0.71	0.95
Net increase (decrease) from operations	0.45	0.23	(0.34)	0.51	0.64	0.93
Dividends from net investment income	—	—	(0.37)	(0.11)	(0.22)	(0.07)
Net asset value, end of period	$11.06	$10.61	$10.38	$11.09	$10.69	$10.27
Total investment return[2]	4.04%	2.41%	(3.13)%	4.79%	6.27%	9.93%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.05%[3]	2.04%	1.77%	1.69%	1.74%[5]	1.74%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.97%[3]	1.94%	1.69%	1.62%	1.74%[4,5]	1.71%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.53%[3]	1.52%	1.53%	1.54%	1.62%[4]	1.63%
Net investment loss	0.02%[3]	(0.48)%	(0.30)%	(0.38)%	(0.64)%	(0.21)%
Supplemental data:
Net assets, end of period (000's)	$669,302	$650,347	$712,676	$782,683	$611,399	$493,524
Portfolio turnover	144%	292%	221%	165%	114%	140%

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

5  The ratios after and before fee waivers and/or expense reimbursements by and recoupments to manager are the same since the recoupments to manager represent less than 0.01%.

6  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies: PACE Government Money Market Investments, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments (formerly, PACE International Fixed Income Investments), PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios"). Each of the Portfolios is classified as a diversified investment company for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager and administrator for the Portfolios and also as the investment advisor for PACE Government Money Market Investments and a portion of PACE Alternative Strategies Investments' assets. Subject to the approval and oversight of the Portfolios' Board of Trustees (the "Board"), UBS AM selects and oversees other investment subadvisors, who provide advisory services for the other Portfolios. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Portfolios. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

Each Portfolio currently offers Class A, Class C, Class Y, and Class P shares, with the exception of PACE Government Money Market Investments, which currently offers Class P shares only, and PACE Global Real Estate Securities Investments, which, effective January 25, 2018, only offers Class A, Class C, and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program and certain other advisory programs offered through select sponsors, except that PACE Government Money Market Investments shares are also available to participants in the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PACE Government Money Market Investments attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share. In addition, by operating as a "government money market fund", the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Portfolio's Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In August 2014, the FASB issued Accounting Standard Update No. 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): "Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern" ("ASU 2014-15"). The update provides guidance about management's responsibility to evaluate whether there is substantial doubt about the entity's ability to continue as a going concern and to provide related footnote disclosure. Management has evaluated relevant conditions and events, which are known and reasonably knowable, and has determined that there are no conditions and events that raise substantial doubt about the Portfolios' ability to continue as a going concern.

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017. Management has assessed the impact of these regulatory developments and the changes are incorporated within the financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Portfolios in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Valuation of investments

Each Portfolio generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Portfolios do not price their shares, on most national holidays and Good Friday. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is not open, the value of a Portfolio's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern Time, a Portfolio's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Portfolio calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Under Rule 2a-7 under the 1940 Act, PACE Government Money Market Investments has adopted a policy to operate as a "government money market fund". Under Rule 2a-7 under the 1940 Act, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", PACE Government Money Market Investments values its investments at amortized cost unless the Fund's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

Each Portfolio (other than PACE Government Money Market Investments) calculates its net asset value based on the current market value, where available, for its portfolio investments. The Portfolios normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker- dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Portfolios invest are traded in markets that close before 4:00 p.m., Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern Time, will not be reflected in a Portfolio's net asset value. However, if any of the Portfolios determine that such developments are so significant that they will materially affect the value of the Portfolio's investments, the Portfolio may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Portfolios may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Portfolio's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, Fair Value

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Notes to financial statements (unaudited)

Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps are valued using prices from the counterparty clearing houses.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") (formerly UBS AM Global Valuation Committee or GVC) the responsibility for making fair value determinations with respect to the Portfolios' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Portfolio's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

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A fair value hierarchy table has been included near the end of each Portfolio's Portfolio of investments.

Investments

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks.

Each Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolios potentially exposed to a fee for uninvested cash held in a business account at a bank.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. At the period ended January 31, 2018, there were no reverse repurchase agreements outstanding.

Securities traded on to-be-announced basis—Certain Portfolios may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase

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price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the period ended January 31, 2018, only PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments utilized treasury roll transactions.

Mortgage-backed securities—Certain Portfolios may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only

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("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Asset-backed securities—Certain Portfolios may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Loan assignments and participations—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its subadvisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Short sales "against the box"—Each Portfolio (other than PACE Government Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sale transactions of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). A Portfolio might make a short sale "against the box" to hedge against market risks when its subadvisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio.

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. Any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the

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Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expense, in connection with opening, maintaining and closing short sales "against the box". These dividends and interest are booked as an expense or liability to the Portfolio.

Uncovered short sales—PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio will realize a gain if the security declines in price between those same dates. Each Portfolio segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Portfolio.

Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Portfolio's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Portfolio. In addition, PACE Large Co Value Equity Investments and PACE International Equity Investments may invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing each Portfolio's return and loss potential. PACE Large Co Value Equity Investments and PACE International Equity Investments may also engage in short sale transactions that are effected through their custodian and may deliver cash received in connection with its securities lending activity to the custodian as collateral to secure the short sale transactions.

For the six months ended January 31, 2018, PACE Global Real Estate Securities Investments did not engage in uncovered short sale transactions.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Portfolio's portfolio footnotes.

Derivative instruments

Purchased options—Certain Portfolios may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which

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Notes to financial statements (unaudited)

expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—Certain Portfolios may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Portfolio has written, is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Portfolio has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, a Portfolio bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Portfolios trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Portfolios would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At January 31, 2018, PACE Mortgage-Backed Securities Fixed Income Investments and PACE Alternative Strategies Investments had a maximum payout amounts of approximately $12,445,700 and $34,221,340, respectively, relating to written put option contracts.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Portfolio, depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts, payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on

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futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Portfolio will not achieve the anticipated benefits of the futures contract or may realize a loss.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts as part of their investment objective, for purposes of risk management or to hedge the US dollar value of portfolio securities denominated in a particular currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Swap agreements—Certain Portfolios may engage in swap agreements, including, but not limited to, interest rate, credit default, total return and variance swap agreements. A Portfolio expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Portfolios accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Portfolios may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Portfolio typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the

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counterparty, and the Portfolio would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Portfolio is the seller of protection are disclosed under the sections "Credit default swap agreements on credit indices—sell protection" and "Credit default swap agreements on corporate and sovereign issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or volatility strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the realized price variance of the underlying asset is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio's subadviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolio will be less favorable than it would have been if this investment technique was never used. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Portfolio's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended January 31, 2018.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of January 31, 2018 is reflected in the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2018, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$407,407	$—	$—	$—	$407,407
Swap agreements	2,467,315	—	—	—	2,467,315
Total value	$2,874,722	$—	$—	$—	$2,874,722

Table footnotes begin on page 319

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions written	$(105,227)	$—	$—	$—	$(105,227)
Swap agreements	(7,904)	—	—	—	(7,904)
Total value	$(113,131)	$—	$—	$—	$(113,131)

Table footnotes begin on page 319

During the period ended January 31, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Net realized gain (loss)[3]
Options and swaptions purchased	$(14,335)	$—	$—	$—	$(14,335)
Options and swaptions written	381,152	—	—	—	381,152
Swap agreements	(306,756)	—	—	—	(306,756)
Total net realized gain (loss)	$60,061	$—	$—	$—	$60,061
Net change in unrealized appreciation (depreciation)[4]
Options and swaptions purchased	$138,822	$—	$—	$—	$138,822
Options and swaptions written	(20,329)	—	—	—	(20,329)
Swap agreements	2,073,999	—	—	—	2,073,999
Net change in appreciation (depreciation)	$2,192,492	$—	$—	$—	$2,192,492

Table footnotes begin on page 319

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Futures contracts	$352,318	$—	$—	$—	$352,318
Forward foreign currency contracts	—	102,435	—	—	102,435
Options and swaptions purchased	565,014	320,034	—	—	885,048
Swap agreements	215,844	—	216,288	—	432,132
Total value	$1,133,176	$422,469	$216,288	$—	$1,771,933

Table footnotes begin on page 319

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Futures contracts	$(1,202,139)	$—	$—	$—	$(1,202,139)
Forward foreign currency contracts	—	(214,229)	—	—	(214,229)
Options and swaptions written	(488,685)	(234,452)	—	—	(723,137)
Swap agreements	(75,419)	—	—	—	(75,419)
Total value	$(1,766,243)	$(448,681)	$—	$—	$(2,214,924)

Table footnotes begin on page 319

During the period ended January 31, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Net realized gain (loss)[3]
Futures	$(409,318)	$—	$—	$—	$(409,318)
Forward foreign currency contracts	—	(480,371)	—	—	(480,371)
Options and swaptions purchased	—	(636,517)	—	—	(636,517)
Options and swaptions written	8,553	555,287	—	—	563,840
Swap agreements	29,181	—	51,416	—	80,597
Total net realized gain (loss)	$(371,584)	$(561,601)	$51,416	$—	$(881,769)
Net change in unrealized appreciation (depreciation)[4]
Futures	$(842,995)	$—	$—	$—	$(842,995)
Forward foreign currency contracts	—	(150,280)	—	—	(150,280)
Options and swaptions purchased	9,420	27,295	—	—	36,715
Options and swaptions written	(220,042)	(8,142)	—	—	(228,184)
Swap agreements	99,566	—	20,064	—	119,630
Net change in appreciation (depreciation)	$(954,051)	$(131,127)	$20,064	$—	$(1,065,114)

Table footnotes begin on page 319

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Futures contracts	$411,905	$81,139	$—	$—	$493,044
Forward foreign currency contracts	—	1,312,834	—	—	1,312,834
Options and swaptions purchased	217,982	—	—	—	217,982
Swap agreements	1,573,734	—	4,427,954	—	6,001,688
Total value	$2,203,621	$1,393,973	$4,427,954	$—	$8,025,548

Table footnotes begin on page 319

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Futures contracts	$(361,230)	$(27,798)	$—	$—	$(389,028)
Forward foreign currency contracts	—	(4,945,070)	—	—	(4,945,070)
Options and swaptions written	(191,574)	—	—	—	(191,574)
Swap agreements	(453,674)	—	(783,141)	—	(1,236,815)
Total value	$(1,006,478)	$(4,972,868)	$(783,141)	$—	$(6,762,487)

Table footnotes begin on page 319

During the period ended January 31, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Net realized gain (loss)[3]
Futures	$(5,350,907)	$(108,191)	$—	$—	$(5,459,098)
Forward foreign currency contracts	—	(451,428)	—	—	(451,428)
Options and swaptions purchased	14,643	—	—	—	14,643
Options and swaptions written	47,539	556,336	—	—	603,875
Swap agreements	799,800	—	640,086	—	1,439,886
Total net realized gain (loss)	$(4,488,925)	$(3,283)	$640,086	$—	$(3,852,122)
Net change in unrealized appreciation (depreciation)[4]
Futures	$(941,293)	$79,502	$—	$—	$(861,791)
Forward foreign currency contracts	—	(3,260,429)	—	—	(3,260,429)
Options and swaptions purchased	74,456	—	—	—	74,456
Options and swaptions written	(122,968)	(276,998)	—	—	(399,966)
Swap agreements	2,134,149	—	1,027,110	—	3,161,259
Net change in appreciation (depreciation)	$1,144,344	$(3,457,925)	$1,027,110	$—	$(1,286,471)

Table footnotes begin on page 319

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Futures contracts	$1,001,599	$—	$—	$—	$1,001,599
Forward foreign currency contracts	—	4,299,072	—	—	4,299,072
Total value	$1,001,599	$4,299,072	$—	$—	$5,300,671

Table footnotes begin on page 319

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Futures contracts	$(553,691)	$—	$—	$—	$(553,691)
Forward foreign currency contracts	—	(4,795,121)	—	—	(4,795,121)
Total value	$(553,691)	$(4,795,121)	$—	$—	$(5,348,812)

Table footnotes begin on page 319

During the period ended January 31, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Net realized gain (loss)[3]
Futures	$853,716	$—	$—	$—	$853,716
Forward foreign currency contracts	—	1,185,057	—	—	1,185,057
Total net realized gain (loss)	$853,716	$1,185,057	$—	$—	$2,038,773
Net change in unrealized appreciation (depreciation)[4]
Futures	$141,588	$—	$—	$—	$141,588
Forward foreign currency contracts	—	(608,824)	—	—	(608,824)
Net change in appreciation (depreciation)	$141,588	$(608,824)	$—	$—	$(467,236)

Table footnotes begin on page 319

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Forward foreign currency contracts	$—	$22,239	$—	$—	$22,239

Table footnotes begin on page 319

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Forward foreign currency contracts	$—	$(3,104,266)	$—	$—	$(3,104,266)

Table footnotes begin on page 319

During the period ended January 31, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$(2,077,795)	$—	$—	$(2,077,795)
Net change in unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$—	$341,957	$—	$—	$341,957

Table footnotes begin on page 319

PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the period ended January 31, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE International Equity Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$(35,476)	$—	$—	$(35,476)

Table footnotes begin on page 319

During the period ended January 31, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE International Emerging Markets Equity Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$(454)	$—	$—	$(454)

Table footnotes begin on page 319

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Futures contracts	$2,173,410	$—	$—	$3,649,750	$5,823,160
Forward foreign currency contracts	—	29,885,794	—	—	29,885,794
Options and swaptions purchased	6,179,210	2,041,730	—	4,390,089	12,611,029
Swap agreements	2,944,178	—	1,597,010	1,937,288	6,478,476
Total value	$11,296,798	$31,927,524	$1,597,010	$9,977,127	$54,798,459

Table footnotes begin on page 319

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Futures contracts	$(550,959)	$—	$—	$(2,138,927)	$(2,689,886)
Forward foreign currency contracts	—	(36,355,751)	—	—	(36,355,751)
Options and swaptions written	(4,331,106)	—	—	(476,855)	(4,807,961)
Swap agreements	(2,586,067)	—	—	(1,747,969)	(4,334,036)
Total value	$(7,468,132)	$(36,355,751)	$—	$(4,363,751)	$(48,187,634)

Table footnotes begin on page 319

PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the period ended January 31, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Net realized gain (loss)[3]
Futures	$(1,818,865)	$—	$—	$1,879,076	$60,211
Forward foreign currency contracts	—	(4,293,193)	—	—	(4,293,193)
Options and swaptions purchased	—	(887,001)	—	(929,612)	(1,816,613)
Options and swaptions written	—	122,960	—	940,281	1,063,241
Swap agreements	(414,152)	—	1,092,524	(533,827)	144,545
Total net realized gain (loss)	$(2,233,017)	$(5,057,234)	$1,092,524	$1,355,918	$(4,841,809)
Net change in unrealized appreciation (depreciation)[4]
Futures	$2,129,176	$—	$—	$1,665,097	$3,794,273
Forward foreign currency contracts	—	(3,048,990)	—	—	(3,048,990)
Options and swaptions purchased	398,340	(1,666,604)	—	3,418,404	2,150,140
Options and swaptions written	(1,042,345)	—	—	(175,204)	(1,217,549)
Swap agreements	752,174	—	(201,862)	1,613,262	2,163,574
Net change in appreciation (depreciation)	$2,237,345	$(4,715,594)	$(201,862)	$6,521,559	$3,841,448

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown using unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centreally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gains (losses) from futures, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) of options and swaptions purchased is shown in the Statement of operations in net realized gains (losses) from investments.

4  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation of futures, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net change in unrealized appreciation/depreciation of options and swaptions purchased is shown in the Statement of operations in net change in unrealized appreciation/depreciation of investments.

Offsetting of certain derivatives—The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Options and swaptions purchased	$407,407	$—
Options and swaptions written	—	(105,227)
Swap agreements[1]	2,467,315	(7,904)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,874,722	(113,131)
Derivatives not subject to MNA or similar agreements	(2,466,319)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$408,403	$(113,131)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Mortgage-Backed Securities Fixed Income Investments

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Collateral Received[2]	Net Amount of Assets
CITI	$346,517	$(30,344)	$(316,173)	$—
GS	43,018	—	—	43,018
JPMCB	18	(18)	—	—
MSCI	18,850	—	(18,850)	—
Total	$408,403	$(30,362)	$(335,023)	$43,018
Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[2]	Net Amount of Liabilities
CITI	$(30,344)	$30,344	$—	$—
CSI	(41,111)	—	—	(41,111)
DB	(6,470)	—	—	(6,470)
JPMCB	(35,206)	18	25,059	(10,129)
Total	$(113,131)	$30,362	$25,059	$(57,710)

Table footnotes begin on page 325.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Intermediate Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$102,435	$(214,229)
Futures contracts[1]	352,318	(1,202,139)
Options and swaptions purchased	885,048	—
Options and swaptions written	—	(723,137)
Swap agreements[1]	432,132	(75,419)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,771,933	(2,214,924)
Derivatives not subject to MNA or similar agreements	(568,162)	1,277,558
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,203,771	$(937,366)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Intermediate Fixed Income Investments

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Collateral Received[2]	Net Amount of Assets
ANZ	$12,462	$—	$—	$12,462
BOA	426,833	(259,039)	—	167,794
CITI	54,436	(50,012)	—	4,424
CSI	45,247	(45,247)	—	—
GS	439,243	(319,371)	—	119,872
GSI	11,035	—	—	11,035
JPMCB	14,827	(14,827)	—	—
MSCI	199,017	—	—	199,017
RBC	671	—	—	671
Total	$1,203,771	$(688,496)	$—	$515,275
Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[2]	Net Amount of Liabilities
BB	$(73,791)	$—	$—	$(73,791)
BNP	(41,903)	—	—	(41,903)
BOA	(259,039)	259,039	—	—
CITI	(50,012)	50,012	—	—
CSI	(167,876)	45,247	—	(122,629)
GS	(319,371)	319,371	—	—
HSBC	(3,397)	—	—	(3,397)
JPMCB	(21,977)	14,827	—	(7,150)
Total	$(937,366)	$688,496	$—	$(248,870)

Table footnotes begin on page 325

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Strategic Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$1,312,834	$(4,945,070)
Futures contracts[1]	493,044	(389,028)
Options and swaptions purchased	217,982	—
Options and swaptions written	—	(191,574)
Swap agreements[1]	6,001,688	(1,236,815)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	8,025,548	(6,762,487)
Derivatives not subject to MNA or similar agreements	(6,357,078)	1,625,843
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,668,470	$(5,136,644)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Strategic Fixed Income Investments

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Collateral Received[2]	Net Amount of Assets
BNP	$286,605	$(21,582)	$(265,023)	$—
BOA	26,168	(26,168)	—	—
CITI	226,141	(226,141)	—	—
CSI	80,624	—	—	80,624
DB	143,860	(143,860)	—	—
GS	35,677	—	—	35,677
GSB	42,650	(42,650)	—	—
GSI	183,748	(183,748)	—	—
HSBC	126,098	(126,098)	—	—
JPMCB	276,383	(185,773)	(90,610)	—
MSCI	240,516	(110,078)	(29,000)	101,438
Total	$1,668,470	$(1,066,098)	$(384,633)	$217,739

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[2]	Net Amount of Liabilities
BNP	$(21,582)	$21,582	$—	$—
BOA	(1,184,309)	26,168	—	(1,158,141)
CITI	(2,055,716)	226,141	—	(1,829,575)
DB	(145,013)	143,860	—	(1,153)
GSB	(81,496)	42,650	—	(38,846)
GSI	(731,116)	183,748	—	(547,368)
HSBC	(621,561)	126,098	—	(495,463)
JPMCB	(185,773)	185,773	—	—
MSCI	(110,078)	110,078	—	—
Total	$(5,136,644)	$1,066,098	$—	$(4,070,546)

Table footnotes begin on page 325

At January 31, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Global Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$4,299,072	$(4,795,121)
Futures contracts[1]	1,001,599	(553,691)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	5,300,671	(5,348,812)
Derivatives not subject to MNA or similar agreements	(5,300,671)	5,348,812
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Table footnotes begin on page 325

At January 31, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE High Yield Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$22,239	$(3,104,266)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	22,239	(3,104,266)
Derivatives not subject to MNA or similar agreements	(22,239)	3,104,266
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Table footnotes begin on page 325

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Alternative Strategies Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$29,885,794	$(36,355,751)
Futures contracts[1]	5,823,160	(2,689,886)
Options and swaptions purchased	12,611,029	—
Options and swaptions written	—	(4,807,961)
Swap agreements[1]	6,478,476	(4,334,036)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	54,798,459	(48,187,634)
Derivatives not subject to MNA or similar agreements	(13,819,142)	5,275,953
Total gross amount of assets and liabilities subject to MNA or similar agreements	$40,979,317	$(42,911,681)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Alternative Strategies Investments

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Collateral Received[2]	Net Amount of Assets
ANZ	$2,735,897	$(1,599,353)	$(1,136,544)	$—
BB	7,543,033	(5,827,575)	—	1,715,458
BNP	2,041,714	(887,756)	—	1,153,958
BOA	208,706	(208,706)	—	—
CITI	6,572,115	(4,934,602)	(265,000)	1,372,513
DB	324,621	(324,621)	—	—
GS	4,853,963	(4,357,788)	—	496,175
GSI	2,393,227	(2,393,227)	—	—
JPMCB	4,678,190	(4,678,190)	—	—
MSCI	7,919,170	(7,919,170)	—	—
RBS	7,394	(7,394)	—	—
SG	1,701,287	(1,441,826)	—	259,461
Total	$40,979,317	$(34,580,208)	$(1,401,544)	$4,997,565

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[2]	Net Amount of liabilities
ANZ	$(1,599,353)	$1,599,353	$—	$—
BB	(5,827,575)	5,827,575	—	—
BNP	(887,756)	887,756	—	—
BOA	(915,657)	208,706	—	(706,951)
CITI	(4,934,602)	4,934,602	—	—
DB	(784,707)	324,621	—	(460,086)
GS	(4,357,788)	4,357,788	—	—
GSI	(4,695,031)	2,393,227	—	(2,301,804)
JPMCB	(4,737,355)	4,678,190	59,165	—
MSCI	(12,670,824)	7,919,170	223,018	(4,528,636)
RBS	(59,207)	7,394	—	(51,813)
SG	(1,441,826)	1,441,826	—	—
Total	$(42,911,681)	$34,580,208	$282,183	$(8,049,290)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, each Portfolio paid UBS AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of January 31, 2018:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Government Money Market Investments	0.350%
PACE Mortgage-Backed Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Strategic Fixed Income Investments	0.650% up to $250 million
0.600% above $250 million up to $500 million
0.575% above $500 million up to $750 million
0.550% above $750 million up to $1 billion
0.525% above $1 billion up to $1.25 billion
0.500% above $1.25 billion
PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Global Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion
PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion
PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

Under separate Subdvisory Agreements, with the exception of PACE Government Money Market Investments, UBS AM (not the Portfolios) pays the following investment subadvisors a fee from the investment management and administration fees which UBS AM receives, which is accrued daily and paid monthly:

Portfolio	Investment subadvisor
PACE Mortgage-Backed Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.
PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC Neuberger Berman Investment Advisers LLC
PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC
PACE Global Fixed Income Investments	J.P. Morgan Investment Management Inc.
PACE High Yield Investments	Nomura Corporate Research and Asset Management, Inc.
PACE Large Co Value Equity Investments	Los Angeles Capital Management and Equity Research, Inc. River Road Asset Management, LLC Pzena Investment Management, LLC Boston Partners Global Investors Inc.
PACE Large Co Growth Equity Investments	Jackson Square Partners, LLC J.P. Morgan Investment Management Inc. Mar Vista Investment Partners, LLC
PACE Small/Medium Co Value Equity Investments	Kayne Anderson Rudnick Investment Management, LLC Sapience Investments, LLC Systematic Financial Management, L.P. Huber Capital Management LLC
PACE Small/Medium Co Growth Equity Investments	LMCG Investments, LLC Riverbridge Partners, LLC Timpani Capital Management LLC
PACE International Equity Investments	Robert W. Baird & Co. Incorporated Los Angeles Capital Management and Equity Research, Inc. Mondrian Investment Partners Ltd.
PACE International Emerging Markets Equity Investments	LMCG Investments, LLC Mondrian Investment Partners Ltd. William Blair & Company L.L.C
PACE Global Real Estate Securities Investments	Brookfield Investment Management Inc.
PACE Alternative Strategies Investments[1]	Analytic Investors, LLC
AQR Capital Management LLC
Aviva Investors America LLC
First Quadrant L.P.
PCJ Investment Counsel Ltd.
Sirios Capital Management, L.P.
Standard Life Investments (Corporate Funds) Limited
Principal Global Investors, LLC
Kettle Hill Capital Management, LLC

1  UBS Asset Management (Americas) Inc. has the authority to allocate a portion of the Portfolio's assets to unaffiliated actively- and passively-managed pooled investment vehicles and index futures.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2018, the Portfolios owe UBS AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to UBS AM
PACE Government Money Market Investments	$27,532
PACE Mortgage-Backed Securities Fixed Income Investments	148,145
PACE Intermediate Fixed Income Investments	128,362
PACE Strategic Fixed Income Investments	347,659
PACE Municipal Fixed Income Investments	132,943
PACE Global Fixed Income Investments	183,395
PACE High Yield Investments	196,833
PACE Large Co Value Equity Investments	899,115
PACE Large Co Growth Equity Investments	978,826
PACE Small/Medium Co Value Equity Investments	375,154
PACE Small/Medium Co Growth Equity Investments	358,806
PACE International Equity Investments	947,505
PACE International Emerging Markets Equity Investments	442,374
PACE Global Real Estate Securities Investments	54,944
PACE Alternative Strategies Investments	758,864

UBS AM had entered into a written fee waiver agreement with PACE Mortgage-Backed Securities Fixed Income Investments under which UBS AM was contractually obligated to waive its management fees to the extent necessary to reflect the lower subadvisory fees paid by UBS AM to Pacific Investment Management Company LLC. This waiver was terminated effective December 1, 2017.

UBS AM had agreed to lower its management fee so that the annual fee rate for management services (but not the administrative services) for PACE Global Fixed Income Investments Portfolio did not exceed the following rate: $0 to $500 million—0.600%; in excess of $500 million up to $1 billion—0.575%; and over $1 billion—0.550%. UBS AM had further voluntarily waived its fees in the following amounts for PACE Global Fixed Income Investments and PACE High Yield Investments: 0.100% and 0.100%, respectively, through November 30, 2017. These management fee waivers will not be subject to future recoupment and were terminated effective December 1, 2017.

For the period ended January 31, 2018, UBS AM was contractually obligated to waive as follows:

Management fees waived
PACE Mortgage-Backed Securities Fixed Income Investments	$66,473
PACE Global Fixed Income Investments	221,199
PACE High Yield Investments	127,271

Additionally, PACE Alternative Strategies Investments and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is contractually obligated to waive its management fees to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver agreement may be terminated by the Portfolio's Board at any time and also will be terminated automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. For

PACE Select Advisors Trust

Notes to financial statements (unaudited)

the period ended January 31, 2018, UBS AM was contractually obligated to waive $225,943 in investment management and administration fees. This management fee waiver will not be subject to future recoupment.

With respect to the following Portfolios, UBS AM voluntarily waived its management fees to the extent necessary to reflect lower subadvisory fees paid. This management fee waiver will not be subject to future recoupment and was terminated effective December 1, 2017. For the period ended January 31, 2018, UBS AM voluntarily waived fees of:

Management fees waived
PACE Intermediate Fixed Income Investments	$15,714
PACE High Yield Investments	95,454
PACE Large Co Value Equity Investments	56,044
PACE Large Co Growth Equity Investments	33,676
PACE Small/Medium Co Growth Equity Investments	72,219
PACE International Equity Investments	117,858
PACE Alternative Strategies Investments	50,871

Additionally, with respect to PACE Government Money Market Investments, UBS AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. This management fee waiver will not be subject to future recoupment. For the period ended January 31, 2018, UBS AM did not voluntarily waive and/or reimburse expenses for PACE Government Money Market Investments for that purpose.

UBS AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, relating to short sales, and expenses attributable to investment in other companies, interest, taxes, brokerage commissions and extraordinary expenses) through November 30, 2018 at a level not to exceed the amounts in the table below.

Each Portfolio will repay UBS AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2015, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the period ended January 31, 2018, UBS AM had the following contractual waivers/expense reimbursements, and recoupments. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2021, and recoupments for the period ended January 31, 2018, were as follows:

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Government Money Market Investments	N/A	N/A	N/A	0.60%	$244,492	$—
PACE Mortgage-Backed Securities Fixed Income Investments	0.97%	1.47%	0.72%	0.72	414,788	—
PACE Intermediate Fixed Income Investments	0.93	1.43	0.68	0.68	270,290	—
PACE Strategic Fixed Income Investments	0.96	1.46	0.71	0.71	424,564	—
PACE Municipal Fixed Income Investments[1]	0.82	1.32	0.57	0.57	209,166	—
PACE Global Fixed Income Investments[2]	1.06	1.54	0.90	0.87	188,368	—
PACE High Yield Investments[2]	1.06	1.56	0.88	0.91	119,277	—

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Large Co Value Equity Investments[2]	1.14%	1.89%	0.89%	0.89%	$26	$—
PACE Large Co Growth Equity Investments[2]	1.18	1.93	0.93	0.93	268	—
PACE Small/Medium Co Value Equity Investments[2]	1.29	2.04	1.04	1.04	35,283	—
PACE Small/Medium Co Growth Equity Investments[2]	1.33	2.08	1.08	1.08	49	—
PACE International Equity Investments[2]	1.35	2.10	1.10	1.10	835	—
PACE International Emerging Markets Equity Investments[1]	1.70	2.45	1.45	1.45	241,049	—
PACE Global Real Estate Securities Investments	1.45	2.20	1.20[3]	1.20	251,988	—
PACE Alternative Strategies Investments	1.88	2.63	1.63	1.63	—	—

1  Expense caps in the table above became effective August 1, 2017. Prior to August 1, 2017, expense caps were as follows:

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap
PACE Municipal Fixed Income Investments	0.90%	1.40%	0.65%	0.65%
PACE International Emerging Markets Equity Investments	1.75	2.50	1.50	1.50

2  Expense caps in the table above became effective December 1, 2017. Prior to December 1, 2017, expense caps were as follows:

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap
PACE Global Fixed Income Investments	1.25%	1.75%	1.00%	1.00%
PACE High Yield Investments	1.28	1.78	1.03	1.03
PACE Large Co Value Equity Investments	1.27	2.02	1.02	1.02
PACE Large Co Growth Equity Investments	1.30	2.05	1.05	1.05
PACE Small/Medium Co Value Equity Investments	1.41	2.16	1.16	1.16
PACE Small/Medium Co Growth Equity Investments	1.38	2.13	1.13	1.13
PACE International Equity Investments	1.55	2.30	1.30	1.30

3  Class Y closed as of January 25, 2018.

At January 31, 2018, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2018	Expires July 31, 2019	Expires July 31, 2020	Expires July 31, 2021
PACE Government Money Market Investments	$2,308,187	$685,972	$706,786	$670,937	$244,492
PACE Mortgage-Backed Fixed Income Investments—Class A	107,742	40,449	26,932	23,641	16,720
PACE Mortgage-Backed Fixed Income Investments—Class C	35,728	12,532	10,225	7,603	5,368
PACE Mortgage-Backed Fixed Income Investments—Class Y	279,357	57,441	59,611	105,223	57,082
PACE Mortgage-Backed Fixed Income Investments—Class P	2,237,030	702,169	617,442	581,801	335,618
PACE Intermediate Fixed Income Investments—Class A	59,655	24,173	16,399	12,254	6,829
PACE Intermediate Fixed Income Investments—Class C	5,389	2,177	1,604	1,058	550
PACE Intermediate Fixed Income Investments—Class Y	3,402	997	1,065	881	459
PACE Intermediate Fixed Income Investments—Class P	1,947,495	636,278	555,469	493,296	262,452
PACE Strategic Fixed Income Investments—Class A	12,548	—	—	8,002	4,546
PACE Strategic Fixed Income Investments—Class C	8,973	—	—	5,921	3,052
PACE Strategic Fixed Income Investments—Class Y	5,946	—	—	4,185	1,761

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2018	Expires July 31, 2019	Expires July 31, 2020	Expires July 31, 2021
PACE Strategic Fixed Income Investments—Class P	$1,226,750	$—	$—	$811,545	$415,205
PACE Municipal Fixed Income Investments—Class A	24,250	—	—	—	24,250
PACE Municipal Fixed Income Investments—Class C	4,743	—	—	—	4,743
PACE Municipal Fixed Income Investments—Class Y	65	—	—	—	65
PACE Municipal Fixed Income Investments—Class P	180,108	—	—	—	180,108
PACE Global Fixed Income Investments—Class A	15,161	—	—	—	15,161
PACE Global Fixed Income Investments—Class C	1,019	—	—	—	1,019
PACE Global Fixed Income Investments—Class Y	1,475	—	—	—	1,475
PACE Global Fixed Income Investments—Class P	170,713	—	—	—	170,713
PACE High Yield Investments—Class A	1,250	—	—	—	1,250
PACE High Yield Investments—Class Y	790	—	—	—	790
PACE High Yield Investments—Class P	117,237	—	—	—	117,237
PACE Large Co Value Equity Investments—Class C	26	—	—	—	26
PACE Large Co Growth Equity Investments—Class C	268	—	—	—	268
PACE Small/Medium Co Value Investments—Class P	35,283	—	—	—	35,283
PACE Small/Medium Co Growth Equity Investments—Class Y	193	—	—	144	49
PACE International Equity Investments—Class A	647	—	—	—	647
PACE International Equity Investments—Class C	188	—	—	—	188
PACE International Emerging Markets Equity Investments—Class A	3,404	—	—	1,829	1,575
PACE International Emerging Markets Equity Investments—Class C	1,123	—	—	610	513
PACE International Emerging Markets Equity Investments—Class Y	5,338	—	—	2,637	2,701
PACE International Emerging Markets Equity Investments—Class P	592,228	—	—	355,968	236,260
PACE Global Real Estate Securities Investments—Class A	4,567	3,353	682	365	167
PACE Global Real Estate Securities Investments—Class C	407	142	182	40	43
PACE Global Real Estate Securities Investments—Class Y	901	210	556	79	56
PACE Global Real Estate Securities Investments—Class P	1,854,745	533,509	545,960	523,554	251,722

For the period ended January 31, 2018, the Portfolios listed below paid broker commissions to affiliates of the investment manager as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within cost of investments, and the Statement of operations within net realized gains (losses) from, and/or net change in unrealized appreciation/depreciation of investments and/or futures.

Affiliated broker	PACE Small/ Medium Co Value Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments
UBS AG	$—	$1,046	$1,468
UBS Securities Asia Ltd.	—	—	1,934
UBS Securities LLC	3,143	—	12
UBS Securities Pte Ltd.	—	—	2,198
UBS Limited	—	6,168	—

Service and distribution plans

UBS AM (US) is the principal underwriter of each Portfolio's shares. The Portfolios (with the exception of PACE Government Money Market Investments, which only offers Class P shares) have adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plans govern

PACE Select Advisors Trust

Notes to financial statements (unaudited)

payments made for the expenses incurred in the service and/or distribution of Class A and Class C shares. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Portfolios are as follows:

	Class A	Class C
Portfolio	Service fees	Service fees	Distribution fees
PACE Mortgage-Backed Securities Fixed Income Investments	0.25%	0.25%	0.50%
PACE Intermediate Fixed Income Investments	0.25	0.25	0.50
PACE Strategic Fixed Income Investments	0.25	0.25	0.50
PACE Municipal Fixed Income Investments	0.25	0.25	0.50
PACE Global Fixed Income Investments	0.25	0.25	0.50
PACE High Yield Investments	0.25	0.25	0.50
PACE Large Co Value Equity Investments	0.25	0.25	0.75
PACE Large Co Growth Equity Investments	0.25	0.25	0.75
PACE Small/Medium Co Value Equity Investments	0.25	0.25	0.75
PACE Small/Medium Co Growth Equity Investments	0.25	0.25	0.75
PACE International Equity Investments	0.25	0.25	0.75
PACE International Emerging Markets Equity Investments	0.25	0.25	0.75
PACE Global Real Estate Securities Investments	0.25	0.25	0.75
PACE Alternative Strategies Investments	0.25	0.25	0.75

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares.

At January 31, 2018, certain Portfolios owed UBS AM (US) service and distribution fees, and for the period ended January 31, 2018, certain Portfolios were informed by UBS AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	$7,096	$—
PACE Mortgage-Backed Securities Fixed Income Investments—Class C	6,604	—
PACE Intermediate Fixed Income Investments—Class A	3,374	—
PACE Intermediate Fixed Income Investments—Class C	782	—
PACE Strategic Fixed Income Investments—Class A	3,118	1,080
PACE Strategic Fixed Income Investments—Class C	4,880	—
PACE Municipal Fixed Income Investments—Class A	8,983	83
PACE Municipal Fixed Income Investments—Class C	5,212	—
PACE Global Fixed Income Investments—Class A	7,564	—
PACE Global Fixed Income Investments—Class C	1,577	—
PACE High Yield Investments—Class A	826	5,829
PACE High Yield Investments—Class C	1,699	—
PACE Large Co Value Equity Investments—Class A	26,135	391
PACE Large Co Value Equity Investments—Class C	10,669	—
PACE Large Co Growth Equity Investments—Class A	10,309	464
PACE Large Co Growth Equity Investments—Class C	2,504	—
PACE Small/Medium Co Value Equity Investments—Class A	3,951	2,267
PACE Small/Medium Co Value Equity Investments—Class C	3,633	—
PACE Small/Medium Co Growth Equity Investments—Class A	5,067	—
PACE Small/Medium Co Growth Equity Investments—Class C	2,344	115

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE International Equity Investments—Class A	$7,179	$2,705
PACE International Equity Investments—Class C	1,891	—
PACE International Emerging Markets Equity Investments—Class A	921	1,937
PACE International Emerging Markets Equity Investments—Class C	1,212	—
PACE Global Real Estate Securities Investments—Class A	83	3
PACE Global Real Estate Securities Investments—Class C	146	—
PACE Alternative Strategies Investments—Class A	1,787	3,721
PACE Alternative Strategies Investments—Class C	6,811	23

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Government Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS AM would have otherwise voluntarily waived/reimbursed. For the period ended January 31, 2018, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $90,032 which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the period ended January 31, 2018, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
PACE Government Money Market Investments	$186,436
PACE Mortgage-Backed Securities Fixed Income Investments	192,223
PACE Strategic Fixed Income Investments	233,246
PACE Municipal Fixed Income Investments	36,253
PACE Global Fixed Income Investments	214,256
PACE High Yield Investments	177,099
PACE Large Co Value Equity Investments	265,732
PACE Large Co Growth Equity Investments	256,680
PACE Small/Medium Co Value Equity Investments	249,459
PACE Small/Medium Co Growth Equity Investments	249,581
PACE International Equity Investments	248,471
PACE International Emerging Markets Equity Investments	228,508
PACE Global Real Estate Securities Investments	180,269
PACE Alternative Strategies Investments	136,002

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in each Portfolio's Portfolio of investments. State Street Bank and Trust Company serves as the Portfolios' lending agent.

In addition, PACE Large Co Value Equity Investments and PACE International Equity Investments participate in State Street's enhanced custody program. Through this program, State Street is capable of facilitating the Portfolios' short selling activity at a lower cost. A portion of the cash collateral received in connection with the Portfolios' securities lending activity is pledged back to State Street for the financing of short sales. This amount is shown as cash collateral on investments sold short in the Statement of assets and liabilities.

At January 31, 2018, the following Portfolios had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Intermediate Fixed Income Investments	$2,639,080	$2,683,770	$—	$2,683,770
PACE Strategic Fixed Income Investments	1,585,866	1,618,650	—	1,618,650
PACE Global Fixed Income Investments	2,611,499	2,661,275	—	2,661,275
PACE High Yield Investments	30,294,581	30,749,140	127,920	30,877,060	US Treasury Notes and US Treasury Bills
PACE Large Co Value Equity Investments**	32,584,363	13,393,889	20,299,075	33,692,964	US Treasury Notes and US Treasury Bills
PACE Large Co Growth Equity Investments	75,418,241	13,466,251	63,570,174	77,036,425	US Treasury Notes and US Treasury Bills
PACE Small/Medium Co Value Equity Investments	58,710,671	19,610,657	41,013,047	60,623,704	US Treasury Notes and US Treasury Bills
PACE Small/Medium Co Growth Equity Investments	96,354,408	27,920,387	71,000,324	98,920,711	US Treasury Notes and US Treasury Bills
PACE International Equity Investments**	37,160,034	15,114,101	24,026,086	39,140,187	US Treasury Notes and US Treasury Bills
PACE International Emerging Markets Investments	26,041,530	4,805,261	21,911,172	26,716,433	US Treasury Notes and US Treasury Bills
PACE Global Real Estate Securities Investments	2,186,011	1,445,895	794,926	2,240,821	US Treasury Notes and US Treasury Bills

*  These securities are held for the benefit of the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

**  This Portfolio participates in the enhanced custody program which permits self-borrow transactions that does not require any collateral for the securities on loan under those transactions.

The table below represents the disaggregation at January 31, 2018 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Portfolios or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Type of securities loaned		Total gross amount of recognized liabilities for
Portfolio	Equity securities	Corporate bonds	securities lending transactions
PACE Intermediate Fixed Income Investments	$—	$2,683,770	$2,683,770
PACE Strategic Fixed Income Investments	—	1,618,650	1,618,650
PACE Global Fixed Income Investments	—	2,661,275	2,661,275
PACE High Yield Investments	472,697	30,404,363	30,877,060
PACE Large Co Value Equity Investments	28,381,959	5,311,005	33,692,964
PACE Large Co Growth Equity Investments	77,036,425	—	77,036,425
PACE Small/Medium Co Value Equity Investments	60,254,524	369,180	60,623,704
PACE Small/Medium Co Growth Equity Investments	98,920,711		98,920,711
PACE International Equity Investments	39,140,187	—	39,140,187
PACE International Emerging Markets Equity Investments	26,716,433	—	26,716,433
PACE Global Real Estate Securities Investments	2,240,821	—	2,240,821

Bank line of credit

With the exception of PACE Government Money Market Investments, the Portfolios participate with other Portfolios managed, advised or subadvised by UBS AM in a $75 million committed credit facility (the " Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Portfolio at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Portfolio covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Portfolios in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Portfolios and the other 50% of the allocation is based on utilization. For the period ended January 31, 2018, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Large Co Value Equity Investments	$998,795	7	$436	2.247%
PACE Large Co Growth Equity Investments	1,508,435	9	843	2.234
PACE Small/Medium Co Growth Equity Investments	465,072	3	93	2.400
PACE International Equity Investments	582,195	8	349	2.322
PACE International Emerging Markets Equity Investments	1,208,201	12	998	2.479
PACE Global Real Estate Securities Investments	529,978	1	38	2.575
PACE Alternative Strategies Investments	582,632	2	165	2.244

At January 31, 2018, PACE International Emerging Markets Equity Investments had an outstanding borrowing of $854,511.

Commission recapture program

Certain Portfolios participate in a brokerage commission recapture program. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment subadvisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the

PACE Select Advisors Trust

Notes to financial statements (unaudited)

commission recapture program is directed exclusively to the Portfolio. For the period ended January 31, 2018, the following Portfolios recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) from investments:

Portfolio	Amount
PACE Large Co Value Equity Investments	$22,122
PACE Large Co Growth Equity Investments	18,723
PACE Small/Medium Co Value Equity Investments	75,573
PACE Small/Medium Co Growth Equity Investments	23,755
PACE International Equity Investments	14,994
PACE International Emerging Markets Equity Investments	6,326
PACE Global Real Estate Securities Investments	3,733
PACE Alternative Strategies Investments	9,773

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the period ended January 31, 2018, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

PACE Large Co Value Equity Investments	$16,513
PACE Large Co Growth Equity Investments	16,802
PACE Small/Medium Co Value Equity Investments	4,011
PACE International Equity Investments	25,275
PACE International Emerging Markets Equity Investments	10,830
PACE Global Real Estate Securities Investments	5,702
PACE Alternative Strategies Investments	52,909

For the period ended January 31, 2018, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

PACE Government Money Market Investments	$7,978,864
PACE Mortgage-Backed Securities Fixed Income Investments	912,912,454
PACE Intermediate Fixed Income Investments	1,082,368,005
PACE Strategic Fixed Income Investments	1,201,944,109
PACE Municipal Fixed Income Investments	7,078,613
PACE Global Fixed Income Investments	26,385,369
PACE High Yield Investments	17,560,533
PACE Alternative Strategies Investments	81,373,706

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Purchases and sales of securities

For the period ended January 31, 2018, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments	$3,674,012,981	$3,660,387,120
PACE Intermediate Fixed Income Investments	1,284,045,064	1,299,175,938
PACE Strategic Fixed Income Investments	956,429,327	1,046,223,204
PACE Municipal Fixed Income Investments	26,857,851	36,614,069
PACE Global Fixed Income Investments	458,059,013	477,743,474
PACE High Yield Investments	117,300,755	130,025,143
PACE Large Co Value Equity Investments (long transactions)	338,568,922	408,323,680
PACE Large Co Value Equity Investments (short transactions)	110,652,999	108,635,636
PACE Large Co Growth Equity Investments	336,245,140	437,104,998
PACE Small/Medium Co Value Equity Investments	174,061,660	184,298,470
PACE Small/Medium Co Growth Equity Investments	216,716,773	252,620,887
PACE International Equity Investments (long transactions)	389,380,163	393,348,329
PACE International Equity Investments (short transactions)	100,526,697	109,295,790
PACE International Emerging Markets Equity Investments	177,784,068	190,554,257
PACE Global Real Estate Securities Investments	46,971,655	49,740,339
PACE Alternative Strategies Investments (long transactions)	291,337,579	327,615,039
PACE Alternative Strategies Investments (short transactions)	151,980,029	155,294,982

Shares of beneficial interest

There are an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except PACE Government Money Market Investments, which transacts at $1.00 per share, were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments
For the six months ended January 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	4,773	$61,274	41	$536
Shares repurchased	(280,634)	(3,587,287)	(46,348)	(595,570)
Dividends reinvested	28,181	360,257	7,631	97,684
Net decrease	(247,680)	$(3,165,756)	(38,676)	$(497,350)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	548,507	$7,036,578	2,490,917	$31,928,317
Shares repurchased	(1,107,554)	(14,222,909)	(3,681,685)	(47,094,282)
Dividends reinvested	48,772	623,546	380,937	4,872,223
Net decrease	(510,275)	$(6,562,785)	(809,831)	$(10,293,742)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	24,803	$324,266	280	$3,652
Shares repurchased	(399,286)	(5,151,214)	(100,310)	(1,298,023)
Dividends reinvested	57,294	738,418	15,145	195,472
Net decrease	(317,189)	$(4,088,530)	(84,885)	$(1,098,899)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,828,107	$23,584,420	5,185,379	$66,990,471
Shares repurchased	(2,320,771)	(30,067,977)	(9,322,519)	(120,161,019)
Dividends reinvested	105,340	1,357,824	778,507	10,039,350
Net decrease	(387,324)	$(5,125,733)	(3,358,633)	$(43,131,198)

PACE Intermediate Fixed Income Investments
For the six months ended January 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	59,741	$734,981	6,169	$76,005
Shares repurchased	(167,077)	(2,053,290)	(6,138)	(75,465)
Dividends reinvested	9,214	113,221	497	6,118
Net increase (decrease)	(98,122)	$(1,205,088)	528	$6,658

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,945,637	$36,218,984
Shares repurchased	(599)	(7,359)	(3,160,493)	(38,864,726)
Dividends reinvested	302	3,713	305,179	3,750,257
Net increase (decrease)	(297)	$(3,646)	90,323	$1,104,515

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	39,571	$483,060	13,098	$159,408
Shares repurchased	(188,733)	(2,316,132)	(47,437)	(581,631)
Dividends reinvested	17,024	208,555	936	11,478
Net decrease	(132,138)	$(1,624,517)	(33,403)	$(410,745)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	42	$511	4,914,065	$60,306,862
Shares repurchased	(5,535)	(67,833)	(8,186,664)	(100,409,216)
Dividends reinvested	584	7,153	571,153	6,998,996
Net decrease	(4,909)	$(60,169)	(2,701,446)	$(33,103,358)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Strategic Fixed Income Investments
For the six months ended January 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	276,031	$3,826,105	5,612	$77,741
Shares repurchased	(201,528)	(2,793,068)	(56,154)	(775,001)
Dividends reinvested	9,674	133,328	4,235	58,388
Net increase (decrease)	84,177	$1,166,365	(46,307)	$(638,872)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	297	$4,094	4,255,814	$58,671,359
Shares repurchased	(6,392)	(88,134)	(5,354,057)	(73,841,065)
Dividends reinvested	1,587	21,825	749,156	10,317,476
Net decrease	(4,508)	$(62,215)	(349,087)	$(4,852,230)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	138,847	$1,902,451	32,769	$448,558
Shares repurchased	(135,375)	(1,857,528)	(192,885)	(2,652,160)
Dividends reinvested	32,977	446,367	19,054	257,504
Net increase (decrease)	36,449	$491,290	(141,062)	$(1,946,098)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	36,268	$490,502	7,895,823	$108,542,804
Shares repurchased	(87,754)	(1,206,837)	(12,264,489)	(168,349,197)
Dividends reinvested	6,535	88,375	2,613,274	35,388,248
Net decrease	(44,951)	$(627,960)	(1,755,392)	$(24,418,145)

PACE Municipal Fixed Income Investments
For the six months ended January 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	15,856	$207,682	94	$1,218
Shares repurchased	(436,442)	(5,672,835)	(67,306)	(879,788)
Dividends reinvested	34,062	443,051	4,662	60,653
Net decrease	(386,524)	$(5,022,102)	(62,550)	$(817,917)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,838,509	$23,974,450
Shares repurchased	(1,678)	(21,811)	(2,633,185)	(34,304,536)
Dividends reinvested	41	536	325,139	4,230,813
Net decrease	(1,637)	$(21,275)	(469,537)	$(6,099,273)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	22,482	$292,349	1,477	$19,532
Shares repurchased	(321,637)	(4,209,887)	(106,756)	(1,392,164)
Dividends reinvested	84,731	1,097,789	13,137	169,983
Net decrease	(214,424)	$(2,819,749)	(92,142)	$(1,202,649)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,674	$34,577	3,997,284	$52,136,942
Shares repurchased	(894)	(11,634)	(5,850,419)	(76,002,927)
Dividends reinvested	36	469	774,501	10,044,406
Net increase (decrease)	1,816	$23,412	(1,078,634)	$(13,821,579)

PACE Global Fixed Income Investments
For the six months ended January 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	3,812	$38,354	3	$32
Shares repurchased	(385,191)	(3,876,569)	(18,886)	(189,489)
Dividends reinvested	19,058	191,498	823	8,280
Net decrease	(362,321)	$(3,646,717)	(18,060)	$(181,177)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	545	$5,463	2,439,201	$24,526,922
Shares repurchased	(19,745)	(197,785)	(4,058,292)	(40,809,939)
Dividends reinvested	1,855	18,571	275,354	2,767,233
Net decrease	(17,345)	$(173,751)	(1,343,737)	$(13,515,784)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	42,161	$428,440	1,827	$19,490
Shares repurchased	(528,768)	(5,288,643)	(36,049)	(360,691)
Dividends reinvested	80,054	784,718	4,329	42,300
Net decrease	(406,553)	$(4,075,485)	(29,893)	$(298,901)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	20,528	$199,642	5,805,630	$57,723,827
Shares repurchased	(144,767)	(1,457,720)	(14,325,980)	(141,017,271)
Dividends reinvested	7,667	75,266	1,151,793	11,298,225
Net decrease	(116,572)	$(1,182,812)	(7,368,557)	$(71,995,219)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE High Yield Investments
For the six months ended January 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	20,508	$206,356	8,544	$86,330
Shares repurchased	(85,766)	(865,259)	(27,023)	(271,944)
Dividends reinvested	7,025	70,526	3,696	37,076
Net decrease	(58,233)	$(588,377)	(14,783)	$(148,538)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,964,170	$19,831,717
Shares repurchased	—	—	(3,804,162)	(38,409,233)
Dividends reinvested	1,459	14,705	946,882	9,529,782
Net increase (decrease)	1,459	$14,705	(893,110)	$(9,047,734)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	187,204	$1,834,110	25,004	$244,734
Shares repurchased	(172,758)	(1,691,398)	(101,939)	(1,003,120)
Dividends reinvested	15,426	152,398	8,203	80,939
Net increase (decrease)	29,872	$295,110	(68,732)	$(677,447)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	158	$1,582	5,454,783	$54,112,831
Shares repurchased	(43,448)	(430,252)	(13,245,821)	(131,819,861)
Dividends reinvested	3,735	36,967	2,146,838	21,251,408
Net decrease	(39,555)	$(391,703)	(5,644,200)	$(56,455,622)

PACE Large Co Value Equity Investments
For the six months ended January 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	4,790	$114,375	3,645	$87,808
Shares repurchased	(331,815)	(8,078,184)	(46,870)	(1,137,618)
Dividends reinvested	363,577	8,562,250	33,684	797,625
Net increase (decrease)	36,552	$598,441	(9,541)	$(252,185)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,119	$51,138	1,888,697	$45,787,342
Shares repurchased	(46,381)	(1,132,602)	(4,252,850)	(102,654,024)
Dividends reinvested	61,246	1,444,784	4,066,047	95,430,125
Net increase	16,984	$363,320	1,701,894	$38,563,443

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	97,416	$2,116,816	8,839	$199,165
Shares repurchased	(578,984)	(13,129,356)	(105,269)	(2,343,246)
Dividends reinvested	195,073	4,430,117	16,545	377,559
Net decrease	(286,495)	$(6,582,423)	(79,885)	$(1,766,522)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	13,076	$299,723	4,321,121	$97,734,533
Shares repurchased	(149,139)	(3,392,757)	(10,383,085)	(235,130,902)
Dividends reinvested	35,514	807,218	2,219,766	50,233,136
Net decrease	(100,549)	$(2,285,816)	(3,842,198)	$(87,163,233)

PACE Large Co Growth Equity Investments
For the six months ended January 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	3,538	$91,697	851	$17,568
Shares repurchased	(124,244)	(3,260,424)	(14,801)	(313,550)
Dividends reinvested	167,774	4,180,943	15,249	305,897
Net increase	47,068	$1,012,216	1,299	$9,915

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,277	$34,614	1,531,248	$41,141,566
Shares repurchased	(18,748)	(518,656)	(4,501,190)	(120,262,970)
Dividends reinvested	53,891	1,399,023	4,534,805	116,816,538
Net increase	36,420	$914,981	1,564,863	$37,695,134

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	35,214	$797,762	4,805	$89,015
Shares repurchased	(221,741)	(5,017,890)	(63,737)	(1,191,712)
Dividends reinvested	61,879	1,318,013	6,142	108,599
Net decrease	(124,648)	$(2,902,115)	(52,790)	$(994,098)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,931	$139,872	4,297,217	$99,576,157
Shares repurchased	(84,723)	(1,997,979)	(9,795,290)	(228,489,621)
Dividends reinvested	20,433	450,768	1,762,289	38,611,773
Net decrease	(58,359)	$(1,407,339)	(3,735,784)	$(90,301,691)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Small/Medium Co Value Equity Investments
For the six months ended January 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	7,268	$148,902	1,978	$33,840
Shares repurchased	(45,029)	(946,044)	(24,949)	(425,333)
Dividends reinvested	89,152	1,775,916	30,827	503,716
Net increase	51,391	$978,774	7,856	$112,223

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,015,967	$21,912,802
Shares repurchased	(359)	(7,776)	(2,015,635)	(43,451,586)
Dividends reinvested	1,505	31,275	2,563,645	52,580,356
Net increase	1,146	$23,499	1,563,977	$31,041,572

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	22,524	$442,534	5,365	$97,193
Shares repurchased	(94,015)	(1,933,931)	(43,473)	(721,678)
Dividends reinvested	31,163	647,548	8,801	154,544
Net decrease	(40,328)	$(843,849)	(29,307)	$(469,941)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	380	$8,190	2,186,330	$45,803,057
Shares repurchased	(23,076)	(475,970)	(5,020,452)	(105,541,766)
Dividends reinvested	737	15,893	924,407	19,717,504
Net decrease	(21,959)	$(451,887)	(1,909,715)	$(40,021,205)

PACE Small/Medium Co Growth Equity Investments
For the six months ended January 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	906	$15,621	271	$3,576
Shares repurchased	(75,895)	(1,297,201)	(40,982)	(533,510)
Dividends reinvested	68,619	1,175,452	13,101	171,627
Net decrease	(6,370)	$(106,128)	(27,610)	$(358,307)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,028,001	$18,872,181
Shares repurchased	(212)	(4,005)	(2,253,919)	(41,174,530)
Dividends reinvested	288	5,347	1,342,869	24,520,791
Net increase	76	$1,342	116,951	$2,218,442

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	21,537	$307,658	27,464	$324,342
Shares repurchased	(198,619)	(2,997,232)	(43,816)	(506,314)
Dividends reinvested	—	—	—	—
Net decrease	(177,082)	$(2,689,574)	(16,352)	$(181,972)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	262	$4,401	2,716,804	$43,686,141
Shares repurchased	(26,378)	(409,960)	(5,593,573)	(90,563,865)
Dividends reinvested	—	—	46	700
Net decrease	(26,116)	$(405,559)	(2,876,723)	$(46,877,024)

PACE International Equity Investments
For the six months ended January 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	13,136	$225,663	5,447	$90,193
Shares repurchased	(67,016)	(1,137,828)	(11,277)	(192,010)
Dividends reinvested	31,358	531,517	1,325	22,082
Net decrease	(22,522)	$(380,648)	(4,505)	$(79,735)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	6,027	$100,291	3,963,312	$66,848,159
Shares repurchased	(60,104)	(1,022,586)	(5,000,519)	(84,313,632)
Dividends reinvested	18,530	312,610	1,352,532	22,763,115
Net increase (decrease)	(35,547)	$(609,685)	315,325	$5,297,642

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	36,409	$535,552	1,730	$25,008
Shares repurchased	(256,375)	(3,739,739)	(35,061)	(487,060)
Dividends reinvested	37,580	519,732	1,452	19,766
Net decrease	(182,386)	$(2,684,455)	(31,879)	$(442,286)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	22,403	$335,300	12,384,069	$182,116,934
Shares repurchased	(259,024)	(3,739,939)	(10,880,708)	(158,879,925)
Dividends reinvested	22,854	314,477	1,407,765	19,328,610
Net increase (decrease)	(213,767)	$(3,090,162)	2,911,126	$42,565,619

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE International Emerging Markets Equity Investments
For the six months ended January 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	6,924	$98,819	330	$4,234
Shares repurchased	(29,236)	(424,590)	(7,265)	(92,440)
Dividends reinvested	2,470	34,896	267	3,484
Net decrease	(19,842)	$(290,875)	(6,668)	$(84,722)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	16,828	$241,923	1,826,232	$26,114,021
Shares repurchased	(21,019)	(303,962)	(2,830,404)	(40,557,638)
Dividends reinvested	6,786	96,566	368,348	5,212,130
Net increase (decrease)	2,595	$34,527	(635,824)	$(9,231,487)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	15,192	$181,698	—	$—
Shares repurchased	(61,822)	(732,375)	(18,856)	(203,093)
Dividends reinvested	2,482	26,782	92	915
Net decrease	(44,148)	$(523,895)	(18,764)	$(202,178)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	20,151	$245,755	5,624,189	$66,658,885
Shares repurchased	(145,722)	(1,715,451)	(7,063,584)	(84,497,808)
Dividends reinvested	6,934	75,304	357,626	3,862,358
Net decrease	(118,637)	$(1,394,392)	(1,081,769)	$(13,976,565)

PACE Global Real Estate Securities Investments
For the six months ended January 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	15	$112	—	$—
Shares repurchased	(10,691)	(82,757)	(11,336)	(82,730)
Dividends reinvested	1,778	13,616	716	5,267
Net decrease	(8,898)	$(69,029)	(10,620)	$(77,463)

	Class Y*		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,180,809	$8,700,786
Shares repurchased	(4,239)	(31,230)	(1,641,694)	(12,121,697)
Dividends reinvested	174	1,289	785,141	5,786,490
Net increase (decrease)	(4,065)	$(29,941)	324,256	$2,365,579

*  Class Y was fully redeemed as of January 25, 2018.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	24,369	$187,585	10,552	$79,994
Shares repurchased	(13,227)	(99,468)	(19,433)	(137,938)
Dividends reinvested	1,996	14,210	1,594	10,900
Net increase (decrease)	13,138	$102,327	(7,287)	$(47,044)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,146	$8,282	2,337,461	$16,893,651
Shares repurchased	(484)	(3,514)	(3,790,450)	(27,427,929)
Dividends reinvested	136	938	820,141	5,626,170
Net increase (decrease)	798	$5,706	(632,848)	$(4,908,108)

PACE Alternative Strategies Investments
For the six months ended January 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	15,831	$170,830	1,472	$15,000
Shares repurchased	(82,861)	(899,511)	(173,547)	(1,765,164)
Dividends reinvested	—	—	—	—
Net decrease	(67,030)	$(728,681)	(172,075)	$(1,750,164)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	602	$6,532	4,613,041	$49,748,134
Shares repurchased	(8,314)	(90,521)	(5,354,071)	(57,709,684)
Dividends reinvested	—	—	—	—
Net decrease	(7,712)	$(83,989)	(741,030)	$(7,961,550)

For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	113,582	$1,184,373	56,144	$555,670
Shares repurchased	(234,713)	(2,474,229)	(373,423)	(3,711,389)
Dividends reinvested	—	—	—	—
Net decrease	(121,131)	$(1,289,856)	(317,279)	$(3,155,719)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	8,528	$89,460	10,350,762	$108,680,982
Shares repurchased	(132,701)	(1,380,661)	(17,743,826)	(185,454,010)
Dividends reinvested	—	—	—	—
Net decrease	(124,173)	$(1,291,201)	(7,393,064)	$(76,773,028)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Redemption fees

Effective August 3, 2015, the redemption fee of 1.00% imposed by each class of each series of the Trust, with the exception of PACE Government Money Market Investments, was eliminated. Prior to August 3, 2015 for purchases of shares on or after February 17, 2015, the redemption fee was calculated as a percentage of the amount redeemed within 30 days of purchase, if applicable. This amount was paid to the applicable Portfolio. For the period ended January 31, 2018, the redemption fees retained by the Portfolios are disclosed in the Statement of changes in net assets.

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended July 31, 2017 was as follows:

Portfolio	Tax-exempt income	Ordinary income	Long term realized capital gains	Return of capital
PACE Government Money Market Investments	$—	$227,818	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	—	13,518,665	—	—
PACE Intermediate Fixed Income Investments	—	8,021,219	—
PACE Strategic Fixed Income Investments	—	32,945,823	6,254,022	—
PACE Municipal Fixed Income Investments	10,386,704	92,505	2,805,662	—
PACE Global Fixed Income Investments	—	9,237,190	—	4,012,782
PACE High Yield Investments	—	23,351,261	—	—
PACE Large Co Value Equity Investments	—	23,248,091	36,152,031	—
PACE Large Co Growth Equity Investments	—	4,312,814	38,258,776	—
PACE Small/Medium Co Value Equity Investments	—	16,268,383	5,521,465	—
PACE Small/Medium Co Growth Equity Investment	—	—	—	—
PACE International Equity Investments	—	21,641,537	—	—
PACE International Emerging Markets Equity Investments	—	4,192,140	—	—
PACE Global Real Estate Securities Investments	—	6,076,147	—	—
PACE Alternative Strategies Investments	—	—	—	—

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending July 31, 2018.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at January 31, 2018 were as follows:

Fund	Cost of Investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
PACE Mortgage-Backed Securities Fixed Income Investments	$746,151,165	$6,749,106	$(11,228,088)	$(4,478,982)
PACE Intermediate Fixed Income Investments	441,908,259	1,463,769	(5,680,195)	(4,216,426)
PACE Strategic Fixed Income Investments	891,967,590	21,242,868	(14,646,291)	6,596,577
PACE Municipal Fixed Income Investments	356,840,453	8,367,240	(2,605,413)	5,761,827
PACE Global Fixed Income Investments	469,121,079	15,072,041	(1,518,006)	13,554,035
PACE High Yield Investments	390,857,330	20,114,119	(9,977,193)	10,136,926
PACE Large Co Value Equity Investments	1,332,717,348	332,891,110	(19,700,657)	313,190,453
PACE Large Co Growth Equity Investments	1,025,593,903	460,173,564	(12,950,537)	447,223,027
PACE Small/Medium Co Value Equity Investments	486,594,308	100,197,751	(12,848,474)	87,349,277
PACE Small/Medium Co Growth Equity Investments	456,910,110	116,189,626	(10,522,559)	105,667,067
PACE International Equity Investments	1,226,839,693	265,114,847	(29,164,367)	235,950,480
PACE International Emerging Markets Equity Investments	411,150,425	128,710,189	(10,229,400)	118,480,789
PACE Global Real Estate Securities Investments	140,398,217	8,567,725	(6,786,111)	1,781,614
PACE Alternative Strategies Investments	691,498,420	48,348,765	(10,936,829)	37,411,936

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolios after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At July 31, 2017, the following Portfolios had post-enactment net capital losses that will be carried forward indefinitely as follows:

Portfolio	Short-term	Long-term	Total
PACE Government Money Market Investments	$1,112	$—	$1,112
PACE Mortgage-Backed Securities Fixed Income Investments	3,247,980	11,359,601	14,607,581
PACE Intermediate Fixed Income Investments	13,786	—	13,786
PACE Strategic Fixed Income Investments	7,210,603	2,744,934	9,955,537
PACE Global Fixed Income Investments	7,060,055	—	7,060,055
PACE High Yield Investments	—	13,883,966	13,883,966
PACE International Emerging Markets Equity Investments	41,232,504	23,007,139	64,239,643
PACE Alternative Strategies Investments	278,914	—	278,914

At July 31, 2017, the following Portfolios had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Portfolio	July 31, 2018	July 31, 2019	July 31, 2010	July 31, 2021	Total
PACE Global Fixed Income Investments	$7,784,695	$—	$—	$—	$7,784,695
PACE International Equity Investments	122,040,705	—	—	—	122,040,705
PACE Alternative Strategies Investments	35,556,572	—	—	—	35,556,572

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the year ended July 31, 2017, the following Portfolios incurred, and elected to defer losses of the following:

	Late year ordinary	Post-October capital losses
	losses	Short-term	Long-term
PACE Strategic Fixed Income Investments	$131,392	$—	$—
PACE Small/Medium Co Growth Equity Investments	1,786,669	—	—
PACE Global Fixed Income Investments	29,216,059	—	—
PACE Alternative Strategies Investments	10,738,478	—	—

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolios have conducted an analysis and concluded as of January 31, 2018 that, other than PACE Global Real Estate Securities Investments, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. As of January 31, 2018, PACE Global Real Estate Securities Investments has recognized a liability of $38,498 related to uncertain tax positions which is included in payable foreign withholding taxes and foreign capital gains, in the Statement of assets and liabilities. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended January 31, 2018, the Portfolios did not incur any interest or penalties. Capital gains realized by the Portfolios on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes will be paid by the Portfolios.

Each of the tax years in the four year period ended July 31, 2017, remains subject to examination by the Internal Revenue Service and state taxing authorities.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

In addition, PACE Government Money Market Investments discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

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Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Principal Officers

Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Joanne M. Kilkeary
Vice President, Treasurer and
Principal Accounting Officer

Robert Sabatino
Vice President

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

©UBS 2018. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S276

PACE® Government Money Market Investments

Semiannual Report  | January 31, 2018

PACE Government Money Market Investments

Performance

The seven-day current yield for the Fund as of January 31, 2018 was 0.79% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 5. Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share.

Advisor's Comments

After raising rates in both March and June 2017, the Fed again raised rates in December 2017, bringing the federal funds rate to a range between 1.25% and 1.50%. In addition, starting in October 2017, the Fed began reducing its sizable balance sheet. For 2018, the Fed currently anticipates making three additional 0.25% rate hikes and taking further actions to pare its balance sheet. While the yields on a wide range of short-term investments moved higher over the period, yields still remain low by historical comparison. As a result, the Portfolio's yield remained low during the reporting period.

PACE Government
Money Market
Investments

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity.

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

1

PACE Government Money Market Investments

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the six-month review period. When the reporting period began, the Portfolio had a WAM of 40 days. This was decreased to 28 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the six-month period. We increased the Portfolio's exposure to US government and agency obligations and reduced its allocation to repurchase agreements. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Mark E. Carver President PACE Select Advisors Trust Managing Director UBS Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, PACE Government Money Market Investments Managing Director, UBS Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

2

PACE Government Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) on-going program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2017 to January 31, 2018.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

3

PACE Government Money Market Investments

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value August 1, 2017	Ending account value January 31, 2018	Expenses paid during period[1] 08/01/17 to 01/31/18	Expense ratio during the period
Actual	$1,000.00	$1,002.80	$3.03	0.60%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.18	3.06	0.60

1  Expenses are equal to the Portfolio's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

4

PACE Government Money Market Investments

Yields and characteristics at a glance—January 31, 2018 (unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	0.79%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	0.79
Seven-day current yield before fee waivers and/or expense reimbursements[1]	0.48
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	0.48
Weighted average maturity[2]	28 days
Portfolio composition[3]
US government and agency obligations	87.7%
Repurchase agreements	14.9
Other assets less liabilities	(2.6)
Total	100.0%

You could lose money by investing in PACE Government Money Market Investments. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in PACE Government Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. PACE Government Money Market Investments' sponsor has no legal obligation to provide financial support to PACE Government Money Market Investments, and you should not expect that the portfolio's sponsor will provide financial support to PACE Government Money Market Investments at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The Portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The Portfolio is actively managed and its composition will vary over time.

5

PACE Government Money Market Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face Amount	Value
US government and agency obligations—87.73%
Federal Farm Credit Bank
3 mo. USD LIBOR – 0.030%,
1.457%, due 03/02/18[1]	$1,000,000	$1,000,128
1 mo. USD LIBOR – 0.085%,
1.483%, due 02/28/18[1]	1,000,000	999,933
1 mo. USD LIBOR + 0.055%,
1.610%, due 02/08/18[1]	2,000,000	1,999,933
Federal Home Loan Bank
3 mo. USD LIBOR – 0.380%,
1.023%, due 02/09/18[1]	2,000,000	2,000,004
1.125%, due 02/28/18[2]	3,000,000	2,997,469
1.135%, due 02/28/18[2]	2,000,000	1,998,297
1.200%, due 02/01/18[2]	1,000,000	1,000,000
1.200%, due 02/02/18[2]	2,000,000	1,999,933
1.200%, due 02/09/18[2]	2,000,000	1,999,467
1.240%, due 02/09/18[2]	2,000,000	1,999,449
1.285%, due 02/09/18[2]	3,000,000	2,999,143
1.287%, due 02/02/18[2]	2,000,000	1,999,928
1.290%, due 02/16/18[2]	4,000,000	3,997,850
1.295%, due 02/16/18[2]	5,000,000	4,997,302
1.299%, due 02/09/18[2]	5,000,000	4,998,557
1.299%, due 02/23/18[2]	4,000,000	3,996,825
1.300%, due 02/07/18[2]	4,500,000	4,499,025
1.300%, due 02/08/18[2]	5,000,000	4,998,736
1.300%, due 02/16/18[2]	2,000,000	1,998,917
1.301%, due 02/14/18[2]	2,000,000	1,999,060
1.310%, due 02/14/18[2]	2,000,000	1,999,054
1.314%, due 03/07/18[2]	2,000,000	1,997,518
1.315%, due 02/07/18[2]	1,300,000	1,299,715
1.315%, due 02/23/18[2]	2,700,000	2,697,830
1.325%, due 03/02/18[2]	3,000,000	2,996,798
1.330%, due 03/20/18[2]	2,000,000	1,996,527
1.330%, due 03/23/18[2]	1,000,000	998,153

6

PACE Government Money Market Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face Amount	Value
US government and agency obligations—(continued)
1.335%, due 03/19/18[2]	$5,000,000	$4,991,471
1.335%, due 03/21/18[2]	2,000,000	1,996,440
1.338%, due 03/28/18[2]	2,000,000	1,995,912
1.340%, due 03/21/18[2]	5,000,000	4,991,067
1.340%, due 03/28/18[2]	1,000,000	997,953
1.340%, due 03/29/18[2]	1,000,000	997,916
1.348%, due 03/16/18[2]	2,000,000	1,996,780
1.350%, due 03/14/18[2]	2,000,000	1,996,925
1.350%, due 03/20/18[2]	1,300,000	1,297,709
1.350%, due 03/26/18[2]	5,000,000	4,990,062
1.360%, due 03/23/18[2]	3,000,000	2,994,333
1.360%, due 04/03/18[2]	2,000,000	1,995,391
1.370%, due 04/04/18[2]	2,000,000	1,995,281
1.375%, due 03/28/18[2]	2,000,000	1,995,799
1.380%, due 03/28/18[2]	1,000,000	997,892
1.390%, due 04/06/18[2]	2,000,000	1,995,058
1.400%, due 04/10/18[2]	2,050,000	2,044,579
1 mo. USD LIBOR – 0.155%,
1.402%, due 02/05/18[1]	2,000,000	2,000,000
1.403%, due 04/06/18[2]	2,000,000	1,995,012
1.410%, due 04/04/18[2]	3,000,000	2,992,715
1 mo. USD LIBOR – 0.145%,
1.414%, due 02/15/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.145%,
1.414%, due 02/25/18[1]	1,000,000	1,000,000
1.414%, due 04/11/18[2]	2,000,000	1,994,580
1 mo. USD LIBOR – 0.140%,
1.417%, due 02/05/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR – 0.135%,
1.419%, due 02/12/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.140%,
1.419%, due 02/16/18[1]	1,000,000	1,000,000
1.419%, due 04/13/18[2]	5,000,000	4,986,007

7

PACE Government Money Market Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face Amount	Value
US government and agency obligations—(continued)
1 mo. USD LIBOR – 0.135%,
1.424%, due 02/16/18[1]	$3,000,000	$2,999,997
1 mo. USD LIBOR – 0.130%,
1.431%, due 02/25/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.135%,
1.432%, due 02/28/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.135%,
1.432%, due 02/28/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.125%,
1.436%, due 02/20/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.115%,
1.441%, due 02/18/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR – 0.130%,
1.444%, due 03/01/18[1]	4,000,000	4,000,000
1 mo. USD LIBOR – 0.115%,
1.446%, due 02/25/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.115%,
1.447%, due 02/04/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.120%,
1.447%, due 02/28/18[1]	1,000,000	999,998
1.447%, due 04/18/18[2]	2,000,000	1,993,890
1 mo. USD LIBOR – 0.115%,
1.449%, due 02/03/18[1]	1,000,000	1,000,169
3 mo. USD LIBOR – 0.220%,
1.455%, due 03/26/18[1]	800,000	799,986
1 mo. USD LIBOR – 0.100%,
1.456%, due 02/18/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.105%,
1.456%, due 02/22/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.100%,
1.461%, due 02/21/18[1]	2,000,000	2,000,000
1 mo. USD LIBOR – 0.095%,
1.466%, due 02/21/18[1]	1,200,000	1,200,000
1 mo. USD LIBOR – 0.080%,
1.478%, due 02/19/18[1]	1,000,000	1,000,000

8

PACE Government Money Market Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face Amount	Value
US government and agency obligations—(concluded)
1 mo. USD LIBOR – 0.085%,
1.479%, due 02/03/18[1]	$1,000,000	$1,000,000
1 mo. USD LIBOR – 0.080%,
1.482%, due 02/04/18[1]	1,000,000	1,000,000
1 mo. USD LIBOR – 0.070%,
1.491%, due 02/25/18[1]	1,000,000	1,000,434
3 mo. USD LIBOR – 0.210%,
1.542%, due 04/26/18[1]	2,000,000	1,999,527
Federal Home Loan Mortgage Corp.
1.110%, due 03/02/18[2]	2,000,000	1,998,212
US Treasury Bills
1.306%, due 05/10/18[2]	2,000,000	1,992,892
1.412%, due 05/24/18[2]	4,000,000	3,982,422
US Treasury Notes
3 mo. Treasury money market yield + 0.170%,
1.605%, due 02/01/18[1]	1,000,000	1,000,060
3 mo. Treasury money market yield + 0.174%,
1.609%, due 02/01/18[1]	2,300,000	2,300,110
3 mo. Treasury money market yield + 0.190%,
1.625%, due 02/01/18[1]	6,000,000	6,000,243
Total US government and agency obligations (cost—$176,972,373)		176,972,373

9

PACE Government Money Market Investments

Portfolio of investments—January 31, 2018 (unaudited)

	Face Amount	Value
Repurchase agreements—14.93%
Repurchase agreement dated 01/31/18 with Goldman Sachs & Co., 1.300% due 02/01/18, collateralized by $26,237,600 US Treasury Bond, 8.750% due 05/15/20; (value—$30,600,077); proceeds: $30,001,083	$30,000,000	$30,000,000
Repurchase agreement dated 01/31/18 with State Street Bank and Trust Co., 0.050% due 02/01/18, collateralized by $124,142 US Treasury Note, 1.500% due 01/31/22; (value—$119,807); proceeds: $117,000	117,000	117,000
Total repurchase agreements (cost—$30,117,000)		30,117,000
Total investments (cost—$207,089,373 which approximates cost for federal income tax purposes)—102.66%		207,089,373
Liabilities in excess of other assets—(2.66)%		(5,363,720)
Net assets—100.00%		$201,725,653

10

PACE Government Money Market Investments

Portfolio of investments—January 31, 2018 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$176,972,373	$—	$176,972,373
Repurchase agreements	—	30,117,000	—	30,117,000
Total	$—	$207,089,373	$—	$207,089,373

At January 31, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

2  Rate shown is the discount rate at the date of purchase unless otherwise noted.

Portfolio acronym

LIBOR  London Interbank Offered Rate

See accompanying notes to financial statements
11

PACE Government Money Market Investments

Statement of assets and liabilities—January 31, 2018 (unaudited)

Assets:
Investments, at value (cost—$176,972,373)	$176,972,373
Repurchase agreements, at value (cost—$30,117,000)	30,117,000
Total investments in securities, at value (cost—$207,089,373)	207,089,373
Cash	891
Receivable for shares of beneficial interest sold	569,048
Receivable for interest	31,947
Other assets	12,555
Total assets	207,703,814
Liabilities:
Payable for investments purchased	4,000,000
Payable for shares of beneficial interest repurchased	1,513,992
Dividends payable to shareholders	65,826
Payable to affiliate	27,532
Payable to custodian	886
Accrued expenses and other liabilities	369,925
Total liabilities	5,978,161
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$201,727,351
Accumulated net realized loss	(1,698)
Net assets	$201,725,653
Shares outstanding	201,726,163
Net asset value	$1.00

See accompanying notes to financial statements
12

PACE Government Money Market Investments

Statement of operations

For the six months ended January 31, 2018 (unaudited)
Investment income:
Interest	$1,240,923
Expenses:
Investment management and administration fees	379,204
Transfer agency and related services fees	447,589
Reports and notices to shareholders	51,923
Professional fees	51,362
State registration fees	15,386
Trustees' fees	12,360
Custody and accounting fees	9,209
Insurance expense	1,854
Other expenses	15,697
984,584
Fee waivers and/or expense reimbursements by investment manager and administrator	(334,524)
Net expenses	650,060
Net investment income	590,863
Net realized gain	6
Net increase in net assets resulting from operations	$590,869

See accompanying notes to financial statements
13

PACE Government Money Market Investments

Statement of changes in net assets

	For the six months ended January 31, 2018 (unaudited)	For the year ended July 31, 2017
From operations:
Net investment income	$590,863	$227,818
Net realized gain (loss)	6	(1,112)
Net increase in net assets resulting from operations	590,869	226,706
Dividends and distributions to shareholders from:
Net investment income	(590,863)	(227,818)
Net increase in net assets from beneficial interest transactions	2,140,288	16,609,926
Net increase in net assets	2,140,294	16,608,814
Net assets:
Beginning of period	199,585,359	182,976,545
End of period	$201,725,653	$199,585,359
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
14

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15

PACE Government Money Market Investments

Financial highlights

Selected financial data throughout each period is presented below:

Six months ended January 31, 2018
Class P	(unaudited)
Net asset value, beginning of period	$1.00
Net investment income	0.003
Net realized gains (losses)	0.000[1]
Net increase from operations	0.003
Dividends from net investment income	(0.003)
Distributions from net realized gains	—
Total dividends and distributions	(0.003)
Net asset value, end of period	$1.00
Total investment return[2]	0.28%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.91%[4]
Expenses after fee waivers and/or expense reimbursements	0.60%[4]
Net investment income	0.55%[4]
Supplemental data:
Net assets, end of period (000's)	$201,726

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported.The figures do not include program fees; results would be lower if these fees were included. The investment return for period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  In August 2013, UBS AM made a voluntary cash payment of $2,340 to the Portfolio in order to address a differential between the number of shares outstanding and the Portfolio's net assets. The differential was attributable to historical embedded capital losses that were experienced by the Portfolio over several years prior to credit crisis of 2008. Payment from investment advisor had no impact on the Portfolio's total investment return and represents less than $0.0005 per share.

4  Annualized.
See accompanying notes to financial statements
16

	Years ended July 31,
Class P	2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.001	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Net realized gains (losses)	(0.000)[1]	0.000[1]	—	0.000[1]	—
Net increase from operations	0.001	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Dividends from net investment income	(0.001)	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	—	(0.000)[1]	—	(0.000)[1]	—
Total dividends and distributions	(0.001)	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.11%	0.01%	0.01%	0.01%[3]	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.95%	0.96%	0.93%	0.91%	0.88%
Expenses after fee waivers and/or expense reimbursements	0.52%	0.26%	0.14%	0.14%	0.19%
Net investment income	0.12%	0.01%	0.01%	0.01%	0.01%
Supplemental data:
Net assets, end of period (000's)	$199,585	$182,977	$168,503	$212,025	$309,842

17

PACE Government Money Market Investments

Notes to financial statements (unaudited)

Organization and significant accounting policies

PACE Government Money Market Investments (the "Portfolio") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified series of PACE Select Advisors Trust (the "Trust"), an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies. The financial statements for the other series of the Trust are not included herein. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager, investment advisor and administrator for the Portfolio. UBS AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

18

PACE Government Money Market Investments

Notes to financial statements (unaudited)

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolio's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In August 2014, the FASB issued Accounting Standard Update No. 2014-15, Presentation of Financial Statements-Going Concern (Subtopic 205-40): "Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern" ("ASU 2014-15"). The update provides guidance about management's responsibility to evaluate whether there is substantial doubt about the entity's ability to continue as a going concern and to provide related footnote disclosure. Management has evaluated relevant conditions and events, which are known and reasonably knowable, and has determined that there are no conditions and events that raise substantial doubt about the Fund's ability to continue as a going concern.

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017. Management has assessed the impact of these regulatory developments and the changes are incorporated within the financial statements.

19

PACE Government Money Market Investments

Notes to financial statements (unaudited)

The following is a summary of significant accounting policies:

Valuation of investments—Under Rule 2a-7 under the 1940 Act, the Portfolio has adopted a policy to operate as a "government money market fund". Under Rule 2a-7 under the 1940 Act, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", the Portfolio values its investments at amortized cost unless the Portfolio's Board of Trustees (the "Board") determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Portfolio's Portfolio of investments.

Constant net asset value per share—The Portfolio attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to

20

PACE Government Money Market Investments

Notes to financial statements (unaudited)

operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share.

Liquidity fee and/or redemption gates—By operating as a "government money market fund," the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 of the 1940 Act or a Portfolio's investment strategies and limitations may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes

21

PACE Government Money Market Investments

Notes to financial statements (unaudited)

insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risks.

The Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM. Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolio potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by

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PACE Government Money Market Investments

Notes to financial statements (unaudited)

economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Portfolio's Board has approved an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, the Portfolio pays UBS AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At January 31, 2018, UBS AM is owed $27,532 from the Portfolio, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding borrowing costs and interest expense, if any) through November 30, 2018 at a level not to exceed 0.60%. For the period ended January 31, 2018, UBS AM waived $244,492 in investment management and administration fees. The Portfolio will make a payment to UBS AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

At January 31, 2018, the Portfolio had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2018	Expires July 31, 2019	Expires July 31, 2020	Expires July 31, 2021
$2,308,187	$685,972	$706,786	$670,937	$244,492

No amount was repaid back to UBS AM in the past year.

23

PACE Government Money Market Investments

Notes to financial statements (unaudited)

UBS AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. This management fee waiver will not be subject to future recoupment. For the period ended January 31, 2018, UBS AM did not voluntarily waive and/or reimburse expenses for that purpose.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the period ended January 31, 2018, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $7,978,864. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

24

PACE Government Money Market Investments

Notes to financial statements (unaudited)

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Government Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS AM would have otherwise voluntarily waived/reimbursed. For the period ended January 31, 2018, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $90,032, which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the period ended January 31, 2018, UBS Financial Services Inc. received from BNY Mellon, not the Portfolio, $186,436 of the total transfer agency and related services fees paid by the Portfolio to BNY Mellon.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the six months ended January 31, 2018	For the year ended July 31, 2017
Shares sold	95,576,075	279,769,071
Shares repurchased	(93,953,608)	(263,332,595)
Dividends reinvested	517,821	173,450
Net increase in shares outstanding	2,140,288	16,609,926

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code

25

PACE Government Money Market Investments

Notes to financial statements (unaudited)

applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the period ended January 31, 2018 and the fiscal year ended July 31, 2017 was ordinary income.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Portfolio's fiscal year ending July 31, 2018.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolio after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires post-enactment net capital losses be used before pre-enactment net capital losses. At July 31, 2017, the Portfolio had post-enactment short-term capital loss carryforwards of $1,112.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolio has analyzed and concluded as of January 31, 2018, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended January 31, 2018, the Portfolio did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2017, remains subject to examination by the Internal Revenue Service and state taxing authorities.

26

PACE Government Money Market Investments

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, the Portfolio discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on SEC's Web site (http://www.sec.gov).

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Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Principal Officers

Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Robert Sabatino
Vice President

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© UBS 2018. All rights reserved.
UBS Asset Management (Americas), Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S097

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)                Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended—Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	April 11, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	April 11, 2018

By:	/s/ Joanne Kilkeary
Joanne Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	April 11, 2018